As filed with the Securities and Exchange Commission on October 15, 1999


                        Securities Act File No. 333-23017
                    Investment Company Act File No. 811-08085

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933


                         Post-Effective Amendment No. 8


                                       and

         Registration Statement Under The Investment Company Act of 1940


                                Amendment No. 11


                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Drive, Shelton, Connecticut 06484
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 628-6039
              (Registrant's Telephone Number, Including Area Code)

                         ERIC C. FREED, ESQ., SECRETARY
                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                 One Corporate Drive, Shelton, Connecticut 06484
                     (Name and Address of Agent for Service)

                                   Copies to:

                             ROBERT K. FULTON, ESQ.
                                WERNER & KENNEDY
               1633 Broadway, 46th Floor, New York, New York 10019

 It is proposed that this filing will become effective (check appropriate space)


 _____   immediately upon filing pursuant to paragraph (b).
 X       on November 1, 1999 pursuant to paragraph (b) of rule 485.
 _____   60 days after filing pursuant to paragraph (a)(1).
 _____   on _______ pursuant to paragraph (a)(1).
 _____   75 days after filing pursuant to paragraph (a)(2).
 _____   on _______ pursuant to paragraph (a)(2) of rule 485.
 _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


      Shares of the Various Classes of American Skandia Advisor Funds, Inc.
                     (Title of Securities Being Registered)

                   This  Registration   Statement  has  also  been  executed  by
American Skandia Master Trust.

                      American Skandia Advisor Funds, Inc.

                               P R O S P E C T U S
                  Class A, Class B, Class C and Class X Shares


                                NOVEMBER 1, 1999
                        ---------------------------------
              ASAF Founders International Small Capitalization Fund
                  ASAF T. Rowe Price International Equity Fund
                       ASAF AIM International Equity Fund
                         ASAF Janus Overseas Growth Fund
                        ASAF Janus Small-Cap Growth Fund
                   ASAF T. Rowe Price Small Company Value Fund
                    ASAF Neuberger Berman Mid-Cap Growth Fund
                    ASAF Neuberger Berman Mid-Cap Value Fund
                         ASAF Oppenheimer Large-Cap Growth Fund
                        ASAF Marsico Capital Growth Fund
                         ASAF Janus Capital Growth Fund
                    ASAF Bankers Trust Managed Index 500 Fund
                     ASAF Lord Abbett Growth and Income Fund
                        ASAF MFS Growth with Income Fund
                         ASAF INVESCO Equity Income Fund
                  ASAF American Century Strategic Balanced Fund
                       ASAF Federated High Yield Bond Fund
                           ASAF Total Return Bond Fund
                           ASAF JPM Money Market Fund
------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          T A B L E O F C O N T E N T S

Risk/Return Summary.......................................................................................................3

Past Performance.........................................................................................................12

Expense Information......................................................................................................14

         Shareholder Transaction Expenses................................................................................14
         Annual Fund Operating Expenses..................................................................................14
         Expense Examples................................................................................................16

Investment Programs of the Funds.........................................................................................18

         ASAF Founders International Small Capitalization Fund...........................................................19
         ASAF T. Rowe Price International Equity Fund....................................................................21
         ASAF AIM International Equity Fund..............................................................................22
         ASAF Janus Overseas Growth Fund.................................................................................22
         ASAF Janus Small-Cap Growth Fund................................................................................24
         ASAF T. Rowe Price Small Company Value Fund.....................................................................26
         ASAF Neuberger Berman Mid-Cap Growth Fund.......................................................................27
         ASAF Neuberger Berman Mid-Cap Value Fund........................................................................29
         ASAF Oppenheimer Large-Cap Growth Fund..........................................................................31
         ASAF Marsico Capital Growth Fund................................................................................32
         ASAF Janus Capital Growth Fund..................................................................................34
         ASAF Bankers Trust Managed 500 Index Fund.......................................................................35
         ASAF Lord Abbett Growth and Income Fund.........................................................................36
         ASAF MFS Growth with Income Fund................................................................................36
         ASAF INVESCO Equity Income Fund.................................................................................37
         ASAF American Century Strategic Balanced Fund...................................................................38
         ASAF Federated High Yield Bond Fund.............................................................................40
         ASAF Total Return Bond Fund.....................................................................................42
         ASAF JPM Money Market Fund......................................................................................45

Portfolio Turnover.......................................................................................................47

How to Buy Shares........................................................................................................48

Special Investment Programs and Privileges...............................................................................53

How to Redeem Shares.....................................................................................................54

How to Exchange Shares...................................................................................................56

Determination of Net Asset Value.........................................................................................57

Shareholder Account Rules and Policies...................................................................................57

Special Information on the "Master/Feeder" Fund Structure................................................................58

Management of the Funds..................................................................................................58

         The Investment Manager..........................................................................................58
         The Sub-Advisors................................................................................................59
         Fees and Expenses...............................................................................................62

Dividends, Capital Gains and Taxes.......................................................................................63

Financial Highlights.....................................................................................................66

Certain Risk Factors and Investment Methods..............................................................................72

                               Risk/Return Summary

             American Skandia Advisor Funds, Inc. (the "Company") is comprised of nineteen diversified investment portfolios (the "Funds"). Five of the Funds -- ASAF T. Rowe Price International Equity Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund and ASAF JPM Money Market Fund (the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio (the "Portfolios") of American Skandia Master Trust ("ASMT" or the "Trust"). Each Portfolio invests in securities in accordance with an investment objective, investment policies and limitations identical to those of its corresponding Feeder Fund. This "master/feeder" fund structure differs from that of the other Funds of the Company and many other investment companies that directly invest and manage their own portfolio of securities. Those Funds of the Company that currently are not organized under a "master/feeder" fund structure retain the right to become part of the master/feeder structure in the future. For additional information regarding the "master/feeder" fund structure, see this Prospectus under "Special Information on the 'Master/Feeder' Fund Structure."

             The Company is designed to provide a wide range of investment options. Each Fund and Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Funds and Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Funds or Portfolios. Investments in the Funds and Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

             It is not possible to provide an exact measure of the risk to which a Fund and Portfolio is subject, and a Fund or Portfolio's risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Fund and Portfolio's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a fund will be subject. The following discussion highlights the investment strategies and risks of the Funds and Portfolios. Additional information about each Fund and Portfolio's potential investments and its risks is included in this Prospectus under "Investment Programs of the Funds."


International Funds and Portfolios:

Fund/Portfolio:                         Investment Goal:                        Primary Investments:

Int'l Small  Capitalization             Capital growth                          The Fund invests primarily in equity  securities
Fund                                                                            of small capitalization foreign companies.

T.  Rowe  Price  Int'l  Equity          Total  return on assets                 The Portfolio invests primarily in common stocks of
Portfolio                               from  long-term  growth of              established foreign companies.
                                        capital and income

AIM  International  Equity              Capital  growth                         The Fund invests  primarily in equity securities of
Fund                                                                            foreign  companies.

Overseas Growth Fund                    Capital growth                          The Fund invests primarily in common stocks of
                                                                                foreign companies.

Principal Investment Strategies:

The ASAF Founders International Small Capitalization Fund normally invests primarily in securities issued by foreign companies that have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world. At least 65% of the Fund's total assets normally will be invested in foreign securities representing a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital growth.

The Sub-advisor to the Fund looks for companies whose fundamental strengths indicate potential for growth in earnings per share. The Sub-advisor generally takes a "bottom up" approach to building the Fund, which means that the Sub-advisor will search for individual companies that demonstrate the best potential for significant earnings growth, rather than choose investments based on broader economic characteristics of countries or industries.

The Sub-advisor to the ASMT T. Rowe Price International Equity Portfolio expects to invest substantially all of the Portfolio's assets (with a minimum of 65%) in established foreign companies. Geographic diversification will be wide, including both developed and developing countries, and there will normally be at least three different countries represented in the Portfolio. Stocks can be purchased without regard to a company's market capitalization, but the Sub-advisor's focus typically will be on large and, to a lesser extent, medium-sized companies.

The Fund will invest in stocks that have the potential for growth of capital or income or both. Stocks are selected by blending a "bottom-up" approach (an approach based on the Sub-advisor's fundamental research on particular companies), with an awareness of a country's economic status and outlook. However, selecting particular stocks is the focal point of decision-making. The Sub-advisor weighs a company's prospects for achieving and sustaining above-average long-term earnings growth and also looks at valuation factors, such as price/earnings and price/cash flow ratios. Valuation factors often influence the Sub-advisor's allocations among large-, mid-, and small-cap companies.

The ASAF AIM International Equity Fund seeks to meet its investment objective by investing, normally, at least 70% of its assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund will normally invest in a diversified portfolio that includes companies located in at least four countries outside the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The Sub-advisor does not intend to invest more than 20% of the Fund's total assets in companies located in developing countries.

The Sub-advisor focuses on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the Fund will invest, the Sub-advisor also considers such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The Sub-advisor considers whether to sell a particular security when any of those factors materially changes.

The ASAF Janus Overseas Growth Fund pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Fund invests primarily in stocks selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Fund, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

Principal Risks:

- All four of the international funds and portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

- The level of risk of the international funds and portfolios will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. While none of the international funds invest primarily in companies located in developing countries, each may invest in those companies to some degree, and investment in developing countries may accentuate the risks of foreign investing.

- As a fund that invests primarily in the securities of smaller foreign issuers, the ASAF Founders International Small Capitalization Fund may be subject to a greater level of risk than the other international funds. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources.


Capital Growth Funds and Portfolios:

Fund/Portfolio:               Investment Goal:               Primary Investments:

Small-Cap Growth Fund         Capital growth                 The Fund invests primarily in common stocks of small
                                                             capitalization U.S. companies.

Small Company  Value          Long-term capital              The   Fund invests   primarily in  stocks  and  equity-related
Fund                          growth                         securities of small capitalization U.S. companies that appear  to  be undervalued.

Mid-Cap Growth Fund           Capital growth                 Invests primarily in common stocks of medium capitalization companies.

Mid-Cap Value Fund            Capital growth                 The   Fund invests primarily in common stocks of medium capitalization companies,  using a value-oriented investment approach.

Large-Cap Growth Fund         Capital growth                 The Fund invests primarily in common stocks of large capitalization growth companies.

Marsico Capital Growth Fund   Capital  growth                The Fund invests primarily in common stocks, with the majority of  the
                                                             Fund's   assets  in  large-cap stocks.

Janus Capital Growth          Capital  growth                The Portfolio  invests  primarily in common stocks.
Portfolio

Managed Index 500 Fund        To outperform the S&P 500      The Portfolio invests primarily in common stocks included in
                              Stock Index                    the S&P 500.

Principal Investment Strategies:

The ASAF Janus Small-Cap Growth Fund pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Fund, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Fund may also invest in stocks of larger companies with potential for capital appreciation.

The Sub-advisor generally takes a "bottom up" approach to building the Fund. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similar selection procedure.

The ASAF T. Rowe Price Small Company Value Fund will invest at least 65% of its total assets in stocks and equity-related securities of small companies ($1 billion or less in market capitalization). Stock selection will reflect a value investment approach. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following:

             (1) The stock price appears undervalued in relation to the company's earnings, projected cash flow, or asset value per share.

             (2)  The  price/earnings   ratio  is  attractive  relative  to  the
underlying earnings growth rate.

             (3) The potential exists for some catalyst (such as increased investor attention, a restructuring or asset sale, or a change in management) to cause the stock's price to rise.

             (4) The dividend yield (the stock's annual dividend divided by the stock price) is attractive relative to the stock's historic norm or that of its industry.

The Fund will not sell a stock just because the company has grown to a market capitalization of more than $1 billion, and it may on occasion purchase companies with a market cap above $1 billion.

To pursue its objective, the ASAF Neuberger Berman Mid-Cap Growth Fund primarily invests in the common stocks of mid-cap companies. Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies for purposes of the Fund. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Fund is normally managed using a growth-oriented investment approach. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these companies may include above-average growth of earnings or earnings that exceed analysts' expectations. The Sub-advisor may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

To pursue its objective, the ASAF Neuberger Berman Mid-Cap Value Fund primarily invests in the common stocks of mid-cap companies. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies.
The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The ASAF Oppenheimer Large-Cap Growth Fund seeks its investment objective by emphasizing investment in common stocks issued by established large-capitalization "growth companies" that, in the opinion of the Sub-advisor, have above average earnings prospects but are selling at below normal prices. At least 65% of the Fund's assets normally will be invested in companies that have market capitalizations greater than $3 billion, and the Fund will normally maintain a median market capitalization greater than $5 billion.

"Growth companies" may be developing new products or services, or expanding into new markets for their products. While they will have what the Sub-advisor believes to be favorable long-term prospects, they normally retain a large part of their earnings for research, development and investment in capital assets. Therefore, they tend not to emphasize the payment of dividends. Investment opportunities may be sought among securities of smaller, less well-known companies, although the Fund's emphasis is on large-cap issuers.

The ASAF Marsico Capital Growth Fund will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

In selecting investments for the Fund, the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, the Sub-advisor examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of this "top down" analysis, the Sub-advisor identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is appropriate for investment by the Fund, the Sub-advisor focuses on a number of different attributes, including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow), strong management, and reasonable valuations in the context of projected growth rates.

The ASMT Janus Capital Growth Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

The ASAF Bankers Trust Managed Index 500 Fund seeks to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE").

In seeking to outperform the S&P 500, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500. Based on these criteria, the Sub-advisor determines whether the Fund should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. The majority of the issues held by the Fund will have neutral weightings, but approximately 100 will be over- or under-weighted relative to the index. In addition, the Sub-advisor may determine based on the quantitative criteria that certain S&P 500 stocks should not be held by the Fund in any amount.


As part of a strategy used to attempt to outperform the S&P 500, the Fund may also invest up to 15% of its total assets in equity securities of companies not included in the S&P 500. While the Fund attempts to outperform the S&P 500, it is not expected that any outperformance will be substantial. The Fund also may underperform the S&P 500 over short or extended periods.


Principal Risks:

- All of the capital growth funds and portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial.

- The risk to which the capital growth funds and portfolios are subject depends in part on the size of the companies in which the particular fund or portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company's outstanding stock, is often used to classify companies based on size. Therefore, the ASAF Janus Small-Cap Growth Fund and the ASAF T. Rowe Price Small Company Value Fund can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF Neuberger Berman Mid-Cap Value Fund can be expected to be subject to somewhat less risk, and the ASAF Oppenheimer Large-Cap Growth Fund, the ASAF Marsico Capital Growth Fund, the ASMT Janus Capital Growth Portfolio and the ASAF Bankers Trust Managed Index 500 Fund to somewhat less risk than the mid-cap funds.

- The ASAF T. Rowe Price Small Company Value Fund and the ASAF Neuberger Berman Mid-Cap Value Fund take a value approach to investing, while the ASAF Janus Small-Cap Growth Fund, the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF Oppenheimer Large-Cap Growth Fund, the ASAF Marsico Capital Growth Fund and the ASMT Janus Capital Growth Portfolio take a growth approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A fund or portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case. The ASAF Bankers Trust Managed Index 500 Fund, like the S&P 500, will include both value and growth stocks.


Growth and Income Funds and Portfolios:

Fund/Portfolio:               Investment Goal:               Primary Investments:

Growth and Income Fund        Long term capital  growth      The Fund invests   primarily in common stocks that are believed
                              and income                     to be selling at reasonable  prices in relation to value.

Growth with Income Fund       Reasonable current income      The Fund invests primarily in common stocks and related
                              and long-term capital          securities.
                              growth and income

Equity Income Portfolio       High  current  income and,     The  Portfolio  invests  primarily  in  dividend-paying
                              common  secondarily, capital   stocks that, over a period of years, may also provide capital
                              growth                         appreciation, and to a lesser extent in fixed income
                                                             securities.

Strategic Balanced Fund       Capital growth and current     The Fund normally invests approximately 60% of its assets in
                              income                         equity securities and the remainder in bonds and other fixed income securities.

Principal Investment Strategies:

The ASAF Lord Abbett Growth and Income Fund normally will invest in common stocks (and securities convertible into common stocks). The Sub-advisor will take a value-oriented approach, in that it will try to keep the Fund's assets invested in securities that are selling at reasonable prices in relation to their value. To do so, the Fund may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they carry excessive risk. The Sub-advisor will try to anticipate major changes in the economy and select stocks for the Fund that it believes will benefit most from these changes.

The stocks that the Fund will normally invest in are those of seasoned companies that are expected to show above-average growth and that the Sub-advisor believes are in sound financial condition. The Sub-advisor will be constantly balancing the opportunity for profit against the risk of loss for the Fund. The Sub-advisor will take a flexible approach and adjust the Fund to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Fund will sell securities that the Sub-advisor judges to be overpriced and reinvest the proceeds in other securities that the Sub-advisor believes offer better values.

The ASAF MFS Growth with Income Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The stocks in which the Fund invests generally will pay dividends. While the Fund may invest in companies of any size, the Fund generally focuses on companies with larger market capitalizations that the Sub-advisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The ASMT INVESCO Equity Income Portfolio seeks to achieve its objective by investing in securities that will provide a relatively high yield and stable return and that, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying common stocks of domestic and foreign issuers. Up to 10% of the Fund's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities, convertible bonds, or preferred stocks.

The Sub-advisor to the ASAF American Century Strategic Balanced Fund intends to maintain approximately 60% of the Fund's assets in equity securities and the remainder in bonds and other fixed income securities. With the equity portion of the Fund, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies as measured by market capitalization. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

In  the  second  step,  the  Sub-advisor   uses  a  technique  called  portfolio
optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk.

The Sub-advisor intends to maintain approximately 80% of the Fund's fixed income assets in domestic fixed income securities and approximately 20% in foreign fixed income securities. This percentage will fluctuate and may be higher or lower depending on the mix the Sub-advisor believes will be most appropriate for achieving the Fund's objectives. The fixed income portion of the Fund is invested in a diversified portfolio of government securities, corporate fixed income securities, mortgage-backed and asset-backed securities, and similar securities. The Sub-advisor's strategy is to actively manage the Fund by investing the Fund's fixed income assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

The Sub-advisor will adjust weighted average portfolio maturity in response to expected changes in interest rates. Under normal market conditions, the weighted average maturity of the fixed income portion of the Fund will range from 3 to 10 years.

Principal Risks:

- Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income funds and portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income funds are subject is likely to be somewhat less than a fund investing exclusively for capital growth.

- The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, because of their fixed income investments, the risk to which the ASMT INVESCO Equity Income Portfolio and ASAF American Century Strategic Balanced Fund are subject will likely be somewhat lower than a fund that invests exclusively in equity securities, although both will generally invest the majority of their assets in equity securities. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

- The ASAF American Century Strategic Balanced Fund generally takes a growth approach to investing in equity securities, while the other growth and income funds take a value approach. Growth stocks are those of companies that are expected to grow at above-average rates, while value stocks are believed to be selling at prices lower than what they are actually worth. A fund investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

- Both the ASMT INVESCO Equity Income Portfolio and the ASAF American Century Strategic Balanced Fund may invest a limited portion of their assets in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due.


Fixed Income Funds and Portfolios:

Fund/Portfolio:               Investment Goal:               Primary Investments:

High Yield Bond Fund          High current income            The Fund invests primarily in lower-quality fixed income
                                                             securities.

Total Return Bond Portfolio   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

Money Market Portfolio        Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:

The ASAF Federated High Yield Bond Fund will invest at least 65% of its assets in lower-rated corporate fixed income securities ("junk bonds"). These fixed income securities may include preferred stocks, convertible securities, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The securities in which the Fund invests usually will be rated below the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's Corporation ("Standard & Poor's") and Aaa, Aa or A for Moody's Investors Service, Inc. ("Moody's")) or, if unrated, are of comparable quality. There is no lower limit on the rating of securities in which the Fund may invest.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

             Credit Research. The Sub-advisor will perform its own credit analysis in addition to using rating organizations and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changing business and market conditions, and its anticipated cash flow and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than their historical cost.

             Diversification. The Sub-advisor invests in securities of many different issuers, industries, and economic sectors.

             Economic   Analysis.   The   Sub-advisor   will   analyze   current
developments and trends in the economy and in the financial markets.

The ASMT PIMCO Total Return Bond Portfolio will invest at least 65% of its assets in the following types of fixed income securities:

             (1) securities  issued or  guaranteed by the U.S.  Government,  its agencies or instrumentalities;
             (2) corporate debt securities, including convertible securities and commercial paper;
             (3) mortgage and other asset-backed securities;
             (4) structured notes, including hybrid or "indexed" securities, and loan participations;
             (5) delayed funding loans and revolving credit securities;
             (6) bank certificates of deposit,  fixed time deposits and bankers'
               acceptances;
             (7) repurchase agreements and reverse repurchase agreements;
             (8)  obligations  of  foreign  governments  or their  subdivisions, agencies and instrumentalities; and (9) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The ASMT JPM Money Market Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Directors of the Company, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

             (1) if rated by only one nationally recognized statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

             (2) if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

             (3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:

- The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

- As a fund that invests primarily in lower-quality fixed income securities, the ASAF Federated High Yield Bond Fund will be subject to a level of risk that is high relative to other fixed income funds, and which may be comparable to or higher than some equity funds. Like equity securities, lower-quality fixed income securities tend to reflect short-term market developments to a greater extent than higher-quality fixed income securities. An economic downturn may adversely affect the value of lower-quality securities, and the trading market for such securities is generally less liquid than the market for higher-quality securities.

- As a portfolio that invests primarily in high-quality fixed income securities of medium duration, the level of risk to which the ASMT PIMCO Total Return Bond Portfolio is subject can be expected to be less than most equity funds. Nonetheless, the fixed income securities held by the Portfolio can decline in value because of changes in their quality, in market interest rates, or for other reasons. In addition, while the complex fixed income securities invested in and investment practices engaged in by the Portfolio are designed to increase its return or hedge its investment, these securities and practices may increase the risk to which the Portfolio is subject.

- The ASMT JPM Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the income earned by the Portfolio will fluctuate based on market conditions and other factors.

                  This page has been intentionally left blank.

Past Performance

             The bar chart shows the 1998 performance of the Class A shares of each Fund that has been in operation since January 1, 1998. The tables below the bar chart show each such Fund's best and worst quarters during 1998, as well as the average annual total return for each Fund for 1998 and since inception, if longer. This information may help provide an indication of each Fund's risks. The average annual figures reflect sales charge levels that will be applicable as of January 1, 2000; the other figures do not reflect sales charges, and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Fund will perform in the future.


                           1998 Class A total returns


 _________________________________________________________________________________________________________________________
                                                   59.91%                                                 60.00%
                                         24.90%
                                                                          19.84%                          40.00%
16.91%          15.70%                                            15.98%                                  20.00%
        13.93%            5.49%  -11.84%                  13.94%                4.90%  7.67%     3.92%
                                                                                                           0.00%
 ________________________________________________________________________________________________________-20.00%
 Fndrs  TRP     Janus     Janus  TRP    Oppen-    Janus  Lord    INVESCO  Am    Fed    Total     JPM
 Int'l  Int'l   Overseas  Smll   Smll    heimer   Cap    Abbett           Cent  High   Return    Money
                          Cap    Cap              Growth                        Yield            Market



      * Class A Total Returns for first nine months of 1999 (unannualized) for each Fund shown in the bar chart are as follows:


      Founders International Small Capitalization                     19.57%
      T. Rowe Price International Equity                               5.87%
      Janus Overseas Growth                                           12.79%
      Janus Small-Cap Growth                                          33.92%
      T. Rowe Price Small Company Value                               -1.84%
      Oppenheimer Large-Cap Growth                                     4.96%
      Janus Capital Growth                                            13.29%
      Lord Abbett Growth and Income                                    4.91%
      INVESCO Equity Income                                            5.05%
      American Century Strategic Balanced                              4.34%
      Federated High Yield Bond                                        0.15%
      Total Return Bond                                               -1.07%
      JPM Money Market                                                 2.62%

      Fund Name                               Best Quarter                      Worst Quarter
      Founders Int'l Small Capitalization     Up 12.6%, 1st quarter 1998        Down 17.4%, 3rd quarter 1998
      T. Rowe Price Int'l Equity              Up 17.0%, 4th quarter 1998        Down 13.5%, 3rd quarter 1998
      Janus Overseas Growth                   Up 15.5%, 4th quarter 1998        Down 13.2%, 3rd quarter 1998
      Janus Small-Cap Growth1                 Up 26.6%, 4th quarter 1998        Down 19.0%, 3rd quarter 1998
      T. Rowe Price Small Company Value       Up 8.3%, 4th quarter 1998         Down 19.6%, 3rd quarter 1998
      Oppenheimer Large-Cap Growth2           Up 23.5%, 4th quarter 1998        Down 12.8%, 3rd quarter 1998
      Janus Capital Growth                    Up 30.1%, 4th quarter 1998        Down 7.2%, 3rd quarter 1998
      Lord Abbett Growth and Income           Up 16.1%, 4th quarter 1998        Down 11.3%, 3rd quarter 1998
      INVESCO Equity Income                   Up 12.9%, 4th quarter 1998        Down 6.2%, 3rd quarter 1998
      American Century Strategic Balanced     Up 13.6%, 4th quarter 1998        Down 6.7%, 3rd quarter 1998
      Federated High Yield Bond               Up 4.1%, 1st quarter 1998         Down 3.3%, 3rd quarter 1998
      Total Return Bond                       Up 4.4%, 3rd quarter 1998         Down 0.1%, 4th quarter 1998
      JPM Money Market                        Up 1.0%, 3rd quarter 1998         Up 0.9%, 1st quarter 1998


                Average annual total returns
                For periods ending 12/31/1998          Class A     Class B    Class C     Class X     Index*
                Founders Int'l Small Capitalization

                                          One year:        6.20      6.13%      11.03%       8.96%     20.00%
                         Since inception (7/28/97):        3.66      4.13%       7.48%       5.89%      5.59%
                T. Rowe Price Int'l Equity
                                          One year:        7.40      7.37%      12.26%      10.29%     20.00%
                         Since inception (7/28/97):       -1.45     -1.28%       2.14%       0.74%      5.59%
                Janus Overseas Growth
                One year (inception date 12/31/97):        9.05      9.10%      14.20%      11.88%     20.00%
                Janus Small-Cap Growth1
                                          One year:       -0.55     -1.19%       3.90%       1.63%     28.57%
                         Since inception (7/28/97):        0.99      1.26%       4.85%       3.25%     21.27%
                T. Rowe Price Small Company Value
                                          One year:
                                                         -16.90    -17.56%     -13.26%     -15.46%     28.57%
                         Since inception (7/28/97):       -8.92     -8.94%      -5.61%      -7.34%     21.27%
                Oppenheimer Large-Cap Growth2
                One year (inception date 12/31/97):       17.72     18.70%      23.30%      21.61%     28.57%
                Janus Capital Growth
                                          One year:       50.76     53.16%      58.12%      57.08%     28.57%
                         Since inception (7/28/97):       33.75     35.89%      38.83%      38.40%     21.27%
                Lord Abbett Growth and Income
                One year (inception date 12/31/97):        7.39      7.68%      12.48%      10.42%     28.57%
                INVESCO Equity Income
                                          One year:        9.27      9.55%      14.45%      12.46%     28.57%
                         Since inception (7/28/97):       13.64     14.68%      17.96%      16.69%     21.27%
                American Century Strategic Balanced
                                          One year:
                                                          12.95     13.14%      18.03%      16.14%     21.35%
                         Since inception (7/28/97):       10.42     11.12%      14.45%      13.08%     16.92%
                Federated High Yield Bond
                                          One year:       0.42%     -1.47%       3.40%       1.15%      3.86%
                         Since inception (7/28/97):       1.94%      1.18%       4.54%       3.07%      5.62%
                Total Return Bond
                                          One year:       3.10%      1.17%       6.07%       3.85%      8.69%
                         Since inception (7/28/97):       4.99%      4.12%       7.49%       6.04%      8.65%


                7-day yield (as of 12/31/98)
                                                        Class A     Class B    Class C     Class X
                JPM Money Market
                                                  :       3.48%      2.95%       2.97%       2.97%

                *Each Fund's average annual total return is compared to the performance of a broad-based securities index that is made up of the type of securities in which the Fund invests. The ASAF Founders International Small Capitalization Fund, the ASAF T. Rowe Price International Equity Fund and the ASAF Janus Overseas Growth Fund are compared to the Morgan Stanley Capital International (MSCI) EAFE Index; the ASAF Janus Small-Cap Growth Fund, the ASAF T. Rowe Price Small Company Value Fund, the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF Neuberger Berman Mid-Cap Value Fund, the ASAF Oppenheimer Large-Cap Growth Fund, the ASAF Marsico Capital Growth Fund, the ASAF Janus Capital Growth Fund, the ASAF Lord Abbett Growth and Income Fund, and the ASAF INVESCO Equity Income Fund are compared to the Standard & Poors 500 Index,; the American Century Strategic Balanced Fund is compared to a blended index (60% Standard & Poors, 40% Lehman Brothers Government/Corporate Index); the ASAF Federated High Yield Bond Fund is compared to the ML High Yield Index; and the ASAF Total Return Bond Fund is compared to the LB Aggregate Index.

                1Prior to January 1, 1999, the ASAF Janus Small-Cap Growth Fund was known as the ASAF Founders Small Capitalization Fund.

                2Prior to December 31, 1998, the ASAF Oppenheimer Large-Cap Growth Fund was known as the ASAF Robertson Stephens Value + Growth Fund.

Expense Information

             The maximum transaction costs and total annual operating expenses associated with investing in Class A, Class B, Class C or Class X shares of each Fund are reflected in the following tables:

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
             ............
                                              High Yield Bond & Total Return Bond                   All Other Funds:
                                                             Funds:                          (other than Class A shares of
                                                                                                 Money Market Fund(1))
                                              Class A      Class B & X     Class C          Class A    Class B & X    Class C
Maximum Sales Charge (Load) on
Purchases                                       4.25%         None           None             5.75%        None         None
(as % of offering price)
Maximum Contingent Deferred Sales
Charge
(Load) (as % of lower of original               None(2)       6.00%(3)       1.00%(3)         None(2)     6.00%(3)     1.00%(3)
purchase price or redemption proceeds)
Redemption Fee                                  None(4)       None(4)        None(4)          None(4)      None(4)      None(4)
Exchange Fee                                    None          None           None             None         None         None

ANNUAL FUND OPERATING  EXPENSES (expenses that are deducted from Fund assets, in %):

                                 Management     Estimated       Other        Total Annual        Fee Waivers       Net Annual
ASAF Fund:                       Fees           Distribution    Expenses     Fund Operating     and Expense        Fund Operating
                                                and  Service                 Expenses           Reimbursement(6)   Expenses
                                                (12b-1)
                                                Fees(5)
-------------------------------------------------------------------------------------------------------------------------------

Int'l Small Capitalization
     Class A                        1.10           0.50         7.60           9.20               (7.10)             2.10
     Class B                        1.10           1.00         7.70           9.80               (7.20)             2.60
     Class C                        1.10           1.00         7.62           9.72               (7.12)             2.60
     Class X                        1.10           1.00         7.48           9.58               (6.98)             2.60
T. Rowe
International Equity
     Class A                        1.00           0.50         4.56           6.06               (3.96)             2.10
     Class B                        1.00           1.00         4.50           6.50               (3.90)             2.60
     Class C                        1.00           1.00         4.55           6.55               (3.95)             2.60
     Class X                        1.00           1.00         4.54           6.54               (3.94)             2.60
AIM International
Equity(7)
     Class A                        1.10           0.56         1.09           2.75               (0.59)             2.16
     Class B                        1.10           1.06         1.09           3.25               (0.59)             2.66
     Class C                        1.10           1.06         1.09           3.25               (0.59)             2.66
     Class X                        1.10           1.06         1.09           3.25               (0.59)             2.66
Overseas Growth
     Class A                        1.10           0.50         2.52           4.12               (2.02)             2.10
     Class B                        1.10           1.00         2.48           4.58               (1.98)             2.60
     Class C                        1.10           1.00         2.48           4.58               (1.98)             2.60
     Class X                        1.10           1.00         2.50           4.60               (2.00)             2.60
Small-Cap Growth
     Class A                        0.90           0.54         4.98           6.42               (4.68)             1.74
     Class B                        0.90           1.04         4.96           6.90               (4.66)             2.24
     Class C                        0.90           1.04         4.70           6.64               (4.40)             2.24
     Class X                        0.90           1.04         4.79           6.73               (4.49)             2.24
Small Company Value
     Class A                        1.00           0.50         2.01           3.51               (1.76)             1.75
     Class B                        1.00           1.00         2.03           4.03               (1.78)             2.25
     Class C                        1.00           1.00         1.97           3.97               (1.72)             2.25
     Class X                        1.00           1.00         2.00           4.00               (1.75)             2.25
Mid-Cap Growth(7)
     Class A                        0.90           0.61         4.26           5.77               (3.91)             1.86
     Class B                        0.90           1.11         14.08          16.09              (13.73)            2.36
     Class C                        0.90           1.11         18.35          20.36              (18.00)            2.36
     Class X                        0.90           1.11         8.53           10.54              (8.18)             2.36
Mid-Cap Value(7)
     Class A                        0.90           0.73         8.04           9.67               (7.69)             1.98
     Class B                        0.90           1.23         7.20           9.33               (6.85)             2.48
     Class C                        0.90           1.23         12.01          14.14              (11.66)            2.48
     Class X                        0.90           1.23         11.00          13.13              (10.65)            2.48
Large-Cap Growth(8)
     Class A                        0.90           0.54         2.69           4.13               (2.29)             1.84
     Class B                        0.90           1.04         2.67           4.61               (2.27)             2.34
     Class C                        0.90           1.04         2.57           4.51               (2.17)             2.34
     Class X                        0.90           1.04         2.67           4.61               (2.27)             2.34
Marsico Capital Growth(7)
     Class A                        1.00           0.57         1.34           2.91               (1.09)             1.82
     Class B                        1.00           1.07         1.29           3.36               (1.04)             2.32
     Class C                        1.00           1.07         1.44           3.51               (1.19)             2.32
     Class X                        1.00           1.07         1.22           3.29               (0.97)             2.32
Janus Capital Growth
     Class A                        1.00           0.53         1.15           2.68               (0.95)             1.73
     Class B                        1.00           1.03         1.14           3.17               (0.94)             2.23
     Class C                        1.00           1.03         1.13           3.16               (0.93)             2.23
     Class X                        1.00           1.03         1.16           3.19               (0.96)             2.23
Managed Index 500(7)
     Class A                        0.80           0.50         0.68           1.98               (0.48)             1.50
     Class B                        0.80           1.00         0.68           2.48               (0.48)             2.00
     Class C                        0.80           1.00         0.68           2.48               (0.48)             2.00
     Class X                        0.80           1.00         0.68           2.48               (0.48)             2.00
Lord Abbett
Growth and Income
     Class A                        1.00           0.50         2.07           3.57               (1.97)             1.60
     Class B                        1.00           1.00         2.06           4.06               (1.96)             2.10
     Class C                        1.00           1.00         2.01           4.01               (1.91)             2.10
     Class X                        1.00           1.00         1.98           3.98               (1.88)             2.10
MFS Growth with Income
     Class A                        1.00           0.56         0.70           2.26               (0.40)             1.86
     Class B                        1.00           1.06         0.70           2.76               (0.40)             2.36
     Class C                        1.00           1.06         0.70           2.76               (0.40)             2.36
     Class X                        1.00           1.06         0.70           2.76               (0.40)             2.36
Equity Income
     Class A                        0.75           0.57         1.61           2.93               (1.31)             1.62
     Class B                        0.75           1.07         1.63           3.45               (1.33)             2.12
     Class C                        0.75           1.07         1.58           3.40               (1.28)             2.12
     Class X                        0.75           1.07         1.60           3.42               (1.30)             2.12
Strategic Balanced
     Class A                        0.90           0.50         2.92           4.32               (2.72)             1.60
     Class B                        0.90           1.00         2.75           4.65               (2.55)             2.10
     Class C                        0.90           1.00         2.87           4.77               (2.67)             2.10
     Class X                        0.90           1.00         2.76           4.66               (2.56)             2.10
High Yield Bond
     Class A                        0.70           0.50         1.70           2.90               (1.40)             1.50
     Class B                        0.70           1.00         1.62           3.32               (1.32)             2.00
     Class C                        0.70           1.00         1.71           3.41               (1.41)             2.00
     Class X                        0.70           1.00         1.63           3.33               (1.33)             2.00
Total Return Bond
     Class A                        0.65           0.50         1.78           2.93               (1.53)             1.40
     Class B                        0.65           1.00         1.93           3.58               (1.68)             1.90
     Class C                        0.65           1.00         1.87           3.52               (1.62)             1.90
     Class X                        0.65           1.00         2.03           3.68               (1.78)             1.90
Money Market
     Class A                        0.50           0.50         1.42           2.42               (0.92)             1.50
     Class B                        0.50           1.00         1.39           2.89               (0.89)             2.00
     Class C                        0.50           1.00         1.57           3.07               (1.07)             2.00
     Class X                        0.50           1.00         1.68           3.18               (1.18)             2.00

(1) For purchases prior to January 1, 2000, Class A shares of these Funds are subject to a maximum sales charge of 5.00%. Class A shares of the ASAF JPM Money Market Fund are sold without an initial sales charge (load).


(2) Under certain circumstances, purchases of Class A shares not subject to an initial sales charge (load) will be subject to a contingent deferred sales charge (load) ("CDSC") if redeemed within 12 months of the calendar month of purchase. For an additional discussion of the Class A CDSC, see this Prospectus under "How to Buy Shares."
(3) If you purchase Class B or X shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the seventh (in the case of Class B shares) or eighth (in the case of Class X shares) year after which you purchased such shares. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class B shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for
redemptions of Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you do not pay an initial sales charge but you may incur a CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase. For a discussion of the Class B, X and C CDSC, see this Prospectus under "How to Buy Shares."
(4) A $10 fee may be imposed for wire transfers of redemption proceeds. For an additional discussion of wire redemptions, see this Prospectus under "How to Redeem Shares."
(5) As discussed below under "How to Buy Shares - Supplemental Distribution Plans," the Company and the Trust have adopted Plans under Rule 12b-1 to permit an affiliate of Company's and Trust's Investment Manager to receive brokerage commissions in connection with the purchase and sale of securities held by the Funds and Portfolios, and to use these commissions to promote the sale of shares of the Funds. The staff of the Securities and Exchange Commission takes the position that commission amounts received under these Supplemental Distribution Plans should be reflected in the expenses of the Funds. The estimated Distribution Fees are derived from data regarding each Fund's and Portfolio's brokerage transactions, and the proportion of such transactions directed to certain dealers that sell Fund shares, for the year ended June 30, 1999. Actual commission amounts received under the Supplemental Distribution Plans will vary.
(6) The Funds' investment manager has agreed to reimburse and/or waive fees for each Fund until March 1, 2000 so that each Fund's operating expenses (and, in the case of the Feeder Funds, the Feeder Fund's pro rata share of operating expenses of the Fund's corresponding Portfolio), exclusive of taxes, interest, brokerage commissions, and extraordinary expenses, do not exceed the percentages shown in the table under "Net Annual Fund Operating Expenses."
(7) Other expenses shown are based on estimated amounts for the current fiscal year.
(8) Prior to December 31, 1998, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Fund, and the total Investment Management fee was at the annual rate of 1.10% of the average daily net assets of the Fund. As of December 31, 1998, the Investment Manager engaged OppenheimerFunds, Inc. as Sub-advisor for the Fund, and, as of March 1, 1999, the Investment Management fee is payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Fund, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the revised fee.

             Expenses shown for each of the Feeder Funds are based upon distribution and administration fees for the Fund and management fees and other expenses for the Fund's corresponding Portfolio.

EXPENSE EXAMPLES:

             This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

             Full Redemption. This Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Funds' total operating expenses remain the same, and that the Funds' expense waivers and reimbursements remain in effect until March
1, 2000. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 Year                                            3 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)

International Small            $1213       $1331        $826        $1335          $2845       $2953       $2536      $2968
Capitalization

T. Rowe Price                   1022        1119         623         1135           2156        2197       1809        2252
International Equity

AIM International               819         908          408         916            1362        1383        983        1407
Equity

Overseas Growth                 902         994          494         1005           1698        1724       1324        1762

Small-Cap Growth                1033        1134         617         1136           2228        2283       1821        2289

Small Company Value             853         946          442         953            1539        1573       1157        1594

Mid-Cap Growth                  994         1711        1466         1386           2079        4196       4513        3172

Mid-Cap Value                   1231        1290        1091         1552           2934        2841       3433        3781

Large-Cap Growth                895         988          481         997            1693        1724       1298        1757

Marsico Capital Growth          816         902          412         905            1390        1399       1038        1405

Janus Capital Growth            801         889          388         897            1331        1348        946        1377

Managed Index 500               749         835          335         841            1146        1157        757        1176

Lord Abbett                     852         943          440         947            1549        1576       1163        1584
Growth and Income

MFS                             778         866          366         872            1229        1244        844        1265
Growth with Income

Equity Income                   813         904          400         909            1391        1418       1005        1436

Strategic Balanced              899         982          490         993            1732        1727       1357        1763

High Yield Bond                 661         891          397         899            1243        1381       1004        1408

Total Return Bond               660         905          401         919            1247        1446       1030        1498

Money Market                    214         862          374         889            725         1267        915        1367

                                               5 Years                                           10 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)

International Small            $4342       $4405        $4179       $4537          $7569       $7616       $7654      $7784
Capitalization

T. Rowe Price                   3265        3237        3057         3429           5937        5905       6009        6153
International Equity

AIM International               n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a
Equity

Overseas Growth                 2508        2462        2262         2627           4595        4548       4640        4772

Small-Cap Growth                3389        3381        3083         3495           6150        6141       6060        6268

Small Company Value             2245        2216        1989         2353           4104        4085       4145        4274

Mid-Cap Growth                  3148        6118        6767         4844           5749        8768       9988        8183

Mid-Cap Value                   4482        4244        5450         5615           7762        7523       9082        9048

Large-Cap Growth                2505        2467        2225         2624           4598        4562       4581        4775

Marsico Capital Growth          1988        1919        1786         2029           3596        3523       3755        3651

Janus Capital Growth            1887        1832        1628         1982           3392        3342       3445        3559

Managed Index 500               n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Lord Abbett                     2266        2225        2003         2339           4150        4113       4175        4254
Growth and Income

MFS                             n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a
Growth with Income

Equity Income                   1993        1955        1733         2085           3611        3584       3656        3766

Strategic Balanced              2576        2478        2328         2639           4738        4619       4776        4810

High Yield Bond                 1849        1893        1734         2040           3480        3488       3663        3682

Total Return Bond               1859        2007        1781         2198           3504        3664       3756        3992

Money Market                    1263        1697        1580         1971           2733        3082       3358        3544

             No Redemption.  You would pay the following  expenses based on the above assumptions except that you do not redeem your shares at the end of each period:
                                               1 Year                                            3 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)

International Small            $1213        $731        $726         $735          $2845       $2553       $2536      $2568
Capitalization

T. Rowe Price                   1022        519          523         535            2156        1797       1809        1852
International Equity

AIM International               819         308          308         316            1362        983         983        1007
Equity

Overseas Growth                 902         394          394         405            1698        1324       1324        1362

Small-Cap Growth                1033        534          517         536            2228        1883       1821        1889

Small Company Value             853         346          342         353            1539        1173       1157        1194

Mid-Cap Growth                  994         1111        1366         786            2079        3796       4513        2772

Mid-Cap Value                   1231        690          991         952            2934        2441       3433        3318

Large-Cap Growth                895         388          381         397            1693        1324       1298        1357

Marsico Capital Growth          816         302          312         305            1390        999        1038        1005

Janus Capital Growth            801         289          288         297            1331        948         946        977

Managed Index 500               749         235          235         241            1146        757         757        776

Lord Abbett                     852         343          340         347            1549        1176       1163        1184
Growth and Income

MFS                             778         266          266         272            1229        844         844        865
Growth with Income

Equity Income                   813         304          300         309            1391        1018       1005        1036

Strategic Balanced              899         382          390         393            1732        1327       1357        1363

High Yield Bond                 661         291          297         299            1243        981        1004        1008

Total Return Bond               660         305          301         319            1247        1046       1030        1098

Money Market                    214         262          274         289            725         867         915        967

                                               5 Years                                           10 Years
ASAF Fund:                    Class A     Class B      Class C    Class X(*)      Class A     Class B     Class C   Class X(*)

International Small            $4342       $4205        $4179       $4237          $7569       $7616       $7654      $7784
Capitalization

T. Rowe Price                   3265        3037        3057         3129           5937        5905       6009        6153
International Equity

AIM International               n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a
Equity

Overseas Growth                 2508        2262        2262         2327           4595        4548       4640        4772

Small-Cap Growth                3389        3181        3083         3195           6150        6141       6060        6268

Small Company Value             2245        2016        1989         2053           4104        4085       4145        4274

Mid-Cap Growth                  3148        5918        6767         4544           5749        8768       9988        8183

Mid-Cap Value                   4482        4044        5450         5315           7762        7523       9082        9048

Large-Cap Growth                2505        2267        2225         2324           4598        4562       4581        4775

Marsico Capital Growth          1988        1719        1786         1729           3596        3523       3755        3651

Janus Capital Growth            1887        1632        1628         1682           3392        3342       3445        3559

Managed Index 500               n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a

Lord Abbett                     2266        2025        2003         2039           4150        4113       4175        4254
Growth and Income

MFS                             n/a         n/a          n/a         n/a            n/a         n/a         n/a        n/a
Growth with Income

Equity Income                   1993        1755        1733         1785           3611        3584       3656        3766

Strategic Balanced              2576        2278        2328         2339           4738        4619       4776        4810

High Yield Bond                 1849        1693        1734         1740           3480        3488       3663        3682

Total Return Bond               1859        1807        1781         1898           3504        3664       3756        3992

Money Market                    1263        1497        1580         1671           2733        3082       3358        3544


(*) Expense examples for purchases of Class X shares of the Funds reflect the shareholder's receipt of additional "bonus shares." For a discussion of the issuance of "bonus shares," see this Prospectus under "How to Buy Shares:
Purchase of Class X Shares."

                        Investment Programs of the Funds

             The investment objective, policies and limitations for each of the Funds are described below. Each Feeder Fund seeks to meet its investment objective by investing all of its investable assets in a corresponding Portfolio of the Trust, which in turn invests directly in a portfolio of securities. The investment objective, policies and limitations of each Feeder Fund are identical to those of its corresponding Portfolio.

             While certain policies apply to all Funds and Portfolios, generally each Fund and Portfolio has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Fund or Portfolio will differ. Those investment policies specifically labeled as "fundamental" may not be changed without shareholder approval. However, the investment objective of each Fund and Portfolio generally is not a fundamental policy and may be changed by the Directors of the Company or Trustees of the Trust without shareholder approval. Similarly, most of the Funds' and Portfolios' investment policies and limitations are not fundamental policies.

             There can be no assurance that the investment objective of any Fund or Portfolio will be achieved. Risks relating to certain types of securities and instruments in which the Funds and Portfolios may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."

             If approved by the Directors of the Company, the Company may add more Funds and may cease to offer any existing Funds in the future.

ASAF FOUNDERS International Small Capitalization Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

             To achieve its objective, the Fund normally invests primarily in securities issued by foreign companies that have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

             At least 65% of the Fund's total assets normally will be invested in foreign securities representing a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital growth. The Sub-advisor looks for companies whose fundamental strengths indicate potential for growth in earnings per share. The Sub-advisor generally takes a "bottom up" approach to building the Fund, which means that the Sub-advisor will search for individual companies that demonstrate the best potential for significant earnings growth, rather than choose investments based on broader economic characteristics of countries or industries.

             As discussed below, foreign securities are generally considered to involve more risk than those of U.S. companies, and securities of smaller companies are generally considered to be riskier than those of larger companies. Therefore, because the Fund's investment focus is on securities of small and medium-sized foreign companies, the risk of loss and share price fluctuation of this Fund likely will be high relative to most of the other Funds of the Company and popular market averages.

             Foreign Securities. For purposes of the Fund, the term "foreign securities" refers to securities of issuers, that, in the judgment of the Sub-advisor, have their principal business activities outside of the United
States, and may include American Depositary Receipts. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings (specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States) or on whether the issuer's sole or principal stock exchange listing is outside of the United States. The foreign securities in which the Fund will invest typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

             Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Fund may include securities issued by companies located in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The Fund is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security or for hedging purposes.

             For an additional discussion of the risks involved in foreign securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Small and Medium-Sized Companies. Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. Generally, small and medium-sized companies are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. While these companies often have growth rates that exceed those of large companies, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have a limited market and may be subject to more abrupt or erratic movements in price.

Other Investments:

             In addition to investing in common stocks, the Fund may invest in other types of securities and may engage in certain investment practices. The Fund may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.

             The Fund will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade at the time of purchase. Convertible securities and preferred stocks purchased by the Fund may be rated in medium and lower categories by Moody's or S&P, but will not be rated lower than B. The Fund may also invest in unrated convertible securities and preferred stocks if the Sub-advisor believes that the financial condition of the issuer or the terms of the securities limits risk to a level similar to that of securities rated B or above.

             In addition, the Fund may enter into stock index, interest rate and foreign currency futures contracts (or options thereon) for hedging purposes. The Fund may write covered call options on any or all of its portfolio securities as the Sub-advisor considers appropriate. The Fund also may purchase options on securities and stock indices for hedging purposes. The Fund may buy and sell options on foreign currencies for hedging purposes.

             For more information on these securities and investment practices and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Temporary Investments. Up to 100% of the assets of the Fund may be invested temporarily in cash or cash equivalents if the Sub-advisor determines that it would be appropriate for purposes of increasing liquidity or preserving capital in light of market or economic conditions. Temporary investments may include U.S.  government  obligations,  commercial paper, bank obligations,  and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

ASAF T. Rowe Price International Equity Fund:

Investment Objective: The investment objective of the Fund is to seek total return from long-term growth of capital and income by investing in its corresponding Portfolio, which in turn principally invests in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

Principal Investment Policies and Risks:

             The Sub-advisor expects to invest substantially all of the Portfolio's assets (with a minimum of 65%) in established foreign companies. Geographic diversification will be wide, including both developed and developing countries, and there will normally be at least three different countries represented in the Portfolio. Stocks can be purchased without regard to a company's market capitalization, but the Sub-advisor's focus typically will be on large and, to a lesser extent, medium-sized companies. Investment in foreign companies may be made through American Depositary Receipts (ADRs) and the securities of foreign investment funds or trusts (including passive foreign investment companies).

             The Portfolio will invest in stocks that have the potential for growth of capital or income or both. Stocks are selected by using a "bottom-up" approach (an approach based on the Sub-advisor's fundamental research on particular companies) in an effort to identify companies capable of achieving and sustaining above-average long-term earnings growth. The Sub-advisor seeks to purchase stocks at reasonable prices in relation to anticipated earnings, cash flow or book value. Valuation factors often influence the Sub-advisor's allocations among large-, mid-, and small-cap companies.

             While bottom-up stock selection is the focus of its decision making, the Sub-advisor also invests with an awareness of the global economic backdrop and its outlook for individual companies. Country allocation is driven largely by stock selection, though the Sub-advisor may limit investments in markets that appear to have poor overall prospects.

             In selecting stocks, the Sub-advisor generally favors companies with one or more of the following characteristics:

-            leading market position;
-            attractive business niche;
-            strong franchise or natural monopoly;
-            technological leadership or proprietary advantages;
-            seasoned management;
- earnings growth and cash flow sufficient to support growing dividends; and
-            healthy balance sheet with relatively low debt.

             As with all stock funds, the Portfolio's (and Fund's) share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. As a stock fund investing primarily in foreign securities, the Portfolio may be subject to greater risk of loss and price fluctuation than domestic funds. The risks of foreign investing, which are described in more detail below under "Certain Risk Factors and Investment
Methods," include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, higher transaction costs, and the risks of currency fluctuations. In addition, the Portfolio's investments in foreign securities will be subject to the risks of currency fluctuations, in which a decline in the value of a foreign currency versus the U.S. dollar can reduce the dollar value of securities denominated in that currency. While the Portfolio may engage in forward foreign currency exchange contracts and futures and options on foreign currencies, the Portfolio does not engage in extensive currency hedging under normal conditions. To the extent that the Portfolio has investments in developing countries, the risks of foreign investing will be accentuated.

Other Investments:

             In addition to common stocks, the Portfolio may also purchase a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as investment grade corporate and governmental debt securities, when considered consistent with the Portfolio's investment objectives and program. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of managing the Portfolio's exposure to the foreign equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. As part of its investment program and to maintain greater flexibility, the Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

             Temporary Investments. Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest all or a major portion of its assets in U.S. government obligations or debt obligations of U.S. companies. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. The Portfolio's cash reserves may be invested in high-quality domestic and foreign money market instruments. In addition to enabling the Portfolio to take defensive positions, cash reserves also provide flexibility in meeting redemptions and paying expenses.

ASAF AIM INTERNATIONAL EQUITY FUND:

Investment Objective: The investment objective of the Fund is to seek long-term capital growth by investing in a diversified portfolio of international equity securities the issuers of which are considered to have strong earnings momentum.

Principal Investment Objectives and Risks:

             The Fund seeks to meet its investment objective by investing, normally, at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund will normally invest in a diversified portfolio that includes companies located in at least four countries outside the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The Sub-advisor does not intend to invest more than 20% of the Fund's total assets in companies located in developing countries (i.e., those that are in the initial stages of their industrial cycles).

             The Sub-advisor focuses on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the Fund will invest, the Sub-advisor also considers such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The Sub-advisor considers whether to sell a particular security when any of those factors materially changes.

             As with any equity fund, the fundamental risk associated with the Fund is the risk that the value of the securities it holds might decrease. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

             As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Fund may be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail below under "Certain Risk Factors and Investment Methods," include political and economic conditions and instability in foreign countries, less available information about foreign companies, lack of strict financial and accounting controls and standards, less liquid and more volatile securities markets, and fluctuations in currency exchange rates. While the Fund has authority to engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not currently intend to do so. To the extent the Fund invests in securities of issuers in developing countries, the Fund may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:

             The Fund may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Fund may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.

         The Fund may use futures contracts and related options, options on securities, securities indices and currencies to attempt to hedge against the overall level of risk normally associated with the Fund's investments. The Fund also may from time to time make short sales of securities "against the box."

             Additional information about convertible securities, options, futures contracts, short sales and other investments and investment practices of the Fund is included in this Prospectus under "Certain Risk Factors and Investment Methods."

             Temporary Investments. In addition to regularly investing up to 20% of its total assets in short-term debt securities as noted above, the Fund may hold all or a significant portion of its assets in cash, money market instruments, bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management purposes. While the Fund is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

ASAF JANUS OVERSEAS GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek long-term growth of capital.

Principal Investment Policies and Risks:

             The Fund pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

             The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

             The Fund invests primarily in stocks selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Fund, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Fund will be incidental to its objective.

             As with any common stock fund, the fundamental risk associated with the Fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Fund may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under "Certain Risk Factors and Investment Methods." In addition, the fund may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

             The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

             Special Situations. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the
Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

             The Fund may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Fund is subject to the following percentage limitations on investing in certain types of debt securities:

     -- 35% of its assets in lower-rated fixed income securities ("junk" bonds). -- 25% of its assets in mortgage- and asset-backed securities.
     -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).


The Fund may make short sales "against the box." In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:


             Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Fund may also use currency hedging techniques, including forward currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

             Index/structured Securities. The Fund may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

             For more information on the types of securities and instruments other than common stocks in which the Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

             Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. The Fund's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Fund is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

ASAF JANUS SMALL-CAP GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

             The Fund pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Fund, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Fund may also invest in stocks of larger companies with potential for capital appreciation.

             The Sub-advisor generally takes a "bottom up" approach to building the Fund. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similar selection procedure. Current income is not a significant factor in choosing investments.

             Because  the  Fund  invests   primarily  in  common   stocks,   the
fundamental risk of investing in the Fund is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a Fund that invests primarily in smaller or newer issuers, the Fund may be subject to greater risk of loss and share price fluctuation than funds investing primarily in larger or more established issuers. Smaller companies are more likely to realize substantial growth as well as suffer significant losses than larger issuers. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development internally or to generate such funds through external financing on favorable terms, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger competitors, and may have more limited trading markets than the markets for securities of larger issuers.

             While the Sub-advisor tries to reduce the risk of the Fund by diversifying its assets among issuers (so that the effect of any single holding is reduced), and by not concentrating its assets in any particular industry, there is no assurance that these effort will be successful in reducing the risks to which the Fund is subject.

             The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

             Special Situations. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the
Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

             The Fund may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Fund is subject to the following percentage limitations on investing in certain types of debt securities:

     -- 35% of its assets in lower-rated fixed income securities ("junk" bonds). -- 25% of its assets in mortgage- and asset-backed securities.
     -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Fund may make short sales "against the box." In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:

             Index/structured Securities. The Fund may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

             Foreign Securities. The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. The Sub-advisor seeks companies that meet these criteria regardless of country of organization or principal business activity. However, certain factors such as expected inflation and currency exchange rates, government policies affecting businesses, and a country's prospects for economic growth may warrant consideration in selecting foreign securities.

             Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase income.

             For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

             Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. The Fund's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Fund is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

ASAF T. Rowe Price Small Company Value Fund:

Investment Objective: The investment objective of the Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

             The Fund will invest at least 65% of its total assets in stocks and equity-related securities of small companies ($1 billion or less in market capitalization). Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following:

             (1) Above-average dividend yield (the stock's annual dividend divided by the stock price) relative to a company's peers or its own historic norm.

             (2) Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm.

             (3) Low stock price relative to a company's underlying asset values.

             (4) A plan to improve the business through restructuring.

             (5)  A  sound   balance   sheet   and  other   positive   financial
characteristics.

             The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Fund will not sell a stock just because the company has grown to a market capitalization of more than $1 billion, and it may on occasion purchase companies with a market cap above $1 billion.

             As with all stock funds, the Fund's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in small companies involves greater risk of loss than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

             Although the Fund will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Fund's investment objective and policies. The Fund may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Fund.

             The Fund may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts. (The Fund may invest in foreign cash items as described below in excess of this 20% limit.) The Fund may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of managing the Fund's exposure to the equity markets. The Fund may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Fund may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

             Temporary Investments. The Fund may establish and maintain cash reserves without limitation for temporary defensive purposes. The Fund's reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Fund is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

ASAF Neuberger Berman Mid-Cap Growth Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective, the Fund primarily invests in the common stocks of mid-cap companies. Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies for purposes of the Fund. The Company may revise this definition based on market conditions. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries. The Fund does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

         The Fund is normally managed using a growth-oriented investment approach. For growth investors, the aim is to invest in companies that are already successful but could be even more so. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these companies may include above-average growth of earnings or earnings that exceed analysts' expectations. The Sub-advisor may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

         As a Fund that invests primarily in the stocks of mid-cap companies, the Fund's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Fund's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity securities are normally the Fund's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Fund may invest up to 35% of its total assets, measured at the time of investment, in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Fund deteriorates so that they are no longer investment grade, the Fund will sell such securities in an orderly manner so that the Fund's holdings of such securities do not exceed 5% of its total assets.

         Foreign Securities. The Fund may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Fund may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options. The Fund may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

         Temporary Investments. When the Fund anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

ASAF Neuberger Berman Mid-Cap Value Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective, the Fund primarily invests in the common stocks of mid-cap companies. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

          Under the Fund's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Fund managers may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a Fund that invests primarily in the stocks of mid-cap companies, the Fund's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Fund may remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Fund's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Fund may invest up to 35% of its total assets, measured at the time of investment, in fixed income or debt securities. The Fund may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Fund may invest.

         Foreign Securities. The Fund may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Fund may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options. The Fund may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Fund's net assets.

         Temporary Investments. When the Fund anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

ASAF OPPENHEIMER LARGE-CAP GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

             The Fund seeks its objective by emphasizing investments in equity securities issued by established large-capitalization "growth companies." At least 65% of the Fund's assets normally will be invested in companies that have market capitalizations greater than $3 billion, and the Fund will normally maintain a median market capitalization greater than $5 billion. For purposes of the Fund, equity securities include common stocks, preferred stocks and convertible securities.

             In selecting securities for the Fund, the Sub-advisor looks for high-growth companies that the Sub-advisor believes are able to maintain high levels of growth. In seeking broad diversification of the Fund's portfolio among industries and market sectors, the Sub-advisor looks for the characteristics listed below, although the characteristics used may change over time and may vary in particular cases. Currently, the Sub-advisor looks for:

o Companies that exhibit above average growth in revenues, o Companies that exhibit above average growth in earnings, and o Sustainability of the factors driving revenue and earnings growth.

             Because the Fund invests a substantial portion (or all) of its assets in stocks, the Fund is subject to the risks associated with stock investments, and the Fund's share price therefore may fluctuate substantially. The prices of growth company stocks may fluctuate more than other stocks, although the Fund's focus on large, more-established growth companies may help reduce some of that risk. The Fund's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Fund (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Fund is designed for those who are investing for the long term. While the Sub-advisor tries to reduce risks by diversifying its investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques such as futures contracts, there is no assurance that these efforts to reduce risk will be successful.

Other Investments:

                  While the Sub-advisor will invest the Portfolio's assets primarily in domestic equity securities, it also may invest in other types of securities and employ special investment techniques. The Portfolio may purchase securities of foreign companies or governments, including those in developing countries. The Portfolio may buy and sell futures contracts, forward foreign currency contracts and put and call options on securities, currencies, futures contracts and broadly-based securities indices. The Portfolio may use these instruments to hedge the Portfolio against price fluctuations or to increase its exposure to the market, but not for speculative purposes. The Portfolio currently does not use these instruments extensively. In addition to options, futures contracts and forward contracts, the Portfolio may invest in specially designed derivative instruments for hedging purposes or to enhance total return.

                  For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

                  Temporary Investments. The Portfolio may invest a portion of its assets in cash, cash equivalents and U.S. Government securities for liquidity purposes, but will not invest a significant portion of its assets in these instruments for temporary defensive purposes.

ASAF Marsico Capital Growth Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth. This is a fundamental objective of the Fund. Income is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Principal Investment Policies and Risks:

             The Fund will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

             In selecting investments for the Fund, the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, the Sub-advisor examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of this "top down" analysis, the Sub-advisor identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

             The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is appropriate for investment by the Fund, the Sub-advisor focuses on a number of different attributes, including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow), strong management, and reasonable valuations in the context of projected growth rates. This is called "bottom up" stock selection.

             The primary risk associated with investment in the Fund will be the risk that the equity securities held by the Fund will decline in value. The risk of the Fund is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

             Although it is the general policy of the Fund to purchase and hold securities for capital growth, changes in the Fund will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

             Special Situations. The Fund may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

             The Fund may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Fund perceives an opportunity for capital growth from such securities. The Fund may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

             The Fund may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

             Index/structured Securities. The Fund may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

             Futures, Options and Other Derivative Instruments. The Fund may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Fund's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as increasing the Fund's income or otherwise enhancing return.

             For an additional discussion of many of these types of securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Temporary  Investments.  Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Fund's cash position without limitation when the Sub-advisor believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

ASAF JANUS CAPITAL GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek growth of capital.

Principal Investment Policies and Risks:

             The Fund will pursue its objective by investing in its corresponding Portfolio, which in turn will invest primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Current income is not a significant factor in choosing investments.

             Because the Portfolio invests a substantial portion (or all) of its assets in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's (and Fund's) share price therefore may fluctuate substantially. This is true despite the Portfolio's focus on the stocks of larger more-established companies. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities in which the Portfolio invests, the Fund is designed for those who are investing for the long term.

             The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

             Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

             Although the Sub-advisor expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

     -- 35% of its assets in lower-rated fixed income securities ("junk" bonds). -- 25% of its assets in mortgage- and asset-backed securities.
     -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).


The Fund may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:


             Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

             Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

             For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Temporary Investments. The Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity for the Portfolio and the Fund to achieve their investment objectives of capital growth will be limited.

ASAF BANKERS TRUST MANAGED INDEX 500 FUND:

Investment Objective: The investment objective of the Fund is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks:


         The Fund will invest primarily in the common stocks of companies included in the S&P 500 and derivative instruments tied to the S&P 500. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-advisor believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.


         In seeking to outperform the S&P 500, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500. Based on these criteria, the Sub-advisor determines whether the Fund should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. The majority of the issues held by the Fund will have neutral weightings, but approximately 100 will be over- or under-weighted relative to the index. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500 stocks should not be held by the Fund in any amount, and (2) certain equity securities that are not included in the S&P 500 should be held by the Fund.


             As a mutual fund investing primarily in common stocks, the Fund is subject to the risk that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The Sub-advisor believes that the various quantitative criteria used to determine which stocks to over- or under-weight will balance each other so that the overall risk of the Fund is not likely to differ materially from the risk of the S&P 500 itself. While the Fund attempts to outperform the S&P 500, it is not expected that any outperformance will be substantial. The Fund also may underperform the S&P 500 over short or extended periods.


         Unlike other stock funds, the Fund is not "actively" managed based on the Sub-Advisor's economic, financial or market analysis or its investment judgment. Instead, the Fund primarily utilizes a "quantitative" investment approach to invest among a limited number of stocks (i.e., those in the S&P
500).


         About the S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 is determined by S&P based on such factors as market capitalization, trading activity, and whether the stock is representative of stocks in a particular industry group. The composition of the S&P 500 may be changed from time to time. "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager and Sub-advisor. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


         Other Equity Securities. As part of one of the strategies used to outperform the S&P 500, the Fund may invest in the equity securities of companies that are not included in the S&P 500. These equity securities may include securities of companies that are the subject of publicly announced acquisitions or other major corporate transactions. Securities of some of these companies may perform much like fixed income investments because the market anticipates that the transaction will occur and result in a cash payment for the securities. When investing in these companies, the Fund may enter into securities index futures contracts and/or related options as described below in order to maintain its exposure to the equity markets. While this strategy is intended to generate additional gains without materially increasing risk, there is no assurance that the strategy will achieve its intended results. The Fund will not invest more than 15% of its total assets in equity securities of companies not included in the S&P 500.

Other Investments:

         Derivatives. The Fund may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options, warrants and convertible securities. These instruments may be used for several reasons: to simulate full investment in the S&P 500 while retaining cash for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when the futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the S&P 500. The Fund will not use derivatives for speculative purposes or to leverage its assets. The Fund will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Fund's assets and the percentage of the Fund's assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional information about these derivative instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

ASAF LORD ABBETT GROWTH AND INCOME FUND:

Investment Objective: The investment objective of the Fund is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

             The Fund normally will invest in common stocks (and securities convertible into common stocks). Typically, in choosing stocks, the Sub-advisor looks for companies using a three-step process:

- Quantitative research is performed on a universe of large, seasoned, U.S. and multinational companies to identify which stocks the Sub-advisor believes represent the best bargains;

-    Fundamental   research  is  conducted  to  assess  a  company's   operating
     environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.
- Business cycle analysis is used to assess the economic and interest-rate sensitivity of the Fund, helping the Sub-advisor to assess how adding or deleting stocks changes the Fund's overall sensitivity to economic activity and interest rates.

             The Sub-advisor will take a value-oriented approach, in that it will try to keep the Fund's assets invested in securities that are selling at reasonable prices in relation to their value. In doing so, the Fund may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

             The prices of the common stocks that the Fund invests in will fluctuate. Therefore, the Fund's share price will also fluctuate, and may decline substantially. While there is the risk that an investment will never reach what the Sub-advisor believes is its full value, or go down in value, the Fund's risk and share price fluctuation (and potential for gain) may be less than many other stock funds because of the Fund's emphasis on large, seasoned company value stocks.

Other Investments:

             Consistent with the Fund's investment objective, the Fund, in addition to investing in common stocks and convertible securities, may write covered call options with respect to securities in the Fund. It is not intended for the Fund to write covered call options with respect to securities with an aggregate market value of more than 10% of the Fund's net assets at the time an option is written. The Fund may also invest up to 10% of the Fund's net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

             Temporary Investments. The Fund may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF MFS GROWTH WITH INCOME FUND:

Investment Objective: The investment objective of the Fund is to seek to provide reasonable current income and long-term capital growth and income.

Principal Investment Policies and Risks:

             The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The stocks in which the Fund invests generally will pay dividends. While the Fund may invest in companies of any size, the Fund generally focuses on companies with larger market capitalizations that the Sub-advisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

             The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

             The Fund may invest up to 20% of its total assets in foreign equity securities.

             As with any fund investing primarily in common stocks, the value of the securities held by the Fund may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In light of the Fund's focus on income-producing large-cap stocks, the risk and share price fluctuations of the Fund (and its potential for gain) may be less than many other stock funds. The Fund may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S.
markets, and fluctuations in currency exchange rates.

Other Investments:

             Although the Fund will invest primarily in common stocks and related securities, the Fund may also invest in debt securities, including variable and floating rate securities and zero coupon, deferred interest and pay-in-kind bonds. The Fund may also purchase warrants and make short sales "against the box."

         Futures, Options and Forward Contracts. The Fund may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Fund may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Fund may purchase and write (sell) options on securities, stock indices and foreign currencies.

             For more information on the types of securities other than common stocks in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

             Temporary Investments. The Fund may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Fund may hold cash or invest in cash equivalents such as short-term U.S. government securities, commercial paper and bank instruments. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF INVESCO Equity Income Fund:

Investment Objective: The investment objective of the Fund is to seek high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration.

Principal Investment Policies and Risks:

             The Fund seeks to achieve its objective by investing in its corresponding Portfolio, which in turn will seek to invest in securities that will provide a relatively high yield and stable return and that, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying common stocks of domestic and foreign issuers. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities, convertible bonds, or preferred stocks. The Portfolio may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments may serve to increase the overall risks of the Portfolio.

             The Portfolio's investments in common stocks may, of course, decline in value, which will result in declines in the Portfolio's (and Fund's) share price. Such declines could be substantial. To minimize the risk this presents, the Sub-advisor only invests the Portfolio's assets in marketable common stocks and equity securities; and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry. In light of the Portfolio's focus on income producing stocks, its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

             Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation or Moody's Investors Services, Inc., or equivalent unrated debt securities ("junk bonds").

             In order to minimize its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in junk bonds, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

             In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes or government securities, or held in cash. While the Portfolio is in a defensive position, the opportunity for the Portfolio and Fund to achieve their investment objectives may be limited.

ASAF American century Strategic Balanced Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Principal Investment Policies and Risks:

             The Sub-advisor intends to maintain approximately 60% of the Fund's assets in equity securities and the remainder in bonds and other fixed income securities. Both the Fund's equity and fixed income investments will fluctuate in value. The equity securities will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers. As a Fund that invests both in equity and fixed income securities, the Fund's risk of loss and share price fluctuation will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.

             Equity Investments. With the equity portion of the Fund, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies as measured by market capitalization. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

             In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk.

             Fixed Income Investments. The Sub-advisor intends to maintain approximately 40% of the Fund's assets in fixed income securities, approximately 80% of which will be invested in domestic fixed income securities and approximately 20% of which will be invested in foreign fixed income securities. This percentage will fluctuate and may be higher or lower depending on the mix the Sub-advisor believes will be most appropriate for achieving the Fund's objectives. A minimum of 25% of the Fund's assets will be invested in fixed income senior securities.

             The fixed income portion of the Fund is invested in a diversified portfolio of government securities, corporate fixed income securities, mortgage-backed and asset-backed securities, and similar securities. The Sub-advisor's strategy is to actively manage the Fund by investing the Fund's fixed income assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

             The Sub-advisor will adjust the weighted average portfolio maturity in response to expected changes in interest rates. Under normal market conditions, the weighted average maturity of the fixed income portion of the Fund will range from 3 to 10 years. During periods of rising interest rates, the weighted average maturity may be reduced in order to reduce the effect of bond price declines on the Fund's net asset value. When interest rates are falling and bond prices are rising, the Fund may be moved toward the longer end of its maturity range.

             Debt securities that comprise the Fund's fixed income portfolio will primarily be investment grade obligations. However, the Fund may invest up to 10% of its fixed income assets in high-yield securities or "junk bonds." Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the Sub-advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Fund. For an additional discussion of lower-rated securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

             In determining the allocation of assets among U.S. and foreign capital markets, the Sub-advisor considers the condition and growth potential of the various economies; the relative valuations of the markets; and social, political, and economic factors that may affect the markets. The Sub-advisor also considers the impact of foreign exchange rates in selecting securities denominated in foreign currencies.

             Foreign Securities. The Fund may invest up to 25% of its total assets in equity and debt securities of foreign issuers, including foreign governments and their agencies, when these securities meet its standards of selection. (As noted above, approximately 20% of the fixed income portion of the Fund normally will be invested in foreign securities.) These investments will be made primarily in issuers in developed markets. The Fund may make such investments either directly in foreign securities, or by purchasing depositary receipts for foreign securities. To protect against adverse movements in exchange rates between currencies, the Fund may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts.

Other Investments:

             The Fund may make short sales "against the box." The Fund may also invest in derivative securities. Certain of these derivative securities may be described as "index/structured" securities, which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts), currencies, interest rates, securities indices or other financial indicators ("reference indices"). The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

             For  further   information  on  these   securities  and  investment
practices, see this Prospectus under "Certain Risk Factors and Investment Methods."

ASAF Federated High Yield Bond Fund:

Investment Objective: The investment objective of the Fund is to seek high current income by investing primarily in fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

             The Fund will invest at least 65% of its assets in lower-rated corporate fixed income securities ("junk bonds"). These fixed income securities may include preferred stocks, convertible securities, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The securities in which the Fund invests usually will be rated below the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's Corporation ("Standard & Poor's") and Aaa, Aa or A for Moody's Investors Service, Inc. ("Moody's")) or, if unrated, are of comparable quality. There is no lower limit on the rating of securities in which the Fund may invest. The Fund may purchase or hold securities rated in the lowest rating category or securities in default.

             A fund that invests primarily in lower-rated fixed income securities will be subject to greater risk and share price fluctuation than a typical fixed income fund, and may be subject to an amount of risk that is comparable to or greater than many equity funds. Lower-rated securities will usually offer higher yields than higher-rated securities, but with more risk of loss of principal and interest. This is because of the reduced creditworthiness of the securities and the increased risk of default. Like equity securities, lower-rated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed income securities, which tend to react primarily to fluctuations in market interest rates.

             An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in industries sensitive to market cycles, where deterioration in a company's cash flow may impair its ability to meet its obligations under the bonds. From time to time, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, the value of the securities may fall, and the Fund may bear legal or administrative expenses in order to maximize recovery from an issuer.

             The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to these securities and their issuers, whether or not warranted, may also affect the price or liquidity of lower-rated bonds. For an additional discussion of the risks involved in lower-rated securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

             Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

                         Credit  Research.  The Sub-advisor will perform its own
credit analysis in addition to using rating organizations and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changing business and market conditions, and its anticipated cash flow and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than their historical cost.

                         Diversification.  The Sub-advisor invests in securities
of many different issuers, industries, and economic sectors to reduce portfolio risk.

                         Economic Analysis. The Sub-advisor will analyze current
developments and trends in the economy and in the financial markets.

Other Investments:

             Under normal circumstances, the Fund will not invest more than 10% of its total assets in equity securities. The Fund may invest up to 10% of its total assets in foreign securities that are not publicly traded in the United States.

             The Fund may own zero coupon bonds or pay-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and pay-in-kind securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

             The Portfolio may invest in securities issued by real estate investment trusts, which are companies that hold real estate or mortgage investments. Usually, real estate investment trusts are not diversified, and, therefore, are subject to the risks of a single project or a small number of projects. They also may be heavily dependent on cash flows from the property they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property.

             Temporary Investments. The Fund may also invest all or a part of its assets temporarily in cash or cash items for defensive purposes during times of unusual market conditions or to maintain liquidity. Cash items may include certificates of deposit and other bank obligations; commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of high current income may be limited.

ASAF Total Return Bond Fund:

Investment Objective: The investment objective of the Fund is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

             The Fund will invest in its corresponding Portfolio, at least 65% of the assets of which will be invested in the following types of fixed income securities;

- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
- corporate debt securities, including convertible securities and commercial paper;
-  mortgage and other asset-backed securities;
-  structured  notes,  including  hybrid  or  "indexed"  securities,   and  loan
   participations;
-  delayed funding loans and revolving credit securities;
-  bank certificates of deposit, fixed time deposits and bankers' acceptances;
-  repurchase agreements and reverse repurchase agreements;
- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
-  obligations of international agencies or supranational entities.

             Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

             The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

             Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

             Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

             The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, and discussed in more detail below under "Certain Risk Factors and Investment Methods."

             U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

             Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

             While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

             Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

             Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

             Catastrophe Bonds. Catastrophe bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event. The trigger event may be, for example, a hurricane or an earthquake in a specific geographic region that causes losses exceeding a specific amount. If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond.
Catastrophe bonds may also expose the Portfolio to certain other risks, including default, adverse regulatory interpretation, and adverse tax consequences.

             Mortgage-Backed and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

             Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements (as described below under "Certain Risk Factors and Investment Methods"), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like any borrowings, will tend to exaggerate fluctuations in Portfolio's (and Fund's) share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

             Foreign  Securities.  The  Portfolio  may  invest  up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the Sub-advisor). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

             Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

             For a discussion of futures and options and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio's investments in swap agreements are described directly below.

             Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

             Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

             Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

ASAF Jpm Money Market Fund:

Investment Objective: The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

             As a money market fund, the Fund seeks to maintain a stable net asset value of $1.00 per share. In other words, the Fund attempts to operate so that shareholders do not lose any of the principal amount they invest in the Fund. Of course, there can be no assurance that the Fund will achieve its goal of a stable net asset value, and shares of the Fund are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Fund's net asset value to fall below $1. In addition, the income earned by the Fund will fluctuate based on market conditions and other factors.

             The Fund invests in its corresponding Portfolio. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Directors of the Company, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

- if rated by only one nationally recognized statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;
- if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or
- it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

             Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

             United States Government Obligations. The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities either directly or through repurchase agreements. U.S. Government obligations include:
(i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

             Bank Obligations. The Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

             Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is United States dollar-denominated and is not subject to foreign withholding tax.

             Asset-Backed Securities. As may be permitted by current laws and regulations, the Portfolio may invest in asset-backed securities up to 10% of its net assets.

             Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Trustees of the Trust, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

             Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

             For more information on certain of these investments, see this Prospectus under "Certain Risk Factors and Investment Methods."

                               Portfolio Turnover

             Each Non-Feeder Fund and Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Fund's or Portfolio's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Such transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

             Although turnover rates may vary substantially from year to year, it is anticipated that the following Portfolios and Non-Feeder Funds may regularly have annual rates of turnover exceeding 100%.

         ASAF Founders International Small Capitalization Fund ASAF Janus Overseas Growth Fund
         ASAF Janus  Small-Cap  Growth Fund
         ASAF Neuberger Berman  Mid-Cap  Growth Fund
         ASAF  Neuberger  Berman Mid-Cap Value Fund
         ASAF Marsico Capital Growth Fund
         ASMT Janus Capital  Growth  Portfolio
         ASMT PIMCO Total Return Bond Portfolio

             A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

                                How to Buy Shares

MINIMUM INVESTMENTS:

             You can open a Fund account with a minimum initial investment of $1,000 in a particular Fund and make additional investments to the account at any time with as little as $50. The initial investment minimum is reduced to $50 per Fund through "Automatic Investment Plans," which are discussed in this Prospectus under "Special Investment Programs and Privileges." Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.

METHODS OF BUYING SHARES:

             Each Fund offers four different classes of shares -- Class A shares, Class B shares, Class C shares and Class X shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different sales charges, expenses and, likely, different share prices. When you purchase shares of the Funds, be sure to specify the class of shares of the Fund(s) you wish to purchase. If you do not choose, your investment will be made in Class A shares. See below for a detailed description of each class.

             You can purchase shares of the Funds through any selling dealer, broker, bank or other financial institution ("dealers"), or directly through the Company. Methods of purchasing shares include:

             Buying Shares Through Your Dealer. Your dealer will place your order with the Company on your behalf.

             Buying Shares Through the Company. Make your check payable to "American Skandia Advisor Funds, Inc." and mail your investment, along with your completed account application, to the address indicated on the application. Please include an investment dealer on the application. If an application is submitted without a dealer listed, American Skandia Marketing, Incorporated (the "Distributor") will act as your agent in buying the Shares.

             Buying Shares Through Wire Transfer. You should instruct your bank to transfer funds by wire to:

                                 ABA # 011000028
                        State Street Bank & Trust Company
                              Boston, Massachusetts
                                 DDA # 99052995

                    FBO: American Skandia Advisor Funds, Inc.
                          Fund Name and Class of Shares
                       Shareholder Name and Account Number

             Buying Shares Through Bank-Linked Accounts. If you have selected this option on your account application, you may link your Fund account to your designated bank account electronically. Purchase minimums and sales charges will apply.

PURCHASE ORDERS:

             Purchase orders for the Funds are accepted only on days on which the New York Stock Exchange ("NYSE") is open for business (a "business day"). Orders received by Boston Financial Data Services, Inc. (the "Transfer Agent") on any business day prior to the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) will receive the offering price calculated at the close of trading that day. The offering price is the net asset value ("NAV") plus any initial sales charge that applies. Orders received by the Transfer Agent after the close of trading on a business day, but prior to the close of business on the next business day, will receive the offering price calculated at the close of trading on that next business day. For a discussion of how NAV is determined, see this Prospectus under "Determination of Net Asset Value." If you purchase shares through a dealer, your dealer is responsible for forwarding payment promptly to the Transfer Agent.

             The Company, the Distributor or the Transfer Agent reserves the right to reject any order for the purchase of a Fund's shares. The Company may cancel any purchase order for which payment has not been received by the fifth business day after placement of the order. Additionally, if the purchase payment does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or the Transfer Agent has incurred. If the Transfer Agent deems it appropriate, additional documentation for any order may be required, and the order will not be considered to be received until such additional documentation is received.

PURCHASE OF CLASS A SHARES:

             Class A shares (other than Class A shares of the ASAF JPM Money Market Fund) are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of your investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for your account. A portion of the sales charge is retained by the Distributor and a portion is allocated to your dealer. The Distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The current sales charge rates are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):1

                                   Front-end Sales        Front-end Sales         Front-end Sales        Front-end Sales
                                   Charge (as % of        Charge (as % of amt.    Charge (as % of        Charge (as % of amt.
                                   offering price)        invested)               offering price)        invested)
Amount of Purchase:

Less than $50,000                      4.25%                  4.44%                   5.75%                  6.10%
$50,000 up to $100,000                 3.75%                  3.90%                   5.00%                  5.26%
$100,000 up to $250,000                3.25%                  3.36%                   4.00%                  4.17%
$250,000 up to $500,000                2.25%                  2.30%                   3.00%                  3.09%
$500,000 up to $1 million              1.50%                  1.52%                   2.25%                  2.30%


(1) In the case of Class A shares of these Funds purchased before January 1, 2000, the front-end sales charge (as a percentage of the offering price) was 5.00% for purchases of less than $50,000, 4.25% for purchases of at least $50,000 but less than $100,000, 3.25% for purchases of at least $100,000 but less than $250,000, 2.25% for purchases of at least $250,000 but less than $500,000, and 1.50% for purchases of at least $500,000 but less than $1,000,000.

Class A shares of the ASAF JPM Money Market Fund are sold at their net asset value without an initial sales charge. However, holders of Class A shares of this Fund may be charged a sales charge when they exchange those shares for Class A shares of the other Funds. See "How to Exchange Shares" below.

             Purchases Subject to a Contingent Deferred Sales Charge ("CDSC"). There is no initial sales charge on purchases of Class A shares of any one or more of the Funds in the following cases:

-    Purchases aggregating $1 million or more;
- Purchases by an employer-sponsored retirement plan under section 403(b) of the Code that features an employer contribution or "match"; or


- Purchases by an employer-sponsored retirement plan under section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Company.


             However, if such Class A shares are redeemed within 12 months of the first business day of the calendar month of their purchase, a CDSC ("Class A CDSC") will be deducted from the redemption proceeds. The Class A CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in the Company's SAI. The Class A CDSC will be equal to 1.0% of the lesser of the shares' NAV at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class A CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund. To determine whether the Class A CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

             Reduction of Initial Sales Charges for Class A Shares. You may be eligible to buy Class A shares at reduced initial sales charge rates in one or more of the following ways:

             Combined Purchases. Initial sales charge reductions are available by combining into a single transaction the purchase of Class A shares with the purchase of any other class of shares. Qualifying purchases include those by you, your spouse and your children under the age of 21 (if all parties are purchasing shares for their own account), those by certain tax qualified plans such as IRAs, SIMPLE IRAs, individual type 403(b)(7) plans, and single participant Keogh type plans for the benefit of such individuals, and those by a company controlled by such individuals

             Rights of Accumulation. The initial sales charge for your investment in Fund shares may also be reduced by aggregating the amount of such investment with the current value of all Fund shares currently owned by you at the time of your current purchase. The rules described above under "Combined Purchases" may apply.

             Letter of Intent ("LOI"). You may reduce the initial sales charge rate that applies to your purchases of Class A shares by meeting the terms of an LOI -- a non-binding commitment to invest a certain amount within a thirteen-month period from your initial purchase. The total amount of your intended purchases of all Classes of shares will determine the sales charge rate for Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the LOI. Part of the LOI amount will be held in escrow to cover additional sales charges that may be due if your total investments over the LOI period are not sufficient to qualify for the intended sales charge reduction. The rules described above under "Combined Purchases" may apply.


             Waiver of All Class A Sales Charges. No sales charge is imposed on purchases of Class A shares in connection with various types of transactions and for various types of investors. These sales charge waivers include: (1) shares purchased by the reinvestment of loan repayments by a participant in a retirement plan; (2) shares purchased by the reinvestment of distributions received from a Fund; (3) shares purchased and paid for with the proceeds of shares redeemed in the prior 180 days from a mutual fund on which an initial sales charge or CDSC was paid; (4) purchases by former participants in a qualified retirement plan, where a portion of the plan was invested in the Company; (5) purchases by non-qualified deferred compensation plans; (6) purchases under arrangements between the Company and organizations which make recommendations to or permit group solicitations of its employees, members or participants; (7) purchases by employees and registered representatives (and their parents, spouses and dependent children) of dealers if the purchase is for the purchaser's own account (or for the benefit of an employee's parents, spouse, parents of spouse, or minor children); and (8) purchases by clients of a dealer or other investment professional that has entered into an agreement with the Distributor providing for the use of Fund shares in investment products or services made available to its clients (those clients may be charged separate fees by their dealer for the products or services).


             In order to receive the above sales charge reductions or waivers, you must notify the Transfer Agent of the reduction or waiver request when you place your purchase order. The Transfer Agent may require evidence of your qualification for such reductions or waivers. Additional information about the above sales charge reductions or waivers can be obtained from the Transfer Agent by calling 1-800-SKANDIA.

PURCHASE OF CLASS B SHARES:

             Because in most cases it is more advantageous for an investor to purchase Class A shares for amounts in excess of $500,000, a request to purchase Class B shares for $500,000 or more will normally be considered as a purchase request for Class A shares or declined.

             Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within 7 years of their purchase, a CDSC ("Class B CDSC") will be deducted from the redemption proceeds. The Class B CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the lesser of the shares' NAV at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class B CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B shares. The Distributor has assigned its right to receive any Class B CDSC, as well as any distribution and service fees discussed below under "Distribution Plans," to a third party that provides funding for the up-front sales concession payments.

             To determine whether the Class B CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class B CDSC will depend on the number of years since your investment and the amount being redeemed, according to the following schedule:

 Redemption During:             Class B CDSC (as % of amount subject to charge):

 1st year after purchase                                       6.0%
 2nd year after purchase                                       5.0%
 3rd year after purchase                                       4.0%
 4th year after purchase                                       3.0%
 5th year after purchase                                       2.0%
 6th year after purchase                                       2.0%
 7th year after purchase                                       1.0%
 8th year after purchase                                       None

             For purposes of determining the CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made.

             Waiver of Class B CDSC. The Class B CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class B shares of the Company; (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class B shares of the Company; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

             Automatic Conversion of Class B Shares. Eight years after you purchase Class B shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class B shareholders of the higher asset-based distribution charge that applies to Class B shares under the Class B Distribution and Service Plan described below under "Distribution Plans." The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

PURCHASE OF CLASS X SHARES:

             Class X shares are currently only offered to certain "Qualified" purchasers (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, SIMPLE IRAs and 403(b)(7) plans). Any request for "Non-Qualified" purchases of Class X shares up to $500,000 will normally be considered as a purchase request for Class B shares or declined. Any request for "Non-Qualified" purchases of Class X shares above $500,000 will be considered as a purchase request for Class A shares or declined. Because it is more advantageous for an investor to purchase Class A shares for amounts in excess of $1,000,000, a request to purchase Class X shares for $1,000,000 or more will normally be considered as a purchase request for Class A shares or declined.

             Class X shares are sold at NAV per share without an initial sales charge. In addition, investors purchasing Class X shares will receive, as a bonus, additional shares having a value equal to 2.50% of the amount invested ("Bonus Shares"). The Distributor pays for the Bonus Shares as part of its services to the Funds. The Distributor expects to recover the costs of purchasing Bonus Shares through fees received under the Class X Distribution and Service Plan discussed below. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for Bonus Shares.

             Although Class X shares are sold without an initial sales charge, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC ("Class X CDSC") will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of Bonus Shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the lesser of the NAV of the shares at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class X CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The Distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees discussed below under "Distribution Plans," to a third party that provides funding for the up-front sales concession payments.

             To determine whether the Class X CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions; (2) all shares held for over 8 years; (3) shares (not including Bonus Shares) in the order they were purchased (such that shares held the longest are redeemed first); and (4) Bonus Shares held for less than 8 years. The amount of the Class X CDSC will depend on the number of years since your investment and the amount being redeemed, according to the following schedule:

Redemption During:              Class X CDSC (as % of amount subject to charge):

  1st year after purchase                                       6.0%
  2nd year after purchase                                       5.0%
  3rd year after purchase                                       4.0%
  4th year after purchase                                       4.0%
  5th year after purchase                                       3.0%
  6th year after purchase                                       2.0%
  7th year after purchase                                       2.0%
  8th year after purchase                                       1.0%
  9th or 10th year after purchase                               None

             For purposes of determining the CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

             Waiver of Class X CDSC. The Class X CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class X shares of the Company; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class X shares of the Company; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

             Automatic Conversion of Class X Shares. Ten years after you purchase Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described below under "Distribution Plans." The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class X non-Dividend Shares to your total Class X non-Dividend Shares.

PURCHASE OF CLASS C SHARES:

             Because it is more advantageous for an investor to purchase Class A shares for amounts in excess of $1,000,000, a request to purchase Class C shares for $1,000,000 or more will be considered as a purchase request for Class A shares or declined.

             Class C shares are sold at NAV per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of the first business day of the calendar month of their purchase, a CDSC ("Class C CDSC") of 1.0% will be deducted from the redemption proceeds. The Class C CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and will be waived under certain circumstances described below. The charge will be assessed on the lesser of the NAV of the shares at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The Class C CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

             To determine whether the Class C CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

             Waiver of Class C CDSC. The Class C CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) distributions or loans to participants of qualified retirement plans and other employee benefit plans; (5) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class C shares of the Company; (6) the portion of any substantially equal periodic payments (as described in Section 72(f) of the Code) equal to the percentage of your plan assets held in Class C shares of the Company; and (7) the return of excess contributions from an IRA, SIMPLE IRA or 401(k) plan

DISTRIBUTION PLANS:

             The Company has adopted a Distribution and Service Plan (commonly known as a "12b-1 Plan") for each Class of shares to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the Distribution and Service Plan for Class A shares, the Fund pays the Distributor 0.50% of the Fund's average daily net assets attributable to Class A shares. Under the Plans for Class B, X and C shares, the Fund pays the Distributor 1.00% of the Fund's average daily net assets attributable to the relevant Class of shares. Because these fees are paid out of a Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

             The Distributor uses distribution and service fees received under each Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, the Distributor uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares.

             In addition, the Company has adopted a Supplemental Distribution Plan under Rule 12b-1 and the Trust has adopted a Distribution Plan under Rule 12b-1 (together, the "Supplemental Plans"). The Supplemental Plans permit the Distributor to receive brokerage commissions in connection with purchases and sales of securities held by the Funds and Portfolios, and to use these commissions to promote the sale of shares of the Company. Under the Supplemental Plans, transactions for the purchase and sale of securities for a Fund or Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to the Distributor for "introducing" transactions to the clearing broker. In turn, the Distributor will use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. No Fund or Portfolio will pay any new fees or charges resulting from the Supplemental Plans, nor is it expected that the brokerage commissions paid by a Fund or Portfolio will increase as the result of implementation of the Supplemental Plans.


                   Special Investment Programs and Privileges

             Automatic Investment Plans ("AIP"). You may make regular monthly investments through an automatic withdrawal from your bank account ($50 minimum per Fund). Sales charges will apply.

             Automatic  Dividend   Reinvestment.   Dividend  and  capital  gains
distributions can automatically be reinvested in additional shares at no sales charge.

             Automatic Dividend Diversification ("ADD"). You may automatically reinvest dividends and capital gains distributions paid by one Fund into shares of the same class of another Fund, provided that you have already met that Fund's minimum initial purchase requirement. No initial sales charge or CDSC will apply to the purchased shares.

             Dollar Cost Averaging ("DCA"). You can set up monthly or quarterly exchanges in amounts of $50 or more from one Fund to the same class of shares of another Fund. You may set up more than one of these programs simultaneously.

             Systematic Withdrawal Plan ("SWP"). You may set up monthly, quarterly, semi-annual or annual redemptions from any account with a value of $5,000 or more. You may direct a Fund to make regular payments in fixed dollar amounts of $50 or more, in an amount equal to the value of a fixed number of shares (5 shares or more) at the time of withdrawal, or in an amount equal to a fixed percentage of your account value at the time of withdrawal. Any applicable CDSC will be waived for shares redeemed under a SWP (other than Class X shares held by shareholders who first purchased Class X shares after August 18, 1998) where: (i) in the case of SWPs based on a fixed dollar amount or number of shares, SWP redemptions are limited to no more than 10% annually of your account value or number of shares, respectively, as of the date the Transfer Agent receives your SWP request; or (ii) in the case of SWPs based on a fixed percentage, each SWP redemption is limited to an amount that would not exceed 10% on an annualized basis of your account value at the time of withdrawal.

             Exchange Privilege. You may exchange your shares of a Fund for shares of the same class of any other Fund. For complete policies governing exchanges, see this Prospectus under "How to Exchange Shares."

             Reinvestment Privilege. If you redeem Class A, B or X shares on which you paid an initial sales charge or a CDSC, you have up to 180 days to reinvest all or part of the redemption proceeds in Class A shares of the Fund without paying another sales charge. You must ask the Transfer Agent for this privilege when you send your payment.

             Retirement Plans. Certain classes of Fund shares are available as an investment option for your retirement plans. A number of different retirement plans can be used by individuals and employers including IRAs, Roth IRAs, Education IRAs, SEP IRAs, SIMPLE IRAs, 401 plans and 403(b)(7) plans. Please call 1-800-SKANDIA for the applicable plan documents, which contain important information and applications.

             The above programs and privileges may be selected at the time of your initial investment or at a later date.

             Optional Benefits. American Skandia Life Assurance Corporation ("ASLAC") -- an "affiliated person" of the Company under the 1940 Act -- intends to make certain life insurance coverage available to certain persons on whose behalf shares are purchased. The benefits of this coverage, which are payable at death, will be related to the amounts paid to purchase shares and to the value of the shares held. Therefore, coverage will terminate if all shares are redeemed.

             Purchasers of the life insurance coverage are required to authorize periodic redemptions of Fund shares to pay the premiums for such coverage. These redemptions will not be subject to contingent deferred sales charges, but will have the same tax consequences as any other Fund redemptions.

             The life insurance coverage will be available to eligible persons who enroll for the coverage within a limited time period after shares of the Company are first held for the person's benefit. In addition, coverage cannot be made available unless ASLAC knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides ASLAC with information regarding the beneficial owners of such shares. Other restrictions on the coverage will apply, such as the age of the persons upon whose life the coverage is issued. This insurance coverage may not be available in all states and may be subject to additional restrictions or limitations on coverage. Purchasers of shares should also make themselves familiar with the impact on the life coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

             Please call 1-800-SKANDIA for more information and application forms for any of the above programs and privileges.

                              How to Redeem Shares

         You can arrange to take money out of your Fund account on any business day by redeeming some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received in good order. The Company offers you a number of ways to sell your shares, including in writing, by telephone, by Automated Clearing House ("ACH") bank transfer or by wire transfer. You can also set up a Systematic Withdrawal Plan to redeem shares on a regular basis (as described in this Prospectus under "Special Investment Programs and Privileges").

         If you hold Fund shares through a retirement account, call the Transfer Agent in advance for additional information and any necessary forms. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee.

Redeeming Shares by Mail:

             If you want to redeem your shares by mail, write a "letter of instruction" that includes the following information:

     -   Your name
     -   Fund's name
     - Your Fund account number (from your account statement) o Dollar amount or number of shares to be redeemed o Any special payment instructions o Signatures of all registered owners exactly as the account is registered
     - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person requesting the redemption

         Send Requests by Regular Mail to:                             Send Requests by Courier or Express Mail to:

         American Skandia Advisor Funds, Inc.                          American Skandia Advisor Funds, Inc.
         P.O. Box 8012                                                 Two Heritage Drive
         Boston, Massachusetts 02266-8012                              North Quincy, Massachusetts 02171-2138

Redeeming Shares by Telephone:

             You may also redeem shares by telephone by calling 1-800-SKANDIA. To receive the redemption price calculated on the business day that you call, your call must be received by the Transfer Agent before the close of the NYSE that day, which is normally 4:00 P.M. Eastern Time. Shares held in tax-qualified retirement plans may not be redeemed by telephone. You may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account, you may have the proceeds transferred to that bank account.

             Telephone Redemptions Paid By Check. You may make one redemption request by telephone in any 7-day period for any amount up to $50,000. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days after changing the address on an account.

             Telephone Redemptions Through Bank-Linked Accounts. If you have selected this option on your account application, you may link your Fund account to your designated bank account electronically. You can redeem Fund shares in amounts as little as $50 or as much as $50,000 using the ACH network to have funds transferred to your bank account. Normally, the transfer to your bank is initiated on the business day after the redemption.

Redeeming Shares Through Your Broker:

             The Distributor has made arrangements to redeem Fund shares upon orders from brokers on behalf of their customers at the offering price next determined after receipt of the order. Brokers may charge for this service.

CHECKWRITING:

             After completing the appropriate authorization form, holders of Class A and Class C shares of the ASAF JPM Money Market Fund may redeem those shares by check. Checks must be written for at least $500. Shareholders with joint accounts may authorize each owner to write checks. The person to whom a check is made payable may cash or deposit it in the same way as an ordinary bank check.

             Of course, checks cannot be paid if they are written for more than the account value of your ASAF JPM Money Market Fund shares. To avoid dishonor of checks due to fluctuations in account value, shareholders are advised against redeeming all or most of their account by check. You may not write a check that would require the Fund to redeem shares that were purchased by check within the prior 15 days. There is presently no charge for checkwriting privileges, but the Fund or the Transfer Agent may impose such charges in the future or may modify or terminate the privilege. Any applicable CDSC will be deducted when a check is paid.

ADDITIONAL INFORMATION:

             To protect you and the Funds from fraud, redemption requests must be in writing and must include a signature guarantee in the following situations (the Company or the Transfer Agent may require a signature guarantee in other situations at their discretion):

         o You wish to redeem more than $50,000 worth of shares and receive a check o A redemption check is not payable to all shareholders listed on the account statement o A redemption check is not sent to the address of record on your statement o Shares are being transferred to a Fund account with a different owner or name o Shares are redeemed by someone other than the owners (such as an Executor)

         The Transfer Agent may delay forwarding a check or processing a payment via bank-linked account for the sale of recently purchased shares, but only until the purchase payment has cleared. Such delay may be as long as 15 calendar days from the date the shares were purchased, and may be avoided if you purchase shares by certified check. You may be charged a fee of up to $10 for wire transfers of redemption proceeds, which will be deducted from such proceeds. There is no fee for ACH wire transfers.

         If you have any questions about any of the above procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan, please call 1-800-SKANDIA for assistance.

                             How to Exchange Shares

             Except as described below, shares of a Fund may be exchanged for shares of the same class of other Funds at NAV per share at the time of exchange. Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the Transfer Agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day. You should consider the differences in investment objectives and expenses between the Funds before making an exchange. Exchanges may be taxable transactions and may be subject to special tax rules about which you should consult your tax adviser.

             You may exchange your Fund shares (other than Class A shares of the ASAF JPM Money Market Fund) for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund, any applicable CDSC and the date for automatic conversion of Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. Investors will not receive Bonus Shares on Class X shares obtained through an exchange.

             Exchanges of Class A shares of the ASAF JPM Money Market Fund on which an initial sales charge has not been paid for Class A shares of any other Fund are subject to the initial sales charge applicable to the other Fund. Class A shares of the Money Market Fund acquired by exchange of Class A shares of another Fund are exchanged at NAV.

             Exchanges may be requested in writing, by telephone or by other means acceptable to the Company. For written exchange requests you should submit a letter of instruction, signed by all owners of the account, to the Transfer Agent at P.O. Box 8012, Boston, Massachusetts 02266-8012. To initiate a telephone exchange, you should call 1-800-SKANDIA.

             All exchanges are subject to the following restrictions:

     - You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

     -   You may only exchange for shares of the same class of another Fund.

     - You must meet the minimum purchase requirements for the Fund you purchase by exchange.

             The Company may refuse or delay exchanges by any person or group if, in the Investment Manager's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or a Fund would otherwise potentially be adversely affected. Your exchanges may also be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. Although the Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

             Each Fund reserves the right to terminate or modify the exchange privilege in the future.

                        Determination of Net Asset Value

             The net asset value ("NAV") per share is determined for each class of shares for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern
Time) on each  business  day (as  previously  defined  under "How to Buy Shares:
Purchase Orders") by dividing the value of the Fund's total assets attributable to a class, less any liabilities, by the number of total shares of that class outstanding. In general, the assets of each Non-Feeder Fund and Portfolio (except the ASMT JPM Money Market Portfolio) are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or where market quotations for a particular security or asset are believed to be incorrect, securities and other assets are valued by methods that are believed to accurately reflect their fair value. The assets of the ASMT JPM Money Market Portfolio are valued by the amortized cost method, which is intended to approximate market value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Fund or Portfolio's investments may change on days when you will not be able to purchase or redeem shares.

                     Shareholder Account Rules and Policies

        - The offering of any class of Fund shares may be suspended when the determination of NAV is suspended, and may be suspended or terminated by the Directors of the Company at any time they believe it is in a Fund's best interest to do so.

         - Telephone transaction privileges or privileges using electronic means for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one of the owners or the dealer representative of record for the account unless an owner instructs the Transfer Agent otherwise. The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone or electronic instructions are genuine. If the Company does not use reasonable procedures, the Company or its agents may be liable for losses due to unauthorized transactions, but otherwise the Company or its agents will not be liable for losses or expenses arising out of telephone instructions or instructions received by electronic means that they reasonably believe to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         - Purchase, redemption or exchange requests will not be honored until the Transfer Agent receives all required documents in proper form.

         - There are no share certificates for the Company's shares.

         - Dealers that can perform account transactions for their clients through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to do so and are responsible to their clients if they perform any transaction erroneously or improperly.

         - All purchases must be made in U.S dollars and checks must be drawn on U.S. banks. You may not purchase shares with a third-party check.

        - Payment for redeemed shares is ordinarily forwarded within 7 calendar days after the business day on which the Transfer Agent receives the redemption request in proper form. Payment will be forwarded within 3 business days for accounts registered in the name of a dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Commission.

        - A Fund may redeem small accounts without a shareholder request if the account value has fallen below $500 (for reasons other than a drop in market value of shares) and at least 30 days notice has been given to the shareholder. No CDSC will be charged on such redemptions.

         - Under unusual circumstances shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio of securities.

         - "Backup withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on the reporting of income.

                           Special Information on the
                         "Master/Feeder" Fund Structure

             An investor in the Feeder Funds should be aware that these Funds, unlike mutual funds that directly acquire and manage their own portfolios of securities, seek to achieve their investment objectives by investing all of their investable assets in a corresponding Portfolio of the Trust (although each Feeder Fund may temporarily hold small amounts of cash). The Portfolios of the Trust, which have the same investment objective, policies and limitations as their corresponding Feeder Funds, in turn invest their assets directly in a portfolio of securities. Therefore, each of the Feeder Funds acquires an indirect interest in the securities owned by its corresponding Portfolio.

             Members of the general public may not purchase a direct interest in a Portfolio of the Trust. However, in addition to selling an interest to its corresponding Feeder Fund, each Portfolio may sell interests to other affiliated and non-affiliated investment companies and/or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions as the corresponding Feeder Fund and will pay a proportionate share of the Portfolio's expenses. Other investors in a Portfolio, however, are not required to sell their shares to the public at the same price as the corresponding Feeder Fund, and may have different sales commissions and operating expenses. These differences may result in differences in returns among the investment companies that invest exclusively in the Portfolios. Currently, of the investment companies that invest in the Portfolios, only shares of the Feeder Funds may be purchased by the general public in the United States.

             The Directors of the Company believe that the "master/feeder" fund structure offers opportunities for substantial growth in the assets of the Portfolios that may enable the Portfolios to reduce their operating expenses, thereby producing higher returns and benefiting the shareholders of the Feeder Funds. A Feeder Fund's investment in its corresponding Portfolio may, however, be adversely affected by the actions of other investors in the Portfolio. For example, if a large investor withdraws from a Portfolio, the remaining investors may bear higher pro rata operating expenses. However, this possibility also exists for traditionally structured funds with large investors.

             Each of the Feeder Funds may withdraw (completely redeem) all of its assets from its corresponding Portfolio at any time if the Directors of the Company determine that it is in the best interest of the Fund to do so. A Feeder Fund might withdraw, for example, if other investors in the Fund's corresponding Portfolio voted to, by a vote of all investors in the Portfolio (including the Fund), change the investment objective, policies or limitations of the Portfolio in a manner not acceptable to the Directors of the Company. The withdrawal of all a Feeder Fund's assets from a corresponding Portfolio may affect the investment performance of the Feeder Fund. If the Directors of the Company determine that a Feeder Fund should withdraw all of its assets from its corresponding Portfolio, the Directors would consider what action should be taken, including investing all of the Fund's assets in another pooled investment entity or retaining an investment adviser to manage the Fund's assets directly.

             Investor Meetings and Voting. Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio (including a Feeder Fund) will be entitled to vote in proportion to its interest in the Portfolio. When a Feeder Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders.

                             Management of the Funds

THE INVESTMENT MANAGER:

             American Skandia Investment Services, Incorporated ("ASISI," as previously defined), One Corporate Drive, Shelton, Connecticut 06484, acts as investment manager to each of the Non-Feeder Funds and Portfolios pursuant to separate investment management agreements with the Company and the Trust, respectively (the "Management Agreements"). Because each of the Feeder Funds invests all of its investable assets in a corresponding Portfolio of the Trust, the Feeder Funds do not require an investment manager. In addition to serving as investment manager to the Company and the Trust, ASISI has served since 1992 as the investment manager to American Skandia Trust, an investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies.

             The Management Agreements provide that ASISI will furnish each Non-Feeder Fund and Portfolio with investment advice and investment management and administrative services subject to the supervision of the Directors of the Company or the Trustees of the Trust, and in conformity with the stated investment objectives, policies and limitations of the applicable Fund or Portfolio. The Investment Manager is responsible for monitoring the activities of the Sub-advisors it engages to manage the Non-Feeder Funds and Portfolios and reporting on such activities to the Directors of the Company or the Trustees of the Trust. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Directors or the Trustees.


             The Company, the Trust, and American Skandia Investment Services, Incorporated ("ASISI") have obtained an exemption from the Securities and Exchange Commission that permits ASISI to change sub-advisors for a Fund or Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Any such Sub-advisor change would continue to be subject to approval by the Board of Directors of the Company or the Board of Trustees of the Trust, as appropriate. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Company and the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by ASISI and the Directors of the Company and the Trustees of the Trust.


THE SUB-ADVISORS:

             ASISI  currently  engages the following  Sub-advisors to manage the investments of each Non-Feeder Fund and Portfolio in accordance with the Fund or Portfolio's investment objective, policies and limitations and any investment guidelines established by the Investment Manager. Each Sub-advisor is responsible, subject to the supervision and control of the Investment Manager, for the purchase, retention and sale of securities in the Fund or Portfolio's investment portfolio.

             Unless otherwise noted, each portfolio manager listed below has managed his or her respective Fund or Portfolio since its inception.

             Founders Asset Management, LLC ("Founders") serves as Sub-advisor for the ASAF Founders International Small Capitalization Fund. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have acted as investment advisors since 1938 and serves as investment advisor to a number of other investment companies and private accounts. Founders managed assets aggregating approximately $7.6 billion as of June 30, 1999.


             Tracy P. Stouffer, a Vice President of Investments of Founders and Chartered Financial Analyst, has been responsible for the day-to-day management of the ASAF Founders International Small Capitalization Fund since July 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 until July 1999, and a vice president and portfolio manager with Clariden Asset Management Inc. from 1988 to 1995.


             Rowe Price-Fleming International,  Inc. ("Price-Fleming") serves as
Sub-advisor for the ASMT T. Rowe Price International Equity Portfolio. Price-Fleming, located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with over $33 billion under management as of June 30, 1999 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires, and Paris.


             An investment advisory group has responsibility for the day-to-day management of the ASMT T. Rowe Price International Equity Portfolio. The advisory group for the Portfolio consists of Martin G. Wade, Mark C.J. Bickford-Smith, John R. Ford, James B.M. Seddon, and David J.L. Warren. Martin Wade joined Price-Fleming in 1979 and has 30 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and Jardine Fleming Group Ltd.) in research, client service and investment management. Mark C.J. Bickford-Smith joined Price-Fleming in 1995 and has 14 years experience with the Fleming Group in research and financial analysis. John R. Ford joined Price-Fleming in 1982 and has 19 years of experience with Fleming Group in research and portfolio management. James B.M. Seddon joined Price-Fleming in 1987 and has 12 years of experience in investment management. David J.L. Warren joined Price-Fleming in 1983 and has 18 years experience in equity research, fixed income research and portfolio management.

             A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as Sub-advisor for the ASAF AIM International Equity Fund. AIM has acted as an investment advisor since 1986 and, together with its parent, A I M Advisors, Inc., advises or manages over 110 investment portfolios encompassing a broad range of investment objectives. As of June 30, 1999, AIM managed approximately $121 billion in assets.

             AIM uses a team approach to investment management. The members of the team responsible for the management of the ASAF AIM International Equity Fund are A. Dale Griffin, III, Clas G. Olsson, Barrett K. Sides and Jason Holzer. Except for Mr. Holzer, all members of the team are officers of AIM. Mr. Griffin, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1989. Mr. Olsson, Portfolio Manager, has been associated with AIM and/or its affiliates since 1994. Mr. Sides, Portfolio Manager, has been associated with AIM and/or its affiliates since 1990. Mr. Holzer, Portfolio Manager, has been associated with AIM and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

             Janus Capital Corporation ("Janus") serves as Sub-advisor for the ASAF Janus Overseas Growth Fund, the ASAF Janus Small-Cap Growth Fund and the ASMT Janus Capital Growth Portfolio. Janus, located at 100 Fillmore Street, Denver, Colorado 80206-4923, serves as the investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1999, Janus managed assets worth approximately $153 billion.


             The portfolio manager responsible for management of the ASAF Janus Overseas Growth Fund is Helen Young Hayes, Vice President of Janus. Ms. Hayes joined Janus in 1987.


             The ASAF Janus Small-Cap Growth Fund is managed by a management team consisting of James P. Craig, III, William Bales and Jonathan Coleman. The management team has managed the Fund since Janus became the Fund's Sub-advisor in January, 1999. James P. Craig, III is Chief Investment Officer of Janus. He joined Janus in May 1983. William H. Bales has been a research analyst with Janus since 1993, focusing primarily on the transportation, consumer products and restaurant industries. He joined Janus in September 1991. Jonathan D. Coleman has been a research analyst with Janus since July 1994, focusing primarily on the railroad, computer, healthcare and financial services industries.


             The portfolio manager responsible for management of the ASMT Janus Capital Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a Senior Portfolio Manager at Janus who has managed the Portfolio since August, 1997, joined Janus in January, 1994 as Vice President of Investments.


             T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as Sub-advisor for the ASAF T. Rowe Price Small Company Value Fund. T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of June 30, 1999, T. Rowe Price and its affiliates managed approximately $159 billion for approximately seven million individual and institutional accounts.


             The ASAF T. Rowe Price Small Company Value Fund is managed by an Investment Advisory Committee composed of the following members: Preston G. Athey, Chairman, Hugh M. Evans III and Gregory A. McCrickard. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Athey joined T. Rowe Price in 1978 and has been managing investments since 1982.


             Neuberger Berman Management Inc. ("NB Management") serves as sub-advisor for the ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF Neuberger Berman Mid-Cap Value Fund. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC ("Neuberger Berman"), an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Funds for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Funds without added cost to the Funds or ASISI. Neuberger Berman and its affiliates manage securities accounts, including mutual funds, that had approximately $57 billion of assets as of June 30, 1999.


             Michael M. Kassen and Robert I. Gendelman and S. Basu Mullick are primarily responsible for the day-to-day management of the ASAF Neuberger Berman Mid-Cap Value Fund. Mr. Kassen and Mr. Gendelman have been managing the Fund since its inception, while Mr. Mullick has been managing the Fund since October 1998. Mr. Kassen has been a Vice President of NB Management and a principal of Neuberger Berman since December 1992, and was an employee of NB Management from 1990 to December 1992. Mr. Gendelman is a principal of Neuberger Berman and has been with NB Management since 1994, where he is currently a Vice President. Mr. Mullick has been a Vice President of NB Management since October 1998. From 1993 to 1998, Mr. Mullick was a portfolio manager for a prominent investment adviser.

             Jennifer K. Silver and Brooke A. Cobb are primarily responsible for the day-to-day management of the ASAF Neuberger Berman Mid-Cap Growth Fund. Ms. Silver is Director of the Neuberger Berman Growth Equity Group, and both she and Mr. Cobb are Vice Presidents of NB Management. Ms. Silver is a principal of Neuberger Berman. Previously, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Previously, Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent adviser.


             OppenheimerFunds, Inc. ("OppenheimerFunds"), Two World Trade Center, New York, New York 10048-0203 serves as Sub-advisor for the ASAF Oppenheimer Large-Cap Growth Fund. OppenheimerFunds has operated as an investment advisor since 1959. OppenheimerFunds (including subsidiaries) manages investment companies with assets of more than $110 billion as of June 30, 1999, and with more than four million shareholder accounts.

             Bruce L. Bartlett, CFA has been the portfolio manager responsible for management of the Portfolio since July 1999. Mr. Bartlett is a Senior Vice President and Portfolio Manager for OppenheimerFunds who joined OppenheimerFunds in June 1995. Previously, Mr. Bartlett was a Vice President and Senior Portfolio Manager at First of America Investment Corporation.

             Marsico Capital Management, LLC ("Marsico Capital"), 1200 17th Street, Suite 1300, Denver, CO 80202, serves as Sub-advisor for the ASAF Marsico Capital Growth Fund. Thomas F. Marsico has primary responsibility for management of the Fund. Mr. Marsico is Chairman and Chief Executive Officer, and has sole voting control, of Marsico Capital. Prior to forming Marsico Capital in September, 1997, Mr. Marsico served as Executive Vice President and Portfolio Manager at Janus Capital Corporation ("Janus"). Mr. Marsico joined Janus in March, 1986. As of June 30, 1999, Marsico Capital managed approximately $7.4 billion in assets.

         Bankers Trust Company ("Bankers Trust") is the Sub-advisor to the ASAF Bankers Trust Managed Index 500 Fund. Bankers Trust conducts a variety of general banking and trust activities and is a major supplier of financial services to the international and domestic institutional markets. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $560 billion in assets under management globally as of June 30, 1999.


         On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

         As a result of the plea, Bankers Trust would not be able to continue to provide sub-advisory services to the Portfolio absent an order from the Securities and Exchange Commission that permits it to do so. The Commission has granted such an order.


             Dean S. Barr, Managing Director of Bankers Trust and Head of Global Quantitative Index Strategies, and Manish Keshive, Vice President of Bankers Trust are responsible for the day-to-day management of the Fund. Mr. Barr joined Bankers Trust in September 1999. From 1997 to 1999, Mr. Barr was Chief Investment Officer of Active Quantitative Strategies at State Street Global Advisors. From 1988 to 1997, Mr. Barr was Chief Executive Officer of Advanced Investment Technology. Prior to joining Bankers Trust in 1996, Mr. Keshive was a student who earned an M.S. degree from Massachusetts Institute of Technology in 1995.


             Lord, Abbett & Co. ("Lord Abbett") serves as Sub-advisor for the ASAF Lord Abbett Growth and Income Fund. Lord Abbett, an investment manager for over 68 years, is located at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. As of June 30, 1999, Lord Abbett managed approximately $33.4 billion in a family of mutual funds and other advisory accounts.

             The portfolio manager responsible for management of the ASAF Lord Abbett Growth and Income Fund is W. Thomas Hudson, Jr., Executive Vice President. Mr. Hudson has held positions in the equity research department of Lord Abbett since 1982.


             Massachusetts Financial Services Company ("MFS") serves as Sub-advisor for the ASAF MFS Growth with Income Fund. MFS, which is located at 500 Boylston Street, Boston, Massachusetts 02116, and its predecessor organizations have a history of money management dating from 1924. As of June 30, 1999, the net assets under the management of the MFS organization were approximately $114 billion.


             The ASAF MFS Growth with Income Fund is managed by John D. Laupheimer and Mitchell D. Dynan. Mr. Laupheimer is a Senior Vice President of MFS, and has been employed by MFS as a portfolio manager since 1981. Mr. Dynan is also a Senior Vice President of MFS, and has been employed by MFS as a portfolio manager since 1986.


             INVESCO Funds Group, Inc. ("INVESCO") serves as Sub-advisor for the ASMT INVESCO Equity Income Portfolio. INVESCO, located at 7800 East Union Avenue, P.O. Box 173706, Denver, Colorado 80217-3706, was established in 1932. AMVESCAP PLC, the parent of INVESCO, is one of the largest independent investment management businesses in the world and managed over $296 billion of assets as of June 30, 1999.


             The portfolio managers responsible for the day-to-day management of the ASMT INVESCO Equity Income Portfolio are Charles P. Mayer, Portfolio Co-Manager, and Donovan J. (Jerry) Paul, Portfolio Co-Manager. Mr. Mayer began his investment career in 1969 and is now a director and a senior vice president of INVESCO. From 1993 to 1994, he was vice president of INVESCO. Mr. Paul entered the investment management industry in 1976 and has been a senior vice president of INVESCO since 1994. From 1993 to 1994, he was president of Quixote Investment Management, Inc.


             American Century Investment Management, Inc. ("American Century") serves as Sub-advisor for the ASAF American Century Strategic Balanced Fund. American Century, located at American Century Towers, 4500 Main Street, Kansas City, Missouri 64111, has been providing investment advisory services to investment companies and institutional clients since 1958. As of June 30, 1999, American Century and its affiliates managed assets totaling approximately $91 billion.


             American Century utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the ASAF American Century Strategic Balanced Fund. The portfolio manager members of the portfolio team responsible for the day-to-day management of the equity portion of the Fund are John Schniedwind, Kurt Borgwardt, Jeffrey R. Tyler and William Martin. Mr. Schniedwind is Senior Vice President and Group Leader -- Quantitative Equity for American Century, and has been with American Century since 1982. Mr. Borgwardt is Vice President, Portfolio Manager and Director of Quantitative Equity Research for American Century, and has been with American Century since 1990. Mr. Tyler, Senior Vice President and Portfolio Manager, joined American Century in 1988. William Martin, Vice President and Senior Portfolio Manager, joined American Century in 1989. The fixed income portion of the Fund is managed by a team of portfolio managers with expertise in different areas of fixed income investing. The portfolio manager leader of the team responsible for the day-to-day management of the fixed income portion of the Fund is Brian Howell. Mr. Howell joined American Century in 1987 as a research analyst and was promoted to his current position as portfolio manager in January 1994.


             Federated Investment Counseling ("Federated Investment") serves as Sub-advisor for the ASAF Federated High Yield Bond Fund. Federated Investment, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, was organized as a Delaware business trust in 1989. Federated Investment and its affiliates serve as investment advisors to a number of investment companies and private accounts. As of June 30, 1999, total assets under management or administration by Federated and its affiliates was over $152 billion.


             The portfolio managers responsible for the day-to-day management of the ASAF Federated High Yield Bond Fund are Mark E. Durbiano and Constantine J. Kartsonas. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of Federated Investment since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated Investment. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pittsburgh. Mr. Kartsonas, who has co-managed the Portfolio since August 1998, joined Federated Investors in 1994 as an Investment Analyst and has been an Assistant Vice President of Federated Investments since March 1997.


             Pacific Investment Management Company ("PIMCO") serves as Sub-advisor for the ASMT PIMCO Total Return Bond Portfolio. PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, is an investment counseling firm founded in 1971. As of June 30, 1999, PIMCO had approximately $172 billion of assets under management.


             The portfolio manager responsible for the day-to-day management of the ASMT PIMCO Total Return Bond Portfolio is William H. Gross. Mr. Gross is Managing Director of PIMCO and has been associated with the firm since 1971.


             J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as Sub-advisor for the ASMT JPM Money Market Portfolio. J.P. Morgan has principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers, and act as investment advisor to individual and institutional clients with combined assets under management of over $326 billion as of June 30, 1999. J.P. Morgan has managed investments for clients since 1913, and has managed short-term fixed income assets for clients since 1969.


FEES AND EXPENSES:

             Investment Management Fees. ASISI receives a monthly fee from each Non-Feeder Fund and Portfolio for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the sub-advisory services at no additional cost to any Fund or Portfolio. The investment management fee for each Non-Feeder Fund and Portfolio will differ, reflecting, among other things, the investment objective, policies and limitations of each Fund and Portfolio. Each investment management fee is accrued daily for the purposes of determining the sale and redemption price of the Fund's shares. The fees paid to ASISI for the fiscal year ended October 31, 1998 (or, for those Funds that have not been in operation for a full fiscal year, the fee rates payable to ASISI), stated as a percentage of the Non-Feeder Fund or Portfolio's average daily net assets, are as follows:

Fund/Portfolio:                                                     Annual Rate:

ASAF Founders International Small Capitalization Fund:                  1.10%

ASMT T. Rowe Price International Equity Portfolio:                      1.00%

ASAF AIM International Equity Fund:                                     1.10%

ASAF Janus Overseas Growth Fund:                                        1.00%

ASAF Janus Small-Cap Growth Fund:                                       0.90%

ASAF T. Rowe Price Small Company Value Fund:                            1.00%

ASAF Neuberger Berman Mid-Cap Growth Fund:                              0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                               0.90%

ASAF Oppenheimer Large-Cap Growth Fund(1):                              1.00%

ASAF Marsico Capital Growth Fund:                                       1.00%

ASMT Janus Capital Growth Portfolio:                                    1.00%

ASAF Bankers Trust Managed Index 500 Fund:                              0.60%

ASAF Lord Abbett Growth and Income Fund:                                0.80%

ASAF MFS Growth with Income Fund:                                       1.00%

ASMT INVESCO Equity Income Portfolio:                                   0.75%

ASAF American Century Strategic Balanced Fund:                          0.90%

ASAF Federated High Yield Bond Fund:                                    0.70%

ASMT PIMCO Total Return Bond Portfolio:                                 0.65%

ASMT JPM Money Market Portfolio:                                        0.50%

             (1) Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as Sub-advisor for the Fund (formerly the ASAF Robertson Stephens Value + Growth Fund). Under the new Investment Management Agreement for the Fund, fees are payable at an annual rate of 0.90% of the portion of the average daily net assets of the Fund not in excess of $1 billion; plus 0.85% of the portion of the net assets over $1 billion.

             For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Company's SAI under "Investment Advisory & Administration Services."

             Other Expenses. In addition to Investment Management fees, each Fund and Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of director and shareholder meetings. Expenses not directly attributable to any specific Fund(s) or Portfolio(s) are allocated on the basis of the relative net assets of the Funds or Portfolios. For additional information regarding Fund and Portfolio expenses, as well as voluntary agreements by the Investment Manager to limit such expenses, see this Prospectus under "Expense Information" and the Company's SAI under "Fund Expenses."

                       Dividends, Capital Gains and Taxes

DIVIDENDS:

             Each Fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Normally, dividends from net investment income of each Fund will be declared and paid on the following basis:

Fund                                                          Declared                 Paid

ASAF Founders International Small Capitalization              annually                annually
ASAF T. Rowe Price International Equity                       annually                annually
ASAF AIM International Equity                                 annually                annually
ASAF Janus Overseas Growth                                    annually                annually
ASAF Janus Small-Cap Growth                                   annually                annually
ASAF T. Rowe Price Small Company Value                        annually                annually
ASAF Neuberger Berman Mid-Cap Growth                          annually                annually
ASAF Neuberger Berman Mid-Cap Value                           annually                annually
ASAF Oppenheimer Large-Cap Growth                             annually                annually
ASAF Marsico Capital Growth                                   annually                annually
ASAF Janus Capital Growth                                     annually                annually
ASAF Bankers Trust Managed Index 500                          annually                annually
ASAF Lord Abbett Growth and Income                            semi-annually           semi-annually
ASAF MFS Growth with Income                                   semi-annually           semi-annually
ASAF INVESCO Equity Income                                    semi-annually           semi-annually
ASAF American Century Strategic Balanced                      semi-annually           semi-annually
ASAF Federated High Yield Bond                                daily                   monthly
ASAF Total Return Bond                                        daily                   quarterly
ASAF JPM Money Market                                         daily                   monthly

DISTRIBUTION OPTIONS:

             When you open your account, specify on your application how you want to receive your distributions. Unless you specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund. You have the following five distribution options:

             Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the applicable Fund.

             Reinvest   Income   Dividends  Only.  You  can  elect  to  reinvest
investment   income   dividends  in  a  Fund  while   receiving   capital  gains
distributions.

             Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends.

             Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions.

             Reinvest Distributions in Another Fund of the Company. You can reinvest all distributions in another Fund of the Company. For additional information, see this Prospectus under "Special Investment Programs and Privileges."

TAXES:

             Each of the Funds intends to make distributions that may be taxed as ordinary income and capital gains. The tax consequences of distributions from a Fund will vary depending upon the type of account that you maintain.

             If you establish an IRA or other tax-deferred retirement account, dividends and capital gains distributions from the Funds generally will not be subject to current taxation. If you establish an account outside a tax-deferred retirement account, the following tax consequences generally will apply. For regular investment accounts established by individuals, dividends paid by a Fund from net investment income and net short-term capital gains, whether you choose to receive them in cash or reinvest them in additional shares, will be taxable as ordinary income. If you receive your distributions in cash, the value of your Fund account effectively will be reduced by the amount of the distribution.

             Capital gains distributions are made by a Fund when it realizes net gains on sales of portfolio securities. A Fund's capital gains may vary substantially from year to year and, therefore, its capital gains distributions also may vary substantially. A Fund will not make capital gains distributions in years in which the Fund has a net capital loss. Distributions paid by a Fund from net long term capital gains will be taxable as long-term capital gains, regardless of how long you have owned the Fund's shares.

             Because of their varying investment strategies, distributions from some of the Funds are likely to consist primarily of capital gains distributions, while distributions from others are likely to consist primarily of ordinary income. Distributions from the ASAF Federated High Yield Bond Fund, the ASAF Total Return Bond Fund, and the ASAF JPM Money Market Fund are likely to consist primarily of ordinary income. Because the Funds are new, as of the date of this Prospectus no Fund has yet distributed any long-term capital gains. Over time, however, it is expected that distributions from a number of the Funds, particularly those with capital growth as their investment objective, will consist primarily of capital gains.

             Certain distributions by a Fund may be classified under federal tax laws as constituting returns of your capital. These are not taxable to you when received. Federal income tax laws provide, however, that a distribution of this type will reduce the acquisition price of your shares in the Fund used to determine your tax liability when you redeem or exchange the shares. Therefore, the return of capital may result in a larger gain or smaller loss upon redemption or exchange.

             If you purchase shares of a Fund shortly before the date used to determine eligibility for a dividend or capital gains distribution, you will receive a portion of your investment back as a taxable distribution. This is sometimes referred to as "buying a dividend."

             In order to satisfy distribution requirements of the Code, the Funds may declare year-end dividend and capital gains distributions. If received by shareholders by January 31, these special distributions are treated as having been paid by the Funds and received by shareholders on December 31 of the prior year.

             The  investment  income of certain  Funds may be subject to foreign income taxes. The Company may elect to pass these taxes through to the shareholders of the Funds. If you are a shareholder, you will be required to report a share of these taxes as income in determining your federal income tax liability. You will be able to deduct these taxes or, under certain circumstances, you may be able to claim them as a credit against your federal income tax.

             The Company will provide you with an annual statement as to the federal income tax status of all distributions for the preceding year, including any amount of foreign taxes passed through to you.

             Taxes on Redemptions and Exchanges. A redemption of shares in a Fund or an exchange of a Fund's shares for shares in another Fund will be treated as a sale under the Code, which may result in a capital gain or loss and current tax liability. However, you will not have a federal tax gain or loss when Class B or Class X shares of a Fund automatically convert to Class A shares. The Class A shares you receive after conversion will be considered to have the same acquisition price as the converted Class B or X shares for purposes of determining your gain or loss upon subsequent redemptions or exchanges.

             Dividends, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes in addition to Federal income taxes.

             The above tax discussion is for general information only. A more detailed discussion of federal income tax considerations for the Funds is included in the Company's SAI under "Additional Tax Considerations." You should consult with your own tax adviser concerning possible tax consequences of investing in a Fund. If you are considering an IRA or other tax deferred account, you should consult with your tax adviser regarding the requirements under Federal tax law governing your specific type of account.

             Regulated Investment Company Status. As each Fund intends to qualify as a "regulated investment company" under the Code, each Fund generally is entitled to deduct all dividends paid to shareholders from its net income. However, the deductibility of dividends paid by regulated investment companies that issue more than one class of shares, such as the Company, is subject to certain requirements under the Code. In this regard, the Company may deduct dividends only when shares in each class receive proportionate distributions and where no class is preferred over any other class in a manner not permitted by the formal dividend rights of the preferred class.

             The Company has received separate opinions of counsel from the law firms of Caplin & Drysdale and Rogers & Wells which, when taken together, conclude that the Funds' particular multiple class structure will not prevent the deductibility of dividends paid by the Funds. However, the Company has not obtained a ruling on the matter from the IRS. The Company does not believe that the IRS has considered a multiple class structure with all of the features of the Funds' structure, including the Bonus Share feature applicable to Class X shares, and the IRS could disagree with the conclusions expressed in the opinions. Changes in federal income tax law also could affect the continued validity of the conclusions stated in the opinions.

             If dividends on any class of a Fund's shares are treated as preferential to another class, dividends in that year on all classes of that Fund's shares would become non-deductible by the Fund. The effect of such a development is that income and gains realized by a Fund could be subject to double taxation -- that is, both the Fund and shareholders could be subject to taxation. In addition to the tax liability, the Fund could be liable for interest and penalties. All these liabilities could substantially reduce the value of your investment in the Fund. There could also be personal income tax consequences to shareholders of the Fund, such as reclassification of capital gains distributions as ordinary income, which may be taxable at higher rates.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Funds' financial performance since their inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Except for the financial information for the period ended April 30, 1999, which is unaudited, the information has been audited by PricewaterhouseCoopers LLP, the Company's independent accountants. The report of the independent accountants, along with the Funds' financial statements, are included in the Company's annual report, which is available upon request. No financial information is included for the ASAF AIM International Equity Fund, the ASAF Bankers Trust Managed Index 500 Fund, or the ASAF MFS Growth with Income Fund, which had not commenced operations prior to the date of this Prospectus.

                                                                 Increase (Decrease) from
                                                                   Investment Operations
                                              Net Asset  -----------------------------------------
                                                Value         Net        Net Realized   Total from
                                   Period     Beginning   Investment     & Unrealized   Investment
                                   Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                  --------    ---------  -------------   ------------   ----------
ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
-------------------------------
-------------------------------
 Class A                          04/30/99*    $ 10.27      $(0.05)         $ 1.89        $ 1.84
                                  10/31/98        9.87       (0.02)           0.45          0.43
                                  10/31/97(1)    10.00        0.05           (0.18)        (0.13)
  Class B                         04/30/99*      10.23       (0.08)           1.89          1.81
                                  10/31/98        9.85       (0.08)           0.46          0.38
                                  10/31/97(1)    10.00        0.04           (0.19)        (0.15)
  Class C                         04/30/99*      10.22       (0.08)           1.89          1.81
                                  10/31/98        9.86       (0.08)           0.44          0.36
                                  10/31/97(1)    10.00        0.04           (0.18)        (0.14)
  Class X                         04/30/99*      10.21       (0.08)           1.90          1.82
                                  10/31/98        9.84       (0.08)           0.45          0.37
                                  10/31/97(1)    10.00        0.04           (0.20)        (0.16)
ASAF JANUS SMALL-CAP
GROWTH FUND:
-------------------------------
-------------------------------
 Class A                          04/30/99*    $  9.11      $(0.03)         $ 3.78        $ 3.75
                                  10/31/98        9.94       (0.07)          (0.76)        (0.83)
                                  10/31/97(1)    10.00       (0.03)          (0.03)        (0.06)
  Class B                         04/30/99*       9.04       (0.06)           3.75          3.69
                                  10/31/98        9.93       (0.12)          (0.77)        (0.89)
                                  10/31/97(1)    10.00       (0.04)          (0.03)        (0.07)
  Class C                         04/30/99*       9.06       (0.06)           3.75          3.69
                                  10/31/98        9.94       (0.10)          (0.78)        (0.88)
                                  10/31/97(1)    10.00       (0.04)          (0.02)        (0.06)
  Class X                         04/30/99*       9.06       (0.06)           3.75          3.69
                                  10/31/98        9.93       (0.11)          (0.76)        (0.87)
                                  10/31/97(1)    10.00       (0.04)          (0.03)        (0.07)
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
-------------------------------
-------------------------------
 Class A                          04/30/99*    $  8.85      $ 0.02          $ 0.22        $ 0.24
                                  10/31/98       10.46        0.04           (1.62)        (1.58)
                                  10/31/97(1)    10.00        0.02            0.44          0.46
  Class B                         04/30/99*       8.80          --            0.22          0.22
                                  10/31/98       10.44       (0.02)          (1.61)        (1.63)
                                  10/31/97(1)    10.00          --            0.44          0.44
  Class C                         04/30/99*       8.80          --            0.21          0.21
                                  10/31/98       10.45       (0.02)          (1.62)        (1.64)
                                  10/31/97(1)    10.00          --            0.45          0.45
  Class X                         04/30/99*       8.80          --            0.21          0.21
                                  10/31/98       10.44       (0.02)          (1.61)        (1.63)
                                  10/31/97(1)    10.00          --            0.44          0.44
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
-------------------------------
-------------------------------
 Class A                          04/30/99*    $ 10.89      $ 0.09          $ 1.71        $ 1.80
                                  10/31/98        9.99        0.15            0.84          0.99
                                  10/31/97(1)    10.00        0.04           (0.05)        (0.01)
  Class B                         04/30/99*      10.86        0.05            1.71          1.76
                                  10/31/98        9.96        0.09            0.85          0.94
                                  10/31/97(1)    10.00        0.02           (0.06)        (0.04)
  Class C                         04/30/99*      10.87        0.05            1.70          1.75
                                  10/31/98        9.98        0.09            0.84          0.93
                                  10/31/97(1)    10.00        0.02           (0.04)        (0.02)
  Class X                         04/30/99*      10.85        0.04            1.72          1.76
                                  10/31/98        9.96        0.09            0.84          0.93
                                  10/31/97(1)    10.00        0.02           (0.06)        (0.04)


                                           Less Distributions
                                  -------------------------------------
                                   From Net     In Excess of     From
                                  Investment   Net Investment   Capital
                                    Income         Income        Gains
                                  ----------   --------------   -------
ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
-------------------------------
-------------------------------
 Class A                            $   --         $   --        $  --
                                     (0.03)            --           --
                                        --             --           --
  Class B                               --             --           --
                                        --             --           --
                                        --             --           --
  Class C                               --             --           --
                                        --             --           --
                                        --             --           --
  Class X                               --             --           --
                                        --             --           --
                                        --             --           --
ASAF JANUS SMALL-CAP
GROWTH FUND:
-------------------------------
-------------------------------
 Class A                            $   --         $   --        $  --
                                        --             --           --
                                        --             --           --
  Class B                               --             --           --
                                        --             --           --
                                        --             --           --
  Class C                               --             --           --
                                        --             --           --
                                        --             --           --
  Class X                               --             --           --
                                        --             --           --
                                        --             --           --
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
-------------------------------
-------------------------------
 Class A                            $(0.03)        $   --        $  --
                                        --          (0.03)          --
                                        --             --           --
  Class B                               --             --           --
                                        --          (0.01)          --
                                        --             --           --
  Class C                               --             --           --
                                        --          (0.01)          --
                                        --             --           --
  Class X                               --             --           --
                                        --          (0.01)          --
                                        --             --           --
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
-------------------------------
-------------------------------
 Class A                            $(0.05)        $   --        $  --
                                     (0.09)            --           --
                                        --             --           --
  Class B                            (0.02)            --           --
                                     (0.04)            --           --
                                        --             --           --
  Class C                            (0.02)            --           --
                                     (0.04)            --           --
                                        --             --           --
  Class X                            (0.02)            --           --
                                     (0.04)            --           --
                                        --             --           --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                  Ratios of Expenses
                                            Supplemental Data                    to Average Net Assets
                                  -------------------------------------   -----------------------------------
                    Net Asset                 Net Assets at   Portfolio
      Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
  Distributions   End of Period   Return(2)    (In 000's)       Rate      Reimbursement(3)   Reimbursement(3)
  -------------   -------------   ---------   -------------   ---------   ----------------   ----------------
     $   --          $12.11         17.92%       $ 1,224         17%            2.10%               5.17%
      (0.03)          10.27          4.32%           886         49%            2.10%               9.20%
         --            9.87         (1.30%)          106         --             2.10%             136.49%
         --           12.04         17.69%         2,541         17%            2.60%               5.67%
         --           10.23          3.90%         1,387         49%            2.60%               9.80%
         --            9.85         (1.50%)          230         --             2.60%              90.64%
         --           12.03         17.71%         1,410         17%            2.60%               5.68%
         --           10.22          3.69%           872         49%            2.60%               9.72%
         --            9.86         (1.40%)           79         --             2.60%              55.02%
         --           12.03         17.83%         3,443         17%            2.60%               5.67%
         --           10.21          3.80%         2,404         49%            2.60%               9.58%
         --            9.84         (1.60%)          206         --             2.60%              54.45%
     $   --          $12.86         41.32%       $12,808         74%            1.70%               2.75%
         --            9.11         (8.45%)        1,801         94%            1.70%               6.38%
         --            9.94         (0.60%)          193         --             1.70%             105.48%
         --           12.73         40.82%        15,747         74%            2.20%               3.28%
         --            9.04         (8.96%)        2,685         94%            2.20%               6.86%
         --            9.93         (0.70%)          353         --             2.20%              57.99%
         --           12.75         40.73%         8,875         74%            2.20%               3.32%
         --            9.06         (8.85%)        2,090         94%            2.20%               6.60%
         --            9.94         (0.60%)           74         --             2.20%              42.48%
         --           12.75         40.73%         9,078         74%            2.20%               3.36%
         --            9.06         (8.76%)        4,085         94%            2.20%               6.69%
         --            9.93         (0.70%)          270         --             2.20%              47.29%
     $(0.03)         $ 9.06          2.67%       $ 9,657         16%            1.75%               2.63%
      (0.03)           8.85        (15.13%)        7,155          4%            1.75%               3.51%
         --           10.46          4.60%           383         --             1.75%              54.47%
         --            9.02          2.50%        19,836         16%            2.25%               3.15%
      (0.01)           8.80        (15.63%)       13,184          4%            2.25%               4.03%
         --           10.44          4.40%         1,155         --             2.25%              30.14%
         --            9.01          2.39%        11,664         16%            2.25%               3.14%
      (0.01)           8.80        (15.71%)        8,298          4%            2.25%               3.97%
         --           10.45          4.50%           335         --             2.25%              33.60%
         --            9.01          2.39%        13,645         16%            2.25%               3.13%
      (0.01)           8.80        (15.63%)       12,368          4%            2.25%               4.00%
         --           10.44          4.40%           640         --             2.25%              22.43%
     $(0.05)         $12.64         16.55%       $14,023         77%            1.60%               2.22%
      (0.09)          10.89          9.93%         3,359         93%            1.60%               4.32%
         --            9.99         (0.10%)          257          2%            1.60%              37.87%
      (0.02)          12.60         16.21%        30,428         77%            2.10%               2.72%
      (0.04)          10.86          9.45%         8,272         93%            2.10%               4.65%
         --            9.96         (0.40%)          381          2%            2.10%              29.90%
      (0.02)          12.60         16.10%        12,305         77%            2.10%               2.73%
      (0.04)          10.87          9.33%         3,202         93%            2.10%               4.77%
         --            9.98         (0.20%)          215          2%            2.10%              38.96%
      (0.02)          12.59         16.22%        14,039         77%            2.10%               2.73%
      (0.04)          10.85          9.34%         7,164         93%            2.10%               4.66%
         --            9.96         (0.40%)          398          2%            2.10%              26.66%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $   --               (0.95%)
      (0.03)              (0.28%)
         --                2.03%
         --               (1.45%)
         --               (0.74%)
         --                1.62%
         --               (1.46%)
         --               (0.79%)
         --                1.72%
         --               (1.44%)
         --               (0.76%)
         --                1.58%
     $   --               (0.62%)
         --               (0.75%)
         --               (1.16%)
         --               (1.13%)
         --               (1.26%)
         --               (1.73%)
         --               (1.12%)
         --               (1.13%)
         --               (1.73%)
         --               (1.08%)
         --               (1.19%)
         --               (1.70%)
     $(0.03)               0.48%
      (0.03)               0.20%
         --                0.69%
         --               (0.04%)
      (0.01)              (0.30%)
         --                0.17%
         --               (0.03%)
      (0.01)              (0.32%)
         --                0.02%
         --                0.00%
      (0.01)              (0.32%)
         --                0.19%
     $(0.05)               1.21%
      (0.09)               1.30%
         --                1.56%
      (0.02)               0.70%
      (0.04)               0.80%
         --                0.79%
      (0.02)               0.68%
      (0.04)               0.79%
         --                0.78%
      (0.02)               0.65%
      (0.04)               0.79%
         --                1.07%

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                            Increase (Decrease) from
                                                              Investment Operations
                                         Net Asset  -----------------------------------------
                                           Value         Net        Net Realized   Total from
                              Period     Beginning   Investment     & Unrealized   Investment
                              Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                             --------    ---------  -------------   ------------   ----------
ASAF FEDERATED
HIGH YIELD BOND FUND:
---------------------------
---------------------------
 Class A                     04/30/99*    $  9.38      $ 0.39          $ 0.65        $ 1.04
                             10/31/98        9.93        0.74           (0.55)         0.19
                             10/31/97(1)    10.00        0.05           (0.07)        (0.02)
  Class B                    04/30/99*       9.39        0.37            0.65          1.02
                             10/31/98        9.93        0.69           (0.54)         0.15
                             10/31/97(1)    10.00        0.04           (0.07)        (0.03)
  Class C                    04/30/99*       9.38        0.37            0.66          1.03
                             10/31/98        9.93        0.69           (0.55)         0.14
                             10/31/97(1)    10.00        0.03           (0.07)        (0.04)
  Class X                    04/30/99*       9.39        0.37            0.64          1.01
                             10/31/98        9.93        0.69           (0.54)         0.15
                             10/31/97(1)    10.00        0.04           (0.07)        (0.03)
ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND:
---------------------------
---------------------------
 Class A                     04/30/99*    $ 10.44      $(0.08)         $ 2.09        $ 2.01
                             10/31/98(4)    10.00       (0.10)           0.54          0.44
  Class B                    04/30/99*      10.43       (0.11)           2.09          1.98
                             10/31/98(4)    10.00       (0.14)           0.57          0.43
  Class C                    04/30/99*      10.40       (0.11)           2.08          1.97
                             10/31/98(4)    10.00       (0.14)           0.54          0.40
  Class X                    04/30/99*      10.41       (0.11)           2.08          1.97
                             10/31/98(4)    10.00       (0.14)           0.55          0.41
ASAF LORD ABBETT
GROWTH AND INCOME FUND:
---------------------------
---------------------------
 Class A                     04/30/99*    $ 10.52      $ 0.03          $ 1.93        $ 1.96
                             10/31/98(4)    10.00        0.05            0.50          0.55
  Class B                    04/30/99*      10.53          --            1.94          1.94
                             10/31/98(4)    10.00        0.01            0.52          0.53
  Class C                    04/30/99*      10.51          --            1.94          1.94
                             10/31/98(4)    10.00        0.01            0.50          0.51
  Class X                    04/30/99*      10.52          --            1.94          1.94
                             10/31/98(4)    10.00        0.01            0.51          0.52
ASAF JANUS
OVERSEAS GROWTH FUND:
---------------------------
---------------------------
 Class A                     04/30/99*    $ 10.55      $(0.04)         $ 1.51        $ 1.47
                             10/31/98(4)    10.00        0.01            0.54          0.55
  Class B                    04/30/99*      10.51       (0.07)           1.50          1.43
                             10/31/98(4)    10.00       (0.04)           0.55          0.51
  Class C                    04/30/99*      10.52       (0.07)           1.50          1.43
                             10/31/98(4)    10.00       (0.04)           0.56          0.52
  Class X                    04/30/99*      10.50       (0.07)           1.50          1.43
                             10/31/98(4)    10.00       (0.04)           0.54          0.50


                                        Less Distributions
                            ------------------------------------------
                             From Net     In Excess of
                            Investment   Net Investment   From Capital
                              Income         Income          Gains
                            ----------   --------------   ------------
ASAF FEDERATED
HIGH YIELD BOND FUND:
--------------------------
--------------------------
 Class A                      $(0.39)        $   --          $   --
                               (0.74)            --              --
                               (0.05)            --              --
  Class B                      (0.37)            --              --
                               (0.69)            --              --
                               (0.04)            --              --
  Class C                      (0.37)            --              --
                               (0.69)            --              --
                               (0.03)            --              --
  Class X                      (0.37)            --              --
                               (0.69)            --              --
                               (0.04)            --              --
ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND:
--------------------------
--------------------------
 Class A                      $   --         $   --          $   --
                                  --             --              --
  Class B                         --             --              --
                                  --             --              --
  Class C                         --             --              --
                                  --             --              --
  Class X                         --             --              --
                                  --             --              --
ASAF LORD ABBETT
GROWTH AND INCOME FUND:
--------------------------
--------------------------
 Class A                      $(0.03)        $   --          $   --
                               (0.03)            --              --
  Class B                      (0.01)            --              --
                                  --             --              --
  Class C                      (0.01)            --              --
                                  --             --              --
  Class X                      (0.01)            --              --
                                  --             --              --
ASAF JANUS
OVERSEAS GROWTH FUND:
--------------------------
--------------------------
 Class A                      $   --         $   --          $   --
                                  --             --              --
  Class B                         --             --              --
                                  --             --              --
  Class C                         --             --              --
                                  --             --              --
  Class X                         --             --              --
                                  --             --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                  Ratios of Expenses
                                            Supplemental Data                    to Average Net Assets
                                  -------------------------------------   -----------------------------------
                    Net Asset                 Net Assets at   Portfolio
      Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
  Distributions   End of Period   Return(2)    (In 000's)       Rate      Reimbursement(3)   Reimbursement(3)
  -------------   -------------   ---------   -------------   ---------   ----------------   ----------------

     $(0.39)         $10.03         11.24%       $15,451          11%           1.50%               1.84%
      (0.74)           9.38          1.67%         6,979          22%           1.50%               2.90%
      (0.05)           9.93         (0.23%)        2,154          11%           1.50%              30.49%
      (0.37)          10.04         10.95%        49,646          11%           2.00%               2.34%
      (0.69)           9.39          1.25%        20,495          22%           2.00%               3.32%
      (0.04)           9.93         (0.30%)          920          11%           2.00%              30.22%
      (0.37)          10.04         10.95%        12,718          11%           2.00%               2.36%
      (0.69)           9.38          1.26%         5,732          22%           2.00%               3.41%
      (0.03)           9.93         (0.36%)          206          11%           2.00%              29.26%
      (0.37)          10.03         10.85%        19,650          11%           2.00%               2.36%
      (0.69)           9.39          1.26%        12,402          22%           2.00%               3.33%
      (0.04)           9.93         (0.25%)          556          11%           2.00%              30.95%
     $   --          $12.45         19.25%       $ 5,518         195%           1.80%               2.54%
         --           10.44          4.40%         2,690         207%           1.80%               4.29%
         --           12.41         18.98%        17,411         195%           2.30%               3.05%
         --           10.43          4.30%         7,468         207%           2.30%               4.77%
         --           12.37         18.94%         5,102         195%           2.30%               3.07%
         --           10.40          4.00%         2,634         207%           2.30%               4.67%
         --           12.38         18.92%        10,182         195%           2.30%               3.05%
         --           10.41          4.10%         6,879         207%           2.30%               4.77%
     $(0.03)         $12.45         18.70%       $14,590          29%           1.60%               2.25%
      (0.03)          10.52          5.48%         5,572          42%           1.60%               3.57%
      (0.01)          12.46         18.38%        31,179          29%           2.10%               2.76%
         --           10.53          5.32%        10,710          42%           2.10%               4.06%
      (0.01)          12.44         18.42%        12,569          29%           2.10%               2.76%
         --           10.51          5.12%         5,019          42%           2.10%               4.01%
      (0.01)          12.45         18.40%        18,896          29%           2.10%               2.75%
         --           10.52          5.22%        11,350          42%           2.10%               3.98%
     $   --          $12.02         13.93%       $29,356          33%           2.10%               2.48%
         --           10.55          5.50%         8,812         101%           2.10%               4.12%
         --           11.94         13.61%        45,306          33%           2.60%               2.99%
         --           10.51          5.10%        15,339         101%           2.60%               4.58%
         --           11.95         13.59%        26,913          33%           2.60%               2.99%
         --           10.52          5.20%         9,580         101%           2.60%               4.58%
         --           11.93         13.62%        22,156          33%           2.60%               2.98%
         --           10.50          5.00%        11,226         101%           2.60%               4.60%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $(0.39)               7.96%
      (0.74)               7.42%
      (0.05)               4.76%
      (0.37)               7.40%
      (0.69)               6.90%
      (0.04)               3.15%
      (0.37)               7.44%
      (0.69)               6.96%
      (0.03)               3.55%
      (0.37)               7.52%
      (0.69)               6.96%
      (0.04)               3.65%
     $   --               (1.27%)
         --               (1.12%)
         --               (1.78%)
         --               (1.62%)
         --               (1.79%)
         --               (1.62%)
         --               (1.77%)
         --               (1.62%)
     $(0.03)               0.56%
      (0.03)               0.62%
      (0.01)               0.03%
         --                0.14%
      (0.01)               0.03%
         --                0.15%
      (0.01)               0.05%
         --                0.17%
     $   --               (0.69%)
         --                0.06%
         --               (1.20%)
         --               (0.44%)
         --               (1.21%)
         --               (0.45%)
         --               (1.22%)
         --               (0.41%)

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Commenced operations on December 31, 1997.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                             Increase (Decrease) from
                                                               Investment Operations
                                          Net Asset  -----------------------------------------
                                            Value         Net        Net Realized   Total from
                               Period     Beginning   Investment     & Unrealized   Investment
                               Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                              --------    ---------  -------------   ------------   ----------
ASAF MARSICO
CAPITAL GROWTH FUND:
----------------------------
----------------------------
 Class A                      04/30/99*    $ 10.13      $(0.03)         $ 3.52        $ 3.49
                              10/31/98(1)    10.00        0.01            0.12          0.13
  Class B                     04/30/99*      10.12       (0.06)           3.52          3.46
                              10/31/98(1)    10.00          --            0.12          0.12
  Class C                     04/30/99*      10.11       (0.06)           3.52          3.46
                              10/31/98(1)    10.00          --            0.11          0.11
  Class X                     04/30/99*      10.11       (0.06)           3.51          3.45
                              10/31/98(1)    10.00          --            0.11          0.11
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
----------------------------
----------------------------
 Class A                      04/30/99*    $ 11.81      $(0.07)         $ 2.83        $ 2.76
                              10/31/98(1)    10.00       (0.01)           1.82          1.81
  Class B                     04/30/99*      11.79       (0.11)           2.82          2.71
                              10/31/98(1)    10.00       (0.01)           1.80          1.79
  Class C                     04/30/99*      11.79       (0.11)           2.83          2.72
                              10/31/98(1)    10.00       (0.01)           1.80          1.79
  Class X                     04/30/99*      11.79       (0.11)           2.82          2.71
                              10/31/98(1)    10.00       (0.01)           1.80          1.79
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
----------------------------
----------------------------
 Class A                      04/30/99*    $ 10.23      $ 0.03          $ 1.89        $ 1.92
                              10/31/98(1)    10.00        0.02            0.21          0.23
  Class B                     04/30/99*      10.22          --            1.89          1.89
                              10/31/98(1)    10.00        0.01            0.21          0.22
  Class C                     04/30/99*      10.22          --            1.89          1.89
                              10/31/98(1)    10.00          --            0.22          0.22
  Class X                     04/30/99*      10.22          --            1.88          1.88
                              10/31/98(1)    10.00        0.01            0.21          0.22


                                           Less Distributions
                               ------------------------------------------
                                From Net     In Excess of
                               Investment   Net Investment   From Capital
                                 Income         Income          Gains
                               ----------   --------------   ------------
ASAF MARSICO
CAPITAL GROWTH FUND:
----------------------------
----------------------------
 Class A                         $(0.01)        $   --          $   --
                                     --             --              --
  Class B                            --             --              --
                                     --             --              --
  Class C                            --             --              --
                                     --             --              --
  Class X                            --             --              --
                                     --             --              --
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
----------------------------
----------------------------
 Class A                         $   --         $   --          $(0.15)
                                     --             --              --
  Class B                            --             --           (0.15)
                                     --             --              --
  Class C                            --             --           (0.15)
                                     --             --              --
  Class X                            --             --           (0.15)
                                     --             --              --
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
----------------------------
----------------------------
 Class A                         $(0.03)        $   --          $   --
                                     --             --              --
  Class B                         (0.01)            --              --
                                     --             --              --
  Class C                         (0.01)            --              --
                                     --             --              --
  Class X                         (0.01)            --              --
                                     --             --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                Ratios of Expenses
                                          Supplemental Data                    to Average Net Assets
                                -------------------------------------   -----------------------------------
                  Net Asset                 Net Assets at   Portfolio
    Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
Distributions   End of Period   Return(2)    (In 000's)       Rate      Reimbursement(3)   Reimbursement(3)
-------------   -------------   ---------   -------------   ---------   ----------------   ----------------
   $(0.01)         $13.61         34.59%      $ 55,760          56%           1.75%               1.94%
       --           10.13          1.20%         7,037          67%           1.75%               2.84%
       --           13.58         34.32%       137,619          56%           2.25%               2.45%
       --           10.12          1.10%        17,994          67%           2.25%               3.29%
       --           13.57         34.22%        70,880          56%           2.25%               2.45%
       --           10.11          1.10%        11,012          67%           2.25%               3.44%
       --           13.56         34.26%        30,858          56%           2.25%               2.44%
       --           10.11          1.10%         5,746          67%           2.25%               3.22%
   $(0.15)         $14.42         23.42%      $  5,414          52%           1.75%               2.95%
       --           11.81         18.00%           587         122%           1.75%               5.66%
    (0.15)          14.35         23.04%        10,706          52%           2.25%               3.44%
       --           11.79         17.80%           991         122%           2.25%              15.98%
    (0.15)          14.36         23.02%         5,897          52%           2.25%               3.47%
       --           11.79         17.90%           903         122%           2.25%              20.25%
    (0.15)          14.35         22.93%         3,726          52%           2.25%               3.52%
       --           11.79         17.90%           509         122%           2.25%              10.43%
   $(0.03)         $12.12         18.83%      $  3,667          64%           1.75%               3.43%
       --           10.23          2.30%           717           3%           1.75%               9.44%
    (0.01)          12.10         18.53%         8,584          64%           2.25%               3.95%
       --           10.22          2.20%         1,886           3%           2.25%               9.10%
    (0.01)          12.10         18.53%         3,479          64%           2.25%               3.97%
       --           10.22          2.20%           997           3%           2.25%              13.91%
    (0.01)          12.09         18.43%         2,102          64%           2.25%               3.95%
       --           10.22          2.20%           295           3%           2.25%              12.90%


               Ratio of Net Investment
    Total         Income (Loss) to
Distributions   Average Net Assets(3)
-------------  -----------------------
   $(0.01)              (0.51%)
       --                0.72%
       --               (1.02%)
       --                0.25%
       --               (1.01%)
       --                0.24%
       --               (1.02%)
       --                0.20%
   $(0.15)              (1.07%)
       --               (0.52%)
    (0.15)              (1.59%)
       --               (0.78%)
    (0.15)              (1.60%)
       --               (0.72%)
    (0.15)              (1.61%)
       --               (0.67%)
   $(0.03)               0.48%
       --                0.87%
    (0.01)              (0.03%)
       --                0.47%
    (0.01)              (0.03%)
       --                0.26%
    (0.01)              (0.04%)
       --                0.34%

(1) Commenced operations on August 19, 1998.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                             Increase (Decrease) from
                                                               Investment Operations
                                          Net Asset  -----------------------------------------
                                            Value         Net        Net Realized   Total from
                               Period     Beginning   Investment     & Unrealized   Investment
                               Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                              --------    ---------  -------------   ------------   ----------
ASAF T. ROWE PRICE
INTERNATIONAL
EQUITY FUND:
----------------------------
----------------------------
 Class A                      04/30/99**   $  9.39      $(0.01)         $ 1.13        $ 1.12
                              10/31/98        8.93       (0.02)           0.48          0.46
                              10/31/97(1)     9.74        0.01           (0.82)        (0.81)
  Class B                     04/30/99**      9.59       (0.04)           1.17          1.13
                              10/31/98        9.16       (0.07)           0.50          0.43
                              10/31/97(1)    10.00       (0.01)          (0.83)        (0.84)
  Class C                     04/30/99**      9.57       (0.05)           1.18          1.13
                              10/31/98        9.16       (0.06)           0.47          0.41
                              10/31/97(1)    10.00       (0.01)          (0.83)        (0.84)
  Class X                     04/30/99**      9.61       (0.05)           1.18          1.13
                              10/31/98        9.18       (0.07)           0.50          0.43
                              10/31/97(1)    10.00       (0.01)          (0.81)        (0.82)
ASAF JANUS
CAPITAL GROWTH FUND:
----------------------------
----------------------------
 Class A                      04/30/99**   $ 14.41      $(0.07)         $ 6.41        $ 6.34
                              10/31/98       11.40       (0.01)           3.05          3.04
                              10/31/97(1)    11.18        0.09            0.13          0.22
  Class B                     04/30/99**     12.87       (0.10)           5.70          5.60
                              10/31/98       10.19       (0.08)           2.77          2.69
                              10/31/97(1)    10.00        0.06            0.13          0.19
  Class C                     04/30/99**     12.85       (0.10)           5.68          5.58
                              10/31/98       10.19       (0.08)           2.75          2.67
                              10/31/97(1)    10.00        0.05            0.14          0.19
  Class X                     04/30/99**     12.88       (0.10)           5.71          5.61
                              10/31/98       10.20       (0.09)           2.78          2.69
                              10/31/97(1)    10.00        0.05            0.15          0.20
ASAF INVESCO
EQUITY INCOME FUND:
----------------------------
----------------------------
 Class A                      04/30/99**   $ 11.75      $ 0.09          $ 1.77        $ 1.86
                              10/31/98       10.45        0.22            1.20          1.42
                              10/31/97(1)     9.98        0.14            0.33          0.47
  Class B                     04/30/99**     11.77        0.06            1.76          1.82
                              10/31/98       10.45        0.15            1.24          1.39
                              10/31/97(1)    10.00        0.10            0.35          0.45
  Class C                     04/30/99**     11.77        0.06            1.76          1.82
                              10/31/98       10.46        0.15            1.23          1.38
                              10/31/97(1)    10.00        0.10            0.36          0.46
  Class X                     04/30/99**     11.76        0.06            1.76          1.82
                              10/31/98       10.45        0.15            1.23          1.38
                              10/31/97(1)    10.00        0.11            0.34          0.45


                                           Less Distributions
                               ------------------------------------------
                                From Net     In Excess of
                               Investment   Net Investment   From Capital
                                 Income         Income          Gains
                               ----------   --------------   ------------
ASAF T. ROWE PRICE
INTERNATIONAL
EQUITY FUND:
----------------------------
----------------------------
 Class A                        $ (0.07)        $   --          $   --
                                     --             --              --
                                     --             --              --
  Class B                         (0.02)            --              --
                                     --             --              --
                                     --             --              --
  Class C                         (0.02)            --              --
                                     --             --              --
                                     --             --              --
  Class X                         (0.02)            --              --
                                     --             --              --
                                     --             --              --
ASAF JANUS
CAPITAL GROWTH FUND:
----------------------------
----------------------------
 Class A                        $    --         $   --          $   --
                                  (0.02)         (0.01)             --
                                     --             --              --
  Class B                            --             --              --
                                  (0.01)            --              --
                                     --             --              --
  Class C                            --             --              --
                                  (0.01)            --              --
                                     --             --              --
  Class X                            --             --              --
                                  (0.01)            --              --
                                     --             --              --
ASAF INVESCO
EQUITY INCOME FUND:
----------------------------
----------------------------
 Class A                        $ (0.08)        $   --          $   --
                                  (0.12)            --              --
                                     --             --              --
  Class B                         (0.04)            --              --
                                  (0.07)            --              --
                                     --             --              --
  Class C                         (0.04)            --              --
                                  (0.07)            --              --
                                     --             --              --
  Class X                         (0.04)            --              --
                                  (0.07)            --              --
                                     --             --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                Ratios of Expenses
                                          Supplemental Data                   to Average Net Assets*
                                -------------------------------------   -----------------------------------
                  Net Asset                 Net Assets at   Portfolio
    Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
Distributions   End of Period   Return(2)    (In 000's)      Rate(3)    Reimbursement(4)   Reimbursement(4)
-------------   -------------   ---------   -------------   ---------   ----------------   ----------------
   $ (0.07)        $10.44         11.93%      $  3,244          12%           2.10%               3.78%
        --           9.39          5.15%         1,685          20%           2.10%               6.06%
        --           8.93         (8.32%)          218           1%           2.10%              51.87%
     (0.02)         10.70         11.76%         5,904          12%           2.60%               4.29%
        --           9.59          4.69%         3,318          20%           2.60%               6.50%
        --           9.16         (8.40%)          390           1%           2.60%              38.12%
     (0.02)         10.68         11.78%         3,459          12%           2.60%               4.29%
        --           9.57          4.48%         2,282          20%           2.60%               6.55%
        --           9.16         (8.40%)          198           1%           2.60%              33.95%
     (0.02)         10.72         11.74%         6,251          12%           2.60%               4.30%
        --           9.61          4.68%         5,144          20%           2.60%               6.54%
        --           9.18         (8.20%)          756           1%           2.60%              46.77%
   $    --         $20.75         44.00%      $133,537           7%           1.70%               1.88%
     (0.03)         14.41         26.77%        24,558          77%           1.70%               2.65%
        --          11.40          1.97%           706          83%           1.70%              26.77%
        --          18.47         43.51%       336,036           7%           2.20%               2.38%
     (0.01)         12.87         26.40%        56,582          77%           2.20%               3.14%
        --          10.19          1.90%         1,718          83%           2.20%              16.45%
        --          18.43         43.42%       127,523           7%           2.20%               2.38%
     (0.01)         12.85         26.20%        21,710          77%           2.20%               3.13%
        --          10.19          1.90%           452          83%           2.20%              15.78%
        --          18.49         43.56%        94,620           7%           2.20%               2.38%
     (0.01)         12.88         26.37%        36,575          77%           2.20%               3.16%
        --          10.20          2.00%         1,474          83%           2.20%              24.39%
   $ (0.08)        $13.53         15.85%      $ 19,820          43%           1.55%               1.92%
     (0.12)         11.75         13.64%         8,911          70%           1.55%               2.86%
        --          10.45          4.71%           471          46%           1.55%              29.14%
     (0.04)         13.55         15.53%        45,105          43%           2.05%               2.42%
     (0.07)         11.77         13.30%        18,045          70%           2.05%               3.38%
        --          10.45          4.50%         1,408          46%           2.05%              19.54%
     (0.04)         13.55         15.53%        20,191          43%           2.05%               2.42%
     (0.07)         11.77         13.19%         8,362          70%           2.05%               3.33%
        --          10.46          4.60%           255          46%           2.05%              20.89%
     (0.04)         13.54         15.54%        27,659          43%           2.05%               2.42%
     (0.07)         11.76         13.21%        18,296          70%           2.05%               3.35%
        --          10.45          4.50%         1,174          46%           2.05%              36.25%


               Ratio of Net Investment
    Total         Income (Loss) to
Distributions  Average Net Assets(4)*
-------------  -----------------------
   $ (0.07)             (0.43%)
        --              (0.16%)
        --               0.07%
     (0.02)             (0.97%)
        --              (0.70%)
        --              (0.51%)
     (0.02)             (1.04%)
        --              (0.58%)
        --              (0.53%)
     (0.02)             (1.09%)
        --              (0.68%)
        --              (0.28%)
   $    --              (0.69%)
     (0.03)             (0.24%)
        --               2.72%
        --              (1.19%)
     (0.01)             (0.74%)
        --               2.27%
        --              (1.19%)
     (0.01)             (0.75%)
        --               1.95%
        --              (1.18%)
     (0.01)             (0.76%)
        --               2.05%
   $ (0.08)              1.38%
     (0.12)              1.72%
        --               4.81%
     (0.04)              0.88%
     (0.07)              1.27%
        --               3.68%
     (0.04)              0.87%
     (0.07)              1.27%
        --               3.82%
     (0.04)              0.88%
     (0.07)              1.27%
        --               4.05%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Annualized for periods less than one year.
 * Represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
 ** Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                             Increase (Decrease) from
                                                               Investment Operations
                                          Net Asset  -----------------------------------------
                                            Value         Net        Net Realized   Total from
                               Period     Beginning   Investment     & Unrealized   Investment
                               Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                              --------    ---------  -------------   ------------   ----------
ASAF TOTAL
RETURN BOND FUND:
----------------------------
----------------------------
 Class A                      04/30/99**   $ 10.79      $ 0.33          $(0.28)       $ 0.05
                              10/31/98       10.28        0.35            0.54          0.89
                              10/31/97(1)    10.07        0.15            0.09          0.24
  Class B                     04/30/99**     10.68        0.29           (0.27)         0.02
                              10/31/98       10.16        0.31            0.53          0.84
                              10/31/97(1)    10.00        0.10            0.09          0.19
  Class C                     04/30/99**     10.67        0.29           (0.26)         0.03
                              10/31/98       10.16        0.31            0.52          0.83
                              10/31/97(1)    10.00        0.10            0.09          0.19
  Class X                     04/30/99**     10.69        0.27           (0.25)         0.02
                              10/31/98       10.17        0.34            0.50          0.84
                              10/31/97(1)    10.00        0.09            0.10          0.19
ASAF JPM
MONEY MARKET FUND:
----------------------------
----------------------------
 Class A                      04/30/99**   $  1.00      $0.020          $   --        $0.020
                              10/31/98        1.00       0.039              --         0.039
                              10/31/97(1)     1.00       0.009              --         0.009
  Class B                     04/30/99**      1.00       0.010              --         0.010
                              10/31/98        1.00       0.033              --         0.033
                              10/31/97(1)     1.00       0.007              --         0.007
  Class C                     04/30/99**      1.00       0.010              --         0.010
                              10/31/98        1.00       0.034              --         0.034
                              10/31/97(1)     1.00       0.007              --         0.007
  Class X                     04/30/99**      1.00       0.010              --         0.010
                              10/31/98        1.00       0.034              --         0.034
                              10/31/97(1)     1.00       0.008              --         0.008


                                           Less Distributions
                               ------------------------------------------
                                From Net     In Excess of
                               Investment   Net Investment   From Capital
                                 Income         Income          Gains
                               ----------   --------------   ------------
ASAF TOTAL
RETURN BOND FUND:
----------------------------
----------------------------
 Class A                        $ (0.31)        $   --          $(0.07)
                                  (0.38)            --              --
                                  (0.03)            --              --
  Class B                         (0.28)            --           (0.07)
                                  (0.32)            --              --
                                  (0.03)            --              --
  Class C                         (0.28)            --           (0.07)
                                  (0.32)            --              --
                                  (0.03)            --              --
  Class X                         (0.28)            --           (0.07)
                                  (0.32)            --              --
                                  (0.02)            --              --
ASAF JPM
MONEY MARKET FUND:
----------------------------
----------------------------
 Class A                        $(0.020)        $   --          $   --
                                 (0.039)            --              --
                                 (0.009)            --              --
  Class B                        (0.010)            --              --
                                 (0.033)            --              --
                                 (0.007)            --              --
  Class C                        (0.010)            --              --
                                 (0.034)            --              --
                                 (0.007)            --              --
  Class X                        (0.010)            --              --
                                 (0.034)            --              --
                                 (0.008)            --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                Ratios of Expenses
                                          Supplemental Data                   to Average Net Assets*
                                -------------------------------------   -----------------------------------
                  Net Asset                 Net Assets at   Portfolio
    Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
Distributions   End of Period   Return(2)    (In 000's)      Rate(3)    Reimbursement(4)   Reimbursement(4)
-------------   -------------   ---------   -------------   ---------   ----------------   ----------------
   $ (0.38)        $10.46          0.09%      $ 14,814          70%           1.40%               1.78%
     (0.38)         10.79          8.78%         6,034         418%           1.40%               2.93%
     (0.03)         10.28          2.39%            61          93%           1.40%              66.92%
     (0.35)         10.35         (0.18%)       50,076          70%           1.90%               2.28%
     (0.32)         10.68          8.36%        17,821         418%           1.90%               3.58%
     (0.03)         10.16          1.90%           547          93%           1.90%              39.35%
     (0.35)         10.35         (0.09%)       18,468          70%           1.90%               2.29%
     (0.32)         10.67          8.25%         8,743         418%           1.90%               3.52%
     (0.03)         10.16          1.93%           165          93%           1.90%              33.68%
     (0.35)         10.36         (0.17%)       17,287          70%           1.90%               2.29%
     (0.32)         10.69          8.35%        11,698         418%           1.90%               3.68%
     (0.02)         10.17          1.94%           410          93%           1.90%              67.46%
   $(0.020)        $ 1.00          1.71%      $ 19,568         N/A            1.50%               1.66%
    (0.039)          1.00          3.94%         7,372         N/A            1.50%               2.42%
    (0.009)          1.00          0.92%           307         N/A            1.50%              31.53%
    (0.010)          1.00          1.45%        31,328         N/A            2.00%               2.16%
    (0.033)          1.00          3.39%        16,554         N/A            2.00%               2.89%
    (0.007)          1.00          0.75%           354         N/A            2.00%              37.83%
    (0.010)          1.00          1.46%        13,160         N/A            2.00%               2.16%
    (0.034)          1.00          3.42%         6,895         N/A            2.00%               3.07%
    (0.007)          1.00          0.71%           332         N/A            2.00%              24.34%
    (0.010)          1.00          1.46%        17,733         N/A            2.00%               2.17%
    (0.034)          1.00          3.42%        12,533         N/A            2.00%               3.18%
    (0.008)          1.00          0.77%           566         N/A            2.00%              39.71%


               Ratio of Net Investment
    Total         Income (Loss) to
Distributions  Average Net Assets(4)*
-------------  -----------------------
   $ (0.38)              5.15%
     (0.38)              4.76%
     (0.03)              4.42%
     (0.35)              4.61%
     (0.32)              4.23%
     (0.03)              4.13%
     (0.35)              4.66%
     (0.32)              4.27%
     (0.03)              4.32%
     (0.35)              4.71%
     (0.32)              4.25%
     (0.02)              3.94%
   $(0.020)              3.38%
    (0.039)              3.90%
    (0.009)              3.34%
    (0.010)              2.89%
    (0.033)              3.30%
    (0.007)              2.98%
    (0.010)              2.90%
    (0.034)              3.40%
    (0.007)              2.85%
    (0.010)              2.92%
    (0.034)              3.42%
    (0.008)              2.97%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Annualized for periods less than one year.
 * Represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
 ** Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

                   Certain Risk Factors and Investment Methods

             The following is a description of certain securities and investment methods that the Funds and Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Fund and Portfolio is described above under "Investment Programs of the Funds," and an investor should refer to that section to obtain information about each Fund and Portfolio. In general, whether a particular Fund or Portfolio may invest in a specific type of security or use an investment method is described above or in the Company's SAI under "Investment Programs of the Funds." As noted below, however, certain risk factors and investment methods apply to all or most of the Funds or Portfolios. Any reference to the "Funds" in the discussion below generally includes the Non-Feeder Funds and Portfolios.

DERIVATIVE INSTRUMENTS:

             To the extent permitted by the investment objectives and policies of a Fund, a Fund may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Fund may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

             There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Fund may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

             The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. Strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Fund to set aside assets to meet its obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired. There is no assurance that a Fund will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

             Options. Most of the Funds (except for the ASMT INVESCO Equity Income Portfolio, the ASAF Federated High Yield Bond Fund, and the ASMT JPM Money Market Portfolio) may engage in at least some types of options transactions. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

             A Fund will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

             Generally, the Funds will write call options only if they are covered (i.e., the Fund owns the security subject to the option or has the right to acquire it without additional cost). By writing a call option, a Fund assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Fund that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Fund will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Fund that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

             A Fund may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Fund may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

             Futures Contracts and Related Options. Each Fund (except the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF Neuberger Berman Mid-Cap Value Fund, the ASAF Lord Abbett Growth and Income Fund, the ASMT INVESCO Equity Income Portfolio, the ASAF Federated High Yield Bond Fund, and the ASMT JPM Money Market Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Fund may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

             An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

             Pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"), no Fund will:

             (i) purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Fund's net assets; and

             (ii) enter into any futures contracts if the aggregate amount of that Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

             Risks of Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Fund's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Fund against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Fund could be left in a less favorable position than if such strategies had not been used. A Fund's potential losses from the use of futures extends beyond its initial investment in such contracts.

             Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Fund differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

             Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

             Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Company's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments.

             American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

             Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

             Developing Countries. Although none of the Funds invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

             Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Fund's share price and the amounts it distributes to shareholders in dividends may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Fund may incur costs in connection with conversions between various currencies.

             While the introduction of a single  currency,  the euro, on January
1, 1999 for participating nations in the European Economic and Monetary Union generally occurred without significant market or operational disruption, the euro still presents certain political and economic uncertainties. These uncertainties may include political reaction against the euro in participating nations and operational difficulties as the result of the fact that some securities still pay dividends and interest in the old currencies. These uncertainties could cause market disruptions, and could adversely affect the value of securities held by the Funds.

             Foreign Currency Transactions. A Fund that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a fund may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Fund may enter into a forward contract when it wishes to "lock in" the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as "transaction hedging." In addition, when a Fund's Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Fund may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as "portfolio hedging." In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Fund will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in the related currency. The effect of entering into a forward contract on a Fund share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Fund's losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency's value moves in a direction not anticipated by the Sub-advisor.

COMMON AND PREFERRED STOCKS:

           Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Funds' investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Funds, including the Funds that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Company's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund's income, but also will increase the credit risk to which the Fund is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

             Lower-Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

             Bonds rated in the four highest ratings categories are frequently referred to as "investment grade." However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

             Mortgage-backed securities are securities representing interests in "pools" of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

             Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Fund find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

             Collateralized Mortgage Obligations (CMOs). CMOs are a type of mortgage-backed security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

             Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are mortgage-backed securities that have been divided into interest and principal components. "IOs" (interest only securities) receive the interest payments on the underlying mortgages while "POs" (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

             Asset-backed securities conceptually are similar to mortgage-backed securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage-backed securities.

CONVERTIBLE SECURITIES AND WARRANTS:

             Certain of the Funds may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

             Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

             The Funds (other than the ASAF Founders International Small Capitalization Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF Neuberger Berman Mid-Cap Growth Fund, Neuberger Berman Mid-Cap Value Fund, ASAF Oppenheimer Large-Cap Growth Fund, ASAF Lord Abbett Growth and Income Fund, and ASAF INVESCO Equity Income Fund) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. While the Funds will generally engage in such when-issued, delayed-delivery or forward commitment transactions with the intent of actually acquiring the securities, a Fund may sometimes sell such a security prior to the settlement date. The ASMT JPM Money Market Portfolio will not enter into these commitments if they would exceed 15% of the value of the Fund's total assets less its liabilities other than liabilities created by these commitments.

             Certain Funds may also sell securities on a delayed-delivery or forward commitment basis. If the Fund does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

             Subject to guidelines adopted by the Directors of the Company or Trustees of the Trust, each Fund may invest up to 15% of its net assets in illiquid securities (except for the ASMT JPM Money Market Portfolio, which is limited to 10% of its net assets, and the ASAF Oppenheimer Large-Cap Growth Fund, which is limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, a Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

             Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund's Sub-advisor under the guidelines adopted by the Directors of the Company. However, the liquidity of a Fund's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

             Each Fund (other than the ASAF Lord Abbett Growth and Income Fund) may enter into repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Fund's limit on illiquid securities.

             A Fund that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Fund is delayed or prevented from disposing of the collateral. A Fund also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

             The ASAF Neuberger Berman Mid-Cap Growth Fund will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

             Certain Funds (specifically, the ASAF AIM International Equity Fund, ASAF Janus Overseas Growth Fund, the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF Neuberger Berman Mid-Cap Value Fund, the ASAF Marsico Capital Growth Fund, the ASMT Janus Capital Growth Portfolio, the ASMT PIMCO Total Return Bond Portfolio, and the ASMT JPM Money Market Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Fund and, like borrowing money, may increase fluctuations in a Fund's share price. When entering into a reverse repurchase agreement, a Fund must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

             Each Fund may borrow money from banks. Each Fund's borrowings are limited so that immediately after such borrowing the value of the Fund's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test, such Fund must reduce such borrowings so as to meet the necessary test within three business days. Certain Funds (the ASAF Founders International Small Capitalization Fund, the ASAF AIM International Equity Fund, the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF Neuberger Berman Mid-Cap Value Fund and the ASMT JPM Money Market Portfolio) will not purchase securities when outstanding borrowings are greater than 5% of the Fund's total assets. If a Fund borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Fund may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Fund has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Nonetheless, lending securities involves certain risks, including the risk that the Fund will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

             The Company has made arrangements with certain money market mutual funds so that the Sub-advisors for the various Funds can "sweep" excess cash balances of the Fund to those funds for temporary investment purposes. In addition, certain Sub-advisors may invest Fund assets in money market funds that they advise or in other investment companies. Mutual funds pay their own operating expenses, and the Funds, as shareholders in the funds, will indirectly pay their proportionate share of such funds' expenses.

SHORT SALES "AGAINST THE BOX":


             While none of the Funds will make short sales generally, the ASAF AIM International Equity Fund, the ASAF Janus Overseas Growth Fund, the ASAF Janus Small-Cap Growth Fund, the ASAF Janus Capital Growth Fund, the ASAF MFS Growth with Income Fund and the ASAF American Century Strategic Balanced Fund may make short sales "against the box." A short sale against the box involves selling a security that the Fund owns, or has the right to obtain without additional cost, for delivery at a specified date in the future. A Fund may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Fund loses the opportunity to participate in the gain.


YEAR 2000 RISKS:

             Many services provided to the Company and its Funds by the Investment Manager, the Sub-advisors, and the Company's other service providers (collectively, the "Service Providers") rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various systems functions (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Company operations.

             The Service Providers recognize the importance of the Year 2000 Issue and have advised the Company that they are taking appropriate steps in preparation for the year 2000. At this time, there can be no assurance that the actions taken by the Service Providers, who are generally not affiliated with the Investment Manager, will be sufficient to avoid any adverse impact on the Funds, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Funds' investments or on global markets or economies generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Funds' foreign investments.


             The Investment Manager and the Company are seeking further assurances from the Service Providers that all of the systems they use in connection with the Funds will be adapted in time for the year 2000. The Investment Manager will continue to monitor the Year 2000 Issue in an effort to confirm appropriate preparation by the Service Providers, and is coordinating with the Service Providers to determine that contingency plans are in place in the event of any disruptions to the normal operations of the Company resulting from the Year 2000 Issue.

Mailing Address
P.O. Box 8012
Boston, MA 02266-8012

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
A I M Capital Management, Inc.
American Century Investment Management, Inc.
Bankers Trust Company
Federated Investment Counseling
Founders Asset Management LLC
INVESCO Funds Group, Inc.
Janus Capital Corporation
J.P. Morgan Investment Management Inc.
Lord, Abbett & Co.
Massachusetts Financial Services Company
Marsico Capital Management, LLC
Neuberger Berman Management Inc.
OppenheimerFunds, Inc.
Pacific Investment Management Company
Rowe Price-Fleming International, Inc.
T. Rowe Price Associates, Inc.

Distributor
American Skandia Marketing, Incorporated
One Corporate Drive
Shelton, CT 06484

Transfer and Dividend Paying Agent
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

Custodians
PNC Bank                                                The Chase Manhattan Bank
Airport Business Center, International Court 2          One Pierrepont Plaza
200 Stevens Drive                                        Brooklyn, NY 11201
Philadelphia, PA 19113

Administrator
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103


INVESTOR INFORMATION SERVICES:

             The Company provides 24-hour information services via a toll-free number on Fund yields and prices, dividends, account balances, and your latest transaction as well as the ability to request prospectuses, account and tax forms, and duplicate statements. In addition, telephone representatives are available during normal business hours to provide the information and services you need. Shareholder inquiries should be made by calling 1-800-SKANDIA or by writing to "American Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012. There may be a small charge for historical account information for prior years.

             Additional information about the Funds is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

             The information in Company filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Finally, information about the Company is available on the Commission's Internet site at http://www.sec.gov.



































Investment Company Act File No. 811-08085

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 1, 1999
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                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

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Table of Contents                                                                                                      Page

General Information........................................................................................................2
Investment Programs of the Funds...........................................................................................2


         ASAF Founders International Small Capitalization Fund.............................................................3
         ASAF T. Rowe Price International Equity Fund......................................................................11
         ASAF AIM International Equity Fund................................................................................20
         ASAF Janus Overseas Growth Fund...................................................................................26
         ASAF Janus Small-Cap Growth Fund..................................................................................29
         ASAF T. Rowe Price Small Company Value Fund.......................................................................33
         ASAF Neuberger Berman Mid-Cap Growth Fund.........................................................................41
         ASAF Neuberger Berman Mid-Cap Value Fund..........................................................................48
         ASAF Oppenheimer Large-Cap Growth Fund............................................................................55
         ASAF Marsico Capital Growth Fund..................................................................................57
         ASAF Janus Capital Growth Fund....................................................................................59
         ASAF Bankers Trust Managed Index 500 Fund.........................................................................62
         ASAF Lord Abbett Growth and Income Fund...........................................................................66
         ASAF MFS Growth with Income Fund..................................................................................67
         ASAF INVESCO Equity Income Fund...................................................................................77
         ASAF American Century Strategic Balanced Fund.....................................................................78
         ASAF Federated High Yield Bond Fund...............................................................................83
         ASAF Total Return Bond Fund.......................................................................................85
         ASAF JPM Money Market Fund........................................................................................98


Fundamental Investment Restrictions........................................................................................100
Certain Risk Factors and Investment Methods................................................................................101
Additional Performance Information.........................................................................................117
Management of the Company..................................................................................................122
Additional Information on the "Master Feeder" Fund Structure...............................................................125
Investment Advisory & Administration Services..............................................................................125
Fund Expenses..............................................................................................................134
Distribution Arrangements..................................................................................................136
Determination of Net Asset Value...........................................................................................139
Additional Information on the Purchase and Redemption of Shares............................................................140
Portfolio Transactions.....................................................................................................141
Additional Tax Considerations..............................................................................................143
Capital Stock of the Company & Principal Holders of Securities.............................................................146
Other Information..........................................................................................................149
Financial Statements.......................................................................................................150
Appendix...................................................................................................................A-1

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This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Company's current Prospectus, dated March 1, 1999. A copy of the Company's Prospectus may be obtained by writing to "American Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012 or by calling 1-800-SKANDIA.

                               GENERAL INFORMATION

     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company comprised of nineteen diversified investment portfolios (each a "Fund" and together the "Funds"). The Company was established as a Maryland corporation on March 5, 1997, and had no business history prior to the Fund's commencement of operations on July 28, 1997. Five of the Funds -- ASAF T. Rowe Price International Equity Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund and ASAF JPM Money Market Fund (each a "Feeder Fund" and together the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio (each a "Portfolio" and together the "Portfolios") of American Skandia Master Trust (the "Trust"), an open-end management investment company comprised of five diversified investment portfolios. Each Portfolio of the Trust invests in securities in accordance with an investment objective, investment policies and limitations identical to those of its corresponding Feeder Fund. This "master/feeder" fund structure differs from that of the other Funds of the Company and many other investment companies which directly invest and manage their own portfolio of securities. Those Funds of the Company which currently are not organized under a "master/feeder" fund structure (the "Non-Feeder Funds") retain the right to invest their assets in a corresponding Portfolio of the Trust in the future. For additional information regarding the "master/feeder" fund structure, see the Company's Prospectus under "Special Information on the 'Master Feeder' Fund Structure" and this SAI under "Additional Information on the `Master Feeder' Fund Structure."

     American Skandia Investment Services, Incorporated ("ASISI" or the "Investment Manager") acts as the investment manager for both the Non-Feeder Funds and the Portfolios. Currently, ASISI engages the following sub-advisors ("Sub-advisor(s)") for the investment management of each Non-Feeder Fund and
Portfolio: (a) ASAF Founders International Small Capitalization Fund: Founders Asset Management LLC; (b) ASMT T. Rowe Price International Equity Portfolio:
Rowe Price-Fleming International,  Inc.; (c) ASAF AIM International Equity Fund:
A I M Capital Management, Inc.; (d) ASAF Janus Overseas Growth Fund: Janus Capital Corporation; (e) ASAF Janus Small-Cap Growth Fund: Janus Capital Corporation; (f) ASAF T. Rowe Price Small Company Value Fund: T. Rowe Price Associates, Inc.; (g) ASAF Neuberger Berman Mid-Cap Growth Fund: Neuberger Berman Management Inc.; (h) ASAF Neuberger Berman Mid-Cap Value Fund: Neuberger Berman Management Inc.; (i) ASAF Oppenheimer Large-Cap Growth Fund:
OppenheimerFunds, Inc.; (j) ASAF Marsico Capital Growth Fund: Marsico Capital Management, LLC.; (k) ASMT Janus Capital Growth Portfolio: Janus Capital Corporation; (l) ASAF Bankers Trust Managed Index 500 Fund: Bankers Trust Company; (m) ASAF Lord Abbett Growth & Income Fund: Lord, Abbett & Co.; (n) ASAF MFS Growth with Income Fund: Massachusetts Financial Services Company; (o) ASMT INVESCO Equity Income Portfolio: INVESCO Funds Group, Inc.; (p) ASAF American Century Strategic Balanced Fund: American Century Investment Management, Inc.;
(q) ASAF Federated High Yield Bond Fund: Federated Investment Counseling; (r) ASMT PIMCO Total Return Bond Portfolio: Pacific Investment Management Company; and (s) ASMT JPM Money Market Portfolio: J.P. Morgan Investment Management Inc.

                        INVESTMENT PROGRAMS OF THE FUNDS

     The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of each Fund and Portfolio. The investment objective of each Fund or Portfolio and supplemental information regarding its investment policies are described below separately for each Fund or Portfolio.

         The  investment   objective  and,  unless  otherwise   specified,   the
investment policies and limitations of each Fund and Portfolio are not "fundamental" policies and may be changed by the Directors of the Company or the Trustees of the Trust, where applicable, without shareholder approval. Those investment policies specifically labeled as "fundamental," including those described in the "Fundamental Investment Restrictions" section of this SAI, may not be changed without shareholder approval. Fundamental investment policies of a Fund or Portfolio may be changed only with the approval of at least the lesser of (1) 67% or more of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Fund or Portfolio are represented, or (2) a majority of the outstanding shares of the Fund or Portfolio.

     Notwithstanding any other investment policy of a Fund, each Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. Those Funds which currently invest all of their investable assets in such a manner, the Feeder Funds, seek to meet their respective investment objectives by investing all of their investable assets in a corresponding Portfolio of the Trust, which in turn invests directly in a portfolio of securities in accordance with the investment objective, policies and limitations of its Feeder Fund. The investment objective, policies and limitations of each Feeder Fund are otherwise identical to those of its corresponding Portfolio. As such, the following discussion of the Feeder Funds, including references to the Directors of the Company, apply equally to the Funds' corresponding Portfolios and the Trustees of the Trust, respectively.


ASAF Founders International Small Capitalization Fund:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

     Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Fund may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Fund may purchase options on securities. The Fund may also purchase put and call options on stock indices.

     The Fund may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Fund's assets is invested in securities with respect to which options may be written. The extent of the Fund's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

     When the Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

     The Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

     Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

     A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Fund purchases put options on stock indices to protect the portfolio against decline in value. The Fund purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Fund. Any gain in the price of a call option is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Fund.

     The Fund may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Fund may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Fund.

     Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Fund may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this SAI, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Fund.

     One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Fund will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Futures Contracts. The Fund may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

     The Fund may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

     The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Fund's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

     Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Options on Futures Contracts. The Fund may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract to hedge the Fund against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risks Factors and Investment Methods."

     Options on Foreign Currencies. The Fund may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

     Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

     In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Forward Contracts for Purchase or Sale of Foreign Currencies. The Fund generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund generally will not enter into forward contracts with a term greater than one year. In this manner, the Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund will not speculate in forward contracts.

     Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Fund may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Fund's securities denominated in that currency. In addition, the Fund may engage in "proxy-hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Fund to deliver an amount of foreign currency or a proxy currency in excess of the value of its portfolio securities or other assets denominated in the currency being hedged. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities.

     At the consummation of a forward contract for delivery by the Fund of a foreign currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency.

     Dealings in forward contracts by the Fund will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. As discussed in the Company's Prospectus, the Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     The Directors of the Company have promulgated guidelines with respect to illiquid securities.

     Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities which, as disclosed in the Company's Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

     The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Fund's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

     Lower-Rated or Unrated Fixed-Income Securities. The Fund may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. For a description of securities ratings, see the Appendix to this SAI. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

     Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

     Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Fund's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Fund may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Fund does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     The Sub-advisor seeks to reduce the overall risks associated with the Fund's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Fund will achieve its investment objective.

     Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements with respect to money market instruments eligible for investment by the Fund with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Fund's limitation with respect to illiquid securities.

     The Fund has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Convertible Securities. The Fund may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

     Temporary Defensive Investments. Up to 100% of the assets of the Fund may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Fund also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). For more information on mortgage-related securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1........Invest  more  than 15% of the  market  value of its net  assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

     2........Purchase  securities  of  other  investment  companies  except  in compliance with the Investment Company Act of 1940;

     3........Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and, provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

     4........Sell securities short.

     In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Fund may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.


ASAF T. Rowe Price International Equity Fund:

Investment Objective: The investment objective of the Fund is to seek a total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

Investment Policies:

     The Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon its current assessment, the Sub-advisor believes long-term growth of capital may be achieved by investing in marketable securities of non-U.S. companies which have the potential for growth of capital. Of course, there can be no assurance that the Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Fund.

     The Fund's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Fund is subject to risks unique to international investing. Further, there is no assurance that the favorable trends discussed below will continue, and the Fund cannot guarantee it will achieve its objective.

     It is the present intention of the Sub-advisor to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Western Europe (for example, United Kingdom, Germany, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, and such other areas and countries as the Sub-advisor may determine from time to time.

     In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

     In analyzing companies for investment, the Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Fund invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

     The Fund will invest in securities denominated in currencies specified elsewhere herein.

     It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

     The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the Investment Company Act of 1940 discussed below. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

     Apart from the matters described herein, the Fund is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Fund as described in the Company's Prospectus and this SAI. It should be noted, however, that this situation could change at any time.

     The Fund may invest in companies located in Eastern Europe. The Fund will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

     Risk Factors of Foreign Investing. There are special risks in investing in the Fund. Certain of these risks are inherent in any international mutual fund; others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

     Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment policies will be successful, or that its investment objective will be attained. The Fund is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     The Fund may also invest in the following:

     Writing Covered Call Options. The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The Fund will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     Writing Covered Put Options. Although the Fund has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Fund, the Fund reserves the right to do so.

     The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

     The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

     Purchasing Put Options. The Fund may purchase American or European style put options. The Fund will not commit more than 5% of its total assets to premiums when purchasing put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

     The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     Purchasing Call Options. The Fund may purchase American or European style call options. The Fund will not commit more than 5% of its total assets to premiums when purchasing call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this SAI under "Certain Risk Factors and Investment Methods."

     The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

     Dealer Options. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to perform would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Futures Contracts:

     Transactions in Futures. The Fund may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"); however, the Fund has no current intention of entering into interest rate futures. The Fund, however, reserves the right to trade in financial futures of any kind.

     Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Fund, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities.

     Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Fund will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Regulatory Limitations. The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

     The Fund may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, or other liquid assets, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

     Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Fund and such other portfolios in a fair and non-discriminatory manner. See this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

     Additional Futures and Options Contracts. Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

     Foreign Futures and Options. The Fund is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Currency Transactions. The Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above and immediately below, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund will generally not enter into a forward contract with a term of greater than one year.

     At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For an additional discussion of certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

     Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss). The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

     Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

     Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange
contracts  on  currencies   is  qualifying   income  for  purposes  of  the  90%
requirement.

     As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Fund would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

     Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this SAI under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     Illiquid and Restricted Securities. The Fund may not invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, if as a result, they would comprise more than 15% of the value of the Fund's net assets.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Directors of the Company. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Notwithstanding the above, the Fund may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     The Directors of the Company have promulgated guidelines with respect to illiquid securities.

     Lending of Portfolio Securities. For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

     Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price Associates, Inc. The Fund has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Fund will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Cash Reserves. The Fund's cash reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1........Purchase  additional  securities when money borrowed exceeds 5% of the Fund's total assets;

     2........Invest in companies  for the purpose of  exercising  management or control;

     3........Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4........Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     5........Invest in puts,  calls,  straddles,  spreads,  or any  combination thereof, except to the extent permitted by the Company's Prospectus and this SAI;

     6........Purchase  securities  on margin,  except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts and other permissible investments;

     7........Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any security owned by the Fund as a security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

     8........Effect short sales of securities;

     9........Invest in warrants if, as a result  thereof,  more than 10% of the value of the total assets of the Fund would be invested in warrants except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market; or

     10.......Purchase a futures  contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net assets.

         In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive
Foreign Investment Companies. The Fund is subject to certain percentage limitations under the Investment Company Act of 1940 relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities.


ASAF AIM INTERNATIONAL EQUITY FUND:

Investment Objective: The investment objective of the Fund is to seek long-term capital growth by investing in a diversified portfolio of international equity securities the issuers of which are considered by the Sub-advisor to have strong earnings momentum.

Investment Policies:

         In managing the Fund,  the  Sub-advisor  seeks to apply to the Fund the same investment strategy that it applies to several of its other managed portfolios that have similar investment objectives but that invest primarily in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by the Sub-advisor. The Sub-advisor reviews carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is anticipated that common stocks will be the principal form of investment of the Fund. The Fund is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which the Sub-advisor considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies, which the Sub-advisor believes are currently enjoying a dramatic increase in earnings.

         If a particular foreign company meets the quantitative standards determined by the Sub-advisor, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, the Sub-advisor will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

         The Sub-advisor recognizes that often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by the Fund in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. In addition, the value of the Fund's investments that are denominated in a foreign currency may be affected by changes in currency exchange rates. For these and other reasons, the Sub-advisor from time to time may encounter greater difficulty applying its disciplined stock selection strategy to an international equity investment portfolio than to a portfolio of domestic equity securities.

         Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

         Under normal market conditions the Fund will invest at least 70% of its total assets in marketable equity securities, including common stock, preferred stock, and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies that are listed on a recognized foreign securities exchange or traded on a foreign over-the-counter market. The Fund may also satisfy the foregoing requirement in part by investing in the securities of foreign issuers in the form of ADRs, EDRs, or other securities representing underlying securities of foreign issuers. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.

         Under normal market conditions, the Fund intends to invest in a diversified portfolio that includes companies located in at least four countries outside of the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe (such as Germany, France, Switzerland, the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan, Hong Kong and Australia), but the Portfolio may also invest in the securities of companies located in developing countries (such as Turkey, Malaysia and Mexico) in various regions of the world. The risks of investment in the equity markets of developing countries are described in more detail immediately below and in this Statement under "Certain Risk Factors and Investment Methods."

         Real Estate Investment Trusts ("REITs"). The Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 5% of the total assets of the Fund.

         REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular types of projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Fund invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, environmental liability risks, risks related to general and local economic conditions, adverse change in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility that the REIT will fail to maintain its exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities of REITs held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         Repurchase Agreements and Reverse Repurchase Agreements. The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is collateralized by the security acquired by the Fund and the value of the acquired security is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience losses, including possible reduced levels of income and lack of access to income during this period.

         The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. The Fund may enter into reverse repurchase agreements in amounts not exceeding 10% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. This risk could cause a reduction in the net asset value of the Fund's shares.

         Additional   information   about  repurchase  and  reverse   repurchase
agreements and their risks are included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio Securities. While securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has the right to call its loans and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time that coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Additional information about the lending of portfolio securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings. The Fund may borrow money to a limited extent from banks for temporary or emergency purposes subject to the limitations under the 1940 Act. In addition, the Fund does not intend to engage in leverage; therefore, consistent with current interpretations of the SEC, the Fund will not purchase additional securities while borrowings from banks exceed 5% of the Fund's total assets. Additional information about borrowing is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities Issued on a When-Issued or Delayed-Delivery Basis. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed-delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery-securities are fixed at the time the buyer enters into the commitment. If the Fund purchases a when-issued security or enters into a delayed-delivery agreement, the Fund's custodian bank will segregate cash or other liquid assets in an amount at least equal to the when-issued commitment or delayed-delivery agreement commitment. Additional information about when-issued and delayed-delivery transactions and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales "Against the Box." As described in the Trust's Prospectus, the Fund may from time to time make short sales against the box. To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Because the Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short, the Fund will normally close out a short position covered by convertible securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering the convertible securities that it already holds.

         The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales. In no event may more than 10% of the value of the Fund's total assets be deposited or pledged as collateral for short sales at any time.

         Rule 144A Securities. The Fund may purchase privately placed securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in securities that have not been registered under the 1933 Act. The Sub-advisor, under guidelines adopted by the Trust's Board of
Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. The determination of whether a
Rule 144A security is liquid is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor will consider, as it deems appropriate under the circumstances, the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Sub-advisor and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Additional information about illiquid and Rule 144A securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund normally invests primarily in foreign securities, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent the Fund invests in securities denominated in foreign currencies, the Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. The Fund's investments in securities denominated in foreign currencies generally will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies that generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market.

         Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail risks that are greater than those associated with domestic investments. The risks of investing in foreign securities are discussed in detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Investment by the Fund in ADRs, EDRs and similar securities also may entail some or all or these risks. The Sub-advisor seeks to mitigate the risks associated with foreign investment through diversification and active professional management.

     Developing Countries. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the developed European countries (primarily in Western Europe), the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore. The characteristics of markets can change over time. Currently, the Sub-advisor believes that investing in many emerging markets is not desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As desirable opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests.

         Many of the risks relating to foreign securities generally will be greater for emerging markets than for developed countries. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets for certain developing markets. Economies in emerging markets generally are heavily dependent upon international trade and accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade. There also may be a lower level of securities market monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.

         In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets are often higher than the costs of investing in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from its inability to recover from a counterparty.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

         Portfolio Turnover. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, regardless of the holding period of that security. Additional information about portfolio turnover is included in this Statement under "Portfolio Transactions" and the Trust's Prospectus under "Portfolio Turnover."

         Options, Futures and Currency Strategies. The Fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General Risks of Options, Futures and Currency Strategies. The use by the Fund of options, futures contracts and forward currency contracts involves special considerations and risks. For example, there might be imperfect correlation, or even no correlation, between the price movements or an instrument (such as an option contract) and the price movements of the investments being hedged. In these circumstances, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

          The Fund will not enter into a hedging transaction if the Sub-advisor determines that the cost of hedging will exceed the potential benefit to the Fund.

         Additional information on these instruments is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods." Certain risks pertaining to particular strategies are described in the sections that follow.

                  Cover. Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  Writing Call Options. The Fund may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options. The Fund may write (sell) put options on securities, futures contracts, forward contracts, indices and currencies. The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

                  Purchasing Put Options. The Fund may purchase put options on securities, futures contracts, forward contracts, indices and currencies. The Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

                  Purchasing Call Options. The Fund may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which would guarantee performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

                  Index Options. The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

                  Limitations on Options. The Fund will not write options it, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

                  Interest Rate, Currency and Stock Index Futures Contracts. The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") and options on Futures as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or deliver a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC").

         The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the Fund were unable to liquidate a Future or an option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional information on Futures, options on Futures, and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Forward Contracts. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional information on forward contracts and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Investment Companies. The Fund may invest in other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the ASAF AIM International Equity Fund. This limitation is not a "fundamental" restriction, and may be changed by the Trustees without shareholder approval. The Fund will not:

     1. Make investments for the purpose of gaining control of a company's management.


ASAF JANUS OVERSEAS GROWTH FUND:

     Investment Objective: The investment objective of the ASAF Janus Overseas Growth Fund is to seek long-term growth of capital.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging). The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Fund. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Illiquid  Investments.   Subject  to  guidelines   promulgated  by  the
Directors of the Company, the Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Sub-advisor will make liquidity determinations with respect to the Fund's securities, including Rule 144A Securities and commercial paper. Under the guidelines established by the Directors, the Sub-advisor will consider, among others, the following factors in determining whether a Rule 144A Security is liquid: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-advisor will consider, among other factors, whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by an NRSRO.

         Zero-Coupon, Pay-In-Kind and Step Coupon Securities. The Fund may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities. For a discussion of zero-coupon debt securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Pass-Through Securities. The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. For an additional discussion of pass-through securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. The Fund will enter into such agreements only to provide cash to satisfy unusually heavy redemption requests and for other temporary or emergency purposes, rather than to obtain cash to make additional investments. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund and other funds advised or sub-advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of reverse repurchase agreements and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Other  Income-Producing   Securities.   Other  types  of  income  producing
securities that the Fund may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

                  Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval:

         1. The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         2. The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         3. The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         4. The Fund does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.

         5. The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6. The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Sub-advisor acting pursuant to authority delegated by the Directors of the Company, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

         7. The Fund may not invest in companies for the purpose of exercising control of management.


ASAF JANUS SMALL-CAP GROWTH FUND:

Investment Objective: As stated in the Prospectus, the Fund's investment objective is capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments therefore will be incidental to the Fund's objective.

Investment Policies:

         Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Directors have authorized the Sub-advisor to make liquidity determinations with respect to certain securities, including Rule 144A Securities and commercial paper purchased by the Fund. Under the guidelines established by the Directors, the Sub-advisor will consider, among other factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; and 5) any rating of the security by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In the case of commercial paper, the Sub-advisor will also determine that the paper is not traded flat or in default as to principal and interest. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not considered an illiquid security.

         Investment Company Securities. From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor. Under such order, the Fund will limit its aggregate investment in a money market fund managed by the Sub-adviser to the greater of
(i) 5% of its total assets or (ii) $2.5 million, although the Company's Board of Directors may increase this limit up to 25% of the Company's total assets.

         Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are described in the Company's Prospectus under "Certain Risk Factors and Investment Methods." Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Income-Producing Securities. Types of income producing securities that the Fund may purchase include, but are not limited to, (i) variable and floating rate obligations, which are securities having interest rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate, (ii) standby commitments, which are instruments similar to puts that give the holder the option to obligate a broker, dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds, which are securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio. The Fund may also invest in inverse floaters, which are debt instruments the interest on which varies in an inverse relationship to the interest rate on another security. For example, certain inverse floaters pay interest at a rate that varies inversely to prevailing short-term interest rates. Some inverse floaters have an interest rate reset mechanism that multiplies the effects of changes in an underlying index. Such a mechanism may increase fluctuations in the security's market value. The Fund will not invest more than 5% of its assets in inverse floaters.

         High-Yield/High-Risk Securities. The Fund intends to invest less than 35% of its net assets in debt securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

         The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-advisor may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Sub-advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit unless the portfolio managers deem such securities to be the equivalent of investment grade securities.

         The Fund may purchase defaulted securities subject to the above limits, but only when the Sub-advisor believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-advisor's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

                  Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about their condition. The market prices of securities of such issuers also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which the Sub-advisor expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the Sub-advisor believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

         Repurchase and Reverse Repurchase Agreements. The Fund may enter into repurchase agreements. While it is not possible to eliminate all risks from repurchase agreement transactions, the Fund will limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-advisor under guidelines established by the Board of Directors of the Company.

         The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills or notes. The Fund will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested
proceeds  is  less  than  the  expense  of  the  reverse  repurchase   agreement
transaction. This technique may also have a leveraging effect on the Fund, although the requirement for the Fund to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund and other funds advised or sub-advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account.

         For an additional discussion of repurchase agreements and reverse repurchase agreements and their risks, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Forward Contracts. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices, and foreign currencies, and forward contracts. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the Fund's total assets. The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities, and on indices based on the types of securities, in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option purchased or written by the Fund in a negotiated transaction is illiquid, the value of the option purchased or the amount of the Fund's obligations under an option it has written, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain of their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. The Fund bears the risk of loss of any payments it is contractually obligated to make in connection with interest rate swaps. In addition, if the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Janus Small-Cap Growth Fund. These limitations are not "fundamental" restrictions, and may be changed by the Directors without shareholder approval.

         1. The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2. The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3. The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

         4. The Fund may not invest in companies for the purpose of exercising control of management.


ASAF T. Rowe Price Small Company Value Fund:

     Investment Objective: The investment objective of the Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although primarily all of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities and preferred stocks. The fixed-income securities in which the Fund may invest include, but are not limited to, those described below. See this SAI under "Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Fund may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Lower-Rated Debt Securities. The Fund's investment program permits it to purchase below investment grade securities, commonly referred to as "junk bonds." The Fund will not purchase a junk bond if immediately after such purchase the Fund would have more than 5% of its total assets invested in such securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

         After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Sub-advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company's Prospectus.

         Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on the Sub-advisor's credit analysis than would be the case if the Fund was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Call Options. The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund.

         The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

         The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.
This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this SAI under "Certain Risk Factors and Investment Methods."

         The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this SAI under "Certain Risk Factors and Investment Methods."

         Futures Contracts:

                  Transactions in Futures. The Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"). The Fund may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

                  Stock index futures contracts may be used to attempt to hedge a portion of the Fund, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's securities.

                  Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

                  The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

                  Regulatory Limitations. The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

                  The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Directors of the Company without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

                  In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets as cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Fund and such other portfolios managed by the Sub-advisor in a fair and non-discriminatory manner. See this SAI and Company's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Fund is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         The Fund may enter into forward contracts for any other purpose consistent with the Fund's investment objective and policies. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid assets and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

         At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as entirely as ordinary income or loss). The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange
contracts  on  currencies   is  qualifying   income  for  purposes  of  the  90%
requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Fund would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments). Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines adopted by the Directors of the Company, the Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by the Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.

     Warrants. The Fund may acquire warrants. For a discussion of certain risks involved therein, see this SAI under "Certain Risk Factor and Investment Methods."


         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.


         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Fund has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Fund will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

     Money Market Securities. The Fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

     4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

     7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

     8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI;

     9.   Effect short sales of securities; or

     10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.


ASAF Neuberger Berman Mid-Cap Growth Fund:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a Federal Reserve member bank or a securities dealer deemed creditworthy by the Sub-advisor under procedures established by the Board of Directors of the Company. The bank or securities dealer agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven business days are considered to be illiquid securities; the Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, and any other collateral for the repurchase agreement at all times equals or exceeds the repurchase price under the agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by the custodian or a bank acting as the Fund's agent.

         Securities Loans. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by the Sub-advisor. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of reducing the Fund's liquidity. The Sub-advisor, acting under guidelines established by the Board of Directors of the Company, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities, excluding Rule 144A securities deemed liquid by the Sub-advisor, are considered illiquid, and will be subject to the Fund's 15% limit on investments in illiquid securities. Foreign securities that are freely tradable in their principal markets are not considered by the Fund to be illiquid. Illiquid securities for which no market exists are priced by a method that the Directors believe accurately reflects fair value.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Fund's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call Options. The Fund may write covered call options on securities it owns. Generally, the purpose of writing those options is to reduce the effect of price fluctuations of securities held by the Fund on the Fund's net asset value. Securities on which call options may be written by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. The Fund writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Fund originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Fund may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         For an additional discussion of options and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments, quasi-governments and foreign banks) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Fund's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) warrants, (4) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (5) obligations of other corporations, and
(6) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this SAI and in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Fund may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Fund may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Fund may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund may also use forward contracts for non-hedging purposes.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Fund's securities denominated in such foreign currency.

         The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies. The Fund may also purchase and sell forward contracts for non-hedging purposes when the Sub-advisor anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

         When the Fund engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies, the Fund will either cover its position or establish a segregated account. The Fund will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Fund will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Fund's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Fund are denominated rises, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases sufficiently, the Fund will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Fund could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Options on foreign currencies may be traded on U.S. or foreign exchanges, or over-the-counter. Options on foreign currencies that are traded on the OTC market involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this SAI under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Fund will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred Stock. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Fund may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed income securities held by the Fund deteriorates so that they no longer would be eligible for purchase by the Fund, the Fund will engage in an orderly disposition of the securities to the extent necessary to ensure that the Fund's holding of such securities will not exceed 5% of its net assets.

         Convertible Securities. The Fund may invest in convertible securities of any quality. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Fund's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Banking and Savings Institution Securities. The Fund may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Neuberger Berman Mid-Cap Growth Fund. These limitations are not fundamental restrictions and can be changed without shareholder approval.

         1. The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

         3. The Fund may not purchase securities on margin from brokers, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

         5. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.


ASAF Neuberger Berman Mid-Cap Value Fund:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a Federal Reserve member bank or a securities dealer deemed creditworthy by the Sub-advisor under procedures established by the Board of Directors of the Company. The bank or securities dealer agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven business days are considered to be illiquid securities; the Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, and any other collateral for the repurchase agreement at all times equals or exceeds the repurchase price under the agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by the custodian or a bank acting as the Fund's agent.

         Securities Loans. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by the Sub-advisor. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of reducing the Fund's liquidity. The Sub-advisor, acting under guidelines established by the Board of Directors of the Company, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities, excluding Rule 144A securities deemed liquid by the Sub-advisor, are considered illiquid, and will be subject to the Fund's 15% limit on investments in illiquid securities. Foreign securities that are freely tradable in their principal markets are not considered by the Fund to be illiquid. Illiquid securities for which no market exists are priced by a method that the Directors believe accurately reflects fair value.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Fund's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call Options. The Fund may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase call options in related closing transactions. Generally, the purpose of writing these options is to reduce the effect of price fluctuations of securities held by the Fund on the Fund's net asset value. Securities on which call options may be written by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. The Fund writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Fund originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Fund may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional discussion of options and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments and quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Fund's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (4) obligations of other corporations, and (5) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. The Fund may invest in lower-rated foreign debt securities subject to the Fund's 15% limitation on lower-rated debt securities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this SAI and in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Fund may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Fund may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Fund may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Fund's net assets.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Fund's securities denominated in such foreign currency. The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Fund engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies, the Fund will either cover its position or establish a segregated account. The Fund will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Fund will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Fund's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Fund are denominated rises, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases sufficiently, the Fund will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Fund could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this SAI under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Fund will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred Stock. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Fund may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities"). In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible Securities. The Fund may invest in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Fund's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Zero Coupon Securities. The Fund may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest. Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. For a discussion of potential tax consequences of investing in zero coupon securities, see this SAI under "Additional Tax Considerations."

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Neuberger Berman Mid-Cap Value Fund. These limitations are not fundamental restrictions, and can be changed without shareholder approval.

         1. The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

         3. The Fund may not purchase securities on margin from brokers, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

         5. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

         6. The Fund may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.


ASAF OPPENHEIMER LARGE-CAP GROWTH FUND:

     Investment Objective: The investment objective of the Fund is to seek capital appreciation. The Fund does not invest to seek current income.

Investment Policies:

         In selecting securities for the Fund, the Sub-advisor evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of securities for the Fund, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Sub-advisor believes that the lack of yield might adversely affect appreciation possibilities.

         The portion of the Fund's assets allocated to securities and methods selected for capital appreciation will depend upon the judgment of the Sub-advisor as to the future movement of the equity securities markets. If the Sub-advisor believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth.

     Foreign Securities. The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities and in securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt and equity securities identified in the Prospectus.

         Foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets, as well as American Depository Receipts that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets. However, American Depository Receipts are not subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

          Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. From time to time, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. For an additional discussion of foreign investing and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid and Restricted Securities. The Fund may invest in illiquid and restricted securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those puts exercisable within seven days. Under the guidelines established by the Company's Board of Directors, the Sub-advisor determines the liquidity of certain of the Fund's investments. The Sub-advisor monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.

         The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Directors of the Company or by the Sub-advisor under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be considered illiquid. For an additional discussion of illiquid and restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus under "Certain Risk Factors and Investment Methods." Repurchase transactions are not considered "loans" for the purpose of the Fund's limit on the percentage of its assets that can be loaned. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders', administrative or other fees the Fund pays in connection with the loan. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities, generally within the customary settlement period, in time to vote on any important matter. For an additional discussion of securities lending and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of Fund securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, which must meet credit requirements set forth in guidelines established by the Company's Board of Directors. Repurchase agreements are similar to loans collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Sub-advisor will continuously monitor the collateral's value. For an additional discussion of repurchase agreements and certain risks and regulatory limits involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Hedging with Futures Contracts. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to protect unrealized gains on portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund may sell financial futures. When hedging to establish a position in the equities market as a temporary substitute for the purchase of individual equity securities, the Fund may buy futures. Normally, the Fund may thereafter purchase the equity securities and terminate the hedging position.

         The Fund's strategy of hedging with futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

         The Fund may buy and sell futures contracts related to financial indices, including stock indices. Financial indices cannot be purchased or sold directly. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. For an additional discussion on futures, including certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory Aspects of Futures. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options on futures established by the Commodity Futures Trading Commission ("CFTC"). In addition, due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Fund purchases a stock index future, the Fund will identify on the Company's records, liquid assets in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it. For an additional discussion on the regulatory aspects of hedging instruments, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Risks of Hedging with Futures. Selling futures to attempt to protect against declines in the values of the portfolio's securities involves the risk that the prices of the futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the applicable index.

         If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying futures, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased. For an additional discussion of hedging instruments, including certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the ASAF Oppenheimer Large-Cap Growth Fund. This limitation is not a "fundamental" restriction and may be changed by the Directors without shareholder approval.

         The Fund will not invest in interests in oil, gas, or other mineral exploration or development programs.


ASAF Marsico Capital Growth Fund:

Investment Objective: The investment objective of the Fund is to seek capital growth. Realization of income is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies and forward contracts. The Fund will not use futures contracts and options for leveraging purposes. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund. The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and on indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that the Fund contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Directors of the Company, the Fund may enter into repurchase agreements. The Fund may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Securities. High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"). The Fund will not invest more than 5% of its total assets in high-yield/high risk and mortgage- and asset-backed securities.

         The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. The Fund will not purchase debt securities rated below "CCC-" by Standard & Poor's or "Caa" by Moody's. The Fund may also purchase unrated bonds of foreign and domestic issuers. For an additional discussion of high-yield/high-risk and mortgage- and asset-backed securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon, Pay-in-Kind, and Step Coupon Bonds. The Fund may purchase zero coupon, pay-in-kind, and step coupon bonds. Zero coupon bonds are debt securities that do not pay periodic interest, but are issued at a discount from their face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind bonds normally give the issuer the option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Step coupon bonds begin to pay coupon interest, or pay an increased rate of interest, at some time after they are issued. The discount at which step coupon bonds trade depends on the time remaining until cash payments begin, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market value of zero coupon, pay-in-kind and step coupon bonds generally will fluctuate more in response to changes in interest rates than will conventional interest-paying securities with comparable maturities. For an additional discussion of zero coupon securities, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the ASAF Marsico Capital Growth Fund. These limitations are not "fundamental" restrictions, and may be changed by the Directors without shareholder approval.

         1. The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2. The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3. The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

         4. The Fund does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

         5. The Fund may not invest in companies for the purpose of exercising control or management.


ASAF Janus CAPITAL Growth Fund:

Investment Objective: The investment objective of the Fund is to seek growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

         Corporate Bonds and Debentures. The Fund may purchase corporate bonds and debentures, including bonds rated below investment grade. The Fund will not invest more than 35% of its net assets in bonds rated below investment grade. For a discussion of lower rated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging). The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these transactions as a speculative investments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that the Fund contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements. The Fund may also enter into reverse repurchase agreements. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund and other funds advised or sub-advised by the Sub-Advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Other  Income-Producing   Securities.   Other  types  of  income  producing
securities that the Fund may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

                  Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" investment restrictions and may be changed by the Directors of the Company without shareholder approval.
The Fund will not:

         1. Purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Directors of the Company, the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

         2. Enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Fund's net assets;

         3. Enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

         4. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

         5. Mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts;

     6. Invest in companies for the purpose of exercising management or control;

         7. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940; or

         8. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments.


ASAF BANKERS TRUST MANAGED INDEX 500 FUND:

Investment Objective: The investment objective of the AST Bankers Trust Managed Index 500 Fund is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index") through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a diversified fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired.

         The Sub-advisor will not purchase the stock of its parent company, Bankers Trust New York Corporation, which is included in the S&P 500.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities. Restricted or other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         Specifically, the Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Sub-advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Subject to guidelines promulgated by the Board of Directors of the Company, the Sub-advisor will monitor the liquidity of Rule 144A securities in the Fund's portfolio. In reaching liquidity decisions, the Sub-advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Short-Term Instruments. When the Fund experiences large cash inflows or anticipates substantial redemption requests, the Fund may hold short-term investments for a limited time pending the purchase of equity securities. The Fund's short-term instruments may consist of: (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Government securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

         When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value of such securities in determining its net asset value each day thereafter and, if applicable, calculate the maturity for the purposes of average maturity from the commitment date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with its custodian a segregated account consisting of cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Equity Investments. The Fund may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes (such as meeting larger than anticipated redemption requests) and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

         Warrants. Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities.

         Convertible Securities. Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

         Futures Contracts. The Fund may enter into securities index futures contracts. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. These investments will be made by the Fund solely for hedging purposes. Such investments will be made only if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, because each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Because transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition, futures contracts entail other risks. Nonetheless, the Sub-advisor believes that use of such contracts in certain circumstances will benefit the Fund. For an additional discussion of futures contracts and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Fund may use stock index futures on a continual basis to "equitize" cash so that the Fund may maintain 100% equity exposure. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

         A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. In anticipation of a decline in interest rates, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the value of the securities held by the Portfolio is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on Securities Indices. The Fund may purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities indices entail certain risks. The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Portfolio generally will only purchase or write such an option if the Sub-adviser believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Sub-adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional discussion of options and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.  Purchase  securities  of  other  investment   companies  except  in
compliance with the 1940 Act; or

         4. Invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Directors.


ASAF LORD ABBETT GROWTH AND INCOME FUND:

     Investment Objective: The investment objective of the Fund is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Investment Policies:

         Covered Call Options. The Fund may write covered call options which are traded on a national securities exchange with respect to its securities in an attempt to increase income and to provide greater flexibility in the disposition of securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Sub-advisor does not intend to have the Fund write covered call options with respect to securities with an aggregate market value of more than 10% of the Fund's gross assets at the time an option is written. For an additional discussion of call options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Lending Portfolio Securities. The Fund may engage in the lending of its securities. It is expected that no more that 5% of the Fund's gross assets will be committed to securities lending. For a discussion of the Fund's limitations on lending, see this SAI under "Fundamental Investment Restrictions."

         Illiquid Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may invest in illiquid securities. Investments in illiquid securities are limited to a maximum of 15% of Fund net assets. Illiquid securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Sub-advisor under the supervision of the Directors of the Company. Examples of factors which the Sub-advisor may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). For a discussion of illiquid and restricted securities and certain risks involved therein see the Company's Prospectus under "Certain Risk Factors and Investment Methods."


ASAF MFS GROWTH WITH INCOME FUND:

     Investment Objective: The investment objective of the Fund is to seek to provide reasonable current income and long-term capital growth and income.

Investment Policies:

         Corporate Debt Securities. The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable and Floating Rate Obligations. The Fund may invest in floating or variable rate securities. Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount of the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. The Fund may invest in zero coupon bonds, deferred bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations, which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds do provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations, which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations, which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

         Equity  Securities.  The  Fund  may  invest  in  all  types  of  equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign Securities. The Fund may invest in dollar-denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. For a discussion of the risks involved in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depository Receipts. The Fund may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts. ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S.
securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     Emerging Markets. The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

         Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

         Foreign currencies. Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's et asset value.

         Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity; Trading Volume; Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. If market prices are not readily available, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding. Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Sub-adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward Contracts. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes).

         The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgement of the Sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Sub-adviser believes that its value will decline relative to the dollar.

         For an additional discussion of Forward Contracts see this SAI and the Company Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Fund may purchase and sell futures contracts ("Future Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment in Other Investment Companies. The Fund may invest other investment companies, including both open-end and closed-end companies. Investments in closed-end investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     Options. The Fund may invest in the following types of options, which involves the risks described below under the caption "Special Risk Factors."

         Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures Contracts. The Fund may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures Contracts that are written or purchased by the Fund on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, an, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (I) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or
(c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written if where the exercise price of the put held (ii) is less than the exercise price of the put written of the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     Options on Securities. The Fund may write (sell) covered put and call options, and purchase put and call options, on securities.

         A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.
The Fund may also purchase options for hedging purposes or to increase its return.

         The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock Indices. The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund own liquid and unencumbered assets equal to the difference. If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

         For an additional discussion of options, see this SAI under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect Correlation of Hedging Instruments with the Fund's Portfolio. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund' portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

         In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging Transactions. The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund' ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential Bankruptcy of a Clearinghouse or Broker. When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.) Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

         Risks of Options on Futures Contracts. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions.

         Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Repurchase Agreements. The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System or recognized primary U.S. Government securities dealers which the Sub-adviser has determined to be creditworthy. The securities that the Fund purchases and holds through its agent are U.S. Government securities. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase price may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

         The Fund only enters into repurchase agreements after the Sub-adviser has determined that the seller is creditworthy, and the Sub-adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon amount of collateral.

         For an additional discussion of repurchase agreements, see the Company Prospectus under "Certain Risk Factors and Investment Methods."

         Restricted Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933 ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) paper"). The Board of Directors has delegated to the Sub-adviser the daily function of determining and monitoring the liquidity of Rule 144A securities and Section 4(2) paper. The Board, however, retains oversight of the liquidity and availability of information. Subject the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. In addition, the Fund might have to sell these securities at less than fair value. Market quotations for these securities will be less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities. Additional information about restricted securities and their risks is included in the Company's prospectus under "Certain Risk factors and Investment Methods."

         Short Sales Against The Box. The Fund may make short sales "against the box." If the Fund enters into a short sales against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. For further information about this practice, please refer to the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Short Term Instruments. The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary Defensive Positions. During periods of unusual market conditions when the Sub-adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants. The Fund may invest in warrants. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations, in absolute terms. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Additional information regarding warrants is included in this SAI and the Company's Prospectus under "Certain Risk factors and Investment Methods."

         "When-Issued" Securities. The Fund may purchase securities on a "when-issued," "forward commitment," or "delayed delivery" basis. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. While awaiting delivery of securities purchased on such basis, the Fund will identify liquid and unencumbered assets equal to its forward delivery commitment. For more information about when-issued securities, please see this SAI under "Certain Risk Factors and Investment Methods."


ASAF INVESCO Equity Income Fund:

     Investment Objective: The investment objective of the Fund is to seek high current income while following sound investment practices.

Investment Policies:

         The Fund will pursue its objective by investing its assets in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund invests in common stocks, as well as convertible bonds and preferred stocks.

         In pursuing its investment objective, the Fund normally invests at least 65% of its total assets in dividend paying common stocks. Up to 10% of the Fund's assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income producing securities, such as corporate bonds. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Fund will lose the premium it pays to acquire warrants if the Fund does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.

         Debt Securities. The debt securities in which the Fund invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Fund's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Fund's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities. For an additional discussion of certain risks involved in lower-rated or unrated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. As discussed in the Company's Prospectus, the Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held by the Fund's Custodian Bank until repurchased. For an additional discussion of repurchase agreements and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to repurchase agreements.

         Lending Portfolio Securities. The Fund may lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940 and the Rules of the Securities and Exchange Commission thereunder.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Invest in companies for the purpose of exercising management or control;

     2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     3. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

     4.   Effect short sales of securities; or

     5. Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation.


ASAF AMERICAN CENTURY STRATEGIC BALANED FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

         In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. However, the Sub-advisor may invest the assets of the Fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues. The Sub-advisor may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Fund's investment objectives.

         The Sub-advisor will invest approximately 60% of the Fund in common stocks and the balance in fixed income securities. Common stock investments are described above. The fixed income assets will be invested primarily in investment grade securities. The Fund may invest up to 10% of its fixed income assets in high yield securities. There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of the Fund may be invested. The Fund may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. For purposes of determining the weighted average maturity of the fixed income portion of the Fund, the Sub-advisor will use weighted average life as the measure of maturity for all mortgage-backed and asset-backed securities. It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts. The Fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Fund expects to use forward contracts under two circumstances: (1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency, the Fund would be able to enter into a forward contract to do so ("transaction hedging"); (2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Fund's securities either denominated in, or whose value is tied to, such foreign currency ("portfolio hedging"). It is anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

         As to transactional hedging, when the Fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under portfolio hedging, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. At any given time, no more than 10% of the Fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Fund 's best interests may be served.

         Generally, the Fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of the Fund's securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver. For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."


         Futures and Related Options. The Fund may enter into futures contracts, options or options on futures contracts. The Fund may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to:

     - protect against a decline in market value of the Fund's securities (taking a short futures position), or

     - protect against the risk of an increase in market value for securities in which the Fund generally invests at a time when the Fund is not fully-invested (taking a long futures position), or

     - provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.


Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure. Unlike when the Fund purchases securities, no purchase price for the underlying securities is paid by the Fund at the time it purchases a futures contract. When a futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the Fund's custodian for the benefit of the FCM in the event of any default by the Fund in the payment of any future obligations.

         The value of a futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain is generally entitled to receive all or a portion of this amount.

         The Fund maintains from time to time a percentage of its assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the Fund's investment objectives. The Fund may enter into index futures contracts as an efficient means to expose the Fund's cash position to the domestic equity market. The Sub-advisor believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

         The principal risks generally associated with the use of futures include: (i) the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk); (ii) the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter-party risk); (iii) the risk that the securities to which the futures contract relates may go down in value (market risk); and (iv) adverse price movements in the underlying securities can result in losses substantially greater than the value of the Fund's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the Fund may not purchase leveraged futures, so there is no leverage risk involved in the Fund's use of futures.

         A liquid secondary market is necessary to close out a contract. The Fund may seek to manage liquidity risk by investing in exchange-traded futures. Exchange-traded futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

         Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

         The Fund manages counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Sub-advisor will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the Fund does business.

         Portfolio Securities Lending. In order to realize additional income, the Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy by the Sub-advisor. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on three days' notice, including the right to call the loan to enable the Fund to vote the securities. Such loans may not exceed one-third of the Fund's total assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the Fund (without offset for realized capital gains).

         Investments in Companies with Limited Operating History. The Fund may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

         When the Fund makes a short sale as described above, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Fund, even if the same security has only recently been sold. The Fund will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position. However, it should be expected that the Fund will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Fund's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions, (1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future. For an additional discussion of portfolio turnover, see this SAI under "Portfolio Transactions" and the Company's Prospectus under "Portfolio Turnover."



         Collateralized Mortgage Obligations. The Fund may buy collateralized mortgage obligations ("CMOs"). The Fund may buy CMOs that are: (i) collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S.
government; (ii) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities; or (iii) securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. For a discussion of CMOs and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. The Fund may enter into repurchase agreements. The Fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities. For a further discussion of repurchase agreements and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments; or

         2. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         3.       Invest for control or for management; or

         4. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940. Duplicate fees may result from such purchases.


ASAF Federated High Yield Bond Fund:

Investment Objective: The investment objective of the Fund is to seek high current income by investing primarily in fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate Debt Securities. The Fund invests primarily in corporate debt securities. The corporate debt obligations in which the Fund intends to invest are expected to be lower-rated. For a discussion of the special risks associated with lower-rated securities, see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods." Corporate debt obligations in which the Fund invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     U.S. Government Obligations. The types of U.S. government obligations in which the Fund may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities (such as the Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Farm Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration). These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. government obligations in which the Fund may invest, see the Company's Prospectus under "Investment Programs of the Funds."

         Time and Savings Deposits and Bankers' Acceptances. The Fund may enter into time and savings deposits (including certificates of deposit) and may purchase bankers' acceptances. The Fund may enter into time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"), or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks. The Fund may also purchase bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Fund cannot exceed 0.25 of 1% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance; and general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either (1) rated in one of the four highest grades by nationally recognized statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

         Restricted Securities. The Fund expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid and restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         When-Issued and Delayed Delivery Transactions. The Fund may purchase fixed-income securities on a when-issued or delayed delivery basis. The Fund may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Fund will require its custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy, pursuant to guidelines established by the Directors of the Company. For an additional discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. In order to generate additional income, the Fund may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions that have been determined to be creditworthy. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Fund may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. For an additional discussion of portfolio turnover, see this SAI under "Portfolio Transactions" and the Company's Prospectus under "Portfolio Turnover."

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Fund cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

     Foreign Securities. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restriction and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1. Invest more than 15% of the value of its net assets in securities that are not readily marketable, including repurchase agreements providing for settlement in more than seven days after notice. The Directors of the Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for certain securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

         2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

         3. Purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions;

     4. Invest more than 10% of the value of its total assets in foreign securities which are not publicly traded in the United States;

         5. Make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or

         6. Purchase securities of a company for the purpose of exercising control or management. However, the Fund may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. From time to time, the Fund, together with other investment companies advised by subsidiaries or affiliates of the Sub-advisor, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Fund and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, directors, agents, employees, officers, or others affiliated with or acting for the Fund, the Sub-advisor, or affiliated companies might possibly become directors of companies in which the Fund holds stock.


ASAF Total Return Bond Fund:

Investment Objective: The investment objective of the Fund is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

         Borrowing. The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above, the Fund may enter into reverse repurchase agreements and mortgage dollar rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. In a "dollar roll" transaction the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must:
(1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity:
(4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund's obligations under a dollar roll agreement must be covered by segregating cash or other liquid assets equal in value to the securities subject to repurchase by the Fund.

         Both dollar roll and reverse repurchase agreements will be subject to the Fund's limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest. In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Fund may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Fund (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For an additional discussion of certain risks involved in lower-rated debt securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

         Mortgage-Related Securities. The Fund may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Company's and the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Company's and the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth in this SAI under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

                  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

                  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

                  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

                  Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults. For an additional discussion of mortgage-backed securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Other  Mortgage-Related   Securities.  Other  mortgage-related
securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

                  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

                  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

                  SMBS are  usually  structured  with two classes  that  receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

                  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

                  Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this SAI under "Certain Risk Factors and Investment Methods." Consistent with the Fund's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign  Securities.  The Fund may  invest in U.S.  dollar-  or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments in general, and the special risks of investing in developing countries, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or, to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Fund's custodian of cash or liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Funds invest include certificates of deposit, bankers' acceptances, and fixed time deposits.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Fund will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Fund will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Fund may invest. Subject to the Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Derivative Instruments. In pursuing its individual objective, the Fund may, as described in the Company's Prospectus, purchase and sell (write) both put options and call options on securities, securities indices, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and indices of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Directors of the Company determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indices. The Fund may purchase and sell both put and call options on debt or other securities or indices in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided that cash or cash equivalents in the amount of the difference are segregated by the Fund. A put option on a security or an index is "covered" if the Fund segregates cash or cash equivalents equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided that cash or cash equivalents in the amount of the difference are segregated by the Fund.

         If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for a option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts, as specified in the Company's Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Company and the Fund avoid being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Company's Prospectus under "Investment Programs of the Funds." The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission. To qualify for this exemption, a swap agreement must be entered into by "eligible participants." To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         Foreign Currency Exchange-Related Securities. The Fund may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this SAI under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase Securities. The Fund may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Hybrid Instruments. The Fund may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

         Inverse Floaters. The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Loan Participations. The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

         The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Fund.

         Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Sub-advisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

         Delayed Funding Loans and Revolving Credit Facilities. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets, determined to be liquid by the Sub-advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet such commitments. The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above under "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Fund.

         Lending Portfolio Securities. For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1. Invest more than 15% of the assets of the Fund (taken at market value at the time of the investment) in "illiquid securities;" illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid;

         2. Purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Company, the Trust, the Investment Manager or the Sub-advisor;

         3. Invest more than 5% of the assets of the Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

     4. Invest in companies for the purpose of exercising management or control;

         5. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

         6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

         7.       Purchase or sell oil, gas or other mineral programs;

         8. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Company's Prospectus and this SAI for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments; or

         9. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permissible borrowings or investments; and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets.


ASAF JPM Money Market Fund:

     Investment Objective: The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Investment Policies:

     Bank Obligations. The Fund will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed Securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods."

         Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Directors of the Company, the Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933 (without registering the certificates under such Act).

         Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements. The repurchase agreements into which the Fund may enter will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. For a discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Fund invests the proceeds of borrowings under reverse repurchase agreements. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share.

         Foreign Securities. The Fund may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice. Borrowed securities must be returned when the loan is terminated. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Fund will consider the creditworthiness of the borrowing financial institution.


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1. Invest in companies for the purpose of exercising management or control;

     2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     3. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

     4. Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

     5. Mortgage, pledge or hypothecate any assets, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

     6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI; or

     7. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     Investment Restrictions. Each Fund and Portfolio has adopted the following fundamental investment restrictions which may not be changed without shareholder approval.

         1. Senior Securities. No Fund or Portfolio may issue senior securities, except as permitted under the Investment Company Act of 1940 (the "1940 Act").

         2. Borrowing. No Fund or Portfolio may borrow money, except that a Fund or Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund or Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund or Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Funds and Portfolios may borrow from banks or other persons to the extent permitted by applicable law.

         3. Underwriting. No Fund or Portfolio may underwrite securities issued by other persons, except to the extent that the Fund or Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

         4. Real Estate. No Fund or Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Fund or Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

         5. Commodities. No Fund or Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Fund or Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Fund's or Portfolio's investment policies, or (ii) investing in securities of any kind.

         6. Lending. No Fund or Portfolio may make loans, except that a Fund or Portfolio may (i) lend portfolio securities in accordance with the Fund or Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Fund or Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

         7. Industry Concentration. No Fund or Portfolio may purchase any security if, as a result, more than 25% of the value of the Fund or Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

         8. Diversification. No Fund or Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Fund's or Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund or Portfolio.

         Notes to Investment Restrictions. The following notes should be read in conjunction with the above fundamental investment restrictions. These notes are not fundamental policies and may be changed without shareholder approval.

         o Applicable to All Funds and Portfolios: If a restriction on a Fund's or Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund or Portfolio assets invested in certain securities or other instruments, or change in average duration of the Fund's or Portfolio's investment portfolio, resulting from changes in the value of the Fund's or Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         o Applicable to All Funds and Portfolios: With respect to investment restrictions (2) and (6), a Fund or Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by the Fund or Portfolio or promulgate any rules allowing the transactions.


         o Applicable to All Funds and Portfolios. With respect to investment restriction (6), the restriction on making loans is not considered to limit a Fund or Portfolio's investments in loan participations and assignments.

         o Applicable Only to the ASAF Founders International Small Capitalization Fund: With respect to investment restriction (7), the Funds use industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard &
Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion.

         o Applicable Only to the ASAF T. Rowe Price International Equity Fund (and corresponding Portfolio) and the ASAF T. Rowe Price Small Company Value
Fund: With respect to investment restrictions (2) and (6), the Fund and Portfolio have no current intention of borrowing or lending to any other fund. For purposes of investment restriction (6), the Fund and Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

         o Applicable only to the ASAF AIM International Equity Fund. With respect to investment restriction (7), the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Fund's assets invested in the securities of issuers in a particular industry.


                   CERTAIN RISK FACTORS AND INVESTMENT METHODS

         Some of the investment instruments, techniques and methods which may be used by one or more of the Funds and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods," and in this SAI under "Investment Programs of the Funds." The risk factors and investment methods described below only apply to those Funds or Portfolios that may invest in such securities or use such investment methods. The below references to the investment methods used by the Feeder Funds apply equally to the Funds' corresponding Portfolios.

         Debt Obligations. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in prevailing interest rates will generally reduce the value of debt investments, and a decline in interest rates will generally increase the value of debt investments. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due.

         Special Risks Associated with Low-Rated and Comparable Unrated Securities. Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.

                  Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

                  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased fluctuation in the market prices of low-rated and comparable unrated securities and thus in a Fund's net asset value.

                  As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of some high-yield securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

                  Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a Fund.

                  Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

                  Credit Ratings. Credit ratings issued by credit-rating agencies attempt to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings may be used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the applicable Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. Such Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisors continually monitor the investments in a Fund and evaluate whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

                  Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. There is no established retail secondary market for many of these securities. A Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and a Fund's ability to dispose of particular securities, when necessary to meet a Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

         Put and Call Options:

                  Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

                  When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency.

                  Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

                  Premium Received from Writing Call or Put Options. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

                  Closing Transactions. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

                  Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When a Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

                  Purchasing Call Options. Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

                  Purchasing Put Options. A Fund may purchase a put option on an underlying security or currency owned by the Fund (a "protective put") as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

                  If a Fund purchases put options at a time when the Fund does not own the underlying security or currency, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs.

                  Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

                  The Staff of the Commission has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, a Fund will treat dealer options as subject to a Fund's limitation on unmarketable or illiquid securities. If the Commission changes its position on the liquidity of dealer options, a Fund will change its treatment of such instrument accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options. During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An exchange-traded option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund can close out its position by effecting a closing transaction. If a Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

         Options on Stock Indices. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

         Risk Factors of Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether a Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of a Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise. When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

         Trading in Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) at a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

         Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund's open positions in futures contracts, a Fund would be required to deposit with its custodian in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." A margin deposit is intended to ensure a Fund's performance of the futures contract. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

         These subsequent payments, called "variation margin," to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund may or may not earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indices, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory Matters Relating to Futures Contracts and Related Options. The Staff of the Commission has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to "senior securities" for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies' issuing senior securities. However, the Staff has taken the position that no senior security will be created if a Fund segregates an amount of cash or other liquid assets at least equal to the amount of the Fund's obligation under the futures contract or option. Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with this requirement.

     Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                  Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

                  Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                  Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, a Fund earmarks to the futures contract liquid assets equal in value to the current value of the underlying instrument less the margin deposit.

                  Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. A Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

                  Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although a Fund may intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, a Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                  Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of a Fund's underlying instruments sought to be hedged.

                  Successful  use of  futures  contracts  by a Fund for  hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-advisor may believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

                  In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts. A Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading
Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Foreign Currency Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Depending on the applicable investment policies and restrictions applicable to a Fund, a Fund may generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the Fund's securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, a Fund may use liquid assets denominated in any currency to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If a Fund retains the portfolio security and engages in an offsetting forward contract transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Currency Futures Contracts and Related Options. A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Unlike forward foreign currency exchange contracts, currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         Interest Rate Swaps and Interest Rate Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this SAI for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the other party to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to the regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         Foreign Currency Exchange-Related Securities. Certain Funds may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper.

                  Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

                  Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. "Reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

                  Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

         Zero-Coupon Securities. Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRSTM") and Certificate of Accrual on Treasuries ("CATSTM"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

         When-Issued Securities. The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While when-issued securities may be sold prior to the settlement date, a Fund generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         Mortgage-Backed Securities. When a Fund owns a mortgage-backed security, principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to a Fund. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to a Fund. This principal is returned to a Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

                  Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

                  Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

                  Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if a letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

                  Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

                  Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

                  Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

                  Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investments in warrants are speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         Certain Risks of Foreign Investing:

                  Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of a Fund's securities denominated in that currency would be expected to decline.

                  Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

                  Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign stock exchanges, which may be fixed, may generally be higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

                  Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. Moreover, as the result of the prevailing political climate, the Fund may not be able to obtain legal remedies or enforce judgements in foreign countries.

                  Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

                  Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

                  Taxes. The dividends and interest payable on certain of a Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

                  Costs. Investors should understand that the expense ratio of a Fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

                  Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

                  Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

                  Latin America. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, of developing countries, a number of Latin American countries are also among the largest debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

                  Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.


Securities Lending:

         The Company has made arrangements for the Funds to lend securities. While a Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Fund. In addition to the compensation payable by borrowers under securities loans, a Fund would also earn income from the investment of cash collateral for such loans. Any cash collateral received by a Fund in connection with such loans normally will be invested in high-quality money market securities. However, any losses resulting from the investment of cash collateral would be borne by the lending Fund. There is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends, or other distributions paid in respect of loaned securities and not received by a Fund or to pay all expenses incurred by a Fund in arranging the loans or in exercising rights in the collateral in the event that loaned securities are not returned.


                       ADDITIONAL PERFORMANCE INFORMATION

         From time to time, a Fund's yield and total return may be included in advertisements, sales literature, or shareholder reports. In addition, the Company may advertise the effective yield of the ASAF JPM Money Market Fund. All figures are based upon historical earnings and are not intended to indicate future performance.

ASAF JPM MONEY MARKET FUND (the "Money Market Fund"):

         In accordance with regulations prescribed by the Commission, the Company is required to compute the Money Market Fund's current annualized yield for a seven-day period in accordance with a specified formula, which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

         The Commission also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, which is the Fund's yield determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the corresponding Portfolio in which the Money Market Fund invests, the types and quality of portfolio securities held by such Portfolio, and the Fund's and Portfolio's operating expenses.

         The current yield and effective yield calculations for each class of shares of the ASAF JPM Money Market Fund are shown below for the seven day period ended October 31, 1998:


                                                     Class A      Class B      Class C      Class X


                         Current Yield               3.24%        2.73%        2.74%        2.74%
                        Effective Yield              3.29%        2.77%        2.78%        2.78%


ALL OTHER FUNDS:

         Standardized Average Annual Total Return Quotations. "Total return" is one of the primary methods used to measure performance and represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Average annual total return quotations for Class A, B, C and X shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                                           P(1+T)n = ERV

         Where:     P      =   a hypothetical initial payment of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The computation above assumes that the maximum sales charge applicable to a class of Fund shares is deducted from the initial $1,000 payment, and that all dividends and distributions made by a Fund are reinvested at net asset value ("NAV") during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

         In addition, with respect to the Class X shares, a standardized return will reflect the impact of the 2.5% bonus shares. The impact of the bonus shares on total return is particularly pronounced for shorter periods for which total return is measured, such as one and three years. You should take this into consideration in any comparison of total return between the Funds and other mutual funds. For a discussion of the Class X bonus shares, see the Company's Prospectus under "How to Buy Shares."

         The total return of each class of shares of each Fund that had commenced operations prior to October 31, 1998, other than the JPM Money Market Fund, computed as of October 31, 1998, is shown below:

                                                                       Total Return

                                                             Class A        Class B       Class C      Class X

ASAF Founders International Small Capitalization Fund1
     One Year                                                  -0.08%      -1.21%         3.70%        1.50%
     Since Inception                                            8.44%      8.52%          11.12%       10.07%
ASAF T. Rowe Price  International Equity Fund1
     One Year                                                  -0.94%      -2.04%         2.96%        0.55%
     Since Inception                                            1.44%      1.23%          3.92%        2.85%
ASAF Janus Overseas Growth Fund2
     One Year                                                  3.35%       2.15%          7.24%        4.96%
     Since Inception                                           10.47%      10.65%         14.35%       12.75%
ASAF Janus Small-Cap Growth Fund1
     One Year                                                  10.39%      9.41%          14.49%       12.38%
     Since Inception                                           12.06%      12.15%         14.84%       13.90%
ASAF T. Rowe Price Small Company Value Fund1
     One Year                                                  -23.71%     -24.83%        -20.92       -22.85%
     Since Inception                                           -7.89%      -8.37%         -5.71%       -7.06%
ASAF Neuberger Berman Mid-Cap Growth Fund3
     One Year                                                  n/a         n/a            n/a          n/a
     Since Inception                                           38.31%      38.94%         44.04%       42.56%
ASAF Neuberger Berman Mid-Cap Value Fund3
     One Year                                                  n/a         n/a            n/a          n/a
     Since Inception                                           15.44%      15.14%         20.14%       18.06%
ASAF Oppenheimer Large-Cap Growth Fund2
     One Year                                                  3.49%       2.57%          7.32%        5.21%
     Since Inception                                           13.43%      14.06%         17.36%       16.07%
ASAF Marsico Growth Fund3
     One Year                                                  n/a         n/a            n/a          n/a
     Since Inception                                           29.35%      29.80%         34.70%       32.99%
ASAF Janus Capital Growth Fund1
     One Year                                                  43.60%      44.28%         49.20%       48.08%
     Since Inception                                           38.33%      39.68%         41.70%       41.80%
ASAF  Lord Abbett Growth and Income Fund2
     One Year                                                  6.83%       5.82%          10.84%       8.73%
     Since Inception                                           13.92%      14.48%         17.92%       16.64%
ASAF INVESCO Equity Income Fund1
     One Year                                                  9.04%       8.30%          13.30%       11.07%
     Since Inception                                           16.57%      17.02%         19.53%       18.69%
ASAF American Century Strategic Balanced Fund1
     One Year                                                  11.17%      10.24%         15.24%       13.16%
     Since Inception                                           11.75%      11.82%         14.41%       13.41%
ASAF Federated High Yield Bond Fund1
     One Year                                                  1.41%       -0.55%         4.34%        2.09%
     Since Inception                                           4.53%       3.94%          6.65%        5.45%
ASAF Total Return Bond Fund1
     One Year                                                  1.18%       -0.82%         4.18%        1.82%
     Since Inception                                           3.77%       2.94%          5.72%        4.49%


1. Commenced operations July 28, 1997.
2. Commenced operations January 2, 1998.
3. Commenced operations August 19, 1998.

         Standardized Yield Quotations. The yield of a class of Fund shares is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                            YIELD = 2 [ (a - b + 1)6 - 1 ]
                                                                     cd

         Where:     a    =   net investment income earned during the period attributable to the subject class

                    b    =   net expenses accrued for the period attributable to the subject class

                    c    =   the average  daily number of shares of the subject  class  outstanding  during the period that were entitled to receive dividends

                    d    =   the  maximum  offering  price per  share of the  subject
                             class

         Net investment income will be determined in accordance with rules established by the Commission. The price per share of Class A shares, other than shares of the ASAF JPM Money Market Fund, will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

         The yield for each class of shares of the ASAF Federated High Yield Fund and ASAF Total Return Bond Fund for the 30 day period ended April 30, 1999 is shown below:

                                                            Class A      Class B      Class C      Class X


               ASAF Federated High Yield Bond Fund             7.43%        7.29%        7.28%        7.23%
              ASAF Total Return Bond Fund                      4.90%        4.58%        4.55%        4.50%


         Non-Standardized Performance. In order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which standardized return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. Non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

         Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current NAV per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Unlike a Fund's yield, which is computed from the yields to maturity of all debt obligations held by the Fund, the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see the Company's Prospectus under "Dividends, Capital Gains and Taxes").

         Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

         Comparative Information. From time to time in advertisements or sales material, the Fund's performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc. or Morningstar, or by publications of general interest, such as Forbes or Money, may be discussed. The performance of the Funds may also be compared to that of other selected mutual funds, mutual fund averages or recognized stock market indicators. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments. Descriptions of some of the indices which may be used are listed below:

         o The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 large capitalization companies representing the U.S. Stock Market.

         o The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization.

         o The NASDAQ Composite OTC Price Index is a market  value-weighted  and
unmanaged   index  showing  the  changes  in  the  aggregate   market  value  of
approximately 3,500 stocks.

         o The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

         o The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or its equivalent or higher ("investment grade") by a nationally recognized rating agency.

         o The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to determine the companies that are included in the Index. Only common stocks are included in the Index.

         o The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         o The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product ("GDP"). These weights are modified on July 1st of each year to reflect the prior year's GDP.

         o The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

In addition, the total return or yield of the Funds may be compared to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index.

         Each Fund's investment performance may be advertised in various financial publications, newspapers, magazines, including: Across the Board, Advertising Age, Adviser's Magazine, Adweek, Agent, American Banker, American Agent and Broker, Associated Press, Barron's, Best's Review, Bloomberg, Broker World, Business Daily, Business Insurance, Business Marketing, Business Month, Business News Features, Business Week, Business Wire, California Broker,
Changing Times, Consumer Reports, Consumer Digest, Crain's, Dow Jones News Service, Economist, Entrepreneur, Entrepreneurial Woman, Financial Planning, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Hartford Courant, Inc., Independent Business, Institutional Investor, Insurance Forum, Insurance Advocate Independent, Insurance Review Investor's, Insurance Times, Insurance Week, Insurance Product News, Insurance Sales, Investment Dealers Digest, Investment Advisor, Journal of Commerce, Journal of Accountancy, Journal of the American Society of CLU & ChFC, Kiplinger's Personal Finance, Knight-Ridder, Life Association News, Life Insurance Selling, Life Times,
LIMRA's MarketFacts, Lipper Analytical Services, Inc., MarketFacts, Medical Economics, Money, Morningstar, Inc., Nation's Business, National Underwriter, New Choices, New England Business, New York Times, Pension World, Pensions &
Investments, Professional Insurance Agents, Professional Agent, Registered Representative, Reuter's, Rough Notes, Round the Table, Service, Success, The Standard, The Boston Globe, The Washington Post, Tillinghast, Time, U.S. News & World Report, U.S. Banker, United Press International, USA Today, Value Line, The Wall Street Journal, Wiesenberger Investment and Working Woman.

         From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                            MANAGEMENT OF THE COMPANY

         The following table sets forth information concerning the officers and Directors of the Company, including their addresses and principal business occupations for the last five years:

Name, Age and Address:(1)               Position Held with the Company:(2)            Principal Occupation:(3)`

John Birch (49)*                        Vice President                                Senior Vice President and Chief
                                                                                      Operating Officer:
                                                                                      American Skandia Investment Services,
                                                                                      Incorporated
                                                                                      December 1997 to present

                                                                                      Executive Vice President and
                                                                                      Chief Operating Officer:
                                                                                      International Fund Administration
                                                                                      Bermuda
                                                                                      August 1996 to October 1997

                                                                                      Senior Vice President and
                                                                                      Chief Administrative Officer:
                                                                                      Gabelli Funds, Inc.
                                                                                      Rye, New York
                                                                                      March 1995 to August 1996

                                                                                      Executive Vice President:
                                                                                      Kansallis Osake Pankki
                                                                                      New York, New York
                                                                                      May 1985 to March 1995

Gordon C. Boronow (46)                  Vice President                                President & Chief Operating Officer:
                                                                                      American Skandia Life Assurance
                                                                                      Corporation

Jan R. Carendi (54)*                    President, Principal Executive Officer        Senior Executive Vice President &
                                        and Director                                  Member of Corporate Management Group:
                                                                                      Skandia Insurance Company Ltd.

David E. A. Carson (65)*                Director                                      Chairman
People's Bank People's Bank (January  1999-present) 850 Main Street  Bridgeport,
CT 06604 Chairman & Chief Executive Officer:
                                                                                      People's Bank (January 1998 to December
                                                                                      1998)

                                                                                      President, Chairman & Chief Executive
                                                                                      Officer:
                                                                                      People's Bank (1983 to January 1998)

Richard G. Davy, Jr. (51)               Treasurer and Chief Financial and             Vice President, Operations:
                                        Accounting Officer                            American Skandia Investment Services,
                                                                                      Incorporated (January 1997 to present)

                                                                                      Controller:
                                                                                      American Skandia Investment Services,
                                                                                      Incorporated (September 1994 to January
                                                                                      1997)

                                                                                      Self-employed Consultant (December 1991
                                                                                      to September 1994)

Eric C. Freed (36)                      Secretary                                     Senior Counsel, Securities and
                                                                                      Securities Counsel:
                                                                                      American Skandia Investment Holding
                                                                                      Corporation (December 1996 to present)

                                                                                      Attorney, Senior Attorney and Special
                                                                                      Counsel:
                                                                                      U.S. Securities and Exchange Commission
                                                                                      (March 1991 to November 1996)

Julian A. Lerner (74)                   Director                                      Semi-retired since 1995; Senior Vice
12850 Spurling Road                                                                   President & Portfolio Manager of AIM
Suite 208                                                                             Charter Fund and AIM Summit Fund from
Dallas, TX 75230                                                                      1986 to 1995



Thomas M. O'Brien (48)                  Director                                      Vice Chairman:
North Fork Bank                                                                       North Fork Bank (January 1997 to
275 Broad Hollow Road                                                                 present)
Melville, NY 11747
                                                                                      President & Chief Executive Officer:
                                                                                      North Side Savings Bank (December 1984
                                                                                      to December 1996)

F. Don Schwartz (64)                    Director                                      Management Consultant
1101 Penn Grant Road                                                                  (April 1985 to present)
Lancaster, PA 17602

     * Indicates a Director of the Company who is an "interested person" within the meaning set forth in the 1940 Act.

(1) Unless otherwise indicated, the address of each officer and director listed above is One Corporate Drive, Shelton, Connecticut 06484.

(2) All of the officers and Directors of the Company listed above serve in similar capacities for the Trust and/or American Skandia Trust, both of which are also investment companies managed by the Investment Manager.

(3) Unless otherwise indicated, each officer and director listed above has held his principal occupation for at least the last five years. In addition to the principal occupations noted above, the following officers and Directors of the Company hold the following positions with American Skandia Life Assurance Corporation ("ASLAC"), American Skandia Investment Services, Incorporated ("ASISI"), American Skandia Marketing, Incorporated ("ASM"), American Skandia Information Services and Technology Corporation ("ASIST") or American Skandia Investment Holding Corporation ("ASIHC"): Mr. Boronow also serves as Executive Vice President, Chief Operating Officer and a Director of ASIHC, and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Carendi also serves as Chairman, President, Chief Executive Officer and a Director of ASIHC, and Chief Executive Officer and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Davy also serves as a Director of ASISI.

         The Company's Articles of Incorporation provides that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by federal and state law, including Maryland law. Neither the Articles of Incorporation nor the By-laws of the Company authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Under the Maryland General Corporation Law, a Director of the Company who is held liable for assenting to a distribution made in violation of the Company's Articles of Incorporation is entitled to contribution from each shareholder of the Company for the amount the shareholder accepted knowing the distribution was made in violation of those provisions. Absent such knowledge, a shareholder will not be obligated to the Company or its creditors in respect of shares held in the Company except to the extent of any unpaid portion of the subscription price or purchase price for such shares.


         The officers and Directors of the Company who are affiliates of the Investment Manager do not receive compensation directly from the Company for serving in the capacities described above. Those officers and Directors of the Company, however, who are affiliated with the Investment Manager may receive remuneration indirectly from the Company for services provided in their respective capacities with the Investment Manager. Each of the other Directors receives for his service on the Board of Directors an annual and "per-meeting" fee, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings. The following table sets forth information concerning the compensation paid by the Company to the Directors in the fiscal year ended October 31, 1998. Neither the Company nor any investment company in the Fund Complex offers any pension or retirement benefits to its directors or trustees.


                                             Aggregate Compensation                       Total Compensation from the
Name of Director:                              from the Company:                         Company and Fund Complex:(1)

Gordon C. Boronow                                     $ 0                                             $ 0

Jan R. Carendi                                        $ 0                                             $ 0

David E.A. Carson                                   $21,275                                         $75,625

Julian A. Lerner                                    $21,275                                         $74,125

Thomas M. Mazzaferro                                  $ 0                                             $ 0

Thomas M. O'Brien                                   $21,275                                         $75,625

F. Don Schwartz                                     $21,275                                         $75,625


(1) As of the date of this SAI, the "Fund Complex" consisted of the Company, the Trust and American Skandia Trust. The amount indicated is the compensation paid to the Directors by the Fund Complex for the twelve month period ending October 31, 1998.

     As of February 1, 1999, the Directors and officers of the Company own, in the aggregate, less than 1% of the shares of each class of the Company.

          ADDITIONAL INFORMATION ON THE "MASTER FEEDER" FUND STRUCTURE

         As previously discussed, certain Funds of the Company are organized under a "master feeder" structure. The Trust's Agreement and Declaration of Trust provides that the Feeder Funds and any other entities permitted to invest in a Portfolio of the Trust (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of each such Portfolio in the event that the Trust fails to satisfy such liabilities and obligations. However, the risk of an investor in a Portfolio (including a Feeder Fund) incurring financial loss beyond the amount of its investment on account of such liability is limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Accordingly, the Trustees of the Trust believe that neither a Feeder Fund nor its shareholders will be adversely affected by reason of the Fund investing in a corresponding Portfolio of the Trust.

         The Directors of the Company and the Trustees of the Trust have oversight responsibility for the operations of each Fund and Portfolio, respectively. As of the date of this Prospectus, each of the Directors of the Company also serves as a Trustee of the Trust. The Directors of the Company and the Trustees of the Trust, including a majority of the Directors and Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company or the Trust, respectively, have adopted written procedures designed to identify and reasonably address any potential conflicts of interest which might arise as a result of an "overlap" of Directors and Trustees, including, if necessary, the creation of a separate board of trustees of the Trust.

                  INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGER:

         American Skandia Investment Services, Incorporated ("ASISI," as previously defined) acts as investment manager to each Non-Feeder Fund and Portfolio pursuant to separate investment management agreements with the Company and the Trust, respectively (the "Management Agreements"). Unlike the Non-Feeder Funds, each of the Feeder Funds invests all of its respective investable assets in a corresponding Portfolio of the Trust and thus does not require an investment manager.

         ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Commission and is a wholly-owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855. In addition to serving as investment manager to the Company and the Trust, ASISI currently serves as the investment manager to American Skandia Trust, an open-end management investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies. Shares of American Skandia Trust also may be offered directly to qualified pension and retirement plans. For a list of those officers and Directors of the Company who also serve in similar capacities for the Investment Manager, see this SAI under "Management of the Company."

         The Management Agreements provide, in substance, that the Investment Manager will furnish each Non-Feeder Fund and Portfolio with investment advice and investment management and administrative services subject to the supervision of the Directors of the Company or the Trustees of the Trust, where applicable, and in conformity with the stated investment objective, policies and limitations of the applicable Fund or Portfolio. The Investment Manager is responsible for providing, at its expense, such personnel as is required by each Non-Feeder Fund or Portfolio for the proper conduct of its affairs and may engage a sub-advisor to conduct the investment program of the Fund or Portfolio pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Funds or Portfolios, is responsible for the expenses of conducting the investment programs of the Funds and Portfolios.

         The Management Agreements provide further that neither the Investment Manager nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the agreements, or for any losses that may be sustained in the purchase, holding or sale of any security on behalf of the Funds or Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the agreements. The Management Agreements also permit the Investment Manager to render services to others.

         Under the terms of the Management Agreements, each Non-Feeder Fund and Portfolio has agreed to pay ASISI an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund or Portfolio's average daily NAV. The Investment Manager, not any Fund or Portfolio, is responsible for the payment of the sub-advisory fees to the Sub-advisors. For a discussion of the fees payable to the Investment Manager and the Sub-advisors, as well as any applicable voluntary fee waiver arrangements, see the Company's Prospectus under "Expense Information" and "Management of the Funds."

         Investment Management Fees. ASISI receives a monthly fee from each Non-Feeder Fund and Portfolio for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the sub-advisory services at no additional cost to any Fund or Portfolio. Each Non-Feeder Fund and Portfolio's investment management fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares. The fees payable to ASISI, based on a stated percentage of the Non-Feeder Fund or Portfolio's average daily net assets, are as follows:


Fund/Portfolio:                                                                         Annual Rate:

ASAF Founders International Small Capitalization Fund:                   1.10% of the first $100  million;  plus 1.00
                                                                         % of the amount over $100 million

ASMT T. Rowe Price International Equity Portfolio:                                           1.00%

ASAF AIM International Equity Fund:                                                          1.10%

ASAF Janus Overseas Growth Fund:                                                             1.10%

ASAF Janus Small-Cap Growth Fund:                                                            0.90%

ASAF T. Rowe Price Small Company Value Fund:                                                 1.00%

ASAF Neuberger Berman Mid-Cap Growth Fund:                                                   0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF Oppenheimer Large-Cap Growth Fund:                                          .90% of the first $1 billion;
                                                                            plus .85% of the amount over $1 billion

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASMT Janus Capital Growth Portfolio:                                                         1.00%


ASAF Bankers Trust Managed Index 500 Fund:                                                   0.80%


ASAF Lord Abbett Growth and Income Fund:                                                     1.00%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASMT INVESCO Equity Income Portfolio:                                                        0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASMT PIMCO Total Return Bond Portfolio:                                                      0.65%

ASMT JPM Money Market Portfolio:                                                             0.50%

         Investment Management Fee Waivers. The Investment Manager may from time to time agree to voluntarily waive or reduce its fees, while retaining their ability to be reimbursed for such fees prior to the end of each fiscal year. Such voluntary fee waivers or reductions may be rescinded at any time and without notice to investors.


         The Investment Manager has voluntarily agreed to waive portions of its investment management fees equal to .10% of the average daily net assets of the ASAF Janus Overseas Growth Fund and .20% of the average daily net assets of the ASAF Lord Abbett Growth and Income Fund.


         The investment management fees paid for each Fund and Portfolio that had commenced operations prior to October 31, 1998, for the fiscal period from commencement of operations until October 31, 1997 and for the fiscal year ended October 31, 1998 were as follows:

                                                                                 Period ended                Year ended
         Name of Fund                                                           October 31, 1997            October 31, 1998
         ------------                                                           ----------------            ----------------

         ASAF Founders International Small Capitalization Fund                       $520                       $34,725

         ASMT T. Rowe Price International Equity Portfolio                           $4,658                     $94,058


         ASAF Janus Overseas Growth Fund                                             $0                         $146,239

         ASAF Janus Small-Cap Growth  Fund                                           $577                       $46,399

         ASAF T. Rowe Price Small Company Value Fund                                 $1,530                     $210,032

         ASAF Neuberger Berman Mid-Cap Growth Fund                                   $0                         $1,920

         ASAF Neuberger Berman Mid-Cap Value Fund                                    $0                         $2,770

         ASAF Oppenheimer Large-Cap Growth Fund                                      $0                         $89,166

         ASAF Marsico Capital Growth Fund                                            $0                         $43,773

         ASMT Janus Capital Growth Portfolio                                         $10,500                    $578,304


         ASAF Lord Abbett Growth and Income Fund                                     $0                         $114,324


         ASMT INVESCO Equity Income Portfolio                                        $4,791                     $244,316

         ASAF American Century Strategic Balanced Fund                               $1,513                     $81,420

         ASAF Federated High Yield Bond Fund                                         $1,022                     $148,821

         ASMT PIMCO Total Return Bond Portfolio                                      $4,456                     $151,673

         ASMT JPM Money Market Portfolio                                             $1,134                     $83,674

         Fees for the Portfolios are based upon the total assets of each Portfolio, which include assets other than those of the Feeder Funds. The Portfolios commenced operations in June 1997, while the ASAF Founders International Small Capitalization Fund, ASAF Janus Small-Cap Growth Fund, ASAF
T. Rowe Price Small Company Value Fund, ASAF American Century Strategic Balanced Fund, and ASAF Federated High Yield Bond Fund commenced operations on July 28, 1997. The ASAF Janus Overseas Growth Fund, ASAF Oppenheimer Large-Cap Growth Fund, and ASAF Lord Abbett Growth and Income Fund commenced operations on January 2, 1998. The ASAF Neuberger Berman Mid-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Value Fund, and ASAF Marsico Capital Growth Fund commenced operations on August 19, 1998. The ASAF AIM International Equity Fund, ASAF Bankers Trust Managed Index 500 Fund, and ASAF MFS Growth with Income Fund had not commenced operations as of the date of this SAI; therefore, no fees were paid in 1998. As discussed in this SAI under "Fund Expenses" and in the Company's Prospectus under "Expense Information," the Investment Manager has voluntarily agreed to reimburse the other expenses of each Fund so that each Fund's total expenses do not exceed specified levels. During the fiscal period, the amounts of these reimbursements exceeded the investment management fees included in the above table.


         Each Management Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors or Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on 60 days' written notice by vote of a majority of the Directors or Trustees, where applicable, or by the Investment Manager, or by holders of a majority of the applicable Fund or Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

THE SUB-ADVISORS:

         ASISI currently engages the following Sub-advisors to conduct the investment programs of each Non-Feeder Fund and Portfolio pursuant to separate sub-advisory agreements with the Investment Manager (the "Sub-Advisory Agreements"): (a) Founders Asset Management LLC for the ASAF Founders International Small Capitalization Fund; (b) Rowe Price-Fleming International, Inc. for the ASMT T. Rowe Price International Equity Portfolio; (c) A I M Capital Management, Inc. for the ASAF AIM International Equity Fund; (d) Janus Capital Corporation for the ASAF Janus Overseas Growth Fund, the ASMT Janus Capital Growth Portfolio, and the ASAF Janus Small-Cap Growth Fund; (e) T. Rowe Price Associates, Inc. for the ASAF T. Rowe Price Small Company Value Fund; (f) Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF Neuberger Berman Mid-Cap Value Fund; (g) OppenheimerFunds, Inc. for the ASAF Oppenheimer Large-Cap Growth Fund; (h) Marsico Capital Management, LLC for the ASAF Marsico Capital Growth Fund; (i) Bankers Trust Company for the ASAF Bankers Trust Managed Index 500 Fund; (j) Lord, Abbett & Co. for the ASAF Lord Abbett Growth and Income Fund; (k) Massachusetts Financial Services Company for the ASAF MFS Growth with Income Fund; (l) INVESCO Funds Group, Inc. for the ASMT INVESCO Equity Income Portfolio; (m) American Century Investment Management, Inc. (formerly known as, "Investors Research Corporation") for the ASAF American Century Strategic Balanced Fund; (n) Federated Investment Counseling for the ASAF Federated High Yield Bond Fund; (o) Pacific Investment Management Company for the ASMT PIMCO Total Return Bond Portfolio; (p) J.P. Morgan Investment Management Inc. for the ASMT JPM Money Market Portfolio.

         The Sub-Advisory Agreements provide that the Sub-advisors will formulate and implement a continuous investment program for each Non-Feeder Fund or Portfolio in accordance with the Fund or Portfolio's investment objective, policies and limitations and any investment guidelines established by the Investment Manager. Each Sub-advisor will, subject to the supervision and control of the Investment Manager, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund or Portfolio, and will place orders with and give instructions to brokers and dealers to cause the execution of such transactions. The Sub-advisors are required to furnish the Investment Manager with periodic reports concerning the transactions and performance of the Fund or Portfolio. Each Sub-advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Nothing in the Sub-advisory Agreements prevents the Investment Manager from engaging other sub-advisors to provide investment advice and other services to a Fund or Portfolio, or from providing such services itself.

     Corporate Structure. Several of the Sub-advisors are controlled by other parties as noted below:

         Founders Asset Management LLC ("Founders")is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.

         Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital Corporation, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services.

     All of the voting stock of Neuberger Berman Management Inc. is owned by individuals who are principals of Neuberger Berman, LLC.

         NationsBank   N.A.,  a  national   bank   subsidiary   of   BankAmerica
Corporation, indirectly owns 50% of the voting control of Marsico Capital Management, LLC ("Marsico Capital"). Thomas F. Marsico and a company controlled by Mr.
Marsico own the remainder of Marsico Capital's voting interests.

     American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         Federated Investment Counseling is a wholly owned subsidiary of Federated Investors.

         Pacific Investment Management Company ("PIMCO") is a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Corporation, a California corporation, and an indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, a California limited liability company controlled by the managing directors of PIMCO.

     J.P. Morgan Investment Management Inc. is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware.

         A I M Capital Management, Inc. is a wholly-owned subsidiary of A I M Advisors, Inc. also a registered investment adviser. A I M Advisors, Inc. is wholly-owned by A I M Management Group Inc., a holding company engaged in the financial services business and an indirect wholly-owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

         Bankers Trust Company is a wholly-owned subsidiary of Bankers Trust Corporation, a wholly-owned subsidiary of Deutsche Bank A.G.

     Massachusetts Financial Services Company is a subsidiary of Sun Life of Canada (US) Financial Services Holdings, Inc. whose ultimate parent is Sun Life Assurance Co. of Canada.

         Sub-Advisory Fees. ASISI pays each Sub-advisor on a monthly basis for the performance of sub-advisory services. The fee payable to the Sub-advisors with respect to each Non-Feeder Fund and Portfolio may differ, reflecting, among other things, the investment objective, policies and limitations of each Fund or Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable by the Investment Manager to the Sub-advisor. The fees payable to the Sub-advisors, based on a stated percentage of the Non-Feeder Fund or Portfolio's average daily net assets, are as follows:

         Founders Asset Management LLC for the ASAF Founders International Small Capitalization Fund: An annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .50% of the portion over $100 million.

         Rowe  Price-Fleming  International,  Inc.  for the ASMT T.  Rowe  Price
International Equity Portfolio: An annual rate of .75% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus
 .60% of the portion over $20 million but not in excess of $50 million; plus .50% of the portion over $50 million. When the average daily net assets of the Portfolio equal or exceed $200 million, the annual rate will be .50% of the entire average daily net assets of the Portfolio.

         A I M Capital  Management,  Inc. for the ASAF AIM International  Equity
Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by A I M Capital Management Inc. and identified by the Sub-advisor and ASISI as being similar to the Fund: .55% of the portion of the combined average daily net assets not in excess of $75 million; plus .45% of the portion in excess of $75 million.

         Janus Capital Corporation for the ASAF Janus Overseas Growth Fund: An annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100 million; when the average daily net assets of the Fund equal or exceed $100 million, the annual rate will be .50% of the entire average daily net assets of the Fund.

         Janus Capital Corporation for the ASAF Janus Small-Cap Growth Fund: An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $500 million; plus .40% of the portion over $500 million but not in excess of $1 billion; plus .35% of the portion in excess of $1 billion.

     T. Rowe Price Associates, Inc. for the ASAF T. Rowe Price Small Company Value Fund: An annual rate of .60% of the average daily net assets of the Fund.

     Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Growth Fund: An annual rate of .40% of the average daily net assets of the Fund.

     Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund: An annual rate of .40% of the average daily net assets of the Fund.

         OppenheimerFunds,  Inc.  for  the  ASAF  Oppenheimer  Large-Cap  Growth
Portfolio: An annual rate of .35% of the portion of the average daily net assets of the Fund not in excess of $500 million; plus .30% of the portion over $500 million but not in excess of $1 billion; plus .25% of the portion in excess of $1 billion.

     Marsico Capital  Management,  LLC for the ASAF Marsico Capital Growth Fund:
An annual rate of .45% of the average daily net assets of the Fund.

         Bankers  Trust  Company for the ASAF Bankers  Trust  Managed  Index 500
Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by Bankers Trust Company and identified by the Sub-Advisor and ASISI as being similar to the Fund: .17% of the portion of the combined average daily net assets not in excess of $300 million; plus .13% of the portion over $300 million but not in excess of $1 billion; plus .08% of the portion in excess of $1 billion.

     Janus Capital Corporation for the ASMT Janus Capital Growth Portfolio: An annual rate of .45% of the average daily net assets of the Portfolio.

         Lord, Abbett & Co. for the ASAF Lord Abbett Growth and Income Fund: An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; when the average daily net assets of the Fund equal or exceed $900 million, the annual rate will be .30% of the entire average daily net assets of the Fund.


         Massachusetts Financial Services Company for the ASAF MFS Growth with Income Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the domestic equity series of American Skandia Trust that are managed by Massachusetts Financial Services Company: .40% of the portion of the combined average daily net assets not in excess of $300 million; plus .375% of the portion over $300 million but not in excess of $600 million; plus .35% of the portion over $600 million but not in excess of $900 million; plus .325% of the portion over $900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.


     INVESCO Funds Group, Inc. for the ASMT INVESCO Equity Income Portfolio: An annual rate of .35% of the average daily net assets of the Portfolio.

     American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund: An annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $50 million; plus .45% of the portion over $50 million.

         Federated Investment  Counseling for the ASAF Federated High Yield Bond
Fund: An annual rate of .25% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .20% of the portion over $200 million.

         Pacific Investment Management Company for the ASMT PIMCO Total Return Bond Portfolio: An annual rate of .25% of the average daily net assets of the Portfolio.

     J.P.  Morgan  Investment  Management  Inc.  for the ASMT JPM  Money  Market
Portfolio: An annual rate of .15% of the portion of the average daily net assets of the Portfolio not in excess of $500 million; plus .09% of the portion over $500 million but not in excess of $1 billion; plus .06% of the portion over $1 billion.

     Sub-Advisory Fee Waivers. Certain Sub-advisors have voluntarily agreed to waive a portion of their sub-advisory fees set forth above, as follows:

         Commencing June 1, 1997, Rowe Price Fleming International, Inc., the Sub-advisor for the ASMT T. Rowe Price International Equity Portfolio, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .25% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .10% of the portion over $20 million but not in excess of $50 million. When the average daily net assets of the Portfolio equal or exceed $200 million, such voluntary fee waiver is no longer applicable, and the sub-advisory annual fee rate of .50% of the average daily net assets of the Portfolio will be applied. Furthermore, the Sub-advisor has voluntarily agreed to waive an additional portion of its fee equal to .05% of the Portfolio's average daily net assets so long as the combined average daily net assets of the Portfolio and the AST T. Rowe Price International Equity Portfolio of American Skandia Trust equal or exceed $500 million.

         Commencing January 1, 1998, Janus Capital Corporation, the Sub-advisor for the ASAF Janus Overseas Growth Fund, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .10% of the portion of the average daily net assets of the Fund not in excess of $100 million. When the average daily net assets of the Fund equal or exceed $100 million, such voluntary fee waiver is no longer applicable, and the sub-advisory annual fee rate of .50% of the entire average daily net assets of the Fund will be applied.

         Commencing March 1, 1999, Janus Capital Corporation, the Sub-advisor for the ASAF Janus Small-Cap Growth Fund, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .05% of the portion of the average daily net assets over $400 million but not in excess of $500 million and .05% on assets over $900 million but not in excess of $1 billion.

         Commencing January 1, 1998, Lord, Abbett & Co., the Sub-advisor for the ASAF Lord Abbett Growth and Income Fund, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .20% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .10% of the portion over $200 million but not in excess of $500 million; plus .075% of the portion over $500 million but not in excess of $700 million; plus .05% of the portion over $700 million but not in excess of $900 million. When the average daily net assets of the Fund equal or exceed $900 million, such voluntary fee waiver is no longer applicable, and the sub-advisory annual fee rate of .30% of the entire average daily net assets of the Fund will be applied.

         Commencing June 1, 1997, J.P. Morgan Investment Management Inc., the Sub-advisor for the ASMT JPM Money Market Portfolio, has voluntarily agreed to waive a portion of its sub-advisory fee equal to .06% of the portion of the average daily net assets of the Portfolio not in excess of $500 million; plus
 .03% of the portion over $500 million but not in excess of $1 billion.

         The sub-advisory fees paid by the Investment Manager for each Fund and Portfolio that had commenced operations prior to October 31, 1998, for the fiscal period from commencement of operations until October 31, 1997 and for the fiscal year ended October 31, 1998, were as follows:

         Name of Fund                                                             Period Ended                 Year Ended
                                                                                October 31, 1997            October 31, 1998

         ASAF Founders International Small Capitalization Fund                       $284                       $18,941

         ASMT T. Rowe Price International Equity Portfolio                           $2,329                     $47,029

         ASAF Janus Overseas Growth Fund                                             $0                         $66,472

         ASAF Janus Small-Cap Growth Fund                                            $320                       $25,777

         ASAF T. Rowe Price Small Company Value Fund                                 $917                       $126,019

         ASAF Neuberger Berman Mid-Cap Growth Fund                                   $0                         $853

         ASAF Neuberger Berman Mid-Cap Value Fund                                    $0                         $1,231

         ASAF Oppenheimer Large-Cap Growth Fund                                      $0                         $40,530

         ASAF Marsico Capital Growth Fund                                            $0                         $19,698

         ASMT Janus Capital Growth Portfolio                                         $4,725                     $260,237

         ASAF Lord Abbett Growth and Income Fund                                     $0                         $34,297

         ASMT INVESCO Equity Income Portfolio                                        $2,235                     $114,014

         ASAF American Century Strategic Balanced Fund                               $839                       $45,233

         ASAF Federated High Yield Bond Fund                                         $365                       $53,150

         ASMT PIMCO Total Return Bond Portfolio                                      $1,714                     $58,336

         ASMT JPM Money Market Portfolio                                             $204                       $15,061

         Fees for the Portfolios are based upon the total assets of each Portfolio, which include assets other than those of the Feeder Funds. The Portfolios commenced operations in June 1997, while the ASAF Founders International Small Capitalization Fund, ASAF Janus Small-Cap Growth Fund, ASAF
T. Rowe Price Small Company Value Fund, ASAF American Century Strategic Balanced Fund, and ASAF Federated High Yield Bond Fund commenced operations on July 28, 1997. The ASAF Janus Overseas Growth Fund, Oppenheimer Large-Cap Growth Fund, and ASAF Lord Abbett Growth and Income Fund commenced operations on January 2, 1998. The ASAF Neuberger Berman Mid-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Value Fund, and ASAF Marsico Capital Growth Fund commenced operations on August 19, 1998. The ASAF AIM International Equity Fund, ASAF Bankers Trust Managed Index 500 Fund, and ASAF MFS Growth Fund had not commenced operations as of the date of this SAI.

         Each Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors or Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-advisor upon 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act) or upon termination of the Management Agreement with respect to that particular Fund or Portfolio (provided that the Sub-advisor has received notice of such termination).

THE ADMINISTRATOR:

         PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for both the Company and the Trust. Pursuant to administration agreements between the Administrator and the Company and the Trust, respectively (the "Administration Agreements"), the Administrator has agreed to provide certain fund accounting and administrative services to the Company and the Trust, including, among other services, accounting relating to the Company and the Trust and the investment transactions of the foregoing; computing daily NAVs; monitoring the investments and income of the Company and the Trust for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and annual and semi-annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Investment Manager and the Company's and the Trust's custodians; preparing and maintaining the Company's and the Trust's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Company and the Trust as may be agreed upon in writing by the parties to the respective Administration Agreements. The administrator does not have any responsibility or authority for the management of the assets of the Funds or Portfolios, the determination of their investment policies, or for any matter pertaining to the distribution of securities issued by the Company.

         Under the terms of the Administration Agreements, the Administrator shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services to be provided for under the agreements. The Administrator shall be liable for any damages arising out of its failure to perform its duties under the Administration Agreements to the extent such damages arise out of its willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, director, trustee, employee or agent of the Company or the Trust, shall be deemed when rendering services to the Company or the Trust or acting on any business of the Company or the Trust (other than services or business in connection with the Administrator's duties under the Administration Agreements) to be rendering such services to or acting solely for the Company or the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them. The Administration Agreements shall continue until terminated by either party on 60 days' prior written notice to the other party.


         As compensation for the services and facilities provided by the Administrator to the Company, the Company has agreed to pay the Administrator its "out-of-pocket" expenses, plus a monthly multi-class fee of $3,000 per Fund, plus a monthly feeder fee of $2,000 per Feeder Fund, plus (except for the ASAF Bankers Trust Managed Index 500 Fund) the greater of the following monthly fee based on the average daily net assets of the Non-Feeder Funds -- 0.10% (first $200 million), 0.06% (next $200 million), 0.0275% (next $200 million), 0.02%
(next $400 million) and 0.01% (over $1 billion) -- or a minimum monthly fee of $6,250 per Non-Feeder Fund. The fee for the ASAF Bankers Trust Managed Index 500 Fund is the greater of the following monthly fee based on the average daily net assets of the Fund -- 0.05% (first $200 million), 0.03% (next $200 million), 0.0275% (next $200 million), 0.02% (next $400 million) and 0.01% (over $1 billion) - or a minimum monthly fee of $6,250. The Administrator has agreed to waive the above monthly multi-class fee, the monthly feeder fee and the minimum monthly fee for the first two months of each Fund's operations, and thereafter will decrease such waiver by 10% increments for each of the remaining ten months of the initial contract year.

         In addition, as compensation for the services and facilities provided by the Administrator to the Trust, the Trust has agreed to pay the Administrator its "out-of-pocket" expenses, plus the greater of the following monthly fee based on the average daily net assets of the Portfolios -- 0.10% (first $200 million), 0.06% (next $200 million), 0.0275% (next $200 million), 0.02% (next
$400 million) and 0.01% ($1+ billion) -- or a minimum monthly fee of $6,250 per Portfolio. The Administrator has agreed to waive the above minimum monthly fee for the first two months of each Portfolio's operations, and thereafter will decrease such waiver by 10% increments for each of the remaining ten months of the initial contract year.

         Reimbursable "out-of-pocket" expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, outside independent pricing service charges and record retention/storage. For the period from commencement of operations until October 31, 1997, the Company paid the Administrator $16,898, and the Trust paid the Administrator $25,353. For the fiscal year ended October 31, 1998, the Company paid the Administrator $507,368 and the Trust paid the Administrator $291,316.


QUALIFIED PLANS ADMINISTRATOR:

         ASISI receives a fee from each Fund under an Administration Agreement between ASISI and the Company with respect to services provided in connection with investments in the Company by certain qualified retirement plans. Pursuant to this agreement, ASISI selects and contracts with third parties providing administrative services for such plans ("third-party administrators") for the third-party administrator, among other matters, to maintain records of the holdings in the Funds of individual plan participants. As a result of the third-party administrators' services, the Company may realize savings on costs that it would otherwise incur in maintaining shareholder accounts.

         ASISI uses its fee from each Fund to pay the third-party administrators to reduce fees that would otherwise be payable by the qualified plan to the third-party administrator. The fee is payable to ASISI at a maximum annual rate of 0.20% of the assets of any plan the third-party administrator for which has entered into an agreement with ASISI. ASISI does not receive any compensation as qualified plans administrator in addition to amounts it pays to third-party administrators and for other out-of -pocket expenses.

                                  FUND EXPENSES

         Each Non-Feeder Fund and Portfolio pays its own expenses including, without limitation: (i) expenses of maintaining the Fund or Portfolio and continuing its existence; (ii) registration of the Fund or Portfolio under the 1940 Act; (iii) auditing, accounting and legal expenses; (iv) taxes and interest; (v) governmental fees; (vi) expenses of issue, sale, repurchase and redemption of Fund shares; (vii) expenses of registering and qualifying the Fund or Portfolio and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (viii) fees and expenses of registering and maintaining registrations of the Fund or Portfolio and of the Fund's principal underwriter as a broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians for all services to the Fund or Portfolio; (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund or Portfolio; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Directors of the Company or the Trustees of the Trust, where applicable; (xvii) compensation and expenses of Directors of the Company or the Trustees of the Trust, where applicable, who are not "interested persons" of the Fund or Portfolio, respectively; and (xviii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company and the Trust to indemnify its directors, trustees and officers with respect thereto. Expenses incurred by the Company or the Trust not directly attributable to any specific Non-Feeder Fund or Portfolio are allocated on the basis of the net assets of the respective Non-Feeder Funds and Portfolios.

         The Investment Manager has voluntarily agreed until March 1, 2000 to reimburse each Fund for its respective operating expenses (and, in the case of the Feeder Funds, the Feeder Fund's pro rata share of operating expenses of the Fund's corresponding Portfolio), exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the management fee, which in the aggregate exceed specified percentages of the Fund's average net assets as follows:

         ASAF Founders International Small Capitalization Fund: 1.60%

         ASAF T. Rowe Price International Equity Fund: 1.60%

         ASAF AIM International Equity Fund: 1.60%

         ASAF Janus Overseas Growth Fund: 1.60%

         ASAF Janus Small-Cap Growth Fund: 1.20%

         ASAF T. Rowe Price Small Company Value Fund: 1.25%

         ASAF Neuberger Berman Mid-Cap Growth Fund: 1.25%

         ASAF Neuberger Berman Mid-Cap Value Fund: 1.25%

         ASAF Oppenheimer Large-Cap Growth Fund: 1.30%

         ASAF Marsico Capital Growth Fund: 1.25%

         ASAF Janus Capital Growth Fund: 1.20%


         ASAF Bankers Trust Managed Index 500 Fund: 1.00%


         ASAF Lord Abbett Growth & Income Fund: 1.10%


         ASAF MFS Growth with Income Fund: 1.30%


         ASAF INVESCO Equity Income Fund: 1.05%

         ASAF American Century Strategic Balanced Fund: 1.10%

         ASAF Federated High Yield Bond Fund: 1.00%

         ASAF Total Return Bond Fund: 0.90%

         ASAF JPM Money Market Fund: 1.00%

         The Investment Manager may terminate the above voluntary agreements at any time after March 1, 2000. Voluntary payments of Fund expenses by the Investment Manager may be made subject to reimbursement by the Fund, at the Investment Manager's discretion, within the two year period following such payment to the extent permissible under applicable law and provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

                            DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTOR:

         American Skandia Marketing, Incorporated ("ASM" or the "Distributor"), located at One Corporate Drive, Shelton, Connecticut 06484, serves as the principal underwriter and distributor for each Fund pursuant to an underwriting agreement initially approved by the Directors of the Company (the "Underwriting Agreement"). The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor is an "affiliated person" (within the meaning of the 1940 Act) of the Company, the Trust and the Investment Manager, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.

         Shares of each Fund will be continuously offered and will be sold by selected broker-dealers who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement. Each Fund bears the expenses of registering its shares with the Commission and with applicable state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to the Underwriting Agreement or "interested persons" of any such party (as defined in the 1940 Act); or (ii) by the vote of a "majority of the outstanding voting securities" of a Fund (as defined in the 1940 Act). In the event that the Underwriting Agreement terminates, all obligations of the Distributor thereunder shall cease, including the Distributor's undertaking to purchase Class X Bonus Shares. For information regarding Class X Bonus Shares and the Distributor's undertaking, see the Company's Prospectus under "How to Buy Shares: Purchase of Class X Shares." The Distributor is not obligated to sell any specific amount of shares of any Fund.

         The following table shows, for the fiscal year ended October 31, 1998, information about the compensation received by the Distributor:

Net Underwriting Commissions
         (portion of initial sales charge retained by Distributor):             $0
Compensation on Redemptions:                                                    $164,020
Brokerage Commissions:                                                          $0
Other Compensation (compensation from Distribution Plans):                      $1,931,094

         For the fiscal year ended October 31, 1998, aggregate underwriting commissions were $2,691,543, of which, as noted above, $0 was retained by the Distributor. For the fiscal period ended October 31, 1997, aggregate underwriting commissions were $90,116, of which $0 was retained by the Distributor.

THE DISTRIBUTION PLANS:

         The Company has adopted separate Distribution and Service plans (commonly referred to as "12b-1 Plans") for Class A, B, C and X shares of each Fund (the "Class A Plan," "Class B Plan," "Class C Plan" and "Class X Plan," individually, and collectively, the "Plans") pursuant to appropriate resolutions of the Directors of the Company and in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. The Plans permit the payment of certain fees to the Distributor for its services and costs in distributing Fund shares and providing for services to shareholder accounts. The Distributor has assigned its right to receive any distribution and service fees under the Class B Plan and the Class X Plan, as well as any contingent deferred sales charge for Class B and Class X shares, to an unaffiliated third party that finances the sale of Class B and Class X shares. Under the terms of the Plans, the Distributor provides to each Fund, for review by the Directors of the Company, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. The Directors of the Company will review such levels of compensation the Plans provide in considering the continued appropriateness of the Plans.

         The following table shows, for the year ended December 31, 1998, the amounts paid by the Funds under each Plan, as well as the nature and amount of the expenditures made under the Plans:

Class A Plan
         Amount Paid by Funds:                       $265,127
         Expenditures:
                  Trail commissions         $268,931
                  Sales literature                   $45,294
                  Prospectus & report printing       $23,322
                  Salaries & direct expenses         $153,458
                  Wholesaler compensation            $116,581

Class B Plan
         Amount Paid by Funds:                       $1,171,019
         Expenditures:
                  Up-front commissions               $18,832,217
                  Sales literature                   $101,357
                  Prospectus & report printing       $52,807
                  Salaries & direct expenses         $347,053
                  Wholesaler compensation            $319,433

Class C Plan
         Amount Paid by Funds:                       $540,302
         Expenditures:
                  Up-front commissions               $1,368,349
                  Trail commissions         $10,529
                  Sales literature                   $46,130
                  Prospectus & report printing       $24,441
                  Salaries & direct expenses         $162,176
                  Wholesaler compensation            $139,784

Class X and New Class X Plan
         Amount Paid by Funds:                       $973,392
         Expenditures:
                  Up-front commissions               $5,941,301
                  Bonus Share purchases              $4,233,768
                  Sales literature                   $85,851
                  Prospectus & report printing       $46,872
                  Salaries & direct expenses         $300,299
                  Wholesaler compensation            $171,099

         The Plans were adopted by a majority vote of the Directors of the Company, including at least a majority of Directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors of the Company identified and considered a number of potential benefits which the Plans may provide, including, but not limited to, the adequate provision for the costs of implementing effective distribution activities in the competitive environment and the availability to shareholders of services provided by representatives who have knowledge of the shareholders' particular circumstances and goals. With respect to the Class X Plan, the Directors considered the possible increase in investor interest and consequent increase in portfolio assets resulting from the use of the fees payable under such plan, in part, to facilitate the Distributor's purchase of additional shares for Class X investors as a bonus. The Directors of the Company believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders in the manner contemplated.

         The Plans, pursuant to their terms, remain in effect from year to year provided such continuance is approved annually by vote of the Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act, and material amendments to the Plans must also be approved by the Directors of the Company in the manner described above. A Plan may be terminated at any time, without payment of a penalty, by vote of the majority of the Directors of the Company who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act. A Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

DEALER COMPENSATION INFORMATION

         In addition to the dealer compensation information described in the Company's Prospectus, the following may be applicable to the purchase of Fund shares.

         Class A Dealer Compensation. The concessions paid to dealers and brokers from the initial sales charge on the sale of Class A shares are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):



                                                  Concession                                     Concession
                                                  (as % of                                       (as % of
Amount of Purchase:                               offering                                       offering
                                                  price)                                         price)
Less than $50,000                                     3.50%                                          5.00%
$50,000 up to $100,000                                3.00%                                          4.25%
$100,000 up to $250,000                               2.50%                                          3.25%
$250,000 up to $500,000                               1.75%                                          2.50%
$500,000 up to $1 million                             1.25%                                          2.00%


         In addition, the Distributor may allocate the entire amount of the initial sales charge for the sale of Class A shares to dealers for all sales occurring during a particular period.

         The Distributor uses distribution and service fees received under the Class A Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. Such compensation generally is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class A shares held in accounts of the dealer or its customers. However, in the case of shares purchased at NAV with a CDSC, the Distributor will pay the dealer of record a sales commission in an amount equal to 0.50% of the amount invested, and the ongoing compensation will not begin until one year after purchase. NAV shares are not subject to the one-year exclusion in cases where the shareholder has made arrangements with the Company and the dealer of record waives the sales commission.

         Class B Dealer Compensation. The Distributor uses distribution and service fees received under the Class B Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. Such compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class B shares (and any shares purchased by the reinvestment of dividends or capital gains) held for over seven years.


         The Distributor normally pays a sales concession of 5.50% (and may pay up to 6.00%) of the purchase price of Class B shares to the dealer from its own resources at the time of the sale.


         Class X Dealer Compensation. The Distributor uses distribution and service fees received under the Class X Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate qualified dealers, brokers, banks and other financial institutions for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Such latter compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class X shares (and any shares purchased by the reinvestment of dividends or capital gains as such shares) held for over seven years.


         The Distributor normally pays a sales concession of 3.00% (and may pay up to 3.50%) of the purchase price of Class X shares to the dealer from its own resources at the time of the sale.


         Class C Dealer Compensation. The Distributor uses distribution and service fees received under the Class C Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. The Distributor currently pays a 1.00% fee to dealers in advance upon sale of Class C shares and retains the fee paid by the Fund in the first year. After the shares have been held for a year, the Distributor pays the fee to dealers on a quarterly basis. Class C shares are not subject to a CDSC in cases where certain shareholders have made arrangements with the Company and the dealer of record waives the 1.00% fee.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value ("NAV") per share of each Fund is determined in the manner described in the Company's Prospectus. Each Fund will determine the NAV of its shares on each day that the New York Stock Exchange (the "NYSE") is open for business. The Directors of the Company and the Trustees of the Trust have each established procedures for valuing the assets of the Funds and Portfolios, respectively. In general, these valuations are based on market quotations. However, in certain circumstances where market quotations are not readily available, assets are valued by methods specified in the procedures that are believed to accurately reflect the assets' fair value.

         Securities held by each Non-Feeder Fund and Portfolio, other than the ASMT JPM Money Market Portfolio (the "Money Market Portfolio"), that are valued based on market quotations will be valued as follows: portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market (including the NASDAQ National Market System) on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Portfolio securities which are traded both "over-the-counter" and on an exchange are valued according to their primary market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of a Fund or Portfolio generally are determined as of such earlier times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which such values usually are determined and the close of the NYSE. If such extraordinary events occur, their effects may not be reflected in the net asset value of a Fund or Portfolio calculated as of the close of the NYSE on that day.

         The NAV per share of the Money Market Portfolio is determined by using the amortized cost method of valuing portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the NAV is affected by unrealized appreciation or depreciation of the Portfolio's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the Portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. In addition, short-term obligations with remaining maturities of less than 60 days that are held by any Fund or Portfolio are valued at amortized cost.

         The amortized method of valuation is intended to permit the Money Market Portfolio to maintain a constant NAV per share of $1.00. No assurances can be given that this can be attained. The Directors of the Company and the Trustees of the Trust, where applicable, periodically review the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Directors of the Company and the Trustees of the Trust, where applicable, will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair value, and (considered highly unlikely by management of the Company and the Trust) redemption of shares in kind (i.e., with portfolio securities).

         A Fund's maximum offering price per Class A share, other than for the ASAF JPM Money Market Fund, is determined by adding the maximum sales charge to the NAV per share. Class A shares of the ASAF JPM Money Market fund, Class B, C and X shares are offered at NAV without the imposition of an initial sales charge.

                          ADDITIONAL INFORMATION ON THE
                        PURCHASE AND REDEMPTION OF SHARES

REDUCTION OR WAIVER OF SALES CHARGES AND CDSC ON CLASS A SHARES:

         The Company's Prospectus under "How to Buy Shares" describes certain reductions and/or waivers of sales charges and CDSC that apply to the purchase of Class A Shares. The following provides more specific information on such reductions or waivers as well as certain additional waivers.

         Waiver of All Class A Sales Charges. No sales charge is imposed on sales of Class A shares for the following investors: (1) the Investment Manager, its parent company, any affiliate or subsidiary of the parent company; (2) present or former officers, directors, trustees and employees (and their parents, spouses and dependent children) of the Company, the Investment Manager (including its parent company or any affiliate or subsidiary of the parent company) or the Sub-advisors, and any retirement plans established by such entities for their employees; (3) accounts with respect to which any person described in (2) above acts as a custodian on behalf of a minor (including Uniform Gift to Minors Act and Uniform Transfer to Minors Act accounts); (4) present partners and employees (and their parents, spouses and dependent children) of the Transfer Agent and the Company's or the Trust's legal counsel and administrator; (5) dealers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (6) employees and registered representatives (and their parents, spouses and dependent children) of dealers or financial institutions that have entered into sales arrangements with such dealers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, spouse, parents of spouse, or minor children); (7) employees (and their parents, spouses and dependent children) of firms providing the Company, the Trust or their affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer-support, marketing, office or other services; (8) any Sub-advisor of the Company or the Trust; and (9) shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party.

         Waiver of Class A CDSC. The Class A CDSC is waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) distributions or loans to participants of qualified retirement plans and other employee benefit plans; (5) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or 403(b)(7) plan equal to the percentage of your plan assets held in Class A shares of the Company; (6) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in class A shares of the Company; (7) the return of excess contributions made to your IRA, SIMPLE IRA, 403(b)(7) plan or 401(k) plan; and (8) where the shareholder has made arrangements with the Company and the dealer of record waives its initial sales commission.

         Combined Purchases. Initial sales charge reductions are available by combining into a single transaction the purchase of Class A shares with the purchase of any other class of shares. Qualifying purchases include: (1) individual purchases by a trustee (or other fiduciary) if the investment is for a single trust estate or single fiduciary account, including an employee benefit plan other than those described above; and (2) purchases by qualified employee benefit plans, other than those described above, of a single employer, or of affiliated employers as defined in the 1940 Act. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

         Rights of Accumulation: Each Fund offers to all qualifying investors certain "rights of accumulation" under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the then current purchase amount plus (b) an amount equal to the then current NAV of the purchaser's holdings of all shares of any Fund of the Company. Acceptance of the purchase order is subject to confirmation of qualification. A qualifying investor's rights of accumulation may be amended or terminated at any time as to subsequent purchases.

         Letter of Intent: Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). In computing the total amount purchased for purposes of determining the applicable sales commission, the offering price of shares currently held in the Funds which were purchased within 90 days from the date of acceptance of the LOI may be used as a credit toward Fund shares to be purchased under the LOI. Class A, B, C and X shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. During the term of an LOI, Boston Financial Data Services, Inc., the Company's transfer agent (the "Transfer Agent"), will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the amount indicated on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not (within twenty days after a written request by the Transfer Agent) pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your registered representative.

SPECIAL REDEMPTIONS:

         Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors of the Company. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash from any one account during any 90-day period up to the lesser of $250,000 or 1% of the NAV of the applicable Fund or Portfolio at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

         A Fund may not suspend a shareholder's right of redemption or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange ("NYSE") is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund or Portfolio of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

         For further information regarding the purchase and redemption of Fund shares, see "How to Buy Shares" and "How to Redeem Shares," respectively, in the Company's Prospectus.

                             PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

         Subject to the supervision of the Directors of the Company and the Trustees of the Trust, where applicable, decisions to buy and sell securities for the Company and the Trust are made for each Non-Feeder Fund and Portfolio by its respective Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Fund or Portfolio to brokers who also provide research or statistical material or other services to the Sub-advisor or the Fund or Portfolio for the use of the applicable Fund or Portfolio and other accounts as to which the Sub-advisor exercises investment discretion. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine. The Sub-advisor will report on allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company or the Trustees of the Trust, where applicable, or, if requested, directly to the Directors or Trustees. These reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Funds, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Fund or Portfolio, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager may direct certain of the Sub-advisors to try to effect a portion of their Fund or Portfolio's investment transactions through broker-dealers that sell shares of the Fund (or corresponding Fund, in the case of the Portfolios), to the extent consistent with best net price available and most favorable execution.

         Subject to the rules promulgated by the Commission, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in amounts and proportions as the Sub-advisor shall determine. The Sub-advisor will report on these allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company or the Trustees of the Trust, where applicable, or, if requested, directly to the Directors or Trustees.

         In selecting a broker to effect each particular transaction, each Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors of the Company and the Trustees of the Trust may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund or Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to the Fund or Portfolio and other accounts as to which the Sub-advisor exercises investment discretion. Accordingly, the amount of the brokerage commission in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. For the period from commencement of operations until October 31, 1997, aggregate brokerage commissions of $3,500 and $17,817 were paid in relation to brokerage transactions of the Company and the Trust, respectively. For the fiscal year ended October 31, 1998, aggregate brokerage commissions of $320,297 and $177,016 were paid in relation to brokerage transactions of the Company and the Trust, respectively. The increase in commissions paid is primarily the result of the increase in the Company's and Trust's net assets and the fact that the figures for the year ended October 31, 1998 reflect a full year of operation.

         During the period ended October 31, 1997, brokerage commissions were paid to certain affiliates of Rowe Price-Fleming International, Inc. by the ASMT
T. Rowe Price International Equity Portfolio in the amount of $54. During the fiscal year ended October 31, 1998, brokerage commissions were paid to certain affiliates of Rowe Price-Fleming International, Inc. by the ASMT T. Rowe Price International Equity Portfolio in the amount of $821. For that period, 2.5% of the total brokerage commissions paid by this Portfolio were paid to the affiliated  brokers,  with  respect  to  transactions  representing  2.8% of the
Portfolio's total dollar amount of transactions involving the payment of commissions. During the fiscal year ended October 31, 1998, brokerage commissions were paid to NationsBanc Montgomery Securities LLC, an affiliate of the former Sub-advisor to the ASAF Oppenheimer Small-Cap Growth Fund, by this Fund in the amount of $3,542. For that period, 7.2% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing 8.8% of the Fund's total dollar amount of transactions involving the payment of commissions. During the fiscal year ended October 31, 1998, brokerage commissions were paid to J.P. Morgan Securities, Inc., an affiliate of American Century Investment Management, Inc., by the ASAF American Century Strategic Balanced Fund in the amount of $735. For that period, 5.4% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing 2.9% of the Fund's total dollar amount of transactions involving the payment of commissions. During the fiscal year ended October 31, 1998, brokerage commissions were paid to Neuberger Berman, LLC, an affiliate of Neuberger Berman Management Inc., by the ASAF Neuberger Berman Mid-Cap Growth Fund in the amount of $1812. For that period, 51.8% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing 58.3% of the Fund's total dollar amount of transactions involving the payment of commissions. During the fiscal year ended October 31, 1998, brokerage commissions were paid to Neuberger Berman, LLC by the ASAF Neuberger Berman Mid-Cap Value Fund in the amount of $688. For that period, 16.4% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing 18.1% of the Fund's total dollar amount of transactions involving the payment of commissions.

ALLOCATION OF INVESTMENTS:

         The Sub-advisors of the Non-Feeder Funds and Portfolios have other advisory clients, some of which have similar investment objectives to one or more of the Funds or Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one Fund or Portfolio. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Fund or Portfolio and the Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Fund or Portfolio and its other clients, including other Funds or Portfolios for which the Sub-advisor provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

         Each Non-Feeder Fund and Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that such a disposition is in the Fund's or Portfolio's best interest. Portfolio turnover rates may increase as a result of the need for a Fund or Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. A high rate of portfolio turnover (generally in excess of 100%)
involves correspondingly higher brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. High portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders. As a result of a change in its portfolio manager, it is expected that the rate of portfolio turnover for the ASAF Founders International Small Capitalization Fund will be significantly higher for the fiscal year ended October 31, 1999 than it has been for prior fiscal periods as reported in the Company's Prospectus under "Financial Highlights."

         A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period. For additional information regarding portfolio turnover, see the Company's Prospectus under "Portfolio Turnover" and "Financial Highlights."

                          ADDITIONAL TAX CONSIDERATIONS

         Federal Income Tax Consequences. Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements (the "Distribution Requirement"). For additional information regarding the Funds' treatment as regulated investment companies under the Code, and certain consequences if such treatment is not accorded any Fund, see the Company's Prospectus under "Dividends, Capital Gains and Taxes."

         Each Fund will be subject to a 4% non-deductible federal excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to avoid liability for such tax by satisfying such distribution requirements.

         Each of the Feeder Funds will invest all of its investable assets in a corresponding Portfolio of the Trust. Each such Fund will be deemed to own a proportionate share of its corresponding Portfolio's assets and income for the purpose of determining whether the Fund qualifies as a regulated investment company. Accordingly, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy applicable tax requirements.

         If a Fund or Portfolio acquires stock in certain non-U.S. corporations ("passive foreign investment companies" or "PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, that Fund (or, in the case of a Portfolio, its corresponding Fund indirectly through its interest in the Portfolio) could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. A certain election (treating the PFIC as a "qualified electing fund") filed with the Fund's federal income tax return may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

         Pursuant to proposed regulations, open-end regulated investment companies such as the Funds would be entitled to avoid the tax consequences described in the previous paragraph by electing to mark-to-market their stock in certain PFICs. Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark to market gains of a prior year for which an election was in effect).

         Gains and losses realized by a Fund (directly, or through its interest in a Portfolio) in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies themselves, or payables or receivables denominated in a foreign currency are generally treated as ordinary income and loss.

         Some Funds, or, in certain cases, the Portfolio in which a Fund may invest its assets, may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund, more than 50% of the value of whose total assets at the close of a taxable year (held directly or indirectly through a corresponding Portfolio) consists of stock or securities in foreign corporations, may elect to "pass-through" these foreign taxes to its shareholders, in which case each shareholder will be required to include its pro rata portion thereof in its gross income but, if it itemizes deductions, will be able to deduct or (subject to various limitations) will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

         Each Fund or Portfolio that invests in zero coupon securities or in other securities with original issue discount (or securities with market discount, if the Fund or Portfolio elects to include market discount in income currently) must accrue such discount income currently even if no corresponding payment is received. However, because income subject to a Fund's Distribution Requirement includes such accrued discount, to satisfy that requirement, a Fund may have to dispose of its (or, as the case may be, its corresponding Portfolio's) securities under disadvantageous circumstances, or borrow, to generate the needed cash.

         Forward currency contracts, options and futures contracts entered into by a Fund or Portfolio may create "straddles" for federal income tax purposes with other such contracts or with securities positions, and this may affect the character and timing of gains or losses realized by the Fund (or, in the case of a Portfolio, by its corresponding Fund) on such contracts, options or securities. Certain straddles treated as short sales for tax purposes may also result in the loss of the holding period of securities included in the straddles for purposes of the 30% of gross income test described above, and therefore, a Fund's or Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

         Certain options, futures and foreign currency contracts held by a Fund or Portfolio at the end of each taxable year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund or Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         If a Fund or Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund (or, in the case of a Portfolio, its corresponding Fund) satisfies the 30% gross income test above. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund or Portfolio will consider whether it should seek to satisfy those requirements to enable the Fund (or, in the case of a Portfolio, its corresponding Fund) to qualify for this treatment for hedging transactions.

         To maintain a constant $1.00 per share NAV, the Directors of the ASAF JPM Money Market Fund (the "Money Market Fund") may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of the Money Market Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated.

         Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Company's Prospectus whether taken in shares or in cash. These distributions will be treated as dividends, but will qualify for the 70% dividends-received deduction for the Fund's corporate shareholders only to the extent designated in a notice to the Fund's shareholders as being attributable to dividends received by the Fund. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         At the time of an investor's purchase of shares of a Fund (other than the Money Market Fund), a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of a Fund, other than the Money Market Fund (including an exchange for other Fund shares), a shareholder may realize a taxable gain or loss. Such gain or loss will be capital if the shares are capital assets in the shareholder's hands and will be long-term or short-term capital gain or loss, depending upon the shareholder's holding period for the shares. A sales charge paid in purchasing shares of a Fund ("load charge") cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the same or another Fund are subsequently acquired without payment of a load charge pursuant to a reinvestment or exchange privilege. Such disregarded load charge will result in an increase in the shareholder's tax basis in the Fund shares subsequently acquired. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If Fund shares are redeemed or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on those shares.

         Each shareholder will be required to furnish its social security or taxpayer identification number and certify that such number is correct and that the shareholder is not subject to back-up withholding for failure to report income to the IRS. Failure to comply with applicable IRS regulations, including the certification procedures described above, may result in the Fund being required to collect back-up withholding at a 31% rate on taxable distributions and redemptions to the shareholder.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The foregoing discussion relates solely to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) generally. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions.

         A foreign shareholder (i.e., a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership) not engaged in a U.S. trade or business with which its investment in a Fund is effectively connected will be subject to federal income tax treatment that is different from that described above. These investors may be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to backup withholding at the rate of 31% on certain other payments from the Fund. Distributions treated as long term capital gains to foreign shareholders will not be subject to federal income tax unless the distributions are effectively connected with the shareholder's U.S. trade or business or, in the case of a non-resident alien individual, the shareholder is present in the U.S. for more than 182 days during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

         State and Local Tax Consequences. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's (or, in the case of a Feeder Fund, its corresponding Portfolio's) portfolio securities. Shareholders should consult their own tax advisers with respect to any state or local taxes.

                         CAPITAL STOCK OF THE COMPANY &
                         PRINCIPAL HOLDERS OF SECURITIES

         Capital Stock. The authorized capital stock of the Company consists of the following shares (par value $.001 per share): ASAF Founders International Small Capitalization Fund (220 million); ASAF T. Rowe Price International Equity Fund (220 million); ASAF AIM International Equity Fund (220 million); ASAF Janus Overseas Growth Fund (220 million); ASAF Janus Small-Cap Growth Fund (260 million); ASAF T. Rowe Price Small Company Value Fund (220 million); ASAF Neuberger Berman Mid-Cap Growth Fund (220 million); ASAF Neuberger Berman Mid-Cap Value Fund (220 million); ASAF Oppenheimer Large-Cap Growth Fund (220 million); ASAF Marsico Capital Growth Fund (220 million); ASAF Janus Capital Growth Fund (220 million); ASAF Bankers Trust Managed Index 500 Fund (220 million); ASAF Lord Abbett Growth and Income Fund (220 million); ASAF MFS Growth with Income Fund (220 million); ASAF INVESCO Equity Income Fund (220 million); ASAF American Century Strategic Balanced Fund (220 million); ASAF Federated High Yield Bond Fund (220 million); ASAF Total Return Bond Fund (220 million); and ASAF JPM Money Market Fund (1.5 billion).

         Description of Shares. The Company currently has nineteen separate series of shares, each of which is divided into Class A, B, C and X shares. The Directors of the Company are authorized to establish, from time to time and without shareholder approval, additional series or classes of shares. The assets of each series of shares belong only to that series, and the liabilities of each series are borne solely by that series and no other. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. Each class of shares, however, bears different sales charges, distribution fees and related expenses, and has exclusive voting rights with respect to its respective 12b-1 Distribution and Service Plan. All shares issued are fully paid, non-assessable and freely transferable, and have no preference, preemptive or similar rights.

         Shareholder Voting and Meetings. The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors. Each shareholder is entitled to one vote for each share (and to the appropriate fractional vote for each fractional share) of the Funds held upon all matters submitted to the shareholders generally. Shareholders of all Funds and classes will vote together as a single class, except when otherwise required by applicable law or as determined by the Directors of the Company; and provided that shareholders of a particular Fund or class shall not be entitled to vote on any matter which does not affect any interest of that Fund or class, except as otherwise required by applicable law. The Directors of the Company do not intend to hold annual meetings of shareholders of the Funds, and will call special meetings of shareholders of a Fund only if required under the 1940 Act and other applicable law, in their discretion or upon written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the Company's outstanding shares.

     The following table lists persons owning more than 5% of any class of the Fund's outstanding shares as of September 27, 1999.

     American Skandia Advisor Funds, Inc., - Report of 5% or Greater Owners

                            As of September 27, 1999

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         Fund and Share Class                     Owner Name                           Address                    Percent
                                                                                                                 Ownership
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ASAF Founders International Small       N/A                              N/A                                             N/A
Capitalization Fund Class A, B, C and
X
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ASAF T. Rowe Price International        Wells Fargo TTEE                 P.O. Box 9800 MAC #2141-028 MTL FD           12.45%
Equity Fund Class A                     American Skandia #5000149000     Calabasas, CA 91372

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ASAF T. Rowe Price International        N/A                              N/A                                             N/A
Equity Fund Class B, C and X
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ASAF Janus Overseas Growth Fund         N/A                              N/A                                             N/A
Class A, B, C and X
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ASAF Janus Small-Cap Growth Fund        N/A                              N/A                                             N/A
Class A, B, C and X
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF T. Rowe Price Small Co. Value
Fund Class A and B                      N/A                              N/A                                             N/A
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF T. Rowe Price Small Co. Value      Attn: Mutual Funds Department    One Commerce Square                           5.71%
Fund Class C                            BHC Securities, Inc.             2005 Market Street, Ste 1200
                                        FAO 18317750                     Philadelphia, PA 19103
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF T. Rowe Price Small Co. Value
Fund Class X                            N/A                              N/A                                             N/A
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Growth    Wells Fargo TTEE                 P.O. Box 9800 MAC #2141-028 MTL FD            7.05%
Fund Class A                            American Skandia #5000149000     Calabasas, CA 91372

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Growth    N/A                              N/A                                             N/A
Fund Class B and C

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Growth    Robert R. Brink & Diana M.       RR Brink Locking Systems Inc PSP              5.37%
Fund Class X                            Ganster & Charles R. Brink       500 Earl Road
                                        TTEES                            Shorewood, IL 60431
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Value     Wells Fargo TTEE                 P.O. Box 9800 MAC #2141-028 MTL FD            5.91%
Fund Class A                            American Skandia #5000149000     Calabasas, CA 91372

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Neuberger Berman Mid-Cap Value     N/A                              N/A                                             N/A
Fund Class B, C and X
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Oppenheimer Large-Cap Growth       N/A                              N/A                                             N/A
Fund Class A, B, C and X
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Marsico Capital Growth Fund        N/A                              N/A                                             N/A
Class A, B, C and X
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Janus Capital Growth Fund          N/A                              N/A                                             N/A
Class A, B, C and X
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Lord Abbett Growth and Income      N/A                              N/A                                             N/A
Fund Class A, B, C and X
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF INVESCO Equity Income Fund         N/A                              N/A                                             N/A
Class A, B, C and X
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF American Century Strategic         N/A                              N/A                                             N/A
Balanced Fund Class A, B, C and X
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Federated High Yield Bond Fund     N/A                              N/A                                             N/A
Class A, B, C and X
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Total Return Bond Fund             N/A                              N/A                                             N/A
Class A and B
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Total Return Bond Fund             Donaldson Lufkin Jenrette        P.O. Box 2052                                 9.57%
Class C                                 Securities Corporation           Jersey City, NJ 07303
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF Total Return Bond Fund             N/A                              N/A                                             N/A
Class X
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF JPM Money Market Fund              Delaware Charter Guar& Trust     1013 Centre Road                              5.12%
Class A                                 Cust                             Wilmington, DE 19805
                                        California Drywall Co 401(k)
--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------

--------------------------------------- -------------------------------- ------------------------------------- --------------
--------------------------------------- -------------------------------- ------------------------------------- --------------
ASAF JPM Money Market Fund              N/A                              N/A                                             N/A
Class B, C and X
--------------------------------------- -------------------------------- ------------------------------------- --------------

                                OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

         Shareholders of each Fund are provided unaudited semi-annual financial statements, as well as year-end financial statements audited by the Company's independent public accountants. Each Fund's financial statements show the investments owned by the Fund or its corresponding Portfolio, where applicable, and the market values thereof. Additionally, each Fund's financial statements provide other information about the Fund and its operations, including in the case of the Feeder Funds, the Fund's beneficial interest in its corresponding Portfolio.

DOMESTIC AND FOREIGN CUSTODIANS:

         pnc Trust Company, located at Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, serves as custodian for all domestic cash and securities holdings of the Funds and Portfolios investing primarily in domestic securities. The Chase Manhattan Bank, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for all cash and securities holdings of the ASAF Founders International Small Capitalization Fund, the ASAF T. Rowe Price International Equity Fund (and corresponding Portfolio), the ASAF AIM International Equity Fund, and the ASAF Janus Overseas Growth Fund, and co-custodian for all foreign securities holdings of the Funds and Portfolios which invest primarily in domestic securities.

TRANSFER AGENT:

         Boston  Financial  Data  Services,   Inc.  (the  "Transfer  Agent,"  as
previously defined), located at Two Heritage Drive, Quincy, Massachusetts 02171, serves as the transfer agent and dividend paying agent for the Company.

INDEPENDENT ACCOUNTANTS:

         PricewaterhouseCoopers LLP, located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, has been selected as the independent certified public accountants of the Company, providing audit services and assistance and consultation with respect to the preparation of filings with the Commission.

Legal Counsel:

         Stradley Ronon Stevens & Young, LLP, located at 2600 Commerce Square, Philadelphia, PA 19103-7098, serves as counsel to the Company. Caplin & Drysdale, located at One Thomas Circle, N.W., Washington, D.C. 20005, and Rogers & Wells, located at 200 Park Avenue, New York, New York 10166, serve as special counsel to the Company on certain tax matters.

REGISTRATION STATEMENT:

         This SAI and the Company's Prospectus do not contain all the information included in the Company's Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the Commission's offices in Washington, D.C. The Commission maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds and Portfolios.

                              FINANCIAL STATEMENTS

         Audited financial  statements of each Fund for the period ended October
31,   1998,    together   with   the   notes   thereto   and   the   report   of
PricewaterhouseCoopers LLP, are attached to this SAI.


                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                                 APRIL 30, 1999
                                  (UNAUDITED)

             ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                        ASAF JANUS SMALL-CAP GROWTH FUND
                  ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND
                 ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                      ASAF FEDERATED HIGH YIELD BOND FUND
                     ASAF OPPENHEIMER LARGE-CAP GROWTH FUND
                    ASAF LORD ABBETT GROWTH AND INCOME FUND
                        ASAF JANUS OVERSEAS GROWTH FUND
                        ASAF MARSICO CAPITAL GROWTH FUND
                   ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND
                    ASAF NEUBERGER BERMAN MID-CAP VALUE FUND

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
FOREIGN STOCK -- 81.3%
  AUSTRIA -- 0.5%
    KTM-Motorradholding AG        700    $   43,760
                                         ----------
  BRAZIL -- 1.1%
    Aracruz Celulose SA [ADR]   4,625        92,500
                                         ----------
  CANADA -- 3.7%
    Cinar Corp. Cl-B*          11,850       247,369
    Dorel Industries, Inc.
      Cl-B*                     3,275        69,714
                                         ----------
                                            317,083
                                         ----------
  DENMARK -- 1.8%
    Kobenhavns Lufthavne AS       760        76,340
    Vestas Wind Systems AS
      144A*                     1,100        75,228
                                         ----------
                                            151,568
                                         ----------
  FINLAND -- 2.3%
    KCI Konecranes
      International PLC           325        12,034
    Raisio Group PLC           20,700       189,432
                                         ----------
                                            201,466
                                         ----------
  FRANCE -- 6.1%
    Altran Technologies SA      1,350       321,354
    Coflexip SA [ADR]           2,600       115,700
    Dassault Systemes SA        1,775        65,406
    Royal Canin SA                375        19,372
                                         ----------
                                            521,832
                                         ----------
  GERMANY -- 10.8%
    Douglas Holding AG          1,700        81,833
    IXOS Software AG*             300        63,477
    Marschollek,
      Lautenschlaeger und
      Partner AG Non-Voting
      Pfd.                        400       224,498
    Porsche AG Pfd.               100       248,619
    PrimaCom AG*                   50         2,037
    Rhoen-Klinikum AG             400        40,202
    Schwarz Pharma AG           1,625        84,584
    Singulus Technologies AG*     550        76,226
    Sixt AG                     1,575       112,474
                                         ----------
                                            933,950
                                         ----------
  GREECE -- 0.5%
    Chipita International SA    1,875        40,258
    Chipita International SA
      Rights*                   1,250         1,688
                                         ----------
                                             41,946
                                         ----------
  IRELAND -- 4.1%
    Esat Telecom Group PLC
      [ADR]*                    2,485       121,454
    Ryanair Holdings PLC
      [ADR]*                    5,200       232,700
                                         ----------
                                            354,154
                                         ----------

                               SHARES         VALUE
---------------------------------------------------
---------------------------------------------------
  ITALY -- 4.0%
    Bulgari SPA                19,775    $  119,250
    Class Editori SPA*          4,025        39,176
    Ducati Motor Holding SPA*   9,575        28,364
    Gruppo Editoriale
      L'Espresso SPA            6,875       100,737
    Industrie Natuzzi SPA
      [ADR]                     3,075        58,809
                                         ----------
                                            346,336
                                         ----------
  JAPAN -- 10.7%
    Fancl Corp.                 1,300       185,152
    Fuji Soft ABC, Inc.         4,900       298,036
    Nippon System Development   5,000       255,527
    Ryohin Keikaku Co. Ltd.     1,000       182,220
                                         ----------
                                            920,935
                                         ----------
  MEXICO -- 0.4%
    Grupo Posadas SA Cl-A*     52,775        35,984
                                         ----------
  NETHERLANDS -- 5.0%
    Beter Bed Holding NV        1,400        40,361
    Grand Hotel Krasnapolsky
      NV                          500        40,097
    Hunter Douglas NV           2,150        83,023
    IHC Caland NV               2,750       124,812
    Nutreco Holding NV          2,700       109,546
    Ordina NV*                  1,500        36,023
                                         ----------
                                            433,862
                                         ----------
  NORWAY -- 1.2%
    Narvesen ASA                  250         6,197
    Tomra Systems ASA           2,425        96,548
                                         ----------
                                            102,745
                                         ----------
  SINGAPORE -- 1.3%
    Natsteel Electronics
      Ltd.*                    32,000       108,178
                                         ----------
  SPAIN -- 3.0%
    Baron de Ley SA*            1,725        59,494
    Tele Pizza SA*             31,725       201,382
                                         ----------
                                            260,876
                                         ----------
  SWEDEN -- 1.0%
    Haldex AB                   2,370        34,096
    Ortivus AB Cl-B*            2,200        14,386
    Semcon AB                   3,950        38,510
                                         ----------
                                             86,992
                                         ----------
  SWITZERLAND -- 2.5%
    Kudelski SA*                   25        97,704
    Logitech International
      SA*                         525        75,865
    Phonak Holding AG              35        42,530
                                         ----------
                                            216,099
                                         ----------

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
  UNITED KINGDOM -- 21.3%
    BTG PLC                     4,600    $   19,812
    Capital Radio PLC           5,425        75,556
    Eidos PLC [ADR]*            6,750       253,969
    Energis PLC*                9,075       243,284
    Filtronic PLC               6,825        94,834
    Flextech PLC*               9,025       130,635
    ICON PLC [ADR]*             3,300        51,975
    Misys PLC                   3,300        31,003
    PizzaExpress PLC           24,525       359,338
    Psion PLC                  19,750       290,170
    Scoot.com PLC*             76,450        54,468
    Select Appointments
      Holdings PLC              8,300       105,441
    Wetherspoon, (J.D.) PLC    25,950       124,719
                                         ----------
                                          1,835,204
                                         ----------
TOTAL FOREIGN STOCK
  (Cost $5,888,655)                       7,005,470
                                         ----------
U.S. STOCK -- 4.4%
  BROADCASTING -- 2.9%
    United International
      Holdings, Inc. Cl-A*      4,200       250,950
                                         ----------
  CONSTRUCTION -- 1.5%
    Stolt Comex Seaway SA*     10,550       131,875
                                         ----------
TOTAL U.S. STOCK
  (Cost $248,629)                           382,825
                                         ----------
                                PAR
                               (000)
                               ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.8%
    Federal Home Loan Bank,
      4.85%, 05/03/99
  (Cost $1,101,703)            $1,102     1,101,703
                                         ----------
TOTAL INVESTMENTS -- 98.5%
  (Cost $7,238,987)                       8,489,998
OTHER ASSETS LESS LIABILITIES -- 1.5%       127,696
                                         ----------
NET ASSETS -- 100.0%                     $8,617,694
                                         ==========

Foreign currency exchange contracts outstanding at April 30, 1999:

SETTLEMENT           CONTRACTS TO     IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH        TYPE       DELIVER           FOR       AT VALUE     APPRECIATION
------------------------------------------------------------------------------
05/99        Sell       EUR  29,162     $30,927      $30,860         $67
                                        =======      =======         ===

-------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of April 30, 1999. Percentages are based on net assets.

                 INDUSTRY
-------------------------------------------
Aerospace                                     3.7%
Airlines                                      3.6%
Automobile Manufacturers                      5.0%
Automotive Parts                              0.4%
Beverages                                     1.2%

Broadcasting                                  3.0%
Business Services                             2.1%
Computer Hardware                             4.3%
Computer Services & Software                 11.2%
Consumer Products & Services                  3.9%
Electronic Components & Equipment             4.2%
Entertainment & Leisure                       2.9%
Food                                          4.2%
Furniture                                     0.7%
Hotels & Motels                               0.9%
Insurance                                     2.6%
Machinery & Equipment                         1.3%
Medical Supplies & Equipment                  1.1%
Miscellaneous                                 0.2%
Oil & Gas                                     1.3%
Paper & Forest Products                       1.1%
Pharmaceuticals                               1.6%
Printing & Publishing                         1.6%
Restaurants                                   6.5%
Retail & Merchandising                        6.0%
Telecommunications                            5.3%
Transportation                                1.4%
                                             -----
TOTAL                                        81.3%
                                             =====

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 0.9% of net assets.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS
SMALL-CAP GROWTH FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
COMMON STOCK -- 78.1%
  ADVERTISING -- 5.4%
    DoubleClick, Inc.*         6,900    $   964,706
    Lamar Advertising Co.*    18,055        607,099
    Modem Media Poppe Tyson,
      Inc.*                    1,070         37,717
    TMP Worldwide, Inc.*       9,400        632,150
    Xoom.com, Inc.*            3,860        270,200
                                        -----------
                                          2,511,872
                                        -----------
  AEROSPACE -- 0.5%
    Aviation Sales Co.*        5,610        224,400
                                        -----------
  AUTOMOTIVE PARTS -- 0.4%
    Autoweb.com, Inc.*         6,930        181,046
                                        -----------
  BROADCASTING -- 3.2%
    ACTV, Inc.*               26,990        428,466
    Citadel Communications
      Corp.*                  15,840        443,520
    Cox Radio, Inc. Cl-A*      8,805        429,244
    Entercom Communications
      Corp.*                   5,200        193,050
                                        -----------
                                          1,494,280
                                        -----------
  BUSINESS SERVICES -- 2.0%
    Charles River
      Associates, Inc.*        3,060         67,320
    Critical Path, Inc.*       2,425        241,287
    Pegasus Systems, Inc.*     7,775        363,481
    SoftNet Systems, Inc.*     8,265        269,646
                                        -----------
                                            941,734
                                        -----------
  CAPITAL GOODS -- 0.5%
    Mettler-Toledo
      International, Inc.*     8,155        213,049
                                        -----------
  COMPUTER HARDWARE -- 1.1%
    Insight Enterprises,
      Inc.*                   18,967        512,109
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 23.3%
    AppliedTheory Corp.*       1,605         32,902
    Autobytel.com, Inc.*       1,915         57,450
    Beyond.com Corp.*         16,290        479,537
    Bottomline Technologies,
      Inc.*                    6,270        366,795
    Brio Technology, Inc.*    11,725        164,150
    Check Point Software
      Technologies Ltd.*       5,090        179,422
    CheckFree Holdings
      Corp.*                  12,660        607,680
    CIBER, Inc.*               8,750        165,156
    Concentric Network
      Corp.*                  11,970        999,495
    ECsoft Group PLC [ADR]*    7,020        121,972
    Engineering Animation,
      Inc.*                   14,600        217,175
    Exodus Communications,
      Inc.*                    6,570        592,121

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
    Extreme Networks, Inc.*    6,310    $   349,811
    Globix Corp.*             24,050      1,127,344
    Informatica Corp.*         8,370        236,452
    Intraware, Inc.*           4,430        135,669
    ISS Group, Inc.*           1,885        100,023
    iVillage, Inc.*            1,700        134,300
    Launch Media, Inc.*        5,805        146,576
    MiningCo.com, Inc.*        1,280         83,840
    Mpath Interactive, Inc.*   4,240        166,950
    Net Perceptions, Inc.*     1,915         50,508
    NetGravity, Inc.*          5,450        220,384
    pcOrder.com, Inc.*         6,265        387,255
    Prodigy Communications
      Corp.*                   2,475         66,516
    Razorfish, Inc.*           6,225        270,788
    Safeguard Scientifics,
      Inc.*                    5,870        475,470
    SIPEX Corp.*               8,230        115,220
    Sykes Enterprises, Inc.*   8,230        168,715
    USinternetworking, Inc.*   4,515        230,829
    Verio, Inc.*              17,140      1,216,940
    VerticalNet, Inc.*         9,485      1,076,548
    Vignette Corp.*              415         39,425
    WebTrends Corp.*           1,180         62,688
                                        -----------
                                         10,846,106
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 0.9%
    Action Performance
      Companies, Inc.*         8,410        284,889
    Bally Total Fitness
      Holding Corp.*           5,085        123,311
                                        -----------
                                            408,200
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%
    Applied Micro Circuits
      Corp.*                   6,345        338,268
    Dionex Corp.*              2,815        115,415
    Galileo Technology Ltd.*   8,575        197,225
    Gemstar International
      Group Ltd.*              4,230        445,736
    Pittway Corp. Cl-A        11,585        305,554
    RF Micro Devices, Inc.*    8,740        488,348
    Sawtek, Inc.*              9,615        338,929
    Zoran Corp.*              13,205        142,779
                                        -----------
                                          2,372,254
                                        -----------
  ENTERTAINMENT & LEISURE -- 4.0%
    Championship Auto Racing
      Teams, Inc.*             4,135        127,410
    Playboy Enterprises,
      Inc. Cl-B*              13,045        419,886
    Premier Parks, Inc.*       8,680        300,003
    SFX Entertainment, Inc.
      Cl-A*                   16,370      1,010,848
                                        -----------
                                          1,858,147
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
FINANCIAL -- BANK & TRUST -- 0.1%
    Carolina First Corp.       1,670    $    45,090
                                        -----------
  FINANCIAL SERVICES -- 1.1%
    Doral Financial Corp.      9,355        164,882
    Investors Financial
      Service Corp.            4,230        153,866
    Knight/Trimark Group,
      Inc.*                    1,350        206,803
                                        -----------
                                            525,551
                                        -----------
  FOOD -- 1.0%
    Whole Foods Market,
      Inc.*                   11,800        460,200
                                        -----------
  HEALTHCARE SERVICES -- 2.0%
    Accredo Health, Inc.       7,485        165,606
    Apria Healthcare Group,
      Inc.*                   22,115        345,547
    InfoCure Corp.*            3,540         93,146
    Mediconsult.com, Inc.*     7,485         89,352
    Osteotech, Inc.*           7,007        253,128
                                        -----------
                                            946,779
                                        -----------
  INSURANCE -- 1.1%
    Blanch, (E.W.) Holdings,
      Inc.                     4,675        275,241
    StanCorp Financial
      Group, Inc.              9,330        224,503
                                        -----------
                                            499,744
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 0.7%
    Laser Vision Centers,
      Inc.*                    2,395        100,889
    Schein, (Henry), Inc.*     9,195        240,794
                                        -----------
                                            341,683
                                        -----------
  PERSONAL SERVICES -- 0.9%
    Career Education Corp.*    6,835        228,973
    Corinthian Colleges,
      Inc.*                    3,415         55,921
    ITT Educational
      Services, Inc.*          4,920        120,848
                                        -----------
                                            405,742
                                        -----------
  PHARMACEUTICALS -- 3.5%
    Abgenix, Inc.*             1,135         16,599
    Alkermes, Inc.*            1,210         32,368
    ChiRex, Inc.*              9,800        254,800
    Enzon, Inc.*              59,590        774,670
    MedImmune, Inc.*           3,795        209,199
    QLT PhotoTherapeutics,
      Inc.*                    7,175        327,808
                                        -----------
                                          1,615,444
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  PRINTING & PUBLISHING -- 1.8%
    Valassis Communications,
      Inc.*                   14,680    $   822,080
                                        -----------
  RETAIL & MERCHANDISING -- 2.8%
    Ames Department Stores,
      Inc.*                   12,250        427,984
    Rent-Way, Inc.*           13,880        378,230
    School Specialty, Inc.*   25,740        485,843
                                        -----------
                                          1,292,057
                                        -----------
  SEMICONDUCTORS -- 5.3%
    Alpha Industries, Inc.*   18,737        660,479
    ATMI, Inc.*               21,930        504,390
    hi/fn, Inc.*               2,735        147,690
    NVIDIA Corp.*             10,315        188,249
    SDL, Inc.*                 9,000        983,250
                                        -----------
                                          2,484,058
                                        -----------
  TELECOMMUNICATIONS -- 11.3%
    Advanced Radio Telecom
      Corp.*                   4,485         59,426
    Allegiance Telecom,
      Inc.*                    6,150        282,900
    Catapult Communications
      Corp.*                   1,825         28,402
    Com21, Inc.*              11,695        364,007
    Digital Microwave Corp.*  33,215        423,491
    DSP Communications,
      Inc.*                    2,405         65,536
    GeoTel Communications
      Corp.*                   5,870        330,188
    Gilat Satellite Networks
      Ltd.*                    6,580        342,160
    Hyperion
      Telecommunications,
      Inc. Cl-A*              20,440        255,500
    TCA Cable TV, Inc.        27,380      1,363,866
    Terayon Communication
      Systems, Inc.*           9,980        402,943
    Viatel, Inc.*             21,390        983,940
    WinStar Communications,
      Inc.*                    7,690        373,926
                                        -----------
                                          5,276,285
                                        -----------
  UTILITIES -- 0.1%
    Avista Corp.*              3,555         53,325
                                        -----------
TOTAL COMMON STOCK
  (Cost $29,518,294)                     36,331,235
                                        -----------
FOREIGN STOCK -- 1.1%
  AUTOMOBILE MANUFACTURERS -- 0.1%
    Ducati Motor Holding
      SPA -- (ITL)*           17,757         52,601
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS
SMALL-CAP GROWTH FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
    Cogeco Cable,
      Inc. -- (CAD)*           9,009    $   182,492
    Moffat Communications
      Ltd. -- (CAD)*          22,111        296,066
                                        -----------
                                            478,558
                                        -----------
TOTAL FOREIGN STOCK
  (Cost $447,496)                           531,159
                                        -----------
                                 PAR
                               (000)
                              ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.9%
    Federal Home Loan
      Mortgage Corp. 4.82%,
      05/03/99
  (Cost $8,797,644)           $8,800      8,797,644
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment
      Cash Fund               18,115    $    18,115
    Temporary Investment
      Fund                    18,114         18,114
                                        -----------
  (Cost $36,229)                             36,229
                                        -----------

TOTAL INVESTMENTS -- 98.2%
  (Cost $38,799,663)                     45,696,267
OTHER ASSETS LESS
  LIABILITIES -- 1.8%                       811,744
                                        -----------
NET ASSETS -- 100.0%                    $46,508,011
                                        ===========

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
COMMON STOCK -- 91.8%
  AIRLINES -- 1.7%
    Midwest Express
      Holdings, Inc.*          29,000    $   906,250
                                         -----------
  AUTOMOTIVE PARTS -- 2.3%
    Myers Industries, Inc.     23,200        524,900
    OEA, Inc.                  43,500        426,844
    TBC Corp.*                 36,600        283,650
                                         -----------
                                           1,235,394
                                         -----------
  BUILDING MATERIALS -- 11.0%
    Cameron Ashley
      Building Products,
      Inc.*                    38,700        425,700
    Giant Cement Holding,
      Inc.*                    15,400        340,725
    Gibraltar Steel Corp.      23,200        543,750
    Holophane Corp.*           23,200        598,850
    Juno Lighting, Inc.        29,000        659,750
    Lone Star
      Technologies, Inc.*      30,900        531,094
    Modine Manufacturing
      Co.                      21,200        662,500
    Republic Group, Inc.       34,800        609,000
    Skyline Corp.              19,400        568,662
    Synthetic Industries,
      Inc.*                    34,800        689,475
    Thomas Industries,
      Inc.                     21,300        423,337
                                         -----------
                                           6,052,843
                                         -----------
  BUSINESS SERVICES --1.6%
    Grey Advertising, Inc.      1,350        435,966
    IT Group, Inc.*            29,100        431,044
                                         -----------
                                             867,010
                                         -----------
  CHEMICALS -- 2.7%
    Furon Co.                  44,500        795,437
    Schulman, (A.), Inc.       23,200        406,000
    TETRA Technologies,
      Inc.*                    28,300        265,312
                                         -----------
                                           1,466,749
                                         -----------
  CLOTHING & APPAREL -- 0.7%
    Dan River, Inc. Cl-A*      38,700        377,325
                                         -----------
  COMPUTER HARDWARE -- 0.8%
    Analogic Corp.             11,300        415,275
                                         -----------
  COMPUTER SERVICES & SOFTWARE -- 2.1%
    Analysts International
      Corp.                    30,900        401,700
    CompuCom Systems,
      Inc.*                    77,500        234,922
    SPSS, Inc.*                29,000        500,250
                                         -----------
                                           1,136,872
                                         -----------
  CONSUMER PRODUCTS & SERVICES -- 0.9%
    Culp, Inc.                 27,100        223,575
    Packaged Ice, Inc.*        48,400        290,400
                                         -----------
                                             513,975
                                         -----------

                               SHARES          VALUE
----------------------------------------------------
----------------------------------------------------
  CONTAINERS & PACKAGING -- 4.4%
    Aptargroup, Inc.           23,200    $   649,600
    Ivex Packaging Corp.*      34,800        685,125
    Liqui-Box Corp.            10,000        523,750
    Shorewood Packaging
      Corp.*                   29,000        572,750
                                         -----------
                                           2,431,225
                                         -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 9.8%
    Electro Rental Corp.*      58,000        659,750
    Franklin Electric Co.,
      Inc.                      7,700        481,250
    Landauer, Inc.             13,500        364,500
    Littelfuse, Inc.*          38,700        778,837
    Methode Electronics,
      Inc. Cl-A                48,300        718,462
    Nichols Research
      Corp.*                   25,200        532,350
    Optical Coating
      Laboratory, Inc.         20,000      1,232,500
    Pioneer-Standard
      Electronics, Inc.        25,200        211,050
    Scotsman Industries,
      Inc.                     19,400        391,637
                                         -----------
                                           5,370,336
                                         -----------
  ENVIRONMENTAL SERVICES -- 1.2%
    Newpark Resources,
      Inc.*                    65,800        604,537
    Waterlink, Inc.*           17,900         69,362
                                         -----------
                                             673,899
                                         -----------
  EQUIPMENT SERVICES -- 2.3%
    Cort Business Services
      Corp.*                   27,100        624,994
    Unifirst Corp.             15,100        263,306
    VWR Scientific
      Products, Inc.*          15,400        394,625
                                         -----------
                                           1,282,925
                                         -----------
  FINANCIAL -- BANK & TRUST -- 3.3%
    Community First
      Bankshares, Inc.         29,000        592,688
    First Republic Bank*       23,200        597,400
    Silicon Valley
      Bancshares*              34,800        611,175
                                         -----------
                                           1,801,263
                                         -----------
  FINANCIAL SERVICES -- 3.7%
    Allied Capital Corp.       43,500        783,000
    AMRESCO, Inc.*             25,200        163,800
    First Financial Fund,
      Inc.**                   48,553        418,770
    Medallion Financial
      Corp.                    17,300        291,938
    Triad Guaranty, Inc.*      23,200        365,400
                                         -----------
                                           2,022,908
                                         -----------
  FOOD -- 0.3%
    Richfood Holdings,
      Inc.                     14,400        180,000
                                         -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
  INSURANCE -- 5.3%
    Brown & Brown, Inc.        30,900    $ 1,010,044
    Markel Corp.*               3,500        652,750
    Medical Assurance,
      Inc.*                    21,500        591,250
    Presidential Life
      Corp.                    23,100        414,356
    PXRE Corp.                 13,600        258,400
                                         -----------
                                           2,926,800
                                         -----------
  LUMBER & WOOD PRODUCTS -- 0.8%
    Deltic Timber Corp.        15,400        427,350
                                         -----------
  MACHINERY & EQUIPMENT -- 4.1%
    Alamo Group, Inc.           9,200         86,825
    Carbo Ceramics, Inc.       18,500        455,563
    Smith, (A.O.) Corp.        27,100        684,275
    TransTechnology Corp.      27,100        519,981
    Woodward Governor Co.      20,200        499,950
                                         -----------
                                           2,246,594
                                         -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Lunar Corp.*               19,200        134,400
    Owens & Minor, Inc.        48,500        478,938
                                         -----------
                                             613,338
                                         -----------
  METALS & MINING -- 2.4%
    Cambior, Inc.              17,300         70,281
    Golden Star Resources
      Ltd.*                    23,200         18,850
    Homestake Mining Co.       29,000        277,313
    Layne Christensen Co.*     23,200        156,600
    Material Sciences
      Corp.*                   29,000        304,500
    Penn Virginia Corp.        25,200        497,700
                                         -----------
                                           1,325,244
                                         -----------
  OFFICE EQUIPMENT -- 4.3%
    Aaron Rents, Inc. Cl-A     10,400        148,200
    Aaron Rents, Inc. Cl-B     28,200        468,825
    CompX International,
      Inc.*                    37,000        555,000
    IDEX Corp.                 27,100        723,231
    McGrath Rentcorp           23,000        437,000
                                         -----------
                                           2,332,256
                                         -----------
  OIL & GAS -- 2.8%
    Chieftain
      International, Inc.*     38,700        699,019
    Cross Timbers Oil Co.      48,300        528,281
    Devon Energy Corp.          9,600        319,200
                                         -----------
                                           1,546,500
                                         -----------
  PAPER & FOREST PRODUCTS -- 1.3%
    CSS Industries, Inc.*       9,700        244,925
    Wausau-Mosinee Paper
      Corp.                    27,080        446,820
                                         -----------
                                             691,745
                                         -----------

                               SHARES          VALUE
----------------------------------------------------
----------------------------------------------------
  PERSONAL
    SERVICES -- 1.6%
    Matthews International
      Corp. Cl-A               32,900    $   875,963
                                         -----------
  PHARMACEUTICALS -- 0.7%
    Coulter
      Pharmaceutical,
      Inc.*                    19,400        390,425
                                         -----------
  REAL ESTATE -- 4.4%
    Glenborough Realty
      Trust, Inc. [REIT]       38,700        665,156
    Innkeepers USA Trust
      [REIT]                   39,000        402,188
    National Health
      Investors, Inc.
      [REIT]                    9,600        241,200
    Pacific Gulf
      Properties, Inc.
      [REIT]                   19,400        403,763
    Sun Communities, Inc.
      [REIT]                   19,400        679,000
                                         -----------
                                           2,391,307
                                         -----------
  RESTAURANTS -- 3.2%
    Consolidated Products,
      Inc.*                    43,500        785,710
    Ruby Tuesday, Inc.         54,100        987,325
                                         -----------
                                           1,773,035
                                         -----------
  RETAIL & MERCHANDISING -- 4.7%
    Bon-Ton Stores, Inc.*      37,700        233,269
    Casey's General
      Stores, Inc.             38,700        512,775
    Fred's, Inc.               25,200        294,525
    Goody's Family
      Clothing*                28,900        260,100
    Hancock Fabrics, Inc.      38,700        244,294
    Jo-Ann Stores, Inc.
      Cl-B*                    25,200        303,975
    Stein Mart, Inc.*          72,500        725,000
                                         -----------
                                           2,573,938
                                         -----------
TELECOMMUNICATIONS -- 0.8%
    Aliant Communications,
      Inc.                      9,600        424,800
                                         -----------
  TRANSPORTATION -- 1.9%
    Hub Group, Inc. Cl-A*      15,400        350,350
    Landstar Systems,
      Inc.*                    17,500        681,406
                                         -----------
                                           1,031,756
                                         -----------
  UTILITIES -- 3.6%
    Black Hills Corp.          26,000        588,250
    Cleco Corp.                19,400        598,975
    United Water
      Resources, Inc.          38,700        805,444
                                         -----------
                                           1,992,669
                                         -----------
TOTAL COMMON STOCK
  (Cost $54,596,772)                      50,297,969
                                         -----------

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
PREFERRED STOCK -- 0.3%
  OIL & GAS
    Cross Timbers Oil Co.
      $1.5625 Cl-A [CVT]
  (Cost $214,709)               6,200    $   172,050
                                         -----------
                               PAR
                              (000)
                            ---------
COMMERCIAL PAPER -- 5.1%
     Asset Securitization
      Cooperation Corp.+
      4.79%, 06/02/99       $   2,000      1,991,484
    Duke Energy Corp.
      4.90%, 05/03/99             800        799,782
                                         -----------
  (Cost $2,791,266)                        2,791,266
                                         -----------
----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.8%
     Temporary Investment
       Cash Fund
  (Cost $1,560,654)         1,560,654    $ 1,560,654
                                         -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $59,163,401)                      54,821,939
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- 0.0%                       (20,224)
                                         -----------
NET ASSETS -- 100.0%                     $54,801,715
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
 * Non-income producing security.
** Closed-end fund.
 + Security is restricted to resale and may not be resold except to qualified institutional buyers. At the end of the period, this security amounted to 3.6% of net assets.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

------------------------------------------------------
                                 SHARES          VALUE
------------------------------------------------------
COMMON STOCK -- 58.7%
  AEROSPACE -- 2.7%
    Cordant Technologies,
      Inc.                     6,300       $   290,587
    General Dynamics
      Corp.                    2,500           175,625
    Goodrich, (B.F.) Co.      10,300           409,425
    Gulfstream Aerospace
      Corp.*                     700            34,125
    United Technologies
      Corp.                    7,000         1,014,125
                                           -----------
                                             1,923,887
                                           -----------
  AIRLINES -- 0.1%
    AMR Corp.*                   600            41,887
    Delta Air Lines, Inc.        300            19,031
    US Airways Group,
      Inc.*                      300            16,331
                                           -----------
                                                77,249
                                           -----------
  AUTOMOBILE MANUFACTURERS -- 2.2%
    DaimlerChrysler AG*        2,300           225,831
    Ford Motor Co.            17,500         1,118,906
    General Motors Corp.       2,100           186,769
                                           -----------
                                             1,531,506
                                           -----------
  BEVERAGES -- 0.1%
    Anheuser-Busch
      Companies, Inc.            500            36,562
    Coors, (Adolph) Co.
      Cl-B                       600            32,100
                                           -----------
                                                68,662
                                           -----------
  BROADCASTING -- 0.4%
    CBS Corp.                  5,600           255,150
                                           -----------
  BUILDING MATERIALS -- 0.7%
    Centex Construction
      Products, Inc.           1,500            53,062
    Lafarge Corp.              5,000           169,062
    Lone Star Industries,
      Inc.                     1,900            67,806
    Owens Corning              3,600           128,250
    Southdown, Inc.            1,200            76,875
                                           -----------
                                               495,055
                                           -----------
  CHEMICALS -- 1.1%
    Dexter Corp.               3,300           135,506
    Dow Chemical Co.           2,900           380,444
    DuPont, (E.I.) de
      Nemours & Co.            4,100           289,562
                                           -----------
                                               805,512
                                           -----------
  CLOTHING & APPAREL -- 0.3%
    Tommy Hilfiger Corp.*      1,300            90,837
    VF Corp.                   2,600           133,900
                                           -----------
                                               224,737
                                           -----------

                                 SHARES          VALUE
------------------------------------------------------
------------------------------------------------------
  COMPUTER HARDWARE -- 3.4%
    Apple Computer, Inc.*     16,200       $   745,200
    Dell Computer Corp.*       8,500           350,094
    EMC Corp.*                   200            21,787
    Gateway 2000, Inc.*        1,600           105,900
    Hewlett-Packard Co.        8,800           694,100
    International
      Business Machines
      Corp.                    2,200           460,212
                                           -----------
                                             2,377,293
                                           -----------
  COMPUTER SERVICES & SOFTWARE -- 5.9%
    America Online, Inc.*      4,700           670,925
    Cisco Systems, Inc.*       4,100           467,656
    Compuware Corp.*           5,100           124,312
    Comverse Technology,
      Inc.*                    3,150           201,994
    Keane, Inc.*               2,700            66,994
    Mastech Corp.*             2,300            33,781
    Microsoft Corp.*          23,600         1,918,975
    NCR Corp.*                 4,100           168,100
    Oracle Corp.*              2,500            67,656
    Sterling Software,
      Inc.*                    6,700           138,606
    Unisys Corp.*             11,100           348,956
                                           -----------
                                             4,207,955
                                           -----------
  CONGLOMERATES -- 0.7%
    Ogden Corp.                  500            12,906
    Philip Morris
      Companies, Inc.          6,300           220,894
    Tyco International
      Ltd.                     3,400           276,250
                                           -----------
                                               510,050
                                           -----------
  CONSTRUCTION -- 0.7%
    Centex Corp.               3,200           117,000
    Fleetwood
      Enterprises, Inc.        3,000            74,062
    Horton, (D.R.), Inc.       5,500           106,219
    Kaufman & Broad Home
      Corp.                    2,500            60,781
    Lennar Corp.                 400             9,675
    Pulte Corp.                4,200            95,025
                                           -----------
                                               462,762
                                           -----------
  CONSUMER PRODUCTS & SERVICES -- 2.2%
    Avon Products, Inc.          500            27,156
    Clorox Co.                   400            46,150
    Department 56, Inc.*         300             8,119
    Eastman Kodak Co.          7,300           544,762
    Fortune Brands, Inc.       2,000            79,000
    Nature's Sunshine
      Products, Inc.           1,300            13,894
    Premark
      International, Inc.      7,400           272,412
    Procter & Gamble Co.         800            75,050
    Tupperware Corp.           2,300            54,481
    Unilever NV                2,800           181,825
    Universal Corp.*           3,900            99,206
    Whirlpool Corp.            2,100           139,387
                                           -----------
                                             1,541,442
                                           -----------

------------------------------------------------------
                                 SHARES          VALUE
------------------------------------------------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    EG&G, Inc.                 1,900       $    59,375
    General Electric Co.       6,600           696,300
    Rockwell
      International Corp.      1,600            82,600
    Teleflex, Inc.             1,100            47,919
                                           -----------
                                               886,194
                                           -----------
  ENTERTAINMENT & LEISURE -- 0.5%
    Anchor Gaming*             1,400            66,150
    International Game
      Technology               1,300            23,075
    Viacom, Inc. Cl-B*         7,300           298,387
                                           -----------
                                               387,612

                                           -----------
  EQUIPMENT SERVICES -- 0.3%
    Hertz Corp. Cl-A           3,200           191,000
                                           -----------
  FINANCIAL -- BANK & TRUST -- 5.0%
    BankAmerica Corp.          6,100           439,113
    Bank One Corp.            11,600           684,400
    Chase Manhattan Corp.     18,800         1,555,700
    City National Corp.        1,000            38,625
    First Union Corp.         12,900           714,337
    GreenPoint Financial
      Corp.                    1,300            45,500
    Wells Fargo & Co.          1,600            69,100
                                           -----------
                                             3,546,775
                                           -----------
  FINANCIAL SERVICES -- 4.2%
    Citigroup, Inc.              400            30,100
    Concord EFS, Inc.*           500            16,687
    Deluxe Corp.              13,200           457,050
    Fannie Mae                10,600           751,937
    Freddie Mac                5,400           338,850
    Lehman Brothers
      Holdings, Inc.           2,800           155,575
    Merrill Lynch & Co.,
      Inc.                     3,400           285,387
    Morgan Stanley, Dean
      Witter & Co.             8,900           882,769
    Paine Webber Group,
      Inc.                       500            23,469
                                           -----------
                                             2,941,824
                                           -----------
  FOOD -- 1.3%
    ConAgra, Inc.              3,900            97,012
    Earthgrains Co.            3,400            72,038
    General Mills, Inc.          800            58,500
    Hormel Foods Corp.         1,700            62,475
    IBP, Inc.                  3,400            68,850
    Quaker Oats Co.            6,800           439,025
    Suiza Foods Corp.*         3,300           123,956
                                           -----------
                                               921,856
                                           -----------
  HEALTHCARE SERVICES -- 1.1%
    Amgen, Inc.*               8,600           528,363
    Herbalife
      International, Inc.      1,700            17,638

                                 SHARES          VALUE
------------------------------------------------------
------------------------------------------------------
    McKesson HBOC, Inc.          800       $    28,000
    PacifiCare Health
      Systems, Inc. Cl-B*      2,600           207,431
                                           -----------
                                               781,432
                                           -----------
  INSURANCE -- 4.0%
    Allstate Corp.            15,200           552,900
    Arthur J. Gallagher &
      Co.                      3,300           156,750
    Conseco, Inc.              3,900           123,094
    Fidelity National
      Financial, Inc.          9,000           164,250
    First American
      Financial Corp.          9,400           168,025
    LandAmerica Financial
      Group, Inc.              4,100           114,800
    Lincoln National
      Corp.                   10,900         1,047,081
    Loews Corp.                4,400           322,025
    The Equitable
      Companies, Inc.          2,300           154,819
                                           -----------
                                             2,803,744
                                           -----------
  MACHINERY & EQUIPMENT -- 0.6%
    Ingersoll-Rand Co.         5,800           401,288
    McDermott
      International, Inc.      1,300            37,700
                                           -----------
                                               438,988
                                           -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Hillenbrand
      Industries, Inc.         4,900           229,994
    Johnson & Johnson Co.      3,400           331,500
    VISX, Inc.*                2,200           283,250
                                           -----------
                                               844,744
                                           -----------
  METALS & MINING -- 0.1%
    Alcoa, Inc.                  600            37,350
    USX-U.S. Steel Group,
      Inc.                       800            24,200
                                           -----------
                                                61,550
                                           -----------
  OFFICE EQUIPMENT -- 0.1%
    Herman Miller, Inc.        2,100            41,869
                                           -----------
  OIL & GAS -- 2.6%
    Anadarko Petroleum
      Corp.                      300            11,381
    Apache Corp.               3,200            98,200
    Burlington Resources,
      Inc.                     1,300            59,881
    Exxon Corp.                4,000           332,250
    K N Energy, Inc.           2,800            57,750
    Mobil Corp.                6,700           701,825
    Occidental Petroleum
      Corp.                    2,600            52,488
    Sempra Energy              6,400           132,800
    Sunoco, Inc.               2,500            89,375
    Texaco, Inc.               1,700           106,675

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

------------------------------------------------------
                                 SHARES          VALUE
------------------------------------------------------
    Tidewater, Inc.            3,800       $   100,700
    Union Pacific
      Resources Group,
      Inc.                     5,100            71,400
                                           -----------
                                             1,814,725
                                           -----------
  PHARMACEUTICALS -- 3.6%
    Andrx Corp.*                 900            70,875
    Bristol-Meyers Squibb
      Co.                      5,700           362,306
    Genentech, Inc.*           6,700           566,988
    Lilly, (Eli) & Co.         2,900           213,513
    Medicis
      Pharmaceutical
      Corp. Cl-A*              2,200            53,488
    Merck & Co., Inc.          1,800           126,450
    Pfizer, Inc.               1,200           138,075
    Roberts
      Pharmaceutical
      Corp.*                   1,200            20,400
    Schering-Plough Corp.     13,200           637,725
    Warner-Lambert Co.         5,800           394,038
                                           -----------
                                             2,583,858
                                           -----------
  PRINTING & PUBLISHING -- 0.1%
    Lexmark International
      Group, Inc. Cl-A*          800            98,800
                                           -----------
  RETAIL & MERCHANDISING -- 1.7%
    Amazon.com, Inc.*            600           103,238
    Home Depot, Inc.           2,900           173,819
    The Neiman Marcus
      Group, Inc.*             1,400            33,688
    Wal-Mart Stores, Inc.     17,300           795,800
    Zale Corp.*                3,000           113,438
                                           -----------
                                             1,219,983
                                           -----------
  SEMICONDUCTORS -- 1.8%
    Intel Corp.               21,300         1,303,294
                                           -----------
  TELECOMMUNICATIONS -- 6.7%
    AirTouch
      Communications,
      Inc.*                    1,200           112,050
    Ameritech Corp.            6,000           410,625
    AT&T Corp.                14,400           727,200
    Bell Atlantic Corp.        3,000           172,875
    BellSouth Corp.           23,100         1,033,725
    Cablevision Systems
      Corp. Cl-A*                300            23,212
    GTE Corp.                  4,700           314,606
    Lucent Technologies,
      Inc.                    10,900           655,363
    Nortel Networks Corp.      3,300           225,019
    SBC Communications,
      Inc.                    11,800           660,800
    Sprint Corp. (FON
      Group)                     500            51,281

                                 SHARES          VALUE
------------------------------------------------------
------------------------------------------------------
    Sprint Corp. (PCS
      Group)*                  1,500       $    63,563
    U.S. West, Inc.            5,800           303,413
                                           -----------
                                             4,753,732
                                           -----------
  UTILITIES -- 2.0%
    BEC Energy                 1,200            51,000
    Central & South West
      Corp.                    2,500            62,031
    Energy East Corp.          2,000            52,875
    FPL Group, Inc.            3,700           208,588
    LG&E Energy Corp.          6,700           146,144
    Minnesota Power, Inc.      6,300           132,694
    Northeast Utilities*       3,800            60,800
    Reliant Energy, Inc.       5,900           167,044
    Southern Co.              10,500           284,156
    Texas Utilities Co.        2,200            87,450
    UtiliCorp United,
      Inc.                     7,100           173,506
                                           -----------
                                             1,426,288
                                           -----------
TOTAL COMMON STOCK
  (Cost $37,863,245)                        41,529,528
                                           -----------

                                    PAR
                                  (000)
                                  -----
CORPORATE OBLIGATIONS -- 6.4%
  AIRLINES -- 0.3%
    Continental Airlines,
      Inc.
      8.00%, 12/15/05         $  200           200,000
                                           -----------
  BEVERAGES -- 0.3%
    Pepsi Bottling Group,
      Inc. 144A
      7.00%, 03/01/29            150           149,250
    Pepsi Bottling
      Holdings, Inc. 144A
      5.625%, 02/17/09           100            95,500
                                           -----------
                                               244,750
                                           -----------
  CONSUMER PRODUCTS & SERVICES -- 0.2%
    Fort James Corp.
      6.625%, 09/15/04           150           151,875
                                           -----------
  CONTAINERS & PACKAGING -- 0.2%
    Owens-Illinois, Inc.
      7.15%, 05/15/05            150           148,500
                                           -----------
  FINANCIAL -- BANK & TRUST -- 0.7%
    Fleet National Bank
      5.75%, 01/15/09            200           190,000
    NationsBank Corp.
      6.125%, 07/15/04           200           201,750
    Southern Investments
      UK
      6.80%, 12/01/06            100           100,875
                                           -----------
                                               492,625
                                           -----------

------------------------------------------------------
                                    PAR
                                  (000)          VALUE
------------------------------------------------------
FINANCIAL SERVICES -- 1.0%
    Associates Corp.
      6.25%, 11/01/08         $  200       $   198,250
    Ford Motor Credit
      Corp.
      6.55%, 09/10/02            145           147,719
    Hutchison Whampoa
      Financial Cl-C 144A
      7.50%, 08/01/27            100            90,000
    Lehman Brothers
      Holdings, Inc.
      6.625%, 04/01/04           200           200,500
    Toyota Motor Credit
      Corp.
      5.625%, 11/13/03           100            99,000
                                           -----------
                                               735,469
                                           -----------
  INSURANCE -- 0.6%
    Conseco Financing
      Trust II Co.
      8.70%, 11/15/26            150           140,282
    Conseco, Inc.
      6.40%, 06/15/01            100            98,750
    Fremont General Corp.
      144A
      7.70%, 03/17/04            150           151,500
                                           -----------
                                               390,532
                                           -----------
  METALS & MINING -- 0.3%
    Pohang Iron & Steel
      Co.
      7.375%, 05/15/05           200           196,500
                                           -----------
  OIL & GAS -- 0.6%
    Conoco, Inc.
      5.90%, 04/15/04            200           199,000
    Petroleum Geo-
      Services
      7.125%, 03/30/28           150           142,875
    USX Corp.
      6.65%, 02/01/06            100            99,000
                                           -----------
                                               440,875
                                           -----------
  PHARMACEUTICALS -- 0.3%
    Monsanto Co. 144A
      6.60%, 12/01/28            200           190,750
                                           -----------
  REAL ESTATE -- 0.3%
    Chelsea GCA Realty,
      Inc. [REIT]
      7.25%, 10/21/07            200           186,750
                                           -----------
  RETAIL & MERCHANDISING -- 0.3%
    Rite Aid Corp.
      6.70%, 12/15/01            150           151,688
    Saks, Inc.
      7.25%, 12/01/04            100           102,375
                                           -----------
                                               254,063
                                           -----------

                                    PAR
                                  (000)          VALUE
------------------------------------------------------
------------------------------------------------------
  TELECOMMUNICATIONS -- 0.7%
    Cincinnati Bell
      Telephone Co.
      6.30%, 12/01/28         $  100       $    93,250
    Qwest Communications
      International, Inc.
      144A
      7.50%, 11/01/08            100           105,000
    Sprint Capital Corp.
      6.875%, 11/15/28           100            97,000
    TCI Communications,
      Inc.
      8.75%, 08/01/15            150           181,313
                                           -----------
                                               476,563
                                           -----------
  UTILITIES -- 0.6%
    Cinergy Corp. 144A
      6.53%, 12/16/08            100            99,875
    Empresa Nacional
      Electric Corp. 144A
      8.50%, 04/01/09            200           215,250
    Georgia Power Co.
      Cl-C
      5.50%, 12/01/05            100            96,875
                                           -----------
                                               412,000
                                           -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $4,567,130)                          4,521,252
                                           -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.8%
    Federal Home Loan
      Bank
      4.90%, 05/03/99          4,719         4,717,715
      5.705%, 03/19/03           500           502,462
                                           -----------
                                             5,220,177
                                           -----------
    Federal National
      Mortgage Assoc.
      6.00%, 10/01/28          1,696         1,645,438
      6.50%, 04/29/09          1,000           999,186
      6.50%, 01/01/28          1,200         1,193,131
      7.00%, 05/01/11            945           966,279
                                           -----------
                                             4,804,034
                                           -----------
    Government National
      Mortgage Assoc.
      6.00%, 08/15/28            197           190,688
      6.50%, 05/15/28            246           244,790
                                           -----------
                                               435,478
                                           -----------
  (Cost $10,486,153)                        10,459,689
                                           -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

------------------------------------------------------
                                    PAR
                                  (000)          VALUE
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 12.3%
    U.S. Treasury Bonds
      7.875%, 02/15/21        $1,300       $ 1,605,005
                                           -----------
    U.S. Treasury Notes
      5.50%, 03/31/00          4,800         4,827,637
      6.625%, 07/31/01           500           515,937
      6.00%, 07/31/02            100           102,292
      5.875%, 09/30/02           200           203,908
      5.75%, 11/30/02            500           508,196
      5.75%, 08/15/03            250           254,721
      4.75%, 11/15/08            700           668,939
                                           -----------
                                             7,081,630
                                           -----------
  (Cost $8,701,478)                          8,686,635
                                           -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
    Case Equipment Loan
      Trust Series 1998-B
      Cl-A4
      5.92%, 10/15/05            200           199,673
    CIT RV Trust Series
      1998-A Cl-A4
      6.09%, 02/15/12            100           100,748
    Comed Transitional
      Funding Trust
      Series 1998-1 Cl-A6
      5.63%, 06/25/09            100            97,418
    General Motors
      Acceptance Corp.
      Series 1999-C1
      Cl-A2
      6.175%, 05/15/33           150           147,131
    Nationslink Funding
      Corp. Series 1998-2
      Cl-A1
      6.001%, 11/20/07            97            96,606
    Nationslink Funding
      Corp. Series 1999-1
      Cl-A2
      6.316%, 11/20/08           250           247,711
                                           -----------
  (Cost $903,773)                              889,287
                                           -----------
                           PRINCIPAL
                            IN LOCAL
                            CURRENCY
                               (000)
                           ------------
FOREIGN BONDS -- 6.0%
  AUSTRALIA -- 0.2%
    Australian Government
      9.50%, 08/15/03            235       $   181,603
                                           -----------

------------------------------------------------------
                              PRINCIPAL
                               IN LOCAL
                               CURRENCY
                                  (000)          VALUE
------------------------------------------------------
  CANADA -- 0.5%
    Canadian Government
      5.00%, 03/15/00            440       $   302,822
      6.00%, 06/01/08            100            72,770
                                           -----------
                                               375,592
                                           -----------
  DENMARK -- 0.1%
    Kingdom of Denmark
      8.00%, 03/15/06            450            79,450
                                           -----------
  GERMANY -- 3.4%
    Deutschland Republic
      6.00%, 09/15/03          1,120         1,325,017
      4.125%, 07/04/08           700           755,232
      4.75%, 07/04/28            289           302,458
                                           -----------
                                             2,382,707
                                           -----------
  JAPAN -- 1.0%
    Japanese Government
      3.30%, 06/20/06         70,000           674,675
                                           -----------
  UNITED KINGDOM -- 0.8%
    United Kingdom
      Treasury Gilt
      7.50%, 12/07/06             50            94,037
      9.00%, 08/06/12            210           477,900
                                           -----------
                                               571,937
                                           -----------
TOTAL FOREIGN BONDS
  (Cost $4,381,385)                          4,265,964
                                           -----------
                              SHARES
                           ------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                  479               479
    Temporary Investment
      Fund                       479               479
                                           -----------
  (Cost $958)                                      958
                                           -----------
TOTAL INVESTMENTS --99.4%
  (Cost $66,904,122)                        70,353,313
OTHER ASSETS LESS LIABILITIES -- 0.6%          441,975
                                           -----------
NET ASSETS -- 100.0%                       $70,795,288
                                           ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.5% of net assets.

See Notes to Financial Statements.

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
CORPORATE OBLIGATIONS -- 90.8%
  ADVERTISING -- 0.6%
    Larmar Advertising Co.
      8.625%, 09/15/07        $  100    $   105,750
    Outdoor Systems, Inc.
      9.375%, 10/15/06            75         81,937
      8.875%, 06/15/07           350        376,250
                                        -----------
                                            563,937
                                        -----------
  AIRLINES -- 0.1%
    Aviation Sales Co.
      8.125%, 02/15/08           100        102,500
                                        -----------
  AUTOMOBILE MANUFACTURERS -- 0.1%
    Oshkosh Truck Corp.
      8.75%, 03/01/08            100        103,000
                                        -----------
  AUTOMOTIVE PARTS -- 2.4%
    Accuride Corp. Cl-B
      9.25%, 02/01/08            475        486,875
    Aftermarket
      Technology Corp.
      12.00%, 08/01/04           100        105,750
    Aftermarket Technology
      Corp. Cl-D
      12.00%, 08/01/04           325        343,687
    American Axle &
      Manufacturing
      Holdings, Inc. 144A
      9.75%, 03/01/09            375        390,937
    HDA Parts System, Inc.
      144A
      12.00%, 08/01/05           250        243,750
    Lear Corp.
      9.50%, 07/15/06             50         54,250
    Lear Seating Corp.
      8.25%, 02/01/02            400        402,000
    Oxford Automotive, Inc.
      10.125%, 06/15/07          300        312,000
                                        -----------
                                          2,339,249
                                        -----------
  BEVERAGES -- 0.7%
    National Wine &
      Spirits, Inc. 144A
      10.125%, 01/15/09          175        182,875
    Triarc Consumer
      Beverage Co. 144A
      10.25%, 02/15/09           450        456,750
                                        -----------
                                            639,625
                                        -----------
  BROADCASTING -- 6.3%
    Acme Television Co.
      Cl-B [STEP]
      10.635%, 09/30/04          575        500,250
    Big City Radio,
      Inc. [STEP]
      13.028%, 03/15/05          450        322,875
    Capstar Broadcasting
      Corp.
      9.25%, 07/01/07            100        106,000
    Chancellor Media Corp.
      9.00%, 10/01/08          1,425      1,535,437

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
    Chancellor Media Corp.
      L.A. Cl-B
      10.50%, 01/15/07        $   50    $    55,250
      8.75%, 06/15/07             50         51,750
      8.125%, 12/15/07           775        788,562
    Cumulus Media, Inc.
      10.375%, 07/01/08          175        190,312
    Fox/Liberty Networks LLC
      8.875%, 08/15/07           400        438,000
      9.709%, 08/15/07
      [STEP]                     525        433,125
    SFX Broadcasting,
      Inc. Cl-B
      10.75%, 05/15/06           200        214,000
    Sinclair Broadcasting
      Group, Inc.
      10.00%, 09/30/05           175        185,062
      9.00%, 07/15/07            425        433,500
      8.75%, 12/15/07            425        429,250
    Spectrasite Holdings,
      Inc. [STEP] 144A
      11.25%, 04/15/09           400        235,000
    UIH Australia Pacific,
      Inc. Cl-B [STEP]
      15.663%, 05/15/06          325        237,250
                                        -----------
                                          6,155,623
                                        -----------
  BUILDING MATERIALS -- 0.8%
    American Builders &
      Contractors Supply
      Co., Inc. Cl-B
      10.625%, 05/15/07          300        277,500
    Building Materials Corp.
      8.625%, 12/15/06           250        255,000
    Falcon Building
      Products, Inc. Cl-B
      [STEP]
      12.198%, 06/15/07          350        225,750
                                        -----------
                                            758,250
                                        -----------
  BUSINESS SERVICES -- 0.8%
    Dialog Corp. PLC Cl-A
      11.00%, 11/15/07           425        426,062
    U.S. Office Products Co.
      9.75%, 06/15/08            475        325,375
                                        -----------
                                            751,437
                                        -----------
  CABLE TELEVISION -- 10.1%
    CSC Holdings, Inc.
      9.25%, 11/01/05            500        537,500
      7.875%, 12/15/07            50         52,822
      9.875%, 02/15/13           300        338,250
    Diamond Holdings
      PLC Co.
      9.125%, 02/01/08           200        211,000
    Echostar DBS Corp. 144A
      9.375%, 02/01/09           925        971,250

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    Lenfest Communications,
      Inc.
      8.375%, 11/01/05        $  150    $   160,875
      8.25%, 02/15/08            250        263,125
    NTL, Inc. 144A
      10.732%, 10/01/08
      [STEP]                   1,800      1,273,500
      11.50%, 10/01/08           650        736,125
    NTL, Inc. Cl-B [STEP]
      10.497%, 04/01/08        1,525      1,098,000
    Pegasus Communications
      Corp. Cl-B
      9.625%, 10/15/05         1,000      1,042,500
    Pegasus Communications
      Corp. 144A
      9.75%, 12/01/06            125        130,625
    Rogers Cablesystems of
      America, Inc. Cl-B
      10.00%, 03/15/05           650        737,750
    Rogers Communications,
      Inc.
      8.875%, 07/15/07           500        522,500
    Telewest Communications
      PLC [STEP]
      10.802%, 10/01/07          800        718,000
    Telewest Communications
      PLC 144A
      11.25%, 11/01/08           200        235,000
      9.25%, 04/15/09
      [STEP]                     600        415,500
    United International
      Holdings, Inc. Cl-B
      [STEP]
      10.639%, 02/15/08          625        434,375
                                        -----------
                                          9,878,697
                                        -----------
  CAPITAL GOODS -- 0.1%
    Buckeye Cellulos Corp.
      9.25%, 09/15/08            100        105,622
                                        -----------
  CHEMICALS -- 2.8%
    Huntsman Corp. 144A
      9.50%, 07/01/07            625        615,625
    ISP Holdings, Inc. Cl-B
      9.00%, 10/15/03            400        414,000
    Polymer Group, Inc. Cl-B
      9.00%, 07/01/07            300        309,750
      8.75%, 03/01/08            750        766,875
    Sterling Chemicals, Inc.
      11.75%, 08/15/06           375        354,375
    Texas Petrochemical
      Corp.
      11.125%, 07/01/06          300        262,500
                                        -----------
                                          2,723,125
                                        -----------

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
  CLOTHING & APPAREL -- 1.1%
    Boyds Collection Ltd.
      144A
      9.00%, 05/15/08         $   90    $    95,850
    GFSI, Inc. Cl-B
      9.625%, 03/01/07           250        231,250
    Pillowtex Corp.
      10.00%, 11/15/06           150        157,500
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07            575        583,625
                                        -----------
                                          1,068,225
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 0.4%
    Alvey Systems, Inc.
      11.375%, 01/31/03           35         36,137
    DIVA Systems Corp.
      Cl-B [STEP]
      11.851%, 03/01/08          100         37,000
    Verio, Inc. 144A
      11.25%, 12/01/08           250        281,875
                                        -----------
                                            355,012
                                        -----------
  CONGLOMERATES -- 0.4%
    Eagle-Picher
      Industries, Inc.
      9.375%, 03/01/08           400        396,000
                                        -----------
  CONSTRUCTION -- 0.9%
    Building Materials Corp.
      Cl-B
      8.00%, 10/15/07            100         99,500
    Formica Corp. 144A
      10.875%, 03/01/09          325        329,875
    MMI Products, Inc. 144A
      11.25%, 04/15/07           100        108,250
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07           300        324,750
                                        -----------
                                            862,375
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 4.9%
    Albecca, Inc.
      10.75%, 08/15/08           350        306,250
    Amscan Holdings, Inc.
      9.875%, 12/15/07           425        369,750
    Chattem, Inc. Cl-B
      8.875%, 04/01/08           550        559,625
    Collins & Aikman Floor
      Coverings Corp.
      10.00%, 01/15/07           150        156,750
    Collins & Aikman
      Products Corp.
      11.50%, 04/15/06           700        736,750
    Diamond Brands
      Operating, Inc.
      10.125%, 04/15/08           50         42,250
      12.83%, 04/15/09
      [STEP]                      50         11,750
    Glenoit Corp.
      11.00%, 04/15/07           175        158,375
    NBTY, Inc. Cl-B
      8.625%, 09/15/07           400        366,000

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    Playtex Family
      Products Corp.
      9.00%, 12/15/03         $  450    $   468,000
    Playtex Products, Inc.
      Cl-B
      8.875%, 07/15/04            50         52,000
    Revlon Consumer
      Products Corp.
      8.625%, 02/01/08         1,325      1,285,250
    Volume Services
      America 144A
      11.25%, 03/01/09           250        266,250
                                        -----------
                                          4,779,000
                                        -----------
  CONTAINERS & PACKAGING -- 1.7%
    Ball Corp.
      8.25%, 08/01/08            300        312,000
    Consumers Packaging,
      Inc. 144A
      9.75%, 02/01/07            100        103,000
    Owens-Illinois, Inc.
      8.10%, 05/15/07            250        258,095
    Packaging Corp. of
      America, Inc. 144A
      9.625%, 04/01/09           150        156,750
    Russell Stanley
      Holdings, Inc. 144A
      10.875%, 02/15/09          300        300,000
    Stone Container Corp.
      12.75%, 04/01/02           400        404,000
    Tekni-Plex, Inc. Cl-B
      9.25%, 03/01/08            150        154,500
                                        -----------
                                          1,688,345
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.6%
    Amphenol Corp.
      9.875%, 05/15/07           450        471,375
    Cherokee International
      Corp. 144A
      10.50%, 05/01/09           100        102,500
    Viasystems, Inc. Cl-B
      9.75%, 06/01/07            100         93,500
    WESCO Distribution,
      Inc. Cl-B
      9.125%, 06/01/08           650        679,250
    WESCO International,
      Inc. Cl-B [STEP]
      11.131%, 06/01/08          250        173,750
                                        -----------
                                          1,520,375
                                        -----------
  ENTERTAINMENT & LEISURE -- 3.1%
    AMF Group, Inc. [STEP]
      16.056%, 03/15/06          512        296,960
    Loews Cineplex
      Entertainment Corp.
      8.875%, 08/01/08           475        478,562
    Premier Parks, Inc. Cl-A
      12.00%, 08/15/03            50         53,875

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
    Premier Parks, Inc.
      9.25%, 04/01/06         $   75    $    78,562
      9.865%, 04/01/08
      [STEP]                   1,550      1,108,250
    Regal Cinemas, Inc.
      9.50%, 06/01/08            750        750,000
    Six Flags Theme Parks
      Corp. Cl-A
      12.25%, 06/15/05            50         55,375
    True Temper Sports,
      Inc. 144A
      10.875%, 12/01/08          225        208,125
                                        -----------
                                          3,029,709
                                        -----------
  ENVIRONMENTAL SERVICES -- 1.6%
    Allied Waste North
      America Co. Cl-B
      7.625%, 01/01/06         1,100      1,089,000
      7.875%, 01/01/09           525        521,062
                                        -----------
                                          1,610,062
                                        -----------
  EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05            50         55,500
                                        -----------
  FARMING & AGRICULTURE -- 0.2%
    Dimon, Inc.
      8.875%, 06/01/06            50         44,500
    Royster-Clark, Inc. 144A
      10.25%, 04/01/09           125        127,500
                                        -----------
                                            172,000
                                        -----------
  FINANCIAL -- BANK & TRUST -- 1.4%
    GS Escrow Corp.
      7.125%, 08/01/05         1,300      1,300,234
    RBF Finance Co. 144A
      11.375%, 03/15/09          100        107,000
                                        -----------
                                          1,407,234
                                        -----------
  FOOD -- 3.5%
    Agrilink Foods, Inc.
      144A
      11.875%, 11/01/08          500        540,000
    Ameriserv Food
      Distributor, Inc.
      8.875%, 10/15/06           100         93,250
      10.125%, 07/15/07          650        529,750
    Aurora Foods, Inc. Cl-B
      8.75%, 07/01/08            125        131,250
    Aurora Foods, Inc. Cl-D
      9.875%, 02/15/07           250        272,187
    Domino's, Inc. 144A
      10.375%, 01/15/09          300        313,500
    Eagle Family
      Foods, Inc. Cl-B
      8.75%, 01/15/08            600        564,000

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    International Home
      Foods, Inc.
      10.375%, 11/01/06       $  725    $   792,062
    Jitney-Jungle Stores,
      Inc.
      10.375%, 09/15/07          150        143,250
    Nebco Evans Holding Co.
      [STEP]
      10.875%, 07/15/07          125         53,125
                                        -----------
                                          3,432,374
                                        -----------
  FURNITURE -- 0.1%
    Sealy Mattress Co. Cl-B
      9.979%, 12/15/07
      [STEP]                     150         98,250
      9.875%, 12/15/07            50         50,500
                                        -----------
                                            148,750
                                        -----------
  HEALTHCARE SERVICES -- 2.8%
    Alliance Imaging, Inc.
      9.625%, 12/15/05           325        326,625
    Columbia/HCA Healthcare,
      Inc.
      6.91%, 06/15/05            300        279,906
    Everest Healthcare
      Services, Inc.
      9.75%, 05/01/08            225        228,375
    Genesis Health
      Ventures, Inc.
      9.25%, 10/01/06            200        178,500
      9.875%, 01/15/09 144A      150        138,000
    Hudson Respiratory
      Care, Inc.
      9.125%, 04/15/08           150        134,250
    Tenet Healthcare Corp.
      8.00%, 01/15/05            450        455,625
      8.625%, 01/15/07           400        406,000
      7.625%, 06/01/08 144A      100         97,750
      8.125%, 12/01/08 144A      500        497,500
                                        -----------
                                          2,742,531
                                        -----------
  HOTELS & MOTELS -- 0.5%
    Florida Panthers
      Holdings, Inc. 144A
      9.875%, 04/15/09           475        479,156
                                        -----------
  INDUSTRIAL PRODUCTS -- 1.2%
    Comstock Resources,
      Inc. 144A
      11.25%, 05/01/07           200        206,000
    Continental Global
      Group, Inc. Cl-B
      11.00%, 04/01/07           100         92,500
    Hexcel Corp. 144A
      9.75%, 01/15/09            325        329,875

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
    ISG Resources, Inc.
      10.00%, 04/15/08        $  300    $   308,250
    Simmons Co. 144A
      10.25%, 03/15/09           150        157,500
    United Industries
      Corp. 144A
      9.875%, 04/01/09           100        105,000
                                        -----------
                                          1,199,125
                                        -----------
  MACHINERY & EQUIPMENT -- 2.4%
    Clark Materials Handling
      Corp. Cl-D
      10.75%, 11/15/06           150        140,250
    Columbus McKinnon Corp.
      8.50%, 04/01/08            150        149,250
    Fairchild Corp. 144A
      10.75%, 04/15/09           250        251,250
    National Equipment
      Services, Inc. Cl-B
      10.00%, 11/30/04            50         52,250
    National Equipment
      Services, Inc. Cl-D
      10.00%, 11/30/04           475        496,375
    Nationsrent, Inc.
      10.375%, 12/15/08          300        314,250
    United Rentals, Inc.
      144A
      9.25%, 01/15/09            950        961,875
                                        -----------
                                          2,365,500
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    CONMED Corp.
      9.00%, 03/15/08            325        329,875
    Dade International,
      Inc. Cl-B
      11.125%, 05/01/06          325        360,750
    Fisher Scientific
      International, Inc.
      9.00%, 02/01/08            350        351,750
      9.00%, 02/01/08            475        477,375
    Kinetic Concepts, Inc.
      Cl-B
      9.625%, 11/01/07           250        246,250
                                        -----------
                                          1,766,000
                                        -----------
  METALS & MINING -- 3.1%
    AEI Resources, Inc. 144A
      10.50%, 12/15/05           450        459,000
      11.50%, 12/15/06           300        302,250
    California Steel
      Industries 144A
      8.50%, 04/01/09            300        307,500
    Euramax International
      PLC
      11.25%, 10/01/06           350        372,750
    Metals USA, Inc.
      8.625%, 02/15/08           425        429,250
    Murrin Murrin
      Holdings PTY
      9.375%, 08/31/07           300        262,500
    National Steel Corp.
      144A
      9.875%, 03/01/09           300        317,250

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    Neenah Corp. 144A
      11.125%, 05/01/07       $  250    $   253,750
    Neenah Corp. Cl-B
      11.125%, 05/01/07          225        228,375
    Ryerson Tull, Inc.
      8.50%, 07/15/01             50         51,874
                                        -----------
                                          2,984,499
                                        -----------
  OFFICE EQUIPMENT -- 0.2%
    United Stationers
      Supply Co.
      8.375%, 04/15/08           175        175,438
                                        -----------
  OIL & GAS -- 2.6%
    Chiles Offshore LLC
      Corp.
      10.00%, 05/01/08           175        132,125
    Continental Resources,
      Inc.
      10.25%, 08/01/08           375        285,938
    Dailey International,
      Inc. Cl-B
      9.50%, 02/15/08            300         91,500
    Forcenergy, Inc.+
      8.50%, 02/15/07            300        163,500
    Forest Oil Corp.
      10.50%, 01/15/06           300        312,750
    Houston Exploration
      Co. Cl-B
      8.625%, 01/01/08           200        199,000
    KCS Energy, Inc.
      8.875%, 01/15/08           150         42,000
    Nuevo Energy Co. Cl-B
      8.875%, 06/01/08           200        199,000
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09          250        260,625
    Pride Petroleum
      Services, Inc.
      9.375%, 05/01/07           350        350,000
    R&B Falcon Corp. 144A
      12.25%, 03/15/06           200        211,000
    Universal Compression
      Holdings [STEP]
      9.665%, 02/15/08           325        203,125
      12.454%, 02/15/09          100         59,500
                                        -----------
                                          2,510,063
                                        -----------
  PRINTING & PUBLISHING -- 1.1%
    Garden State Newspapers,
      Inc. Cl-B
      8.75%, 10/01/09            475        483,313
    Hollinger International
      Publishing Co.
      9.25%, 02/01/06            125        131,250
      9.25%, 03/15/07            300        313,500
    Ziff-Davis, Inc.
      8.50%, 05/01/08            150        149,250
                                        -----------
                                          1,077,313
                                        -----------
  RAILROADS -- 0.3%
    Railworks Corp. 144A
      11.50%, 04/15/09           250        257,500
                                        -----------

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
  REAL ESTATE -- 1.3%
    HMH Properties, Inc.
      Cl-B
      7.875%, 08/01/08        $  825    $   804,375
    HMH Properties, Inc.
      Cl-C
      8.45%, 12/01/08            450        453,375
                                        -----------
                                          1,257,750
                                        -----------
  RESTAURANTS -- 0.6%
    Advantica Restaurant
      Group, Inc.
      11.25%, 01/15/08           250        258,125
    Carrols Corp. 144A
      9.50%, 12/01/08            275        281,875
                                        -----------
                                            540,000
                                        -----------
  RETAIL & MERCHANDISING -- 0.4%
    Community Distributors,
      Inc. Cl-B
      10.25%, 10/15/04           200        183,000
    Just For Feet, Inc. 144A
      11.00%, 05/01/09           250        243,750
                                        -----------
                                            426,750
                                        -----------
  SEMICONDUCTORS -- 0.2%
    Fairchild Semiconductor
      Corp. 144A
      10.375%, 10/01/07          150        154,125
                                        -----------
  TELECOMMUNICATIONS -- 22.6%
    American Cellular Corp.
      10.50%, 05/15/08           500        537,500
    Arch Communications,
      Inc.
      12.75%, 07/01/07           150        135,750
    Benedek Communications
      Corp. [STEP]
      13.997%, 05/15/06          125        103,125
    Call-Net Enterprises,
      Inc. [STEP]
      8.949%, 08/15/07           425        316,625
      9.441%, 08/15/08           425        285,813
    Centennial Cellular
      Corp. 144A
      10.75%, 12/15/08           350        381,500
    Charter Communications
      Holdings LLC
      [STEP] 144A
      9.92%, 04/01/11            975        649,594
    e.spire Communications,
      Inc. [STEP]
      13.324%, 11/01/05          275        210,375
    Hermes Europe
      Railtel BV, Inc.
      11.50%, 08/15/07           650        718,250
      10.375%, 01/15/09          250        268,750
    ICG Holdings,
      Inc. [STEP]
      11.727%, 05/01/06          500        419,615
      9.644%, 03/15/07           200        150,960

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    Intermedia
      Communications,
      Inc. [STEP]
      9.733%, 05/15/06        $  100    $    86,750
      12.25%, 03/01/09         1,300        825,500
    Intermedia
      Communications,
      Inc. Cl-B
      10.56%, 07/15/07
      [STEP]                     850        656,625
      8.875%, 11/01/07            50         50,750
      8.60%, 06/01/08            275        276,375
    International CableTel,
      Inc. Cl-B [STEP]
      9.743%, 02/01/06           125        110,000
    IXC Communications, Inc.
      9.00%, 04/15/08            500        503,750
    Level 3 Communications,
      Inc.
      9.13%, 05/01/08          1,000      1,025,000
    Level 3 Communications,
      Inc. [STEP] 144A
      10.79%, 12/01/08         2,350      1,527,500
    McLeodUSA, Inc.
      9.918%, 03/01/07
      [STEP]                     875        709,844
      8.375%, 03/15/08           150        151,125
      8.125%, 02/15/09 144A      500        498,750
    Metromedia Fiber
      Network, Inc. 144A
      10.00%, 11/15/08           325        352,625
    MetroNet Communications
      Corp.
      11.588%, 11/01/07
      [STEP]                     150        123,375
      10.282%, 06/15/08
      [STEP]                   1,000        782,500
      10.625%, 11/01/08 144A     275        323,813
    Millicom International
      Cellular, Inc. [STEP]
      13.109%, 06/01/06          650        507,000
    Nextel Communications,
      Inc. [STEP]
      10.845%, 09/15/07          700        553,000
      10.552%, 02/15/08        1,500      1,151,250
    Nextel International,
      Inc. [STEP]
      12.125%, 04/15/08           50         27,629
    Nextel Partners, Inc.
      [STEP] 144A
      13.273%, 02/01/09          400        254,000
    NEXTLINK Communications,
      Inc.
      9.625%, 10/01/07           125        126,563
      9.00%, 03/15/08            150        149,250
      10.837%, 04/15/08
      [STEP]                     750        483,750
    Orange PLC
      8.00%, 08/01/08            550        566,500

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
    Paging Network, Inc.
      10.125%, 08/01/07       $   50    $    40,750
      10.00%, 10/15/08           325        261,625
    Pathnet, Inc.
      12.25%, 04/15/08           100         53,000
    PSINet, Inc.
      11.50%, 11/01/08           325        364,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05           325        344,500
    Qwest Communications
      International, Inc.
      8.24%, 10/15/07 [STEP]     700        565,250
      7.50%, 11/01/08 144A       400        422,000
    Qwest Communications
      International, Inc.
      Cl-B
      10.875%, 04/01/07           35         40,775
    RCN Corp. [STEP]
      12.717%, 10/15/07          325        228,313
    Rogers Cantel, Inc.
      8.80%, 10/01/07            225        238,500
    Sitel Corp.
      9.25%, 03/15/06            225        216,000
    Telecommunications
      Techniques Co.
      9.75%, 05/15/08            500        512,500
    Telesystem International
      Wireless, Inc.
      Cl-B [STEP]
      14.691%, 06/30/07          800        500,000
    Telesystem International
      Wireless, Inc.
      Cl-C [STEP]
      10.352%, 11/01/07           75         41,250
    Teligent, Inc.
      11.50%, 12/01/07           500        497,500
    Teligent,
      Inc. Cl-B [STEP]
      14.981%, 03/01/08          400        230,000
    Triton PCS, Inc. [STEP]
      13.458%, 05/01/08          725        460,375
    US Xchange LLC
      15.00%, 07/01/08           200        218,500
    Viatel, Inc.
      12.852%, 04/15/08
      [STEP]                   1,050        687,750
      11.25%, 04/15/08            75         78,563
                                        -----------
                                         22,002,232
                                        -----------
  TRANSPORTATION -- 2.5%
    Allied Holdings, Inc.
      Cl-B
      8.625%, 10/01/07           400        390,000
    Ameritruck Distribution
      Corp. Cl-B+
      12.25%, 11/15/05            50          3,250
    Gearbulk Holding Ltd.
      11.25%, 12/01/04           400        412,000
    Holt Group 144A
      9.75%, 01/15/06            100         66,500

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    Statia Terminals, Inc.
      Cl-B
      11.75%, 11/15/03        $  250    $   268,750
    Stena AB
      10.50%, 12/15/05           350        357,875
      8.75%, 06/15/07            900        848,250
    Stena Line AB
      10.625%, 06/01/08          100         78,500
                                        -----------
                                          2,425,125
                                        -----------
  UTILITIES -- 1.5%
    CMS Energy Corp.
      7.50%, 01/15/09            525        527,000
    El Paso Electric Co.
      Cl-E
      9.40%, 05/01/11            300        335,532
    International Utility
      Structures, Inc.
      10.75%, 02/01/08           125        128,125
    Niagara Mohawk Power
      Corp. Cl-H [STEP]
      7.788%, 07/01/10           650        501,859
                                        -----------
                                          1,492,516
                                        -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $87,449,044)                     88,501,649
                                        -----------
                              SHARES
                              ------
COMMON STOCK -- 0.0%
  BROADCASTING -- 0.0%
    Diva Systems Corp.
      Warrants*                  300          3,900
                                        -----------
  TELECOMMUNICATIONS -- 0.0%
    Pathnet, Inc. Warrants*      100          1,013
                                        -----------
TOTAL COMMON STOCK
  (Cost $0)                                   4,913
                                        -----------
PREFERRED STOCK -- 2.6%
  BROADCASTING -- 1.0%
    Benedek Communications
      Corp. 11.50% [PIK]         100         75,500
    Capstar Communications,
      Inc. Cl-E 12.625%
      [PIK]                      531         63,986
    Cumulus Media,
      Inc. Cl-A 13.75%           368        419,791
    Sinclair Capital
      Cl-A $11.625             3,100        348,750
                                        -----------
                                            908,027
                                        -----------
  CONTAINERS & PACKAGING -- 0.1%
    Packaging Corp. of
      America, Inc.
      12.375% [PIK] 144A         750         79,688
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK]               611    $    22,302
                                        -----------
  HEALTHCARE SERVICES -- 0.0%
    River Holding Corp. Cl-B
      11.50% [PIK]               560         41,930
                                        -----------
  OIL & GAS -- 0.3%
    R&B Falcon Corp.
      13.875% [PIK] 144A         275        292,875
                                        -----------
  PRINTING & PUBLISHING -- 1.2%
    Primedia, Inc.
      Cl-D 10.00%              3,000        316,500
    Primedia, Inc.
      Cl-F 9.20%               2,950        299,425
    Primedia, Inc.
      Cl-H 8.625%              5,250        504,000
                                        -----------
                                          1,119,925
                                        -----------
  TELECOMMUNICATIONS -- 0.0%
    Nextel Communications,
      Inc. Cl-E
      11.125% [PIK]               25         27,625
    Viatel, Inc. Cl-A
      10.00% [PIK]                66         14,883
                                        -----------
                                             42,508
                                        -----------
TOTAL PREFERRED STOCK
  (Cost $2,477,440)                       2,507,255
                                        -----------
                               PAR
                              (000)
                              ------
REPURCHASE AGREEMENTS -- 0.8%
  Greenwich Capital Markets,
    Inc., 4.80%, dated
    04/30/99, maturing
    05/03/99, repurchase
    price $766,306,
    (Collateralized by U.S.
    Treasury Notes, par
    value $766,000, market
    value $791,557, due
    02/15/06)
  (Cost $766,000)             $  766        766,000
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF FEDERATED
HIGH YIELD BOND FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
    Temporary Investment
      Cash Fund             2,000,318    $ 2,000,318
    Temporary Investment
      Fund                  2,000,318      2,000,318
                                         -----------
  (Cost $4,000,636)                        4,000,636
                                         -----------
TOTAL INVESTMENTS -- 98.3%
  (Cost $94,693,120)                      95,780,453
OTHER ASSETS LESS LIABILITIES -- 1.7%      1,684,993
                                         -----------
NET ASSETS -- 100.0%                     $97,465,446
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
+ Illiquid security. At the end of the period these securities amounted to less than 0.2% of net assets.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 20.3% of net assets.

See Notes to Financial Statements.

ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 96.9%
  AEROSPACE -- 1.3%
    Goodrich, (B.F.) Co.       3,800    $   151,050
    Gulfstream Aerospace
      Corp.*                   7,300        355,875
                                        -----------
                                            506,925
                                        -----------
  AUTOMOTIVE PARTS -- 1.0%
    Lear Corp.*                8,300        380,762
                                        -----------
  BEVERAGES -- 0.5%
    Coca-Cola Co.              2,600        176,800
                                        -----------
  BUILDING MATERIALS -- 3.8%
    American Standard
      Companies, Inc.*         8,800        402,600
    Carlisle Companies,
      Inc.                     6,400        313,600
    Lowe's Companies, Inc.     6,800        358,700
    USG Corp.                  6,200        361,925
                                        -----------
                                          1,436,825
                                        -----------
  BUSINESS SERVICES -- 1.7%
    Quintiles Transnational
      Corp.*                   6,400        259,600
    Waters Corp.*              3,700        388,962
                                        -----------
                                            648,562
                                        -----------
  CLOTHING & APPAREL -- 4.7%
    Gap, Inc.                  6,200        412,687
    Intimate Brands, Inc.      7,900        395,000
    Jones Apparel Group,
      Inc.*                   12,600        415,800
    Payless ShoeSource,
      Inc.*                    3,500        169,531
    Ross Stores, Inc.          8,400        385,875
                                        -----------
                                          1,778,893
                                        -----------
  COMPUTER HARDWARE -- 6.2%
    Adaptec, Inc.*             9,900        238,219
    EMC Corp.*                 5,000        544,687
    Gateway 2000, Inc.*        5,500        364,031
    International Business
      Machines Corp.           2,600        543,887
    Quantum Corp.*            21,300        380,737
    Seagate Technology,
      Inc.*                   11,300        314,987
                                        -----------
                                          2,386,548
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 21.3%
    Adobe Systems, Inc.        6,200        392,925
    America Online, Inc.*      9,200      1,313,300
    BMC Software, Inc.*       11,700        503,831
    Cisco Systems, Inc.*       3,300        376,406
    Computer Associates
      International, Inc.     12,100        516,519
    Compuware Corp.*          16,700        407,062
    DST Systems, Inc.*         6,100        355,325
    Gartner Group, Inc.
      Cl-A*                    9,900        188,719
    Intuit, Inc.*              3,900        335,887

                             SHARES        VALUE
---------------------------------------------------
---------------------------------------------------
    Microsoft Corp.*          25,300    $ 2,057,206
    Reynolds & Reynolds Co.
      Cl-A                    12,200        278,312
    Sterling Software,
      Inc.*                   12,800        264,800
    Sun Microsystems, Inc.*   10,700        639,994
    Yahoo!, Inc.*              2,900        506,594
                                        -----------
                                          8,136,880
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 5.1%
    Bausch & Lomb, Inc.        5,200        390,000
    Maytag Corp.               5,800        396,575
    Mohawk Industries,
      Inc.*                   12,200        393,450
    Shaw Industries, Inc.*    20,300        367,938
    Tupperware Corp.          17,600        416,900
                                        -----------
                                          1,964,863
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 6.5%
    General Electric Co.      13,200      1,392,600
    Sanmina Corp.*             6,100        404,888
    Solectron Corp.*           8,400        407,400
    Symbol Technologies,
      Inc.                     5,600        267,400
                                        -----------
                                          2,472,288
                                        -----------
  ENTERTAINMENT & LEISURE -- 1.1%
    Circus Circus
      Enterprises, Inc.*      19,100        402,294
                                        -----------
  FINANCIAL -- BANK & TRUST -- 1.0%
    Countrywide Credit
      Industries, Inc.         8,200        371,563
                                        -----------
  FINANCIAL SERVICES -- 1.4%
    FINOVA Group, Inc.         1,600         77,300
    Freddie Mac                7,500        470,625
                                        -----------
                                            547,925
                                        -----------
  FOOD -- 2.5%
    Flowers Industries,
      Inc.                    14,200        301,750
    Suiza Foods Corp.*        11,300        424,456
    U.S. Foodservice, Inc.*    5,900        248,169
                                        -----------
                                            974,375
                                        -----------
  FURNITURE -- 2.0%
    Ethan Allen Interiors,
      Inc.*                    7,900        400,431
    Furniture Brands
      International, Inc.*    15,200        380,950
                                        -----------
                                            781,381
                                        -----------
  HEALTHCARE SERVICES -- 4.4%
    Amgen, Inc.*               9,000        552,938
    Shared Medical Systems
      Corp.                    6,100        331,306
    United HealthCare Corp.    7,500        420,938
    Wellpoint Health
      Networks, Inc.*          5,300        372,325
                                        -----------
                                          1,677,507
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT -- 4.5%
    Bergen Brunswig Corp.
      Cl-A                    18,600    $   353,400
    Genzyme Corp.*             6,800        256,700
    Hillenbrand Industries,
      Inc.                     8,000        375,500
    Johnson & Johnson Co.        700         68,250
    STERIS Corp.*             15,200        269,800
    Sybron International
      Corp.*                  14,800        409,775
                                        -----------
                                          1,733,425
                                        -----------
  PERSONAL SERVICES -- 1.1%
    Cendant Corp.*            24,300        437,400
                                        -----------
  PHARMACEUTICALS -- 3.6%
    Biogen, Inc.*              4,000        380,250
    Bristol-Meyers Squibb
      Co.                        800         50,850
    Merck & Co., Inc.          5,400        379,350
    Mylan Laboratories,
      Inc.                    15,000        340,313
    Pfizer, Inc.               2,000        230,125
                                        -----------
                                          1,380,888
                                        -----------
  PRINTING & PUBLISHING -- 2.4%
    Central Newspapers,
      Inc. Cl-A                1,800         61,088
    Lexmark International
      Group, Inc. Cl-A*        4,100        506,350
    Times Mirror Co. Cl-A      5,700        333,450
                                        -----------
                                            900,888
                                        -----------
  RESTAURANTS -- 2.0%
    Brinker International,
      Inc.*                   14,200        392,275
    Outback Steakhouse,
      Inc.*                   10,400        372,450
                                        -----------
                                            764,725
                                        -----------

                             SHARES        VALUE
---------------------------------------------------
---------------------------------------------------
  RETAIL & MERCHANDISING -- 6.9%
    Bed, Bath & Beyond,
      Inc.*                    5,700    $   203,419
    Best Buy Co., Inc.*        8,100        386,775
    Dayton-Hudson Corp.        8,000        538,500
    Saks, Inc.*               10,600        300,113
    Tiffany & Co.              5,000        420,000
    TJX Companies, Inc.       13,200        439,725
    Wal-Mart Stores, Inc.      7,600        349,600
                                        -----------
                                          2,638,132
                                        -----------
  SEMICONDUCTORS -- 6.0%
    Intel Corp.               25,000      1,529,688
    Micron Technology,
      Inc.*                   10,300        382,388
    Vitesse Semiconductor
      Corp.*                   8,300        384,394
                                        -----------
                                          2,296,470
                                        -----------
  TELECOMMUNICATIONS -- 4.8%
    Lucent Technologies,
      Inc.                    22,100      1,328,763
    Tellabs, Inc.*             4,500        493,031
                                        -----------
                                          1,821,794
                                        -----------
  TRANSPORTATION -- 1.1%
    CNF Transportation,
      Inc.                     9,200        401,925
                                        -----------
TOTAL COMMON STOCK
  (Cost $35,162,147)                     37,020,038
                                        -----------
SHORT-TERM INVESTMENTS -- 2.1%
    Temporary Investment
      Cash Fund              397,078        397,078
    Temporary Investment
      Fund                   397,078        397,078
                                        -----------
  (Cost $794,156)                           794,156
                                        -----------
TOTAL INVESTMENTS -- 99.0%
  (Cost $35,956,303)                     37,814,194
OTHER ASSETS LESS
  LIABILITIES -- 1.0%                       399,206
                                        -----------
NET ASSETS -- 100.0%                    $38,213,400
                                        ===========

-------------------------------------------------------
* Non-income producing security.

See Notes to Financial Statements.

ASAF LORD ABBETT
GROWTH AND INCOME FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
COMMON STOCK -- 90.7%
  AEROSPACE -- 1.5%
    AlliedSignal, Inc.         10,000    $   587,500
    United Technologies
      Corp.                     4,000        579,500
                                         -----------
                                           1,167,000
                                         -----------
  AUTOMOBILE MANUFACTURERS -- 2.1%
    Ford Motor Co.             12,000        767,250
    General Motors Corp.       10,000        889,375
                                         -----------
                                           1,656,625
                                         -----------
  BROADCASTING -- 1.5%
    CBS Corp.                  25,000      1,139,062
                                         -----------
  CHEMICALS -- 1.2%
    Rohm & Haas Co.            20,000        896,250
                                         -----------
  CLOTHING & APPAREL -- 0.9%
    VF Corp.                   13,000        669,500
                                         -----------
  COMPUTER HARDWARE -- 2.9%
    EMC Corp.*                  3,000        326,812
    International Business
      Machines Corp.            9,000      1,882,687
                                         -----------
                                           2,209,499
                                         -----------
  COMPUTER SERVICES & SOFTWARE -- 3.6%
    First Data Corp.           30,000      1,273,125
    Sun Microsystems,
      Inc.*                    25,000      1,495,312
                                         -----------
                                           2,768,437
                                         -----------
  CONSUMER PRODUCTS & SERVICES -- 1.0%
    Eastman Kodak Co.          10,000        746,250
                                         -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.8%
    Emerson Electric Co.       18,000      1,161,000
    Rockwell International
      Corp.                    20,000      1,032,500
    Texas Instruments,
      Inc.                     15,000      1,531,875
                                         -----------
                                           3,725,375
                                         -----------
  ENTERTAINMENT & LEISURE -- 0.6%
    Time Warner, Inc.           7,000        490,000
                                         -----------
  ENVIRONMENTAL SERVICES -- 2.3%
    Waste Management, Inc.     32,000      1,808,000
                                         -----------
  FINANCIAL -- BANK & TRUST -- 8.5%
    BankAmerica Corp.           9,000        648,000
    Bank One Corp.             25,000      1,475,000
    Chase Manhattan Corp.      17,000      1,406,750
    First Union Corp.          26,000      1,439,750
    Fleet Financial Group,
      Inc.                     18,000        775,125
    Wells Fargo & Co.          20,000        863,750
                                         -----------
                                           6,608,375
                                         -----------

                               SHARES          VALUE
----------------------------------------------------
----------------------------------------------------
  FINANCIAL SERVICES -- 1.2%
    Morgan Stanley, Dean
      Witter & Co.              9,000    $   892,687
                                         -----------
  FOOD -- 3.3%
    Heinz, (H.J.) Co.          30,000      1,400,625
    Ralston Purina Group       37,000      1,128,500
                                         -----------
                                           2,529,125
                                         -----------
  HEALTHCARE SERVICES -- 1.0%
    Columbia HCA
      Healthcare Corp.         32,000        790,000
                                         -----------
  INSURANCE -- 8.3%
    Aetna, Inc.                12,000      1,052,250
    American General Corp.     23,000      1,702,000
    AON Corp.                   1,400         95,900
    Chubb Corp.                16,000        948,000
    CIGNA Corp.                12,000      1,046,250
    Jefferson-Pilot Corp.      10,000        673,750
    St. Paul Companies,
      Inc.                     30,000        860,625
                                         -----------
                                           6,378,775
                                         -----------
  MACHINERY & EQUIPMENT -- 1.7%
    Deere & Co.                30,000      1,290,000
                                         -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.5%
    Baxter International,
      Inc.                     19,000      1,197,000
                                         -----------
  METALS & MINING -- 1.6%
    Alcoa, Inc.                20,000      1,245,000
                                         -----------
  OFFICE EQUIPMENT -- 1.3%
    Xerox Corp.                17,000        998,750
                                         -----------
  OIL & GAS -- 11.2%
    BP Amoco PLC [ADR]         15,000      1,697,813
    Coastal Corp.              34,000      1,300,501
    Mobil Corp.                22,000      2,304,500
    Schlumberger Ltd.          10,000        638,750
    Texaco, Inc.               13,000        815,750
    Total SA [ADR]             28,000      1,904,000
                                         -----------
                                           8,661,314
                                         -----------
  PAPER & FOREST PRODUCTS -- 2.1%
    International Paper
      Co.                      30,000      1,599,375
                                         -----------
  PHARMACEUTICALS -- 3.8%
    American Home Products
      Corp.                    25,000      1,525,000
    Pharmacia & Upjohn,
      Inc.                     25,000      1,400,000
                                         -----------
                                           2,925,000
                                         -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF LORD ABBETT
GROWTH AND INCOME FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
PRINTING & PUBLISHING -- 2.9%
    Dow Jones & Co., Inc.      20,000    $ 1,090,000
    Gannett Co., Inc.          10,000        708,125
    Tribune Co.                 5,000        417,188
                                         -----------
                                           2,215,313
                                         -----------
  RETAIL & MERCHANDISING -- 2.5%
    Federated Department
      Stores, Inc.*            25,000      1,167,188
    Wal-Mart Stores, Inc.      16,000        736,000
                                         -----------
                                           1,903,188
                                         -----------
  TELECOMMUNICATIONS -- 12.4%
    Alltel Corp.               17,000      1,146,438
    AT&T Corp.                 47,000      2,373,500
    Bell Atlantic Corp.        27,000      1,555,875
    Comcast Corp.
      Special Cl-A              5,000        370,625
    MCI WorldCom, Inc.*        15,000      1,232,813
    QUALCOMM, Inc.*             7,000      1,400,000
    SBC Communications,
      Inc.                     27,000      1,512,000
                                         -----------
                                           9,591,251
                                         -----------
  UTILITIES -- 5.0%
    Carolina Power &
      Light Co.                30,000      1,209,375
    Duke Energy Corp.          28,000      1,568,000
    FirstEnergy Corp.          38,000      1,128,125
                                         -----------
                                           3,905,500
                                         -----------
TOTAL COMMON STOCK
  (Cost $59,776,434)                      70,006,651
                                         -----------
PREFERRED STOCK -- 3.7%
  COMPUTER SERVICES & SOFTWARE -- 1.1%
    Unisys Corp. $3.75
      Cl-A [CVT]               15,000        820,312
                                         -----------

                               SHARES          VALUE
----------------------------------------------------
----------------------------------------------------
  CONTAINERS & PACKAGING -- 1.0%
    Owens-Illinois, Inc.
      4.75% [CVT]              20,000    $   810,000
                                         -----------
  INSURANCE -- 0.8%
    Aetna, Inc.
      Cl-C 6.25% [CVT]          8,000        618,500
                                         -----------
  UTILITIES -- 0.8%
    Houston Industries,
      Inc. 7.00% [CVT]          5,000        590,000
                                         -----------
TOTAL PREFERRED STOCK
  (Cost $2,580,570)                        2,838,812
                                         -----------
SHORT-TERM INVESTMENTS -- 6.2%
    Temporary Investment
      Cash Fund             2,410,360      2,410,360
    Temporary Investment
      Fund                  2,410,359      2,410,359
                                         -----------
  (Cost $4,820,719)                        4,820,719
                                         -----------
TOTAL INVESTMENTS -- 100.6%
  (Cost $67,177,723)                      77,666,182
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.6%)                    (432,225)
                                         -----------
NET ASSETS -- 100.0%                     $77,233,957
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

ASAF JANUS
OVERSEAS GROWTH FUND

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
FOREIGN STOCK -- 78.5%
  ARGENTINA -- 0.8%
    Telecom Argentina Stet
      SA [ADR]                9,505    $    327,922
    Telefonica de
      Argentina SA Cl-B
      [ADR]                   9,085         339,552
    YPF SA [ADR]              8,790         369,180
                                       ------------
                                          1,036,654
                                       ------------
  AUSTRALIA -- 1.0%
    Cable & Wireless Optus
      Ltd.*                 373,028         840,571
    Publishing &
      Broadcasting Ltd.      51,869         349,162
                                       ------------
                                          1,189,733
                                       ------------
  BRAZIL -- 1.0%
    Telecomunicacoes
      Brasileiras SA Pfd.
      [ADR]                  13,670       1,246,533
                                       ------------
  CANADA -- 4.4%
    BCE, Inc.                11,252         513,804
    JDS Fitel, Inc.*            981          59,279
    Le Groupe Videotron
      Ltee                   60,602       1,242,160
    Rogers Communications,
      Inc. Cl-B*            107,792       2,020,670
    Shaw Communications,
      Inc. Cl-B              33,570       1,354,270
    Toronto-Dominion Bank     4,616         246,758
                                       ------------
                                          5,436,941
                                       ------------
  DENMARK -- 0.1%
    Ratin AS Cl-B               396          68,270
                                       ------------
  FINLAND -- 4.2%
    Nokia AB Oyj             23,526       1,815,685
    Nokia Corp. Cl-A [ADR]   29,180       2,164,791
    Sonera Group Oyj          8,051         160,131
    Talentum Oy Cl-B         31,652         418,580
    Tieto Corp. Cl-B         16,811         670,505
                                       ------------
                                          5,229,692
                                       ------------
  FRANCE -- 8.1%
    Accor SA                    842         222,254
    Atos SA*                  6,564         562,498
    AXA SA                    9,009       1,164,702
    Cap Gemini SA             6,916       1,058,743
    Carrefour Supermarche
      SA                        765         607,002
    Equant NV*                2,054         186,664
    Rhone-Poulenc Cl-A        7,620         362,773
    Sanofi SA                 1,402         219,966
    Societe Nationale Elf
      Aquitaine SA            1,027         159,718
    Sodexho Alliance SA       1,760         289,169
    Suez Lyonnaise des
      Eaux                   14,484       2,467,070
    Synthelabo                  999         204,510

                            SHARES        VALUE
---------------------------------------------------
---------------------------------------------------
    Valeo SA                    722    $     61,107
    Vivendi                  10,721       2,507,790
                                       ------------
                                         10,073,966
                                       ------------
  GERMANY -- 6.6%
    Adidas-Salomon AG         2,801         276,182
    DaimlerChrysler AG*       3,434         336,127
    DePfa Deutsche
      Pfandbriefbank AG      22,002       1,838,893
    Deutsche Telekom AG       6,288         250,464
    Hoechst AG                6,277         287,546
    Mannesmann AG            25,547       3,348,716
    Marschollek,
      Lautenschlaeger und
      Partner AG Non-
      Voting Pfd.               646         362,564
    MobilCom AG               1,200         293,900
    Porsche AG Pfd.             484       1,203,318
                                       ------------
                                          8,197,710
                                       ------------
  GREECE -- 0.1%
    STET Hellas
      Telecommunications

      SA [ADR]*               5,750         155,250
                                       ------------
  HONG KONG -- 1.1%
    China Telecom Ltd.*     617,000       1,409,112
                                       ------------
  IRELAND -- 0.7%
    Elan Corp. PLC [ADR]*    15,711         809,116
                                       ------------
  ISRAEL -- 0.4%
    Matav-Cable Systems
      Media Ltd. [ADR]       16,000         512,000
                                       ------------
  ITALY -- 3.6%
    Assicurazioni Generali   16,150         629,618
    Banca Commerciale
      Italia NA              10,072          83,008
    Banca di Roma           142,692         235,500
    Mediaset SPA              1,442          12,510
    Telecom Italia Mobile
      SPA                   104,485         623,448
    Telecom Italia SPA      182,281       1,941,950
    Unicredito Italiano
      SPA                   175,662         892,044
                                       ------------
                                          4,418,078
                                       ------------
  JAPAN -- 10.5%
    Fujitsu Ltd.             24,000         411,188
    Honda Motor Co. Ltd.     29,000       1,277,968
    Ito-Yokado Co. Ltd.      20,000       1,228,203
    Kao Corp.                60,000       1,523,106
    Kirin Brewery Co. Ltd.   90,000       1,017,918
    Nippon Telegraph &
      Telephone Corp.             5          54,456
    NTT Data Corp.            1,190         942,139
    NTT Mobile
      Communication
      Network, Inc.              62       3,636,018
    Softbank Corp.            3,900         519,188
    Sony Corp.               13,100       1,223,721
    Takeda Chemical
      Industries Ltd.        21,000         913,110

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS
OVERSEAS GROWTH FUND

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
    Tokyo Electron Ltd.       1,000    $     56,970
    Yamanouchi
      Pharmaceutical Co.
      Ltd.                    6,000         190,011
                                       ------------
                                         12,993,996
                                       ------------
  KOREA -- 0.2%
    SK Telecom Co. Ltd.
      [ADR]                  22,114         306,833
                                       ------------
  MEXICO -- 1.2%
    Grupo Televisa SA
      [GDR]*                  2,940         120,540
    Telefonos de Mexico SA
      Cl-L [ADR]             17,520       1,327,140
                                       ------------
                                          1,447,680
                                       ------------
  NETHERLANDS -- 11.0%
    AEGON NV                  9,002         864,277
    ASM Lithography
      Holding NV*             6,599         278,560
    ASM Lithography
      Holding NV NY Reg.*     1,170          45,630
    Equant NV NY Reg.*        7,196         642,243
    Getronics NV             64,351       2,644,925
    Heineken NV              25,471       1,279,990
    ING Groep NV              9,612         592,856
    Koninklijke Ahold NV      2,773         103,120
    Koninklijke (Royal)
      Philips Electronics
      NV                     13,228       1,140,562
    Koninklijke (Royal)
      Philips Electronics
      NV NY Reg              16,062       1,371,293
    United Pan-Europe
      Communications NV*     23,881       1,236,723
    United Pan-Europe
      Communications NV
      [ADR]*                     30           1,528
    Wolters Kluwer NV        79,389       3,460,387
                                       ------------
                                         13,662,094
                                       ------------
  SPAIN -- 3.3%
    Argentaria Caja Postal
      Y Banco Hipotecario
      de Espana SA            8,577         201,989
    Banco Bilbao Vizcaya
      SA                     28,744         430,603
    Banco Santander
      Central Hispano SA     13,977         304,021
    Tele Pizza SA*            1,947          12,359
    Telefonica SA            59,015       2,769,001
    Telefonica SA [ADR]       2,060         287,168
    Telefonica SA Bonus
      Rights*                59,015          54,943
                                       ------------
                                          4,060,084
                                       ------------
  SWEDEN -- 5.7%
    Assa Abloy AB Cl-B       62,830       2,749,053
    Ericsson, (L.M.)
      Telephone Co. [ADR]    33,205         896,535
    Ericsson, (L.M.)
      Telephone Co. Cl-B     30,036         791,006

                            SHARES        VALUE
---------------------------------------------------
---------------------------------------------------
    Modern Times Group AB
      Cl-B*                  25,007    $    514,365
    Pharmacia & Upjohn,
      Inc.                      594          33,052
    SAS Sverige AB              159           1,569
    Securitas AB Cl-B       130,808       1,944,053
    WM-Data AB Cl-B           2,310          85,141
                                       ------------
                                          7,014,774
                                       ------------
  SWITZERLAND -- 5.0%
    Adecco SA                   181          91,424
    Julius Baer Holdings
      AG Cl-B                   347       1,131,633
    Kuoni Reisen AG              58         205,721
    Roche Holding AG            140       1,649,709
    Swisscom AG*              3,880       1,427,173
    UBS AG                    3,570       1,214,661
    Zurich Allied AG            682         440,347
                                       ------------
                                          6,160,668
                                       ------------
  UNITED KINGDOM -- 9.5%
    Amvescap PLC             31,682         336,674
    British
      Telecommunications
      Co. PLC                48,453         814,467
    Capita Group PLC         52,223         552,853
    COLT Telecom Group
      PLC*                   75,972       1,420,163
    Compass Group PLC       131,500       1,348,707
    Energis PLC*             13,770         369,148
    Glaxo Wellcome PLC       13,243         391,908
    Hays PLC                 39,546         439,980
    Lloyds TSB Group PLC      2,869          46,217
    Logica PLC               54,494         522,935
    Orange PLC*              19,334         263,357
    Rentokil Initial PLC    121,367         714,722
    SEMA Group PLC           17,340         167,794
    SmithKline Beecham PLC  171,876       2,274,781
    SmithKline Beecham PLC
      [ADR]                   4,800         315,300
    TeleWest
      Communications PLC*   108,049         499,293
    Vodafone Group PLC       34,075         628,194
    WPP Group PLC            71,312         630,358
                                       ------------
                                         11,736,851
                                       ------------
TOTAL FOREIGN STOCK
  (Cost $87,557,244)                     97,166,035
                                       ------------
U.S. STOCK -- 7.1%
  AUTOMOBILE MANUFACTURERS -- 0.1%
    DaimlerChrysler AG*       1,271         124,796
                                       ------------
  BROADCASTING -- 2.0%
    United International
      Holdings, Inc. Cl-A*   40,690       2,431,228
                                       ------------
  CONGLOMERATES -- 1.4%
    Tyco International
      Ltd.                   21,660       1,759,875
                                       ------------

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    Galileo Technology
      Ltd.*                  10,715    $    246,445
                                       ------------
  PHARMACEUTICALS -- 0.8%
    Pharmacia & Upjohn,
      Inc.                   18,500       1,036,000
                                       ------------
  TELECOMMUNICATIONS -- 2.6%
    AirTouch
      Communications,
      Inc.*                   5,975         557,916
    Global TeleSystems
      Group, Inc.*           16,665       1,101,973
    NTL, Inc.*               19,750       1,505,938
                                       ------------
                                          3,165,827
                                       ------------
TOTAL U.S. STOCK
  (Cost $7,481,551)                       8,764,171
                                       ------------
                              PAR
                             (000)
                            -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.1%
    Federal Home Loan
      Mortgage Corp.
      4.82%, 05/03/99
  (Cost $16,195,662)        $16,200      16,195,662
                                       ------------
TOTAL INVESTMENTS -- 98.7%
  (Cost $111,234,457)                   122,125,868
OTHER ASSETS LESS
  LIABILITIES -- 1.3%                     1,605,555
                                       ------------
NET ASSETS -- 100.0%                   $123,731,423
                                       ============

Foreign currency exchange contracts outstanding at April 30, 1999:

                                                                   UNREALIZED
SETTLEMENT           CONTRACTS TO     IN EXCHANGE   CONTRACTS     APPRECIATION
MONTH        TYPE       RECEIVE           FOR        AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------
05/99        Buy       AUD  258,674   $  169,085    $  171,422      $  2,337
05/99        Buy       CAD  204,184      138,995       140,207         1,212
05/99        Buy      EUR 1,782,008    1,894,118     1,887,529        (6,589)
05/99        Buy      GBP   333,582      538,210       537,112        (1,098)
10/99        Buy      GBP 1,000,000    1,610,940     1,610,306          (634)
05/99        Buy       HKD  888,011      114,582       114,578            (4)
10/99        Buy    JPY 212,000,000    1,840,560     1,815,816       (24,744)
                                      ----------    ----------      --------
                                      $6,306,490    $6,276,970      $(29,520)
                                      ==========    ==========      ========

                                                                    UNREALIZED
SETTLEMENT           CONTRACTS TO     IN EXCHANGE    CONTRACTS     APPRECIATION
MONTH        TYPE       DELIVER           FOR        AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
05/99        Sell      CAD  155,723   $   105,921   $   106,931      $ (1,010)
05/99        Sell     CHF   630,440       415,057       414,261           796
10/99        Sell     CHF   630,000       431,655       421,098        10,557
11/99        Sell     CHF   135,000        94,274        90,652         3,622
05/99        Sell     EUR   821,520       873,141       869,216         3,925
07/99        Sell     EUR 2,200,000     2,473,910     2,340,425       133,485
08/99        Sell     EUR 2,350,000     2,758,385     2,505,611       252,774
05/99        Sell     GBP   365,564       599,599       588,613        10,986
09/99        Sell     GBP 1,376,000     2,220,864     2,215,781         5,083
10/99        Sell     GBP 2,800,000     4,513,880     4,508,857         5,023
05/99        Sell    JPY 74,970,490       631,862       629,561         2,301
09/99        Sell    JPY 85,000,000       734,659       725,866         8,793
10/99        Sell   JPY 879,000,000     7,658,812     7,531,818       126,994
                                      -----------   -----------      --------
                                      $23,512,019   $22,948,690      $563,329
                                      ===========   ===========      ========

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of April 30, 1999. Percentages are based on net assets.

INDUSTRY
-------
Advertising                                   0.5%
Automobile Manufacturers                      2.3%
Automotive Parts                              0.1%
Beverages                                     1.9%
Broadcasting                                  0.1%
Business Services                             0.9%
Cable Television                              0.4%
Chemicals                                     0.5%
Clothing & Apparel                            0.2%
Computer Services & Software                  7.5%
Consumer Products & Services                  4.8%
Electronic Components & Equipment             3.1%
Entertainment & Leisure                       3.6%
Environmental Services                        2.7%
Financial -- Bank & Trust                     5.8%
Financial Services                            0.6%
Food                                          2.9%
Hotels & Motels                               0.2%
Industrial Products                           2.7%
Insurance                                     2.4%
Medical Supplies & Equipment                  0.2%
Metals & Mining                               2.2%
Oil & Gas                                     0.4%
Pharmaceuticals                               5.5%
Printing & Publishing                         3.4%
Telecommunications                           23.6%
                                             -----
TOTAL                                        78.5%
                                             =====

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF MARSICO
CAPITAL GROWTH FUND

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
COMMON STOCK -- 87.4%
  ADVERTISING -- 0.3%
    Young & Rubicam, Inc.*   24,089    $    959,043
                                       ------------
  AIRLINES -- 7.7%
    Delta Air Lines, Inc.    81,584       5,175,485
    Southwest Airlines Co.  241,722       7,871,073
    UAL Corp.*              118,462       9,565,806
                                       ------------
                                         22,612,364
                                       ------------
  AUTOMOBILE MANUFACTURERS -- 5.7%
    DaimlerChrysler AG*      25,713       2,524,695
    Ford Motor Co.           91,118       5,825,857
    General Motors Corp.     93,765       8,339,225
                                       ------------
                                         16,689,777
                                       ------------
  AUTOMOTIVE PARTS -- 0.5%
    Delphi Automotive
      Systems Corp.*         68,376       1,329,058
                                       ------------
  BEVERAGES -- 4.3%
    Anheuser-Busch
      Companies, Inc.       138,208      10,106,460
    Coca-Cola Enterprises,
      Inc.                   79,101       2,728,984
                                       ------------
                                         12,835,444
                                       ------------
  BROADCASTING -- 0.3%
    Clear Channel
      Communications,
      Inc.*                  13,530         940,335
                                       ------------
  COMPUTER HARDWARE -- 5.1%
    EMC Corp.*              137,312      14,958,426
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 4.8%
    Cisco Systems, Inc.*     28,349       3,233,558
    Critical Path, Inc.*      4,000         398,000
    Inktomi Corp.*           42,929       5,140,748
    Rhythms
      Netconnections,
      Inc.*                  25,000       2,062,500
    Sun Microsystems,
      Inc.*                  46,930       2,807,001
    Ziff-Davis, Inc.*        15,000         528,750
                                       ------------
                                         14,170,557
                                       ------------
  CONSTRUCTION -- 0.1%
    M.D.C. Holdings, Inc.    20,000         392,500
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.5%
    General Electric Co.     68,959       7,275,174
                                       ------------
  ENTERTAINMENT & LEISURE -- 4.0%
    Time Warner, Inc.       170,418      11,929,260
                                       ------------
  EQUIPMENT
    SERVICES -- 2.4%
    Hertz Corp. Cl-A        119,172       7,113,079
                                       ------------

                             SHARES           VALUE
---------------------------------------------------
---------------------------------------------------
  FINANCIAL -- BANK & TRUST -- 2.7%
    Chase Manhattan Corp.    79,997    $  6,619,752
    Northern Trust Corp.     13,571       1,263,799
                                       ------------
                                          7,883,551
                                       ------------
  FINANCIAL SERVICES -- 12.6%
    Associates First
      Capital Corp. Cl-A    142,435       6,311,651
    Citigroup, Inc.         192,756      14,504,889
    Fannie Mae              124,902       8,860,236
    Freddie Mac             107,041       6,716,823
    Providian Financial
      Corp.                   6,809         878,787
                                       ------------
                                         37,272,386
                                       ------------
  HEALTHCARE
    SERVICES -- 0.8%
    IMS Health, Inc.         80,368       2,411,040
                                       ------------
  HOTELS & MOTELS -- 1.5%
    Four Seasons Hotels,
      Inc.                  105,423       4,401,410
                                       ------------
  OFFICE EQUIPMENT -- 1.8%
    Xerox Corp.              90,844       5,337,085
                                       ------------
  OIL & GAS -- 1.6%
    Royal Dutch Petroleum
      Co.                    82,115       4,819,124
                                       ------------
  PHARMACEUTICALS -- 3.3%
    Monsanto Co.            124,417       5,629,869
    Pfizer, Inc.             17,618       2,027,171
    Schering-Plough Corp.    44,650       2,157,153
                                       ------------
                                          9,814,193
                                       ------------
  PRINTING & PUBLISHING -- 0.7%
    Houghton Mifflin Co.     44,564       1,988,668
                                       ------------
  RESTAURANTS -- 1.3%
    McDonald's Corp.         90,662       3,841,802
                                       ------------
  RETAIL & MERCHANDISING -- 5.0%
    CVS Corp.                21,973       1,046,464
    Dayton-Hudson Corp.      26,179       1,762,174
    Duane Reade, Inc.*       50,000       1,340,625
    Home Depot, Inc.        102,387       6,136,821
    Priceline.com, Inc.*      5,000         811,875
    Starbucks Corp.*         94,486       3,490,077
    Tiffany & Co.             2,825         237,300
                                       ------------
                                         14,825,336
                                       ------------
  SEMICONDUCTORS -- 0.7%
    Uniphase Corp.*          15,887       1,928,285
                                       ------------

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
TELECOMMUNICATIONS -- 17.7%
    AT&T Corp.               55,557    $  2,805,629
    Comcast Corp. Cl-A       42,270       2,776,611
    Lucent Technologies,
      Inc.                   64,750       3,893,094
    MediaOne Group, Inc.*   163,942      13,371,519
    QUALCOMM, Inc.*          73,634      14,726,800
    Qwest Communications
      International, Inc.*   87,170       7,447,587
    Sprint Corp. (PCS
      Group)*               168,538       7,141,798
                                       ------------
                                         52,163,038
                                       ------------
TOTAL COMMON STOCK
  (Cost $224,033,157)                   257,890,935
                                       ------------
---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.6%
    Federal Home Loan Bank
      4.80%, 05/03/99
  (Cost $31,291,653)        $31,300    $ 31,291,653
                                       ------------
                             SHARES
                            -------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund              52,336          52,336
    Temporary Investment
      Fund                   52,336          52,336
                                       ------------
  (Cost $104,672)                           104,672
                                       ------------
TOTAL INVESTMENTS -- 98.0%
  (Cost $255,429,482)                   289,287,260
OTHER ASSETS LESS
  LIABILITIES -- 2.0%                     5,829,271
                                       ------------
NET ASSETS -- 100.0%                   $295,116,531
                                       ============

-------------------------------------------------------
* Non-income producing security.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
COMMON STOCK -- 90.0%
  ADVERTISING -- 1.1%
    Outdoor Systems, Inc.*     11,000    $   277,062
                                         -----------
  BROADCASTING -- 4.4%
    Chancellor Media
      Corp.*                   13,800        757,275
    Jones Intercable, Inc.
      Cl-A*                     8,200        380,275
                                         -----------
                                           1,137,550
                                         -----------
  BUSINESS SERVICES -- 1.7%
    International Network
      Services*                 5,000        190,000
    Waters Corp.*               2,400        252,300
                                         -----------
                                             442,300
                                         -----------
  CLOTHING & APPAREL -- 1.6%
    Abercrombie & Fitch
      Co. Cl-A*                 4,200        399,525
                                         -----------
  COMPUTER HARDWARE -- 1.3%
    Adaptec, Inc.*             14,400        346,500
                                         -----------
  COMPUTER SERVICES & SOFTWARE -- 14.5%
    AppliedTheory Corp.*          100          2,050
    BroadVision, Inc.*          2,100        121,931
    CheckFree Holdings
      Corp.*                    5,800        278,400
    Citrix Systems, Inc.*      15,500        658,750
    CMGI, Inc.*                   300         76,369
    DoubleClick, Inc.*            600         83,887
    Exodus Communications,
      Inc.*                     1,400        126,175
    Infoseek Corp.*             3,000        153,187
    Inktomi Corp.*                900        107,775
    Intuit, Inc.*               4,200        361,725
    Marimba, Inc.*                100          6,075
    Network Appliance,
      Inc.*                     7,300        367,281
    Novell, Inc.*              15,900        353,775
    Safeguard Scientifics,
      Inc.*                     3,000        243,000
    Siebel Systems, Inc.*       4,500        172,969
    USWeb Corp.*                4,300         96,481
    VERITAS Software
      Corp.*                    3,100        220,100
    Yahoo!, Inc.*               1,700        296,969
                                         -----------
                                           3,726,899
                                         -----------
  CONSTRUCTION -- 0.4%
    Lennar Corp.                4,400        106,425
                                         -----------
  CONSUMER PRODUCTS & SERVICES -- 1.8%
    Estee Lauder
      Companies, Inc. Cl-A      2,700        270,337
    Fortune Brands, Inc.        4,800        189,600
                                         -----------
                                             459,937
                                         -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.9%
    Altera Corp.*               5,300        382,925
    Gemstar International
      Group Ltd.*                 800         84,300
    KLA-Tencor Corp.*           5,500        272,937

                               SHARES          VALUE
----------------------------------------------------
----------------------------------------------------
    RF Micro Devices,
      Inc.*                     3,700    $   206,737
    Sanmina Corp.*              8,600        570,825
                                         -----------
                                           1,517,724
                                         -----------
  ENTERTAINMENT & LEISURE -- 1.1%
    SFX Entertainment,
      Inc. Cl-A*                4,700        290,225
                                         -----------
  ENVIRONMENTAL SERVICES -- 1.9%
    Republic Services,
      Inc. Cl-A*               23,500        483,219
                                         -----------
  FINANCIAL -- BANK & TRUST -- 1.1%
    State Street Boston
      Corp.*                    3,100        271,250
                                         -----------
  FINANCIAL SERVICES -- 10.7%
    Capital One Financial
      Corp.                     3,300        573,169
    Donaldson, Lufkin &
      Jenrette, Inc.            8,200        573,487
    E*TRADE Group, Inc.*        4,600        531,300
    FINOVA Group, Inc.          5,300        256,056
    Lehman Brothers
      Holdings, Inc.            3,200        177,800
    Nationwide Financial
      Services, Inc.            5,150        238,831
    Providian Financial
      Corp.                     3,100        400,094
                                         -----------
                                           2,750,737
                                         -----------
  FURNITURE -- 1.1%
    Furniture Brands
      International, Inc.*     11,500        288,219
                                         -----------
  HEALTHCARE SERVICES -- 1.6%
    Alternative Living
      Services, Inc.*           8,800        195,800
    McKesson HBOC, Inc.         6,300        220,500
                                         -----------
                                             416,300
                                         -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.5%
    Bard, (C.R.), Inc.          5,700        279,300
    VISX, Inc.*                   800        103,000
                                         -----------
                                             382,300
                                         -----------
  OFFICE EQUIPMENT -- 2.8%
    Office Depot, Inc.*        13,000        286,000
    Staples, Inc.*             14,550        436,500
                                         -----------
                                             722,500
                                         -----------
  OIL & GAS -- 2.2%
    Coastal Corp.               9,000        344,250
    Enron Oil & Gas Co.        12,200        231,800
                                         -----------
                                             576,050
                                         -----------
  PHARMACEUTICALS -- 6.4%
    Biogen, Inc.*               4,000        380,250
    Cardinal Health, Inc.       3,000        179,438
    Elan Corp. PLC [ADR]*       5,400        278,100
    Immunex Corp.*              3,900        372,450

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
    Mylan Laboratories,
      Inc.                      7,600    $   172,425
    Sepracor, Inc.*             3,100        261,950
                                         -----------
                                           1,644,613
                                         -----------
  PRINTING & PUBLISHING -- 1.3%
    Valassis
      Communications,
      Inc.*                     6,000        336,000
                                         -----------
  RAILROADS -- 1.6%
    Kansas City Southern
      Industries, Inc.          6,900        410,981
                                         -----------
  RESTAURANTS -- 0.9%
    Brinker International,
      Inc.*                     8,000        221,000
                                         -----------
  RETAIL & MERCHANDISING -- 7.3%
    Amazon.com, Inc.*           1,800        309,713
    Best Buy Co., Inc.*         4,500        214,875
    Costco Companies,
      Inc.*                     3,200        259,000
    Dollar Tree Stores,
      Inc.*                     6,200        226,300
    Linens 'n Things,
      Inc.*                     8,500        388,875
    TJX Companies, Inc.        14,600        486,363
                                         -----------
                                           1,885,126
                                         -----------
  SEMICONDUCTORS -- 3.0%
    PMC-Sierra, Inc.*           4,200        402,675
    Uniphase Corp.*             3,150        382,331
                                         -----------
                                             785,006
                                         -----------
  TELECOMMUNICATIONS -- 10.7%
    American Tower Corp.
      Cl-A*                     8,500        180,094
    Ascend Communications,
      Inc.*                     4,000        386,500
    Frontier Corp.              6,400        353,200
    ICG Communications,
      Inc.*                     8,100        178,706

                               SHARES          VALUE
----------------------------------------------------
----------------------------------------------------
    Intermedia
      Communications,
      Inc.*                     8,500    $   273,594
    NTL, Inc.*                  5,300        404,125
    RSL Communications
      Ltd. Cl-A*               11,900        389,725
    Tellabs, Inc.*              4,200        460,163
    WinStar
      Communications,
      Inc.*                     2,600        126,425
                                         -----------
                                           2,752,532
                                         -----------
  TRANSPORTATION -- 0.9%
    Avis Rent A Car, Inc.*      7,300        229,038
                                         -----------
  UTILITIES -- 1.2%
    Montana Power Co.           4,200        313,163
                                         -----------
TOTAL COMMON STOCK
  (Cost $20,529,564)                      23,172,181
                                         -----------
SHORT-TERM INVESTMENTS -- 8.2%
    Temporary Investment
      Cash Fund             1,054,197      1,054,197
    Temporary Investment
      Fund                  1,054,196      1,054,196
                                         -----------
  (Cost $2,108,393)                        2,108,393
                                         -----------

TOTAL INVESTMENTS -- 98.2%
  (Cost $22,637,957)                      25,280,574
OTHER ASSETS LESS LIABILITIES -- 1.8%        462,520
                                         -----------
NET ASSETS -- 100.0%                     $25,743,094
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
COMMON STOCK -- 89.5%
  AEROSPACE -- 2.2%
    General Motors Corp.
      Cl-H*                    4,100    $   227,037
    Raytheon Co. Cl-A          2,300        159,131
                                        -----------
                                            386,168
                                        -----------
  AIRLINES -- 1.2%
    Continental Airlines,
      Inc. Cl-B*               4,800        207,300
                                        -----------
  AUTOMOBILE MANUFACTURERS -- 1.9%
    Navistar International
      Corp.*                   6,600        345,262
                                        -----------
  AUTOMOTIVE PARTS -- 3.7%
    AutoZone, Inc.*            9,200        276,000
    Lear Corp.*                8,500        389,937
                                        -----------
                                            665,937
                                        -----------
  BROADCASTING -- 2.2%
    AT&T Corp. Liberty
      Media Group Cl-A*        2,500        159,687
    Scripps, (E.W.) Co.
      Cl-A                     4,600        230,000
                                        -----------
                                            389,687
                                        -----------
  CHEMICALS -- 4.1%
    Hercules, Inc.             4,900        185,281
    Lyondell Chemical Co.     10,800        210,600
    Praxair, Inc.              6,500        336,375
                                        -----------
                                            732,256
                                        -----------
  COMPUTER HARDWARE -- 4.1%
    Hewlett-Packard Co.        2,800        220,850
    International Business
      Machines Corp.             800        167,350
    Quantum Corp.*            10,600        189,475
    Storage Technology
      Corp.*                   7,500        144,844
                                        -----------
                                            722,519
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 2.4%
    Computer Associates
      International, Inc.      5,500        234,781
    Parametric Technology
      Corp.*                  15,000        195,937
                                        -----------
                                            430,718
                                        -----------
  CONTAINERS & PACKAGING -- 1.3%
    Owens-Illinois, Inc.*      8,100        234,900
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.5%
    Tandy Corp.                3,200        231,800
    Teradyne, Inc.*            2,200        103,812
    Texas Instruments, Inc.    1,000        102,125
                                        -----------
                                            437,737
                                        -----------
  ENTERTAINMENT & LEISURE -- 1.2%
    Mirage Resorts, Inc.*      9,600        215,400
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  ENVIRONMENTAL SERVICES -- 1.8%
    Allied Waste
      Industries, Inc.*       18,300    $   323,681
                                        -----------
  FINANCIAL -- BANK & TRUST -- 7.4%
    Bank One Corp.             4,500        265,500
    BankBoston Corp.           4,100        200,900
    Chase Manhattan Corp.      2,500        206,875
    Countrywide Credit
      Industries, Inc.         6,500        294,531
    North Fork
      Bancorporation, Inc.     6,000        135,000
    Valley National
      Bancorporation           7,500        216,094
                                        -----------
                                          1,318,900
                                        -----------
  FINANCIAL SERVICES -- 8.3%
    AMBAC Financial Group,
      Inc.                     1,500         90,562
    Bear Stearns Companies,
      Inc.                     5,800        270,425
    Dun & Bradstreet Corp.    13,100        481,425
    FINOVA Group, Inc.         4,200        202,912
    MBIA, Inc.                 1,700        114,325
    SLM Holding Corp.          7,400        315,887
                                        -----------
                                          1,475,536
                                        -----------
  FOOD -- 1.6%
    ConAgra, Inc.              3,800         94,525
    Nabisco Holdings Corp.
      Cl-A                     3,400        128,562
    Sara Lee Corp.             2,700         60,075
                                        -----------
                                            283,162
                                        -----------
  HEALTHCARE SERVICES -- 1.9%
    McKesson HBOC, Inc.        2,400         84,000
    Tenet Healthcare Corp.*   10,700        252,788
                                        -----------
                                            336,788
                                        -----------
  HOTELS & MOTELS -- 0.3%
    Host Marriott Corp.
      [REIT]                   4,200         55,913
                                        -----------
  INSURANCE -- 5.3%
    Ace, Ltd.                 11,300        341,825
    CIGNA Corp.                4,600        401,063
    Cincinnati Financial
      Corp.                    4,800        193,800
                                        -----------
                                            936,688
                                        -----------
  MACHINERY & EQUIPMENT -- 1.3%
    McDermott
      International, Inc.      8,300        240,700
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 4.2%
    Baxter International,
      Inc.                     2,000        126,000
    Becton Dickinson & Co.     7,800        290,063
    Centocor, Inc.*            7,400        328,375
                                        -----------
                                            744,438
                                        -----------
  METALS & MINING -- 0.4%
    AK Steel Holding Corp.     3,000         78,000
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
OFFICE EQUIPMENT -- 0.9%
    Xerox Corp.                2,800    $   164,500
                                        -----------
  OIL & GAS -- 3.9%
    Apache Corp.               1,400         42,963
    Coastal Corp.              5,800        221,850
    Nicor, Inc.                3,700        134,588
    Tosco Corp.                9,200        246,100
    USX-Marathon Group,
      Inc.                     1,400         43,750
                                        -----------
                                            689,251
                                        -----------
  PAPER & FOREST PRODUCTS -- 2.3%
    Fort James Corp.          10,800        410,400
                                        -----------
  PHARMACEUTICALS -- 1.3%
    ALZA Corp.*                6,900        231,581
                                        -----------
  PRINTING & PUBLISHING -- 1.2%
    Belo, (A.H.) Corp. Cl-A    9,800        211,925
                                        -----------
  RAILROADS -- 1.0%
    Burlington Northern
      Santa Fe Corp.           4,700        172,138
                                        -----------
  REAL ESTATE -- 1.5%
    Indymac Mortgage
      Holdings, Inc. [REIT]   16,300        268,950
                                        -----------
  RETAIL & MERCHANDISING -- 4.1%
    Consolidated Stores
      Corp.*                   5,800        199,375
    Harcourt General, Inc.     4,600        219,363
    Rite Aid Corp.            13,700        319,381
                                        -----------
                                            738,119
                                        -----------
  TELECOMMUNICATIONS -- 7.3%
    Bell Atlantic Corp.        2,700        155,588
    Loral Space &
      Communications Corp.*    8,600        167,700
    MCI WorldCom, Inc.*        2,400        197,250
    MediaOne Group, Inc.*      2,700        220,219
    Nortel Networks Corp.      4,300        293,206
    Shaw Communications,
      Inc. Cl-B                1,800         72,900
    Williams Companies,
      Inc.                     4,200        198,450
                                        -----------
                                          1,305,313
                                        -----------
  UTILITIES -- 6.7%
    GPU, Inc.                  2,400         91,500
    Illinova Corp.             4,300        112,875
    New Century Energies,
      Inc.                     3,600        126,000
    Niagara Mohawk
      Holdings, Inc.*          9,700        129,738
    PECO Energy Co.            1,800         85,388

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
    Texas Utilities Co.        5,000    $   198,750
    UGI Corp.                 10,500        180,469
    Unicom Corp.               7,000        271,688
                                        -----------
                                          1,196,408
                                        -----------
TOTAL COMMON STOCK
  (Cost $14,423,124)                     15,950,275
                                        -----------
PREFERRED STOCK -- 1.3%
  BROADCASTING
    News Corp. Ltd. [ADR]
  (Cost $218,773)              7,800        238,388
                                        -----------
SHORT-TERM INVESTMENTS -- 7.7%
    Temporary Investment
      Cash Fund              684,510        684,510
    Temporary Investment
      Fund                   684,510        684,510
                                        -----------
  (Cost $1,369,020)                       1,369,020
                                        -----------

TOTAL INVESTMENTS -- 98.5%
  (Cost $16,010,917)                     17,557,683
OTHER ASSETS LESS
  LIABILITIES -- 1.5%                       273,892
                                        -----------
NET ASSETS -- 100.0%                    $17,831,575
                                        ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
DEFINITION OF ABBREVIATIONS

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
CVT   --   Convertible Security
GDR   --   Global Depositary Receipt
PIK   --   Payment in Kind Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond (Rates shown are the
           effective yields at purchase date.)
COUNTRIES/CURRENCIES:
AUD   --   Australia/Australian Dollar
CAD   --   Canada/Canadian Dollar
CHF   --   Switzerland/Swiss Franc
EUR   --   Europe/Euro Currency
GBP   --   United Kingdom/British Pound
HKD   --   Hong Kong/Hong Kong Dollar
ITL   --   Italy/Italian Lira
JPY   --   Japan/Japanese Yen

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

APRIL 30, 1999

(UNAUDITED)
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                        ASAF                           ASAF           ASAF
                                                      FOUNDERS          ASAF          T. ROWE       AMERICAN
                                                   INTERNATIONAL        JANUS       PRICE SMALL      CENTURY
                                                       SMALL          SMALL-CAP       COMPANY       STRATEGIC
                                                   CAPITALIZATION      GROWTH          VALUE        BALANCED
                                                        FUND            FUND           FUND           FUND
                                                   --------------    -----------    -----------    -----------
ASSETS:
  Investments in Securities at Value (A)             $8,489,998      $45,696,267    $54,821,939    $70,353,313
  Cash                                                      758               --             --             --
  Foreign Currency (B)                                       --               --             --             --
  Receivable For:
    Securities Sold                                      32,111          187,855         65,437         54,833
    Dividends and Interest                                7,735            1,343         44,841        364,029
    Fund Shares Sold                                     56,443        1,593,715        299,563      1,057,023
  Unrealized Appreciation on Foreign Currency
    Exchange Contracts                                       67               --             --             --
  Receivable from Investment Manager                     13,242           36,940         30,197          5,094
  Deferred Organization Costs                            47,971           47,971         47,971         47,971
  Prepaid Expenses                                       21,828           24,785         29,493         26,749
                                                     ----------      -----------    -----------    -----------
      Total Assets                                    8,670,153       47,588,876     55,339,441     71,909,012
                                                     ----------      -----------    -----------    -----------
LIABILITIES:
  Cash Overdraft                                             --               --             --             --
  Payable to Investment Manager                              --               --             --             --
  Unrealized Depreciation on Foreign Currency
    Exchange Contracts                                       --               --             --             --
  Payable For:
    Securities Purchased                                     --        1,010,662        431,957      1,012,558
    Fund Shares Redeemed                                     --              267          6,891          8,267
    Distribution Fees                                     6,326           27,104         38,272         47,503
    Accrued Expenses and Other Liabilities               46,133           42,832         60,606         45,396
                                                     ----------      -----------    -----------    -----------
      Total Liabilities                                  52,459        1,080,865        537,726      1,113,724
                                                     ----------      -----------    -----------    -----------
NET ASSETS                                           $8,617,694      $46,508,011    $54,801,715    $70,795,288
                                                     ==========      ===========    ===========    ===========
COMPONENTS OF NET ASSETS
Capital Stock                                        $      716      $     3,641    $     6,074    $     5,617
Additional Paid-In Capital                            7,747,497       39,733,679     59,648,414     65,355,823
Undistributed Net Investment Income (Loss)              (69,720)        (162,056)       (69,442)       136,940
Accumulated Net Realized Gain (Loss)
  on Investments                                       (311,631)          36,159       (441,869)     1,850,314
Net Unrealized Appreciation (Depreciation)
  on Investments                                      1,250,832        6,896,588     (4,341,462)     3,446,594
                                                     ----------      -----------    -----------    -----------
NET ASSETS                                           $8,617,694      $46,508,011    $54,801,715    $70,795,288
                                                     ==========      ===========    ===========    ===========
(A) Investments at Cost                              $7,238,987      $38,799,663    $59,163,401    $66,904,122
                                                     ==========      ===========    ===========    ===========
(B) Foreign Currency at Cost                         $       --      $        --    $        --    $        --
                                                     ==========      ===========    ===========    ===========

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                        ASAF                           ASAF           ASAF
                                                      FOUNDERS          ASAF          T. ROWE       AMERICAN
                                                   INTERNATIONAL        JANUS       PRICE SMALL      CENTURY
                                                       SMALL          SMALL-CAP       COMPANY       STRATEGIC
                                                   CAPITALIZATION      GROWTH          VALUE        BALANCED
                                                        FUND            FUND           FUND           FUND
                                                   --------------    -----------    -----------    -----------
NET ASSET VALUE:
  Class A: Net Assets                                $1,224,015      $12,807,292    $ 9,656,435    $14,023,357
                                                     ----------      -----------    -----------    -----------
           Shares Outstanding                           101,037          996,242      1,066,075      1,109,834
                                                     ----------      -----------    -----------    -----------
           Net Asset Value and Redemption Price
             Per Share                               $    12.11      $     12.86    $      9.06    $     12.64
                                                     ==========      ===========    ===========    ===========
             Divided by (1 - Maximum
               Sales Charge)                                 95%              95%            95%            95%
                                                     ----------      -----------    -----------    -----------
           Offering Price Per Share*                 $    12.75      $     13.54    $      9.54    $     13.31
                                                     ==========      ===========    ===========    ===========
  Class B: Net Assets                                $2,541,201      $15,747,225    $19,836,112    $30,428,570
                                                     ----------      -----------    -----------    -----------
           Shares Outstanding                           211,123        1,236,752      2,199,964      2,415,245
                                                     ----------      -----------    -----------    -----------
           Net Asset Value, Offering and
             Redemption Price Per Share              $    12.04      $     12.73    $      9.02    $     12.60
                                                     ==========      ===========    ===========    ===========
  Class C: Net Assets                                $1,409,451      $ 8,875,288    $11,664,334    $12,304,686
                                                     ----------      -----------    -----------    -----------
           Shares Outstanding                           117,182          695,950      1,294,237        976,789
                                                     ----------      -----------    -----------    -----------
           Net Asset Value, Offering and
             Redemption Price Per Share              $    12.03      $     12.75    $      9.01    $     12.60
                                                     ==========      ===========    ===========    ===========
  Class X: Net Assets                                $3,443,027      $ 9,078,206    $13,644,834    $14,038,675
                                                     ----------      -----------    -----------    -----------
           Shares Outstanding                           286,277          712,137      1,513,721      1,114,741
                                                     ----------      -----------    -----------    -----------
           Net Asset Value, Offering and
             Redemption Price Per Share              $    12.03      $     12.75    $      9.01    $     12.59
                                                     ==========      ===========    ===========    ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

APRIL 30, 1999

(UNAUDITED)
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                      ASAF           ASAF           ASAF            ASAF
                                                    FEDERATED     OPPENHEIMER    LORD ABBETT       JANUS
                                                   HIGH YIELD      LARGE-CAP     GROWTH AND       OVERSEAS
                                                      BOND          GROWTH         INCOME          GROWTH
                                                      FUND           FUND           FUND            FUND
                                                   -----------    -----------    -----------    ------------
ASSETS:
  Investments in Securities at Value (A)           $95,780,453    $37,814,194    $77,666,182    $122,125,868
  Cash                                                      --            --              --              --
  Foreign Currency (B)                                      --            --              --              53
  Receivable For:
    Securities Sold                                         --            --         485,817       1,266,674
    Dividends and Interest                           1,755,107         4,344         100,608         142,052
    Fund Shares Sold                                 1,419,714       453,748       1,024,284       2,888,490
  Unrealized Appreciation on Foreign Currency
    Exchange Contracts                                      --            --              --         567,888
  Receivable from Investment Manager                        --         2,580              --              --
  Deferred Organization Costs                           47,971            --              --              --
  Prepaid Expenses                                      94,665        22,517          20,140          27,908
                                                   -----------    -----------    -----------    ------------
      Total Assets                                  99,097,910    38,297,383      79,297,031     127,018,933
                                                   -----------    -----------    -----------    ------------
LIABILITIES:
  Cash Overdraft                                            --            --              --          95,484
  Payable to Investment Manager                         12,428            --           1,293          14,242
  Unrealized Depreciation on Foreign Currency
    Exchange Contracts                                      --            --              --          34,079
  Payable For:
    Securities Purchased                               659,191        17,446       1,985,512       3,035,763
    Fund Shares Redeemed                               179,524            --           6,984           6,594
    Distribution Fees                                  135,279        27,707          52,794          83,016
    Accrued Expenses and Other Liabilities             646,042        38,830          16,491          18,332
                                                   -----------    -----------    -----------    ------------
      Total Liabilities                              1,632,464        83,983       2,063,074       3,287,510
                                                   -----------    -----------    -----------    ------------
NET ASSETS                                         $97,465,446    $38,213,400    $77,233,957    $123,731,423
                                                   ===========    ===========    ===========    ============
COMPONENTS OF NET ASSETS
Capital Stock                                      $     9,712    $    3,081     $     6,204    $     10,345
Additional Paid-In Capital                          96,447,764    35,127,136      68,570,273     116,739,632
Undistributed Net Investment Income (Loss)                  --      (371,493)         10,331        (485,373)
Accumulated Net Realized Gain (Loss) on
  Investments                                          (79,363)    1,596,785      (1,841,310)     (3,960,838)
Net Unrealized Appreciation (Depreciation) on
  Investments                                        1,087,333     1,857,891      10,488,459      11,427,657
                                                   -----------    -----------    -----------    ------------
NET ASSETS                                         $97,465,446    $38,213,400    $77,233,957    $123,731,423
                                                   ===========    ===========    ===========    ============
(A) Investments at Cost                            $94,693,120    $35,956,303    $67,177,723    $111,234,404
                                                   ===========    ===========    ===========    ============
(B) Foreign Currency at Cost                       $        --    $       --     $        --    $         53
                                                   ===========    ===========    ===========    ============

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                      ASAF           ASAF           ASAF            ASAF
                                                    FEDERATED     OPPENHEIMER    LORD ABBETT       JANUS
                                                   HIGH YIELD      LARGE-CAP     GROWTH AND       OVERSEAS
                                                      BOND          GROWTH         INCOME          GROWTH
                                                      FUND           FUND           FUND            FUND
                                                   -----------    -----------    -----------    ------------
NET ASSET VALUE:
  Class A: Net Assets                              $15,451,290    $5,517,660     $14,589,599    $ 29,356,023
                                                   -----------    -----------    -----------    ------------
           Shares Outstanding                        1,540,235       443,115       1,172,083       2,442,426
                                                   -----------    -----------    -----------    ------------
           Net Asset Value and Redemption
             Price Per Share                       $     10.03    $    12.45     $     12.45    $      12.02
                                                   ===========    ===========    ===========    ============
             Divided by (1 - Maximum
               Sales Charge)                            95 3/4%           95%             95%             95%
                                                   -----------    -----------    -----------    ------------
           Offering Price Per Share*               $     10.48    $    13.11     $     13.11    $      12.65
                                                   ===========    ===========    ===========    ============
  Class B: Net Assets                              $49,646,152    $17,411,364    $31,179,452    $ 45,306,020
                                                   -----------    -----------    -----------    ------------
           Shares Outstanding                        4,946,591     1,403,182       2,503,310       3,794,233
                                                   -----------    -----------    -----------    ------------
           Net Asset Value, Offering and
             Redemption Price Per Share            $     10.04    $    12.41     $     12.46    $      11.94
                                                   ===========    ===========    ===========    ============
  Class C: Net Assets                              $12,718,199    $5,102,498     $12,568,516    $ 26,912,844
                                                   -----------    -----------    -----------    ------------
           Shares Outstanding                        1,267,216       412,485       1,010,442       2,251,287
                                                   -----------    -----------    -----------    ------------
           Net Asset Value, Offering and
             Redemption Price Per Share            $     10.04    $    12.37     $     12.44    $      11.95
                                                   ===========    ===========    ===========    ============
  Class X: Net Assets                              $19,649,805    $10,181,878    $18,896,390    $ 22,156,536
                                                   -----------    -----------    -----------    ------------
           Shares Outstanding                        1,958,309       822,660       1,518,333       1,856,872
                                                   -----------    -----------    -----------    ------------
           Net Asset Value, Offering and
             Redemption Price Per Share            $     10.03    $    12.38     $     12.45    $      11.93
                                                   ===========    ===========    ===========    ============

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

APRIL 30, 1999

(UNAUDITED)
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                 ASAF           ASAF
                                                                  ASAF         NEUBERGER      NEUBERGER
                                                                MARSICO         BERMAN         BERMAN
                                                                CAPITAL         MID-CAP        MID-CAP
                                                                 GROWTH         GROWTH          VALUE
                                                                  FUND           FUND           FUND
                                                              ------------    -----------    -----------
ASSETS:
  Investments in Securities at Value (A)                      $289,287,260    $25,280,574    $17,557,683
  Cash                                                                  --             --             --
  Foreign Currency (B)                                                  --             --             --
  Receivable For:
    Securities Sold                                                     --        161,832             --
    Dividends and Interest                                         139,738          8,300         22,849
    Fund Shares Sold                                             6,076,202        456,533        556,932
  Unrealized Appreciation on Foreign Currency Exchange
    Contracts                                                           --             --             --
  Receivable from Investment Manager                                    --         13,614         13,805
  Deferred Organization Costs                                           --             --             --
  Prepaid Expenses                                                 101,850         36,993         35,812
                                                              ------------    -----------    -----------
      Total Assets                                             295,605,050     25,957,846     18,187,081
                                                              ------------    -----------    -----------
LIABILITIES:
  Cash Overdraft                                                        --             --             --
  Payable to Investment Manager                                     55,622             --             --
  Unrealized Depreciation on Foreign Currency Exchange
    Contracts                                                           --             --             --
  Payable For:
    Securities Purchased                                                --        163,210        308,155
    Fund Shares Redeemed                                            41,953             --             --
    Distribution Fees                                              196,130         17,225         11,472
    Accrued Expenses and Other Liabilities                         194,814         34,317         35,879
                                                              ------------    -----------    -----------
      Total Liabilities                                            488,519        214,752        355,506
                                                              ------------    -----------    -----------
NET ASSETS                                                    $295,116,531    $25,743,094    $17,831,575
                                                              ============    ===========    ===========
COMPONENTS OF NET ASSETS
Capital Stock                                                 $     21,729    $     1,792    $     1,473
Additional Paid-In Capital                                     256,024,550     24,157,342     15,816,536
Undistributed Net Investment Income (Loss)                        (663,287)       (98,286)        (5,036)
Accumulated Net Realized Gain (Loss) on Investments              5,875,761       (960,371)       471,836
Net Unrealized Appreciation (Depreciation) on Investments       33,857,778      2,642,617      1,546,766
                                                              ------------    -----------    -----------
NET ASSETS                                                    $295,116,531    $25,743,094    $17,831,575
                                                              ============    ===========    ===========
(A) Investments at Cost                                       $255,429,482    $22,637,957    $16,010,917
                                                              ============    ===========    ===========
(B) Foreign Currency at Cost                                  $         --    $        --    $        --
                                                              ============    ===========    ===========

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                 ASAF           ASAF
                                                                  ASAF         NEUBERGER      NEUBERGER
                                                                MARSICO         BERMAN         BERMAN
                                                                CAPITAL         MID-CAP        MID-CAP
                                                                 GROWTH         GROWTH          VALUE
                                                                  FUND           FUND           FUND
                                                              ------------    -----------    -----------
NET ASSET VALUE:
  Class A: Net Assets                                         $ 55,759,458    $ 5,414,136    $ 3,666,538
                                                              ------------    -----------    -----------
           Shares Outstanding                                    4,096,278        375,524        302,591
                                                              ------------    -----------    -----------
           Net Asset Value and Redemption
             Price Per Share                                  $      13.61    $     14.42    $     12.12
                                                              ============    ===========    ===========
             Divided by (1 - Maximum Sales Charge)                      95%            95%            95%
                                                              ------------    -----------    -----------
           Offering Price Per Share*                          $      14.33    $     15.18    $     12.76
                                                              ============    ===========    ===========
  Class B: Net Assets                                         $137,619,057    $10,706,429    $ 8,583,942
                                                              ------------    -----------    -----------
           Shares Outstanding                                   10,132,409        745,897        709,233
                                                              ------------    -----------    -----------
           Net Asset Value, Offering and
             Redemption Price Per Share                       $      13.58    $     14.35    $     12.10
                                                              ============    ===========    ===========
  Class C: Net Assets                                         $ 70,879,774    $ 5,896,892    $ 3,479,287
                                                              ------------    -----------    -----------
           Shares Outstanding                                    5,224,364        410,650        287,524
                                                              ------------    -----------    -----------
           Net Asset Value, Offering and
             Redemption Price Per Share                       $      13.57    $     14.36    $     12.10
                                                              ============    ===========    ===========
  Class X: Net Assets                                         $ 30,858,242    $ 3,725,637    $ 2,101,808
                                                              ------------    -----------    -----------
           Shares Outstanding                                    2,275,653        259,666        173,828
                                                              ------------    -----------    -----------
           Net Asset Value, Offering and
             Redemption Price Per Share                       $      13.56    $     14.35    $     12.09
                                                              ============    ===========    ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

APRIL 30, 1999

(UNAUDITED)
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                          ASAF            ASAF           ASAF           ASAF          ASAF
                                      T. ROWE PRICE      JANUS         INVESCO         TOTAL           JPM
                                      INTERNATIONAL     CAPITAL         EQUITY         RETURN         MONEY
                                         EQUITY          GROWTH         INCOME          BOND         MARKET
                                          FUND            FUND           FUND           FUND          FUND
                                      -------------   ------------   ------------   ------------   -----------
ASSETS:
  Investments in corresponding
    Portfolios of American Skandia
    Master Trust (A)                   $18,805,296    $691,953,217   $112,775,336   $101,022,552   $81,765,205
  Receivable for Investments Sold in
    Corresponding Portfolios of
    American Skandia Master Trust               --      20,938,400         29,324         92,902       107,234
  Receivable for Fund Shares Sold          123,261         148,711      1,187,833      1,943,819     3,113,723
  Receivable from Investment Manager        20,003              --             --             --            --
  Deferred Organization Costs               45,598          45,598         45,598         45,598        45,598
  Prepaid Expenses                          20,205          61,253         26,369         26,400        37,818
                                       -----------    ------------   ------------   ------------   -----------
       Total Assets                     19,014,363     713,147,179    114,064,460    103,131,271    85,069,578
                                       -----------    ------------   ------------   ------------   -----------
LIABILITIES:
  Payable for Investments Purchased
    in Corresponding Portfolios of
    American Skandia Master Trust          123,261      20,938,400      1,187,833      1,943,819     3,113,723
  Payable to Investment Manager             12,782          94,983         29,981         29,124         7,311
  Payable For:
    Fund Shares Redeemed                        --         148,711         29,324         92,902       107,234
    Accrued Dividends                           --              --             --        381,047            --
    Accrued Expenses and Other
       Liabilities                          20,485         248,860         42,168         39,504        51,778
                                       -----------    ------------   ------------   ------------   -----------
       Total Liabilities                   156,528      21,430,954      1,289,306      2,486,396     3,280,046
                                       -----------    ------------   ------------   ------------   -----------
NET ASSETS                             $18,857,835    $691,716,225   $112,775,154   $100,644,875   $81,789,532
                                       ===========    ============   ============   ============   ===========
COMPONENTS OF NET ASSETS
Capital Stock                          $     1,770    $     36,670   $      8,327   $      9,707   $    81,787
Additional Paid-In Capital              17,296,856     589,688,164     99,514,417    102,103,376    81,705,626
Undistributed Net Investment Income
  (Loss)                                  (150,967)     (2,276,045)       292,009             42            77
Accumulated Net Realized Gain (Loss)
  on Investments                          (249,519)     (5,405,985)       769,487       (941,107)        2,042
Net Unrealized Appreciation
  (Depreciation) on Investments          1,959,695     109,673,421     12,190,914       (527,143)           --
                                       -----------    ------------   ------------   ------------   -----------
NET ASSETS                             $18,857,835    $691,716,225   $112,775,154   $100,644,875   $81,789,532
                                       ===========    ============   ============   ============   ===========
(A) Investments at Cost                $16,845,601    $582,279,796   $100,584,422   $101,549,695   $81,765,205
                                       ===========    ============   ============   ============   ===========

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                            ASAF            ASAF           ASAF          ASAF          ASAF
                                        T. ROWE PRICE      JANUS         INVESCO         TOTAL          JPM
                                        INTERNATIONAL     CAPITAL         EQUITY        RETURN         MONEY
                                           EQUITY          GROWTH         INCOME         BOND         MARKET
                                            FUND            FUND           FUND          FUND          FUND
                                        -------------   ------------   ------------   -----------   -----------
NET ASSET VALUE:
  Class A: Net Assets                    $ 3,243,924    $133,537,628   $19,819,683    $14,814,187   $19,568,464
                                         -----------    ------------   -----------    -----------   -----------
           Shares Outstanding                310,621       6,436,823     1,464,661      1,416,086    19,568,000
                                         -----------    ------------   -----------    -----------   -----------
           Net Asset Value and
             Redemption Price Per
             Share                       $     10.44    $      20.75   $     13.53    $     10.46   $      1.00
                                         ===========    ============   ===========    ===========   ===========
             Divided by
             (1 - Maximum
               Sales Charge)                      95%             95%           95%        95 3/4%          100%
                                         -----------    ------------   -----------    -----------   -----------
           Offering Price Per Share*     $     10.99    $      21.84   $     14.24    $     10.92   $      1.00
                                         ===========    ============   ===========    ===========   ===========
  Class B: Net Assets                    $ 5,903,520    $336,035,808   $45,105,497    $50,075,722   $31,328,343
                                         -----------    ------------   -----------    -----------   -----------
           Shares Outstanding                551,815      18,196,955     3,329,436      4,837,621    31,327,422
                                         -----------    ------------   -----------    -----------   -----------
           Net Asset Value,
             Offering and Redemption
             Price Per Share             $     10.70    $      18.47   $     13.55    $     10.35   $      1.00
                                         ===========    ============   ===========    ===========   ===========
  Class C: Net Assets                    $ 3,459,380    $127,522,742   $20,191,232    $18,467,977   $13,159,559
                                         -----------    ------------   -----------    -----------   -----------
           Shares Outstanding                324,010       6,917,898     1,490,369      1,784,613    13,159,189
                                         -----------    ------------   -----------    -----------   -----------
           Net Asset Value,
             Offering and Redemption
             Price Per Share             $     10.68    $      18.43   $     13.55    $     10.35   $      1.00
                                         ===========    ============   ===========    ===========   ===========
  Class X: Net Assets                    $ 6,251,011    $ 94,620,047   $27,658,742    $17,286,989   $17,733,166
                                         -----------    ------------   -----------    -----------   -----------
           Shares Outstanding                583,214       5,118,390     2,042,691      1,668,949    17,732,799
                                         -----------    ------------   -----------    -----------   -----------
           Net Asset Value,
             Offering and Redemption
             Price Per Share             $     10.72    $      18.49   $     13.54    $     10.36   $      1.00
                                         ===========    ============   ===========    ===========   ===========

* The offering price of Class A shares is reduced on sales of $50,000 or more, with the exception of the Money Market Fund.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED APRIL 30, 1999

(UNAUDITED)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                       ASAF                          ASAF           ASAF
                                                     FOUNDERS          ASAF         T. ROWE       AMERICAN
                                                  INTERNATIONAL       JANUS       PRICE SMALL     CENTURY
                                                      SMALL         SMALL-CAP       COMPANY      STRATEGIC
                                                  CAPITALIZATION      GROWTH         VALUE        BALANCED
                                                       FUND            FUND          FUND           FUND
                                                  --------------    ----------    -----------    ----------
INVESTMENT INCOME:
  Interest                                          $   29,301      $  109,573    $    6,946     $  450,917
  Dividends                                             12,210           4,170       530,968        124,300
  Foreign Taxes Withheld                                (1,342)             --            --            (31)
                                                    ----------      ----------    ----------     ----------
       Total Investment Income                          40,169         113,743       537,914        575,186
                                                    ----------      ----------    ----------     ----------
EXPENSES:
  Advisory Fees                                         38,416          93,957       241,813        186,059
  Shareholder Servicing Fees                            58,661          77,173       147,145         80,620
  Administration and Accounting Fees                    27,751          27,924        54,000         40,424
  Custodian Fees                                        10,010           7,442        26,782          7,718
  Distribution Fees -- Class A                           2,645          11,172        20,735         18,759
  Distribution Fees -- Class B                           9,680          32,466        83,948         81,672
  Distribution Fees -- Class C                           5,468          20,348        50,625         35,878
  Distribution Fees -- Class X                          14,484          29,240        65,771         51,666
  Professional Fees                                        772           2,187         5,443          4,384
  Organization Costs                                     6,403           6,403         6,403          6,403
  Directors' Fees                                          275             766         1,950          1,548
  Registration Fees                                     17,333          21,294        28,766         25,891
  Miscellaneous Expenses                                 3,453           3,330         4,624          4,072
                                                    ----------      ----------    ----------     ----------
       Total Expenses                                  195,351         333,702       738,005        545,094
       Less: Reimbursement of
         Expenses by Investment Manager               (107,196)       (115,201)     (214,659)      (129,713)
         Waiver of Fees by Investment
           Manager                                          --              --            --             --
                                                    ----------      ----------    ----------     ----------
       Net Expenses                                     88,155         218,501       523,346        415,381
                                                    ----------      ----------    ----------     ----------
Net Investment Income (Loss)                           (47,986)       (104,758)       14,568        159,805
                                                    ----------      ----------    ----------     ----------

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                       ASAF                          ASAF           ASAF
                                                     FOUNDERS          ASAF         T. ROWE       AMERICAN
                                                  INTERNATIONAL       JANUS       PRICE SMALL     CENTURY
                                                      SMALL         SMALL-CAP       COMPANY      STRATEGIC
                                                  CAPITALIZATION      GROWTH         VALUE        BALANCED
                                                       FUND            FUND          FUND           FUND
                                                  --------------    ----------    -----------    ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                                        (100,547)        897,378       (68,582)     3,038,112
    Futures Contracts                                       --              --            --             --
    Written Options Contracts                               --              --            --             --
    Foreign Currency Transactions                       (7,705)           (466)           --         21,064
                                                    ----------      ----------    ----------     ----------
  Net Realized Gain (Loss)                            (108,252)        896,912       (68,582)     3,059,176
                                                    ----------      ----------    ----------     ----------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                                       1,316,513       6,848,009     1,190,477      2,015,291
    Futures Contracts                                       --              --            --             --
    Translation of Assets and Liabilities
       Denominated in Foreign Currencies                  (314)            (16)           --         (2,597)
                                                    ----------      ----------    ----------     ----------
  Net Change in Unrealized
    Appreciation (Depreciation)                      1,316,199       6,847,993     1,190,477      2,012,694
                                                    ----------      ----------    ----------     ----------
  Net Gain (Loss) on Investments                     1,207,947       7,744,905     1,121,895      5,071,870
                                                    ----------      ----------    ----------     ----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations                $1,159,961      $7,640,147    $1,136,463     $5,231,675
                                                    ==========      ==========    ==========     ==========

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED APRIL 30, 1999

(UNAUDITED)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                     ASAF          ASAF           ASAF           ASAF
                                                  FEDERATED     OPPENHEIMER    LORD ABBETT       JANUS
                                                  HIGH YIELD     LARGE-CAP     GROWTH AND      OVERSEAS
                                                     BOND         GROWTH         INCOME         GROWTH
                                                     FUND          FUND           FUND           FUND
                                                  ----------    -----------    -----------    -----------
INVESTMENT INCOME:
  Interest                                        $3,239,325    $    13,509    $   90,321     $   311,987
  Dividends                                           81,660         61,748       460,763         274,045
  Foreign Taxes Withheld                                  --             --          (904)        (26,774)
                                                  ----------    -----------    ----------     -----------
       Total Investment Income                     3,320,985         75,257       550,180         559,258
                                                  ----------    -----------    ----------     -----------
EXPENSES:
  Advisory Fees                                      246,283        146,741       257,140         441,228
  Shareholder Servicing Fees                          94,264         77,925        96,907         131,446
  Administration and Accounting Fees                  55,902         27,758        44,759          56,605
  Custodian Fees                                       4,614          6,946         8,137         108,228
  Distribution Fees -- Class A                        26,138         10,128        22,993          44,158
  Distribution Fees -- Class B                       173,643         60,573        95,635         142,058
  Distribution Fees -- Class C                        44,939         18,998        41,218          88,119
  Distribution Fees -- Class X                        80,968         44,026        74,302          82,624
  Professional Fees                                    7,644          3,149         5,557           8,568
  Organization Costs                                   6,403             --            --              --
  Directors' Fees                                      2,703          1,123         1,974           3,034
  Registration Fees                                   35,110         28,232        33,040          39,238
  Miscellaneous Expenses                              21,032          2,902         4,392           8,030
                                                  ----------    -----------    ----------     -----------
       Total Expenses                                799,643        428,501       686,054       1,153,336
       Less: Reimbursement of Expenses by
         Investment Manager                         (122,122)       (95,538)     (117,625)       (114,478)
         Waiver of Fees by Investment Manager             --        (12,228)      (51,428)        (40,114)
                                                  ----------    -----------    ----------     -----------
       Net Expenses                                  677,521        320,735       517,001         998,744
                                                  ----------    -----------    ----------     -----------
Net Investment Income (Loss)                       2,643,464       (245,478)       33,179        (439,486)
                                                  ----------    -----------    ----------     -----------

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                     ASAF          ASAF           ASAF           ASAF
                                                  FEDERATED     OPPENHEIMER    LORD ABBETT       JANUS
                                                  HIGH YIELD     LARGE-CAP     GROWTH AND      OVERSEAS
                                                     BOND         GROWTH         INCOME         GROWTH
                                                     FUND          FUND           FUND           FUND
                                                  ----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                                       (57,561)     3,753,772      (651,265)     (1,282,724)
    Futures Contracts                                     --             --            --              --
    Written Options Contracts                             --             --            --              --
    Foreign Currency Transactions                         --             --            --         (41,647)
                                                  ----------    -----------    ----------     -----------
  Net Realized Gain (Loss)                           (57,561)     3,753,772      (651,265)     (1,324,371)
                                                  ----------    -----------    ----------     -----------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                                     4,067,803        594,221     9,549,528       9,437,649
    Futures Contracts                                     --             --            --              --
    Translation of Assets and Liabilities
       Denominated in Foreign Currencies                  --             --            --         849,729
                                                  ----------    -----------    ----------     -----------
  Net Change in Unrealized
    Appreciation (Depreciation)                    4,067,803        594,221     9,549,528      10,287,378
                                                  ----------    -----------    ----------     -----------
  Net Gain (Loss) on Investments                   4,010,242      4,347,993     8,898,263       8,963,007
                                                  ----------    -----------    ----------     -----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations              $6,653,706    $ 4,102,515    $8,931,442     $ 8,523,521
                                                  ==========    ===========    ==========     ===========

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED APRIL 30, 1999

(UNAUDITED)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                ASAF          ASAF
                                                                 ASAF        NEUBERGER     NEUBERGER
                                                                MARSICO        BERMAN        BERMAN
                                                                CAPITAL       MID-CAP       MID-CAP
                                                                GROWTH         GROWTH        VALUE
                                                                 FUND           FUND          FUND
                                                              -----------    ----------    ----------
INVESTMENT INCOME:
  Interest                                                    $   453,910    $   34,905    $   22,897
  Dividends                                                       433,789         7,918        84,046
  Foreign Taxes Withheld                                               --            --            --
                                                              -----------    ----------    ----------
       Total Investment Income                                    887,699        42,823       106,943
                                                              -----------    ----------    ----------
EXPENSES:
  Advisory Fees                                                   719,272        58,687        43,333
  Shareholder Servicing Fees                                      167,865        64,824        63,156
  Administration and Accounting Fees                               72,084        18,500        18,499
  Custodian Fees                                                    3,721           248           248
  Distribution Fees -- Class A                                     67,377         7,113         4,219
  Distribution Fees -- Class B                                    323,782        25,774        23,958
  Distribution Fees -- Class C                                    175,528        15,088         9,744
  Distribution Fees -- Class X                                     85,208        10,120         6,007
  Professional Fees                                                12,064         1,098           809
  Organization Costs                                                   --            --            --
  Directors' Fees                                                   5,153           466           355
  Registration Fees                                                46,059        12,592        11,631
  Miscellaneous Expenses                                           14,191         4,333         3,976
                                                              -----------    ----------    ----------
       Total Expenses                                           1,692,304       218,843       185,935
       Less: Reimbursement of
         Expenses by Investment Manager                          (141,318)      (79,240)      (81,822)
         Waiver of Fees by Investment Manager                          --            --            --
                                                              -----------    ----------    ----------
       Net Expenses                                             1,550,986       139,603       104,113
                                                              -----------    ----------    ----------
Net Investment Income (Loss)                                     (663,287)      (96,780)        2,830
                                                              -----------    ----------    ----------

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                ASAF          ASAF
                                                                 ASAF        NEUBERGER     NEUBERGER
                                                                MARSICO        BERMAN        BERMAN
                                                                CAPITAL       MID-CAP       MID-CAP
                                                                GROWTH         GROWTH        VALUE
                                                                 FUND           FUND          FUND
                                                              -----------    ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                                                  6,697,904      (960,371)      471,814
    Futures Contracts                                                  --            --            --
    Written Options Contracts                                     127,734            --            --
    Foreign Currency Transactions                                       6            --            --
                                                              -----------    ----------    ----------
  Net Realized Gain (Loss)                                      6,825,644      (960,371)      471,814
                                                              -----------    ----------    ----------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                                                 31,672,099     2,415,570     1,466,205
    Futures Contracts                                                  --            --            --
    Translation of Assets and Liabilities
       Denominated in Foreign Currencies                               --            --            --
                                                              -----------    ----------    ----------
  Net Change in Unrealized
    Appreciation (Depreciation)                                31,672,099     2,415,570     1,466,205
                                                              -----------    ----------    ----------
  Net Gain (Loss) on Investments                               38,497,743     1,455,199     1,938,019
                                                              -----------    ----------    ----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations                          $37,834,456    $1,358,419    $1,940,849
                                                              ===========    ==========    ==========

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED APRIL 30, 1999

(UNAUDITED)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                             ASAF            ASAF           ASAF           ASAF           ASAF
                                         T. ROWE PRICE       JANUS         INVESCO         TOTAL          JPM
                                         INTERNATIONAL      CAPITAL        EQUITY         RETURN         MONEY
                                            EQUITY          GROWTH         INCOME          BOND          MARKET
                                             FUND            FUND           FUND           FUND           FUND
                                         -------------    -----------    -----------    -----------    ----------
INVESTMENT INCOME:
  Investment Income from
    Corresponding Portfolios of
    American Skandia Master Trust:
    Interest                              $   12,521      $ 1,328,407    $   686,424    $ 2,234,557    $1,340,091
    Dividends                                125,449          485,983        486,035             --            --
    Foreign Taxes Withheld                   (17,613)         (23,013)            --             --            --
                                          ----------      -----------    -----------    -----------    ----------
       Total Investment Income               120,357        1,791,377      1,172,459      2,234,557     1,340,091
       Expenses from Corresponding
         Portfolios of American
         Skandia Master Trust               (136,153)      (1,939,383)      (360,756)      (271,217)     (167,429)
                                          ----------      -----------    -----------    -----------    ----------
       Net Investment Income (Loss)
         from Corresponding
         Portfolios of American
         Skandia Master Trust                (15,796)        (148,006)       811,703      1,963,340     1,172,662
                                          ----------      -----------    -----------    -----------    ----------
EXPENSES:
  Shareholder Servicing Fees                  72,584          296,436        123,216         83,544        86,660
  Administration and Accounting Fees          15,001           30,000         29,000         29,000        15,199
  Distribution Fees -- Class A                 5,987          163,279         34,909         22,347        29,677
  Distribution Fees -- Class B                21,504          813,024        150,941        160,926       104,409
  Distribution Fees -- Class C                13,847          306,342         66,392         62,917        48,020
  Distribution Fees -- Class X                29,090          322,216        113,299         72,631        61,972
  Professional Fees                            1,126           26,727          5,916          5,024         4,097
  Organization Costs                           6,052            6,052          6,052          6,052         6,052
  Directors' Fees                                603           12,785          3,094          2,582         2,085
  Registration Fees                           19,320           94,604         35,589         35,142        32,227
  Miscellaneous Expenses                         841           26,502          5,344          5,017         4,147
                                          ----------      -----------    -----------    -----------    ----------
       Total Expenses                        185,955        2,097,967        573,752        485,182       394,545
                                          ----------      -----------    -----------    -----------    ----------
       Less: Reimbursement of
         Expenses by Investment
         Manager                            (129,415)        (310,721)      (148,494)      (130,540)      (44,141)
                                          ----------      -----------    -----------    -----------    ----------
Net Investment Income (Loss)                 (72,336)      (1,935,252)       386,445      1,608,698       822,258
                                          ----------      -----------    -----------    -----------    ----------

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                             ASAF            ASAF           ASAF           ASAF           ASAF
                                         T. ROWE PRICE       JANUS         INVESCO         TOTAL          JPM
                                         INTERNATIONAL      CAPITAL        EQUITY         RETURN         MONEY
                                            EQUITY          GROWTH         INCOME          BOND          MARKET
                                             FUND            FUND           FUND           FUND           FUND
                                         -------------    -----------    -----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS FROM CORRESPONDING
  PORTFOLIOS OF AMERICAN SKANDIA
  MASTER TRUST:
  Net Realized Gain (Loss) on:
    Securities                              (173,981)        (416,189)     1,299,847       (350,758)        2,708
    Futures Contracts                             --               --             --       (616,696)           --
    Written Options Contracts                     --               --             --         34,319            --
    Foreign Currency Transactions             (7,745)          (5,428)            --         (8,260)           --
                                          ----------      -----------    -----------    -----------    ----------
  Net Realized Gain (Loss)                  (181,726)        (421,617)     1,299,847       (941,395)        2,708
                                          ----------      -----------    -----------    -----------    ----------
  Net Change in Unrealized
    Appreciation (Depreciation) on:
    Securities                             2,000,630       95,443,578     10,141,486       (774,869)           --
    Futures Contracts                             --               --             --        (14,431)           --
    Written Options Contracts                     --               --             --         37,162            --
    Translation of Assets and
       Liabilities Denominated in
       Foreign
       Currencies                             (1,231)              (7)            --        (22,128)           --
                                          ----------      -----------    -----------    -----------    ----------
  Net Change in Unrealized
    Appreciation (Depreciation)            1,999,399       95,443,571     10,141,486       (774,266)           --
                                          ----------      -----------    -----------    -----------    ----------
  Net Gain (Loss) on Investments           1,817,673       95,021,954     11,441,333     (1,715,661)        2,708
                                          ----------      -----------    -----------    -----------    ----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations      $1,745,337      $93,086,702    $11,827,778    $  (106,963)   $  824,966
                                          ==========      ===========    ===========    ===========    ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                         ASAF FOUNDERS
                                         INTERNATIONAL                     ASAF JANUS                     ASAF T. ROWE
                                             SMALL                         SMALL-CAP                       PRICE SMALL
                                         CAPITALIZATION                      GROWTH                       COMPANY VALUE
                                              FUND                            FUND                            FUND
                                  ----------------------------   ------------------------------   -----------------------------
                                    SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                      ENDED        YEAR ENDED         ENDED         YEAR ENDED        ENDED         YEAR ENDED
                                  APRIL 30, 1999   OCTOBER 31,    APRIL 30, 1999    OCTOBER 31,   APRIL 30, 1999   OCTOBER 31,
                                   (UNAUDITED)        1998         (UNAUDITED)         1998        (UNAUDITED)         1998
                                  --------------   -----------   ----------------   -----------   --------------   ------------
FROM OPERATIONS:
  Net Investment Income (Loss)      $  (47,986)    $  (21,602)     $  (104,758)     $   (57,296)   $    14,568     $   (46,776)
  Net Realized Gain (Loss) on
    Investments                       (108,252)      (203,090)         896,912         (860,753)       (68,582)       (373,253)
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments                   1,316,199        (55,153)       6,847,993           50,611      1,190,477      (5,500,322)
                                    ----------     ----------      -----------      -----------    -----------     -----------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations                         1,159,961       (279,845)       7,640,147         (867,438)     1,136,463      (5,920,351)
                                    ----------     ----------      -----------      -----------    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                 --           (452)              --               --        (27,464)           (181)
    Class B                                 --           (125)              --               --             --            (114)
    Class C                                 --            (62)              --               --             --             (35)
    Class X                                 --           (180)              --               --             --             (92)
  In Excess of Net Investment
    Income:
    Class A                                 --            (74)              --               --             --          (4,193)
    Class B                                 --            (20)              --               --             --          (2,624)
    Class C                                 --            (10)              --               --             --            (814)
    Class X                                 --            (29)              --               --             --          (2,136)
  From Net Realized Gains:
    Class A                                 --             --               --               --             --              --
    Class B                                 --             --               --               --             --              --
    Class C                                 --             --               --               --             --              --
    Class X                                 --             --               --               --             --              --
                                    ----------     ----------      -----------      -----------    -----------     -----------
Total Distributions                         --           (952)              --               --        (27,464)        (10,189)
                                    ----------     ----------      -----------      -----------    -----------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE
  4):
  Net Increase in Net Assets
    from Capital Share
    Transactions                     1,908,856      5,208,868       28,206,764       10,639,455     12,687,862      44,422,288
                                    ----------     ----------      -----------      -----------    -----------     -----------
Net Increase in Net Assets           3,068,817      4,928,071       35,846,911        9,772,017     13,796,861      38,491,748
NET ASSETS:
  Beginning of Period                5,548,877        620,806       10,661,100          889,083     41,004,854       2,513,106
                                    ----------     ----------      -----------      -----------    -----------     -----------
  End of Period                     $8,617,694     $5,548,877      $46,508,011      $10,661,100    $54,801,715     $41,004,854
                                    ==========     ==========      ===========      ===========    ===========     ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                             ASAF                                                          ASAF
                                           AMERICAN                         ASAF                       OPPENHEIMER
                                      CENTURY STRATEGIC                  FEDERATED                      LARGE-CAP
                                           BALANCED                   HIGH YIELD BOND                     GROWTH
                                             FUND                           FUND                           FUND
                                 ----------------------------   ----------------------------   ----------------------------
                                   SIX MONTHS                     SIX MONTHS                     SIX MONTHS
                                     ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                 APRIL 30, 1999   OCTOBER 31,   APRIL 30, 1999   OCTOBER 31,   APRIL 30, 1999   OCTOBER 31,
                                  (UNAUDITED)        1998        (UNAUDITED)        1998        (UNAUDITED)       1998(1)
                                 --------------   -----------   --------------   -----------   --------------   -----------
FROM OPERATIONS:
  Net Investment Income (Loss)    $   159,805     $    79,418    $ 2,643,464     $ 1,488,563    $  (245,478)    $  (126,014)
  Net Realized Gain (Loss) on
    Investments                     3,059,176      (1,207,852)       (57,561)        (17,619)     3,753,772      (2,156,987)
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments                  2,012,694       1,441,116      4,067,803      (2,955,623)       594,221       1,263,670
                                  -----------     -----------    -----------     -----------    -----------     -----------
  Net Increase (Decrease) in
    Net Assets Resulting from
    Operations                      5,231,675         312,682      6,653,706      (1,484,679)     4,102,515      (1,019,331)
                                  -----------     -----------    -----------     -----------    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                           (23,243)        (11,493)      (415,877)       (230,890)            --              --
    Class B                           (20,965)         (9,726)    (1,284,368)       (635,141)            --              --
    Class C                            (9,207)         (4,525)      (334,443)       (207,080)            --              --
    Class X                           (15,582)         (9,794)      (608,776)       (415,452)            --              --
  In Excess of Net Investment
    Income:
    Class A                                --              --             --              --             --              --
    Class B                                --              --             --              --             --              --
    Class C                                --              --             --              --             --              --
    Class X                                --              --             --              --             --              --
  From Net Realized Gains:
    Class A                                --              --             --              --             --              --
    Class B                                --              --             --              --             --              --
    Class C                                --              --             --              --             --              --
    Class X                                --              --             --              --             --              --
                                  -----------     -----------    -----------     -----------    -----------     -----------
Total Distributions                   (68,997)        (35,538)    (2,643,464)     (1,488,563)            --              --
                                  -----------     -----------    -----------     -----------    -----------     -----------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
  Net Increase in Net Assets
    from Capital Share
    Transactions                   43,635,669      20,468,469     47,846,802      44,745,185     14,439,763      20,690,453
                                  -----------     -----------    -----------     -----------    -----------     -----------
Net Increase in Net Assets         48,798,347      20,745,613     51,857,044      41,771,943     18,542,278      19,671,122
NET ASSETS:
  Beginning of Period              21,996,941       1,251,328     45,608,402       3,836,459     19,671,122              --
                                  -----------     -----------    -----------     -----------    -----------     -----------
  End of Period                   $70,795,288     $21,996,941    $97,465,446     $45,608,402    $38,213,400     $19,671,122
                                  ===========     ===========    ===========     ===========    ===========     ===========

(1) Commenced operations on December 31, 1997.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ASAF                           ASAF
                                                            LORD ABBETT                       JANUS
                                                               GROWTH                        OVERSEAS
                                                             AND INCOME                       GROWTH
                                                                FUND                           FUND
                                                    ----------------------------   ----------------------------
                                                      SIX MONTHS                     SIX MONTHS
                                                        ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                    APRIL 30, 1999   OCTOBER 31,   APRIL 30, 1999   OCTOBER 31,
                                                     (UNAUDITED)       1998(1)      (UNAUDITED)       1998(1)
                                                    --------------   -----------   --------------   -----------
FROM OPERATIONS:
  Net Investment Income (Loss)                       $    33,179     $    26,263    $   (439,486)   $   (45,889)
  Net Realized Gain (Loss) on Investments               (651,265)     (1,190,045)     (1,324,371)    (2,636,468)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                      9,549,528         938,931      10,287,378      1,140,279
                                                     -----------     -----------    ------------    -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                    8,931,442        (224,851)      8,523,521     (1,542,078)
                                                     -----------     -----------    ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                              (21,838)         (6,881)             --             --
    Class B                                               (7,456)         (1,202)             --             --
    Class C                                               (3,450)           (484)             --             --
    Class X                                               (6,411)         (1,389)             --             --
  In Excess of Net Investment Income:
    Class A                                                   --              --              --             --
    Class B                                                   --              --              --             --
    Class C                                                   --              --              --             --
    Class X                                                   --              --              --             --
  From Net Realized Gains:
    Class A                                                   --              --              --             --
    Class B                                                   --              --              --             --
    Class C                                                   --              --              --             --
    Class X                                                   --              --              --             --
                                                     -----------     -----------    ------------    -----------
Total Distributions                                      (39,155)         (9,956)             --             --
                                                     -----------     -----------    ------------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Net Increase in Net Assets from Capital Share
    Transactions                                      35,690,442      32,886,035      70,250,884     46,499,096
                                                     -----------     -----------    ------------    -----------
Net Increase in Net Assets                            44,582,729      32,651,228      78,774,405     44,957,018
NET ASSETS:
  Beginning of Period                                 32,651,228              --      44,957,018             --
                                                     -----------     -----------    ------------    -----------
  End of Period                                      $77,233,957     $32,651,228    $123,731,423    $44,957,018
                                                     ===========     ===========    ============    ===========

(1) Commenced operations on December 31, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                               ASAF                            ASAF                            ASAF
                                             MARSICO                     NEUBERGER BERMAN                NEUBERGER BERMAN
                                          CAPITAL GROWTH                  MID-CAP GROWTH                   MID-CAP VALUE
                                               FUND                            FUND                            FUND
                                   ----------------------------   ------------------------------   -----------------------------
                                     SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                       ENDED        YEAR ENDED         ENDED         YEAR ENDED        ENDED         YEAR ENDED
                                   APRIL 30, 1999   OCTOBER 31,    APRIL 30, 1999    OCTOBER 31,   APRIL 30, 1999   OCTOBER 31,
                                    (UNAUDITED)       1998(2)       (UNAUDITED)        1998(2)      (UNAUDITED)       1998(2)
                                   --------------   -----------   ----------------   -----------   --------------   ------------
FROM OPERATIONS:
  Net Investment Income (Loss)      $   (663,287)   $    14,303     $   (96,780)     $   (1,506)    $     2,830      $    1,431
  Net Realized Gain (Loss) on
    Investments                        6,825,644       (949,883)       (960,371)         94,129         471,814           1,518
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments                    31,672,099      2,185,679       2,415,570         227,047       1,466,205          80,561
                                    ------------    -----------     -----------      ----------     -----------      ----------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations                          37,834,456      1,250,099       1,358,419         319,670       1,940,849          83,510
                                    ------------    -----------     -----------      ----------     -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                              (14,303)            --              --              --          (3,301)             --
    Class B                                   --             --              --              --          (3,563)             --
    Class C                                   --             --              --              --          (1,574)             --
    Class X                                   --             --              --              --            (859)             --
  In Excess of Net Investment
    Income:
    Class A                                   --             --              --              --              --              --
    Class B                                   --             --              --              --              --              --
    Class C                                   --             --              --              --              --              --
    Class X                                   --             --              --              --              --              --
  From Net Realized Gains:
    Class A                                   --             --         (20,483)             --            (237)             --
    Class B                                   --             --         (34,595)             --            (761)             --
    Class C                                   --             --         (22,944)             --            (336)             --
    Class X                                   --             --         (16,107)             --            (162)             --
                                    ------------    -----------     -----------      ----------     -----------      ----------
Total Distributions                      (14,303)            --         (94,129)             --         (10,793)             --
                                    ------------    -----------     -----------      ----------     -----------      ----------
CAPITAL SHARE TRANSACTIONS (NOTE
  4):
  Net Increase in Net Assets from
    Capital Share Transactions       215,507,810     40,538,469      21,488,416       2,670,718      12,006,969       3,811,040
                                    ------------    -----------     -----------      ----------     -----------      ----------
Net Increase in Net Assets           253,327,963     41,788,568      22,752,706       2,990,388      13,937,025       3,894,550
NET ASSETS:
  Beginning of Period                 41,788,568             --       2,990,388              --       3,894,550              --
                                    ------------    -----------     -----------      ----------     -----------      ----------
  End of Period                     $295,116,531    $41,788,568     $25,743,094      $2,990,388     $17,831,575      $3,894,550
                                    ============    ===========     ===========      ==========     ===========      ==========

(2) Commenced operations on August 19, 1998.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          ASAF                           ASAF                            ASAF
                                     T. ROWE PRICE                       JANUS                         INVESCO
                                  INTERNATIONAL EQUITY              CAPITAL GROWTH                  EQUITY INCOME
                                          FUND                           FUND                            FUND
                              ----------------------------   -----------------------------   ----------------------------
                                SIX MONTHS                     SIX MONTHS                      SIX MONTHS
                                  ENDED        YEAR ENDED        ENDED         YEAR ENDED        ENDED        YEAR ENDED
                              APRIL 30, 1999   OCTOBER 31,   APRIL 30, 1999   OCTOBER 31,    APRIL 30, 1999   OCTOBER 31,
                               (UNAUDITED)        1998        (UNAUDITED)         1998        (UNAUDITED)        1998
                              --------------   -----------   --------------   ------------   --------------   -----------
FROM OPERATIONS:
  Net Investment Income
    (Loss)                     $   (72,336)    $   (43,968)   $ (1,935,252)   $   (334,631)   $    386,445    $   346,202
  Net Realized Gain (Loss)
    on Investments                (181,726)        (67,792)       (421,617)     (4,945,536)      1,299,847       (517,156)
  Net Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                  1,999,399          25,778      95,443,571      14,298,404      10,141,486      2,038,173
                               -----------     -----------    ------------    ------------    ------------    -----------
  Net Increase (Decrease) in
    Net Assets Resulting
    from Operations              1,745,337         (85,982)     93,086,702       9,018,237      11,827,778      1,867,219
                               -----------     -----------    ------------    ------------    ------------    -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From Net Investment
    Income:
    Class A                        (13,643)             --              --          (3,261)        (75,395)       (38,382)
    Class B                         (6,565)             --              --          (1,754)        (93,600)       (49,590)
    Class C                         (4,600)             --              --            (551)        (40,520)       (19,657)
    Class X                         (9,863)             --              --          (1,648)        (77,741)       (53,610)
  In Excess of Net
    Investment Income:
    Class A                             --              --              --          (2,821)             --             --
    Class B                             --              --              --          (1,518)             --             --
    Class C                             --              --              --            (476)             --             --
    Class X                             --              --              --          (1,426)             --             --
  From Net Realized Gains:
    Class A                             --              --              --              --              --             --
    Class B                             --              --              --              --              --             --
    Class C                             --              --              --              --              --             --
    Class X                             --              --              --              --              --             --
                               -----------     -----------    ------------    ------------    ------------    -----------
Total Distributions                (34,671)             --              --         (13,455)       (287,256)      (161,239)
                               -----------     -----------    ------------    ------------    ------------    -----------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
  Net Increase in Net Assets
    from Capital Share
    Transactions                 4,718,451      10,953,519     459,204,414     126,069,978      47,620,456     48,599,599
                               -----------     -----------    ------------    ------------    ------------    -----------
Net Increase in Net Assets       6,429,117      10,867,537     552,291,116     135,074,760      59,160,978     50,305,579
NET ASSETS:
  Beginning of Period           12,428,718       1,561,181     139,425,109       4,350,349      53,614,176      3,308,597
                               -----------     -----------    ------------    ------------    ------------    -----------
  End of Period                $18,857,835     $12,428,718    $691,716,225    $139,425,109    $112,775,154    $53,614,176
                               ===========     ===========    ============    ============    ============    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                ASAF                           ASAF
                                                               TOTAL                           JPM
                                                            RETURN BOND                    MONEY MARKET
                                                                FUND                           FUND
                                                    ----------------------------   ----------------------------
                                                      SIX MONTHS                     SIX MONTHS
                                                        ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                    APRIL 30, 1999   OCTOBER 31,   APRIL 30, 1999   OCTOBER 31,
                                                     (UNAUDITED)        1998        (UNAUDITED)        1998
                                                    --------------   -----------   --------------   -----------
FROM OPERATIONS:
  Net Investment Income (Loss)                       $  1,608,698    $   604,031    $   822,258     $   521,976
  Net Realized Gain (Loss) on Investments                (941,395)       371,331          2,708            (666)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                        (774,266)       235,283             --              --
                                                     ------------    -----------    -----------     -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                      (106,963)     1,210,645        824,966         521,310
                                                     ------------    -----------    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                              (230,752)       (81,710)      (200,708)       (105,287)
    Class B                                              (743,077)      (203,491)      (301,606)       (132,858)
    Class C                                              (293,152)      (142,796)      (139,027)        (78,804)
    Class X                                              (341,675)      (178,399)      (180,840)       (205,027)
  In Excess of Net Investment Income:
    Class A                                                    --             --             --              --
    Class B                                                    --             --             --              --
    Class C                                                    --             --             --              --
    Class X                                                    --             --             --              --
  From Net Realized Gains:
    Class A                                               (41,477)           (35)            --              (4)
    Class B                                              (174,235)           (98)            --             (10)
    Class C                                               (68,227)           (43)            --              (4)
    Class X                                               (87,105)          (111)            --              (7)
                                                     ------------    -----------    -----------     -----------
Total Distributions                                    (1,979,700)      (606,683)      (822,181)       (522,001)
                                                     ------------    -----------    -----------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Net Increase in Net Assets from Capital Share
    Transactions                                       58,435,336     42,508,563     38,432,692      41,796,215
                                                     ------------    -----------    -----------     -----------
Net Increase in Net Assets                             56,348,673     43,112,525     38,435,477      41,795,524
NET ASSETS:
  Beginning of Period                                  44,296,202      1,183,677     43,354,055       1,558,531
                                                     ------------    -----------    -----------     -----------
  End of Period                                      $100,644,875    $44,296,202    $81,789,532     $43,354,055
                                                     ============    ===========    ===========     ===========

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                 Increase (Decrease) from
                                                                   Investment Operations
                                              Net Asset  -----------------------------------------
                                                Value         Net        Net Realized   Total from
                                   Period     Beginning   Investment     & Unrealized   Investment
                                   Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                  --------    ---------  -------------   ------------   ----------
ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
-------------------------------
-------------------------------
 Class A                          04/30/99*    $ 10.27      $(0.05)         $ 1.89        $ 1.84
                                  10/31/98        9.87       (0.02)           0.45          0.43
                                  10/31/97(1)    10.00        0.05           (0.18)        (0.13)
  Class B                         04/30/99*      10.23       (0.08)           1.89          1.81
                                  10/31/98        9.85       (0.08)           0.46          0.38
                                  10/31/97(1)    10.00        0.04           (0.19)        (0.15)
  Class C                         04/30/99*      10.22       (0.08)           1.89          1.81
                                  10/31/98        9.86       (0.08)           0.44          0.36
                                  10/31/97(1)    10.00        0.04           (0.18)        (0.14)
  Class X                         04/30/99*      10.21       (0.08)           1.90          1.82
                                  10/31/98        9.84       (0.08)           0.45          0.37
                                  10/31/97(1)    10.00        0.04           (0.20)        (0.16)
ASAF JANUS SMALL-CAP
GROWTH FUND:
-------------------------------
-------------------------------
 Class A                          04/30/99*    $  9.11      $(0.03)         $ 3.78        $ 3.75
                                  10/31/98        9.94       (0.07)          (0.76)        (0.83)
                                  10/31/97(1)    10.00       (0.03)          (0.03)        (0.06)
  Class B                         04/30/99*       9.04       (0.06)           3.75          3.69
                                  10/31/98        9.93       (0.12)          (0.77)        (0.89)
                                  10/31/97(1)    10.00       (0.04)          (0.03)        (0.07)
  Class C                         04/30/99*       9.06       (0.06)           3.75          3.69
                                  10/31/98        9.94       (0.10)          (0.78)        (0.88)
                                  10/31/97(1)    10.00       (0.04)          (0.02)        (0.06)
  Class X                         04/30/99*       9.06       (0.06)           3.75          3.69
                                  10/31/98        9.93       (0.11)          (0.76)        (0.87)
                                  10/31/97(1)    10.00       (0.04)          (0.03)        (0.07)
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
-------------------------------
-------------------------------
 Class A                          04/30/99*    $  8.85      $ 0.02          $ 0.22        $ 0.24
                                  10/31/98       10.46        0.04           (1.62)        (1.58)
                                  10/31/97(1)    10.00        0.02            0.44          0.46
  Class B                         04/30/99*       8.80          --            0.22          0.22
                                  10/31/98       10.44       (0.02)          (1.61)        (1.63)
                                  10/31/97(1)    10.00          --            0.44          0.44
  Class C                         04/30/99*       8.80          --            0.21          0.21
                                  10/31/98       10.45       (0.02)          (1.62)        (1.64)
                                  10/31/97(1)    10.00          --            0.45          0.45
  Class X                         04/30/99*       8.80          --            0.21          0.21
                                  10/31/98       10.44       (0.02)          (1.61)        (1.63)
                                  10/31/97(1)    10.00          --            0.44          0.44
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
-------------------------------
-------------------------------
 Class A                          04/30/99*    $ 10.89      $ 0.09          $ 1.71        $ 1.80
                                  10/31/98        9.99        0.15            0.84          0.99
                                  10/31/97(1)    10.00        0.04           (0.05)        (0.01)
  Class B                         04/30/99*      10.86        0.05            1.71          1.76
                                  10/31/98        9.96        0.09            0.85          0.94
                                  10/31/97(1)    10.00        0.02           (0.06)        (0.04)
  Class C                         04/30/99*      10.87        0.05            1.70          1.75
                                  10/31/98        9.98        0.09            0.84          0.93
                                  10/31/97(1)    10.00        0.02           (0.04)        (0.02)
  Class X                         04/30/99*      10.85        0.04            1.72          1.76
                                  10/31/98        9.96        0.09            0.84          0.93
                                  10/31/97(1)    10.00        0.02           (0.06)        (0.04)


                                           Less Distributions
                                  -------------------------------------
                                   From Net     In Excess of     From
                                  Investment   Net Investment   Capital
                                    Income         Income        Gains
                                  ----------   --------------   -------
ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
-------------------------------
-------------------------------
 Class A                            $   --         $   --        $  --
                                     (0.03)            --           --
                                        --             --           --
  Class B                               --             --           --
                                        --             --           --
                                        --             --           --
  Class C                               --             --           --
                                        --             --           --
                                        --             --           --
  Class X                               --             --           --
                                        --             --           --
                                        --             --           --
ASAF JANUS SMALL-CAP
GROWTH FUND:
-------------------------------
-------------------------------
 Class A                            $   --         $   --        $  --
                                        --             --           --
                                        --             --           --
  Class B                               --             --           --
                                        --             --           --
                                        --             --           --
  Class C                               --             --           --
                                        --             --           --
                                        --             --           --
  Class X                               --             --           --
                                        --             --           --
                                        --             --           --
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
-------------------------------
-------------------------------
 Class A                            $(0.03)        $   --        $  --
                                        --          (0.03)          --
                                        --             --           --
  Class B                               --             --           --
                                        --          (0.01)          --
                                        --             --           --
  Class C                               --             --           --
                                        --          (0.01)          --
                                        --             --           --
  Class X                               --             --           --
                                        --          (0.01)          --
                                        --             --           --
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
-------------------------------
-------------------------------
 Class A                            $(0.05)        $   --        $  --
                                     (0.09)            --           --
                                        --             --           --
  Class B                            (0.02)            --           --
                                     (0.04)            --           --
                                        --             --           --
  Class C                            (0.02)            --           --
                                     (0.04)            --           --
                                        --             --           --
  Class X                            (0.02)            --           --
                                     (0.04)            --           --
                                        --             --           --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                  Ratios of Expenses
                                            Supplemental Data                    to Average Net Assets
                                  -------------------------------------   -----------------------------------
                    Net Asset                 Net Assets at   Portfolio
      Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
  Distributions   End of Period   Return(2)    (In 000's)       Rate      Reimbursement(3)   Reimbursement(3)
  -------------   -------------   ---------   -------------   ---------   ----------------   ----------------
     $   --          $12.11         17.92%       $ 1,224         17%            2.10%               5.17%
      (0.03)          10.27          4.32%           886         49%            2.10%               9.20%
         --            9.87         (1.30%)          106         --             2.10%             136.49%
         --           12.04         17.69%         2,541         17%            2.60%               5.67%
         --           10.23          3.90%         1,387         49%            2.60%               9.80%
         --            9.85         (1.50%)          230         --             2.60%              90.64%
         --           12.03         17.71%         1,410         17%            2.60%               5.68%
         --           10.22          3.69%           872         49%            2.60%               9.72%
         --            9.86         (1.40%)           79         --             2.60%              55.02%
         --           12.03         17.83%         3,443         17%            2.60%               5.67%
         --           10.21          3.80%         2,404         49%            2.60%               9.58%
         --            9.84         (1.60%)          206         --             2.60%              54.45%
     $   --          $12.86         41.32%       $12,808         74%            1.70%               2.75%
         --            9.11         (8.45%)        1,801         94%            1.70%               6.38%
         --            9.94         (0.60%)          193         --             1.70%             105.48%
         --           12.73         40.82%        15,747         74%            2.20%               3.28%
         --            9.04         (8.96%)        2,685         94%            2.20%               6.86%
         --            9.93         (0.70%)          353         --             2.20%              57.99%
         --           12.75         40.73%         8,875         74%            2.20%               3.32%
         --            9.06         (8.85%)        2,090         94%            2.20%               6.60%
         --            9.94         (0.60%)           74         --             2.20%              42.48%
         --           12.75         40.73%         9,078         74%            2.20%               3.36%
         --            9.06         (8.76%)        4,085         94%            2.20%               6.69%
         --            9.93         (0.70%)          270         --             2.20%              47.29%
     $(0.03)         $ 9.06          2.67%       $ 9,657         16%            1.75%               2.63%
      (0.03)           8.85        (15.13%)        7,155          4%            1.75%               3.51%
         --           10.46          4.60%           383         --             1.75%              54.47%
         --            9.02          2.50%        19,836         16%            2.25%               3.15%
      (0.01)           8.80        (15.63%)       13,184          4%            2.25%               4.03%
         --           10.44          4.40%         1,155         --             2.25%              30.14%
         --            9.01          2.39%        11,664         16%            2.25%               3.14%
      (0.01)           8.80        (15.71%)        8,298          4%            2.25%               3.97%
         --           10.45          4.50%           335         --             2.25%              33.60%
         --            9.01          2.39%        13,645         16%            2.25%               3.13%
      (0.01)           8.80        (15.63%)       12,368          4%            2.25%               4.00%
         --           10.44          4.40%           640         --             2.25%              22.43%
     $(0.05)         $12.64         16.55%       $14,023         77%            1.60%               2.22%
      (0.09)          10.89          9.93%         3,359         93%            1.60%               4.32%
         --            9.99         (0.10%)          257          2%            1.60%              37.87%
      (0.02)          12.60         16.21%        30,428         77%            2.10%               2.72%
      (0.04)          10.86          9.45%         8,272         93%            2.10%               4.65%
         --            9.96         (0.40%)          381          2%            2.10%              29.90%
      (0.02)          12.60         16.10%        12,305         77%            2.10%               2.73%
      (0.04)          10.87          9.33%         3,202         93%            2.10%               4.77%
         --            9.98         (0.20%)          215          2%            2.10%              38.96%
      (0.02)          12.59         16.22%        14,039         77%            2.10%               2.73%
      (0.04)          10.85          9.34%         7,164         93%            2.10%               4.66%
         --            9.96         (0.40%)          398          2%            2.10%              26.66%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $   --               (0.95%)
      (0.03)              (0.28%)
         --                2.03%
         --               (1.45%)
         --               (0.74%)
         --                1.62%
         --               (1.46%)
         --               (0.79%)
         --                1.72%
         --               (1.44%)
         --               (0.76%)
         --                1.58%
     $   --               (0.62%)
         --               (0.75%)
         --               (1.16%)
         --               (1.13%)
         --               (1.26%)
         --               (1.73%)
         --               (1.12%)
         --               (1.13%)
         --               (1.73%)
         --               (1.08%)
         --               (1.19%)
         --               (1.70%)
     $(0.03)               0.48%
      (0.03)               0.20%
         --                0.69%
         --               (0.04%)
      (0.01)              (0.30%)
         --                0.17%
         --               (0.03%)
      (0.01)              (0.32%)
         --                0.02%
         --                0.00%
      (0.01)              (0.32%)
         --                0.19%
     $(0.05)               1.21%
      (0.09)               1.30%
         --                1.56%
      (0.02)               0.70%
      (0.04)               0.80%
         --                0.79%
      (0.02)               0.68%
      (0.04)               0.79%
         --                0.78%
      (0.02)               0.65%
      (0.04)               0.79%
         --                1.07%

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                            Increase (Decrease) from
                                                              Investment Operations
                                         Net Asset  -----------------------------------------
                                           Value         Net        Net Realized   Total from
                              Period     Beginning   Investment     & Unrealized   Investment
                              Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                             --------    ---------  -------------   ------------   ----------
ASAF FEDERATED
HIGH YIELD BOND FUND:
---------------------------
---------------------------
 Class A                     04/30/99*    $  9.38      $ 0.39          $ 0.65        $ 1.04
                             10/31/98        9.93        0.74           (0.55)         0.19
                             10/31/97(1)    10.00        0.05           (0.07)        (0.02)
  Class B                    04/30/99*       9.39        0.37            0.65          1.02
                             10/31/98        9.93        0.69           (0.54)         0.15
                             10/31/97(1)    10.00        0.04           (0.07)        (0.03)
  Class C                    04/30/99*       9.38        0.37            0.66          1.03
                             10/31/98        9.93        0.69           (0.55)         0.14
                             10/31/97(1)    10.00        0.03           (0.07)        (0.04)
  Class X                    04/30/99*       9.39        0.37            0.64          1.01
                             10/31/98        9.93        0.69           (0.54)         0.15
                             10/31/97(1)    10.00        0.04           (0.07)        (0.03)
ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND:
---------------------------
---------------------------
 Class A                     04/30/99*    $ 10.44      $(0.08)         $ 2.09        $ 2.01
                             10/31/98(4)    10.00       (0.10)           0.54          0.44
  Class B                    04/30/99*      10.43       (0.11)           2.09          1.98
                             10/31/98(4)    10.00       (0.14)           0.57          0.43
  Class C                    04/30/99*      10.40       (0.11)           2.08          1.97
                             10/31/98(4)    10.00       (0.14)           0.54          0.40
  Class X                    04/30/99*      10.41       (0.11)           2.08          1.97
                             10/31/98(4)    10.00       (0.14)           0.55          0.41
ASAF LORD ABBETT
GROWTH AND INCOME FUND:
---------------------------
---------------------------
 Class A                     04/30/99*    $ 10.52      $ 0.03          $ 1.93        $ 1.96
                             10/31/98(4)    10.00        0.05            0.50          0.55
  Class B                    04/30/99*      10.53          --            1.94          1.94
                             10/31/98(4)    10.00        0.01            0.52          0.53
  Class C                    04/30/99*      10.51          --            1.94          1.94
                             10/31/98(4)    10.00        0.01            0.50          0.51
  Class X                    04/30/99*      10.52          --            1.94          1.94
                             10/31/98(4)    10.00        0.01            0.51          0.52
ASAF JANUS
OVERSEAS GROWTH FUND:
---------------------------
---------------------------
 Class A                     04/30/99*    $ 10.55      $(0.04)         $ 1.51        $ 1.47
                             10/31/98(4)    10.00        0.01            0.54          0.55
  Class B                    04/30/99*      10.51       (0.07)           1.50          1.43
                             10/31/98(4)    10.00       (0.04)           0.55          0.51
  Class C                    04/30/99*      10.52       (0.07)           1.50          1.43
                             10/31/98(4)    10.00       (0.04)           0.56          0.52
  Class X                    04/30/99*      10.50       (0.07)           1.50          1.43
                             10/31/98(4)    10.00       (0.04)           0.54          0.50


                                        Less Distributions
                            ------------------------------------------
                             From Net     In Excess of
                            Investment   Net Investment   From Capital
                              Income         Income          Gains
                            ----------   --------------   ------------
ASAF FEDERATED
HIGH YIELD BOND FUND:
--------------------------
--------------------------
 Class A                      $(0.39)        $   --          $   --
                               (0.74)            --              --
                               (0.05)            --              --
  Class B                      (0.37)            --              --
                               (0.69)            --              --
                               (0.04)            --              --
  Class C                      (0.37)            --              --
                               (0.69)            --              --
                               (0.03)            --              --
  Class X                      (0.37)            --              --
                               (0.69)            --              --
                               (0.04)            --              --
ASAF OPPENHEIMER
LARGE-CAP GROWTH FUND:
--------------------------
--------------------------
 Class A                      $   --         $   --          $   --
                                  --             --              --
  Class B                         --             --              --
                                  --             --              --
  Class C                         --             --              --
                                  --             --              --
  Class X                         --             --              --
                                  --             --              --
ASAF LORD ABBETT
GROWTH AND INCOME FUND:
--------------------------
--------------------------
 Class A                      $(0.03)        $   --          $   --
                               (0.03)            --              --
  Class B                      (0.01)            --              --
                                  --             --              --
  Class C                      (0.01)            --              --
                                  --             --              --
  Class X                      (0.01)            --              --
                                  --             --              --
ASAF JANUS
OVERSEAS GROWTH FUND:
--------------------------
--------------------------
 Class A                      $   --         $   --          $   --
                                  --             --              --
  Class B                         --             --              --
                                  --             --              --
  Class C                         --             --              --
                                  --             --              --
  Class X                         --             --              --
                                  --             --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                  Ratios of Expenses
                                            Supplemental Data                    to Average Net Assets
                                  -------------------------------------   -----------------------------------
                    Net Asset                 Net Assets at   Portfolio
      Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
  Distributions   End of Period   Return(2)    (In 000's)       Rate      Reimbursement(3)   Reimbursement(3)
  -------------   -------------   ---------   -------------   ---------   ----------------   ----------------

     $(0.39)         $10.03         11.24%       $15,451          11%           1.50%               1.84%
      (0.74)           9.38          1.67%         6,979          22%           1.50%               2.90%
      (0.05)           9.93         (0.23%)        2,154          11%           1.50%              30.49%
      (0.37)          10.04         10.95%        49,646          11%           2.00%               2.34%
      (0.69)           9.39          1.25%        20,495          22%           2.00%               3.32%
      (0.04)           9.93         (0.30%)          920          11%           2.00%              30.22%
      (0.37)          10.04         10.95%        12,718          11%           2.00%               2.36%
      (0.69)           9.38          1.26%         5,732          22%           2.00%               3.41%
      (0.03)           9.93         (0.36%)          206          11%           2.00%              29.26%
      (0.37)          10.03         10.85%        19,650          11%           2.00%               2.36%
      (0.69)           9.39          1.26%        12,402          22%           2.00%               3.33%
      (0.04)           9.93         (0.25%)          556          11%           2.00%              30.95%
     $   --          $12.45         19.25%       $ 5,518         195%           1.80%               2.54%
         --           10.44          4.40%         2,690         207%           1.80%               4.29%
         --           12.41         18.98%        17,411         195%           2.30%               3.05%
         --           10.43          4.30%         7,468         207%           2.30%               4.77%
         --           12.37         18.94%         5,102         195%           2.30%               3.07%
         --           10.40          4.00%         2,634         207%           2.30%               4.67%
         --           12.38         18.92%        10,182         195%           2.30%               3.05%
         --           10.41          4.10%         6,879         207%           2.30%               4.77%
     $(0.03)         $12.45         18.70%       $14,590          29%           1.60%               2.25%
      (0.03)          10.52          5.48%         5,572          42%           1.60%               3.57%
      (0.01)          12.46         18.38%        31,179          29%           2.10%               2.76%
         --           10.53          5.32%        10,710          42%           2.10%               4.06%
      (0.01)          12.44         18.42%        12,569          29%           2.10%               2.76%
         --           10.51          5.12%         5,019          42%           2.10%               4.01%
      (0.01)          12.45         18.40%        18,896          29%           2.10%               2.75%
         --           10.52          5.22%        11,350          42%           2.10%               3.98%
     $   --          $12.02         13.93%       $29,356          33%           2.10%               2.48%
         --           10.55          5.50%         8,812         101%           2.10%               4.12%
         --           11.94         13.61%        45,306          33%           2.60%               2.99%
         --           10.51          5.10%        15,339         101%           2.60%               4.58%
         --           11.95         13.59%        26,913          33%           2.60%               2.99%
         --           10.52          5.20%         9,580         101%           2.60%               4.58%
         --           11.93         13.62%        22,156          33%           2.60%               2.98%
         --           10.50          5.00%        11,226         101%           2.60%               4.60%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $(0.39)               7.96%
      (0.74)               7.42%
      (0.05)               4.76%
      (0.37)               7.40%
      (0.69)               6.90%
      (0.04)               3.15%
      (0.37)               7.44%
      (0.69)               6.96%
      (0.03)               3.55%
      (0.37)               7.52%
      (0.69)               6.96%
      (0.04)               3.65%
     $   --               (1.27%)
         --               (1.12%)
         --               (1.78%)
         --               (1.62%)
         --               (1.79%)
         --               (1.62%)
         --               (1.77%)
         --               (1.62%)
     $(0.03)               0.56%
      (0.03)               0.62%
      (0.01)               0.03%
         --                0.14%
      (0.01)               0.03%
         --                0.15%
      (0.01)               0.05%
         --                0.17%
     $   --               (0.69%)
         --                0.06%
         --               (1.20%)
         --               (0.44%)
         --               (1.21%)
         --               (0.45%)
         --               (1.22%)
         --               (0.41%)

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Commenced operations on December 31, 1997.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                             Increase (Decrease) from
                                                               Investment Operations
                                          Net Asset  -----------------------------------------
                                            Value         Net        Net Realized   Total from
                               Period     Beginning   Investment     & Unrealized   Investment
                               Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                              --------    ---------  -------------   ------------   ----------
ASAF MARSICO
CAPITAL GROWTH FUND:
----------------------------
----------------------------
 Class A                      04/30/99*    $ 10.13      $(0.03)         $ 3.52        $ 3.49
                              10/31/98(1)    10.00        0.01            0.12          0.13
  Class B                     04/30/99*      10.12       (0.06)           3.52          3.46
                              10/31/98(1)    10.00          --            0.12          0.12
  Class C                     04/30/99*      10.11       (0.06)           3.52          3.46
                              10/31/98(1)    10.00          --            0.11          0.11
  Class X                     04/30/99*      10.11       (0.06)           3.51          3.45
                              10/31/98(1)    10.00          --            0.11          0.11
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
----------------------------
----------------------------
 Class A                      04/30/99*    $ 11.81      $(0.07)         $ 2.83        $ 2.76
                              10/31/98(1)    10.00       (0.01)           1.82          1.81
  Class B                     04/30/99*      11.79       (0.11)           2.82          2.71
                              10/31/98(1)    10.00       (0.01)           1.80          1.79
  Class C                     04/30/99*      11.79       (0.11)           2.83          2.72
                              10/31/98(1)    10.00       (0.01)           1.80          1.79
  Class X                     04/30/99*      11.79       (0.11)           2.82          2.71
                              10/31/98(1)    10.00       (0.01)           1.80          1.79
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
----------------------------
----------------------------
 Class A                      04/30/99*    $ 10.23      $ 0.03          $ 1.89        $ 1.92
                              10/31/98(1)    10.00        0.02            0.21          0.23
  Class B                     04/30/99*      10.22          --            1.89          1.89
                              10/31/98(1)    10.00        0.01            0.21          0.22
  Class C                     04/30/99*      10.22          --            1.89          1.89
                              10/31/98(1)    10.00          --            0.22          0.22
  Class X                     04/30/99*      10.22          --            1.88          1.88
                              10/31/98(1)    10.00        0.01            0.21          0.22


                                           Less Distributions
                               ------------------------------------------
                                From Net     In Excess of
                               Investment   Net Investment   From Capital
                                 Income         Income          Gains
                               ----------   --------------   ------------
ASAF MARSICO
CAPITAL GROWTH FUND:
----------------------------
----------------------------
 Class A                         $(0.01)        $   --          $   --
                                     --             --              --
  Class B                            --             --              --
                                     --             --              --
  Class C                            --             --              --
                                     --             --              --
  Class X                            --             --              --
                                     --             --              --
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
----------------------------
----------------------------
 Class A                         $   --         $   --          $(0.15)
                                     --             --              --
  Class B                            --             --           (0.15)
                                     --             --              --
  Class C                            --             --           (0.15)
                                     --             --              --
  Class X                            --             --           (0.15)
                                     --             --              --
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
----------------------------
----------------------------
 Class A                         $(0.03)        $   --          $   --
                                     --             --              --
  Class B                         (0.01)            --              --
                                     --             --              --
  Class C                         (0.01)            --              --
                                     --             --              --
  Class X                         (0.01)            --              --
                                     --             --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                Ratios of Expenses
                                          Supplemental Data                    to Average Net Assets
                                -------------------------------------   -----------------------------------
                  Net Asset                 Net Assets at   Portfolio
    Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
Distributions   End of Period   Return(2)    (In 000's)       Rate      Reimbursement(3)   Reimbursement(3)
-------------   -------------   ---------   -------------   ---------   ----------------   ----------------
   $(0.01)         $13.61         34.59%      $ 55,760          56%           1.75%               1.94%
       --           10.13          1.20%         7,037          67%           1.75%               2.84%
       --           13.58         34.32%       137,619          56%           2.25%               2.45%
       --           10.12          1.10%        17,994          67%           2.25%               3.29%
       --           13.57         34.22%        70,880          56%           2.25%               2.45%
       --           10.11          1.10%        11,012          67%           2.25%               3.44%
       --           13.56         34.26%        30,858          56%           2.25%               2.44%
       --           10.11          1.10%         5,746          67%           2.25%               3.22%
   $(0.15)         $14.42         23.42%      $  5,414          52%           1.75%               2.95%
       --           11.81         18.00%           587         122%           1.75%               5.66%
    (0.15)          14.35         23.04%        10,706          52%           2.25%               3.44%
       --           11.79         17.80%           991         122%           2.25%              15.98%
    (0.15)          14.36         23.02%         5,897          52%           2.25%               3.47%
       --           11.79         17.90%           903         122%           2.25%              20.25%
    (0.15)          14.35         22.93%         3,726          52%           2.25%               3.52%
       --           11.79         17.90%           509         122%           2.25%              10.43%
   $(0.03)         $12.12         18.83%      $  3,667          64%           1.75%               3.43%
       --           10.23          2.30%           717           3%           1.75%               9.44%
    (0.01)          12.10         18.53%         8,584          64%           2.25%               3.95%
       --           10.22          2.20%         1,886           3%           2.25%               9.10%
    (0.01)          12.10         18.53%         3,479          64%           2.25%               3.97%
       --           10.22          2.20%           997           3%           2.25%              13.91%
    (0.01)          12.09         18.43%         2,102          64%           2.25%               3.95%
       --           10.22          2.20%           295           3%           2.25%              12.90%


               Ratio of Net Investment
    Total         Income (Loss) to
Distributions   Average Net Assets(3)
-------------  -----------------------
   $(0.01)              (0.51%)
       --                0.72%
       --               (1.02%)
       --                0.25%
       --               (1.01%)
       --                0.24%
       --               (1.02%)
       --                0.20%
   $(0.15)              (1.07%)
       --               (0.52%)
    (0.15)              (1.59%)
       --               (0.78%)
    (0.15)              (1.60%)
       --               (0.72%)
    (0.15)              (1.61%)
       --               (0.67%)
   $(0.03)               0.48%
       --                0.87%
    (0.01)              (0.03%)
       --                0.47%
    (0.01)              (0.03%)
       --                0.26%
    (0.01)              (0.04%)
       --                0.34%

(1) Commenced operations on August 19, 1998.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
 * Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                             Increase (Decrease) from
                                                               Investment Operations
                                          Net Asset  -----------------------------------------
                                            Value         Net        Net Realized   Total from
                               Period     Beginning   Investment     & Unrealized   Investment
                               Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                              --------    ---------  -------------   ------------   ----------
ASAF T. ROWE PRICE
INTERNATIONAL
EQUITY FUND:
----------------------------
----------------------------
 Class A                      04/30/99**   $  9.39      $(0.01)         $ 1.13        $ 1.12
                              10/31/98        8.93       (0.02)           0.48          0.46
                              10/31/97(1)     9.74        0.01           (0.82)        (0.81)
  Class B                     04/30/99**      9.59       (0.04)           1.17          1.13
                              10/31/98        9.16       (0.07)           0.50          0.43
                              10/31/97(1)    10.00       (0.01)          (0.83)        (0.84)
  Class C                     04/30/99**      9.57       (0.05)           1.18          1.13
                              10/31/98        9.16       (0.06)           0.47          0.41
                              10/31/97(1)    10.00       (0.01)          (0.83)        (0.84)
  Class X                     04/30/99**      9.61       (0.05)           1.18          1.13
                              10/31/98        9.18       (0.07)           0.50          0.43
                              10/31/97(1)    10.00       (0.01)          (0.81)        (0.82)
ASAF JANUS
CAPITAL GROWTH FUND:
----------------------------
----------------------------
 Class A                      04/30/99**   $ 14.41      $(0.07)         $ 6.41        $ 6.34
                              10/31/98       11.40       (0.01)           3.05          3.04
                              10/31/97(1)    11.18        0.09            0.13          0.22
  Class B                     04/30/99**     12.87       (0.10)           5.70          5.60
                              10/31/98       10.19       (0.08)           2.77          2.69
                              10/31/97(1)    10.00        0.06            0.13          0.19
  Class C                     04/30/99**     12.85       (0.10)           5.68          5.58
                              10/31/98       10.19       (0.08)           2.75          2.67
                              10/31/97(1)    10.00        0.05            0.14          0.19
  Class X                     04/30/99**     12.88       (0.10)           5.71          5.61
                              10/31/98       10.20       (0.09)           2.78          2.69
                              10/31/97(1)    10.00        0.05            0.15          0.20
ASAF INVESCO
EQUITY INCOME FUND:
----------------------------
----------------------------
 Class A                      04/30/99**   $ 11.75      $ 0.09          $ 1.77        $ 1.86
                              10/31/98       10.45        0.22            1.20          1.42
                              10/31/97(1)     9.98        0.14            0.33          0.47
  Class B                     04/30/99**     11.77        0.06            1.76          1.82
                              10/31/98       10.45        0.15            1.24          1.39
                              10/31/97(1)    10.00        0.10            0.35          0.45
  Class C                     04/30/99**     11.77        0.06            1.76          1.82
                              10/31/98       10.46        0.15            1.23          1.38
                              10/31/97(1)    10.00        0.10            0.36          0.46
  Class X                     04/30/99**     11.76        0.06            1.76          1.82
                              10/31/98       10.45        0.15            1.23          1.38
                              10/31/97(1)    10.00        0.11            0.34          0.45


                                           Less Distributions
                               ------------------------------------------
                                From Net     In Excess of
                               Investment   Net Investment   From Capital
                                 Income         Income          Gains
                               ----------   --------------   ------------
ASAF T. ROWE PRICE
INTERNATIONAL
EQUITY FUND:
----------------------------
----------------------------
 Class A                        $ (0.07)        $   --          $   --
                                     --             --              --
                                     --             --              --
  Class B                         (0.02)            --              --
                                     --             --              --
                                     --             --              --
  Class C                         (0.02)            --              --
                                     --             --              --
                                     --             --              --
  Class X                         (0.02)            --              --
                                     --             --              --
                                     --             --              --
ASAF JANUS
CAPITAL GROWTH FUND:
----------------------------
----------------------------
 Class A                        $    --         $   --          $   --
                                  (0.02)         (0.01)             --
                                     --             --              --
  Class B                            --             --              --
                                  (0.01)            --              --
                                     --             --              --
  Class C                            --             --              --
                                  (0.01)            --              --
                                     --             --              --
  Class X                            --             --              --
                                  (0.01)            --              --
                                     --             --              --
ASAF INVESCO
EQUITY INCOME FUND:
----------------------------
----------------------------
 Class A                        $ (0.08)        $   --          $   --
                                  (0.12)            --              --
                                     --             --              --
  Class B                         (0.04)            --              --
                                  (0.07)            --              --
                                     --             --              --
  Class C                         (0.04)            --              --
                                  (0.07)            --              --
                                     --             --              --
  Class X                         (0.04)            --              --
                                  (0.07)            --              --
                                     --             --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                Ratios of Expenses
                                          Supplemental Data                   to Average Net Assets*
                                -------------------------------------   -----------------------------------
                  Net Asset                 Net Assets at   Portfolio
    Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
Distributions   End of Period   Return(2)    (In 000's)      Rate(3)    Reimbursement(4)   Reimbursement(4)
-------------   -------------   ---------   -------------   ---------   ----------------   ----------------
   $ (0.07)        $10.44         11.93%      $  3,244          12%           2.10%               3.78%
        --           9.39          5.15%         1,685          20%           2.10%               6.06%
        --           8.93         (8.32%)          218           1%           2.10%              51.87%
     (0.02)         10.70         11.76%         5,904          12%           2.60%               4.29%
        --           9.59          4.69%         3,318          20%           2.60%               6.50%
        --           9.16         (8.40%)          390           1%           2.60%              38.12%
     (0.02)         10.68         11.78%         3,459          12%           2.60%               4.29%
        --           9.57          4.48%         2,282          20%           2.60%               6.55%
        --           9.16         (8.40%)          198           1%           2.60%              33.95%
     (0.02)         10.72         11.74%         6,251          12%           2.60%               4.30%
        --           9.61          4.68%         5,144          20%           2.60%               6.54%
        --           9.18         (8.20%)          756           1%           2.60%              46.77%
   $    --         $20.75         44.00%      $133,537           7%           1.70%               1.88%
     (0.03)         14.41         26.77%        24,558          77%           1.70%               2.65%
        --          11.40          1.97%           706          83%           1.70%              26.77%
        --          18.47         43.51%       336,036           7%           2.20%               2.38%
     (0.01)         12.87         26.40%        56,582          77%           2.20%               3.14%
        --          10.19          1.90%         1,718          83%           2.20%              16.45%
        --          18.43         43.42%       127,523           7%           2.20%               2.38%
     (0.01)         12.85         26.20%        21,710          77%           2.20%               3.13%
        --          10.19          1.90%           452          83%           2.20%              15.78%
        --          18.49         43.56%        94,620           7%           2.20%               2.38%
     (0.01)         12.88         26.37%        36,575          77%           2.20%               3.16%
        --          10.20          2.00%         1,474          83%           2.20%              24.39%
   $ (0.08)        $13.53         15.85%      $ 19,820          43%           1.55%               1.92%
     (0.12)         11.75         13.64%         8,911          70%           1.55%               2.86%
        --          10.45          4.71%           471          46%           1.55%              29.14%
     (0.04)         13.55         15.53%        45,105          43%           2.05%               2.42%
     (0.07)         11.77         13.30%        18,045          70%           2.05%               3.38%
        --          10.45          4.50%         1,408          46%           2.05%              19.54%
     (0.04)         13.55         15.53%        20,191          43%           2.05%               2.42%
     (0.07)         11.77         13.19%         8,362          70%           2.05%               3.33%
        --          10.46          4.60%           255          46%           2.05%              20.89%
     (0.04)         13.54         15.54%        27,659          43%           2.05%               2.42%
     (0.07)         11.76         13.21%        18,296          70%           2.05%               3.35%
        --          10.45          4.50%         1,174          46%           2.05%              36.25%


               Ratio of Net Investment
    Total         Income (Loss) to
Distributions  Average Net Assets(4)*
-------------  -----------------------
   $ (0.07)             (0.43%)
        --              (0.16%)
        --               0.07%
     (0.02)             (0.97%)
        --              (0.70%)
        --              (0.51%)
     (0.02)             (1.04%)
        --              (0.58%)
        --              (0.53%)
     (0.02)             (1.09%)
        --              (0.68%)
        --              (0.28%)
   $    --              (0.69%)
     (0.03)             (0.24%)
        --               2.72%
        --              (1.19%)
     (0.01)             (0.74%)
        --               2.27%
        --              (1.19%)
     (0.01)             (0.75%)
        --               1.95%
        --              (1.18%)
     (0.01)             (0.76%)
        --               2.05%
   $ (0.08)              1.38%
     (0.12)              1.72%
        --               4.81%
     (0.04)              0.88%
     (0.07)              1.27%
        --               3.68%
     (0.04)              0.87%
     (0.07)              1.27%
        --               3.82%
     (0.04)              0.88%
     (0.07)              1.27%
        --               4.05%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Annualized for periods less than one year.
 * Represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
 ** Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                             Increase (Decrease) from
                                                               Investment Operations
                                          Net Asset  -----------------------------------------
                                            Value         Net        Net Realized   Total from
                               Period     Beginning   Investment     & Unrealized   Investment
                               Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                              --------    ---------  -------------   ------------   ----------
ASAF TOTAL
RETURN BOND FUND:
----------------------------
----------------------------
 Class A                      04/30/99**   $ 10.79      $ 0.33          $(0.28)       $ 0.05
                              10/31/98       10.28        0.35            0.54          0.89
                              10/31/97(1)    10.07        0.15            0.09          0.24
  Class B                     04/30/99**     10.68        0.29           (0.27)         0.02
                              10/31/98       10.16        0.31            0.53          0.84
                              10/31/97(1)    10.00        0.10            0.09          0.19
  Class C                     04/30/99**     10.67        0.29           (0.26)         0.03
                              10/31/98       10.16        0.31            0.52          0.83
                              10/31/97(1)    10.00        0.10            0.09          0.19
  Class X                     04/30/99**     10.69        0.27           (0.25)         0.02
                              10/31/98       10.17        0.34            0.50          0.84
                              10/31/97(1)    10.00        0.09            0.10          0.19
ASAF JPM
MONEY MARKET FUND:
----------------------------
----------------------------
 Class A                      04/30/99**   $  1.00      $0.020          $   --        $0.020
                              10/31/98        1.00       0.039              --         0.039
                              10/31/97(1)     1.00       0.009              --         0.009
  Class B                     04/30/99**      1.00       0.010              --         0.010
                              10/31/98        1.00       0.033              --         0.033
                              10/31/97(1)     1.00       0.007              --         0.007
  Class C                     04/30/99**      1.00       0.010              --         0.010
                              10/31/98        1.00       0.034              --         0.034
                              10/31/97(1)     1.00       0.007              --         0.007
  Class X                     04/30/99**      1.00       0.010              --         0.010
                              10/31/98        1.00       0.034              --         0.034
                              10/31/97(1)     1.00       0.008              --         0.008


                                           Less Distributions
                               ------------------------------------------
                                From Net     In Excess of
                               Investment   Net Investment   From Capital
                                 Income         Income          Gains
                               ----------   --------------   ------------
ASAF TOTAL
RETURN BOND FUND:
----------------------------
----------------------------
 Class A                        $ (0.31)        $   --          $(0.07)
                                  (0.38)            --              --
                                  (0.03)            --              --
  Class B                         (0.28)            --           (0.07)
                                  (0.32)            --              --
                                  (0.03)            --              --
  Class C                         (0.28)            --           (0.07)
                                  (0.32)            --              --
                                  (0.03)            --              --
  Class X                         (0.28)            --           (0.07)
                                  (0.32)            --              --
                                  (0.02)            --              --
ASAF JPM
MONEY MARKET FUND:
----------------------------
----------------------------
 Class A                        $(0.020)        $   --          $   --
                                 (0.039)            --              --
                                 (0.009)            --              --
  Class B                        (0.010)            --              --
                                 (0.033)            --              --
                                 (0.007)            --              --
  Class C                        (0.010)            --              --
                                 (0.034)            --              --
                                 (0.007)            --              --
  Class X                        (0.010)            --              --
                                 (0.034)            --              --
                                 (0.008)            --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                Ratios of Expenses
                                          Supplemental Data                   to Average Net Assets*
                                -------------------------------------   -----------------------------------
                  Net Asset                 Net Assets at   Portfolio
    Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
Distributions   End of Period   Return(2)    (In 000's)      Rate(3)    Reimbursement(4)   Reimbursement(4)
-------------   -------------   ---------   -------------   ---------   ----------------   ----------------
   $ (0.38)        $10.46          0.09%      $ 14,814          70%           1.40%               1.78%
     (0.38)         10.79          8.79%         6,034         418%           1.40%               2.93%
     (0.03)         10.28          2.39%            61          93%           1.40%              66.92%
     (0.35)         10.35         (0.18%)       50,076          70%           1.90%               2.28%
     (0.32)         10.68          8.36%        17,821         418%           1.90%               3.58%
     (0.03)         10.16          1.90%           547          93%           1.90%              39.35%
     (0.35)         10.35         (0.09%)       18,468          70%           1.90%               2.29%
     (0.32)         10.67          8.26%         8,743         418%           1.90%               3.52%
     (0.03)         10.16          1.93%           165          93%           1.90%              33.68%
     (0.35)         10.36         (0.17%)       17,287          70%           1.90%               2.29%
     (0.32)         10.69          8.36%        11,698         418%           1.90%               3.68%
     (0.02)         10.17          1.94%           410          93%           1.90%              67.46%
   $(0.020)        $ 1.00          1.71%      $ 19,568         N/A            1.50%               1.66%
    (0.039)          1.00          3.94%         7,372         N/A            1.50%               2.42%
    (0.009)          1.00          0.92%           307         N/A            1.50%              31.53%
    (0.010)          1.00          1.45%        31,328         N/A            2.00%               2.16%
    (0.033)          1.00          3.39%        16,554         N/A            2.00%               2.89%
    (0.007)          1.00          0.75%           354         N/A            2.00%              37.83%
    (0.010)          1.00          1.46%        13,160         N/A            2.00%               2.16%
    (0.034)          1.00          3.42%         6,895         N/A            2.00%               3.07%
    (0.007)          1.00          0.71%           332         N/A            2.00%              24.34%
    (0.010)          1.00          1.46%        17,733         N/A            2.00%               2.17%
    (0.034)          1.00          3.42%        12,533         N/A            2.00%               3.18%
    (0.008)          1.00          0.77%           566         N/A            2.00%              39.71%


               Ratio of Net Investment
    Total         Income (Loss) to
Distributions  Average Net Assets(4)*
-------------  -----------------------
   $ (0.38)              5.15%
     (0.38)              4.76%
     (0.03)              4.42%
     (0.35)              4.61%
     (0.32)              4.23%
     (0.03)              4.13%
     (0.35)              4.66%
     (0.32)              4.27%
     (0.03)              4.32%
     (0.35)              4.71%
     (0.32)              4.25%
     (0.02)              3.94%
   $(0.020)              3.38%
    (0.039)              3.90%
    (0.009)              3.34%
    (0.010)              2.89%
    (0.033)              3.30%
    (0.007)              2.98%
    (0.010)              2.90%
    (0.034)              3.40%
    (0.007)              2.85%
    (0.010)              2.92%
    (0.034)              3.42%
    (0.008)              2.97%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Annualized for periods less than one year.
 * Represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
 ** Unaudited.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

APRIL 30, 1999

(UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997 as a Maryland Corporation. The Company operates as a series company and, at April 30, 1999, consisted of 16 diversified investment portfolios (each a "Fund" and collectively the "Funds"). Five of the Funds -- ASAF T. Rowe Price International Equity Fund ("International Equity"), ASAF Janus Capital Growth Fund ("Janus Capital Growth"), ASAF INVESCO Equity Income Fund ("Equity Income"), ASAF Total Return Bond Fund ("Total Return Bond"), and ASAF JPM Money Market Fund ("Money Market") (each a "Feeder Fund" and collectively the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio of American Skandia Master Trust (each a "Portfolio" and collectively the "Portfolios"), an open-end management investment company comprised of five diversified investment portfolios. The value of each Feeder Fund's investment in each Portfolio, included in the accompanying Statements of Assets and Liabilities, reflects each Feeder Fund's beneficial interest in the net assets of that Portfolio. At April 30, 1999, the Feeder Funds held the following percentage interests in their corresponding Portfolios.

ASMT T. Rowe Price International Equity Portfolio        83.3%
ASMT Janus Capital Growth Portfolio                      96.1%
ASMT INVESCO Equity Income Portfolio                     87.2%
ASMT PIMCO Total Return Bond Portfolio                   84.7%
ASMT JPM Money Market Portfolio                          94.1%

     The financial statements of each Portfolio, including the Schedules of Investments, are included elsewhere within this report and should be read in conjunction with each Feeder Fund's financial statements.

     The remaining 11 Funds of the Company -- ASAF Founders International Small Capitalization Fund ("International Small Cap"), ASAF Janus Small-Cap Growth Fund ("Small-Cap Growth") (formerly, ASAF Founders Small Capitalization Fund), ASAF T. Rowe Price Small Company Value Fund ("Small Company Value"), ASAF American Century Strategic Balanced Fund ("Strategic Balanced"), ASAF Federated High Yield Bond Fund ("High Yield Bond"), ASAF Oppenheimer Large-Cap Growth Fund ("Large-Cap Growth") (formerly, ASAF Robertson Stephens Value + Growth Fund), ASAF Lord Abbett Growth and Income Fund ("Growth and Income"), ASAF Janus Overseas Growth Fund ("Overseas Growth"), ASAF Marsico Capital Growth Fund ("Marsico Capital Growth"), ASAF Neuberger Berman Mid-Cap Growth Fund ("Mid-Cap Growth"), and ASAF Neuberger Berman Mid-Cap Value Fund ("Mid-Cap Value") (each a "Non-Feeder Fund" and collectively the "Non-Feeder Funds") -- directly invest and manage their own portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Funds, in conformity with generally accepted accounting principles, in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

SECURITY VALUATION

FEEDER FUNDS -- The value of each Feeder Fund's beneficial interest in the Portfolio in which it invests is determined by the Fund's percentage interest in the Portfolio, multiplied by the Portfolio's net assets. Valuation of securities held by the Portfolios is discussed in Note 2 to the financial statements of American Skandia Master Trust.

NON-FEEDER FUNDS -- Securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

     Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Directors. As of April 30, 1999, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION

NON-FEEDER FUNDS -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS

NON-FEEDER FUNDS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

FUTURES CONTRACTS AND OPTIONS

NON-FEEDER FUNDS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS

NON-FEEDER FUNDS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

DEFERRED ORGANIZATION COSTS

ALL FUNDS -- The Company bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

FEEDER FUNDS -- The Feeder Funds record their proportionate share of investment operations, including net investment income and realized and unrealized gains and losses, from the corresponding Portfolios in which they invest.

NON-FEEDER FUNDS -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Funds' sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

MULTIPLE CLASSES OF SHARES

ALL FUNDS -- Each Fund is divided into Class A, B, C, and X shares. Each class of shares is separately charged its respective distribution and service fees. Income, expenses that are not specific to a particular class, and realized and unrealized gains and losses are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS

ALL FUNDS -- Dividends, if any, from net investment income are declared and paid at least annually by the International Small Cap, Small-Cap Growth, Small Company Value, Large-Cap Growth, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth, Mid-Cap Value, International Equity, and Janus Capital Growth Funds, semiannually by the Strategic Balanced, Growth and Income, and Equity Income Funds, declared daily and paid quarterly by the Total Return Bond Fund, and declared daily and paid monthly by the High Yield Bond and Money Market Funds. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Non-Feeder Funds have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective
Funds: Founders Asset Management, Inc. for International Small Cap; T. Rowe Price Associates, Inc. for Small Company Value; American Century Investment Management, Inc. for Strategic Balanced; Federated Investment Counseling for High Yield Bond; OppenheimerFunds, Inc. for Large-Cap Growth; Lord Abbett & Co. for Growth and Income; Janus Capital Corporation for Small-Cap Growth and Overseas Growth; Marsico Capital Management, LLC for Marsico Capital Growth; and Neuberger Berman Management Inc. for Mid-Cap Growth and Mid-Cap Value.

ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.10%, .90%, 1.00%, .90%, .70%, .90%,
1.00%, 1.10%, 1.00%, .90%, and .90% of the average daily net assets of the International Small Cap, Small-Cap Growth, Small Company Value, Strategic Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth, and Mid-Cap Value Funds, respectively. The fee for International Small Cap is reduced to 1.00% of the average daily net assets in excess of $100 million. The fee for Large-Cap Growth is reduced to
 .85% of the average daily net assets in excess of $1 billion. The Investment Manager is currently waiving a portion of its fee equal to .20% and .10% of the average daily net assets of the Growth and Income and Overseas Growth Funds, respectively.

SUB-ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60%, .50%, .60%, .50%, .25%,
 .35%, .50%, .60%, .45%, .40%, and .40% of the average daily net assets of the International Small Cap, Small-Cap Growth, Small Company Value, Strategic Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth, and Mid-Cap Value Funds, respectively. The Sub-advisors for Growth and Income and Overseas Growth are currently waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Small Cap, Small-Cap Growth, Strategic Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, and Overseas Growth are reduced for Fund net assets in excess of specified levels.

NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

NON-FEEDER FUNDS -- On December 16, 1998, the Board of Directors of the Company approved changes in Sub-advisor for ASAF Robertson Stephens Value + Growth Fund ("Value + Growth") and ASAF Founders Small Capitalization Fund ("Small Cap"), effective December 31, 1998 and January 1, 1999, respectively. In connection with these changes, the shareholders of Value + Growth and Small Cap, on February 25, 1999, approved new Sub-advisory Agreements with the replacement Sub-advisors set forth below, effective March 1, 1999.

     OppenheimerFunds, Inc. became Sub-advisor to Value + Growth and the name of the Fund was changed to ASAF Oppenheimer Large-Cap Growth Fund. Prior to December 31, 1998, Robertson Stephens & Company Investment Management, L.P. served as Sub-advisor to the Fund. Prior to March 1, 1999, the Investment Manager received a fee, computed daily and paid monthly, based on an annual rate of 1.10% of the average daily net assets of the Fund. The Investment Manager voluntarily waived a portion of its fee equal to .10% of average daily net assets. The Investment Manager paid the Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60% of the average daily net assets of the Fund (with reductions for Fund assets in excess of specified levels). The Sub-advisor voluntarily waived a portion of its fee equal to .10% of average daily net assets.

     Janus Capital Corporation became Sub-advisor to Small Cap and the name of the Fund was changed to ASAF Janus Small-Cap Growth Fund. Prior to January 1, 1999, Founders Asset Management, Inc. served as Sub-advisor to the Fund. Prior to March 1, 1999, the Investment Manager paid the Fund's Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .50% of the average daily net assets of the Fund (with reductions for Fund assets in excess of specified levels).

EXPENSE LIMITATION

ALL FUNDS -- The Investment Manager has voluntarily agreed to limit the operating expenses of each Fund (exclusive of class-specific distribution fees) to an annual rate of 1.60%, 1.20%, 1.25%, 1.10%, 1.00%, 1.30%, 1.10%, 1.60%,
1.25%, 1.25%, 1.25%, 1.60%, 1.20%, 1.05%, .90%, and 1.00% of the average daily net assets of the International Small Cap, Small-Cap Growth, Small Company Value, Strategic Balanced, High Yield Bond, Large-Cap Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth, Mid-Cap Value, International Equity, Janus Capital Growth, Equity Income, Total Return Bond, and Money Market Funds, respectively. All amounts paid or payable to the Funds by the Investment Manager, under the agreement, are reflected in the Statements of Operations.

MANAGEMENT OF THE COMPANY

NON-FEEDER FUNDS -- Certain officers and Directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested Directors.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

DISTRIBUTOR

ALL FUNDS -- American Skandia Marketing, Incorporated ("ASMI") serves as the principal underwriter and distributor for each Fund. The Company has adopted a separate Distribution and Service plan (each a "Plan" and collectively the "Plans") for Class A, B, C, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

     Under the Class A Plan, the Funds pay ASMI a distribution and service fee of .50% of the average daily net assets attributable to Class A shares, half of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate qualified dealers, brokers, banks, and other financial institutions ("Dealers") for services provided in connection with the sale of Class A shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class A shares.

     A portion of the sales charge on sales of Class A shares may be retained by ASMI or allocated to Dealers attributable to the sale of those shares. For the period ended April 30, 1999, ASMI retained no portion of the sales charge on sales of Class A shares of the Funds.

     Under the Class B Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class B shares that are outstanding for eight years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class B shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class B shares held for over seven years.

     Under the Class C Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class C shares, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class C shares and the maintenance of shareholder accounts. ASMI currently pays a 1.00% fee to Dealers, in advance, upon sale of Class C shares and retains the fee paid by the Funds in the first year. After the shares have been held for a year, ASMI pays such compensation on a quarterly basis.

     Under the Class X Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class X shares that are outstanding for ten years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate Dealers for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Compensation to Dealers is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class X shares held for over seven years.

     Purchases of $1 million or more or purchases by certain retirement plans, with respect to Class A shares, are subject to a contingent deferred sales charge ("CDSC") if shares are redeemed within 12 months of their purchase. A CDSC is imposed on Class B and Class X shares redeemed within seven and eight years, respectively, after their purchase. A CDSC is imposed on Class C shares redeemed within 12 months of their purchase. The maximum CDSC imposed is equal to 1%, 6%, 1%, and 6% of the amount subject to the charge for Class A, B, C, and X, respectively. During the period ended April 30, 1999, CDSCs collected by ASMI totaled $6,889, $1,058,594, $59,888, and $140,074 for Class A, B, C, and X,
respectively.

4. SHARES OF CAPITAL STOCK
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- The authorized capital stock of the Funds is 5.5 billion shares, with a par value of $.001 per share. Transactions in shares of capital stock, during the six months ended April 30, 1999, were as follows:

                                CLASS A                      CLASS B                      CLASS C               CLASS X
                       --------------------------   --------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES         AMOUNT        SHARES         AMOUNT        SHARES
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
INTERNATIONAL SMALL
  CAP:
  Sold                      44,239   $    496,094       107,866   $  1,198,317        67,777   $    645,591        72,062
  Redeemed                 (29,447)      (332,277)      (32,358)      (367,017)      (35,937)      (291,112)      (21,173)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase            14,792   $    163,817        75,508   $    831,300        31,840   $    354,479        50,889
                       ===========   ============   ===========   ============   ===========   ============   ===========
SMALL-CAP GROWTH:
  Sold                     933,825   $ 10,951,899     1,020,639   $ 11,454,838       575,024   $  6,472,062       412,947
  Redeemed                (135,426)    (1,517,278)      (80,830)      (896,582)     (109,755)    (1,186,159)     (151,667)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           798,399   $  9,434,621       939,809   $ 10,558,256       465,269   $  5,285,903       261,280
                       ===========   ============   ===========   ============   ===========   ============   ===========
SMALL COMPANY VALUE:
  Sold                     908,648   $  8,065,415     1,263,909   $ 11,030,425       704,956   $  6,203,522       571,887
  Reinvested                 2,950         27,227            --             --            --             --            --
  Redeemed                (653,981)    (5,766,177)     (561,849)    (4,816,132)     (353,117)    (3,071,837)     (463,815)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           257,617   $  2,326,465       702,060   $  6,214,293       351,839   $  3,131,685       108,072
                       ===========   ============   ===========   ============   ===========   ============   ===========
STRATEGIC BALANCED:
  Sold                     853,945   $ 10,439,944     1,840,279   $ 22,410,074       748,824   $  9,041,675       576,767
  Reinvested                 1,795         21,678         1,672         20,142           760          9,175         1,300
  Redeemed                 (54,442)      (672,015)     (188,161)    (2,256,274)      (67,458)      (827,573)     (123,390)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           801,298   $  9,789,607     1,653,790   $ 20,173,942       682,126   $  8,223,277       454,677
                       ===========   ============   ===========   ============   ===========   ============   ===========
HIGH YIELD BOND:
  Sold                   1,427,673   $ 13,948,887     3,483,410   $ 34,392,984     1,046,983   $ 10,304,938     1,127,396
  Reinvested                25,492        251,917        62,633        618,405        24,143        238,422        41,665
  Redeemed                (656,769)    (6,353,935)     (782,838)    (7,730,589)     (414,756)    (4,085,419)     (532,263)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           796,396   $  7,846,869     2,763,205   $ 27,280,800       656,370   $  6,457,941       636,798
                       ===========   ============   ===========   ============   ===========   ============   ===========
LARGE-CAP GROWTH:
  Sold                     294,661   $  3,623,046       862,391   $ 10,401,661       215,574   $  2,605,466       357,588
  Redeemed                (109,114)    (1,322,474)     (175,121)    (2,118,322)      (56,486)      (690,985)     (195,730)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           185,547   $  2,300,572       687,270   $  8,283,339       159,088   $  1,914,481       161,858
                       ===========   ============   ===========   ============   ===========   ============   ===========
GROWTH AND INCOME:
  Sold                     994,294   $ 11,562,938     1,702,029   $ 19,574,956       669,387   $  7,673,058       673,821
  Reinvested                 1,888         21,380           634          7,197           298          3,389           572
  Redeemed                (353,838)    (4,124,758)     (216,591)    (2,482,506)     (136,714)    (1,567,417)     (235,106)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           642,344   $  7,459,560     1,486,072   $ 17,099,647       532,971   $  6,109,030       439,287
                       ===========   ============   ===========   ============   ===========   ============   ===========
OVERSEAS GROWTH:
  Sold                   2,256,929   $ 26,479,893     2,590,890   $ 30,056,290     1,656,774   $ 19,224,349       920,535
  Redeemed                (649,600)    (7,685,372)     (256,447)    (3,097,574)     (316,141)    (3,756,629)     (132,669)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase         1,607,329   $ 18,794,521     2,334,443   $ 26,958,716     1,340,633   $ 15,467,720       787,866
                       ===========   ============   ===========   ============   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
INTERNATIONAL SMALL
  CAP:
  Sold                 $    910,205
  Redeemed                 (350,945)
                       ------------
    Net Increase       $    559,260
                       ============
SMALL-CAP GROWTH:
  Sold                 $  4,588,846
  Redeemed               (1,660,862)
                       ------------
    Net Increase       $  2,927,984
                       ============
SMALL COMPANY VALUE:
  Sold                 $  5,035,725
  Reinvested                     --
  Redeemed               (4,020,306)
                       ------------
    Net Increase       $  1,015,419
                       ============
STRATEGIC BALANCED:
  Sold                 $  6,928,162
  Reinvested                 15,654
  Redeemed               (1,494,973)
                       ------------
    Net Increase       $  5,448,843
                       ============
HIGH YIELD BOND:
  Sold                 $ 11,095,741
  Reinvested                411,637
  Redeemed               (5,246,186)
                       ------------
    Net Increase       $  6,261,192
                       ============
LARGE-CAP GROWTH:
  Sold                 $  4,280,982
  Redeemed               (2,339,611)
                       ------------
    Net Increase       $  1,941,371
                       ============
GROWTH AND INCOME:
  Sold                 $  7,737,559
  Reinvested                  6,443
  Redeemed               (2,721,797)
                       ------------
    Net Increase       $  5,022,205
                       ============
OVERSEAS GROWTH:
  Sold                 $ 10,992,449
  Redeemed               (1,962,522)
                       ------------
    Net Increase       $  9,029,927
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                CLASS A                      CLASS B                      CLASS C               CLASS X
                       --------------------------   --------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES         AMOUNT        SHARES         AMOUNT        SHARES
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
MARSICO CAPITAL
  GROWTH:
  Sold                   3,850,634   $ 47,327,202     8,679,650   $106,759,835     4,358,216   $ 53,518,982     1,942,658
  Reinvested                 1,129         13,390             1             10            --             --            --
  Redeemed                (450,460)    (5,674,044)     (325,876)    (4,119,060)     (222,882)    (2,795,518)     (235,370)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase         3,401,303   $ 41,666,548     8,353,775   $102,640,785     4,135,334   $ 50,723,464     1,707,288
                       ===========   ============   ===========   ============   ===========   ============   ===========
MID-CAP GROWTH:
  Sold                     457,343   $  6,437,362       725,667   $ 10,140,997       374,231   $  5,223,366       259,166
  Reinvested                 1,155         16,802         2,343         33,633         1,571         22,824         1,140
  Redeemed                (132,736)    (1,864,588)      (66,219)      (935,460)      (41,761)      (593,376)      (43,773)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           325,762   $  4,589,576       661,791   $  9,239,170       334,041   $  4,652,814       216,533
                       ===========   ============   ===========   ============   ===========   ============   ===========
MID-CAP VALUE:
  Sold                     317,792   $  3,522,192       577,241   $  6,319,160       215,606   $  2,380,020       182,024
  Reinvested                   313          3,392           392          4,252           171          1,858            99
  Redeemed                 (85,537)      (927,416)      (52,821)      (578,365)      (25,844)      (283,112)      (37,171)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           232,568   $  2,598,168       524,812   $  5,745,047       189,933   $  2,098,766       144,952
                       ===========   ============   ===========   ============   ===========   ============   ===========
INTERNATIONAL EQUITY:
  Sold                     237,390   $  2,356,495       287,727   $  2,947,040       225,976   $  2,297,873       168,004
  Reinvested                 1,334         13,416           617          6,351           424          4,360           949
  Redeemed                (107,546)    (1,079,024)      (82,566)      (862,003)     (140,809)    (1,435,801)     (121,214)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           131,178   $  1,290,887       205,778   $  2,091,388        85,591   $    866,432        47,739
                       ===========   ============   ===========   ============   ===========   ============   ===========
JANUS CAPITAL GROWTH:
  Sold                   5,610,073   $109,330,958    14,793,499   $255,323,766     5,837,972   $101,160,769     2,800,192
  Reinvested                     1             10             2             16            27            359            --
  Redeemed                (877,314)   (17,158,881)     (992,034)   (17,029,669)     (609,175)   (10,445,274)     (521,235)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase         4,732,760   $ 92,172,087    13,801,467   $238,294,113     5,228,824   $ 90,715,854     2,278,957
                       ===========   ============   ===========   ============   ===========   ============   ===========
EQUITY INCOME:
  Sold                     906,344   $ 11,445,013     2,089,565   $ 26,302,563       961,540   $ 12,200,373       719,178
  Reinvested                 5,954         74,421         7,032         88,188         3,169         39,734         6,128
  Redeemed                (205,787)    (2,621,965)     (300,295)    (3,688,941)     (184,787)    (2,335,452)     (238,067)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           706,511   $  8,897,469     1,796,302   $ 22,701,810       779,922   $  9,904,655       487,239
                       ===========   ============   ===========   ============   ===========   ============   ===========
TOTAL RETURN BOND:
  Sold                   1,171,426   $ 12,405,493     4,195,304   $ 44,020,267     1,316,109   $ 13,806,187       863,498
  Reinvested                19,925        210,656        64,812        678,658        28,600        299,285        36,891
  Redeemed                (334,463)    (3,551,789)   (1,091,717)   (11,463,295)     (379,248)    (4,003,046)     (326,152)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase           856,888   $  9,064,360     3,168,399   $ 33,235,630       965,461   $ 10,102,426       574,237
                       ===========   ============   ===========   ============   ===========   ============   ===========
MONEY MARKET:
  Sold                  52,630,085   $ 52,630,085    48,773,793   $ 48,773,793    30,817,502   $ 30,817,502    27,027,133
  Reinvested               182,909        182,909       277,474        277,474       122,229        122,229       164,232
  Redeemed             (40,616,827)   (40,616,827)  (34,277,690)   (34,277,690)  (24,676,039)   (24,676,039)  (21,992,112)
                       -----------   ------------   -----------   ------------   -----------   ------------   -----------
    Net Increase        12,196,167   $ 12,196,167    14,773,577   $ 14,773,577     6,263,692   $  6,263,692     5,199,253
                       ===========   ============   ===========   ============   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
MARSICO CAPITAL
  GROWTH:
  Sold                 $ 23,414,900
  Reinvested                     --
  Redeemed               (2,937,887)
                       ------------
    Net Increase       $ 20,477,013
                       ============
MID-CAP GROWTH:
  Sold                 $  3,666,025
  Reinvested                 16,427
  Redeemed                 (675,596)
                       ------------
    Net Increase       $  3,006,856
                       ============
MID-CAP VALUE:
  Sold                 $  2,029,259
  Reinvested                  1,070
  Redeemed                 (465,341)
                       ------------
    Net Increase       $  1,564,988
                       ============
INTERNATIONAL EQUITY:
  Sold                 $  1,698,781
  Reinvested                  9,806
  Redeemed               (1,238,843)
                       ------------
    Net Increase       $    469,744
                       ============
JANUS CAPITAL GROWTH:
  Sold                 $ 46,906,724
  Reinvested                     --
  Redeemed               (8,884,364)
                       ------------
    Net Increase       $ 38,022,360
                       ============
EQUITY INCOME:
  Sold                 $  9,043,544
  Reinvested                 76,781
  Redeemed               (3,003,803)
                       ------------
    Net Increase       $  6,116,522
                       ============
TOTAL RETURN BOND:
  Sold                 $  9,028,432
  Reinvested                387,057
  Redeemed               (3,382,569)
                       ------------
    Net Increase       $  6,032,920
                       ============
MONEY MARKET:
  Sold                 $ 27,027,133
  Reinvested                164,232
  Redeemed              (21,992,112)
                       ------------
    Net Increase       $  5,199,253
                       ============

     Transactions in shares of capital stock, during the year ended October 31, 1998, were as follows:

                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
INTERNATIONAL SMALL
  CAP:
  Sold                      86,775   $    948,154      167,918   $ 1,851,350        84,357   $    908,498       243,435
  Reinvested                    53            523           14           145             7             67            21
  Redeemed                 (11,337)      (122,246)     (55,655)     (653,576)       (7,014)       (75,984)      (29,011)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            75,491   $    826,431      112,277   $ 1,197,919        77,350   $    832,581       214,445
                       ===========   ============   ==========   ===========   ===========   ============   ===========
SMALL-CAP GROWTH:
  Sold                     225,167   $  2,208,610      379,743   $ 3,708,430       254,630   $  2,401,811       479,057
  Redeemed                 (46,693)      (433,840)    (118,369)   (1,132,903)      (31,346)      (297,337)      (55,354)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           178,474   $  1,774,770      261,374   $ 2,575,527       223,284   $  2,104,474       423,703
                       ===========   ============   ==========   ===========   ===========   ============   ===========
SMALL COMPANY VALUE:
  Sold                   1,021,252   $ 10,026,934    1,688,655   $16,836,032     1,025,988   $ 10,042,683     1,630,431
  Reinvested                   417          4,374          256         2,684            78            822           212
  Redeemed                (249,839)    (2,272,268)    (301,641)   (2,949,022)     (115,761)    (1,085,977)     (286,276)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           771,830   $  7,759,040    1,387,270   $13,889,694       910,305   $  8,957,528     1,344,367
                       ===========   ============   ==========   ===========   ===========   ============   ===========
STRATEGIC BALANCED:
  Sold                     344,894   $  3,739,190      771,215   $ 8,328,502       294,906   $  3,164,423       683,423
  Reinvested                 1,034         11,486          840         9,409           403          4,523           857
  Redeemed                 (63,105)      (702,418)     (48,880)     (556,672)      (22,222)      (238,433)      (64,172)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           282,823   $  3,048,258      723,175   $ 7,781,239       273,087   $  2,930,513       620,108
                       ===========   ============   ==========   ===========   ===========   ============   ===========
HIGH YIELD BOND:
  Sold                     914,002   $  9,050,780    2,473,078   $24,716,187       805,820   $  8,047,625     1,823,826
  Reinvested                20,089        198,480       45,479       449,899        18,558        183,686        36,017
  Redeemed                (407,297)    (4,038,423)    (427,818)   (4,267,818)     (234,296)    (2,331,581)     (594,353)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           526,794   $  5,210,837    2,090,739   $20,898,268       590,082   $  5,899,730     1,265,490
                       ===========   ============   ==========   ===========   ===========   ============   ===========
LARGE-CAP GROWTH:
  Sold                     283,213   $  3,109,515      898,838   $ 9,815,889       265,927   $  2,904,473       823,445
  Redeemed                 (25,645)      (269,220)    (182,926)   (2,004,334)      (12,530)      (132,150)     (162,643)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           257,568   $  2,840,295      715,912   $ 7,811,555       253,397   $  2,772,323       660,802
                       ===========   ============   ==========   ===========   ===========   ============   ===========
GROWTH AND INCOME:
  Sold                     619,339   $  6,426,893    1,157,925   $12,217,205       509,140   $  5,365,379     1,184,756
  Reinvested                   620          6,849          105         1,167            44            487           127
  Redeemed                 (90,220)      (909,199)    (140,792)   (1,455,882)      (31,713)      (320,384)     (105,837)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           529,739   $  5,524,543    1,017,238   $10,762,490       477,471   $  5,045,482     1,079,046
                       ===========   ============   ==========   ===========   ===========   ============   ===========
OVERSEAS GROWTH:
  Sold                   1,057,414   $ 11,269,484    1,534,948   $16,642,383       994,577   $ 10,851,929     1,166,231
  Redeemed                (222,317)    (2,310,095)     (75,158)     (782,812)      (83,923)      (905,162)      (97,225)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           835,097   $  8,959,389    1,459,790   $15,859,571       910,654   $  9,946,767     1,069,006
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MARSICO CAPITAL
  GROWTH:
  Sold                     726,246   $  7,070,185    1,803,833   $17,639,782     1,148,327   $ 11,278,785       698,173
  Redeemed                 (31,271)      (288,616)     (25,199)     (243,593)      (59,297)      (582,417)     (129,808)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           694,975   $  6,781,569    1,778,634   $17,396,189     1,089,030   $ 10,696,368       568,365
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
INTERNATIONAL SMALL
  CAP:
  Sold                 $  2,658,777
  Reinvested                    209
  Redeemed                 (307,049)
                       ------------
    Net Increase       $  2,351,937
                       ============
SMALL-CAP GROWTH:
  Sold                 $  4,680,015
  Redeemed                 (495,331)
                       ------------
    Net Increase       $  4,184,684
                       ============
SMALL COMPANY VALUE:
  Sold                 $ 16,569,662
  Reinvested                  2,228
  Redeemed               (2,755,864)
                       ------------
    Net Increase       $ 13,816,026
                       ============
STRATEGIC BALANCED:
  Sold                 $  7,377,704
  Reinvested                  9,648
  Redeemed                 (678,893)
                       ------------
    Net Increase       $  6,708,459
                       ============
HIGH YIELD BOND:
  Sold                 $ 18,256,129
  Reinvested                356,164
  Redeemed               (5,875,943)
                       ------------
    Net Increase       $ 12,736,350
                       ============
LARGE-CAP GROWTH:
  Sold                 $  9,020,684
  Redeemed               (1,754,404)
                       ------------
    Net Increase       $  7,266,280
                       ============
GROWTH AND INCOME:
  Sold                 $ 12,627,277
  Reinvested                  1,410
  Redeemed               (1,075,167)
                       ------------
    Net Increase       $ 11,553,520
                       ============
OVERSEAS GROWTH:
  Sold                 $ 12,776,135
  Redeemed               (1,042,766)
                       ------------
    Net Increase       $ 11,733,369
                       ============
MARSICO CAPITAL
  GROWTH:
  Sold                 $  6,818,287
  Redeemed               (1,153,944)
                       ------------
    Net Increase       $  5,664,343
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
MID-CAP GROWTH:
  Sold                      49,762   $    538,535       84,911   $   893,803        76,609   $    797,506        43,682
  Redeemed                      --             (4)        (805)       (8,603)           --             --          (549)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            49,762   $    538,531       84,106   $   885,200        76,609   $    797,506        43,133
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MID-CAP VALUE:
  Sold                      70,308   $    703,884      184,421   $ 1,845,182       101,900   $  1,019,193        28,876
  Redeemed                    (285)        (2,856)          --            --        (4,309)       (43,051)           --
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            70,023   $    701,028      184,421   $ 1,845,182        97,591   $    976,142        28,876
                       ===========   ============   ==========   ===========   ===========   ============   ===========
INTERNATIONAL EQUITY:
  Sold                     221,414   $  2,090,387      408,621   $ 3,972,257       250,513   $  2,401,533       555,056
  Redeemed                 (66,338)      (626,464)    (105,111)   (1,010,455)      (33,718)      (319,274)     (101,971)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           155,076   $  1,463,923      303,510   $ 2,961,802       216,795   $  2,082,259       453,085
                       ===========   ============   ==========   ===========   ===========   ============   ===========
JANUS CAPITAL GROWTH:
  Sold                   1,818,238   $ 24,548,459    4,750,569   $58,188,656     1,826,515   $ 22,153,339     3,110,722
  Reinvested                   533          5,971          312         3,136            97            973           310
  Redeemed                (176,653)    (2,408,469)    (523,973)   (6,534,310)     (181,890)    (2,229,981)     (416,083)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase         1,642,118   $ 22,145,961    4,226,908   $51,657,482     1,644,722   $ 19,924,331     2,694,949
                       ===========   ============   ==========   ===========   ===========   ============   ===========
EQUITY INCOME:
  Sold                     800,093   $  9,119,192    1,649,485   $18,887,565       755,077   $  8,644,258     1,605,054
  Reinvested                 3,175         37,119        3,849        45,208         1,661         19,588         4,516
  Redeemed                 (90,254)    (1,022,287)    (254,863)   (2,923,405)      (70,668)      (805,945)     (166,501)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           713,014   $  8,134,024    1,398,471   $16,009,368       686,070   $  7,857,901     1,443,069
                       ===========   ============   ==========   ===========   ===========   ============   ===========
TOTAL RETURN BOND:
  Sold                     677,765   $  7,232,109    1,914,506   $20,252,322     1,053,270   $ 11,077,340     1,202,518
  Reinvested                 4,808         51,616       13,158       139,382        10,237        108,524        12,977
  Redeemed                (129,332)    (1,388,733)    (312,304)   (3,287,557)     (260,589)    (2,760,543)     (161,117)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           553,241   $  5,894,992    1,615,360   $17,104,147       802,918   $  8,425,321     1,054,378
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MONEY MARKET:
  Sold                  20,520,931   $ 20,520,931   25,761,335   $25,761,335    17,068,008   $ 17,068,008    30,862,241
  Reinvested                95,268         95,268      126,073       126,073        76,596         76,596       187,254
  Redeemed             (13,551,379)   (13,551,379)  (9,687,147)   (9,687,147)  (10,580,610)   (10,580,610)  (19,082,355)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase         7,064,820   $  7,064,820   16,200,261   $16,200,261     6,563,994   $  6,563,994    11,967,140
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
MID-CAP GROWTH:
  Sold                 $    454,990
  Redeemed                   (5,509)
                       ------------
    Net Increase       $    449,481
                       ============
MID-CAP VALUE:
  Sold                 $    288,688
  Redeemed                       --
                       ------------
    Net Increase       $    288,688
                       ============
INTERNATIONAL EQUITY:
  Sold                 $  5,419,289
  Redeemed                 (973,754)
                       ------------
    Net Increase       $  4,445,535
                       ============
JANUS CAPITAL GROWTH:
  Sold                 $ 37,412,759
  Reinvested                  3,128
  Redeemed               (5,073,683)
                       ------------
    Net Increase       $ 32,342,204
                       ============
EQUITY INCOME:
  Sold                 $ 18,427,772
  Reinvested                 53,161
  Redeemed               (1,882,627)
                       ------------
    Net Increase       $ 16,598,306
                       ============
TOTAL RETURN BOND:
  Sold                 $ 12,653,752
  Reinvested                137,290
  Redeemed               (1,706,939)
                       ------------
    Net Increase       $ 11,084,103
                       ============
MONEY MARKET:
  Sold                 $ 30,862,241
  Reinvested                187,254
  Redeemed              (19,082,355)
                       ------------
    Net Increase       $ 11,967,140
                       ============

5. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

     Income and capital gains of the Funds are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

CAPITAL LOSS CARRYFORWARDS -- At October 31, 1998, the following Funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                       EXPIRING IN
                                                  ----------------------
                                                   2005          2006
                                                  -------     ----------
International Small Cap                           $    --     $  185,715
Small-Cap Growth                                       --        860,425
Small Company Value                                    37        334,901
Strategic Balanced                                  1,010      1,067,686
High Yield Bond                                     4,183         17,619
Large-Cap Growth                                       --      2,108,704
Growth and Income                                      --      1,122,945
Overseas Growth                                        --      2,242,636
Marsico Capital Growth                                 --        682,762
International Equity                                   --         73,332
Janus Capital Growth                               38,807      4,789,881
Equity Income                                      12,699        517,156
Money Market                                           --            666

6. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NON-FEEDER FUNDS -- Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the six months ended April 30, 1999, were as follows:

                                              PURCHASES         SALES
                                             ------------    -----------
International Small Cap                      $  3,149,110    $   959,166
Small-Cap Growth                               34,776,915     13,217,447
Small Company Value                            18,848,082      7,407,460
Strategic Balanced                             56,303,528     22,866,145
High Yield Bond                                51,758,805      7,511,279
Large-Cap Growth                               65,532,824     52,637,531
Growth and Income                              47,027,118     13,616,143
Overseas Growth                                84,947,916     22,205,266
Marsico Capital Growth                        258,643,718     72,649,671
Mid-Cap Growth                                 25,511,781      6,157,648
Mid-Cap Value                                  17,094,562      5,657,301

     Purchases and sales of U.S. government securities, during the six months ended April 30, 1999, were as follows:

                                              PURCHASES         SALES
                                             ------------    -----------
Strategic Balanced                           $ 14,959,502    $ 6,921,657

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

     At April 30, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Non-Feeder Funds, for federal income tax purposes, were as follows:

                                                                            NET
                                          GROSS           GROSS          UNREALIZED
                        AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                           COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                       ------------    ------------    ------------    --------------
International Small
  Cap                  $  7,238,987    $ 1,535,443      $  284,432      $ 1,251,011
Small-Cap Growth         38,799,663      8,573,855       1,677,251        6,896,604
Small Company Value      59,163,401      2,484,996       6,826,458       (4,341,462)
Strategic Balanced       66,904,122      4,407,569         958,378        3,449,191
High Yield Bond          94,693,120      2,933,504       1,846,171        1,087,333
Large-Cap Growth         35,956,303      3,323,181       1,465,290        1,857,891
Growth and Income        67,177,723     11,329,122         840,663       10,488,459
Overseas Growth         111,234,457     13,197,799       2,306,388       10,891,411
Marsico Capital
  Growth                255,429,482     36,044,364       2,186,586       33,857,778
Mid-Cap Growth           22,637,957      3,378,892         736,275        2,642,617
Mid-Cap Value            16,010,917      2,043,706         496,940        1,546,766

7. WRITTEN OPTIONS TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Written options transactions, during the six months ended April 30, 1999, were as follows:

                                              MARSICO CAPITAL GROWTH
                                             ------------------------
                                             NUMBER OF
                                             CONTRACTS       PREMIUM
                                             ---------      ---------
Balance at beginning of period                   --         $      --
Written                                          84           245,230
Expired                                          --                --
Exercised                                        --                --
Closed                                          (84)         (245,230)
                                                ---         ---------
Balance at end of period                         --         $      --
                                                ===         =========

                         AMERICAN SKANDIA MASTER TRUST
                            SCHEDULES OF INVESTMENTS
                                 APRIL 30, 1999
                                  (UNAUDITED)

               ASMT T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                      ASMT JANUS CAPITAL GROWTH PORTFOLIO
                      ASMT INVESCO EQUITY INCOME PORTFOLIO
                     ASMT PIMCO TOTAL RETURN BOND PORTFOLIO
                        ASMT JPM MONEY MARKET PORTFOLIO

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
FOREIGN STOCK -- 94.0%
  ARGENTINA -- 0.8%
    Banco de Galicia y
      Buenos Aires SA de CV
      [ADR]                      473    $    10,909
    Banco Frances SA [ADR]       360          9,270
    Telefonica de Argentina
      SA Cl-B [ADR]            1,260         47,092
    YPF SA [ADR]               2,850        119,700
                                        -----------
                                            186,971
                                        -----------
  AUSTRALIA -- 2.7%
    Australian Gas Light Co.
      Ltd.                     5,092         36,110
    Brambles Industries Ltd.   1,000         29,430
    Broken Hill Proprietary
      Co. Ltd.                 4,000         45,290
    Colonial Ltd.             16,237         61,231
    Commonwealth Bank of
      Australia                4,111         74,967
    Goodman Fielder Ltd.      15,000         14,514
    Lend Lease Corp. Ltd.      2,000         27,005
    News Corp. Ltd.            6,005         50,401
    News Corp. Ltd. Pfd.       4,013         31,416
    Publishing &
      Broadcasting Ltd.        8,000         53,853
    Star City Holdings Ltd.   13,000         14,647
    TABCORP Holdings Ltd.      4,000         32,581
    Telstra Corp. Ltd.        13,000         70,650
    Westpac Banking Corp.
      Ltd.                     9,173         70,133
                                        -----------
                                            612,228
                                        -----------
  BELGIUM -- 1.6%
    Dexia Belgium (Credit
      Communal)                  130         20,025
    Fortis Cl-B                3,300        110,847
    KBC Bancassurance
      Holdings NV              3,010        186,927
    Societe Europeene des
      Satellites [FDR]*          100         15,327
    UCB SA                       510         23,740
                                        -----------
                                            356,866
                                        -----------
  BRAZIL -- 1.5%
    Companhia Brasileira de
      Distribuicoa Grupo Pao
      de Acucar [GDR]          1,272         22,180
    Companhia Energetica de
      Minas Geras [ADR]        1,223         29,341
    Telecomunicacoes
      Brasileiras SA [ADR]     2,749            215
    Telecomunicacoes
      Brasileiras SA Pfd.
      [ADR]                    2,956        269,550
    Uniao de Bancos
      Brasileiros SA [GDR]     1,000         24,812
                                        -----------
                                            346,098
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  CANADA -- 0.2%
    Alcan Aluminium Ltd.         760    $    24,006
    Royal Bank of Canada         250         12,205
                                        -----------
                                             36,211
                                        -----------
  CHILE -- 0.0%
    Chilectra SA [ADR] 144A      464         10,261
                                        -----------
  CHINA -- 0.1%
    Huaneng Power
      International, Inc.
      [ADR]*                   2,000         26,875
                                        -----------
  DENMARK -- 0.3%
    Den Danske Bank              240         27,698
    Tele Danmark AS              270         27,890
    Unidanmark AS Cl-A           260         17,892
                                        -----------
                                             73,480
                                        -----------
  FINLAND -- 1.0%
    Nokia Oyj                  2,760        213,011
                                        -----------
  FRANCE -- 10.0%
    Alcatel                      780         95,889
    AXA SA                     1,290        166,774
    Carrefour Supermarche SA     190        150,759
    Compagnie de
      Saint-Gobain               510         87,678
    Credit Commercial de
      France                     720         76,173
    Dexia France SA              120         16,821
    Equant NV*                   400         36,351
    Groupe Danone                240         64,239
    L'Oreal                       70         44,878
    Lafarge SA                   250         24,333
    Lapeyre SA                   330         25,137
    Legrand SA                   240         57,383
    Pinault-Printemps
      Redoute SA               1,090        181,048
    Sanofi SA                    910        142,774
    Schneider SA               2,150        140,457
    Societe Generale             480         86,024
    Societe Nationale Elf
      Aquitaine SA               590         91,756
    Societe Television
      Francaise                  380         74,374
    Sodexho Alliance SA          838        137,684
    STMicroelectronics NV*       560         58,416
    Total SA Cl-B              1,620        222,120
    Vivendi                    1,210        283,036
                                        -----------
                                          2,264,104
                                        -----------
  GERMANY -- 6.0%
    Allianz AG                   370        118,098
    Bayer AG                   1,750         74,057
    Bayerische Hypo-Und
      Vereinsbank AG           2,440        161,338
    Deutsche Bank AG           1,520         87,882
    Deutsche Bank AG Rights*     168          9,456
    Deutsche Telekom AG        2,160         86,037
    Dresdner Bank AG           2,150         92,804
    Fielmann AG Pfd.             250         10,183
    Fresenius AG Pfd.            110         19,551

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
    Gehe AG                    2,850    $   133,874
    Hoechst AG                   620         28,402
    Mannesmann AG              1,560        204,486
    Rhoen-Klinikum AG            290         29,147
    SAP AG                       290         93,116
    SAP AG Pfd.                  140         51,840
    Siemens AG                   630         46,456
    Veba AG                    1,480         81,107
    Volkswagen AG                380         26,895
                                        -----------
                                          1,354,729
                                        -----------
  HONG KONG -- 2.0%
    Cheung Kong Holdings
      Ltd.                     3,000         27,290
    China Light & Power Co.
      Ltd.                    11,000         59,044
    China Telecom Ltd.*       24,000         54,811
    Henderson Land
      Development Co. Ltd.    10,000         60,515
    Hong Kong
      Telecommunications
      Ltd.                    11,600         31,207
    HSBC Holdings PLC          1,200         44,592
    Hutchison Whampoa Ltd.    16,000        143,480
    Sun Hung Kai Properties
      Ltd.                     4,000         35,096
                                        -----------
                                            456,035
                                        -----------
  IRELAND -- 0.1%
    CBT Group PLC-Sponsored
      [ADR]*                   1,341         20,785
                                        -----------
  ITALY -- 5.4%
    Assicurazioni Generali     2,160         84,209
    Banca Commerciale Italia
      NA                       4,000         32,966
    Banca di Roma             22,000         36,309
    Banca Popolare di
      Brescia                  1,000         34,436
    Ente Nazionale
      Idrocarburi SPA         22,000        145,003
    Istituto Nazionale delle
      Assicurazioni           36,000         95,216
    Italgas SPA                5,000         22,270
    Mediolanum SPA             6,000         39,673
    San Paolo-IMI SPA          6,225         93,518
    Telecom Italia Mobile
      SPA                     24,000        143,205
    Telecom Italia SPA        35,000        372,876
    Unicredito Italiano SPA   22,000        111,720
                                        -----------
                                          1,211,401
                                        -----------
  JAPAN -- 16.5%
    Alps Electric Co. Ltd.     2,000         33,931
    Canon, Inc.                7,000        171,245
    Citizen Watch Co. Ltd.     2,000         16,588
    Daiichi Pharmaceutical
      Co. Ltd.                 4,000         65,013
    Daiwa House Industry Co.
      Ltd.                     4,000         47,754
    DDI Corp.                     10         49,681
    Denso Corp.                7,000        142,215
    East Japan Railway Co.
      Ltd.                        11         64,971
    Fanuc Co.                  1,100         47,922

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
    Fujitsu Ltd.               3,000    $    51,399
    Hitachi Ltd.               9,000         65,750
    Honda Motor Co. Ltd.       1,000         44,068
    Ito-Yokado Co. Ltd.        1,000         61,410
    Kao Corp.                  4,000        101,540
    Kokuyo Co. Ltd.            2,000         30,077
    Komori Corp.               2,000         37,030
    Kuraray Co. Ltd.           5,000         56,970
    Kyocera Corp.              2,000        118,799
    Makita Corp.               3,000         32,221
    Matsushita Electric
      Industrial Co.           8,000        152,143
    Mauri Co. Ltd.             6,000         99,580
    Mitsubishi Corp.           7,000         46,330
    Mitsubishi Heavy
      Industries Ltd.         28,000        122,686
    Mitsui Fudosan Co. Ltd.   12,000        110,589
    Murata Manufacturing Co.
      Ltd.                     3,000        173,674
    NEC Corp.                 13,000        155,310
    Nippon Telegraph &
      Telephone Corp.             17        185,152
    Nomura Securities Co.
      Ltd.                    10,000        107,908
    NTT Mobile Communication
      Network, Inc.                2        117,291
    Pioneer Electronic Corp.   1,000         19,018
    Sankyo Co. Ltd.            6,000        125,920
    Sekisui Chemical Co.
      Ltd.                     7,000         46,799
    Sekisui House Ltd.         4,000         44,805
    Seven-Eleven Japan Co.
      Ltd.                     1,000         85,371
    Shin-Etsu Chemical Co.
      Ltd.                     3,000         95,508
    Shiseido Co. Ltd.          3,000         47,251
    Sony Corp.                 2,100        196,169
    Sumitomo Corp.             9,000         66,504
    Sumitomo Electric
      Industries              11,000        133,167
    TDK Corp.                  2,000        151,305
    Tokio Marine & Fire
      Insurance Co. Ltd.       2,000         23,307
    Tokyo Electron Ltd.        1,000         56,970
    Toppan Printing Co. Ltd.   5,000         60,153
    UNY Co. Ltd.               3,000         47,754
                                        -----------
                                          3,709,248
                                        -----------
  KOREA -- 0.1%
    Korea Fund, Inc.**         1,714         21,425
                                        -----------
  MEXICO -- 1.6%
    Cemex SA de CV*               90            419
    Cemex SA de CV [ADR]       4,000         37,230
    Cemex SA de CV Cl-B        3,000         13,961
    Fomento Economico
      Mexicano SA de CV UBD
      Units                   10,000         36,798
    Gruma SA [ADR]*              525          4,069
    Gruma SA Cl-B*             4,067          7,800
    Grupo Industrial Maseca
      SA de CV Cl-B           17,000         11,775

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
    Grupo Modelo SA de CV
      Cl-C                    12,000    $    31,754
    Grupo Televisa SA [GDR]*   1,000         41,000
    Kimberly-Clark de Mexico
      SA Cl-A                  7,000         26,819
    Telefonos de Mexico SA
      Cl-L [ADR]               2,000        151,500
    TV Azteca SA de CV
      [ADR]*                   1,000          7,000
                                        -----------
                                            370,125
                                        -----------
  NETHERLANDS -- 9.5%
    ABN AMRO Holding NV        4,160         99,245
    AKZO Nobel NV                490         22,162
    ASM Lithography Holding
      NV*                      2,480        104,687
    CSM NV                     1,550         82,975
    Elsevier NV               11,440        171,257
    Fortis (NL) NV             4,050        144,395
    Gucci Group NV NY Reg.       534         40,284
    ING Groep NV               5,710        352,186
    Koninklijke Ahold NV       4,340        161,392
    Koninklijke Numico NV      1,200         45,196
    Koninklijke (Royal)
      Philips Electronics NV   1,750        150,891
    KPN NV                       640         26,745
    Royal Dutch Petroleum
      Co.                      2,780        162,055
    TNT Post Group NV            580         15,647
    Unilever NV                1,480        101,462
    VNU NV                     1,050         42,546
    Wolters Kluwer NV          9,360        407,981
                                        -----------
                                          2,131,106
                                        -----------
  NEW ZEALAND -- 0.2%
    Telecom Corp. of New
      Zealand Ltd.             9,000         46,836
                                        -----------
  NORWAY -- 1.1%
    Norsk Hydro AS             2,750        123,438
    Orkla ASA Cl-A             7,370        123,996
    Saga Petroleum ASA           520          5,777
                                        -----------
                                            253,211
                                        -----------
  PORTUGAL -- 0.4%
    Jeronimo Martins
      SGPS SA                  1,980         65,251
    Jeronimo Martins SGPS SA
      (New)*                     573         18,883
                                        -----------
                                             84,134
                                        -----------
  RUSSIA -- 0.0%
    Gazprom [ADR]              1,009         10,746
                                        -----------
  SINGAPORE -- 0.4%
    Singapore Press Holdings
      Ltd.                     2,149         31,724
    United Overseas Bank
      Ltd.                     6,000         46,413
                                        -----------
                                             78,137
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  SPAIN -- 3.0%
    Argentaria Caja Postal Y
      Banco Hipotecario de
      Espana SA                2,200    $    51,810
    Banco Bilbao Vizcaya SA    2,310         34,605
    Banco Popular Espanol SA     370         26,227
    Banco Santander Central
      Hispano SA               4,701        102,254
    Endesa SA                  3,590         79,911
    Gas Natural SDG SA           560         45,234
    Iberdrola SA               4,750         66,585
    Repsol SA                  2,220         36,169
    Telefonica SA              4,698        220,432
    Telefonica SA Bonus
      Rights*                  4,388          4,085
                                        -----------
                                            667,312
                                        -----------
  SWEDEN -- 3.5%
    ABB AB Cl-A                3,560         49,734
    AstraZeneca Group PLC      5,060        197,929
    Atlas Copco AB Cl-B        2,090         55,165
    Electrolux AB Cl-B         5,830        118,530
    Esselte AB                   650         10,163
    Granges AB                   770         13,092
    Hennes & Mauritz AB Cl-B   2,080        179,788
    Nordbanken Holding Co.
      AB                      17,500        110,275
    Sandvik AB Cl-B            1,860         42,128
    Securitas AB Cl-B          1,535         22,813
                                        -----------
                                            799,617
                                        -----------
  SWITZERLAND -- 6.7%
    ABB AG                        60         87,688
    Adecco SA                    270        136,379
    Credit Suisse Group          620        123,190
    Nestle SA                    190        352,307
    Novartis AG                  190        278,676
    Roche Holding AG              20        235,673
    Swisscom AG*                  83         30,530
    UBS AG                       792        269,471
                                        -----------
                                          1,513,914
                                        -----------
  UNITED KINGDOM -- 19.3%
    Abbey National PLC         6,000        135,635
    ASDA Group PLC            20,000         66,900
    BG PLC                     7,000         39,307
    British Petroleum Co.
      PLC                      6,000        113,898
    Cable & Wireless PLC      15,000        215,431
    Cadbury Schweppes PLC     11,000        146,913
    Caradon PLC               16,000         40,961
    Centrica PLC*              6,000         12,196
    Compass Group PLC         10,000        102,563
    Diageo PLC                27,776        320,881
    Electrocomponents PLC      5,000         42,668
    GKN PLC                    2,000         34,182
    Glaxo Wellcome PLC        11,000        325,530
    Kingfisher PLC            25,000        374,348
    Ladbroke Group PLC        10,000         48,746
    National Westminster
      Bank PLC                26,000        626,683

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
    Rank Group PLC             4,000    $    16,552
    Reed International PLC    24,000        218,523
    Rio Tinto PLC              8,000        139,821
    Rolls-Royce PLC            4,000         18,548
    Safeway PLC               11,000         45,827
    Shell Transport &
      Trading Co. PLC         50,000        374,750
    Smith, (David S.)
      Holdings PLC             5,000         10,707
    SmithKline Beecham PLC    32,000        423,520
    Tesco PLC                 39,000        116,012
    Tomkins PLC               27,248        115,932
    Unilever PLC              12,000        106,460
    United News & Media PLC   10,000        122,287
                                        -----------
                                          4,355,781
                                        -----------
TOTAL INVESTMENTS -- 94.0%
  (Cost $18,920,258)                     21,210,647
OTHER ASSETS LESS
  LIABILITIES -- 6.0%                     1,355,562
                                        -----------
NET ASSETS -- 100.0%                    $22,566,209
                                        ===========

Foreign currency exchange contracts outstanding at April 30, 1999:

SETTLEMENT          CONTRACTS TO    IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH        TYPE      DELIVER          FOR       AT VALUE     APPRECIATION
----------------------------------------------------------------------------
05/99        Sell   JPY 2,467,024     $20,728      $20,685         $43
                                      =======      =======         ===

-------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of April 30, 1999. Percentages are based on net assets.

                 INDUSTRY
-------------------------------------------
Aerospace                                     0.1%
Automobile Manufacturers                      0.3%
Automotive Parts                              0.8%
Beverages                                     1.5%
Broadcasting                                  0.8%
Building Materials                            1.5%
Business Services                             0.6%
Chemicals                                     0.8%
Clothing & Apparel                            0.2%
Computer Services & Software                  1.8%
Construction                                  0.2%
Consumer Products & Services                  3.6%
Electronic Components & Equipment             7.7%
Entertainment & Leisure                       0.8%
Financial -- Bank & Trust                    15.0%
Financial Services                            1.7%
Food                                          6.9%
Healthcare Services                           0.1%
Industrial Products                           3.3%
Insurance                                     3.5%
Machinery & Equipment                         2.3%
Medical Supplies & Equipment                  1.1%
Metals & Mining                               1.0%
Miscellaneous                                 0.3%
Office Equipment                              1.7%
Oil & Gas                                     6.3%
Pharmaceuticals                               7.9%
Printing & Publishing                         5.0%
Railroads                                     0.6%
Real Estate                                   0.9%
Retail & Merchandising                        3.6%
Telecommunications                           11.0%
Transportation                                0.5%
Utilities                                     0.6%
                                             -----
TOTAL                                        94.0%
                                             =====

-------------------------------------------------------
Unless otherwise noted, all stocks are common stocks.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
** Closed-end fund.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to less than 0.1% of net assets.

See Notes to Financial Statements.

ASMT JANUS
CAPITAL GROWTH PORTFOLIO

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
COMMON STOCK -- 93.9%
  BEVERAGES -- 1.2%
    Coca-Cola Co.           120,620    $  8,202,160
                                       ------------
  COMPUTER HARDWARE -- 3.7%
    Dell Computer Corp.*    446,840      18,404,222
    EMC Corp.*               74,005       8,061,920
                                       ------------
                                         26,466,142
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 24.2%
    America Online, Inc.*   365,820      52,220,805
    Cisco Systems, Inc.*    315,812      36,022,306
    EarthLink Network,
      Inc.*                 188,595      13,001,268
    Intuit, Inc.*           155,220      13,368,322
    Microsoft Corp.*        399,360      32,472,960
    VERITAS Software
      Corp.*                211,085      14,987,035
    Yahoo!, Inc.*            68,710      12,002,778
                                       ------------
                                        174,075,474
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 0.0%
    Packaged Ice, Inc.*      49,655         297,930
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 8.4%
    General Electric Co.    265,290      27,988,095
    Texas Instruments,
      Inc.                  317,540      32,428,772
                                       ------------
                                         60,416,867
                                       ------------
  ENTERTAINMENT & LEISURE -- 4.6%
    Time Warner, Inc.       477,745      33,442,150
                                       ------------
  FINANCIAL SERVICES -- 6.4%
    Fannie Mae              149,335      10,593,452
    Schwab, (Charles)
      Corp.                 230,480      25,295,180
    TeleBanc Financial
      Corp.*                100,000      10,362,500
                                       ------------
                                         46,251,132
                                       ------------
  FOOD -- 1.9%
    Safeway, Inc.*          247,810      13,366,252
                                       ------------
  INSURANCE -- 4.7%
    American International
      Group, Inc.           289,980      34,054,526
                                       ------------
  OFFICE EQUIPMENT -- 1.4%
    Staples, Inc.*          345,707      10,371,210
                                       ------------
  PHARMACEUTICALS -- 8.8%
    Lilly, (Eli) & Co.      195,065      14,361,661
    MedImmune, Inc.*        345,815      19,063,052
    Pfizer, Inc.            176,828      20,346,272
    Warner-Lambert Co.      138,373       9,400,716
                                       ------------
                                         63,171,701
                                       ------------
  RETAIL & MERCHANDISING -- 12.6%
    Amazon.com, Inc.*        71,270      12,262,894
    Costco Companies,
      Inc.*                 414,110      33,517,028
    Home Depot, Inc.        197,155      11,816,978
    Wal-Mart Stores, Inc.   722,255      33,223,730
                                       ------------
                                         90,820,630
                                       ------------

                             SHARES           VALUE
---------------------------------------------------
---------------------------------------------------
  TELECOMMUNICATIONS -- 16.0%
    Global TeleSystems
      Group, Inc.*           38,710    $  2,559,699
    Level 3
      Communications,
      Inc.*                 164,730      14,835,996
    Lucent Technologies,
      Inc.                  114,860       6,905,957
    MCI WorldCom, Inc.*     414,705      34,083,567
    Metromedia Fiber
      Network, Inc. Cl-A*    80,770       6,804,872
    Nokia Corp. Cl-A [ADR]  462,910      34,342,136
    Qwest Communications
      International, Inc.*  184,255      15,742,287
                                       ------------
                                        115,274,514
                                       ------------
TOTAL COMMON STOCK
  (Cost $557,912,408)                   676,210,688
                                       ------------


                                PAR
                              (000)
                            -------
CORPORATE OBLIGATIONS -- 0.0%
  ENTERTAINMENT & LEISURE -- 0.0%
    Venetian Casino Resort
      LLC
      12.25%, 11/15/04      $   275         291,500
                                       ------------
TELECOMMUNICATIONS -- 0.0%
    Lenfest
      Communications, Inc.
      7.625%, 02/15/08          140         148,400
      8.25%, 02/15/08           175         187,906
                                       ------------
                                            336,306
                                       ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $589,621)                           627,806
                                       ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.1%
    Federal Home Loan Bank
      4.73%, 05/13/99        10,000       9,983,975
                                       ------------
    Federal Home Loan
      Mortgage Corp.
      4.65%, 05/28/99        10,000       9,965,125
                                       ------------
    Federal National
      Mortgage Assoc.
      4.64%, 09/17/99        20,000      19,639,111
      4.65%, 08/05/99        20,000      19,749,417
      4.69%, 07/19/99        15,000      14,843,666
      4.70%, 06/18/99        20,000      19,872,645
                                       ------------
                                         74,104,839
                                       ------------
  (Cost $94,063,335)                     94,053,939
                                       ------------

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT JANUS
CAPITAL GROWTH PORTFOLIO

---------------------------------------------------
                                PAR
                              (000)           VALUE
---------------------------------------------------
COMMERCIAL PAPER -- 5.2%
    CIT Group Holdings,
      Inc. 4.90%, 05/03/99  $22,200    $ 22,193,957
    Prudential Funding
      Corp. 4.87%,
      05/03/99               15,000      14,995,942
                                       ------------
  (Cost $37,189,899)                     37,189,899
                                       ------------
---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund              39,550    $     39,550
    Temporary Investment
      Fund                   39,549          39,549
                                       ------------
  (Cost $79,099)                             79,099
                                       ------------
TOTAL INVESTMENTS -- 112.2%
  (Cost $689,834,362)                   808,161,431
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (12.2%)               (88,115,487)
                                       ------------
NET ASSETS -- 100.0%                   $720,045,944
                                       ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.

See Notes to Financial Statements.

ASMT INVESCO
EQUITY INCOME PORTFOLIO

----------------------------------------------------
                              SHARES           VALUE
----------------------------------------------------
COMMON STOCK -- 71.5%
  AEROSPACE -- 4.3%
    AlliedSignal, Inc.        30,000    $  1,762,500
    General Dynamics
      Corp.                    9,700         681,425
    General Motors Corp.
      Cl-H*                   20,000       1,107,500
    Northrop Grumman
      Corp.                   10,900         696,919
    Raytheon Co. Cl-B         19,000       1,334,750
                                        ------------
                                           5,583,094
                                        ------------
  AUTOMOBILE MANUFACTURERS -- 0.9%
    Ford Motor Co.            18,000       1,150,875
                                        ------------
  BEVERAGES -- 1.3%
    Anheuser-Busch
      Companies, Inc.         23,000       1,681,875
                                        ------------
  BROADCASTING -- 0.9%
    AT&T Corp. Liberty
      Media Group Cl-A        18,000       1,149,750
                                        ------------
  COMPUTER HARDWARE -- 1.5%
    EMC Corp.*                 6,400         697,200
    International
      Business Machines
      Corp.                    6,000       1,255,125
                                        ------------
                                           1,952,325
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 0.7%
    Microsoft Corp.*          11,000         894,437
                                        ------------
  CONGLOMERATES -- 1.9%
    Philip Morris
      Companies, Inc.         20,000         701,250
    Textron, Inc.             12,900       1,188,412
    Tyco International
      Ltd.                     6,200         503,750
                                        ------------
                                           2,393,412
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 2.7%
    Colgate-Palmolive Co.     15,000       1,536,562
    Gillette Co.              13,500         704,531
    Maytag Corp.              19,000       1,299,125
                                        ------------
                                           3,540,218
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.6%
    Altera Corp.*             15,200       1,098,200
    Applied Materials,
      Inc.*                   18,000         965,250
    General Electric Co.      12,000       1,266,000
    Tandy Corp.               34,200       2,477,362
    Texas Instruments,
      Inc.                    13,600       1,388,900
                                        ------------
                                           7,195,712
                                        ------------
  ENTERTAINMENT & LEISURE -- 0.2%
    Park Place
      Entertainment
      Corp.*                  20,000         216,250
                                        ------------

                              SHARES           VALUE
----------------------------------------------------
----------------------------------------------------
  FINANCIAL -- BANK & TRUST -- 7.4%
    Bank of New York Co.,
      Inc.                    56,000    $  2,240,000
    Charter One
      Financial, Inc.         26,065         814,531
    Chase Manhattan Corp.     20,000       1,655,000
    Fleet Financial
      Group, Inc.             20,000         861,250
    Morgan, (J.P.) & Co.,
      Inc.                    13,000       1,751,750
    St. Paul Bancorp,
      Inc.                    37,900         919,075
    Summit Bancorp            30,000       1,271,250
                                        ------------
                                           9,512,856
                                        ------------
  FINANCIAL SERVICES -- 0.8%
    Citigroup, Inc.           13,000         978,250
                                        ------------
  FOOD -- 4.3%
    General Mills, Inc.       13,650         998,156
    Heinz, (H.J.) Co.         10,000         466,875
    Hershey Foods Corp.       16,000         842,000
    Kellogg Co.               17,800         658,600
    Quaker Oats Co.           12,800         826,400
    Safeway, Inc.*            25,200       1,359,225
    Tasty Baking Co.          34,000         399,500
                                        ------------
                                           5,550,756
                                        ------------
  HOTELS & MOTELS -- 1.2%
    Hilton Hotels Corp.       20,000         312,500
    Marriott
      International, Inc.
      Cl-A                    30,000       1,256,250
                                        ------------
                                           1,568,750
                                        ------------
  INSURANCE -- 3.1%
    Allmerica Financial
      Corp.                   40,000       2,292,500
    American
      International
      Group, Inc.              7,000         822,062
    Ohio Casualty Corp.        6,500         241,516
    Travelers Property
      Casualty Corp. Cl-A     20,000         690,000
                                        ------------
                                           4,046,078
                                        ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Becton Dickinson &
      Co.                     15,000         557,812
    Medtronic, Inc.           17,000       1,222,937
                                        ------------
                                           1,780,749
                                        ------------
  METALS & MINING -- 1.2%
    Phelps Dodge Corp.        10,300         651,475
    Reynolds Metals Co.       14,000         873,250
                                        ------------
                                           1,524,725
                                        ------------

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT INVESCO
EQUITY INCOME PORTFOLIO

----------------------------------------------------
                              SHARES           VALUE
----------------------------------------------------
OIL & GAS -- 6.3%
    Apache Corp.              24,000    $    736,500
    Atlantic Richfield
      Co.                     10,000         839,375
    Exxon Corp.               12,400       1,029,975
    Halliburton Co.           19,500         831,187
    National Fuel Gas Co.     40,000       1,750,000
    Royal Dutch
      Petroleum Co.           10,000         586,875
    Schlumberger Ltd.         18,000       1,149,750
    Unocal Corp.              30,000       1,246,875
                                        ------------
                                           8,170,537
                                        ------------
  PAPER & FOREST PRODUCTS -- 1.8%
    Temple-Inland, Inc.       10,000         690,000
    Weyerhaeuser Co.          25,000       1,678,125
                                        ------------
                                           2,368,125
                                        ------------
  PHARMACEUTICALS -- 5.5%
    American Home
      Products Corp.          16,000         976,000
    Bristol-Meyers Squibb
      Co.                     13,000         826,312
    Lilly, (Eli) & Co.        16,000       1,178,000
    Merck & Co., Inc.         20,000       1,405,000
    Pharmacia & Upjohn,
      Inc.                    18,000       1,008,000
    SmithKline Beecham
      PLC [ADR]               16,000       1,051,000
    Warner-Lambert Co.        10,700         726,931
                                        ------------
                                           7,171,243
                                        ------------
  RAILROADS -- 2.4%
    Kansas City Southern
      Industries, Inc.        45,000       2,680,312
    Norfolk Southern
      Corp.                   13,100         428,206
                                        ------------
                                           3,108,518
                                        ------------
  REAL ESTATE -- 0.1%
    HRPT Properties Trust
      [REIT]                   7,100         103,837
                                        ------------
  RETAIL & MERCHANDISING -- 3.0%
    Dayton-Hudson Corp.       19,000       1,278,938
    Penney, (J.C.) Co.,
      Inc.                    28,000       1,277,500
    Wal-Mart Stores, Inc.     29,600       1,361,600
                                        ------------
                                           3,918,038
                                        ------------
  SEMICONDUCTORS -- 2.4%
    Intel Corp.               19,000       1,162,563
    Motorola, Inc.            25,000       2,003,125
                                        ------------
                                           3,165,688
                                        ------------

                              SHARES           VALUE
----------------------------------------------------
----------------------------------------------------
  TELECOMMUNICATIONS -- 9.0%
    Ameritech Corp.           13,100    $    896,531
    AT&T Corp.                20,700       1,045,350
    Bell Atlantic Corp.       14,300         824,038
    Frontier Corp.            20,000       1,103,750
    GTE Corp.                 13,000         870,188
    Lucent Technologies,
      Inc.                    20,400       1,226,550
    MediaOne Group, Inc.*     30,000       2,446,875
    SBC Communications,
      Inc.                    15,700         879,200
    Sprint Corp. (FON
      Group)                  10,700       1,097,419
    U.S. West, Inc.           23,500       1,229,344
                                        ------------
                                          11,619,245
                                        ------------
  UTILITIES -- 1.6%
    Northern States
      Power Co.               39,200         945,700
    Unicom Corp.              29,000       1,125,563
                                        ------------
                                           2,071,263
                                        ------------
TOTAL COMMON STOCK
  (Cost $77,881,044)                      92,416,606
                                        ------------
                                 PAR
                               (000)
                           ---------
CORPORATE OBLIGATIONS -- 14.8%
  AIRLINES -- 0.5%
    Delta Air Lines
      10.375%, 12/15/22    $     500         647,500
                                        ------------
  BROADCASTING -- 0.2%
    Continental
      Cablevision, Inc.
      9.50%, 08/01/13            250         297,813
                                        ------------
  BUILDING MATERIALS -- 0.4%
    USG Corp.
      8.50%, 08/01/05            500         525,000
                                        ------------
  ENTERTAINMENT & LEISURE -- 0.1%
    Time Warner
      Entertainment Co.
      7.25%, 09/01/08            100         105,875
                                        ------------
  FINANCIAL SERVICES -- 0.4%
    Associates Corp. of
      North America Cl-E
      7.375%, 06/11/07           500         530,875
                                        ------------
  HEALTHCARE SERVICES -- 0.0%
    FHP International
      Corp.
      7.00%, 09/15/03             50          51,000
                                        ------------
  HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp.
      7.20%, 12/15/09            250         245,000
                                        ------------

----------------------------------------------------
                                 PAR
                               (000)           VALUE
----------------------------------------------------
INDUSTRIAL PRODUCTS -- 0.2%
    Worldwide Fiber, Inc.
      144A
      12.50%, 12/15/05     $     250    $    267,500
                                        ------------
  INSURANCE -- 0.8%
    Equitable Companies,
      Inc.
      9.00%, 12/15/04            500         563,750
    Progressive Corp.
      6.625%, 03/01/29           500         477,500
                                        ------------
                                           1,041,250
                                        ------------
  OIL & GAS -- 1.9%
    Atlantic Richfield
      Co.
      10.875%, 07/15/05          500         620,000
    Belco Oil & Gas Corp.
      Cl-B
      8.875%, 09/15/07           100          98,750
    Canadian Forest Oil
      Ltd.
      8.75%, 09/15/07            250         246,250
    Cliffs Drilling Co.
      Cl-B
      10.25%, 05/15/03           250         246,875
    Gulf Canada Resources
      Ltd.
      8.25%, 03/15/17            100          95,250
    Noram Energy Corp.
      [CVT]
      6.00%, 03/15/12            100          95,125
    NRG Energy, Inc.
      7.50%, 06/15/07            250         249,688
    Ocean Energy, Inc.
      Cl-B
      8.875%, 07/15/07           250         258,125
    Vastar Resources,
      Inc.
      6.50%, 04/01/09            500         491,875
                                        ------------
                                           2,401,938
                                        ------------
  PAPER & FOREST PRODUCTS -- 0.4%
    Chesapeake Corp.
      7.20%, 03/15/05            500         519,375
                                        ------------
  PRINTING & PUBLISHING -- 0.1%
    Affiliated Newspaper
      Investments, Inc.
      [STEP]
      12.01%, 07/01/06           100          96,250
                                        ------------
  TELECOMMUNICATIONS -- 5.6%
    AT&T Corp.
      6.00%, 03/15/09            400         391,000
    Cencall
      Communications
      Corp. [STEP]
      9.80%, 01/15/04            490         496,738
    Centel Capital Corp.
      9.00%, 10/15/19            250         296,563
    GTE Corp.
      7.90%, 02/01/27            731         774,860

                                 PAR
                               (000)           VALUE
----------------------------------------------------
----------------------------------------------------
    Level 3
      Communications,
      Inc.
      9.125%, 05/01/08     $     250    $    255,625
      5.538%, 12/01/08
      [STEP] 144A                500         325,625
    Lin Television Co.
      8.375%, 03/01/08           250         247,500
    McLeodUSA, Inc.
      9.50%, 11/01/08            250         272,500
    MetroNet
      Communications
      Corp.
      12.00%, 08/15/07           350         415,625
      8.80%, 06/15/08
      [STEP]                     500         391,250
    NEXTLINK
      Communications,
      Inc.
      9.625%, 10/01/07            50          50,500
      10.75%, 11/15/08
      144A                       250         269,375
    Paramount
      Communication
      8.25%, 08/01/22            700         734,125
    Qwest Communications
      International, Inc.
      144A
      7.25%, 11/01/08            250         258,438
    TCI
      Telecommunications,
      Inc.
      7.875%, 02/15/26           500         560,625
    Tele-Communications,
      Inc.
      9.80%, 02/01/12            500         646,250
    Telewest
      Communications PLC
      [STEP]
      10.375%, 10/01/07          250         222,500
    US West
      Communications
      5.65%, 11/01/04            650         639,134
                                        ------------
                                           7,248,233
                                        ------------
  UTILITIES -- 4.0%
    Boston Edison Co.
      7.80%, 03/15/23             25          25,313
    Cleveland Electric
      Illuminating Co.
      Cl-D
      7.88%, 11/01/17            250         265,000
    Coda Energy, Inc.
      Cl-B
      10.50%, 04/01/06           150         155,250
    Commonwealth Edison
      8.00%, 05/15/08            400         452,000
      8.375%, 02/15/23           428         453,145
    Consumers Energy Co.
      7.375%, 09/15/23           500         485,625

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT INVESCO
EQUITY INCOME PORTFOLIO

----------------------------------------------------
                                 PAR
                               (000)           VALUE
----------------------------------------------------
    El Paso Electric Co.
      8.90%, 02/01/06      $     250    $    282,500
    El Paso Electric Co.
      Cl-C
      8.25%, 02/01/03            200         209,750
    Gulf States Utilities
      8.70%, 04/01/24            250         259,688
    Metropolitan Edison
      Co. Cl-B
      8.15%, 01/30/23             75          78,693
    New York State
      Electric & Gas
      Corp.
      8.30%, 12/15/22            200         207,750
    Niagara Mohawk Power
      Corp. Cl-H [STEP]
      2.269%, 07/01/10         1,000         796,250
    Panhandle Eastern
      Pipeline 144A
      6.50%, 07/15/09            500         495,000
    PP&L Resources, Inc.
      7.70%, 10/01/99            500         552,500
    Public Service New
      Mexico Cl-B
      7.50%, 08/01/18            260         261,950
    Western Massachusetts
      Electric Co. Cl-V
      7.75%, 12/01/02            250         251,700
                                        ------------
                                           5,232,114
                                        ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $19,479,209)                      19,209,723
                                        ------------
U.S. TREASURY OBLIGATIONS -- 5.5%
    U.S. Treasury Notes
      6.625%, 05/15/07           250         269,235
      5.625%, 05/15/08         6,750       6,847,654
                                        ------------
  (Cost $7,291,449)                        7,116,889
                                        ------------

                                 PAR
                               (000)           VALUE
----------------------------------------------------
----------------------------------------------------
COMMERCIAL PAPER -- 3.9%
    General Electric
      Capital Corp.
      4.751%, 05/04/99     $   2,500    $  2,500,000
    Heller Financial,
      Inc.
      4.855%, 05/04/99         2,500       2,500,000
                                        ------------
  (Cost $5,000,000)                        5,000,000
                                        ------------
                            SHARES
                           ---------
SHORT-TERM INVESTMENTS -- 1.7%
    Temporary Investment
      Cash Fund            1,081,480       1,081,480
    Temporary Investment
      Fund                 1,081,479       1,081,479
                                        ------------
  (Cost $2,162,959)                        2,162,959
                                        ------------
TOTAL INVESTMENTS -- 97.4%
  (Cost $111,814,661)                    125,906,177
OTHER ASSETS LESS
  LIABILITIES -- 2.6%                      3,428,225
                                        ------------
NET ASSETS -- 100.0%                    $129,334,402
                                        ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.2% of net assets.

See Notes to Financial Statements.

ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO

-----------------------------------------------------
                                  PAR
                                (000)           VALUE
-----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.7%
    Federal Home Loan
      Mortgage Corp.
      6.00%, 05/17/29
      [TBA]                 $  7,300     $  7,081,000
      6.00%, 07/01/28            923          896,049
      6.50%, 12/15/23            212          201,920
      7.00%, 02/15/27          3,490        3,410,562
      8.50%, 08/01/24-
         12/01/25              1,065        1,120,765
                                         ------------
                                           12,710,296
                                         ------------
    Federal National Mortgage Assoc.
      5.905%, 12/01/27-
         05/01/36 [VR]          769           772,702
      6.50%, 05/18/23          2,893        2,910,240
                                         ------------
                                            3,682,942
                                         ------------
    Government National Mortgage
      Assoc.
      6.50%, 05/24/29
      [TBA]                    4,000        3,974,360
      6.68%, 01/01/09            956          969,940
      6.875%, 02/01/40         2,709        2,689,959
      6.875%, 02/04/40
      [CLC]+                   2,291        2,348,647
      7.00%, 11/15/27            416          422,509
                                         ------------
                                           10,405,415
                                         ------------
    Student Loan Marketing
      Assoc. Series 1996-4 Cl-A1
      4.826%, 07/25/04         1,436        1,429,871
                                         ------------
  (Cost $28,347,468)                       28,228,524
                                         ------------
U.S. TREASURY OBLIGATIONS -- 14.3%
    U.S. Treasury Bills
      4.33%, 06/24/99#            25           24,845
      4.48%, 06/24/99#            40           39,752
      4.49%, 06/24/99#           120          119,257
      4.495%, 06/24/99#           15           14,907
      4.50%, 06/24/99#            20           19,876
      4.51%, 06/24/99#           490          486,964
      4.42%, 09/16/99             10            9,831
                                         ------------
                                              715,432
                                         ------------
    U.S. Treasury Bonds
      12.00%, 08/15/13         8,800       12,785,492
      7.25%, 05/15/16            100          114,379
      8.875%, 08/15/17         1,100        1,459,975
                                         ------------
                                           14,359,846
                                         ------------
    U.S. Treasury
      Inflationary Bonds
      3.625%, 01/15/08           800          797,498
      3.875%, 01/15/09         1,200        1,202,107
                                         ------------
                                            1,999,605
                                         ------------
  (Cost $17,784,188)                       17,074,883
                                         ------------

                                  PAR
                                (000)           VALUE
-----------------------------------------------------
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.4%
    Chase Mortgage Finance
      Corp. 1995-A Cl-A
      6.204%, 04/25/25      $  2,515     $  2,525,594
    Countrywide Home Loans
      Series 1998-18
      Cl-2A3
      6.75%, 11/25/28          1,000          966,199
    Countrywide Home Loans
      Series 1999-7 Cl-A3
      6.25%, 06/25/14          5,000        4,933,594
    First Plus Home Loan
      Trust Series 1998-5
      Cl-A3 [VR] 6.06%,
      09/10/11                 1,000        1,004,615
    GE Capital Mortgage
      Services, Inc.
      Series 1999-5 Cl-A29
      6.50%, 05/25/29          9,858        9,509,909
    GE Capital Mortgage
      Services, Inc.
      Series 1999-11 Cl-Y2
      PAC 6.00%, 05/25/29      3,000        2,989,219
    Norwest Asset
      Securities Corp.
      Series 1997-21 Cl-A2
      7.00%, 01/25/28          2,823        2,850,970
    PNC Mortgage
      Securities Corp.
      Series 1998-10 Cl-
      1A6 6.50%, 10/25/28      2,000        1,903,045
                                         ------------
  (Cost $26,991,247)                       26,683,145
                                         ------------
CORPORATE OBLIGATIONS -- 36.1%
  AIRLINES -- 2.5%
    Continental Airlines,
      Inc. 6.954%,
      02/02/11                 3,000        2,990,115
                                         ------------
  CONGLOMERATES -- 0.9%
    Philip Morris
      Companies, Inc.
      7.625%, 05/15/02         1,000        1,043,190
                                         ------------
  CONSUMER GOODS & SERVICES -- 1.7%
    Sears Roebuck
      Acceptance Corp.
      Cl-2 6.86%, 08/06/01     2,000        2,040,000
                                         ------------

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO

-----------------------------------------------------
                                  PAR
                                (000)           VALUE
-----------------------------------------------------
FINANCIAL -- BANK & TRUST -- 5.7%
    Bankers Trust Corp.
      [VR]
      5.32%, 01/30/02       $  1,000     $    973,805
    PNC Bank Corp. NA
      5.001%, 05/17/99         2,800        2,799,686
    Popular North America,
      Inc. Cl-D
      6.625%, 01/15/04         3,000        3,006,330
                                         ------------
                                            6,779,821
                                         ------------
  FINANCIAL SERVICES -- 14.9%
    Bear Stearns
      Companies, Inc. Cl-B
      [VR] 5.136%,
      02/16/01                 1,000        1,000,110
    Bear Stearns
      Companies, Inc. [VR]
      5.601%, 03/18/05           500          500,971
    Beneficial Corp. Cl-H
      [FRN]
      5.08%, 01/09/02            500          499,285
    Caterpillar Financial
      Services Corp., Inc.
      Cl-F [FRN]
      5.05%, 06/08/00            500          500,415
    DTE Capital Corp. [VR]
      144A
      7.11%, 11/15/03          3,000        2,808,750
    Ford Motor Credit Co.
      [FRN] 5.423%,
      09/03/01                 1,000        1,000,223
    GMAC [FRN]
      5.121%, 04/29/02         2,800        2,807,322
    Goldman Sachs Group
      Cl-A [FRN] 144A
      5.521%, 12/07/01         2,000        2,007,244
    Lehman Brothers
      Holdings, Inc. [FRN]
      5.588%, 12/01/00           800          795,185
      5.577%, 09/03/02         1,800        1,800,718
    Merrill Lynch & Co.,
      Inc. [FRN] 5.45%,
      01/11/02                 2,000        2,009,890
    Morgan Stanley, Dean
      Witter & Co. 5.429%,
      03/11/03                 1,000          995,100
    New England
      Educational Loan
      Marketing Assoc.
      Cl-B [FRN] 144A

      5.411%, 06/11/01         1,000          999,180
                                         ------------
                                           17,724,393
                                         ------------
  FOOD -- 4.5%
    RJR Nabisco, Inc.
      8.625%, 12/01/02         5,000        5,409,700
                                         ------------

                                  PAR
                                (000)           VALUE
-----------------------------------------------------
-----------------------------------------------------
  HEALTHCARE SERVICES -- 3.4%
    Columbia/HCA
      Healthcare Corp.
      6.63%, 07/15/45       $  4,275     $  4,087,969
                                         ------------
  TELECOMMUNICATIONS -- 2.5%
    Cable & Wireless
      Communications PLC
      6.75%, 12/01/08          2,000        2,015,000
    WorldCom, Inc. 6.125%,
      08/15/01                 1,000        1,006,659
                                         ------------
                                            3,021,659
                                         ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $42,973,070)                       43,096,847
                                         ------------
SOVEREIGN ISSUES -- 5.6%
  ARGENTINA -- 0.8%
    Republic of Argentina
      [VR]
      14.25%, 05/31/99         1,000        1,002,500
                                         ------------
  MEXICO -- 4.0%
    United Mexican States
      8.75%, 05/30/02          3,000        4,804,140
                                         ------------
  PHILIPPINES -- 0.8%
    Republic of
      Philippines Cl-B
      [BRB, VR] 6.50%,
      12/01/17                 1,000          890,822
                                         ------------
TOTAL SOVEREIGN ISSUES
  (Cost $6,303,886)                         6,697,462
                                         ------------
CERTIFICATES OF DEPOSIT -- 0.8%
    Mexico Credit Link
      [VR]
      10.508%, 02/22/02
  (Cost $1,000,000)            1,000          995,689
                                         ------------
COMMERCIAL PAPER -- 10.8%
    American Express
      Credit Corp.
      4.81%, 05/24/99          1,000          996,927
    Ameritech Corp.
      4.81%, 05/14/99          1,000          998,263
    Ford Motor Credit Co.
      4.81%, 05/10/99            400          399,519
      4.78%, 07/26/99            800          791,059
    General Electric
      Capital Corp.
      4.82%, 06/10/99          1,100        1,094,109
      4.81%, 06/11/99          1,500        1,491,783
      4.82%, 06/11/99            400          397,888
      4.79%, 06/14/99            500          497,091
      4.79%, 07/28/99          1,600        1,581,806
    General Motors
      Acceptance Corp.
      4.81%, 06/02/99            900          896,152
      4.77%, 06/08/99            400          397,986
    IBM Credit Corp.
      4.80%, 05/28/99          1,300        1,295,320

-----------------------------------------------------
                                  PAR
                                (000)           VALUE
-----------------------------------------------------
    KFW International
      Financial Co.
      4.79%, 06/23/99       $    300     $    297,884
    National Rural Utility
      Corp.
      4.82%, 05/18/99            200          199,543
      4.82%, 06/10/99          1,000          994,798
    Shell Oil Co.
      4.78%, 06/25/99            500          496,481
                                         ------------
  (Cost $12,825,489)                       12,826,609
                                         ------------
                              SHARES

                             ------
SHORT-TERM INVESTMENTS -- 1.8%
    Temporary Investment
      Cash Fund             1,052,143       1,052,143
    Temporary Investment
      Fund                  1,052,142       1,052,142
                                         ------------
  (Cost $2,104,285)                         2,104,285
                                         ------------
                            NOTIONAL
                             AMOUNT
                             (000)
                            ---------
OPTIONS -- 0.0%
  CALL OPTIONS
    5 Year U.S. Treasury
      Notes, Strike Price
      96-19, Expires
      05/17/99+             $    200           10,460
    10 Year U.S. Treasury
      Notes, Strike Price
      95-20, Expires
      05/24/99+                  500           27,080
                                         ------------
  (Cost $40,547)                               37,540
                                         ------------
TOTAL INVESTMENTS --115.5%
  (Cost $138,370,180)                     137,744,984
                                         ------------
                            NUMBER OF
                            CONTRACTS
                            ---------
WRITTEN OPTIONS -- 0.0%
  CALL OPTIONS
    30 Year U.S. Treasury
      Bond Futures, Strike
      Price 126, Expires
      05/22/99                    14             (437)
    30 Year U.S. Treasury
      Bond Futures, Strike
      Price 128, Expires
      05/22/99                    31             (484)
    30 Year U.S. Treasury
      Bond Futures, Strike
      Price 130, Expires
      05/22/99                    21             (328)
                                         ------------
                                               (1,249)
                                         ------------

-----------------------------------------------------
                            NUMBER OF
                            CONTRACTS           VALUE
-----------------------------------------------------
  PUT OPTIONS
    30 Year U.S. Treasury
      Bond Futures, Strike
      Price 116, Expires
      05/22/99                    44     $     (4,812)
    30 Year U.S. Treasury
      Bond Futures, Strike
      Price 118, Expires
      05/22/99                    21           (7,219)
                                         ------------
                                              (12,031)
                                         ------------
TOTAL WRITTEN OPTIONS
  (Cost ($57,155))                            (13,280)
                                         ------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (15.5%)                 (18,434,687)
                                         ------------
NET ASSETS -- 100.0%                     $119,297,017
                                         ============

Foreign currency exchange contracts outstanding at April 30, 1999:

SETTLEMENT          CONTRACTS TO    IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH        TYPE      RECEIVE          FOR        AT VALUE    DEPRECIATION
---------------------------------------------------------------------------
08/99        Sell   GBP 3,060,000   $4,898,172    $4,927,536     $29,364
                                    ==========    ==========     =======

# Securities with an aggregate market value of $705,601 have been segregated with the custodian to cover margin requirements for the following open futures contracts at April 30, 1999:

                            EXPIRATION   NUMBER OF    UNREALIZED
       DESCRIPTION            MONTH      CONTRACTS   DEPRECIATION
-----------------------------------------------------------------
U.S. Treasury 30 Year Bond    06/99         105        $ 7,484
U.S. Treasury 10 Year Note    06/99          16          9,063
                                                       -------
                                                       $16,547
                                                       =======

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
+ Illiquid security. At the end of the period these securities amounted to 2.0%
  of net assets.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 4.9% of net assets.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT JPM
MONEY MARKET PORTFOLIO

----------------------------------------------------
                                  PAR
                                (000)          VALUE
----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 44.0%
    Federal Home Loan Bank
      4.90%, 05/03/99         $29,245    $29,237,039
      4.66%, 05/14/99           8,000      7,986,538
      5.61%, 06/18/99           1,000      1,000,005
                                         -----------
  (Cost $38,223,582)                      38,223,582
                                         -----------
CERTIFICATES OF DEPOSIT -- 21.9%
    Bank of Nova Scotia
      5.15%, 04/20/00           2,000      1,998,876
    Bankers Trust Co. [FRN]
      5.07%, 04/30/99++           500        499,988
    Bayerische Hypo
      Vereinsbank
      5.15%, 04/25/00           2,000      1,998,861
    Bayerische Landesbank NY
      5.115%, 03/21/00          2,500      2,496,808
    Canadian Imperial Bank
      5.01%, 02/07/00           1,500      1,499,665
    Comerica Bank [FRN]
      4.90%, 05/01/99++         1,500      1,499,496
    Commerzbank NY
      4.99%, 01/25/00           1,500      1,499,735
    Deutsche Bank NY
      5.00%, 01/06/00           1,500      1,499,703
    Dresdner Bank
      4.95%, 11/09/99           1,500      1,499,695
    Royal Bank of Canada
      [FRN]
      4.895%, 02/17/00++        1,500      1,499,470
    State Street Bank &
      Trust
      4.81%, 06/16/99           3,000      3,000,000
                                         -----------
  (Cost $18,992,297)                      18,992,297
                                         -----------
CORPORATE OBLIGATIONS -- 16.2%
  BEVERAGES -- 0.7%
    PepsiCo, Inc. [FRN]
      4.81%, 05/19/99++           600        599,796
                                         -----------
  FINANCIAL -- BANK & TRUST -- 12.4%
    American Express
      Centurion [FRN]
      4.876%, 04/30/99++          750        750,000
      4.95%, 07/26/99           3,000      3,000,000
    Bank One Corp. [FRN]
      4.944%, 05/04/99++        1,000        999,991
    First Union National
      Bank [FRN]
      5.018%, 07/25/99++        1,500      1,500,000
    Key Bank NA [FRN]
      4.835%, 06/03/99++        1,000        999,916

                                  PAR
                                (000)          VALUE
----------------------------------------------------
----------------------------------------------------
    NationsBank Corp. Cl-F
      [FRN]
      5.06%, 05/19/99++       $ 1,000    $ 1,000,326
    Wells Fargo & Co. Cl-J
      5.31%, 03/31/00           1,500      1,499,489
    Xerox Credit Corp. Cl-F
      5.32%, 03/31/00           1,000        999,668
                                         -----------
                                          10,749,390
                                         -----------
  FINANCIAL SERVICES -- 3.1%
    CIT Group, Inc. [FRN]
      4.95%, 10/20/99++         1,200      1,200,055
    Citigroup, Inc. [FRN]
      5.069%, 05/03/99++        1,500      1,501,548
                                         -----------
                                           2,701,603
                                         -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $14,050,789)                      14,050,789
                                         -----------
COMMERCIAL PAPER -- 14.2%
  FINANCIAL -- BANK & TRUST -- 8.5%
    Caisse D'Amortissement
      4.90%, 11/23/99           2,000      1,943,922
    Cregem North America,
      Inc.
      4.81%, 07/02/99           2,000      1,983,432
      4.74%, 07/19/99           1,500      1,484,397
    Provident National Bank
      4.81%, 05/13/99           2,000      1,996,793
                                         -----------
                                           7,408,544
                                         -----------
  FINANCIAL SERVICES -- 5.7%
    Morgan Stanley, Dean
      Witter & Co.
      4.83%, 06/10/99           2,000      1,989,267
    General Electric Capital
      Corp.
      4.79%, 06/21/99           3,000      2,979,642
                                         -----------
                                           4,968,909
                                         -----------
TOTAL COMMERCIAL PAPER
  (Cost $12,377,453)                      12,377,453
                                         -----------
TOTAL INVESTMENTS -- 96.3%
  (Cost $83,644,121)                      83,644,121
OTHER ASSETS LESS LIABILITIES -- 3.7%      3,238,390
                                         -----------
NET ASSETS -- 100.0%                     $86,882,511
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

++ Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

DEFINITION OF ABBREVIATIONS

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
BRB   --   Brady Bond
CLC   --   Construction Loan Certificates
CVT   --   Convertible Security
FDR   --   Federal Depositary Receipt
FRN   --   Floating Rate Note(1)
GDR   --   Global Depositary Receipt
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond(2)
TBA   --   To be Announced Security
VR    --   Variable Rate Bond (1)
COUNTRIES/CURRENCIES:
GBP   --   United Kingdom/British Pound
JPY   --   Japan/Japanese Yen

-------------------------------------------------------
(1) Rates shown for variable and floating rate securities are the coupon rates as of April 30, 1999.
(2) Rates shown are the effective yields at purchase date.

APRIL 30, 1999

(UNAUDITED)
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                     ASMT            ASMT           ASMT           ASMT          ASMT
                                 T. ROWE PRICE      JANUS         INVESCO         PIMCO           JPM
                                 INTERNATIONAL     CAPITAL         EQUITY      TOTAL RETURN      MONEY
                                    EQUITY          GROWTH         INCOME          BOND         MARKET
                                   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                  -----------    ------------   ------------   ------------   -----------
                                  -----------    ------------   ------------   ------------   -----------
ASSETS:
  Investments in Securities at
    Value (A)                     $21,210,647    $808,161,431   $125,906,177   $137,744,984   $83,644,121
  Cash                              1,377,282              --             --             --            --
  Foreign Currency (B)                446,339              --             --             --            --
  Receivable For:
    Securities Sold                   102,234              --      1,643,148             --            --
    Dividends and Interest             97,682          89,500        707,680      1,749,747       253,379
    Contributions by Feeder
       Funds                          128,012      20,971,489      1,187,833      1,955,315     3,113,723
  Deferred Organization Costs          16,163          16,163         16,249         16,249        16,260
  Unrealized Appreciation on
    Foreign Currency Exchange
    Contracts                              43              --             --             --            --
                                  -----------    ------------   ------------   ------------   -----------
       Total Assets                23,378,402     829,238,583    129,461,087    141,466,295    87,027,483
                                  -----------    ------------   ------------   ------------   -----------
LIABILITIES:
  Cash Overdraft                           --              --             --             --         1,489
  Written Options Outstanding,
    at Value                               --              --             --         13,280            --
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                              --              --             --         29,364            --
  Payable to Investment Manager         9,121         301,818         38,636         37,329        33,579
  Payable For:
    Securities Purchased              728,247     108,475,819             --     21,823,463            --
    Withdrawals by Feeder Funds            --         148,711         29,324         92,902       107,234
    Futures Variation Margin               --              --             --        147,344            --
    Accrued Expenses and Other
       Liabilities                     74,825         266,291         58,725         25,596         2,670
                                  -----------    ------------   ------------   ------------   -----------
       Total Liabilities              812,193     109,192,639        126,685     22,169,278       144,972
                                  -----------    ------------   ------------   ------------   -----------
NET ASSETS                        $22,566,209    $720,045,944   $129,334,402   $119,297,017   $86,882,511
                                  ===========    ============   ============   ============   ===========
(A) Investments at Cost           $18,473,382    $689,834,362   $111,814,661   $138,313,025   $83,644,121
                                  ===========    ============   ============   ============   ===========
(B) Foreign Currency at Cost      $   446,876    $         --   $         --   $         --   $        --
                                  ===========    ============   ============   ============   ===========

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

FOR THE SIX MONTHS ENDED APRIL 30, 1999

(UNAUDITED)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                             ASMT            ASMT          ASMT           ASMT          ASMT
                                         T. ROWE PRICE      JANUS         INVESCO        PIMCO          JPM
                                         INTERNATIONAL     CAPITAL        EQUITY      TOTAL RETURN     MONEY
                                            EQUITY          GROWTH        INCOME          BOND         MARKET
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                         ------------    ------------   -----------    -----------   ----------
                                         ------------    ------------   -----------    -----------   ----------
INVESTMENT INCOME:
  Interest                                $   15,012     $  1,408,335   $   789,149   $ 2,769,120    $1,471,857
  Dividends                                  149,506          514,198       558,337            --            --
  Foreign Taxes Withheld                     (22,018)         (32,869)      (23,081)       (2,372)          (58)
                                          ----------     ------------   -----------   -----------    ----------
       Total Investment Income               142,500        1,889,664     1,324,405     2,766,748     1,471,799
                                          ----------     ------------   -----------   -----------    ----------
EXPENSES:
  Advisory Fees                               91,205        1,872,549       345,257       274,545       149,913
  Shareholder Servicing Fees                   3,000            3,000         3,000         3,000         3,000
  Administration and Accounting Fees          18,751          140,872        46,611        43,780        19,147
  Custodian Fees                              29,567            7,533         6,161         3,820         3,772
  Professional Fees                              654           11,330         3,125         2,881         2,012
  Organization Costs                           2,367            2,367         2,367         2,367         2,367
  Trustees' Fees                                 534           10,640         2,662         2,439         1,737
  Miscellaneous Expenses                      16,893            5,166         5,560         3,715         2,348
                                          ----------     ------------   -----------   -----------    ----------
       Total Expenses                        162,971        2,053,457       414,743       336,547       184,296
                                          ----------     ------------   -----------   -----------    ----------
Net Investment Income (Loss)                 (20,471)        (163,793)      909,662     2,430,201     1,287,503
                                          ----------     ------------   -----------   -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                              (227,421)        (383,780)    1,521,824      (407,442)        3,102
    Futures Contracts                             --               --            --      (748,363)           --
    Written Options Contracts                     --               --            --        42,019            --
    Foreign Currency Transactions             (9,523)          (5,775)           --       (10,104)           --
                                          ----------     ------------   -----------   -----------    ----------
  Net Realized Gain (Loss)                  (236,944)        (389,555)    1,521,824    (1,123,890)        3,102
                                          ----------     ------------   -----------   -----------    ----------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                             2,415,316      102,283,902    11,668,520      (996,690)           --
    Futures Contracts                             --               --            --       (16,547)           --
    Written Options Contracts                     --               --            --        43,875            --
    Translation of Assets and
       Liabilities Denominated in
       Foreign Currencies                     (4,552)              25            --       (27,395)           --
                                          ----------     ------------   -----------   -----------    ----------
  Net Change in Unrealized Appreciation
    (Depreciation)                         2,410,764      102,283,927    11,668,520      (996,757)           --
                                          ----------     ------------   -----------   -----------    ----------
  Net Gain (Loss) on Investments           2,173,820      101,894,372    13,190,344    (2,120,647)        3,102
                                          ----------     ------------   -----------   -----------    ----------
  Net Increase in Net Assets Resulting
    from Operations                       $2,153,349     $101,730,579   $14,100,006   $   309,554    $1,290,605
                                          ==========     ============   ===========   ===========    ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  ASMT                           ASMT
                                                             T. ROWE PRICE                       JANUS
                                                          INTERNATIONAL EQUITY              CAPITAL GROWTH
                                                               PORTFOLIO                       PORTFOLIO
                                                      ----------------------------   -----------------------------
                                                        SIX MONTHS                     SIX MONTHS
                                                          ENDED        YEAR ENDED        ENDED         YEAR ENDED
                                                      APRIL 30, 1999   OCTOBER 31,   APRIL 30, 1999   OCTOBER 31,
                                                       (UNAUDITED)        1998        (UNAUDITED)         1998
                                                      --------------   -----------   --------------   ------------
FROM OPERATIONS:
  Net Investment Income (Loss)                         $   (20,471)    $   (62,984)   $   (163,793)   $    100,273
  Net Realized Gain (Loss) on Investments                 (236,944)       (150,133)       (389,555)     (5,429,678)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                        2,410,764          76,751     102,283,927      16,036,210
                                                       -----------     -----------    ------------    ------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                             2,153,349        (136,366)    101,730,579      10,706,805
                                                       -----------     -----------    ------------    ------------
CAPITAL TRANSACTIONS:
  Contributions by Feeder Funds                         10,622,737      17,837,166     520,461,604     159,785,442
  Withdrawals by Feeder Funds                           (5,230,660)     (6,177,388)    (56,384,731)    (24,236,532)
                                                       -----------     -----------    ------------    ------------
Net Increase in Net Assets from Capital Transactions     5,392,077      11,659,778     464,076,873     135,548,910
                                                       -----------     -----------    ------------    ------------
       Total Increase in Net Assets                      7,545,426      11,523,412     565,807,452     146,255,715
NET ASSETS:
  Beginning of Period                                   15,020,783       3,497,371     154,238,492       7,982,777
                                                       -----------     -----------    ------------    ------------
  End of Period                                        $22,566,209     $15,020,783    $720,045,944    $154,238,492
                                                       ===========     ===========    ============    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   AMERICAN SKANDIA MASTER TRUST

                                       ASMT                            ASMT                            ASMT
                                      INVESCO                          PIMCO                            JPM
                                   EQUITY INCOME                 TOTAL RETURN BOND                 MONEY MARKET
                                     PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                           -----------------------------   -----------------------------   -----------------------------
                             SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                               ENDED         YEAR ENDED        ENDED         YEAR ENDED        ENDED         YEAR ENDED
                           APRIL 30, 1999   OCTOBER 31,    APRIL 30, 1999   OCTOBER 31,    APRIL 30, 1999   OCTOBER 31,
                            (UNAUDITED)         1998        (UNAUDITED)         1998        (UNAUDITED)         1998
                           --------------   ------------   --------------   ------------   --------------   ------------
FROM OPERATIONS:
  Net Investment Income
    (Loss)                  $    909,662    $    686,732    $  2,430,201    $  1,179,198    $  1,287,503    $    785,810
  Net Realized Gain
    (Loss) on Investments      1,521,824        (510,100)     (1,123,890)        668,243           3,102            (733)
  Net Change in
    Unrealized
    Appreciation
    (Depreciation)
    on Investments            11,668,520       2,366,592        (996,757)        311,039              --              --
                            ------------    ------------    ------------    ------------    ------------    ------------
Net Increase (Decrease)
  in Net Assets Resulting
  from Operations             14,100,006       2,543,224         309,554       2,158,480       1,290,605         785,077
                            ------------    ------------    ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
  Contributions by Feeder
    Funds                     65,450,795      69,154,397      72,343,850      67,718,213      91,184,014     103,736,368
  Withdrawals by Feeder
    Funds                    (13,666,626)    (14,750,075)    (12,731,553)    (15,526,070)    (54,597,905)    (57,510,543)
                            ------------    ------------    ------------    ------------    ------------    ------------
Net Increase in Net
  Assets from
  Capital Transactions        51,784,169      54,404,322      59,612,297      52,192,143      36,586,109      46,225,825
                            ------------    ------------    ------------    ------------    ------------    ------------
    Total Increase in Net
       Assets                 65,884,175      56,947,546      59,921,851      54,350,623      37,876,714      47,010,902
NET ASSETS:
  Beginning of Period         63,450,227       6,502,681      59,375,166       5,024,543      49,005,797       1,994,895
                            ------------    ------------    ------------    ------------    ------------    ------------
  End of Period             $129,334,402    $ 63,450,227    $119,297,017    $ 59,375,166    $ 86,882,511    $ 49,005,797
                            ============    ============    ============    ============    ============    ============

See Notes to Financial Statements.

SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                      Net Assets at   Portfolio                           Ratio of Net Investment
                                           Period     End of Period   Turnover    Ratio of Expenses to       Income (Loss) to
                                           Ended       (in 000's)       Rate      Average Net Assets(4)    Average Net Assets(4)
                                          --------    -------------   ---------   ---------------------   -----------------------
ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO:
------------------------------------
------------------------------------
                                          04/30/99*     $ 22,566          12%             1.79%                    (0.22%)
                                          10/31/98        15,021          20%             2.60%                    (0.67%)
                                          10/31/97(1)      3,497           1%             6.26%                    (3.78%)
ASMT JANUS
CAPITAL GROWTH PORTFOLIO:
------------------------------------
------------------------------------
                                          04/30/99*     $720,046           7%             1.10%                    (0.09%)
                                          10/31/98       154,238          77%             1.27%                     0.17%
                                          10/31/97(1)      7,983          83%             2.79%                     0.69%
ASMT INVESCO
EQUITY INCOME PORTFOLIO:
------------------------------------
------------------------------------
                                          04/30/99*     $129,334          43%             0.90%                     1.98%
                                          10/31/98        63,450          70%             1.13%                     2.11%
                                          10/31/97(2)      6,503          46%             2.66%                     2.39%
ASMT PIMCO TOTAL
RETURN BOND PORTFOLIO:
------------------------------------
------------------------------------
                                          04/30/99*     $119,297          70%             0.80%                     5.66%
                                          10/31/98        59,375         418%             1.07%                     5.05%
                                          10/31/97(2)      5,025          93%             2.22%                     3.51%
ASMT JPM
MONEY MARKET PORTFOLIO:
------------------------------------
------------------------------------
                                          04/30/99*     $ 86,883         N/A              0.61%                     4.29%
                                          10/31/98        49,006         N/A              0.72%                     4.69%
                                          10/31/97(3)      1,995         N/A              3.91%                     1.00%

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.
(4) Annualized for periods less than one year.
 *  Unaudited.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

APRIL 30, 1999

(UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Master Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on March 6, 1997 as a business trust under the laws of the State of Delaware. The Trust operates as a series company and, at April 30, 1999, consisted of five diversified portfolios: ASMT T. Rowe Price International Equity Portfolio ("International Equity"), ASMT Janus Capital Growth Portfolio ("Capital Growth"), ASMT INVESCO Equity Income Portfolio ("Equity Income"), ASMT PIMCO Total Return Bond Portfolio ("Total Return Bond"), and ASMT JPM Money Market Portfolio ("Money Market") (each a "Portfolio" and collectively the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

     Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. As of April 30, 1999, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION -- Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

FUTURES CONTRACTS AND OPTIONS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

                                                   AMERICAN SKANDIA MASTER TRUST

DEFERRED ORGANIZATION COSTS -- The Trust bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for International Equity; Janus Capital Corporation for Capital Growth; INVESCO Funds Group, Inc. for Equity Income; Pacific Investment Management Co. for Total Return Bond; and J. P. Morgan Investment Management Inc. for Money Market.

     The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 1.00%, .75%, .65%, and .50% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively.

     The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .75%, .45%, .35%, .25%, and .15% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively. The Sub-advisors for International Equity and Money Market are currently voluntarily waiving a portion their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Equity and Money Market are reduced for Portfolio net assets in excess of specified levels.

     Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Portfolios will be treated as partnerships for federal income tax purposes. Accordingly, each investor in the Portfolios will be allocated its share of net investment income and realized and unrealized gains and losses from investment transactions. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

5. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the six months ended April 30, 1999, were as follows:

                                                         PURCHASES          SALES
                                                        ------------    --------------
International Equity                                    $ 6,466,303      $  2,142,753
Capital Growth                                          475,896,356        23,181,924
Equity Income                                            76,612,997        34,895,181
Total Return Bond                                        95,502,598        40,127,631

     Purchases and sales of U.S. government securities, during the six months ended April 30, 1999, were as follows:

                                                         PURCHASES          SALES
                                                        ------------    --------------
Equity Income                                           $ 7,565,293      $  2,365,275
Total Return Bond                                        32,389,511        22,947,793

     At April 30, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows:

                                                                             NET
                                           GROSS           GROSS          UNREALIZED
                         AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                            COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                        ------------    ------------    ------------    --------------
International Equity    $ 18,920,258    $ 2,773,438     $   483,586      $  2,289,852
Capital Growth           689,834,362    122,296,963       3,969,894       118,327,069
Equity Income            111,814,661     16,477,691       2,386,175        14,091,516
Total Return Bond        138,313,025        948,363       1,529,684          (581,321)
Money Market              83,644,121             --              --                --

6. WRITTEN OPTIONS TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Written options transactions, during the six months ended April 30, 1999, were as follows:

                                                 TOTAL RETURN BOND
                                              -----------------------
                                              NUMBER OF
                                              CONTRACTS      PREMIUM
                                              ---------      --------
Balance at beginning of period                    --         $     --
Written                                          366           99,174
Expired                                         (235)         (42,019)
Exercised                                         --               --
Closed                                            --               --
                                                ----         --------
Balance at end of period                         131         $ 57,155
                                                ====         ========

     At April 30, 1999, Total Return Bond had sufficient cash and/or securities at least equal to the value of written options.

Board of Directors

Gordon C. Boronow
Jan R. Carendi
David E. A. Carson
Julian A. Lerner
Thomas M. Mazzaferro
Thomas M. O'Brien
F. Don Schwartz

[STAR GRAPHIC]

Investment Manager
American Skandia Investment Services, Incorporated
Shelton, CT 06484

Distributor
American Skandia Marketing, Incorporated
Shelton, CT 06484

Transfer Agent
Boston Financial Data Services, Inc.
Quincy, MA 02171

Administrator
PFPC Inc.
Wilmington, DE 19809

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, PA 19103

Custodian
FOR DOMESTIC SECURITIES OF FUNDS AND PORTFOLIOS INVESTING PRIMARILY IN DOMESTIC
SECURITIES:
PNC Bank
Philadelphia, PA 19113

CO-CUSTODIAN FOR FOREIGN SECURITIES OF FUNDS AND PORTFOLIOS INVESTING PRIMARILY IN DOMESTIC SECURITIES AND CUSTODIAN FOR FUNDS AND PORTFOLIOS INVESTING PRIMARILY IN FOREIGN SECURITIES:
Morgan Stanley Trust Company
New York, NY 11201

Legal Counsel
Werner & Kennedy
New York, NY 10019

Shares of the American Skandia Advisor Funds are:

- not deposits or obligations of, or guaranteed or endorsed by, any bank institution;

- not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency;

- subject to investment risk, including the possible loss of the principal amount invested.

The report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by a current prospectus.

For more information, including a prospectus, contact American Skandia Marketing, Incorporated.

One Corporate Drive
P.O. Box 883
Shelton, CT 06484
Telephone: 800-752-6342 (800-SKANDIA)
Website: www.americanskandia.com

LIT CODE: (ASAFSEMI0499)

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 1998

             ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                    ASAF FOUNDERS SMALL CAPITALIZATION FUND
                  ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND
                 ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                      ASAF FEDERATED HIGH YIELD BOND FUND
                  ASAF ROBERTSON STEPHENS VALUE + GROWTH FUND
                    ASAF LORD ABBETT GROWTH AND INCOME FUND
                        ASAF JANUS OVERSEAS GROWTH FUND
                        ASAF MARSICO CAPITAL GROWTH FUND
                   ASAF NEUBERGER&BERMAN MID-CAP GROWTH FUND
                    ASAF NEUBERGER&BERMAN MID-CAP VALUE FUND


ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
FOREIGN STOCK -- 70.4%
  AUSTRIA -- 0.7%
    KTM-Motorradholding AG
      (Automobile
      Manufacturers)              550    $   37,997
                                         ----------
  BRAZIL -- 0.2%
    Aracruz Celulose SA [ADR]
      (Paper & Forest
      Products)                 1,500        12,562
                                         ----------
  CANADA -- 3.4%
    Cinar Films, Inc. Cl-B*
      (Entertainment &
      Leisure)                  6,850       144,706
    Dorel Industries, Inc.
      Cl-B*
      (Furniture)               3,275        43,929
                                         ----------
                                            188,635
                                         ----------
  DENMARK -- 2.6%
    Kobenhavns Lufthavne AS
      (Airlines)                  760        88,120
    Vestas Wind Systems AS*
      144A
      (Electronic Components
      & Equipment)              1,100        53,288
                                         ----------
                                            141,408
                                         ----------
  FINLAND -- 2.4%
    KCI Konecranes
      International PLC*
      (Machinery & Equipment)     325        14,127
    Raisio Group PLC
      (Farming & Agriculture)   8,925       120,455
                                         ----------
                                            134,582
                                         ----------
  FRANCE -- 5.5%
    Altran Technologies SA
      (Equipment Services)      1,035       202,460
    Dessault Systemes SA
      (Computer Services &
      Software)                 2,625       100,146
                                         ----------
                                            302,606
                                         ----------
  GERMANY -- 12.8%
    Douglas Holding AG
      (Retail &
      Merchandising)            1,350        75,562
    Douglas Holding AG New*
      (Retail &
      Merchandising)               32         1,739
    IXOS Software AG*
      (Computer Services &
      Software)                   150        15,669
    Marschollek,
      Lautenschlaeger und
      Partner AG Non-Voting
      Pfd.
      (Insurance)                 350       178,151

                               SHARES         VALUE
---------------------------------------------------
---------------------------------------------------
    Porsche AG Pfd.
      (Automobile
      Manufacturers)               75    $  133,591
    Schmalbach Lubeca AG
      (Containers &
      Packaging)                  525        77,664
    Schwarz Pharma AG
      (Medical Supplies &
      Equipment)                1,625       112,835
    Sixt AG
      (Retail &
      Merchandising)              525       107,778
    Turbon International AG
      (Office Equipment)          500         6,521
                                         ----------

                                            709,510
                                         ----------
  GREECE -- 0.2%
    Chipita International SA*
      (Food)                      375        10,510
                                         ----------
  HONG KONG -- 2.2%
    VTech Holdings Ltd.
      (Electronic Components
      & Equipment)             32,000       120,013
                                         ----------
  IRELAND -- 1.6%
    Ryanair Holdings PLC
      [ADR]*
      (Airlines)                3,075        90,328
                                         ----------
  ITALY -- 3.0%
    Bulgari SPA
      (Retail &
      Merchandising)           15,300        83,869
    Gruppo Editoriale
      L'Espresso SPA
      (Printing & Publishing)   3,075        27,405
    Industrie Natuzzi SPA
      [ADR]
      (Furniture)               3,075        55,927
                                         ----------
                                            167,201
                                         ----------
  JAPAN -- 2.7%
    Doutor Coffee Co. Ltd.
      (Restaurants)             2,000        63,505
    Fuji Soft ABC, Inc.
      (Computer Services &
      Software)                 1,000        37,760
    Nippon System Development
      (Computer Services &
      Software)                 2,000        50,975
                                         ----------
                                            152,240
                                         ----------
  MEXICO -- 0.4%
    Grupo Posadas SA Cl-A*
      (Hotels & Motels)        52,775        19,811
                                         ----------


---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
  NETHERLANDS -- 6.0%
    Beter Bed Holding NV
      (Furniture)               1,400    $   37,480
    Brunel International NV
      144A
      (Business Services)       1,750        49,473
    Hunter Douglas NV
      (Consumer Products &
      Services)                 2,150        77,128
    IHC Caland NV
      (Machinery & Equipment)   1,750        79,176
    Nutreco Holding NV
      (Farming & Agriculture)   2,700        91,798
                                         ----------
                                            335,055
                                         ----------
  NORWAY -- 1.3%
    Narvesen ASA
      (Retail &
      Merchandising)              250         5,426
    Tomra Systems ASA
      (Machinery & Equipment)   2,425        68,092
                                         ----------
                                             73,518
                                         ----------
  SPAIN -- 4.2%
    Tele Pizza SA*
      (Restaurants)            28,375       231,237
                                         ----------
  SWEDEN -- 3.8%
    Haldex AB
      (Automotive Parts)        2,370        26,681
    NetCom Systems AB Cl-B*
      (Telecommunications)      3,675       137,750
    Ortivus AB Cl-B*
      (Medical Supplies &
      Equipment)                2,200        14,916
    Semcon AB
      (Business Services)       3,950        34,109
                                         ----------
                                            213,456
                                         ----------
  UNITED KINGDOM -- 17.4%
    British-Borneo Petroleum
      Syndicate PLC
      (Oil & Gas)              12,825        48,218
    BTG PLC
      (Business Services)       5,100        28,399
    Capital Radio PLC
      (Broadcasting)            6,925        57,987
    Eidos PLC [ADR]*
      (Computer Services &
      Software)                 2,125        29,484
    Energis PLC*
      (Telecommunications)      8,125       110,217

                               SHARES         VALUE
---------------------------------------------------
---------------------------------------------------
    Flextech PLC*
      (Broadcasting)            9,325    $   87,375
    ICON PLC [ADR]*
      (Pharmaceuticals)         2,000        56,000
    JBA Holdings PLC
      (Computer Services &
      Software)                11,225        52,635
    Misys PLC
      (Computer Services &
      Software)                10,875        76,310
    PizzaExpress PLC
      (Restaurants)            12,325       156,870
    Psion PLC
      (Computer Hardware)      14,975       125,143
    Select Appointments
      Holdings PLC*
      (Business Services)       8,800        76,635
    Wetherspoon, (J.D.) PLC
      (Hotels & Motels)        17,950        60,122
                                         ----------
                                            965,395
                                         ----------
TOTAL FOREIGN STOCK
  (Cost $3,971,652)                       3,906,064
                                         ----------
U.S. STOCK -- 1.2%
  TELECOMMUNICATIONS
    Global TeleSystems Group,
      Inc.*
  (Cost $69,022)                1,725        69,108
                                         ----------
TOTAL INVESTMENTS -- 71.6%
  (Cost $4,040,674)                       3,975,172
OTHER ASSETS LESS
  LIABILITIES -- 28.4%                    1,573,705
                                         ----------
NET ASSETS -- 100.0%                     $5,548,877
                                         ==========

Foreign currency exchange contracts outstanding at October 31, 1998:

SETTLEMENT              CONTRACTS TO   IN EXCHANGE   CONTRACTS    UNREALIZED
MONTH          TYPE       DELIVER          FOR       AT VALUE    DEPRECIATION
-----------------------------------------------------------------------------
Nov-98       Sell FIM      34,053        $6,753       $6,760          $7
                                         ======       ======          ==

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.9% of net assets.

See Notes to Financial Statements.


                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


ASAF FOUNDERS
SMALL CAPITALIZATION FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
COMMON STOCK -- 70.9%
  ADVERTISING -- 1.7%
    CKS Group, Inc.*           3,875    $    73,625
    Healthworld Corp.*         3,450         51,750
    True North
      Communications, Inc.     2,500         59,062
                                        -----------
                                            184,437
                                        -----------
  AEROSPACE -- 0.8%
    REMEC, Inc.*               8,250         86,625
                                        -----------
  BUSINESS SERVICES -- 2.9%
    Lason, Inc.*                 900         49,275
    Metzler Group, Inc.*       2,025         85,050
    PAREXEL International
      Corp.*                   2,125         46,883
    Pegasus Systems, Inc.*       875         15,203
    Personnel Group of
      America, Inc.*           2,350         36,425
    ProBusiness Services,
      Inc.*                    1,050         38,391
    Renaissance Worldwide,
      Inc.*                    3,500         33,031
                                        -----------
                                            304,258
                                        -----------
  CLOTHING & APPAREL -- 2.2%
    Burlington Coat Factory
      Warehouse Corp.          3,450         51,750
    The Mens Warehouse,
      Inc.*                    1,425         34,556
    The Warnaco Group, Inc.
      Cl-A                     3,025         77,327
    The Wet Seal, Inc.
      Cl-A*                    3,200         67,600
                                        -----------
                                            231,233
                                        -----------
  COMPUTER HARDWARE -- 1.1%
    Insight Enterprises,
      Inc.*                    4,125        119,625
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 14.4%
    Avant! Corp.*              3,275         55,880
    BindView Development
      Corp.*                   1,500         27,000
    Brooktrout
      Technologies, Inc.*      1,300         19,094
    CDW Computer Centers,
      Inc.*                    1,275         95,545
    Check Point Software
      Technologies Ltd.*       2,075         47,206
    CheckFree Holdings
      Corp.*                   3,775         59,338
    Documentum, Inc.*          2,275         77,350
    Electronic Arts, Inc.*       200          8,225
    HNC Software, Inc.*        1,475         49,597
    Macromedia, Inc.*          3,975         79,500
    Mastech Corp.*             3,750         88,125
    Microchip Technology,
      Inc.*                    1,700         46,006
    Micromuse, Inc.*           5,025         85,739
    MMC Networks, Inc.*        1,700         17,850
    Pinnacle Systems, Inc.*    4,225        143,650

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
    Sapient Corp.*             1,975    $    88,998
    SIPEX Corp.*               2,550         70,762
    Software AG
      Systems, Inc.*           7,950        119,250
    Sykes Enterprises,
      Inc.*                    4,000         78,500
    Transaction Systems
      Architects, Inc.*        1,675         60,457
    USWeb Corp.*               3,875         55,703
    VERITAS Software Corp.*    2,250        112,781
    Wind River Systems,
      Inc.*                    1,025         44,908
                                        -----------
                                          1,531,464
                                        -----------
  CONSTRUCTION -- 0.7%
    Dycom Industries, Inc.*    2,250         78,891
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 3.4%
    Action Performance
      Companies, Inc.*         6,125        182,984
    Helen of Troy Ltd.*        7,975        118,628
    Pre-Paid Legal
      Services, Inc.*          1,900         45,481
    Windmere-Durable
      Holdings, Inc.*          1,850         14,222
                                        -----------
                                            361,315
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.8%
    Applied Micro Circuits
      Corp.*                   2,625         63,000
    Brooks Automation,
      Inc.*                    4,500         55,125
    Concord EFS, Inc.*         3,425         97,612
    Sanmina Corp.*             1,725         70,725
    Sawtek, Inc.*              5,825        117,592
    Uniphase Corp.*            1,450         71,775
    Veeco Instruments,
      Inc.*                    1,125         33,398
                                        -----------
                                            509,227
                                        -----------
  ENTERTAINMENT & LEISURE -- 3.5%
    Family Golf Centers,
      Inc.*                    3,200         67,400
    Global Vacation Group,
      Inc.*                    4,250         29,219
    Loews Cineplex
      Entertainment Corp.*     8,200         86,100
    Premier Parks, Inc.*       4,275         94,852
    Silverleaf Resorts,
      Inc.*                    3,500         41,344
    Travel Services
      International, Inc.*     2,500         50,625
                                        -----------
                                            369,540
                                        -----------
  ENVIRONMENTAL SERVICES -- 1.3%
    Allied Waste
      Industries, Inc.*        2,433         52,614
    Eastern Environmental
      Services, Inc.*          1,000         27,750
    KTI, Inc.*                 3,000         63,000
                                        -----------
                                            143,364
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
EQUIPMENT SERVICES -- 3.6%
    Gemstar International
      Group Ltd.*              5,000    $   273,125
    Rental Service Corp.*      2,725         60,631
    United Rentals, Inc.*      1,775         47,703
                                        -----------
                                            381,459
                                        -----------
  FOOD -- 1.4%
    American Italian Pasta
      Co. Cl-A*                1,100         25,300
    U.S. Foodservice, Inc.*    1,450         68,875
    Whole Foods Market,
      Inc.*                    1,450         58,091
                                        -----------
                                            152,266
                                        -----------
  HEALTHCARE SERVICES -- 5.8%
    Access Health, Inc.*       2,100         75,337
    Capital Senior Living
      Corp.*                   8,025         94,294
    Cerner Corp.*              3,400         76,075
    Concentra Managed
      Care, Inc.*              6,675         68,419
    Envoy Corp.*                 800         23,600
    IDEXX Laboratories,
      Inc.*                      775         17,680
    Medical Manager Corp.*     1,575         39,178
    NCS Healthcare,
      Inc. Cl-A*                 500          8,813
    Orthodontic Centers of
      America, Inc.*           6,000        113,625
    Sunrise Assisted
      Living, Inc.*            2,350        101,197
                                        -----------
                                            618,218
                                        -----------
  INSURANCE -- 1.2%
    Annuity and Life Re
      Holdings Ltd.*           4,550        106,356
    HCC Insurance Holdings,
      Inc.                     1,300         23,319
                                        -----------
                                            129,675
                                        -----------
  MACHINERY & EQUIPMENT -- 0.6%
    Advanced Energy
      Industries, Inc.*        1,900         24,938
    National Equipment
      Services, Inc.*          4,700         36,719
                                        -----------
                                             61,657
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
    Perclose, Inc.*            1,100         26,263
    Trex Medical Corp.*        2,175         26,644
                                        -----------
                                             52,907
                                        -----------
  METALS & MINING -- 0.1%
    IMCO Recycling, Inc.         400          5,525
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  OFFICE EQUIPMENT -- 1.0%
    Global Imaging Systems,
      Inc.*                    8,875    $   112,047
                                        -----------
  OIL & GAS -- 0.2%
    Cal Dive International,
      Inc.*                      950         20,306
                                        -----------
  PERSONAL SERVICES -- 1.0%
    Sylvan Learning
      Systems, Inc.*           3,500        108,063
                                        -----------
  PHARMACEUTICALS -- 8.6%
    Andrx Corp.*               2,675        104,325
    Cardinal Health, Inc.        166         15,697
    Jones Medical
      Industries, Inc.         3,225        104,208
    Kendle International,
      Inc.*                    2,050         53,813
    King Pharmaceuticals,
      Inc.*                   14,225        221,377
    Medicis Pharmaceutical
      Corp. Cl-A*              3,600        180,450
    Watson Pharmaceuticals,
      Inc.*                    4,375        243,359
                                        -----------
                                            923,229
                                        -----------
  PRINTING & PUBLISHING -- 0.7%
    American Bank Note
      Holographics, Inc.*      7,900         74,556
                                        -----------
  REAL ESTATE -- 0.5%
    Fairfield Communities,
      Inc.*                    5,500         53,969
                                        -----------
  RESTAURANTS -- 1.2%
    CKE Restaurants, Inc.      4,900        128,931
                                        -----------
  RETAIL & MERCHANDISING -- 4.6%
    American Eagle
      Outfitters, Inc.*        2,750        111,375
    Cash America
      International, Inc.      2,250         28,125
    Elder-Beerman Stores
      Corp.*                   2,150         25,128
    Linens 'n Things, Inc.*    2,200         68,063
    Saks, Inc.*                1,675         38,106
    The Sports Authority,
      Inc.*                    8,450         64,431
    Trans World
      Entertainment Corp.*     7,650        157,781
                                        -----------
                                            493,009
                                        -----------
  SEMICONDUCTORS -- 0.8%
    Amkor Technology, Inc.*    6,150         29,981
    Vitesse Semiconductor,
      Inc.*                    1,575         50,794
                                        -----------
                                             80,775
                                        -----------



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF FOUNDERS
SMALL CAPITALIZATION FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
TELECOMMUNICATIONS -- 2.3%
    Allegiance Telecom,
      Inc.*                    6,150    $    70,341
    Digital Microwave
      Corp.*                  11,750         51,406
    e.spire Communications,
      Inc.*                    1,700         20,400
    Viatel, Inc.*              6,975         93,291
    Westell Technologies,
      Inc. Cl-A*               1,475          5,531
                                        -----------
                                            240,969
                                        -----------
TOTAL COMMON STOCK
  (Cost $7,508,945)                       7,557,540
                                        -----------
                               PAR
                              (000)
                             -------
COMMERCIAL PAPER -- 26.6%
    Albertson, Inc.
      5.63%, 11/02/98        $   432        431,932
    American Express Credit
      Corp.
      5.18%, 11/02/98            509        508,927
    Du Pont, (E.I.) de
      Nemours & Co.
      5.25%, 11/03/98            400        399,883
    Eastman Kodak Co.
      5.50%, 11/03/98            487        486,851
    Ford Motor Credit Co.
      5.23%, 11/04/98            511        510,777
    General Electric
      Capital Corp.
      5.45%, 11/05/98            500        499,697
                                        -----------
  (Cost $2,838,067)                       2,838,067
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                  505    $       505
    Temporary Investment
      Fund                       505            505
                                        -----------
  (Cost $1,010)                               1,010
                                        -----------
TOTAL INVESTMENTS -- 97.5%
  (Cost $10,348,022)                     10,396,617
OTHER ASSETS LESS
  LIABILITIES -- 2.5%                       264,483
                                        -----------
NET ASSETS -- 100.0%                    $10,661,100
                                        ===========

-------------------------------------------------------

* Non-income producing securities.

See Notes to Financial Statements.



ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
COMMON STOCK -- 90.5%
  AIRLINES -- 1.7%
    Midwest Express
      Holdings, Inc.*         21,450    $   678,356
                                        -----------
  AUTOMOTIVE PARTS -- 2.0%
    Myers Industries, Inc.    17,200        412,800
    OEA, Inc.                 21,500        240,531
    TBC Corp.*                24,600        170,662
                                        -----------
                                            823,993
                                        -----------
  BUILDING MATERIALS --9.3%
    Cameron Ashley Building
      Products, Inc.*         28,600        314,600
    Giant Cement Holding,
      Inc.*                    8,600        179,525
    Gibraltar Steel Corp.*    17,200        333,250
    Holophane Corp.*          17,200        366,575
    Juno Lighting, Inc.       20,000        475,000
    Lone Star Technologies,
      Inc.*                   22,900        243,312
    Modine Manufacturing
      Co.                     17,200        563,300
    Republic Group, Inc.      25,800        382,162
    Skyline Corp.             10,000        310,625
    Synthetic Industries,
      Inc.*                   25,800        364,425
    Thomas Industries, Inc.   15,750        285,469
                                        -----------
                                          3,818,243
                                        -----------
  BUSINESS SERVICES -- 1.0%
    Grey Advertising, Inc.     1,110        394,050
                                        -----------
  CHEMICALS -- 2.6%
    Furon Co.                 32,900        522,287
    Schulman, (A.), Inc.      17,200        341,850
    TETRA Technologies,
      Inc.*                   17,900        215,919
                                        -----------
                                          1,080,056
                                        -----------
  CLOTHING & APPAREL --1.1%
    Dan River, Inc. Cl-A*     22,900        198,944
    Unitog Co.                14,300        257,400
                                        -----------
                                            456,344
                                        -----------
  COMPUTER HARDWARE -- 1.0%
    Analogic Corp.            10,700        409,275
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 0.7%
    Analysts International
      Corp.                   17,150        301,197
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 0.9%
    American Safety Razor
      Co.*                    21,500        240,531
    Culp, Inc.                20,000        145,000
                                        -----------
                                            385,531
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  CONTAINERS & PACKAGING -- 4.6%
    Aptargroup, Inc.          17,200    $   460,100
    First Brands Corp.        16,100        607,775
    Ivex Packaging Corp.*     25,800        456,337
    Shorewood Packaging
      Corp.*                  21,500        344,000
                                        -----------
                                          1,868,212
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 7.8%
    Electro Rental Corp.*     42,900        418,275
    Franklin Electric Co.,
      Inc.                     5,700        342,356
    Landauer, Inc.            10,700        282,881
    Littelfuse, Inc.*         21,500        473,000
    Methode Electronics,
      Inc. Cl-A               35,800        550,425
    Nichols Research Corp.*   17,200        350,450
    Optical Coating
      Laboratory, Inc.        20,000        332,500
    Pioneer-Standard
      Electronics, Inc.       17,100        152,831
    Scotsman Industries,
      Inc.                    14,300        292,256
                                        -----------
                                          3,194,974
                                        -----------
  ENVIRONMENTAL SERVICES -- 1.3%
    Newpark Resources,
      Inc.*                   46,500        438,844
    Waterlink, Inc.*          17,900         86,144
                                        -----------
                                            524,988
                                        -----------
  EQUIPMENT SERVICES -- 3.0%
    Cort Business Services
      Corp.*                  20,000        392,500
    Rival Co.                 11,400         79,087
    Unifirst Corp.            17,200        478,375
    VWR Scientific
      Products, Inc.*         11,500        279,594
                                        -----------
                                          1,229,556
                                        -----------
  FINANCIAL -- BANK & TRUST -- 3.2%
    Community First
      Bankshares, Inc.        20,000        397,500
    First Republic Bank*      15,700        388,575
    Silicon Valley
      Bancshares*             20,000        410,000
    Sirrom Capital Corp.      21,000        115,500
                                        -----------
                                          1,311,575
                                        -----------
  FINANCIAL SERVICES -- 3.5%
    Allied Capital Corp.      20,060        376,125
    AMRESCO, Inc.*            19,700        136,669
    First Financial Fund,
      Inc.**                  22,900        322,031
    McGrath RentCorp          17,200        359,050
    Medallion Financial
      Corp.                   14,300        253,825
                                        -----------
                                          1,447,700
                                        -----------



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  INSURANCE -- 5.9%
    FBL Financial Group,
      Inc. Cl-A               18,600    $   473,137
    Harleysville Group,
      Inc.                     5,900        126,112
    Markel Corp.*              2,600        386,425
    Poe & Brown, Inc.         21,500        831,781
    Presidential Life Corp.   20,000        362,500
    PXRE Corp.                10,000        253,750
                                        -----------
                                          2,433,705
                                        -----------
  LUMBER & WOOD PRODUCTS -- 0.7%
    Deltic Timber Corp.       11,500        280,312
                                        -----------
  MACHINERY & EQUIPMENT -- 4.3%
    Alamo Group, Inc.          9,200        126,500
    Carbo Ceramics, Inc.      15,300        418,838
    Smith, (A.O.) Corp.       21,450        438,384
    TransTechnology Corp.     20,000        421,250
    Woodward Governor Co.     15,600        343,200
                                        -----------
                                          1,748,172
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Lunar Corp.*              19,700        206,850
    Owens & Minor, Inc.       35,800        568,325
                                        -----------
                                            775,175
                                        -----------
  METALS & MINING -- 3.0%
    Cambior, Inc.             12,900         64,500
    Dayton Mining Corp.*      20,000         10,000
    Golden Star Resources
      Ltd.*                   17,200         27,950
    Layne Christensen Co.*    17,200        169,850
    Material Sciences
      Corp.*                  21,500        216,344
    Penn Virginia Corp.       18,600        402,225
    Prime Resources Group,
      Inc.                    39,300        338,963
                                        -----------
                                          1,229,832
                                        -----------
  OFFICE EQUIPMENT -- 3.6%
    Aaron Rents, Inc. Cl-A     7,200        103,500
    Aaron Rents, Inc. Cl-B    19,700        290,575
    CompX International,
      Inc.*                   28,600        550,550
    IDEX Corp.                20,000        517,500
                                        -----------
                                          1,462,125
                                        -----------
  OIL & GAS -- 3.2%
    Chieftain
      International, Inc.*    28,600        561,275
    Cross Timbers Oil Co.     22,900        329,188
    Devon Energy Corp.         7,200        243,900
    Rutherford-Moran Oil
      Corp.*                  21,500        161,250
                                        -----------
                                          1,295,613
                                        -----------
  PAPER & FOREST PRODUCTS -- 1.4%
    CSS Industries, Inc.*      9,000        241,875
    Wausau-Mosinee Paper
      Corp.                   20,080        350,145
                                        -----------
                                            592,020
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  PERSONAL SERVICES -- 1.6%
    Matthews International
      Corp. Cl-A              24,300    $   671,288
                                        -----------
  PHARMACEUTICALS -- 1.0%
    Coulter Pharmaceutical,
      Inc.*                   14,300        403,975
                                        -----------
  REAL ESTATE -- 5.2%
    Apartment Investment &
      Management Co. Cl-A
      [REIT]                   7,900        276,006
    Glenborough Realty
      Trust, Inc. [REIT]      14,300        306,556
    Innkeepers USA Trust
      [REIT]                  21,500        247,250
    Meridian Industrial
      Trust, Inc. [REIT]      21,500        473,000
    National Health
      Investors, Inc.
      [REIT]                   7,200        202,950
    Post Properties, Inc.
      [REIT]                   3,400        131,538
    Sun Communities, Inc.
      [REIT]                  14,300        478,156
                                        -----------
                                          2,115,456
                                        -----------
  RESTAURANTS -- 2.8%
    Consolidated Products,
      Inc.*                   25,750        476,375
    Ruby Tuesday, Inc.        40,100        676,688
                                        -----------
                                          1,153,063
                                        -----------
  RETAIL & MERCHANDISING -- 5.3%
    Bon-Ton Stores, Inc.*     28,600        187,688
    Casey's General Stores,
      Inc.                    28,600        400,400
    CompuCom Systems, Inc.*   64,400        313,950
    Fred's, Inc.              25,700        335,706
    Hancock Fabrics, Inc.     28,600        248,463
    Jo-Ann Stores, Inc.
      C1-B*                   18,600        288,300
    Saks, Inc.*                1,461         33,238
    Stein Mart, Inc.*         46,500        366,188
                                        -----------
                                          2,173,933
                                        -----------
  TELECOMMUNICATIONS --2.3%
    Aliant Communications,
      Inc.                    25,800        728,044
    Mosaix, Inc.*             35,800        221,513
                                        -----------
                                            949,557
                                        -----------
  TRANSPORTATION -- 1.2%
    Landstar Systems, Inc.*   14,300        507,650
                                        -----------




---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  UTILITIES -- 3.4%
    Black Hills Corp.         14,300    $   369,119
    Cleco Corp.               14,300        483,519
    United Water Resources,
      Inc.                    28,600        554,125
                                        -----------
                                          1,406,763
                                        -----------
TOTAL COMMON STOCK
  (Cost $42,632,679)                     37,122,689
                                        -----------
PREFERRED STOCK -- 0.4%
  OIL & GAS
    Cross Timbers Oil Co.
      $1.5625 Cl-A [CVT]
  (Cost $185,482)              4,800        163,800
                                        -----------
                               PAR
                              (000)
                             -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.5%
    Federal Home Loan Bank
      5.44%, 11/06/98
  (Cost $194,853)            $   195        194,850
                                        -----------
U.S. TREASURY OBLIGATIONS -- 2.7%
    U.S. Treasury Bills
      4.83%, 11/19/98             52         51,874
      4.80%, 12/17/98             90         89,439
      4.60%, 03/18/99          1,000        982,239
                                        -----------
  (Cost $1,123,816)                       1,123,552
                                        -----------
COMMERCIAL PAPER -- 6.3%
    Aluminum Co. of America
      5.60%, 11/02/98            639        638,900
    Du Pont, (E.I.) de
      Nemours & Co.
      5.05%, 11/18/98            490        488,831
    Gannett Co., Inc.+
      5.25%, 11/13/98            290        289,493
    Koch Industries, Inc.+
      5.00%, 11/02/98          1,152      1,151,840
                                        -----------
  (Cost $2,569,064)                       2,569,064
                                        -----------

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund
  (Cost $2,309)                2,309    $     2,309
                                        -----------
TOTAL INVESTMENTS -- 100.4%
  (Cost $46,708,203)                     41,176,264
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.4%)                   (171,410)
                                        -----------
NET ASSETS -- 100.0%                    $41,004,854
                                        ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
** Closed-end fund.
+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to

  3.5% of net assets.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
COMMON STOCK -- 54.1%
  ADVERTISING -- 0.7%
    Outdoor Systems, Inc.*     6,800    $   150,025
                                        -----------
  BEVERAGES -- 0.8%
    Coca-Cola Co.              2,600        175,825
                                        -----------
  COMPUTER HARDWARE --2.4%
    Dell Computer Corp.*       3,200        210,000
    International Business
      Machines Corp.           2,200        326,562
                                        -----------
                                            536,562
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 5.8%
    America Online, Inc.*      3,400        432,012
    Cisco Systems, Inc.*       3,600        226,800
    Compuware Corp.*           1,200         65,025
    Microsoft Corp.*           5,100        539,962
                                        -----------
                                          1,263,799
                                        -----------
  CONGLOMERATES -- 2.2%
    Philip Morris Companies,
      Inc.                     5,900        301,637
    Tyco International Ltd.    2,900        179,619
                                        -----------
                                            481,256
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 1.7%
    Gillette Co.               2,500        112,344
    Procter & Gamble Co.       3,000        266,625
                                        -----------
                                            378,969
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.7%
    General Electric Co.       6,800        595,000
                                        -----------
  ENTERTAINMENT & LEISURE -- 2.7%
    Time Warner, Inc.          4,000        371,250
    Viacom, Inc. Cl-B*         3,800        227,525
                                        -----------
                                            598,775
                                        -----------
  ENVIRONMENTAL SERVICES -- 1.8%
    Republic Services, Inc.
      Cl-A*                    5,700        124,687
    Waste Management, Inc.     5,785        261,048
                                        -----------
                                            385,735
                                        -----------
  FINANCIAL -- BANK & TRUST -- 0.3%
    Norwest Corp.*             1,900         70,656
                                        -----------
  FINANCIAL SERVICES -- 5.8%
    American Express Co.       1,000         88,375
    CIT Group, Inc. Cl-A       2,900         79,206
    Fannie Mae                 7,000        495,687
    SunAmerica, Inc.           8,550        602,775
                                        -----------
                                          1,266,043
                                        -----------
  INSURANCE -- 2.4%
    Allstate Corp.             2,800        120,575
    American International
      Group, Inc.              4,850        413,462
                                        -----------
                                            534,037
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  MEDICAL SUPPLIES & EQUIPMENT -- 4.6%
    Guidant Corp.              1,100    $    84,150
    Johnson & Johnson          6,300        513,450
    Medtronic, Inc.            6,500        422,500
                                        -----------
                                          1,020,100
                                        -----------
  OIL & GAS -- 0.8%
    Chevron Corp.              1,100         89,650
    Texaco, Inc.               1,500         88,969
                                        -----------
                                            178,619
                                        -----------
  PHARMACEUTICALS -- 10.8%
    Bristol-Meyers Squibb
      Co.                      4,600        508,588
    Cardinal Health, Inc.      4,300        406,619
    Merck & Co., Inc.          2,700        365,175
    Pfizer, Inc.               4,600        493,638
    Schering-Plough Corp.      2,800        288,050
    Warner-Lambert Co.         3,900        305,663
                                        -----------
                                          2,367,733
                                        -----------
  PRINTING & PUBLISHING -- 0.9%
    McGraw-Hill Co., Inc.      2,200        197,863
                                        -----------
  RETAIL & MERCHANDISING -- 2.1%
    Costco Companies, Inc.*    2,500        141,875
    Home Depot, Inc.           1,800         78,300
    Wal-Mart Stores, Inc.      3,600        248,400
                                        -----------
                                            468,575
                                        -----------
  TELECOMMUNICATIONS -- 5.6%
    MCI WorldCom, Inc.*        8,800        486,200
    SBC Communications, Inc.   3,500        162,094
    Tele-Communications,
      Inc. Cl-A*              13,813        581,873
                                        -----------
                                          1,230,167
                                        -----------
TOTAL COMMON STOCK
  (Cost $10,732,623)                     11,899,739
                                        -----------

                               PAR
                              (000)
                              -----
CORPORATE OBLIGATIONS -- 0.9%
  FINANCIAL -- BANK & TRUST
    BankAmerica Corp. Sr.
      Notes
      6.125%, 07/15/04
  (Cost $199,777)               $200        202,750
                                        -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
    Case Equipment Loan
      Trust Series 1998-B
      Cl-A4
      5.92%, 10/15/05            200        203,819
    CIT RV Trust Series
      1998-A Cl-A4
      6.09%, 02/15/12            100        102,589
                                        -----------
  (Cost $300,004)                           306,408
                                        -----------




---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.9%
    Federal Home Loan Bank
      5.40%, 11/02/98         $2,300    $ 2,299,655
      5.705%, 03/19/03           500        516,950
                                        -----------
                                          2,816,605
                                        -----------
    Government National
      Mortgage Assoc.
      6.50%, 05/15/28 [TBA]      251        253,841
      6.00%, 08/15/28            198        196,330
                                        -----------
                                            450,171
                                        -----------
  (Cost $3,246,609)                       3,266,776
                                        -----------
U.S. TREASURY OBLIGATIONS -- 26.4%
    U.S. Treasury Bonds
      6.125%, 11/15/27            50         56,400
                                        -----------
    U.S. Treasury Notes
      6.625%, 07/31/01           500        529,619
      6.00%, 07/31/02            100        105,531
      5.875%, 09/30/02           200        210,627
      5.75%, 11/30/02            500        525,112
      5.75%, 08/15/03          2,750      2,915,729
      6.625%, 05/15/07         1,300      1,476,216
                                        -----------
                                          5,762,834
                                        -----------
  (Cost $5,581,994)                       5,819,234
                                        -----------
---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                  955    $       955
    Temporary Investment
      Fund                       954            954
                                        -----------
  (Cost $1,909)                               1,909
                                        -----------
TOTAL INVESTMENTS -- 97.7%
  (Cost $20,062,916)                     21,496,816
OTHER ASSETS LESS
  LIABILITIES -- 2.3%                       500,125
                                        -----------
NET ASSETS -- 100.0%                    $21,996,941
                                        ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing securities.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
CORPORATE OBLIGATIONS -- 89.5%
  ADVERTISING -- 1.0%
    Larmar Advertising Co.
      Sr. Sub. Notes
      8.625%, 09/15/07        $  100    $   102,750
    Outdoor Systems, Inc.
      Sr. Sub. Notes
      8.875%, 06/15/07           350        366,625
                                        -----------
                                            469,375
                                        -----------
  AIRLINES -- 0.2%
    Aviation Sales Co.
      Co. Guarantee Sr. Sub.
      Notes
      8.125%, 02/15/08           100         91,500
                                        -----------
  AUTOMOTIVE PARTS -- 2.5%
    Accuride Corp. Sr. Sub.
      Notes Cl-B
      9.25%, 02/01/08            300        274,500
    HDA Parts System, Inc.
      Sr. Sub. Notes 144A
      12.00%, 08/01/05           150        120,000
    Lear Corp. Sub. Notes
      9.50%, 07/15/06             50         51,875
    Lear Seating Corp. Sub.
      Notes
      8.25%, 02/01/02            400        402,000
    Oxford Automotive, Inc.
      Co. Guarantee Sr. Sub.
      Notes
      10.125%, 06/15/07          300        273,000
                                        -----------
                                          1,121,375
                                        -----------
  BROADCASTING -- 7.1%
    Acme Television Co.
      Co. Guarantee Notes
      Cl-B [STEP]
      7.066%, 09/30/04           150        114,750
    Big City Radio, Inc. Co.
      Guarantee Sr. Disc.
      Notes [STEP]
      12.507%, 03/15/05          300        181,500
    Capstar Broadcasting
      Corp. Sr. Sub. Notes
      9.25%, 07/01/07            100         99,500
    Chancellor Media Corp.
      Co. Guarantee Sr. Sub.
      Notes Cl-B
      10.50%, 01/15/07            50         53,000
    Chancellor Media Corp.
      LA Co. Guarantee Sr.
      Sub. Notes Cl-B
      8.75%, 06/15/07             50         48,750
    Chancellor Media Corp.
      LA Sr. Sub. Notes Cl-B
      8.125%, 12/15/07           525        501,375
    Chancellor Media Corp.
      Sr. Sub. Notes 144A
      9.00%, 10/01/08            325        325,000

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
    Cumulus Media, Inc. Co.
      Guarantee Sub. Notes
      10.375%, 07/01/08       $  175    $   179,375
    Diva Systems Corp. Units
      [STEP] 144A
      11.851%, 03/01/08          100         32,500
    Echostar Satellite
      Broadcasting Co. Sr.
      Disc. Notes [STEP]
      12.195%, 03/15/04          400        350,000
    Fox/Liberty Networks LLC
      Sr. Disc. Notes [STEP]
      9.709%, 08/15/07           525        341,250
    Fox/Liberty Networks LLC
      Sr. Notes
      8.875%, 08/15/07           250        243,125
    Outdoor Systems, Inc.
      Co. Guarantee Notes
      9.375%, 10/15/06            75         79,875
    SFX Broadcasting, Inc.
      Sr. Sub. Notes Cl-B
      10.75%, 05/15/06           200        220,000
    Sinclair Broadcasting
      Group, Inc. Co.
      Guarantee Notes
      10.00%, 09/30/05           175        177,625
    Sinclair Broadcasting
      Group, Inc. Co.
      Guarantee Sr. Sub.
      Notes
      9.00%, 07/15/07             75         72,750
    Sinclair Broadcasting
      Group, Inc. Sr. Sub.
      Notes
      8.75%, 12/15/07            225        216,000
                                        -----------
                                          3,236,375
                                        -----------
  BUILDING MATERIALS -- 0.2%
    American Builders &
      Contractors Supply
      Co., Inc. Notes Cl-B
      10.625%, 05/15/07           50         45,750
    Falcon Building
      Products, Inc. Co.
      Guarantee Notes Cl-B
      [STEP]
      10.09%, 06/15/07            75         37,875
                                        -----------
                                             83,625
                                        -----------
  BUSINESS SERVICES -- 1.2%
    Dialog Corp. PLC Sr.
      Sub. Notes Cl-A
      11.00%, 11/15/07           225        231,750
    U.S. Office Products Co.
      Sr. Sub. Notes 144A
      9.75%, 06/15/08            375        296,250
                                        -----------
                                            528,000
                                        -----------




---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
CABLE TELEVISION -- 9.5%
    Charter Communications
      Southeast Holdings
      Capital Corp. Disc.
      Notes Cl-B [STEP]
      11.224%, 03/15/07       $  125    $   106,875
    Comcast Corp. Sr. Sub.
      Debs.
      9.375%, 05/15/05           100        106,500
    CSC Holdings, Inc. Sr.
      Notes
      7.875%, 12/15/07            50         50,250
    CSC Holdings, Inc. Sr.
      Sub. Debs.
      9.875%, 02/15/13            50         53,750
    CSC Holdings, Inc. Sr.
      Sub. Notes
      9.25%, 11/01/05            350        371,000
    Diamond Holdings PLC Co.
      Guarantee Notes
      9.125%, 02/01/08           200        183,000
    Echostar DBS Corp. Co.
      Guarantee Sr. Notes
      12.50%, 07/01/02           225        230,625
    Lenfest Communications,
      Inc. Sr. Notes
      8.375%, 11/01/05           150        158,625
    NTL, Inc. Sr. Notes 144A
      11.50%, 10/01/08           325        336,375
    NTL, Inc. Sr. Notes Cl-B
      [STEP]
      9.743%, 02/01/06           125         93,125
    NTL, Inc. Sr. Notes
      [STEP] 144A
      10.64%, 04/01/08         1,375        756,250
      12.375%, 10/01/08          400        224,040
    Pegasus Communications
      Corp. Sr. Notes Cl-B
      9.625%, 10/15/05           425        397,375
    Rogers Cablesystems of
      America, Inc. Sr.
      Notes Cl-B
      10.00%, 03/15/05           250        272,500
    Telewest Communications
      PLC Debs. [STEP]
      10.802%, 10/01/07          800        635,000
    Telewest Communications
      PLC Sr. Notes 144A
      11.25%, 11/01/08           200        210,000
    United International
      Holdings, Inc. Sr.
      Disc. Notes Cl-B
      [STEP]
      10.803%, 02/15/08          375        170,625
                                        -----------
                                          4,355,915
                                        -----------
  CAPITAL GOODS -- 0.2%
    Buckeye Cellulos Corp.
      Sr. Sub. Notes
      9.25%, 09/15/08            100        100,750
                                        -----------

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
  CHEMICALS -- 2.0%
    ISP Holdings, Inc. Sr.
      Notes Cl-B
      9.00%, 10/15/03         $  300    $   310,500
    Polymer Group, Inc. Co.
      Guarantee Notes Cl-B
      9.00%, 07/01/07            200        187,000
    Polymer Group, Inc. Co.
      Guarantee Sub. Notes
      Cl-B
      8.75%, 03/01/08            450        418,500
                                        -----------
                                            916,000
                                        -----------
  CLOTHING & APPAREL -- 1.9%
    Boyds Collection Ltd.
      Sr. Sub. Notes 144A
      9.00%, 05/15/08            150        142,500
    GFSI, Inc. Sr. Sub.
      Notes Cl-B
      9.625%, 03/01/07           250        226,250
    Pillowtex Corp. Co.
      Guarantee Notes Cl-B
      9.00%, 12/15/07            325        326,625
    Pillowtex Corp. Sr. Sub.
      Notes
      10.00%, 11/15/06           150        156,750
                                        -----------
                                            852,125
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 0.3%
    Alvey Systems, Inc. Sr.
      Sub. Notes
      11.375%, 01/31/03           50         50,250
    American Business
      Information, Inc. Sr.
      Sub. Notes 144A
      9.50%, 06/15/08            100         81,500
                                        -----------
                                            131,750
                                        -----------
  CONGLOMERATES -- 1.6%
    Eagle-Picher Industries,
      Inc. Co. Guarantee
      Sub. Notes
      9.375%, 03/01/08           350        309,750
    Hermes Europe Railtel BV
      Sr. Notes
      11.50%, 08/15/07           400        410,000
                                        -----------
                                            719,750
                                        -----------
  CONSTRUCTION -- 0.3%
    American Architectural
      Co. Co. Guarantee Sub.
      Notes
      11.75%, 12/01/07            50         42,750
    Building Materials Corp.
      Sr. Notes Cl-B
      8.00%, 10/15/07            100         95,500
                                        -----------
                                            138,250
                                        -----------



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
CONSUMER PRODUCTS & SERVICES -- 6.4%
    Albecca, Inc. Sr. Sub.
      Notes 144A
      10.75%, 08/15/08        $  350    $   327,250
    Amscan Holdings, Inc.
      Sr. Sub. Notes
      9.875%, 12/15/07           175        144,375
    Chattem, Inc. Co.
      Guarantee Sub. Notes
      Cl-B
      8.875%, 04/01/08           400        388,000
    Collins & Aikman Floor
      Coverings Corp. Sr.
      Sub. Notes
      10.00%, 01/15/07           150        152,250
    Collins & Aikman
      Products Corp. Co.
      Guarantee Sr. Sub.
      Notes
      11.50%, 04/15/06           500        501,250
    Diamond Brands
      Operating, Inc. Sr.
      Disc. Debs. [STEP]
      12.83%, 04/15/09            50         21,250
    Diamond Brands
      Operating, Inc. Sr.
      Sub. Notes
      10.125%, 04/15/08          100         92,500
    Glenoit Corp. Co.
      Guarantee Sub. Notes
      11.00%, 04/15/07           175        164,500
    NBTY, Inc. Sr. Sub.
      Notes Cl-B
      8.625%, 09/15/07            50         48,250
    Playtex Family Products
      Corp. Sr. Sub. Notes
      9.00%, 12/15/03            450        459,000
    Playtex Products, Inc.
      Co. Guarantee Sub.
      Notes Cl-B
      8.875%, 07/15/04            50         51,250
    Revlon Consumer Products
      Corp. Sr. Sub. Notes
      8.625%, 02/01/08           550        506,000
    Simmons Co. Sr. Sub.
      Notes
      10.75%, 04/15/06            50         52,250
                                        -----------
                                          2,908,125
                                        -----------
  CONTAINERS & PACKAGING -- 1.0%
    Ball Corp. Sr. Sub.
      Notes 144A
      8.25%, 08/01/08            300        312,750
    Tekni-Plex, Inc. Co.
      Guarantee Sub. Notes
      Cl-B
      9.25%, 03/01/08            150        147,750
                                        -----------
                                            460,500
                                        -----------

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.8%
    Amphenol Corp. Sr. Sub.
      Notes
      9.875%, 05/15/07        $  325    $   323,375
    Viasystems, Inc. Sr.
      Sub. Notes Cl-B
      9.75%, 06/01/07            100         89,000
    WESCO Distribution, Inc.
      Co. Guarantee Notes
      Cl-B
      9.125%, 06/01/08           300        291,000
    WESCO International,
      Inc. Sr. Disc. Notes
      Cl-B [STEP]
      11.131%, 06/01/08          250        133,750
                                        -----------
                                            837,125
                                        -----------
  ENTERTAINMENT & LEISURE -- 2.9%
    AMF Group, Inc. Sr.
      Disc. Notes [STEP]
      10.337%, 03/15/06          137         66,445
    Loews Cineplex
      Entertainment Corp.
      Sr. Sub. Notes 144A
      8.875%, 08/01/08           150        146,250
    Premier Parks, Inc. Sr.
      Disc. Notes [STEP]
      9.163%, 04/01/08         1,125        686,250
    Premier Parks, Inc. Sr.
      Notes
      9.25%, 04/01/06             75         75,375
    Premier Parks, Inc. Sr.
      Notes Cl-A
      12.00%, 08/15/03            50         53,750
    Regal Cinemas, Inc. Sr.
      Sub. Notes 144A
      9.50%, 06/01/08            250        248,750
    Six Flags Theme Parks
      Corp. Sr. Sub. Notes
      Cl-A
      12.25%, 06/15/05            50         54,375
                                        -----------
                                          1,331,195
                                        -----------
  ENVIRONMENTAL SERVICES -- 1.4%
    Allied Waste Industries,
      Inc. Sr. Disc. Notes
      [STEP]
      9.693%, 06/01/07           575        434,125
    Allied Waste North
      America, Inc. Co.
      Guarantee Notes
      10.25%, 12/01/06           200        219,500
                                        -----------
                                            653,625
                                        -----------
  EQUIPMENT SERVICES -- 0.1%
    Coinmach Corp. Sr. Notes
      Cl-D
      11.75%, 11/15/05            50         51,875
                                        -----------




---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
  FARMING & AGRICULTURE -- 0.1%
    Dimon, Inc. Sr. Notes
      8.875%, 06/01/06        $   50    $    47,250
                                        -----------
  FINANCIAL -- BANK & TRUST -- 1.1%
    GS Escrow Corp. Sr.
      Notes 144A
      7.125%, 08/01/05           500        501,605
                                        -----------
  FINANCIAL SERVICES -- 0.3%
    ContiFinancial Corp. Sr.
      Notes
      8.125%, 04/01/08           150         92,250
    PX Escrow Corp. Sr.
      Disc. Notes [STEP]
      144A
      9.449%, 02/01/06           100         54,500
                                        -----------
                                            146,750
                                        -----------
  FOOD -- 3.7%
    Ameriserv Food
      Distributor, Inc. Co.
      Guarantee Sub. Notes
      8.875%, 10/15/06            50         44,250
      10.125%, 07/15/07          325        271,375
    Aurora Foods, Inc. Sr.
      Sub. Notes Cl-B
      9.875%, 02/15/07            50         53,625
      8.75%, 07/01/08            125        130,000
    Di Giorgio Corp. Sr.
      Notes Cl-B
      10.00%, 06/15/07           150        137,250
    Eagle Family Foods, Inc.
      Co. Guarantee Notes
      Cl-B
      8.75%, 01/15/08            250        222,500
    International Home
      Foods, Inc. Sr. Sub.
      Notes
      10.375%, 11/01/06          450        477,000
    Jitney-Jungle Stores,
      Inc. Sr. Sub. Notes
      10.375%, 09/15/07          150        143,250
    Nebco Evans Holding Co.
      Sr. Disc. Notes [STEP]
      10.875%, 07/15/07          125         59,375
    Stater Brothers
      Holdings, Inc. Sr.
      Sub. Notes
      9.00%, 07/01/04            150        134,250
                                        -----------
                                          1,672,875
                                        -----------
  FURNITURE -- 0.3%
    Sealy Mattress Co. Co.
      Guarantee Sub. Notes
      Cl-B [STEP]
      9.979%, 12/15/07           150         84,750
    Sealy Mattress Co. Sr.
      Sub. Notes Cl-B
      9.875%, 12/15/07            50         45,250
                                        -----------
                                            130,000
                                        -----------

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
  HEALTHCARE SERVICES -- 3.6%
    Alliance Imaging, Inc.
      Sr. Sub. Notes
      9.625%, 12/15/05        $  125    $   115,000
    Everest Healthcare
      Services, Inc. Co.
      Guarantee Sub. Notes
      9.75%, 05/01/08            225        208,688
    Fisher Scientific
      International, Inc.
      Sr. Sub. Notes
      9.00%, 02/01/08            375        361,875
    Hudson Respiratory Care,
      Inc. Sr. Sub. Notes
      9.125%, 04/15/08           150        100,500
    Tenet Healthcare Corp.
      Sr. Notes 144A
      7.625%, 06/01/08           100         97,902
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      8.00%, 01/15/05            150        152,616
      8.625%, 01/15/07           100        104,000
    Tenet Healthcare Corp.
      Sr. Sub. Notes 144A
      8.125%, 12/01/08           500        512,500
                                        -----------
                                          1,653,081
                                        -----------
  INDUSTRIAL PRODUCTS -- 1.6%
    Continental Global
      Group, Inc. Sr. Notes
      Cl-B
      11.00%, 04/01/07           100         80,500
    Grove Worldwide, Inc.
      LLC Sr. Sub. Notes
      144A
      9.25%, 05/01/08            175        153,125
    International Utility
      Structures, Inc. Sr.
      Sub. Notes
      10.75%, 02/01/08            50         42,750
    ISG Resources, Inc. Sr.
      Sub. Notes
      10.00%, 04/15/08           300        301,500
    MMI Products, Inc. Sr.
      Sub. Notes Cl-B
      11.25%, 04/15/07           150        156,750
                                        -----------
                                            734,625
                                        -----------
  MACHINERY & EQUIPMENT -- 0.7%
    Anchor Lamina, Inc. Sr.
      Sub. Notes
      9.875%, 02/01/08            75         59,625
    Clark Materials Handling
      Corp. Co. Guarantee
      Sr. Sub. Notes
      10.75%, 11/15/06           150        152,625



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF FEDERATED
HIGH YIELD BOND FUND

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    Columbus McKinnon Corp.
      Co. Guarantee Sub.
      Notes
      8.50%, 04/01/08         $   50    $    46,750
    National Equipment
      Services, Inc. Sr.
      Sub. Notes
      10.00%, 11/30/04            50         46,250
                                        -----------
                                            305,250
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    CONMED Corp. Co.
      Guarantee Sr. Sub.
      Notes
      9.00%, 03/15/08            325        307,125
    Dade International, Inc.
      Sr. Sub. Notes Cl-B
      11.125%, 05/01/06          325        349,375
                                        -----------
                                            656,500
                                        -----------
  METALS & MINING -- 1.9%
    AEI Holding Co. Sr.
      Notes 144A
      10.00%, 11/15/07           250        226,250
    AK Steel Corp. Sr. Notes
      9.125%, 12/15/06           200        209,000
    Euramax International
      PLC Sr. Sub. Notes
      11.25%, 10/01/06           100         93,500
    Metals USA, Inc. Co.
      Guarantee Sr. Sub.
      Notes
      8.625%, 02/15/08           275        221,375
    Neenah Corp. Sr. Sub.
      Notes Cl-B
      11.125%, 05/01/07           50         51,250
    Ryerson Tull, Inc. Notes
      8.50%, 07/15/01             50         53,714
                                        -----------
                                            855,089
                                        -----------
  OFFICE EQUIPMENT -- 0.1%
    United Stationers
      Supply, Inc. Sr. Sub.
      Notes
      8.375%, 04/15/08            50         50,000
                                        -----------
  OIL & GAS -- 4.0%
    Chiles Offshore LLC
      Corp. Co. Guarantee
      Sub. Notes
      10.00%, 05/01/08           175        142,625
    Continental Resources,
      Inc. Sr. Sub. Notes
      144A
      10.25%, 08/01/08           300        241,500
    Dailey International,
      Inc. Co. Guarantee Sr.
      Sub. Notes Cl-B
      9.50%, 02/15/08            300        127,500
    Forcenergy, Inc. Sr.
      Sub. Notes
      8.50%, 02/15/07            300        220,500

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
    Houston Exploration Co.
      Sr. Sub. Notes Cl-B
      8.625%, 01/01/08        $  200    $   193,000
    KCS Energy, Inc. Co.
      Guarantee Sr. Sub.
      Notes
      8.875%, 01/15/08           250        166,250
    Nuevo Energy Co.
      Co. Guarantee Sr. Sub.
      Notes Cl-B
      8.875%, 06/01/08           200        199,000
    Pride Petroleum
      Services, Inc. Sr.
      Notes
      9.375%, 05/01/07           350        329,000
    Universal Compression,
      Inc. Sr. Disc. Notes
      [STEP]
      9.665%, 02/15/08           325        186,875
                                        -----------
                                          1,806,250
                                        -----------
  PRINTING & PUBLISHING -- 1.0%
    Garden State Newspapers,
      Inc. Sr. Sub. Notes
      Cl-B
      8.75%, 10/01/09            150        144,750
    Hollinger International
      Publishing Co.
      Co. Guarantee Sr. Sub.
      Notes
      9.25%, 02/01/06            125        131,250
      9.25%, 03/15/07             50         52,250
    Ziff-Davis, Inc. Sr.
      Sub. Notes
      8.50%, 05/01/08            150        128,250
                                        -----------
                                            456,500
                                        -----------
  REAL ESTATE -- 1.1%
    HMH Properties Co.
      Guarantee Sr. Notes
      Cl-B
      7.875%, 08/01/08           500        485,000
                                        -----------
  RETAIL & MERCHANDISING -- 1.1%
    Community Distributors,
      Inc. Co. Guarantee
      Notes Cl-B
      10.25%, 10/15/04            50         47,250
    Meyer, (Fred), Inc. Co.
      Guarantee Sub. Notes
      7.45%, 03/01/08            450        473,238
                                        -----------
                                            520,488
                                        -----------
  TELECOMMUNICATIONS -- 21.4%
    American Cellular Corp.
      Sr. Notes 144A
      10.50%, 05/15/08           250        238,750
    Arch Communications,
      Inc. Sr. Notes 144A
      12.75%, 07/01/07           150        129,750



---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    Call-Net Enterprises,
      Inc. Sr. Disc. Notes
      [STEP]
      8.949%, 08/15/07        $  425    $   272,000
      9.441%, 08/15/08           425        242,250
    e.spire Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      10.741%, 11/01/05          200        149,000
    ICG Holdings, Inc. Co.
      Guarantee Sr. Disc.
      Notes [STEP]
      11.284%, 05/01/06          175        122,937
      9.644%, 03/15/07           200        121,000
    Intermedia
      Communications, Inc.
      Sr. Disc. Notes [STEP]
      9.733%, 05/15/06           100         76,500
    Intermedia
      Communications, Inc.
      Sr. Disc. Notes Cl-B
      [STEP]
      9.625%, 07/15/07           250        167,500
    Intermedia
      Communications, Inc.
      Sr. Notes Cl-B
      8.875%, 11/01/07            50         48,000
      8.60%, 06/01/08            275        260,562
    IXC Communications, Inc.
      Sr. Sub. Notes
      9.00%, 04/15/08            425        420,750
    Level 3 Communications,
      Inc. Sr. Notes
      9.125%, 05/01/08           900        852,750
    McLeodUSA, Inc. Sr.
      Disc. Notes [STEP]
      10.092%, 03/01/07          525        380,625
    McLeodUSA, Inc. Sr.
      Notes
      8.375%, 03/15/08           150        145,500
    MetroNet Communications
      Corp. Sr. Disc. Notes
      [STEP]
      11.588%, 11/01/07          150         90,000
      10.844%, 06/15/08          800        436,000
    Millicom International
      Cellular SA Sr. Disc.
      Notes [STEP]
      10.762%, 06/01/06          200        119,000
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      10.361%, 09/15/07          500        297,500
      11.01%, 02/15/08           900        495,000
    Nextel International,
      Inc. Sr. Disc. Notes
      [STEP]
      12.125%, 04/15/08           50         18,625
    NEXTLINK Communications,
      Inc.
      Sr. Notes
      9.00%, 03/15/08            150        137,250

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
    Orange PLC Sr. Notes
      8.00%, 08/01/08         $  300    $   292,500
    Paging Network, Inc. Sr.
      Sub. Notes
      10.125%, 08/01/07           50         49,500
      10.00%, 10/15/08           325        318,500
    Pathnet, Inc. Sr. Notes
      12.25%, 04/15/08           100         72,000
    PSINet, Inc. Sr. Notes
      144A
      11.50%, 11/01/08           125        129,375
    PSINet, Inc. Sr. Notes
      Cl-B
      10.00%, 02/15/05           325        319,312
    Qwest Communications
      International, Inc.
      Sr. Disc. Notes [STEP]
      8.243%, 10/15/07           700        542,500
    Qwest Communications
      International, Inc.
      Sr. Notes Cl-B
      10.875%, 04/01/07           50         58,125
    Qwest Communications
      International, Inc.
      144A
      7.50%, 11/01/08            400        407,500
    Rogers Cantel, Inc. Sr.
      Sub. Notes
      8.80%, 10/01/07            225        210,937
    Sitel Corp. Co.
      Guarantee Sub. Notes
      9.25%, 03/15/06            225        195,188
    Telecommunications
      Techniques Co. Sr.
      Sub. Notes 144A
      9.75%, 05/15/08            400        334,000
    Telesystem International
      Wireless, Inc. Sr.
      Disc. Notes Cl-B
      [STEP]
      11.342%, 06/30/07          225         75,375
    Telesystem International
      Wireless, Inc. Sr.
      Disc. Notes Cl-C
      [STEP]
      10.352%, 11/01/07           75         21,375
    Teligent, Inc. Sr. Notes
      11.50%, 12/01/07           375        305,625
    Triton Communications
      LLC Sr. Disc. Notes
      [STEP]
      13.901%, 05/01/08          525        203,438
    US Xchange LLC Sr. Notes
      144A
      15.00%, 07/01/08           100        100,250
    Viacom, Inc. Sub. Debs.
      8.00%, 07/07/06            775        804,063
    Viatel, Inc. Sr. Disc.
      Notes [STEP]
      11.473%, 04/15/08           50         23,750



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF FEDERATED
HIGH YIELD BOND FUND


---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
    Viatel, Inc. Sr. Notes
      11.25%, 04/15/08        $   75    $    67,125
                                        -----------
                                          9,751,687
                                        -----------
  TRANSPORTATION -- 2.7%
    Allied Holdings, Inc.
      Notes Cl-B
      8.625%, 10/01/07           150        146,250
    Ameritruck Distribution
      Corp. Sr. Sub. Notes
      144A+
      12.25%, 11/15/05            50          3,250
    Gearbulk Holding Ltd.
      Sr. Notes
      11.25%, 12/01/04           300        311,250
    Holt Group Sr. Notes
      144A
      9.75%, 01/15/06            100         66,500
    Oshkosh Truck Corp. Co.
      Guarantee Notes
      8.75%, 03/01/08            100         93,500
    Stena AB Sr. Notes
      10.50%, 12/15/05           350        358,750
      8.75%, 06/15/07            200        185,000
    Stena Line AB Sr. Notes
      10.625%, 06/01/08          100         87,500
                                        -----------
                                          1,252,000
                                        -----------
  UTILITIES -- 1.8%
    El Paso Electric Co.
      First Mtge. Cl-E
      9.40%, 05/01/11            300        342,099
    Niagara Mohawk Power
      Corp. Sr. Disc. Notes
      Cl-H [STEP]
      7.788%, 07/01/10           650        473,239
                                        -----------
                                            815,338
                                        -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $43,736,499)                     40,827,523
                                        -----------
                              SHARES
                              ------
COMMON STOCK -- 0.0%
  TELECOMMUNICATIONS
    Pathnet, Inc. Warrants*
  (Cost $0)                      100          2,500
                                        -----------
PREFERRED STOCK -- 3.0%
  BROADCASTING -- 1.2%
    Benedek Communications
      Corp.
      11.50% [PIK]               100         84,500
    Cumulus Media, Inc. Cl-A
      13.75%                     103        105,575
    SFX Broadcasting, Inc.
      Cl-E
      12.625% [PIK]              500         58,750
    Sinclair Capital Cl-A
      $11.625                  3,100        311,550
                                        -----------
                                            560,375
                                        -----------

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  FOOD -- 0.1%
    Nebco Evans Holding Co.
      11.25% [PIK]               579    $    29,240
                                        -----------
  HEALTHCARE SERVICES -- 0.1%
    River Holding Corp. Cl-B
      11.50% [PIK]               530         23,585
                                        -----------
  PRINTING & PUBLISHING -- 0.9%
    Primedia, Inc. Cl-F
      $9.20                    2,250        223,875
    Primedia, Inc. Cl-H
      8.625%                   2,250        205,875
                                        -----------
                                            429,750
                                        -----------
  TELECOMMUNICATIONS -- 0.1%
    Nextel Communications,
      Inc. Cl-E
      11.125% [PIK]               25         20,625
    Viatel, Inc. Cl-A
      10.00% [PIK]                62          3,336
                                        -----------
                                             23,961
                                        -----------
  UTILITIES -- 0.6%
    Texas Utilities Co.
      9.25%                    5,000        267,345
                                        -----------
TOTAL PREFERRED STOCK
  (Cost $1,408,250)                       1,334,256
                                        -----------
                               PAR
                              (000)
                              ------
REPURCHASE AGREEMENTS -- 10.3%
  Greenwich Capital Markets,
    Inc., 5.35%, dated
    10/30/98, maturing
    11/02/98, repurchase
    price $4,701,095
    (Collateralized by U.S.
    Treasury Notes, par
    value $4,540,000, market
    value $4,793,956, due
    10/31/00)
  (Cost $4,699,000)           $4,699      4,699,000
                                        -----------
TOTAL INVESTMENTS -- 102.8%
  (Cost $49,843,749)                     46,863,279
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.8%)                       (1,254,877)
                                        -----------
NET ASSETS -- 100.0%                    $45,608,402
                                        ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
+ Illiquid security. At the end of the year this security amounted to 0.01% of net assets.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 14.8% of net assets.
See Notes to Financial Statements.




ASAF ROBERTSON STEPHENS
VALUE + GROWTH FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 98.1%
  BUSINESS SERVICES -- 1.5%
    Robert Half
      International, Inc.*     7,491    $   300,548
                                        -----------
  CLOTHING & APPAREL -- 2.0%
    Nike, Inc. Cl-B            9,100        397,556
                                        -----------
  COMPUTER HARDWARE -- 7.0%
    3Com Corp.*               11,655        420,308
    Compaq Computer Corp.     22,350        706,819
    Gateway 2000, Inc.*        4,285        239,157
                                        -----------
                                          1,366,284
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 20.4%
    BMC Software, Inc.*        7,525        361,670
    Cisco Systems, Inc.*       6,400        403,200
    CompUSA, Inc.*            32,010        444,139
    Electronic Arts, Inc.*    11,275        463,684
    Ingram Micro, Inc.
      Cl-A*                    8,765        398,807
    Microsoft Corp.*           8,335        882,468
    National Data Corp.       10,240        346,880
    Oracle Corp.*             15,535        459,253
    Tech Data Corp.*           6,565        258,497
                                        -----------
                                          4,018,598
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.5%
    Tandy Corp.                8,800        436,150
    Texas Instruments, Inc.   10,110        646,408
                                        -----------
                                          1,082,558
                                        -----------
  ENTERTAINMENT & LEISURE -- 2.7%
    Time Warner, Inc.          5,760        534,600
                                        -----------
  FINANCIAL -- BANK & TRUST -- 2.4%
    MBNA Corp.                13,025        297,133
    Mellon Bank Corp.          3,000        180,375
                                        -----------
                                            477,508
                                        -----------
  FINANCIAL SERVICES -- 5.5%
    Household
      International, Inc.     12,565        459,408
    Merrill Lynch & Co.,
      Inc.                    10,603        628,228
                                        -----------
                                          1,087,636
                                        -----------
  FOOD -- 3.2%
    Safeway, Inc.*            13,285        635,189
                                        -----------
  HEALTHCARE
    SERVICES -- 4.1%
    Omnicare, Inc.            14,280        493,553
    United Healthcare Corp.    7,100        309,294
                                        -----------
                                            802,847
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Becton Dickinson & Co.     4,925        207,466
                                        -----------

                             SHARES        VALUE
---------------------------------------------------
---------------------------------------------------
  OFFICE EQUIPMENT -- 2.4%
    Staples, Inc.*            14,460    $   471,758
                                        -----------
  PHARMACEUTICALS -- 8.2%
    Lilly, (Eli) & Co.         7,070        572,228
    McKesson Corp.             7,250        558,250
    Merck & Co., Inc.          3,625        490,281
                                        -----------
                                          1,620,759
                                        -----------
  RAILROADS -- 0.8%
    Kansas City Southern
      Industries, Inc.         4,000        154,500
                                        -----------
  RETAIL & MERCHANDISING -- 15.5%
    Bed, Bath & Beyond,
      Inc.*                   15,700        432,731
    Best Buy Co., Inc.*        9,805        470,640
    Costco Companies, Inc.*    9,640        547,070
    CVS Corp.                 12,627        576,896
    Starbucks Corp.*           5,676        246,197
    Wal-Mart Stores, Inc.      4,205        290,145
    Walgreen Co.               9,930        483,467
                                        -----------
                                          3,047,146
                                        -----------
  SEMICONDUCTORS -- 10.7%
    Intel Corp.               12,620      1,125,546
    Micron Technology,
      Inc.*                   25,710        976,980
                                        -----------
                                          2,102,526
                                        -----------
  TELECOMMUNICATIONS --5.0%
    Comcast Corp. Cl-A         6,345        313,284
    MCI WorldCom, Inc.*       12,265        677,641
                                        -----------
                                            990,925
                                        -----------
TOTAL COMMON STOCK
  (Cost $18,034,734)                     19,298,404
                                        -----------
SHORT-TERM INVESTMENTS -- 3.3%
    Temporary Investment
      Cash Fund              323,173        323,173
    Temporary Investment
      Fund                   323,172        323,172
                                        -----------
  (Cost $646,345)                           646,345
                                        -----------
TOTAL INVESTMENTS -- 101.4%
  (Cost $18,681,079)                     19,944,749
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.4%)                         (273,627)
                                        -----------
NET ASSETS -- 100.0%                    $19,671,122
                                        ===========

-------------------------------------------------------

* Non-income producing securities.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


ASAF LORD ABBETT
GROWTH AND INCOME FUND

----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
COMMON STOCK -- 91.2%
  AEROSPACE -- 0.4%
    United Technologies
      Corp.                     1,500    $   142,875
                                         -----------
  AUTOMOBILE MANUFACTURERS -- 2.3%
    Ford Motor Co.              7,000        379,750
    General Motors Corp.        6,000        378,375
                                         -----------
                                             758,125
                                         -----------
  BROADCASTING -- 1.1%
    CBS Corp.                  13,000        363,187
                                         -----------
  CHEMICALS -- 0.9%
    Du Pont, (E.I.) de
      Nemours & Co.             5,000        287,500
                                         -----------
  CLOTHING & APPAREL -- 1.0%
    VF Corp.                    8,000        334,500
                                         -----------
  COMPUTER HARDWARE --5.1%
    EMC Corp.*                  5,000        321,875
    International Business
      Machines Corp.            7,000      1,039,062
    Seagate Technology,
      Inc.*                    12,000        316,500
                                         -----------
                                           1,677,437
                                         -----------
  COMPUTER SERVICES & SOFTWARE -- 2.5%
    First Data Corp.           12,000        318,000
    Sun Microsystems,
      Inc.*                     9,000        524,250
                                         -----------
                                             842,250
                                         -----------
  CONGLOMERATES -- 1.9%
    Philip Morris
      Companies, Inc.          12,000        613,500
                                         -----------
  CONSUMER PRODUCTS & SERVICES -- 2.4%
    Eastman Kodak Co.           8,000        620,000
    Fortune Brands, Inc.        5,000        165,312
                                         -----------
                                             785,312
                                         -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.2%
    Emerson Electric Co.       14,000        924,000
    Texas Instruments,
      Inc.                      7,000        447,563
                                         -----------
                                           1,371,563
                                         -----------
  ENTERTAINMENT & LEISURE -- 0.5%
    Time Warner, Inc.           2,000        185,625
                                         -----------
  ENVIRONMENTAL SERVICES -- 2.8%
    Browning-Ferris
      Industries, Inc.          5,000        177,187
    Waste Management, Inc.     16,000        722,000
                                         -----------
                                             899,187
                                         -----------

                               SHARES          VALUE
----------------------------------------------------
----------------------------------------------------
  FINANCIAL -- BANK & TRUST -- 6.2%
    Banc One Corp.              8,000    $   391,000
    BankAmerica Corp.           6,000        344,625
    Chase Manhattan Corp.       8,000        454,500
    First Union Corp.           8,000        464,000
    Mellon Bank Corp.           6,000        360,750
                                         -----------
                                           2,014,875
                                         -----------
  FINANCIAL SERVICES -- 4.6%
    Citigroup, Inc.            10,000        470,625
    Morgan Stanley, Dean
      Witter & Co.              7,000        453,250
    Providian Financial
      Corp.                     1,500        119,062
    Washington Mutual,
      Inc.                     12,000        449,250
                                         -----------
                                           1,492,187
                                         -----------
  FOOD -- 5.2%
    Bestfoods, Inc.             8,000        436,000
    Heinz, (H.J.) Co.          10,000        581,250
    Ralston Purina Group       20,000        667,500
                                         -----------
                                           1,684,750
                                         -----------
  HEALTHCARE SERVICES -- 1.0%
    Columbia HCA
      Healthcare Corp.         15,000        315,000
                                         -----------
  INSURANCE -- 7.8%
    American General Corp.     11,000        753,500
    Chubb Corp.                 7,000        430,500
    CIGNA Corp.                 5,000        364,688
    Jefferson-Pilot Corp.       7,000        425,250
    St. Paul Companies,
      Inc.                      5,000        165,625
    Transamerica Corp.          4,000        416,000
                                         -----------
                                           2,555,563
                                         -----------
  MACHINERY & EQUIPMENT -- 1.6%
    Deere & Co.                15,000        530,625
                                         -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.5%
    Baxter International,
      Inc.                      8,000        479,500
                                         -----------
  OIL & GAS -- 8.3%
    British Petroleum Co.
      PLC [ADR]                 8,000        707,500
    Coastal Corp.              12,000        423,000
    Mobil Corp.                10,000        756,875
    Occidental Petroleum
      Corp.                    12,000        238,500
    Total SA [ADR]             10,000        585,000
                                         -----------
                                           2,710,875
                                         -----------




----------------------------------------------------
                               SHARES          VALUE
----------------------------------------------------
PAPER & FOREST PRODUCTS -- 2.8%
    Bowater, Inc.               8,000    $   326,500
    Champion International
      Corp.                     8,000        255,500
    Fort James Corp.            4,000        161,250
    Georgia Pacific Timber
      Group                     7,000        155,313
                                         -----------
                                             898,563
                                         -----------
  PHARMACEUTICALS -- 4.2%
    American Home Products
      Corp.                    13,000        633,750
    Pharmacia & Upjohn,
      Inc.                     10,000        529,375
    SmithKline Beecham PLC
      [ADR]                     2,000        127,500
    Warner-Lambert Co.            900         70,538
                                         -----------
                                           1,361,163
                                         -----------
  PRINTING & PUBLISHING -- 1.4%
    Dow Jones & Co., Inc.      10,000        458,125
                                         -----------
  RETAIL & MERCHANDISING -- 4.4%
    May Department Stores
      Co.                      10,000        610,000
    Wal-Mart Stores, Inc.      12,000        828,000
                                         -----------
                                           1,438,000
                                         -----------
  TELECOMMUNICATIONS -- 10.1%
    Alltel Corp.               10,000        468,125
    AT&T Corp.                 16,000        996,000
    Bell Atlantic Corp.        12,000        637,500
    MCI WorldCom, Inc.*        10,000        552,500
    SBC Communications,
      Inc.                     14,000        648,375
                                         -----------
                                           3,302,500
                                         -----------

                               SHARES          VALUE
----------------------------------------------------
----------------------------------------------------
  UTILITIES -- 7.0%
    Carolina Power & Light
      Co.                      12,000    $   550,500
    Duke Energy Corp.           8,000        517,500
    FirstEnergy Corp.          16,000        480,000
    Florida Progress Corp.     10,000        419,375
    FPL Group, Inc.             5,000        312,813
                                         -----------
                                           2,280,188
                                         -----------
TOTAL COMMON STOCK
  (Cost $28,870,940)                      29,782,975
                                         -----------
PREFERRED STOCK -- 2.3%
  INSURANCE -- 1.3%
    Aetna, Inc. CI-C
      6.25% [CVT]               6,000        429,000
                                         -----------
  UTILITIES -- 1.0%
    Houston Industries,
      Inc. 7.00% [CVT]          4,000        324,250
                                         -----------
TOTAL PREFERRED STOCK
  (Cost $726,354)                            753,250
                                         -----------
SHORT-TERM INVESTMENTS -- 9.5%
    Temporary Investment
      Cash Fund             1,551,958      1,551,958
    Temporary Investment
      Fund                  1,551,958      1,551,958
                                         -----------
  (Cost $3,103,916)                        3,103,916
                                         -----------
TOTAL INVESTMENTS -- 103.0%
  (Cost $32,701,210)                      33,640,141
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (3.0%)                          (988,913)
                                         -----------
NET ASSETS -- 100.0%                     $32,651,228
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


ASAF JANUS
OVERSEAS GROWTH FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
FOREIGN STOCK -- 75.2%
  ARGENTINA -- 0.0%
    Disco SA [ADR]*
      (Food)                       55   $       808
    Telefonica de Argentina
      SA Cl-B [ADR]
      (Telecommunications)        610        20,168
                                        -----------
                                             20,976
                                        -----------
  AUSTRIA -- 0.1%
    Bank Austria AG
      (Financial-Bank &
      Trust)                    1,164        63,334
                                        -----------
  BRAZIL -- 0.2%
    Telecomunicacoes
      Brasileiras SA [ADR]
      (Telecommunications)        170        12,920
    Telecomunicacoes
      Brasileiras SA Pfd.
      [ADR]
      (Telecommunications)      1,130        85,809
                                        -----------
                                             98,729
                                        -----------
  CANADA -- 0.4%
    Newcourt Credit Group,
      Inc.
      (Financial Services)      5,740       188,702
                                        -----------
  CHILE -- 0.1%
    Cia de
      Telecomunicaciones de
      Chile SA [ADR]
      (Telecommunications)      1,005        22,047
                                        -----------
  DENMARK -- 0.2%
    BG Bank AS
      (Financial -- Bank &
      Trust)                       62         3,594
    Ratin AS Cl-B
      (Environmental
      Services)                   396        67,954
    SAS Danmark AS
      (Airlines)                  177         2,499
    Unidanmark AS Cl-A
      (Financial Services)         66         5,032
                                        -----------
                                             79,079
                                        -----------
  FINLAND -- 3.9%
    Nokia Corp. Cl-A [ADR]
      (Telecommunications)      5,210       484,856
    Nokia Oyj Cl-A
      (Telecommunications)     11,344     1,032,319
    Raisio Group PLC
      (Farming &
      Agriculture)              1,525        20,582
    Sampo Insurance Co. Ltd.
      Cl-A
      (Insurance)               2,912        90,740
    Tieto Corp. Cl-B
      (Computer Services &
      Software)                 3,473       100,708
                                        -----------
                                          1,729,205
                                        -----------

                               SHARES         VALUE
---------------------------------------------------
---------------------------------------------------
  FRANCE -- 8.4%
    Alcatel
      (Telecommunications)        199   $    22,167
    Alcatel SA [ADR]
      (Telecommunications)        840        18,480
    Atos SA*
      (Computer Services &
      Software)                   780       147,104
    Cap Gemini SA
      (Computer Services &
      Software)                 3,790       569,501
    Cap Gemini SA 144A
      (Computer Services &
      Software)                   236        35,462
    Castorama Dubois
      (Retail &
      Merchandising)              290        51,718
    Cie des Signaux SA
      (Electronic Components
      & Equipment)                 21         1,436
    Compagnie Francaise
      d'Etudes et de
      Construction Technip
      (Construction)               40         4,067
    Equant NV*
      (Computer Services &
      Software)                   791        34,277
    Groupe Danone
      (Food)                    1,205       318,550
    Jet Multimedia
      (Business Services)         266        42,076
    Lagardere S.C.A.
      (Business Services)       1,570        63,174
    Renault SA
      (Automobile
      Manufacturers)            4,112       175,746
    Rhone-Poulenc Cl-A
      (Chemicals)               3,353       153,263
    Sanofi SA
      (Medical Supplies &
      Equipment)                  722       113,038
    Societe Nationale Elf
      Aquitaine SA
      (Oil & Gas)                 474        54,848
    STMicroelectronics NV*
      (Electronic Components
      & Equipment)              1,220        74,191
    Suez Lyonnaise des Eaux
      (Construction)            3,281       587,487
    Total SA Cl-B
      (Oil & Gas)                 466        53,754
    Valeo SA
      (Automotive Parts)          373        32,287
    Valeo SA 144A
      (Automotive Parts)        1,902       164,636
    Vivendi
      (Environmental
      Services)                 4,651     1,062,128
                                        -----------
                                          3,779,390
                                        -----------




---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
  GERMANY --7.2%
    Bayerische Hypo-Und
      Vereinsbank AG
      (Financial-Bank &
      Trust)                    1,012   $    80,658
    Deutsche Pfandbrief &
      Hypothekenbank AG
      (Financial-Bank &
      Trust)                    8,089       649,589
    Deutsche Telekom AG
      (Telecommunications)        381        10,306
    Ergo Versicherungs
      Gruppe AG
      (Insurance)                 106        17,281
    Hoechst AG
      (Chemicals)               2,002        83,528
    Mannesmann AG
      (Industrial Products)    11,751     1,138,077
    Marschollek,
      Lautenschlaeger und
      Partner AG Non-Voting
      Pfd.
      (Insurance)                 210       106,891
    Merck KGaA
      (Pharmaceuticals)           263        10,719
    MobilCom AG
      (Telecommunications)        334        97,809
    Muenchener
      Rueckversicherung AG
      Rights*
      (Insurance)                   4         1,811
    Muenchener
      Rueckversicherung AG
      Warrants*
      (Insurance)                   4           171
    Porsche AG Pfd.
      (Automobile
      Manufacturers)              295       525,456
    SAP AG Pfd.
      (Computer Services &
      Software)                   913       444,322
    Veba AG
      (Utilities)                 945        51,867
                                        -----------
                                          3,218,485
                                        -----------
  GREECE -- 0.1%
    STET Hellas
      Telecommunications SA
      [ADR]*
      (Telecommunications)      1,185        31,106
                                        -----------
  HONG KONG -- 0.4%
    China Telecom Ltd.
      (Telecommunications)     99,000       185,965
                                        -----------
  IRELAND -- 2.1%
    Elan Corp. PLC [ADR]*
      (Pharmaceuticals)        13,286       930,850
                                        -----------

                               SHARES         VALUE
---------------------------------------------------
---------------------------------------------------
  ITALY -- 2.3%
    Banca Commerciale Italia
      NA
      (Financial-Bank &
      Trust)                   22,481   $   139,014
    Banca di Roma
      (Financial-Bank &
      Trust)                  142,692       249,114
    Telecom Italia Mobile
      SPA
      (Telecommunications)     73,880       429,110
    Telecom Italia SPA
      (Telecommunications)     27,762       200,818
    Unicredito Italiano SPA
      (Financial-Bank &
      Trust)                    1,917        10,298
                                        -----------
                                          1,028,354
                                        -----------
  JAPAN -- 8.6%
    Bridgestone Corp.
      (Automotive Parts)        3,000        66,036
    Honda Motor Co. Ltd.
      (Automobile
      Manufacturers)            1,000        30,036
    Ito-Yokado Co. Ltd.
      (Food)                    5,000       291,779
    Kao Corp.
      (Consumer Products &
      Services)                32,000       648,093
    Kirin Brewery Co. Ltd.
      (Beverages)              36,000       392,357
    Nippon Telegraph &
      Telephone Corp.
      (Telecommunications)         75       586,991
    NTT Mobile Communication
      Network, Inc.
      (Telecommunications)         27       975,486
    Rohm Co. Ltd.
      (Electronic Components
      & Equipment)              1,000        88,392
    Sony Corp.
      (Electronic Components
      & Equipment)              3,200       203,216
    Takeda Chemical
      Industries Ltd.
      (Pharmaceuticals)        18,000       585,446
                                        -----------
                                          3,867,832
                                        -----------
  KOREA -- 0.5%
    SK Telecom Co. Ltd.
      [ADR]
      (Telecommunications)     21,470       221,409
                                        -----------



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS
OVERSEAS GROWTH FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
  MEXICO -- 0.3%
    Coca-Cola Femsa SA [ADR]
      (Beverages)                 800   $    13,200
    Grupo Televisa SA [GDR]*
      (Broadcasting)            4,130       112,026
                                        -----------
                                            125,226
                                        -----------
  NETHERLANDS -- 8.8%
    AKZO Nobel NV
      (Chemicals)               3,592       139,627
    Equant NV*
      (Computer Services &
      Software)                 1,346        58,888
    Getronics NV
      (Computer Services &
      Software)                12,922       536,203
    Koninklijke Ahold NV
      (Food)                   20,455       680,125
    Koninklijke Ahrend Groep
      NV
      (Office Equipment)          237         4,809
    Royal Philips
      Electronics NV
      (Electronic Components
      & Equipment)              2,731       145,347
    Royal Philips
      Electronics NV [ADR]
      (Electronic Components
      & Equipment)              4,152       227,841
    Simac Techniek NV
      (Electronic Components
      & Equipment)                196        23,507
    Unilever NV
      (Consumer Products &
      Services)                10,848       805,027
    Wolters Kluwer NV
      (Printing &
      Publishing)               6,799     1,317,805
                                        -----------
                                          3,939,179
                                        -----------
  NORWAY -- 0.1%
    Den Norske Bank ASA
      (Financial-Bank &
      Trust)                    1,926         6,767
    Elektronisk
      Databehandling ASA
      (Computer Services &
      Software)                 4,989        14,550
    NCL Holdings ASA*
      (Entertainment &
      Leisure)                 13,245        34,316

                               SHARES         VALUE
---------------------------------------------------
---------------------------------------------------
    SAS Norge ASA Cl-B
      (Airlines)                  231   $     2,413
    Storebrand ASA
      (Insurance)                 451         3,518
                                        -----------
                                             61,564
                                        -----------
  PORTUGAL -- 0.0%
    Cimpor-Cimentos de
      Portugal SA
      (Building Materials)        502        17,367
                                        -----------
  SPAIN -- 2.0%
    Banco Bilbao Vizcaya SA
      (Financial-Bank &
      Trust)                   12,336       166,093
    Banco Central
      Hispanoamericano SA
      (Financial-Bank &
      Trust)                    6,140        67,659
    Corporacion Bancaria de
      Espana SA
      (Financial-Bank &
      Trust)                    3,332        72,370
    Endesa SA
      (Utilities)               5,143       129,381
    Prosegur, CIA de
      Seguridad SA
      (Consumer Products &
      Services)                 5,965        72,071
    Tele Pizza SA*
      (Restaurants)             1,947        15,867
    Telefonica SA
      (Telecommunications)      6,182       278,619
    Telefonica SA [ADR]
      (Telecommunications)        856       117,219
                                        -----------
                                            919,279
                                        -----------
  SWEDEN -- 4.4%
    Assa Abloy AB Cl-B
      (Metals & Mining)        14,571       579,719
    Astra AB Cl-A
      (Pharmaceuticals)         6,158        99,655
    Electrolux AB Cl-B
      (Consumer Products &
      Services)                12,934       194,419
    Ericsson, (L.M.)
      Telephone Co. [ADR]
      (Telecommunications)      8,060       182,358
    Ericsson, (L.M.)
      Telephone Co. Cl-B
      (Telecommunications)        189         4,255
    Ortivus AB Cl-B*
      (Medical Supplies &
      Equipment)                   59           400
    Pharmacia & Upjohn, Inc.
      (Pharmaceuticals)           477        24,348
    SAS Sverige AB
      (Airlines)                  315         3,425




---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
    Securitas AB
      (Consumer Products &
      Services)                65,136   $   799,945
    Skandinaviska Enskilda
      Banken
      (Financial-Bank &
      Trust)                    1,285        12,987
    WM-Data AB Cl-B
      (Computer Services &
      Software)                 2,310        83,926
                                        -----------
                                          1,985,437
                                        -----------
  SWITZERLAND -- 6.3%
    Adecco SA
      (Business Services)         646       257,620
    Julius Baer Holdings AG
      Cl-B
      (Financial-Bank &
      Trust)                        3         9,194
    Kuoni Reisen AG
      (Entertainment &
      Leisure)                     58       207,313
    Nestle SA
      (Food)                      370       786,949
    Schweizerische
     Lebensversicherungs-Und
      Rentenanstalt
      (Insurance)                  80        48,150
    Swisscom AG*
      (Telecommunications)      3,000     1,016,919
    UBS AG
      (Financial-Bank &
      Trust)                      345        94,652
    Zurich Allied AG
      (Financial Services)        682       414,512
                                        -----------
                                          2,835,309
                                        -----------
  UNITED KINGDOM -- 18.8%
    Allied Domecq PLC
      (Beverages)               1,965        18,099
    Amvescap PLC
      (Financial Services)     12,835        98,446
    British Petroleum Co.
      PLC
      (Oil & Gas)               3,395        49,863
    Capita Group PLC
      (Business Services)      52,223       526,935
    COLT Telecom Group PLC*
      (Computer Services &
      Software)                72,991       953,460
    Compass Group PLC
      (Food)                  131,500     1,332,354
    Diageo PLC
      (Consumer Products &
      Services)                 7,887        85,194
    Electrocomponents PLC
      (Electronic Components
      & Equipment)                560         3,707
    Energis PLC*
      (Telecommunications)     15,299       207,533

                               SHARES         VALUE
---------------------------------------------------
---------------------------------------------------
    Glaxo Wellcome PLC
      (Pharmaceuticals)         9,251   $   287,544
    Hays PLC
      (Business Services)      20,234       298,366
    JBA Holdings PLC
      (Computer Services &
      Software)                   380         1,782
    Lloyds TSB Group PLC
      (Financial-Bank &
      Trust)                    5,738        70,870
    Logica PLC
      (Computer Services &
      Software)                10,932       369,361
    Misys PLC
      (Computer Services &
      Software)                 5,236        36,741
    National Westminster
      Bank PLC
      (Financial-Bank &
      Trust)                      580         9,801
    Rentokil Initial PLC
      (Environmental
      Services)               234,429     1,468,322
    Royal & Sun Alliance
      Insurance Group PLC
      (Insurance)                  79           724
    Schroders PLC
      (Financial-Bank &
      Trust)                      790        15,016
    Select Appointments
      Holdings PLC
      (Business Services)       8,341        72,637
    Select Appointments
      Holdings PLC [ADR]
      (Business Services)       3,470        58,990
    SEMA Group PLC
      (Computer Services &
      Software)                15,808       128,133
    Siebe PLC
      (Electronic Components
      & Equipment)             24,964       102,428
    SmithKline Beecham PLC
      (Pharmaceuticals)        53,259       666,273
    SmithKline Beecham PLC
      [ADR]
      (Pharmaceuticals)         3,685       234,919
    Tomkins PLC
      (Conglomerates)          18,357        85,003
    Vodafone Group PLC
      (Telecommunications)     34,075       456,525
    Williams PLC
      (Industrial Products)    75,798       473,166
    WPP Group PLC
      (Advertising)            71,312       354,697
                                        -----------
                                          8,466,889
                                        -----------
TOTAL FOREIGN STOCK
  (Cost $32,446,220)                     33,815,713
                                        -----------



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS
OVERSEAS GROWTH FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
U.S. STOCK -- 2.3%
  PHARMACEUTICALS -- 1.9%
    Pharmacia & Upjohn, Inc.   16,265   $   861,028
                                        -----------
  TELECOMMUNICATIONS -- 0.4%
    Cellular Communications
      International, Inc.*        645        40,090
    Global TeleSystems
      Group, Inc.*              3,896       156,084
                                        -----------
                                            196,174
                                        -----------
TOTAL U.S. STOCK
  (Cost $972,934)                         1,057,202
                                        -----------
                                PAR
                               (000)
                              -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.6%
    Federal Mortgage Corp.
      Disc. Notes
      5.40%, 11/02/98
  (Cost $8,798,680)            $8,800     8,798,680
                                        -----------

TOTAL INVESTMENTS -- 97.1%
(Cost $42,217,834)                       43,671,595
OTHER ASSETS LESS
  LIABILITIES -- 2.9%                     1,285,423
                                        -----------
NET ASSETS -- 100.0%                    $44,957,018
                                        ===========

     -------------------------------------------------------
Foreign currency exchange contracts outstanding at October 31, 1998:

                                                                    UNREALIZED
SETTLEMENT           CONTRACTS TO     IN EXCHANGE    CONTRACTS     APPRECIATION
MONTH        TYPE       RECEIVE           FOR        AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
Nov-98       Buy    DEM     440,000   $   264,501   $   265,724     $   1,223
Dec-98       Buy    DEM   1,150,000       699,279       695,183        (4,096)
Nov-98       Buy    FRF     610,000       109,287       109,763           476
Nov-98       Buy    HKD     145,239        18,751        18,749            (2)
Nov-98       Buy    JPY  75,139,851       638,976       645,341         6,365
Dec-98       Buy    JPY  30,000,000       224,758       258,616        33,858
Apr-99       Buy    JPY   6,000,000        52,329        52,640           311
Nov-98       Buy    NLG     405,000       212,717       217,021         4,304
                                      -----------   -----------     ---------
                                      $ 2,220,598   $ 2,263,037     $  42,439
                                      ===========   ===========     =========

                                                                    UNREALIZED
SETTLEMENT           CONTRACTS TO     IN EXCHANGE    CONTRACTS     APPRECIATION
MONTH        TYPE       DELIVER           FOR        AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
Nov-98       Sell   CHF     143,180   $    96,946   $   105,938     $  (8,992)
Apr-99       Sell   CHF     180,000       135,972       135,161           811
Nov-98       Sell   DEM   1,492,194       882,768       901,299       (18,531)
Dec-98       Sell   DEM   1,600,000       902,112       967,212       (65,100)
Nov-98       Sell   DKK          85            13            14            (1)
Nov-98       Sell   ESP  33,428,307       237,501       237,015           486
Nov-98       Sell   FIM         342            68            68             0
Nov-98       Sell   FRF     610,778       103,145       109,903        (6,758)
Nov-98       Sell   GBP     363,503       594,374       608,512       (14,138)
Apr-99       Sell   GBP   2,751,000     4,620,595     4,569,577        51,018
Nov-98       Sell   JPY  68,000,000       485,553       584,044       (98,491)
Dec-98       Sell   JPY  40,000,000       282,217       344,822       (62,605)
Feb-99       Sell   JPY 245,000,000     2,113,131     2,133,527       (20,396)
Apr-99       Sell   JPY  79,000,000       675,405       693,754       (18,349)
Nov-98       Sell   NLG   2,224,703     1,114,011     1,191,979       (77,968)
Dec-98       Sell   NLG     400,000       200,004       214,553       (14,549)
Nov-98       Sell   NOK      37,983         5,151         5,150             1
Apr-99       Sell   SEK   2,425,000       309,808       312,114        (2,306)
                                      -----------   -----------     ---------
                                      $12,758,774   $13,114,642     $(355,868)
                                      ===========   ===========     =========

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.5% of net assets.

See Notes to Financial Statements.




ASAF MARSICO
CAPITAL GROWTH FUND

---------------------------------------------------
                             SHARES           VALUE
---------------------------------------------------
COMMON STOCK -- 81.0%

  AEROSPACE -- 0.8%
    Gulfstream Aerospace
      Corp.*                  7,831    $    346,522
                                       ------------
  AIRLINES -- 5.9%
    Alaska Air Group, Inc.*  17,098         614,459
    Delta Air Lines, Inc.    11,968       1,263,372
    UAL Corp.*                9,092         590,412
                                       ------------
                                          2,468,243
                                       ------------
  AUTOMOBILE MANUFACTURERS -- 4.0%
    Ford Motor Co.           31,118       1,688,152
                                       ------------
  AUTOMOTIVE RENTAL -- 2.3%
    Hertz Corp. Cl-A         26,895         963,177
                                       ------------
  BEVERAGES -- 1.6%
    Anheuser-Busch
      Companies, Inc.         9,230         548,608
    Coca-Cola Enterprises,
      Inc.                    3,238         116,770
                                       ------------
                                            665,378
                                       ------------
  COMPUTER HARDWARE -- 6.4%
    Dell Computer Corp.*      6,237         409,303
    EMC Corp.*               34,107       2,195,638
    International Business
      Machines Corp.            447          66,352
                                       ------------
                                          2,671,293
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 10.2%
    America Online, Inc.*     9,177       1,166,053
    Cisco Systems, Inc.*     30,270       1,907,010
    Microsoft Corp.*         11,252       1,191,306
                                       ------------
                                          4,264,369
                                       ------------
  CONSTRUCTION -- 0.8%
    M.D.C. Holdings, Inc.    20,000         351,250
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 0.8%
    General Electric Co.      3,675         321,562
                                       ------------
  ENTERTAINMENT & LEISURE -- 5.7%
    Carnival Corp. Cl-A      23,246         752,589
    Time Warner, Inc.        17,571       1,630,808
                                       ------------
                                          2,383,397
                                       ------------
  FINANCIAL -- BANK & TRUST -- 4.7%
    Northern Trust Corp.     13,571       1,000,861
    Norwest Corp.            21,108         784,954
    U.S. Bancorp              4,798         175,127
                                       ------------
                                          1,960,942
                                       ------------
  FINANCIAL SERVICES -- 11.7%
    Associates First
      Capital Corp. Cl-A     11,648         821,184
    Citigroup, Inc.          35,304       1,661,494
    Fannie Mae                7,338         519,622
    Merrill Lynch & Co.,
      Inc.                   21,198       1,255,983
    Newcourt Credit Group,
      Inc.                   20,228         664,995
                                       ------------
                                          4,923,278
                                       ------------

                             SHARES           VALUE
---------------------------------------------------
---------------------------------------------------
  HEALTHCARE SERVICES -- 3.4%
    IMS Health, Inc.         10,184    $    677,236
    Schering-Plough Corp.     7,325         753,559
                                       ------------
                                          1,430,795
                                       ------------
  HOTELS & MOTELS -- 0.2%
    Four Seasons Hotels,
      Inc.                    3,143          72,289
                                       ------------
  PHARMACEUTICALS -- 9.0%
    Pfizer, Inc.             17,618       1,890,632
    Warner-Lambert Co.       23,774       1,863,287
                                       ------------
                                          3,753,919
                                       ------------
  RESTAURANTS -- 1.7%
    McDonald's Corp.         10,846         725,326
                                       ------------
  RETAIL & MERCHANDISING -- 5.6%
    Amazon.com, Inc.          8,746       1,105,822
    Home Depot, Inc.         28,212       1,227,222
                                       ------------
                                          2,333,044
                                       ------------
  TELECOMMUNICATIONS -- 6.1%
    Lucent Technologies,
      Inc.                   15,118       1,212,275
    MediaOne Group, Inc.*    31,263       1,322,816
                                       ------------
                                          2,535,091
                                       ------------
TOTAL COMMON STOCK
  (Cost $31,672,348)                     33,858,027
                                       ------------
                              PAR
                             (000)
                             ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.7%
    Federal Home Loan Bank
      Disc. Notes
      5.40%, 11/02/98
  (Cost $9,898,515)          $9,900       9,898,515
                                       ------------
                             SHARES
                             ------
SHORT-TERM INVESTMENTS -- 0.2%
    Temporary Investment
      Cash Fund              35,542          35,542
    Temporary Investment
      Fund                   35,541          35,541
                                       ------------
  (Cost $71,083)                             71,083
                                       ------------
TOTAL INVESTMENTS -- 104.9%
  (Cost $41,641,946)                     43,827,625
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (4.9%)                 (2,039,057)
                                       ------------
NET ASSETS -- 100.0%                   $ 41,788,568
                                       ============

-------------------------------------------------------

* Non-income producing securities.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


ASAF NEUBERGER&BERMAN
MID-CAP GROWTH FUND

---------------------------------------------------
                               SHARES      VALUE
---------------------------------------------------
COMMON STOCK -- 79.6%
  AIRLINES -- 3.0%
    US Airways Group, Inc.*     1,600    $   90,500
                                         ----------
  AUTOMOTIVE PARTS -- 2.7%
    Tower Automotive, Inc.*     3,600        80,100
                                         ----------
  AUTOMOTIVE RENTAL -- 2.5%
    Avis Rent A Car, Inc.*      3,700        75,388
                                         ----------
  BROADCASTING -- 3.6%
    Chancellor Media Corp.*     2,800       107,450
                                         ----------
  CLOTHING & APPAREL -- 2.9%
    Abercrombie & Fitch Co.
      Cl-A*                     2,200        87,312
                                         ----------
  COMPUTER SERVICES & SOFTWARE -- 14.7%
    BMC Software, Inc.*         1,700        81,706
    Compuware Corp.*            1,700        92,119
    Edwards, (J.D.) & Co.*      2,900        94,975
    Infoseek Corp.*             2,700        79,819
    Network Associates,
      Inc.*                     2,100        89,250
                                         ----------
                                            437,869
                                         ----------
  CONSUMER PRODUCTS & SERVICES --0.4%
    Safeskin Corp.*               600        13,276
                                         ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.7%
    Altera Corp.*               2,100        87,412
    Sanmina Corp.*              2,000        82,000
                                         ----------
                                            169,412
                                         ----------
  ENVIRONMENTAL SERVICES -- 4.0%
    Republic Services, Inc.
      Cl-A*                     5,400       118,125
                                         ----------
  FINANCIAL SERVICES -- 3.3%
    Donaldson, Lufkin &
      Jenrette, Inc.              300        10,725
    FINOVA Group, Inc.          1,800        87,750
                                         ----------
                                             98,475
                                         ----------
  FOOD -- 2.3%
    Suiza Foods Corp.*          2,100        68,510
                                         ----------
  FURNITURE -- 3.0%
    Furniture Brands
      International, Inc.*      4,200        90,300
                                         ----------
  HEALTHCARE SERVICES --8.6%
    Alternative Living
      Services, Inc.*           4,400       114,950
    Omnicare, Inc.              2,300        79,494
    Quintiles Transnational
      Corp.*                    1,400        63,350
                                         ----------
                                            257,794
                                         ----------

                               SHARES      VALUE
---------------------------------------------------
---------------------------------------------------
  MEDICAL SUPPLIES &
    EQUIPMENT -- 2.3%
    STERIS Corp.*               3,000    $   69,000
                                         ----------
  OFFICE EQUIPMENT -- 2.6%
    Staples, Inc.*              2,400        78,300
                                         ----------
  PHARMACEUTICALS -- 2.2%
    Elan Corp. PLC [ADR]*         950        66,559
                                         ----------
  RESTAURANTS -- 2.9%
    Brinker International,
      Inc.*                     3,600        87,075
                                         ----------
  RETAIL & MERCHANDISING -- 5.6%
    Costco Companies, Inc.*     1,600        90,800
    TJX Companies, Inc.         4,100        77,644
                                         ----------
                                            168,444
                                         ----------
  TELECOMMUNICATIONS -- 7.3%
    Ascend Communications,
      Inc.*                     1,500        72,375
    Intermedia
      Communications, Inc.*     3,300        61,050
    RSL Communications Ltd.
      Cl-A*                     3,700        83,250
                                         ----------
                                            216,675
                                         ----------
TOTAL COMMON STOCK
  (Cost $2,153,517)                       2,380,564
                                         ----------
SHORT-TERM INVESTMENTS -- 9.6%
    Temporary Investment
      Cash Fund               143,019       143,019
    Temporary Investment
      Fund                    143,020       143,020
                                         ----------
  (Cost $286,039)                           286,039
                                         ----------
TOTAL INVESTMENTS -- 89.2%
  (Cost $2,439,556)                       2,666,603
OTHER ASSETS LESS
  LIABILITIES -- 10.8%                      323,785
                                         ----------
NET ASSETS -- 100.0%                     $2,990,388
                                         ==========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing securities.

See Notes to Financial Statements.




ASAF NEUBERGER&BERMAN
MID-CAP VALUE FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
COMMON STOCK -- 77.1%
  AEROSPACE -- 1.5%
    Northrop Grumman Corp.        300    $   23,925
    Raytheon Co. Cl-A             600        33,600
                                         ----------
                                             57,525
                                         ----------
  AIRLINES -- 0.7%
    Continental Airlines,
      Inc. Cl-B*                  700        27,737
                                         ----------
  AUTOMOTIVE PARTS -- 2.2%
    Autozone, Inc.*               400        10,525
    Goodyear Tire & Rubber
      Co.                         500        26,937
    Lear Corp.*                   600        19,275
    LucasVarity PLC [ADR]         900        31,500
                                         ----------
                                             88,237
                                         ----------
  BEVERAGES -- 1.1%
    Anheuser-Busch
      Companies, Inc.             700        41,606
                                         ----------
  BROADCASTING -- 0.8%
    Scripps, (E.W.) Co. Cl-A      700        30,975
                                         ----------
  BUILDING MATERIALS -- 0.5%
    USG Corp.*                    400        19,075
                                         ----------
  CHEMICALS -- 2.2%
    Cabot Corp.                   800        22,450
    Morton International,
      Inc.                        900        22,388
    Praxair, Inc.               1,000        40,250
                                         ----------
                                             85,088
                                         ----------
  COMPUTER HARDWARE -- 1.6%
    Hewlett-Packard Co.           500        30,094
    Quantum Corp.*              1,800        31,500
                                         ----------
                                             61,594
                                         ----------
  COMPUTER SERVICES & SOFTWARE -- 1.1%
    Computer Associates
      International, Inc.       1,100        43,312
                                         ----------
  CONGLOMERATES -- 0.9%
    Philip Morris Companies,
      Inc.                        700        35,788
                                         ----------
  CONSUMER PRODUCTS & SERVICES -- 0.8%
    Raychem Corp.               1,000        30,563
                                         ----------
  CONTAINERS & PACKAGING -- 1.6%
    Crown Cork & Seal Co.,
      Inc.                      1,000        31,875
    Owens-Illinois, Inc.*       1,000        30,563
                                         ----------
                                             62,438
                                         ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.0%
    Teradyne, Inc.*               500        16,250
    Texas Instruments, Inc.     1,000        63,938
                                         ----------
                                             80,188
                                         ----------
  ENTERTAINMENT & LEISURE -- 0.7%
    Mirage Resorts, Inc.*       1,600        27,100
                                         ----------
  ENVIRONMENTAL SERVICES -- 0.7%
    Waste Management, Inc.        600        27,075
                                         ----------

                               SHARES         VALUE
---------------------------------------------------
---------------------------------------------------
  FINANCIAL -- BANK & TRUST -- 5.9%
    Banc One Corp.              1,800    $   87,975
    Chase Manhattan Corp.       1,100        62,494
    Countrywide Credit
      Industries, Inc.          1,800        77,737
                                         ----------
                                            228,206
                                         ----------
  FINANCIAL SERVICES -- 5.1%
    Associates First Capital
      Corp. Cl-A                  500        35,250
    Citigroup, Inc.               800        37,650
    Morgan Stanley, Dean
      Witter & Co.                400        25,900
    SLM Holding Corp            2,500       100,155
                                         ----------
                                            198,955
                                         ----------
  FOOD -- 3.2%
    ConAgra, Inc.               2,100        63,919
    Nabisco Holdings Corp.
      Cl-A                      1,600        60,400
                                         ----------
                                            124,319
                                         ----------
  HEALTHCARE SERVICES --1.4%
    Tenet Healthcare Corp.*     1,900        53,081
                                         ----------
  HOTELS & MOTELS -- 1.0%
    Host Marriott Corp.*        2,800        40,600
                                         ----------
  INSURANCE -- 8.7%
    Ace, Ltd.                   1,200        40,650
    Aetna, Inc.                   700        52,237
    Allstate Corp.              1,100        47,369
    AON Corp.                     700        43,400
    CIGNA Corp.                   900        65,644
    EXEL Ltd.                     700        53,506
    Orion Capital Corp.           600        20,513
    The Hartford Financial
      Services Group, Inc.        300        15,935
                                         ----------
                                            339,254
                                         ----------
  MACHINERY & EQUIPMENT -- 1.3%
    McDermott International,
      Inc.                      1,400        41,038
    Smith International,
      Inc.*                       300        10,781
                                         ----------
                                             51,819
                                         ----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Baxter International,
      Inc.                      1,100        65,931
                                         ----------
  METALS & MINING -- 0.7%
    AK Steel Holding Corp.      1,500        25,969
                                         ----------
  OFFICE EQUIPMENT -- 1.2%
    Xerox Corp.                   500        48,438
                                         ----------
  OIL & GAS -- 3.8%
    Chevron Corp.                 500        40,750
    Coastal Corp.                 400        14,100
    Cooper Cameron Corp.*         400        13,900
    Noble Affiliates, Inc.        700        22,925
    Tosco Corp.                   500        14,031
    Transocean Offshore,
      Inc.                        400        14,775
    Unocal Corp.                  800        27,150
                                         ----------
                                            147,631
                                         ----------



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF NEUBERGER&BERMAN
MID-CAP VALUE FUND

---------------------------------------------------
                               SHARES         VALUE
---------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.9%
    Bowater, Inc.                 300    $   12,244
    Kimberly-Clark Corp.        1,000        48,250
    Mead Corp.                    400        12,650
                                         ----------
                                             73,144
                                         ----------
  PHARMACEUTICALS -- 3.0%
    ALZA Corp.*                   800        38,300
    American Home Products
      Corp.                       800        39,000
    Biogen, Inc.*                 600        41,700
                                         ----------
                                            119,000
                                         ----------
  PRINTING & PUBLISHING -- 0.5%
    New York Times Co. Cl-A       700        19,775
                                         ----------
  REAL ESTATE -- 0.7%
    Indymac Mortgage
      Holdings, Inc. [REIT]     2,500        27,344
                                         ----------
  RESTAURANTS -- 1.9%
    McDonald's Corp.              300        20,063
    Tricon Global
      Restaurants, Inc.         1,200        52,200
                                         ----------
                                             72,263
                                         ----------
  RETAIL & MERCHANDISING -- 2.1%
    Harcourt General, Inc.        900        43,819
    Meyer, (Fred), Inc.*          700        37,319
                                         ----------
                                             81,138
                                         ----------
  SEMICONDUCTORS -- 0.7%
    Motorola, Inc.                500        26,000
                                         ----------
  TELECOMMUNICATIONS -- 7.2%
    Bell Atlantic Corp.         1,000        53,125
    Loral Space &
      Communications Corp.*     1,700        32,194
    MCI WorldCom, Inc.*         1,400        77,350
    McLeodUSA, Inc. Cl-A*         400        14,625
    NEXTLINK Communications,
      Inc. Cl-A*                  300         7,688
    SBC Communications, Inc.    1,300        60,206
    Williams Companies, Inc.    1,300        35,669
                                         ----------
                                            280,857
                                         ----------
  UTILITIES -- 6.7%
    Edison International Co.    1,200        31,650
    GPU, Inc.                     400        17,250
    Illinova Corp.              1,500        37,969
    K N Energy, Inc.              200         9,937
    Niagara Mohawk Power
      Corp.*                    3,500        51,187
    PG&E Corp.                    900        27,394
    Texas Utilities Co.         1,200        52,500
    Unicom Corp.                  900        33,919
                                         ----------
                                            261,806
                                         ----------
TOTAL COMMON STOCK
  (Cost $2,923,270)                       3,003,831
                                         ----------
---------------------------------------------------
                                  PAR
                                (000)         VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.3%
    Federal Home Loan Mtge.
      Corp. Disc. Notes
      5.11%, 11/12/98
  (Cost $399,375)             $   400    $  399,375
                                         ----------
                              SHARES
                              -------
SHORT-TERM INVESTMENTS -- 9.4%
    Temporary Investment
      Cash Fund               182,803       182,803
    Temporary Investment
      Fund                    182,801       182,801
                                         ----------
  (Cost $365,604)                           365,604
                                         ----------
TOTAL INVESTMENTS -- 96.8%
  (Cost $3,688,249)                       3,768,810
OTHER ASSETS LESS
  LIABILITIES -- 3.2%                       125,740
                                         ----------
NET ASSETS -- 100.0%                     $3,894,550
                                         ==========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

DEFINITION OF ABBREVIATIONS
                         -------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
CVT   --   Convertible Security
GDR   --   Global Depositary Receipt
PIK   --   Payment in Kind Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond (Rates shown are the
           effective yields at purchase date.)
TBA   --   To be Announced Security
COUNTRIES/CURRENCIES:
CHF   --   Switzerland/Swiss Franc
DEM   --   Germany/German Deutschemark
DKK   --   Denmark/Danish Krone
ESP   --   Spain/Spanish Peseta
FIM   --   Finland/Finnish Markka
FRF   --   France/French Franc
GBP   --   United Kingdom/British Pound
HKD   --   Hong Kong/Hong Kong Dollar
JPY   --   Japan/Japanese Yen
NLG   --   Netherlands/Netherland Guilder
NOK   --   Norway/Norwegian Krone
SEK   --   Sweden/Swedish Krona

See Notes to Financial Statements.



                     [This page intentionally left blank.]



OCTOBER 31, 1998

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                     ASAF FOUNDERS
                                     INTERNATIONAL    ASAF FOUNDERS    ASAF T. ROWE      ASAF AMERICAN          ASAF
                                         SMALL            SMALL         PRICE SMALL    CENTURY STRATEGIC      FEDERATED
                                     CAPITALIZATION   CAPITALIZATION   COMPANY VALUE       BALANCED        HIGH YIELD BOND
                                          FUND             FUND            FUND              FUND               FUND
                                     --------------   --------------   -------------   -----------------   ---------------
ASSETS:
  Investments in Securities at
    Value (A)                          $3,975,172      $10,396,617      $41,176,264       $21,496,816        $46,863,279
  Cash                                  1,496,718               --               --                --                 --
  Foreign Currency                             --               --               --                --                 --
  Receivable For:
    Securities Sold                         7,796           20,260               --                --             62,119
    Dividends and Interest                  8,023              175           22,367           113,391            875,333
    Fund Shares Sold                       30,638          260,671          877,382           377,880            983,070
  Unrealized Appreciation on
    Foreign Currency Exchange
    Contracts                                  --               --               --                --                 --
  Receivable from Investment
    Manager                                12,349           19,086           16,714            11,507             35,613
  Deferred Organization Costs              51,709           51,709           51,709            51,709             51,709
  Prepaid Expenses                         22,616           21,955           27,361            23,833             20,950
                                       ----------      -----------      -----------       -----------        -----------
      Total Assets                      5,605,021       10,770,473       42,171,797        22,075,136         48,892,073
                                       ----------      -----------      -----------       -----------        -----------
LIABILITIES:
  Cash Overdraft                               --              349               --                --            143,136
  Payable to Investment Manager                --               --               --                --                 --
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                                   7               --               --                --                 --
  Payable For:
    Securities Purchased                       --           50,669          934,694                --          2,819,113
    Fund Shares Redeemed                    5,519              186          106,409             2,587            180,207
    Distribution Fees                       6,742           11,094           44,655            25,025             56,102
    Accrued Expenses and Other
      Liabilities                          43,876           47,075           81,185            50,583             85,113
                                       ----------      -----------      -----------       -----------        -----------
      Total Liabilities                    56,144          109,373        1,166,943            78,195          3,283,671
                                       ----------      -----------      -----------       -----------        -----------
NET ASSETS                             $5,548,877      $10,661,100      $41,004,854       $21,996,941        $45,608,402
                                       ==========      ===========      ===========       ===========        ===========
COMPONENTS OF NET ASSETS
Capital Stock                          $      539      $     1,176      $     4,654       $     2,024        $     4,860
Additional Paid-In Capital              5,805,051       11,472,082       46,905,426        21,723,747         48,605,814
Undistributed Net Investment Income            --               --               --            46,132                 --
Accumulated Net Realized Gain
  (Loss) on Investments                  (191,346)        (860,753)        (373,287)       (1,208,862)           (21,802)
Net Unrealized Appreciation
  (Depreciation) on Investments           (65,367)          48,595       (5,531,939)        1,433,900         (2,980,470)
                                       ----------      -----------      -----------       -----------        -----------
NET ASSETS                             $5,548,877      $10,661,100      $41,004,854       $21,996,941        $45,608,402
                                       ==========      ===========      ===========       ===========        ===========
(A) Investments at Cost                $4,040,674      $10,348,022      $46,708,203       $20,062,916        $49,843,749
                                       ==========      ===========      ===========       ===========        ===========

See Notes to Financial Statements.



--------------------------------------------------------------------------------

                                     ASAF FOUNDERS
                                     INTERNATIONAL    ASAF FOUNDERS    ASAF T. ROWE      ASAF AMERICAN          ASAF
                                         SMALL            SMALL         PRICE SMALL    CENTURY STRATEGIC      FEDERATED
                                     CAPITALIZATION   CAPITALIZATION   COMPANY VALUE       BALANCED        HIGH YIELD BOND
                                          FUND             FUND            FUND              FUND               FUND
                                     --------------   --------------   -------------   -----------------   ---------------
NET ASSET VALUE:
  Class A: Net Assets                  $  885,530       $1,801,455      $ 7,154,998       $3,359,381         $ 6,978,841
                                       ----------       ----------      -----------       ----------         -----------
          Shares Outstanding               86,245          197,843          808,458          308,536             743,839
                                       ----------       ----------      -----------       ----------         -----------
          Net Asset Value and
            Redemption Price
            Per Share                  $    10.27       $     9.11      $      8.85       $    10.89         $      9.38
                                       ==========       ==========      ===========       ==========         ===========
            Divided by
              (1 - Maximum
               Sales Charge)                   95%              95%              95%              95%             95 3/4%
                                       ----------       ----------      -----------       ----------         -----------
          Offering Price
            Per Share*                 $    10.81       $     9.59      $      9.32       $    11.46         $      9.80
                                       ==========       ==========      ===========       ==========         ===========
  Class B: Net Assets                  $1,387,391       $2,685,125      $13,184,276       $8,272,089         $20,494,733
                                       ----------       ----------      -----------       ----------         -----------
          Shares Outstanding              135,615          296,943        1,497,904          761,455           2,183,386
                                       ----------       ----------      -----------       ----------         -----------
          Net Asset Value,
            Offering and Redemption
            Price Per Share            $    10.23       $     9.04      $      8.80       $    10.86         $      9.39
                                       ==========       ==========      ===========       ==========         ===========
  Class C: Net Assets                  $  871,996       $2,089,816      $ 8,297,580       $3,202,083         $ 5,732,235
                                       ----------       ----------      -----------       ----------         -----------
          Shares Outstanding               85,342          230,681          942,398          294,663             610,846
                                       ----------       ----------      -----------       ----------         -----------
          Net Asset Value,
            Offering and Redemption
            Price Per Share            $    10.22       $     9.06      $      8.80       $    10.87         $      9.38
                                       ==========       ==========      ===========       ==========         ===========
  Class X: Net Assets                  $2,403,960       $4,084,704      $12,368,000       $7,163,388         $12,402,593
                                       ----------       ----------      -----------       ----------         -----------
          Shares Outstanding              235,388          450,857        1,405,649          660,064           1,321,511
                                       ----------       ----------      -----------       ----------         -----------
          Net Asset Value,
            Offering and Redemption
            Price Per Share            $    10.21       $     9.06      $      8.80       $    10.85         $      9.39
                                       ==========       ==========      ===========       ==========         ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.


                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

OCTOBER 31, 1998

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                            ASAF                                                    ASAF         ASAF
                                          ROBERTSON     ASAF LORD                     ASAF       NEUBERGER&   NEUBERGER&
                                          STEPHENS       ABBETT      ASAF JANUS      MARSICO       BERMAN       BERMAN
                                           VALUE +     GROWTH AND     OVERSEAS       CAPITAL      MID-CAP      MID-CAP
                                           GROWTH        INCOME        GROWTH        GROWTH        GROWTH       VALUE
                                            FUND          FUND          FUND          FUND          FUND         FUND
                                         -----------   -----------   -----------   -----------   ----------   ----------
ASSETS:
  Investments in Securities at Value
    (A)                                  $19,944,749   $33,640,141   $43,671,595   $43,827,625   $2,666,603   $3,768,810
  Cash                                            --           --         91,209            --          --        13,959
  Foreign Currency                                --           --             57            --          --            --
  Receivable For:
    Securities Sold                           99,032       28,667        391,321       591,934          --        10,365
    Dividends and Interest                     5,393       57,313         27,555        26,894         652         1,724
    Fund Shares Sold                         229,362      382,252      1,436,400     3,402,781     328,372       441,666
  Unrealized Appreciation on Foreign
    Currency Exchange Contracts                   --           --         98,853            --          --            --
  Receivable from Investment Manager          14,892       13,126         30,236            --          --            --
  Deferred Organization Costs                     --           --             --            --          --            --
  Prepaid Expenses                            30,602       28,903         32,757        78,959      34,487        35,519
                                         -----------   -----------   -----------   -----------   ----------   ----------
      Total Assets                        20,324,030   34,150,402     45,779,983    47,928,193   3,030,114     4,272,043
                                         -----------   -----------   -----------   -----------   ----------   ----------
LIABILITIES:
  Cash Overdraft                             150,397           --             --            --          --            --
  Payable to Investment Manager                   --           --             --         5,150         714         1,948
  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                   --           --        412,282            --          --            --
  Payable For:
    Securities Purchased                     322,271    1,427,606        173,226     5,687,129      23,389       359,490
    Fund Shares Redeemed                     107,557        6,911        117,182       343,469          --            --
    Distribution Fees                         23,776       36,587         45,737        30,643       1,640         2,249
    Accrued Expenses and Other
      Liabilities                             48,907       28,070         74,538        73,234      13,983        13,806
                                         -----------   -----------   -----------   -----------   ----------   ----------
      Total Liabilities                      652,908    1,499,174        822,965     6,139,625      39,726       377,493
                                         -----------   -----------   -----------   -----------   ----------   ----------
NET ASSETS                               $19,671,122   $32,651,228   $44,957,018   $41,788,568   $2,990,388   $3,894,550
                                         ===========   ===========   ===========   ===========   ==========   ==========
COMPONENTS OF NET ASSETS
Capital Stock                            $     1,887   $    3,103    $     4,274   $     4,131   $     254    $      381
Additional Paid-In Capital                20,562,552   32,882,932     46,340,319    40,534,338   2,670,464     3,810,659
Undistributed Net Investment Income               --       16,307             --        14,303          --         1,431
Accumulated Net Realized Gain (Loss) on
  Investments                             (2,156,987)  (1,190,045)    (2,527,854)     (949,883)     92,623         1,518
Net Unrealized Appreciation
  (Depreciation) on Investments            1,263,670      938,931      1,140,279     2,185,679     227,047        80,561
                                         -----------   -----------   -----------   -----------   ----------   ----------
NET ASSETS                               $19,671,122   $32,651,228   $44,957,018   $41,788,568   $2,990,388   $3,894,550
                                         ===========   ===========   ===========   ===========   ==========   ==========
(A) Investments at Cost                  $18,681,079   $32,701,210   $42,217,834   $41,641,946   $2,439,556   $3,688,249
                                         ===========   ===========   ===========   ===========   ==========   ==========

See Notes to Financial Statements.


--------------------------------------------------------------------------------

                                               ASAF                                                   ASAF         ASAF
                                            ROBERTSON     ASAF LORD                     ASAF       NEUBERGER&   NEUBERGER&
                                             STEPHENS      ABBETT      ASAF JANUS      MARSICO       BERMAN       BERMAN
                                             VALUE +     GROWTH AND     OVERSEAS       CAPITAL      MID-CAP      MID-CAP
                                              GROWTH       INCOME        GROWTH        GROWTH        GROWTH       VALUE
                                               FUND         FUND          FUND          FUND          FUND         FUND
                                            ----------   -----------   -----------   -----------   ----------   ----------
NET ASSET VALUE:
  Class A: Net Assets                       $2,690,074   $5,572,270    $ 8,812,591   $ 7,036,624    $587,459    $  716,522
                                            ----------   -----------   -----------   -----------    --------    ----------
          Shares Outstanding                   257,568      529,739        835,097       694,975      49,762        70,023
                                            ----------   -----------   -----------   -----------    --------    ----------
          Net Asset Value and
            Redemption Price
            Per Share                       $    10.44   $    10.52    $     10.55   $     10.13    $  11.81    $    10.23
                                            ==========   ===========   ===========   ===========    ========    ==========
            Divided by
              (1 - Maximum
               Sales Charge)                        95%          95%            95%           95%         95%           95%
                                            ----------   -----------   -----------   -----------    --------    ----------
          Offering Price
            Per Share*                      $    10.99   $    11.07    $     11.11   $     10.66    $  12.43    $    10.77
                                            ==========   ===========   ===========   ===========    ========    ==========
  Class B: Net Assets                       $7,468,028   $10,710,275   $15,338,901   $17,994,036    $991,231    $1,885,549
                                            ----------   -----------   -----------   -----------    --------    ----------
          Shares Outstanding                   715,912    1,017,238      1,459,790     1,778,634      84,106       184,421
                                            ----------   -----------   -----------   -----------    --------    ----------
          Net Asset Value,
            Offering and Redemption
            Price Per Share                 $    10.43   $    10.53    $     10.51   $     10.12    $  11.79    $    10.22
                                            ==========   ===========   ===========   ===========    ========    ==========
  Class C: Net Assets                       $2,634,489   $5,018,776    $ 9,579,952   $11,012,325    $903,060    $  997,368
                                            ----------   -----------   -----------   -----------    --------    ----------
          Shares Outstanding                   253,397      477,471        910,654     1,089,030      76,609        97,591
                                            ----------   -----------   -----------   -----------    --------    ----------
          Net Asset Value,
            Offering and Redemption
            Price Per Share                 $    10.40   $    10.51    $     10.52   $     10.11    $  11.79    $    10.22
                                            ==========   ===========   ===========   ===========    ========    ==========
  Class X: Net Assets                       $6,878,531   $11,349,907   $11,225,574   $ 5,745,583    $508,638    $  295,111
                                            ----------   -----------   -----------   -----------    --------    ----------
          Shares Outstanding                   660,802    1,079,046      1,069,006       568,365      43,133        28,876
                                            ----------   -----------   -----------   -----------    --------    ----------
          Net Asset Value,
            Offering and Redemption
            Price Per Share                 $    10.41   $    10.52    $     10.50   $     10.11    $  11.79    $    10.22
                                            ==========   ===========   ===========   ===========    ========    ==========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

OCTOBER 31, 1998

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                      ASAF            ASAF          ASAF          ASAF          ASAF
                                                  T. ROWE PRICE      JANUS         INVESCO        TOTAL          JPM
                                                  INTERNATIONAL     CAPITAL        EQUITY        RETURN         MONEY
                                                     EQUITY          GROWTH        INCOME         BOND         MARKET
                                                      FUND            FUND          FUND          FUND          FUND
                                                  -------------   ------------   -----------   -----------   -----------
ASSETS:
  Investments in corresponding Portfolios of
    American Skandia Master Trust (A)              $12,386,037    $139,512,761   $53,634,206   $44,428,282   $43,343,103
  Receivable for Investments Sold in
    Corresponding Portfolios of American Skandia
    Master Trust                                        35,992         189,274       44,511       142,182        973,095
  Receivable for Fund Shares Sold                      105,054       4,167,035    1,078,236     2,072,663        720,436
  Receivable from Investment Manager                    32,150          76,877       42,554        29,818         28,504
  Deferred Organization Costs                           51,650          51,651       51,652        51,651         51,650
  Prepaid Expenses                                      19,884          24,269       21,553        21,466         21,507
                                                   -----------    ------------   -----------   -----------   -----------
      Total Assets                                  12,630,767     144,021,867   54,872,712    46,746,062     45,138,295
                                                   -----------    ------------   -----------   -----------   -----------
LIABILITIES:
  Payable for Investments Purchased in
    Corresponding Portfolios of American Skandia
    Master Trust                                       105,054       4,167,035    1,078,236     2,072,663        720,436
  Payable For:
    Fund Shares Redeemed                                35,992         189,274       44,511       142,182        973,095
    Distribution Fees                                   14,712         147,089       61,480        46,079         52,444
    Accrued Expenses and Other Liabilities              46,291          93,360       74,309        44,932         38,265
    Accrued Dividends                                       --              --           --       144,004             --
                                                   -----------    ------------   -----------   -----------   -----------
      Total Liabilities                                202,049       4,596,758    1,258,536     2,449,860      1,784,240
                                                   -----------    ------------   -----------   -----------   -----------
NET ASSETS                                         $12,428,718    $139,425,109   $53,614,176   $44,296,202   $43,354,055
                                                   ===========    ============   ===========   ===========   ===========
COMPONENTS OF NET ASSETS
Capital Stock                                      $     1,295    $     10,628   $    4,556    $    3,827    $    43,355
Additional Paid-In Capital                          12,538,472     130,168,687   51,897,732    43,673,920     43,311,366
Undistributed Net Investment Income                         --              --      192,820            --             --
Accumulated Net Realized Gain (Loss) on
  Investments                                          (71,356)     (4,984,010)    (530,360)      371,332           (666)
Net Unrealized Appreciation (Depreciation) on
  Investments                                          (39,693)     14,229,804    2,049,428       247,123             --
                                                   -----------    ------------   -----------   -----------   -----------
NET ASSETS                                         $12,428,718    $139,425,109   $53,614,176   $44,296,202   $43,354,055
                                                   ===========    ============   ===========   ===========   ===========
(A) Investments at Cost                            $12,425,730    $125,282,957   $51,584,778   $44,181,159   $43,343,103
                                                   ===========    ============   ===========   ===========   ===========

See Notes to Financial Statements.



--------------------------------------------------------------------------------

                                                       ASAF           ASAF          ASAF          ASAF          ASAF
                                                   T. ROWE PRICE      JANUS        INVESCO        TOTAL          JPM
                                                   INTERNATIONAL     CAPITAL       EQUITY        RETURN         MONEY
                                                      EQUITY         GROWTH        INCOME         BOND         MARKET
                                                       FUND           FUND          FUND          FUND          FUND
                                                   -------------   -----------   -----------   -----------   -----------
NET ASSET VALUE:
  Class A: Net Assets                               $1,684,636     $24,557,550   $8,911,279    $6,034,304    $ 7,371,775
                                                    ----------     -----------   -----------   -----------   -----------
          Shares Outstanding                           179,443       1,704,063      758,150       559,198      7,371,833
                                                    ----------     -----------   -----------   -----------   -----------
          Net Asset Value and Redemption Price
            Per Share                               $     9.39     $     14.41   $    11.75    $    10.79    $      1.00
                                                    ==========     ===========   ===========   ===========   ===========
            Divided by
              (1 -- Maximum
               Sales Charge)                                95%             95%          95%       95 3/4%           100%
                                                    ----------     -----------   -----------   -----------   -----------
          Offering Price
            Per Share*                              $     9.88     $     15.17   $    12.37    $    11.27    $      1.00
                                                    ==========     ===========   ===========   ===========   ===========
  Class B: Net Assets                               $3,317,444     $56,582,033   $18,045,555   $17,821,072   $16,553,642
                                                    ----------     -----------   -----------   -----------   -----------
          Shares Outstanding                           346,037       4,395,488    1,533,134     1,669,222     16,553,845
                                                    ----------     -----------   -----------   -----------   -----------
          Net Asset Value, Offering and
            Redemption Price Per Share              $     9.59     $     12.87   $    11.77    $    10.68    $      1.00
                                                    ==========     ===========   ===========   ===========   ===========
  Class C: Net Assets                               $2,282,265     $21,710,176   $8,361,589    $8,743,037    $ 6,895,453
                                                    ----------     -----------   -----------   -----------   -----------
          Shares Outstanding                           238,419       1,689,074      710,447       819,152      6,895,497
                                                    ----------     -----------   -----------   -----------   -----------
          Net Asset Value, Offering and
            Redemption Price Per Share              $     9.57     $     12.85   $    11.77    $    10.67    $      1.00
                                                    ==========     ===========   ===========   ===========   ===========
  Class X: Net Assets                               $5,144,373     $36,575,350   $18,295,753   $11,697,789   $12,533,185
                                                    ----------     -----------   -----------   -----------   -----------
          Shares Outstanding                           535,475       2,839,433    1,555,452     1,094,712     12,533,546
                                                    ----------     -----------   -----------   -----------   -----------
          Net Asset Value, Offering and
            Redemption Price Per Share              $     9.61     $     12.88   $    11.76    $    10.69    $      1.00
                                                    ==========     ===========   ===========   ===========   ===========

* The offering price of Class A shares is reduced on sales of $50,000 or more, with the exception of the Money Market Fund.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FOR THE YEAR ENDED OCTOBER 31, 1998

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                    ASAF FOUNDERS         ASAF            ASAF              ASAF
                                    INTERNATIONAL       FOUNDERS         T. ROWE          AMERICAN             ASAF
                                        SMALL            SMALL         PRICE SMALL    CENTURY STRATEGIC      FEDERATED
                                    CAPITALIZATION   CAPITALIZATION   COMPANY VALUE       BALANCED        HIGH YIELD BOND
                                         FUND             FUND            FUND              FUND               FUND
                                    --------------   --------------   -------------   -----------------   ---------------
INVESTMENT INCOME:
  Interest                            $  36,357        $  48,863       $   132,607       $   229,222        $ 1,877,965
  Dividends                              23,666            2,148           275,526            32,581             20,247
  Foreign Taxes Withheld                 (1,991)              --              (170)               --                 --
                                      ---------        ---------       -----------       -----------        -----------
      Total Investment Income            58,032           51,011           407,963           261,803          1,898,212
                                      ---------        ---------       -----------       -----------        -----------
EXPENSES:
  Advisory Fees                          34,725           46,399           210,033            81,420            148,821
  Shareholder Servicing Fees            107,613          119,116           212,901           117,186            148,079
  Administration and Accounting
    Fees                                 53,627           53,627            53,627            53,627             58,252
  Custodian Fees                         20,175           15,000            53,977            15,555              9,300
  Distribution Fees -- Class A            2,442            5,113            17,837             7,594             15,554
  Distribution Fees -- Class B            8,755           14,241            71,355            30,662             92,017
  Distribution Fees -- Class C            4,773            7,496            34,459            14,102             29,755
  Distribution Fees -- Class X           13,156           19,591            68,546            30,515             59,722
  Professional Fees                       3,623            5,963            23,536             8,063             23,093
  Organization Costs                     12,905           12,905            12,905            12,905             12,905
  Directors' Fees                         1,172            1,916             7,778             3,112              7,404
  Registration Fees                      35,197           39,127            53,772            42,516             57,817
  Miscellaneous Expenses                  5,092            2,892             3,426               406             34,279
                                      ---------        ---------       -----------       -----------        -----------
      Total Expenses                    303,255          343,386           824,152           417,663            696,998
      Less: Reimbursement of
             Expenses by
             Investment Manager        (223,621)        (235,079)         (369,413)         (235,278)          (287,349)
           Waiver of fees by
             Investment Manager              --               --                --                --                 --
                                      ---------        ---------       -----------       -----------        -----------
      Net Expenses                       79,634          108,307           454,739           182,385            409,649
                                      ---------        ---------       -----------       -----------        -----------
Net Investment Income (Loss)            (21,602)         (57,296)          (46,776)           79,418          1,488,563
                                      ---------        ---------       -----------       -----------        -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                         (191,059)        (860,753)         (126,469)       (1,207,852)           (17,619)
    Futures Contracts                        --               --          (246,781)               --                 --
    Foreign Currency Transactions       (12,031)              --                (3)               --                 --
                                      ---------        ---------       -----------       -----------        -----------
  Net Realized Gain (Loss)             (203,090)        (860,753)         (373,253)       (1,207,852)           (17,619)
                                      ---------        ---------       -----------       -----------        -----------
  Net Change in Unrealized
    Appreciation (Depreciation)
    on:
    Securities                          (55,420)          50,611        (5,500,322)        1,441,116         (2,955,623)
    Translation of Assets and
      Liabilities Denominated in
      Foreign Currencies                    267               --                --                --                 --
                                      ---------        ---------       -----------       -----------        -----------
  Net Change in Unrealized
    Appreciation (Depreciation)         (55,153)          50,611        (5,500,322)        1,441,116         (2,955,623)
                                      ---------        ---------       -----------       -----------        -----------
  Net Gain (Loss) on Investments       (258,243)        (810,142)       (5,873,575)          233,264         (2,973,242)
                                      ---------        ---------       -----------       -----------        -----------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations                        $(279,845)       $(867,438)      $(5,920,351)      $   312,682        $(1,484,679)
                                      =========        =========       ===========       ===========        ===========

See Notes to Financial Statements.



--------------------------------------------------------------------------------

                                               ASAF          ASAF                                     ASAF         ASAF
                                             ROBERTSON       LORD          ASAF          ASAF      NEUBERGER&   NEUBERGER&
                                             STEPHENS       ABBETT         JANUS       MARSICO       BERMAN       BERMAN
                                              VALUE +     GROWTH AND     OVERSEAS      CAPITAL      MID-CAP      MID-CAP
                                              GROWTH        INCOME        GROWTH        GROWTH       GROWTH       VALUE
                                              FUND(1)       FUND(1)       FUND(1)      FUND(2)      FUND(2)      FUND(2)
                                            -----------   -----------   -----------   ----------   ----------   ----------
INVESTMENT INCOME:
  Interest                                  $    21,194   $   40,946    $   193,330   $   80,175    $  3,155     $  7,294
  Dividends                                      33,899      217,853        104,170       28,675          --          770
  Foreign Taxes Withheld                             --       (1,981)       (10,337)          --          --           --
                                            -----------   -----------   -----------   ----------    --------     --------
      Total Investment Income                    55,093      256,818        287,163      108,850       3,155        8,064
                                            -----------   -----------   -----------   ----------    --------     --------
EXPENSES:
  Advisory Fees                                  97,166      137,118        159,533       43,773       1,920        2,770
  Shareholder Servicing Fees                    109,476      114,715        115,377       25,000      16,000       16,000
  Administration and Accounting Fees             27,904       27,951         27,858        4,377         213          308
  Custodian Fees                                 14,000       16,400        110,000        7,500         500          500
  Distribution Fees -- Class A                    5,330        9,519         12,605        3,943         140          292
  Distribution Fees -- Class B                   31,707       37,694         42,347       16,721         630        1,188
  Distribution Fees -- Class C                   10,026       16,206         27,801       13,826         847        1,063
  Distribution Fees -- Class X                   28,667       41,388         37,587        5,341         378          243
  Professional Fees                               6,572        9,251         10,581        1,860          86          125
  Organization Costs                                 --           --             --           --          --           --
  Directors' Fees                                 2,500        3,435          3,791          955          50           68
  Registration Fees                              52,407       57,183         57,930       14,030      11,088       10,920
  Miscellaneous Expenses                          2,743        2,818          6,257          463         451          451
                                            -----------   -----------   -----------   ----------    --------     --------
      Total Expenses                            388,498      473,678        611,667      137,789      32,303       33,928
      Less: Reimbursement of Expenses by
             Investment Manager                (199,391)    (220,329)      (265,321)     (43,242)    (27,642)     (27,295)
           Waiver of fees by Investment
             Manager                             (8,000)     (22,794)       (13,294)          --          --           --
                                            -----------   -----------   -----------   ----------    --------     --------
      Net Expenses                              181,107      230,555        333,052       94,547       4,661        6,633
                                            -----------   -----------   -----------   ----------    --------     --------
Net Investment Income (Loss)                   (126,014)      26,263        (45,889)      14,303      (1,506)       1,431
                                            -----------   -----------   -----------   ----------    --------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                               (2,156,987)  (1,190,045)    (2,527,854)    (949,883)     94,129        1,518
    Futures Contracts                                --           --             --           --          --           --
    Foreign Currency Transactions                    --           --       (108,614)          --          --           --
                                            -----------   -----------   -----------   ----------    --------     --------
  Net Realized Gain (Loss)                   (2,156,987)  (1,190,045)    (2,636,468)    (949,883)     94,129        1,518
                                            -----------   -----------   -----------   ----------    --------     --------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                                1,263,670      938,931      1,453,761    2,185,679     227,047       80,561
    Translation of Assets and Liabilities
      Denominated in Foreign Currencies              --           --       (313,482)          --          --           --
                                            -----------   -----------   -----------   ----------    --------     --------
  Net Change in Unrealized Appreciation
    (Depreciation)                            1,263,670      938,931      1,140,279    2,185,679     227,047       80,561
                                            -----------   -----------   -----------   ----------    --------     --------
  Net Gain (Loss) on Investments               (893,317)    (251,114)    (1,496,189)   1,235,796     321,176       82,079
                                            -----------   -----------   -----------   ----------    --------     --------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations               $(1,019,331)  $ (224,851)   $(1,542,078)  $1,250,099    $319,670     $ 83,510
                                            ===========   ===========   ===========   ==========    ========     ========

(1) Commenced operations on December 31, 1997.
(2) Commenced operations on August 19, 1998.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FOR THE YEAR ENDED OCTOBER 31, 1998

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                          ASAF           ASAF          ASAF         ASAF        ASAF
                                                      T. ROWE PRICE      JANUS       INVESCO       TOTAL         JPM
                                                      INTERNATIONAL     CAPITAL       EQUITY       RETURN       MONEY
                                                         EQUITY         GROWTH        INCOME        BOND       MARKET
                                                          FUND           FUND          FUND         FUND        FUND
                                                      -------------   -----------   ----------   ----------   ---------
INVESTMENT INCOME:
  Investment Income from Corresponding Portfolios of
    American Skandia Master Trust:
    Interest                                            $  25,617     $   543,389   $  499,625   $  862,174   $ 807,831
    Dividends                                             144,816         196,650      354,258           --          --
    Foreign Taxes Withheld                                (24,464)         (1,464)      (1,749)          --          --
                                                        ---------     -----------   ----------   ----------   ---------
      Total Investment Income                             145,969         738,575      852,134      862,174     807,831
      Expenses from Corresponding Portfolios of
        American Skandia Master Trust                    (194,777)       (644,026)    (287,544)    (145,115)   (106,649)
                                                        ---------     -----------   ----------   ----------   ---------
      Net Investment Income (Loss) from
        Corresponding Portfolios of American Skandia
        Master Trust                                      (48,808)         94,549      564,590      717,059     701,182
                                                        ---------     -----------   ----------   ----------   ---------
EXPENSES:
  Shareholder Servicing Fees                              136,360         268,483      185,866      114,400     116,419
  Administration and Accounting Fees                       28,502          43,001       38,501       31,002       4,991
  Distribution Fees -- Class A                              5,704          43,314       20,818        8,165      13,429
  Distribution Fees -- Class B                             18,156         191,372       86,453       47,166      40,013
  Distribution Fees -- Class C                             14,962          72,404       36,380       32,825      23,066
  Distribution Fees -- Class X                             30,723         157,105       92,482       43,683      59,705
  Professional Fees                                         2,533          19,944       12,324        5,539       4,896
  Organization Costs                                       12,199          12,199       12,199       12,199      12,199
  Directors' Fees                                           2,852          16,474        9,177        4,456       4,754
  Registration Fees                                        39,146          83,109       59,086       48,706      52,446
  Miscellaneous Expenses                                       79           1,490        1,231          591         317
                                                        ---------     -----------   ----------   ----------   ---------
      Total Expenses                                      291,216         908,895      554,517      348,732     332,235
                                                        ---------     -----------   ----------   ----------   ---------
      Less: Reimbursement of Expenses by Investment
        Manager                                          (296,056)       (479,715)    (336,129)    (235,704)   (153,029)
                                                        ---------     -----------   ----------   ----------   ---------
Net Investment Income (Loss)                              (43,968)       (334,631)     346,202      604,031     521,976
                                                        ---------     -----------   ----------   ----------   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIOS OF AMERICAN SKANDIA
  MASTER TRUST:
  Net Realized Gain (Loss) on:
    Securities                                            (71,356)     (4,945,203)    (517,156)     371,331        (666)
    Futures Contracts                                          --              --           --           --          --
    Foreign Currency Transactions                           3,564            (333)          --           --          --
                                                        ---------     -----------   ----------   ----------   ---------
  Net Realized Gain (Loss)                                (67,792)     (4,945,536)    (517,156)     371,331        (666)
                                                        ---------     -----------   ----------   ----------   ---------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                                             19,113      14,298,450    2,038,173      235,283          --
    Translation of Assets and Liabilities
      Denominated in Foreign Currencies                     6,665             (46)          --           --          --
                                                        ---------     -----------   ----------   ----------   ---------
  Net Change in Unrealized Appreciation
    (Depreciation)                                         25,778      14,298,404    2,038,173      235,283          --
                                                        ---------     -----------   ----------   ----------   ---------
  Net Gain (Loss) on Investments                          (42,014)      9,352,868    1,521,017      606,614        (666)
                                                        ---------     -----------   ----------   ----------   ---------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                     $ (85,982)    $ 9,018,237   $1,867,219   $1,210,645   $ 521,310
                                                        =========     ===========   ==========   ==========   =========

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            ASAF FOUNDERS
                                            INTERNATIONAL                   ASAF FOUNDERS                   ASAF T. ROWE
                                                SMALL                           SMALL                        PRICE SMALL
                                           CAPITALIZATION                  CAPITALIZATION                   COMPANY VALUE
                                                FUND                            FUND                            FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                      YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                         1998          1997(1)           1998          1997(1)           1998          1997(1)
                                    --------------   ------------   --------------   ------------   --------------   ------------
FROM OPERATIONS:
  Net Investment Income (Loss)        $  (21,602)      $    819      $   (57,296)      $ (1,017)     $   (46,776)     $      422
  Net Realized Gain (Loss) on
    Investments                         (203,090)          (287)        (860,753)            --         (373,253)            (37)
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments                          (55,153)       (10,214)          50,611         (2,016)      (5,500,322)        (31,617)
                                      ----------       --------      -----------       --------      -----------      ----------
Net Increase (Decrease) in Net
  Assets Resulting from Operations      (279,845)        (9,682)        (867,438)        (3,033)      (5,920,351)        (31,232)
                                      ----------       --------      -----------       --------      -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                 (452)            --               --             --             (181)             --
    Class B                                 (125)            --               --             --             (114)             --
    Class C                                  (62)            --               --             --              (35)             --
    Class X                                 (180)            --               --             --              (92)             --
  In Excess of Net Investment
    Income:
    Class A                                  (74)            --               --             --           (4,193)             --
    Class B                                  (20)            --               --             --           (2,624)             --
    Class C                                  (10)            --               --             --             (814)             --
    Class X                                  (29)            --               --             --           (2,136)             --
  From Net Realized Gains:
    Class A                                   --             --               --             --               --              --
    Class B                                   --             --               --             --               --              --
    Class C                                   --             --               --             --               --              --
    Class X                                   --             --               --             --               --              --
                                      ----------       --------      -----------       --------      -----------      ----------
Total Distributions                         (952)            --               --             --          (10,189)             --
                                      ----------       --------      -----------       --------      -----------      ----------
CAPITAL SHARE TRANSACTIONS (NOTE
  4):
  Net Increase in Net Assets from
    Capital Share Transactions         5,208,868        620,488       10,639,455        882,116       44,422,288       2,534,338
                                      ----------       --------      -----------       --------      -----------      ----------
Net Increase in Net Assets             4,928,071        610,806        9,772,017        879,083       38,491,748       2,503,106
NET ASSETS:
  Beginning of Period                    620,806         10,000          889,083         10,000        2,513,106          10,000
                                      ----------       --------      -----------       --------      -----------      ----------
  End of Period                       $5,548,877       $620,806      $10,661,100       $889,083      $41,004,854      $2,513,106
                                      ==========       ========      ===========       ========      ===========      ==========

(1) Commenced operations on July 28, 1997.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                           ASAF
                                                                                             ASAF          LORD
                                                                                           ROBERTSON      ABBETT
                                   ASAF AMERICAN                                           STEPHENS       GROWTH      ASAF JANUS
                                      CENTURY                    ASAF FEDERATED             VALUE +         AND        OVERSEAS
                                 STRATEGIC BALANCED                HIGH YIELD               GROWTH        INCOME        GROWTH
                                        FUND                        BOND FUND                FUND          FUND          FUND
                             --------------------------   -----------------------------   -----------   -----------   -----------
                             YEAR ENDED    PERIOD ENDED     YEAR ENDED     PERIOD ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                             OCTOBER 31,   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                1998         1997(1)           1998          1997(1)        1998(2)       1998(2)       1998(2)
                             -----------   ------------   --------------   ------------   -----------   -----------   -----------
FROM OPERATIONS:
  Net Investment Income
    (Loss)                   $    79,418    $    2,252     $ 1,488,563      $    5,911    $  (126,014)  $    26,263   $   (45,889)
  Net Realized Gain (Loss)
    on Investments            (1,207,852)       (1,010)        (17,619)         (4,183)    (2,156,987)   (1,190,045)   (2,636,468)
  Net Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                1,441,116        (7,216)     (2,955,623)        (24,847)     1,263,670       938,931     1,140,279
                             -----------    ----------     -----------      ----------    -----------   -----------   -----------
Net Increase (Decrease) in
  Net Assets Resulting from
  Operations                     312,682        (5,974)     (1,484,679)        (23,119)    (1,019,331)     (224,851)   (1,542,078)
                             -----------    ----------     -----------      ----------    -----------   -----------   -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From Net Investment
    Income:
    Class A                      (11,493)           --        (230,890)         (3,360)            --        (6,881)           --
    Class B                       (9,726)           --        (635,141)         (1,321)            --        (1,202)           --
    Class C                       (4,525)           --        (207,080)           (470)            --          (484)           --
    Class X                       (9,794)           --        (415,452)           (760)            --        (1,389)           --
  In Excess of Net
    Investment Income:
    Class A                           --            --              --              --             --            --            --
    Class B                           --            --              --              --             --            --            --
    Class C                           --            --              --              --             --            --            --
    Class X                           --            --              --              --             --            --            --
  From Net Realized Gains:
    Class A                           --            --              --              --             --            --            --
    Class B                           --            --              --              --             --            --            --
    Class C                           --            --              --              --             --            --            --
    Class X                           --            --              --              --             --            --            --
                             -----------    ----------     -----------      ----------    -----------   -----------   -----------
Total Distributions              (35,538)           --      (1,488,563)         (5,911)            --        (9,956)           --
                             -----------    ----------     -----------      ----------    -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
  Net Increase in Net
    Assets from Capital
    Share Transactions        20,468,469     1,247,302      44,745,185       3,855,489     20,690,453    32,886,035    46,499,096
                             -----------    ----------     -----------      ----------    -----------   -----------   -----------
Net Increase in Net Assets    20,745,613     1,241,328      41,771,943       3,826,459     19,671,122    32,651,228    44,957,018
NET ASSETS:
  Beginning of Period          1,251,328        10,000       3,836,459          10,000             --            --            --
                             -----------    ----------     -----------      ----------    -----------   -----------   -----------
  End of Period              $21,996,941    $1,251,328     $45,608,402      $3,836,459    $19,671,122   $32,651,228   $44,957,018
                             ===========    ==========     ===========      ==========    ===========   ===========   ===========

See Notes to Financial Statements.



--------------------------------------------------------------------------------

                                                ASAF          ASAF
                                  ASAF       NEUBERGER&    NEUBERGER&
                                 MARSICO       BERMAN        BERMAN
                                 CAPITAL       MID-CAP       MID-CAP         ASAF T. ROWE PRICE               ASAF JANUS
                                 GROWTH        GROWTH         VALUE            INTERNATIONAL                CAPITAL GROWTH
                                  FUND          FUND          FUND              EQUITY FUND                      FUND
                               -----------   -----------   -----------   --------------------------   ---------------------------
                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                               OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                 1998(3)       1998(3)       1998(3)        1998         1997(4)          1998         1997(4)
                               -----------   -----------   -----------   -----------   ------------   ------------   ------------
FROM OPERATIONS:
  Net Investment Income
    (Loss)                     $    14,303   $   (1,506)   $    1,431    $   (43,968)   $     (282)   $   (334,631)   $    7,214
  Net Realized Gain (Loss) on
    Investments                   (949,883)      94,129         1,518        (67,792)         (583)     (4,945,536)      (38,807)
  Net Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                  2,185,679      227,047        80,561         25,778       (65,471)     14,298,404       (68,600)
                               -----------   ----------    ----------    -----------    ----------    ------------    ----------
Net Increase (Decrease) in
  Net Assets Resulting from
  Operations                     1,250,099      319,670        83,510        (85,982)      (66,336)      9,018,237      (100,193)
                               -----------   ----------    ----------    -----------    ----------    ------------    ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From Net Investment Income:
    Class A                             --           --            --             --            --          (3,261)           --
    Class B                             --           --            --             --            --          (1,754)           --
    Class C                             --           --            --             --            --            (551)           --
    Class X                             --           --            --             --            --          (1,648)           --
  In Excess of Net Investment
    Income:
    Class A                             --           --            --             --            --          (2,821)           --
    Class B                             --           --            --             --            --          (1,518)           --
    Class C                             --           --            --             --            --            (476)           --
    Class X                             --           --            --             --            --          (1,426)           --
  From Net Realized Gains:
    Class A                             --           --            --             --            --              --            --
    Class B                             --           --            --             --            --              --            --
    Class C                             --           --            --             --            --              --            --
    Class X                             --           --            --             --            --              --            --
                               -----------   ----------    ----------    -----------    ----------    ------------    ----------
Total Distributions                     --           --            --             --            --         (13,455)           --
                               -----------   ----------    ----------    -----------    ----------    ------------    ----------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
  Net Increase in Net Assets
    from Capital Share
    Transactions                40,538,469    2,670,718     3,811,040     10,953,519     1,617,517     126,069,978     4,440,542
                               -----------   ----------    ----------    -----------    ----------    ------------    ----------
Net Increase in Net Assets      41,788,568    2,990,388     3,894,550     10,867,537     1,551,181     135,074,760     4,340,349
NET ASSETS:
  Beginning of Period                   --           --            --      1,561,181        10,000       4,350,349        10,000
                               -----------   ----------    ----------    -----------    ----------    ------------    ----------
  End of Period                $41,788,568   $2,990,388    $3,894,550    $12,428,718    $1,561,181    $139,425,109    $4,350,349
                               ===========   ==========    ==========    ===========    ==========    ============    ==========

(1) Commenced operations on July 28, 1997.
(2) Commenced operations on December 31, 1997.
(3) Commenced operations on August 19, 1998.
(4) Commenced operations on June 10, 1997.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                    ASAF INVESCO                  ASAF TOTAL                    ASAF JPM
                                                   EQUITY INCOME                 RETURN BOND                  MONEY MARKET
                                                        FUND                         FUND                         FUND
                                             --------------------------   --------------------------   --------------------------
                                             YEAR ENDED    PERIOD ENDED   YEAR ENDED    PERIOD ENDED   YEAR ENDED    PERIOD ENDED
                                             OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
                                                1998         1997(5)         1998         1997(5)         1998         1997(6)
                                             -----------   ------------   -----------   ------------   -----------   ------------
FROM OPERATIONS:
  Net Investment Income (Loss)               $   346,202    $    7,857    $   604,031    $    3,392    $   521,976    $    5,120
  Net Realized Gain (Loss) on Investments       (517,156)      (13,204)       371,331           288           (666)           25
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments              2,038,173        11,255        235,283        11,840             --            --
                                             -----------    ----------    -----------    ----------    -----------    ----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                    1,867,219         5,908      1,210,645        15,520        521,310         5,145
                                             -----------    ----------    -----------    ----------    -----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                      (38,382)           --        (81,710)         (136)      (105,287)       (1,356)
    Class B                                      (49,590)           --       (203,491)         (360)      (132,858)       (1,080)
    Class C                                      (19,657)           --       (142,796)         (103)       (78,804)         (908)
    Class X                                      (53,610)           --       (178,399)         (430)      (205,027)       (1,776)
  In Excess of Net Investment Income:
    Class A                                           --            --             --            --             --            --
    Class B                                           --            --             --            --             --            --
    Class C                                           --            --             --            --             --            --
    Class X                                           --            --             --            --             --            --
  From Net Realized Gains:
    Class A                                           --            --            (35)           --             (4)           --
    Class B                                           --            --            (98)           --            (10)           --
    Class C                                           --            --            (43)           --             (4)           --
    Class X                                           --            --           (111)           --             (7)           --
                                             -----------    ----------    -----------    ----------    -----------    ----------
Total Distributions                             (161,239)           --       (606,683)       (1,029)      (522,001)       (5,120)
                                             -----------    ----------    -----------    ----------    -----------    ----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Net Increase in Net Assets from Capital
    Share Transactions                        48,599,599     3,292,689     42,508,563     1,159,186     41,796,215     1,548,506
                                             -----------    ----------    -----------    ----------    -----------    ----------
Net Increase in Net Assets                    50,305,579     3,298,597     43,112,525     1,173,677     41,795,524     1,548,531
NET ASSETS:
  Beginning of Period                          3,308,597        10,000      1,183,677        10,000      1,558,531        10,000
                                             -----------    ----------    -----------    ----------    -----------    ----------
  End of Period                              $53,614,176    $3,308,597    $44,296,202    $1,183,677    $43,354,055    $1,558,531
                                             ===========    ==========    ===========    ==========    ===========    ==========

(5) Commenced operations on June 18, 1997.
(6) Commenced operations on June 19, 1997.

See Notes to Financial Statements.




                     [This page intentionally left blank.]




FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                     Increase (Decrease) from
                                                                       Investment Operations
                                                  Net Asset  -----------------------------------------
                                       Year         Value         Net        Net Realized   Total from
                                       Ended      Beginning   Investment     & Unrealized   Investment
                                    October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                    -----------   ---------  -------------   ------------   ----------
ASAF FOUNDERS INTERNATIONAL SMALL
CAPITALIZATION FUND:
------------------------------
------------------------------
  Class A                            1998          $  9.87      $(0.02)         $ 0.45        $ 0.43
                                     1997(1)         10.00        0.05           (0.18)        (0.13)
  Class B                            1998             9.85       (0.08)           0.46          0.38
                                     1997(1)         10.00        0.04           (0.19)        (0.15)
  Class C                            1998             9.86       (0.08)           0.44          0.36
                                     1997(1)         10.00        0.04           (0.18)        (0.14)
  Class X                            1998             9.84       (0.08)           0.45          0.37
                                     1997(1)         10.00        0.04           (0.20)        (0.16)
ASAF FOUNDERS SMALL
CAPITALIZATION FUND:
------------------------------
------------------------------
  Class A                            1998          $  9.94      $(0.07)         $(0.76)       $(0.83)
                                     1997(1)         10.00       (0.03)          (0.03)        (0.06)
  Class B                            1998             9.93       (0.12)          (0.77)        (0.89)
                                     1997(1)         10.00       (0.04)          (0.03)        (0.07)
  Class C                            1998             9.94       (0.10)          (0.78)        (0.88)
                                     1997(1)         10.00       (0.04)          (0.02)        (0.06)
  Class X                            1998             9.93       (0.11)          (0.76)        (0.87)
                                     1997(1)         10.00       (0.04)          (0.03)        (0.07)
ASAF T. ROWE PRICE SMALL COMPANY
VALUE FUND:
------------------------------
------------------------------
  Class A                            1998          $ 10.46      $ 0.04          $(1.62)       $(1.58)
                                     1997(1)         10.00        0.02            0.44          0.46
  Class B                            1998            10.44       (0.02)          (1.61)        (1.63)
                                     1997(1)         10.00          --            0.44          0.44
  Class C                            1998            10.45       (0.02)          (1.62)        (1.64)
                                     1997(1)         10.00          --            0.45          0.45
  Class X                            1998            10.44       (0.02)          (1.61)        (1.63)
                                     1997(1)         10.00          --            0.44          0.44
ASAF AMERICAN CENTURY STRATEGIC
BALANCED FUND:
------------------------------
------------------------------
  Class A                            1998          $  9.99      $ 0.15          $ 0.84        $ 0.99
                                     1997(1)         10.00        0.04           (0.05)        (0.01)
  Class B                            1998             9.96        0.09            0.85          0.94
                                     1997(1)         10.00        0.02           (0.06)        (0.04)
  Class C                            1998             9.98        0.09            0.84          0.93
                                     1997(1)         10.00        0.02           (0.04)        (0.02)
  Class X                            1998             9.96        0.09            0.84          0.93
                                     1997(1)         10.00        0.02           (0.06)        (0.04)
ASAF FEDERATED HIGH YIELD BOND
FUND:
------------------------------
------------------------------
  Class A                            1998          $  9.93      $ 0.74          $(0.55)       $ 0.19
                                     1997(1)         10.00        0.05           (0.07)        (0.02)
  Class B                            1998             9.93        0.69           (0.54)         0.15
                                     1997(1)         10.00        0.04           (0.07)        (0.03)
  Class C                            1998             9.93        0.69           (0.55)         0.14
                                     1997(1)         10.00        0.03           (0.07)        (0.04)
  Class X                            1998             9.93        0.69           (0.54)         0.15
                                     1997(1)         10.00        0.04           (0.07)        (0.03)


                                             Less Distributions
                                   --------------------------------------
                                    From Net    From Net    In Excess of
                                   Investment   Realized   Net Investment
                                     Income      Gains         Income
                                   ----------   --------   --------------
ASAF FOUNDERS INTERNATIONAL SMALL
CAPITALIZATION FUND:
------------------------------
------------------------------
  Class A                            $(0.03)       $--         $   --
                                         --        --              --
  Class B                                --        --              --
                                         --        --              --
  Class C                                --        --              --
                                         --        --              --
  Class X                                --        --              --
                                         --        --              --
ASAF FOUNDERS SMALL
CAPITALIZATION FUND:
------------------------------
------------------------------
  Class A                            $   --        $--         $   --
                                         --        --              --
  Class B                                --        --              --
                                         --        --              --
  Class C                                --        --              --
                                         --        --              --
  Class X                                --        --              --
                                         --        --              --
ASAF T. ROWE PRICE SMALL COMPANY
VALUE FUND:
------------------------------
------------------------------
  Class A                            $   --        $--         $(0.03)
                                         --        --              --
  Class B                                --        --           (0.01)
                                         --        --              --
  Class C                                --        --           (0.01)
                                         --        --              --
  Class X                                --        --           (0.01)
                                         --        --              --
ASAF AMERICAN CENTURY STRATEGIC
BALANCED FUND:
------------------------------
------------------------------
  Class A                            $(0.09)       $--         $   --
                                         --        --              --
  Class B                             (0.04)       --              --
                                         --        --              --
  Class C                             (0.04)       --              --
                                         --        --              --
  Class X                             (0.04)       --              --
                                         --        --              --
ASAF FEDERATED HIGH YIELD BOND
FUND:
------------------------------
------------------------------
  Class A                            $(0.74)       $--         $   --
                                      (0.05)       --              --
  Class B                             (0.69)       --              --
                                      (0.04)       --              --
  Class C                             (0.69)       --              --
                                      (0.03)       --              --
  Class X                             (0.69)       --              --
                                      (0.04)       --              --



--------------------------------------------------------------------------------

                                            Supplemental Data                     Ratios of Expenses
                                  -------------------------------------          to Average Net Assets
                    Net Asset                 Net Assets at   Portfolio   -----------------------------------
      Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
  Distributions   End of Period   Return(2)    (In 000's)       Rate      Reimbursement(3)   Reimbursement(3)
  -------------   -------------   ---------   -------------   ---------   ----------------   ----------------
     $(0.03)         $10.27          4.32%       $   886          49%           2.10%               9.20%
         --            9.87         (1.30)%          106          --            2.10%             136.49%
         --           10.23          3.90%         1,387          49%           2.60%               9.80%
         --            9.85         (1.50)%          230          --            2.60%              90.64%
         --           10.22          3.69%           872          49%           2.60%               9.72%
         --            9.86         (1.40)%           79          --            2.60%              55.02%
         --           10.21          3.80%         2,404          49%           2.60%               9.58%
         --            9.84         (1.60)%          206          --            2.60%              54.45%
     $   --          $ 9.11         (8.45)%      $ 1,801          94%           1.70%               6.38%
         --            9.94         (0.60)%          193          --            1.70%             105.48%
         --            9.04         (8.96)%        2,685          94%           2.20%               6.86%
         --            9.93         (0.70)%          353          --            2.20%              57.99%
         --            9.06         (8.85)%        2,090          94%           2.20%               6.60%
         --            9.94         (0.60)%           74          --            2.20%              42.48%
         --            9.06         (8.76)%        4,085          94%           2.20%               6.69%
         --            9.93         (0.70)%          270          --            2.20%              47.29%
     $(0.03)         $ 8.85        (15.13)%      $ 7,155           4%           1.75%               3.51%
         --           10.46          4.60%           383          --            1.75%              54.47%
      (0.01)           8.80        (15.63)%       13,184           4%           2.25%               4.03%
         --           10.44          4.40%         1,155          --            2.25%              30.14%
      (0.01)           8.80        (15.71)%        8,298           4%           2.25%               3.97%
         --           10.45          4.50%           335          --            2.25%              33.60%
      (0.01)           8.80        (15.63)%       12,368           4%           2.25%               4.00%
         --           10.44          4.40%           640          --            2.25%              22.43%
     $(0.09)         $10.89          9.93%       $ 3,359          93%           1.60%               4.32%
         --            9.99         (0.10)%          257           2%           1.60%              37.87%
      (0.04)          10.86          9.45%         8,272          93%           2.10%               4.65%
         --            9.96         (0.40)%          381           2%           2.10%              29.90%
      (0.04)          10.87          9.33%         3,202          93%           2.10%               4.77%
         --            9.98         (0.20)%          215           2%           2.10%              38.96%
      (0.04)          10.85          9.34%         7,164          93%           2.10%               4.66%
         --            9.96         (0.40)%          398           2%           2.10%              26.66%
     $(0.74)         $ 9.38          1.67%       $ 6,979          22%           1.50%               2.90%
      (0.05)           9.93         (0.23)%        2,154          11%           1.50%              30.49%
      (0.69)           9.39          1.25%        20,495          22%           2.00%               3.32%
      (0.04)           9.93         (0.30)%          920          11%           2.00%              30.22%
      (0.69)           9.38          1.26%         5,732          22%           2.00%               3.41%
      (0.03)           9.93         (0.36)%          206          11%           2.00%              29.26%
      (0.69)           9.39          1.26%        12,402          22%           2.00%               3.33%
      (0.04)           9.93         (0.25)%          556          11%           2.00%              30.95%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $(0.03)              (0.28)%
         --                2.03%
         --               (0.74)%
         --                1.62%
         --               (0.79)%
         --                1.72%
         --               (0.76)%
         --                1.58%
     $   --               (0.75)%
         --               (1.16)%
         --               (1.26)%
         --               (1.73)%
         --               (1.13)%
         --               (1.73)%
         --               (1.19)%
         --               (1.70)%
     $(0.03)               0.20%
         --                0.69%
      (0.01)              (0.30)%
         --                0.17%
      (0.01)              (0.32)%
         --                0.02%
      (0.01)              (0.32)%
         --                0.19%
     $(0.09)               1.30%
         --                1.56%
      (0.04)               0.80%
         --                0.79%
      (0.04)               0.79%
         --                0.78%
      (0.04)               0.79%
         --                1.07%
     $(0.74)               7.42%
      (0.05)               4.76%
      (0.69)               6.90%
      (0.04)               3.15%
      (0.69)               6.96%
      (0.03)               3.55%
      (0.69)               6.96%
      (0.04)               3.65%

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                     Increase (Decrease) from
                                                                       Investment Operations
                                                  Net Asset  -----------------------------------------
                                       Year         Value         Net        Net Realized   Total from
                                       Ended      Beginning   Investment     & Unrealized   Investment
                                    October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                    -----------   ---------  -------------   ------------   ----------
ASAF ROBERTSON STEPHENS VALUE +
GROWTH FUND:
------------------------------
------------------------------
  Class A                            1998(4)       $ 10.00      $(0.10)         $0.54         $0.44
  Class B                            1998(4)         10.00       (0.14)          0.57          0.43
  Class C                            1998(4)         10.00       (0.14)          0.54          0.40
  Class X                            1998(4)         10.00       (0.14)          0.55          0.41
ASAF LORD ABBETT GROWTH AND
INCOME FUND:
------------------------------
------------------------------
  Class A                            1998(4)       $ 10.00      $ 0.05          $0.50         $0.55
  Class B                            1998(4)         10.00        0.01           0.52          0.53
  Class C                            1998(4)         10.00        0.01           0.50          0.51
  Class X                            1998(4)         10.00        0.01           0.51          0.52
ASAF JANUS OVERSEAS GROWTH FUND:
------------------------------
------------------------------
  Class A                            1998(4)       $ 10.00      $ 0.01          $0.54         $0.55
  Class B                            1998(4)         10.00       (0.04)          0.55          0.51
  Class C                            1998(4)         10.00       (0.04)          0.56          0.52
  Class X                            1998(4)         10.00       (0.04)          0.54          0.50
ASAF MARSICO CAPITAL GROWTH FUND:
------------------------------
------------------------------
  Class A                            1998(5)       $ 10.00      $ 0.01          $0.12         $0.13
  Class B                            1998(5)         10.00          --           0.12          0.12
  Class C                            1998(5)         10.00          --           0.11          0.11
  Class X                            1998(5)         10.00          --           0.11          0.11
ASAF NEUBERGER&BERMAN MID-CAP
GROWTH FUND:
------------------------------
------------------------------
  Class A                            1998(5)       $ 10.00      $(0.01)         $1.82         $1.81
  Class B                            1998(5)         10.00       (0.01)          1.80          1.79
  Class C                            1998(5)         10.00       (0.01)          1.80          1.79
  Class X                            1998(5)         10.00       (0.01)          1.80          1.79
ASAF NEUBERGER&BERMAN MID-CAP
VALUE FUND:
------------------------------
------------------------------
  Class A                            1998(5)       $ 10.00      $ 0.02          $0.21         $0.23
  Class B                            1998(5)         10.00        0.01           0.21          0.22
  Class C                            1998(5)         10.00          --           0.22          0.22
  Class X                            1998(5)         10.00        0.01           0.21          0.22


                                             Less Distributions
                                   --------------------------------------
                                    From Net    From Net    In Excess of
                                   Investment   Realized   Net Investment
                                     Income      Gains         Income
                                   ----------   --------   --------------
ASAF ROBERTSON STEPHENS VALUE +
GROWTH FUND:
------------------------------
------------------------------
  Class A                            $   --        $--           $--
  Class B                                --        --            --
  Class C                                --        --            --
  Class X                                --        --            --
ASAF LORD ABBETT GROWTH AND
INCOME FUND:
------------------------------
------------------------------
  Class A                            $(0.03)       $--           $--
  Class B                                --        --            --
  Class C                                --        --            --
  Class X                                --        --            --
ASAF JANUS OVERSEAS GROWTH FUND:
------------------------------
------------------------------
  Class A                            $   --        $--           $--
  Class B                                --        --            --
  Class C                                --        --            --
  Class X                                --        --            --
ASAF MARSICO CAPITAL GROWTH FUND:
------------------------------
------------------------------
  Class A                            $   --        $--           $--
  Class B                                --        --            --
  Class C                                --        --            --
  Class X                                --        --            --
ASAF NEUBERGER&BERMAN MID-CAP
GROWTH FUND:
------------------------------
------------------------------
  Class A                            $   --        $--           $--
  Class B                                --        --            --
  Class C                                --        --            --
  Class X                                --        --            --
ASAF NEUBERGER&BERMAN MID-CAP
VALUE FUND:
------------------------------
------------------------------
  Class A                            $   --        $--           $--
  Class B                                --        --            --
  Class C                                --        --            --
  Class X                                --        --            --



--------------------------------------------------------------------------------

                                                                                  Ratios of Expenses
                                            Supplemental Data                    to Average Net Assets
                                  -------------------------------------   -----------------------------------
                    Net Asset                 Net Assets at   Portfolio
      Total           Value         Total     End of Period   Turnover     After Expense      Before Expense
  Distributions   End of Period   Return(2)    (In 000's)       Rate      Reimbursement(3)   Reimbursement(3)
  -------------   -------------   ---------   -------------   ---------   ----------------   ----------------
     $   --          $10.44          4.40%       $ 2,690         207%           1.80%               4.29%
         --           10.43          4.30%         7,468         207%           2.30%               4.77%
         --           10.40          4.00%         2,634         207%           2.30%               4.67%
         --           10.41          4.10%         6,879         207%           2.30%               4.77%
     $(0.03)         $10.52          5.48%       $ 5,572          42%           1.60%               3.57%
         --           10.53          5.32%        10,710          42%           2.10%               4.06%
         --           10.51          5.12%         5,019          42%           2.10%               4.01%
         --           10.52          5.22%        11,350          42%           2.10%               3.98%
     $   --          $10.55          5.50%       $ 8,812         101%           2.10%               4.12%
         --           10.51          5.10%        15,339         101%           2.60%               4.58%
         --           10.52          5.20%         9,580         101%           2.60%               4.58%
         --           10.50          5.00%        11,226         101%           2.60%               4.60%
     $   --          $10.13          1.20%       $ 7,037          67%           1.75%               2.84%
         --           10.12          1.10%        17,994          67%           2.25%               3.29%
         --           10.11          1.10%        11,012          67%           2.25%               3.44%
         --           10.11          1.10%         5,746          67%           2.25%               3.22%
     $   --          $11.81         18.00%       $   587         122%           1.75%               5.66%
         --           11.79         17.80%           991         122%           2.25%              15.98%
         --           11.79         17.90%           903         122%           2.25%              20.25%
         --           11.79         17.90%           509         122%           2.25%              10.43%
     $   --          $10.23          2.30%       $   717           3%           1.75%               9.44%
         --           10.22          2.20%         1,886           3%           2.25%               9.10%
         --           10.22          2.20%           997           3%           2.25%              13.91%
         --           10.22          2.20%           295           3%           2.25%              12.90%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $   --               (1.12)%
         --               (1.62)%
         --               (1.62)%
         --               (1.62)%
     $(0.03)               0.62%
         --                0.14%
         --                0.15%
         --                0.17%
     $   --                0.06%
         --               (0.44)%
         --               (0.45)%
         --               (0.41)%
     $   --                0.72%
         --                0.25%
         --                0.24%
         --                0.20%
     $   --               (0.52)%
         --               (0.78)%
         --               (0.72)%
         --               (0.67)%
     $   --                0.87%
         --                0.47%
         --                0.26%
         --                0.34%

(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Commenced operations on December 31, 1997.
(5) Commenced operations on August 19, 1998.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
throughout each period)

                                                                   Increase (Decrease) from
                                                                     Investment Operations
                                                Net Asset  -----------------------------------------
                                     Year         Value         Net        Net Realized   Total from
                                     Ended      Beginning   Investment     & Unrealized   Investment
                                  October 31,   of Period  Income (Loss)   Gain (Loss)    Operations
                                  -----------   ---------  -------------   ------------   ----------
ASAF T. ROWE PRICE
INTERNATIONAL EQUITY FUND:
--------------------------------
--------------------------------
  Class A                          1998          $  8.93      $(0.02)         $ 0.48        $ 0.46
                                   1997(1)          9.74        0.01           (0.82)        (0.81)
  Class B                          1998             9.16       (0.07)           0.50          0.43
                                   1997(1)         10.00       (0.01)          (0.83)        (0.84)
  Class C                          1998             9.16       (0.06)           0.47          0.41
                                   1997(1)         10.00       (0.01)          (0.83)        (0.84)
  Class X                          1998             9.18       (0.07)           0.50          0.43
                                   1997(1)         10.00       (0.01)          (0.81)        (0.82)
ASAF JANUS
CAPITAL GROWTH FUND:
--------------------------------
--------------------------------
  Class A                          1998          $ 11.40      $(0.01)         $ 3.05        $ 3.04
                                   1997(1)         11.18        0.09            0.13          0.22
  Class B                          1998            10.19       (0.08)           2.77          2.69
                                   1997(1)         10.00        0.06            0.13          0.19
  Class C                          1998            10.19       (0.08)           2.75          2.67
                                   1997(1)         10.00        0.05            0.14          0.19
  Class X                          1998            10.20       (0.09)           2.78          2.69
                                   1997(1)         10.00        0.05            0.15          0.20
ASAF INVESCO
EQUITY INCOME FUND:
--------------------------------
--------------------------------
  Class A                          1998          $ 10.45      $ 0.22          $ 1.20        $ 1.42
                                   1997(1)          9.98        0.14            0.33          0.47
  Class B                          1998            10.45        0.15            1.24          1.39
                                   1997(1)         10.00        0.10            0.35          0.45
  Class C                          1998            10.46        0.15            1.23          1.38
                                   1997(1)         10.00        0.10            0.36          0.46
  Class X                          1998            10.45        0.15            1.23          1.38
                                   1997(1)         10.00        0.11            0.34          0.45
ASAF TOTAL
RETURN BOND FUND:
--------------------------------
--------------------------------
  Class A                          1998          $ 10.28      $ 0.35          $ 0.54        $ 0.89
                                   1997(1)         10.07        0.15            0.09          0.24
  Class B                          1998            10.16        0.31            0.53          0.84
                                   1997(1)         10.00        0.10            0.09          0.19
  Class C                          1998            10.16        0.31            0.52          0.83
                                   1997(1)         10.00        0.10            0.09          0.19
  Class X                          1998            10.17        0.34            0.50          0.84
                                   1997(1)         10.00        0.09            0.10          0.19
ASAF JPM
MONEY MARKET FUND:
--------------------------------
--------------------------------
  Class A                          1998          $  1.00      $0.039          $   --        $0.039
                                   1997(1)          1.00       0.009              --         0.009
  Class B                          1998             1.00       0.033                         0.033
                                   1997(1)          1.00       0.007              --         0.007
  Class C                          1998             1.00       0.034                         0.034
                                   1997(1)          1.00       0.007              --         0.007
  Class X                          1998             1.00       0.034                         0.034
                                   1997(1)          1.00       0.008              --         0.008


                                             Less Distributions
                                   --------------------------------------
                                    From Net    From Net    In Excess of
                                   Investment   Realized   Net Investment
                                     Income      Gains         Income
                                   ----------   --------   --------------
ASAF T. ROWE PRICE
INTERNATIONAL EQUITY FUND:
--------------------------------
--------------------------------
  Class A                           $    --        $--         $   --
                                         --        --              --
  Class B                                --        --              --
                                         --        --              --
  Class C                                --        --              --
                                         --        --              --
  Class X                                --        --              --
                                         --        --              --
ASAF JANUS
CAPITAL GROWTH FUND:
--------------------------------
--------------------------------
  Class A                           $ (0.02)       $--         $(0.01)
                                         --        --              --
  Class B                             (0.01)       --              --
                                         --        --              --
  Class C                             (0.01)       --              --
                                         --        --              --
  Class X                             (0.01)       --              --
                                         --        --              --
ASAF INVESCO
EQUITY INCOME FUND:
--------------------------------
--------------------------------
  Class A                           $ (0.12)       $--         $   --
                                         --        --              --
  Class B                             (0.07)       --              --
                                         --        --              --
  Class C                             (0.07)       --              --
                                         --        --              --
  Class X                             (0.07)       --              --
                                         --        --              --
ASAF TOTAL
RETURN BOND FUND:
--------------------------------
--------------------------------
  Class A                           $ (0.38)       $--         $   --
                                      (0.03)       --              --
  Class B                             (0.32)       --              --
                                      (0.03)       --              --
  Class C                             (0.32)       --              --
                                      (0.03)       --              --
  Class X                             (0.32)       --              --
                                      (0.02)       --              --
ASAF JPM
MONEY MARKET FUND:
--------------------------------
--------------------------------
  Class A                           $(0.039)       $--         $   --
                                     (0.009)       --              --
  Class B                            (0.033)       --              --
                                     (0.007)       --              --
  Class C                            (0.034)       --              --
                                     (0.007)       --              --
  Class X                            (0.034)       --              --
                                     (0.008)       --              --


--------------------------------------------------------------------------------

                                                                      Ratios of Expenses
                                      Supplemental Data             to Average Net Assets*
                                  -------------------------   -----------------------------------
                    Net Asset                 Net Assets at                                         Ratio of Net Investment
      Total           Value         Total     End of Period    After Expense      Before Expense       Income (Loss) to
  Distributions   End of Period   Return(2)    (In 000's)     Reimbursement(3)   Reimbursement(3)   Average Net Assets(3)*
  -------------   -------------   ---------   -------------   ----------------   ----------------   -----------------------
     $    --         $ 9.39          5.15%       $ 1,685            2.10%               6.06%                (0.16)%
          --           8.93         (8.32)%          218            2.10%              51.87%                 0.07%
          --           9.59          4.69%         3,318            2.60%               6.50%                (0.70)%
          --           9.16         (8.40)%          390            2.60%              38.12%                (0.51)%
          --           9.57          4.48%         2,282            2.60%               6.55%                (0.58)%
          --           9.16         (8.40)%          198            2.60%              33.95%                (0.53)%
          --           9.61          4.68%         5,144            2.60%               6.54%                (0.68)%
          --           9.18         (8.20)%          756            2.60%              46.77%                (0.28)%
     $ (0.03)        $14.41         26.77%       $24,558            1.70%               2.65%                (0.24)%
          --          11.40          1.97%           706            1.70%              26.77%                 2.72%
       (0.01)         12.87         26.40%        56,582            2.20%               3.14%                (0.74)%
          --          10.19          1.90%         1,718            2.20%              16.45%                 2.27%
       (0.01)         12.85         26.20%        21,710            2.20%               3.13%                (0.75)%
          --          10.19          1.90%           452            2.20%              15.78%                 1.95%
       (0.01)         12.88         26.37%        36,575            2.20%               3.16%                (0.76)%
          --          10.20          2.00%         1,474            2.20%              24.39%                 2.05%
     $ (0.12)        $11.75         13.64%       $ 8,911            1.55%               2.86%                 1.72%
          --          10.45          4.71%           471            1.55%              29.14%                 4.81%
       (0.07)         11.77         13.30%        18,045            2.05%               3.38%                 1.27%
          --          10.45          4.50%         1,408            2.05%              19.54%                 3.68%
       (0.07)         11.77         13.19%         8,362            2.05%               3.33%                 1.27%
          --          10.46          4.60%           255            2.05%              20.89%                 3.82%
       (0.07)         11.76         13.21%        18,296            2.05%               3.35%                 1.27%
          --          10.45          4.50%         1,174            2.05%              36.25%                 4.05%
     $ (0.38)        $10.79          8.78%       $ 6,034            1.40%               2.93%                 4.76%
       (0.03)         10.28          2.39%            61            1.40%              66.92%                 4.42%
       (0.32)         10.68          8.36%        17,821            1.90%               3.58%                 4.23%
       (0.03)         10.16          1.90%           547            1.90%              39.35%                 4.13%
       (0.32)         10.67          8.25%         8,743            1.90%               3.52%                 4.27%
       (0.03)         10.16          1.93%           165            1.90%              33.68%                 4.32%
       (0.32)         10.69          8.35%        11,698            1.90%               3.68%                 4.25%
       (0.02)         10.17          1.94%           410            1.90%              67.46%                 3.94%
     $(0.039)        $ 1.00          3.94%       $ 7,372            1.50%               2.42%                 3.90%
      (0.009)          1.00          0.92%           307            1.50%              31.53%                 3.34%
      (0.033)          1.00          3.39%        16,554            2.00%               2.89%                 3.30%
      (0.007)          1.00          0.75%           354            2.00%              37.83%                 2.98%
      (0.034)          1.00          3.42%         6,895            2.00%               3.07%                 3.40%
      (0.007)          1.00          0.71%           332            2.00%              24.34%                 2.85%
      (0.034)          1.00          3.42%        12,533            2.00%               3.18%                 3.42%
      (0.008)          1.00          0.77%           566            2.00%              39.71%                 2.97%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933).
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
 * Represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.
See Notes to Financial Statements.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


OCTOBER 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997 as a Maryland Corporation. The Company operates as a series company and, at October 31, 1998, consisted of sixteen diversified investment portfolios (each a "Fund" and collectively the "Funds"). Five of the Funds -- ASAF T. Rowe Price International Equity Fund ("International Equity"), ASAF Janus Capital Growth Fund ("Janus Capital Growth"), ASAF INVESCO Equity Income Fund ("Equity Income"), ASAF Total Return Bond Fund ("Total Return Bond"), and ASAF JPM Money Market Fund ("Money Market") (each a "Feeder Fund" and collectively the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio of American Skandia Master Trust (each a "Portfolio" and collectively the "Portfolios"), an open-end management investment company comprised of five diversified investment portfolios. The value of each Feeder Fund's investment in each Portfolio, included in the accompanying Statements of Assets and Liabilities, reflects each Feeder Fund's beneficial interest in the net assets of that Portfolio. At October 31, 1998, the Feeder Funds held the following percentage interests in their corresponding Portfolios.

ASMT T. Rowe Price International Equity Portfolio        82.5%
ASMT Janus Capital Growth Portfolio                      90.5%
ASMT INVESCO Equity Income Portfolio                     84.5%
ASMT PIMCO Total Return Bond Portfolio                   74.8%
ASMT JPM Money Market Portfolio                          88.4%

     The financial statements of each Portfolio, including the Schedules of Investments, are included elsewhere within this report and should be read in conjunction with each Feeder Fund's financial statements.

     The remaining eleven Funds of the Company -- ASAF Founders International Small Capitalization Fund ("International Small Cap"), ASAF Founders Small Capitalization Fund ("Small Cap"), ASAF T. Rowe Price Small Company Value Fund ("Small Company Value"), ASAF American Century Strategic Balanced Fund ("Strategic Balanced"), ASAF Federated High Yield Bond Fund ("High Yield Bond"), ASAF Robertson Stephens Value + Growth ("Value + Growth"), ASAF Lord Abbett Growth and Income Fund ("Growth and Income"), ASAF Janus Overseas Growth Fund ("Overseas Growth"), ASAF Marsico Capital Growth Fund ("Marsico Capital Growth"), ASAF Neuberger&Berman Mid-Cap Growth Fund ("Mid-Cap Growth") and ASAF Neuberger&Berman Mid-Cap Value Fund ("Mid-Cap Value") (each a "Non-Feeder Fund" and collectively the "Non-Feeder Funds") -- directly invest and manage their own portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Funds, in conformity with generally accepted accounting principles, in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.



SECURITY VALUATION

FEEDER FUNDS -- The value of each Feeder Fund's beneficial interest in the Portfolio in which it invests is determined by the Fund's percentage interest in the Portfolio, multiplied by the Portfolio's net assets. Valuation of securities held by the Portfolios is discussed in Note 2 to the financial statements of American Skandia Master Trust.

NON-FEEDER FUNDS -- Securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount. Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Directors. As of October 31, 1998, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION

NON-FEEDER FUNDS -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS

NON-FEEDER FUNDS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


FUTURES CONTRACTS AND OPTIONS

NON-FEEDER FUNDS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS

NON-FEEDER FUNDS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-on price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

DEFERRED ORGANIZATION COSTS

ALL FUNDS -- The Company bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

FEEDER FUNDS -- The Feeder Funds record their proportionate share of investment operations, including net investment income and realized and unrealized gains and losses, from the corresponding Portfolios in which they invest.

NON-FEEDER FUNDS -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Funds' sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

MULTIPLE CLASSES OF SHARES

ALL FUNDS -- Each Fund is divided into Class A, B, C, and X shares. Each class of shares is separately charged its respective distribution and service fees. Income, expenses that are not specific to a particular class, and realized and unrealized gains and losses are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS

ALL FUNDS -- Dividends, if any, from net investment income are declared and paid at least annually by the International Small Cap, Small Cap, Small Company Value, Value + Growth, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth, Mid-Cap Value, International Equity and Janus Capital Growth Funds, semiannually by the Strategic Balanced, Growth and Income, and Equity Income Funds, declared daily and paid quarterly by the Total Return Bond Fund, and declared daily and paid monthly by the High Yield Bond and Money Market Funds. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Non-Feeder Funds have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective
Funds: Founders Asset Management, Inc. for International Small Cap and Small Cap; T. Rowe Price Associates, Inc. for Small Company Value; American Century Investment Management, Inc. for Strategic Balanced; Federated Investment Counseling for High Yield Bond; Robertson, Stephens & Company Investment Management, L.P. for Value + Growth; Lord Abbett & Co. for Growth and Income; Janus Capital Corporation for Overseas Growth; Marsico Capital Management, LLC for Marsico Capital Growth; and Neuberger&Berman Management Incorporated for Mid-Cap Growth and Mid-Cap Value.

ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.10%, .90% 1.00%, .90%, .70%, 1.10%,
1.00%, 1.10%, 1.00%, .90% and .90% of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, High Yield Bond, Value + Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth, and Mid-Cap Value Funds, respectively. The fee for International Small Cap is reduced to 1.00% of the average daily net assets in excess of $100 million. The Investment Manager is currently waiving a portion of its fee equal to .10%, .20%, and .10% of the average daily net assets of the Value + Growth, Growth and Income, and Overseas Growth Funds, respectively.

SUB-ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60%, .50%, .60%, .50%, .25%,
 .60%, .50%, .60%, .45%, .40%, and .40% of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, High Yield Bond, Value + Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth and Mid-Cap Value Funds, respectively. The Sub-advisors for Value + Growth, Growth and Income, and Overseas Growth are currently waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Small Cap, Small Cap, Strategic Balanced, High Yield Bond, Value + Growth, Growth and Income, and Overseas Growth are reduced for Fund net assets in excess of specified levels.

EXPENSE LIMITATION

ALL FUNDS -- The Investment Manager has voluntarily agreed to limit the operating expenses of each Fund (exclusive of class-specific distribution fees) to an annual rate of 1.60%, 1.20%, 1.25%, 1.10%, 1.00%, 1.30%, 1.10%, 1.60%,
1.25%, 1.25%, 1.25%, 1.60%, 1.20%, 1.05%, .90% and 1.00% of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, High Yield Bond, Value + Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Mid-Cap Growth, Mid-Cap Value, International Equity, Janus Capital Growth, Equity Income, Total Return Bond and Money Market Funds, respectively. All amounts paid or payable to the Funds by the Investment Manager, under the agreement, are reflected in the Statements of Operations.

MANAGEMENT OF THE COMPANY

NON-FEEDER FUNDS -- Certain officers and Directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested Directors.

DISTRIBUTOR

ALL FUNDS -- American Skandia Marketing, Incorporated ("ASMI") serves as the principal underwriter and distributor for each Fund. The Company has adopted a separate Distribution and Service Plan (each a "Plan" and collectively the "Plans") for Class A, B, C, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

     Under the Class A Plan, the Funds pay ASMI a distribution and service fee of .50% of the average daily net assets attributable to Class A shares, half of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate qualified dealers, brokers, banks, and other financial institutions ("Dealers") for services provided in connection with the sale of Class A shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class A shares.

     A portion of the sales charge on sales of Class A shares may be retained by ASMI or allocated to Dealers attributable to the sale of those shares. For the year ended October 31, 1998, ASMI retained no portion of the sales charge on sales of Class A shares of the Funds.

     Under the Class B Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class B shares that are outstanding for eight years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class B shares and the maintenance of shareholder accounts. Suchcompensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class B shares held for over seven years.

     Under the Class C Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class C shares, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class C shares and the maintenance of shareholder accounts. ASMI currently pays a 1.00% fee to Dealers, in advance, upon sale of Class C shares and retains the fee paid by the Funds in the first year. After the shares have been held for a year, ASMI pays such compensation on a quarterly basis.

     Under the Class X Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class X shares that are outstanding for ten years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate Dealers for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Compensation to Dealers is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class X shares held for over seven years.

     Purchases of $1 million or more or purchases by certain retirement plans, with respect to Class A shares, are subject to a contingent deferred sales charge ("CDSC") if shares are redeemed within 12 months of their purchase. A CDSC is imposed on Class B and Class X shares redeemed within seven and eight years, respectively after their purchase. A CDSC is imposed on Class C shares redeemed within 12 months of their purchase. The maximum CDSC imposed is equal to 1%, 6%, 1% and 6% of the amount subject to the charge for Class A, B, C, and X, respectively. During the year ended October 31, 1998, CDSCs collected by ASMI totaled $124,482, $15,984, and $23,554 for Class B, Class C, and Class X, respectively.

4. SHARES OF CAPITAL STOCK
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- The authorized capital stock of the Funds is 5.5 billion shares, with a par value of $.001 per share. Transactions in shares of capital stock, for the fiscal year ended October 31, 1998, were as follows:

                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
INTERNATIONAL SMALL
  CAP:
  Sold                      86,775   $    948,154      167,918   $ 1,851,350        84,357   $    908,498       243,435
  Reinvested                    53            523           14           145             7             67            21
  Redeemed                 (11,337)      (122,246)     (55,655)     (653,576)       (7,014)       (75,984)      (29,011)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            75,491   $    826,431      112,277   $ 1,197,919        77,350   $    832,581       214,445
                       ===========   ============   ==========   ===========   ===========   ============   ===========
SMALL CAP:
  Sold                     225,167   $  2,208,610      379,743   $ 3,708,430       254,630   $  2,401,811       479,057
  Redeemed                 (46,693)      (433,840)    (118,369)   (1,132,903)      (31,346)      (297,337)      (55,354)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           178,474   $  1,774,770      261,374   $ 2,575,527       223,284   $  2,104,474       423,703
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
INTERNATIONAL SMALL
  CAP:
  Sold                 $  2,658,777
  Reinvested                    209
  Redeemed                 (307,049)
                       ------------
    Net Increase       $  2,351,937
                       ============
SMALL CAP:
  Sold                 $  4,680,015
  Redeemed                 (495,331)
                       ------------
    Net Increase       $  4,184,684
                       ============



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
SMALL COMPANY VALUE:
  Sold                   1,021,252   $ 10,026,934    1,688,655   $16,836,032     1,025,988   $ 10,042,684     1,630,431
  Reinvested                   417          4,374          256         2,684            78            822           212
  Redeemed                (249,839)    (2,272,268)    (301,641)   (2,949,022)     (115,761)    (1,085,977)     (286,276)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           771,830   $  7,759,040    1,387,270   $13,889,694       910,305   $  8,957,528     1,344,367
                       ===========   ============   ==========   ===========   ===========   ============   ===========
STRATEGIC BALANCED:
  Sold                     344,894   $  3,739,190      771,215   $ 8,328,502       294,906   $  3,164,423       683,423
  Reinvested                 1,034         11,486          840         9,409           403          4,523           857
  Redeemed                 (63,105)      (702,418)     (48,880)     (556,672)      (22,222)      (238,433)      (64,172)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           282,823   $  3,048,258      723,175   $ 7,781,239       273,087   $  2,930,513       620,108
                       ===========   ============   ==========   ===========   ===========   ============   ===========
HIGH YIELD BOND:
  Sold                     914,002   $  9,050,780    2,473,078   $24,716,187       805,820   $  8,047,625     1,823,826
  Reinvested                20,089        198,480       45,479       449,899        18,558        183,686        36,017
  Redeemed                (407,297)    (4,038,423)    (427,818)   (4,267,818)     (234,296)    (2,331,581)     (594,353)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           526,794   $  5,210,837    2,090,739   $20,898,268       590,082   $  5,899,730     1,265,490
                       ===========   ============   ==========   ===========   ===========   ============   ===========
VALUE + GROWTH:
  Sold                     283,213   $  3,109,515      898,838   $ 9,815,889       265,927   $  2,904,473       823,445
  Redeemed                 (25,645)      (269,220)    (182,926)   (2,004,334)      (12,530)      (132,150)     (162,643)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           257,568   $  2,840,295      715,912   $ 7,811,555       253,397   $  2,772,323       660,802
                       ===========   ============   ==========   ===========   ===========   ============   ===========
GROWTH AND INCOME:
  Sold                     619,339   $  6,426,893    1,157,925   $12,217,205       509,140   $  5,365,379     1,184,756
  Reinvested                   620          6,849          105         1,167            44            487           127
  Redeemed                 (90,220)      (909,199)    (140,792)   (1,455,882)      (31,713)      (320,384)     (105,837)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           529,739   $  5,524,543    1,017,238   $10,762,490       477,471   $  5,045,482     1,079,046
                       ===========   ============   ==========   ===========   ===========   ============   ===========
OVERSEAS GROWTH:
  Sold                   1,057,414   $ 11,269,484    1,534,948   $16,642,383       994,577   $ 10,851,929     1,166,231
  Redeemed                (222,317)    (2,310,095)     (75,158)     (782,812)      (83,923)      (905,162)      (97,225)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           835,097   $  8,959,389    1,459,790   $15,859,571       910,654   $  9,946,767     1,069,006
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MARSICO CAPITAL
  GROWTH:
  Sold                     726,246   $  7,070,185    1,803,833   $17,639,782     1,148,327   $ 11,278,785       698,173
  Redeemed                 (31,271)      (288,616)     (25,199)     (243,593)      (59,297)      (582,417)     (129,808)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           694,975   $  6,781,569    1,778,634   $17,396,189     1,089,030   $ 10,696,368       568,365
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MID-CAP GROWTH:
  Sold                      49,762   $    538,535       84,911   $   893,803        76,609   $    797,506        43,682
  Redeemed                      --             (4)        (805)       (8,603)           --             --          (549)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            49,762   $    538,531       84,106   $   885,200        76,609   $    797,506        43,133
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MID-CAP VALUE:
  Sold                      70,308   $    703,884      184,421   $ 1,845,182       101,900   $  1,019,193        28,876
  Redeemed                    (285)        (2,856)          --            --        (4,309)       (43,051)           --
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            70,023   $    701,028      184,421   $ 1,845,182        97,591   $    976,142        28,876
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
SMALL COMPANY VALUE:
  Sold                 $ 16,569,662
  Reinvested                  2,228
  Redeemed               (2,755,864)
                       ------------
    Net Increase       $ 13,816,026
                       ============
STRATEGIC BALANCED:
  Sold                 $  7,377,704
  Reinvested                  9,648
  Redeemed                 (678,893)
                       ------------
    Net Increase       $  6,708,459
                       ============
HIGH YIELD BOND:
  Sold                 $ 18,256,129
  Reinvested                356,164
  Redeemed               (5,875,943)
                       ------------
    Net Increase       $ 12,736,350
                       ============
VALUE + GROWTH:
  Sold                 $  9,020,684
  Redeemed               (1,754,404)
                       ------------
    Net Increase       $  7,266,280
                       ============
GROWTH AND INCOME:
  Sold                 $ 12,627,277
  Reinvested                  1,410
  Redeemed               (1,075,167)
                       ------------
    Net Increase       $ 11,553,520
                       ============
OVERSEAS GROWTH:
  Sold                 $ 12,776,135
  Redeemed               (1,042,766)
                       ------------
    Net Increase       $ 11,733,369
                       ============
MARSICO CAPITAL
  GROWTH:
  Sold                 $  6,818,287
  Redeemed               (1,153,944)
                       ------------
    Net Increase       $  5,664,343
                       ============
MID-CAP GROWTH:
  Sold                 $    454,990
  Redeemed                   (5,509)
                       ------------
    Net Increase       $    449,481
                       ============
MID-CAP VALUE:
  Sold                 $    288,688
  Redeemed                       --
                       ------------
    Net Increase       $    288,688
                       ============


                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
INTERNATIONAL EQUITY:
  Sold                     221,414   $  2,090,387      408,621   $ 3,972,257       250,513   $  2,401,533       555,056
  Redeemed                 (66,338)      (626,464)    (105,111)   (1,010,455)      (33,718)      (319,274)     (101,971)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           155,076   $  1,463,923      303,510   $ 2,961,802       216,795   $  2,082,259       453,085
                       ===========   ============   ==========   ===========   ===========   ============   ===========
JANUS CAPITAL GROWTH:
  Sold                   1,818,238   $ 24,548,459    4,750,569   $58,188,656     1,826,515   $ 22,153,339     3,110,722
  Reinvested                   533          5,971          312         3,136            97            973           310
  Redeemed                (176,653)    (2,408,469)    (523,973)   (6,534,310)     (181,890)    (2,229,981)     (416,083)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase         1,642,118   $ 22,145,961    4,226,908   $51,657,482     1,644,722   $ 19,924,331     2,694,949
                       ===========   ============   ==========   ===========   ===========   ============   ===========
EQUITY INCOME:
  Sold                     800,093   $  9,119,192    1,649,485   $18,887,565       755,077   $  8,644,258     1,605,054
  Reinvested                 3,175         37,119        3,849        45,208         1,661         19,588         4,516
  Redeemed                 (90,254)    (1,022,287)    (254,863)   (2,923,405)      (70,668)      (805,945)     (166,501)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           713,014   $  8,134,024    1,398,471   $16,009,368       686,070   $  7,857,901     1,443,069
                       ===========   ============   ==========   ===========   ===========   ============   ===========
TOTAL RETURN BOND:
  Sold                     677,765   $  7,232,109    1,914,506   $20,252,322     1,053,270   $ 11,077,340     1,202,518
  Reinvested                 4,808         51,616       13,158       139,382        10,237        108,524        12,977
  Redeemed                (129,332)    (1,388,733)    (312,304)   (3,287,557)     (260,589)    (2,760,543)     (161,117)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           553,241   $  5,894,992    1,615,360   $17,104,147       802,918   $  8,425,321     1,054,378
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MONEY MARKET:
  Sold                  20,520,931   $ 20,520,931   25,761,335   $25,761,335    17,068,008   $ 17,068,008    30,862,241
  Reinvested                95,268         95,268      126,073       126,073        76,596         76,596       187,254
  Redeemed             (13,551,379)   (13,551,379)  (9,687,147)   (9,687,147)  (10,580,610)   (10,580,610)  (19,082,355)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase         7,064,820   $  7,064,820   16,200,261   $16,200,261     6,563,994   $  6,563,994    11,967,140
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
INTERNATIONAL EQUITY:
  Sold                 $  5,419,289
  Redeemed                 (973,754)
                       ------------
    Net Increase       $  4,445,535
                       ============
JANUS CAPITAL GROWTH:
  Sold                 $ 37,412,759
  Reinvested                  3,128
  Redeemed               (5,073,683)
                       ------------
    Net Increase       $ 32,342,204
                       ============
EQUITY INCOME:
  Sold                 $ 18,427,772
  Reinvested                 53,161
  Redeemed               (1,882,627)
                       ------------
    Net Increase       $ 16,598,306
                       ============
TOTAL RETURN BOND:
  Sold                 $ 12,653,752
  Reinvested                137,290
  Redeemed               (1,706,939)
                       ------------
    Net Increase       $ 11,084,103
                       ============
MONEY MARKET:
  Sold                 $ 30,862,241
  Reinvested                187,254
  Redeemed              (19,082,355)
                       ------------
    Net Increase       $ 11,967,140
                       ============

     Transactions in shares of capital stock, for the period ended October 31, 1997, were as follows:

                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
INTERNATIONAL SMALL
  CAP:
  Sold                       9,754   $     97,828       23,340   $   233,440         7,998   $     80,146        20,945
  Redeemed                      --             --           (2)          (25)           (6)           (55)           (2)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase             9,754   $     97,828       23,338   $   233,415         7,992   $     80,091        20,943
                       ===========   ============   ==========   ===========   ===========   ============   ===========
SMALL CAP:
  Sold                      18,372   $    183,278       35,572   $   354,771         7,399   $     73,723        27,161
  Redeemed                      (3)           (25)          (3)          (25)           (2)           (25)           (7)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            18,369   $    183,253       35,569   $   354,746         7,397   $     73,698        27,154
                       ===========   ============   ==========   ===========   ===========   ============   ===========
SMALL COMPANY VALUE:
  Sold                      35,645   $    375,919      110,704   $ 1,167,706        32,096   $    342,052        61,311
  Redeemed                     (17)          (181)         (70)         (760)           (3)           (25)          (29)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            35,628   $    375,738      110,634   $ 1,166,946        32,093   $    342,027        61,282
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
INTERNATIONAL SMALL
  CAP:
  Sold                 $    209,179
  Redeemed                      (25)
                       ------------
    Net Increase       $    209,154
                       ============
SMALL CAP:
  Sold                 $    270,490
  Redeemed                      (71)
                       ------------
    Net Increase       $    270,419
                       ============
SMALL COMPANY VALUE:
  Sold                 $    649,944
  Redeemed                     (317)
                       ------------
    Net Increase       $    649,627
                       ============


                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                CLASS A                     CLASS B                     CLASS C               CLASS X
                       --------------------------   ------------------------   --------------------------   -----------
                         SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
STRATEGIC BALANCED:
  Sold                      83,398   $    838,987       38,292   $   388,813        21,579   $    219,920        39,958
  Redeemed                 (58,685)      (600,178)         (12)         (125)           (3)           (25)           (2)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            24,713   $    238,809       38,280   $   388,688        21,576   $    219,895        39,956
                       ===========   ============   ==========   ===========   ===========   ============   ===========
HIGH YIELD BOND:
  Sold                     216,427   $  2,168,207       92,594   $   924,866        21,719   $    216,988        60,245
  Reinvested                   336          3,338          106         1,056            47            469            82
  Redeemed                    (718)        (7,184)         (53)         (532)       (1,002)        (9,951)       (4,306)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           216,045   $  2,164,361       92,647   $   925,390        20,764   $    207,506        56,021
                       ===========   ============   ==========   ===========   ===========   ============   ===========
INTERNATIONAL EQUITY:
  Sold                      23,490   $    220,217       42,608   $   405,136        21,627   $    207,357        84,453
  Redeemed                    (123)        (1,174)         (81)         (797)           (3)           (25)       (2,063)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            23,367   $    219,043       42,527   $   404,339        21,624   $    207,332        82,390
                       ===========   ============   ==========   ===========   ===========   ============   ===========
CAPITAL GROWTH:
  Sold                      66,046   $    768,680      168,878   $ 1,766,154        44,354   $    465,523       144,494
  Redeemed                  (5,101)       (59,528)        (298)       (3,181)           (3)           (25)          (10)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            60,945   $    709,152      168,580   $ 1,762,973        44,351   $    465,498       144,484
                       ===========   ============   ==========   ===========   ===========   ============   ===========
EQUITY INCOME:
  Sold                      44,136   $    459,412      134,825   $ 1,411,321        24,377   $    255,486       112,415
  Redeemed                      --             --         (162)       (1,731)           --             --           (32)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase            44,136   $    459,412      134,663   $ 1,409,590        24,377   $    255,486       112,383
                       ===========   ============   ==========   ===========   ===========   ============   ===========
TOTAL RETURN BOND:
  Sold                       5,693   $     57,481       54,044   $   542,228        16,227   $    163,314        40,314
  Reinvested                    10            103           20           202            10            103            43
  Redeemed                    (746)        (7,525)        (202)       (2,025)           (3)           (25)          (23)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase             4,957   $     50,059       53,862   $   540,405        16,234   $    163,392        40,334
                       ===========   ============   ==========   ===========   ===========   ============   ===========
MONEY MARKET:
  Sold                     374,404   $    374,404      702,299   $   702,299       531,152   $    531,152       874,395
  Reinvested                 1,094          1,094        1,141         1,141           891            891           725
  Redeemed                 (78,485)       (78,485)    (349,856)     (349,856)     (200,540)      (200,540)     (308,714)
                       -----------   ------------   ----------   -----------   -----------   ------------   -----------
    Net Increase           297,013   $    297,013      353,584   $   353,584       331,503   $    331,503       566,406
                       ===========   ============   ==========   ===========   ===========   ============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
STRATEGIC BALANCED:
  Sold                 $    399,935
  Redeemed                      (25)
                       ------------
    Net Increase       $    399,910
                       ============
HIGH YIELD BOND:
  Sold                 $    600,477
  Reinvested                    811
  Redeemed                  (43,056)
                       ------------
    Net Increase       $    558,232
                       ============
INTERNATIONAL EQUITY:
  Sold                 $    806,216
  Redeemed                  (19,413)
                       ------------
    Net Increase       $    786,803
                       ============
CAPITAL GROWTH:
  Sold                 $  1,503,024
  Redeemed                     (105)
                       ------------
    Net Increase       $  1,502,919
                       ============
EQUITY INCOME:
  Sold                 $  1,168,540
  Redeemed                     (339)
                       ------------
    Net Increase       $  1,168,201
                       ============
TOTAL RETURN BOND:
  Sold                 $    405,133
  Reinvested                    430
  Redeemed                     (233)
                       ------------
    Net Increase       $    405,330
                       ============
MONEY MARKET:
  Sold                 $    874,395
  Reinvested                    725
  Redeemed                 (308,714)
                       ------------
    Net Increase       $    566,406
                       ============

5. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for Federal income or excise tax has been made.

     Income and capital gains of the Funds are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

CAPITAL LOSS CARRYFORWARDS -- At October 31, 1998, the following Funds had, for Federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                        EXPIRING IN
                                                    2005         2006
                                                   -------    ----------
International Small Cap                            $    --    $  185,715
Small Cap                                               --       860,425
Small Company Value                                     37       334,901
Strategic Balanced                                   1,010     1,067,686
High Yield Bond                                      4,183        17,619
Value + Growth                                          --     2,108,704
Growth and Income                                       --     1,122,945
Overseas Growth                                         --     2,242,636
Marsico Capital Growth                                  --       682,762
International Equity                                    --        73,332
Capital Growth                                      38,807     4,789,881
Equity Income                                       12,699       517,156
Money Market                                            --           666

6. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NON-FEEDER FUNDS -- Purchases and sales of securities, other than U.S. government securities, and short-term obligations, during the year ended October 31, 1998, were as follows:

                                               PURCHASES        SALES
                                              -----------    -----------
International Small Cap                       $4,951,361     $ 1,110,168
Small Cap                                     11,392,099       3,394,331
Small Company Value                           41,610,709         789,030
Strategic Balanced                            25,519,621       7,498,693
High Yield Bond                               46,250,707       4,437,545
Value + Growth                                38,795,276      18,604,553
Growth and Income                             36,100,399       5,313,059
Overseas Growth                               48,437,604      12,495,864
Marsico Capital Growth                        42,367,176       9,745,208
Mid-Cap Growth                                 2,786,452         726,882
Mid-Cap Value                                  2,945,246          23,376

     Purchases and sales of U.S. government securities, during the year ended October 31, 1998, were as follows:

                                               PURCHASES        SALES
                                              -----------    -----------
Strategic Balanced                            $6,683,591     $   416,320



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


     At October 31, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Non-Feeder Funds, for Federal income tax purposes, were as follows:

                                                                            NET
                                          GROSS           GROSS          UNREALIZED
                         AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                           COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                        -----------    ------------    ------------    --------------
International Small
  Cap                   $4,046,019      $  281,552      $  352,399      $   (70,847)
Small Cap               10,348,350         895,421         847,154           48,267
Small Company Value     46,746,553       1,347,533       6,917,822       (5,570,289)
Strategic Balanced      20,203,082       1,387,652          93,918        1,293,734
High Yield Bond         49,843,749         197,148       3,177,618       (2,980,470)
Value + Growth          18,729,362       1,870,558         655,171        1,215,387
Growth and Income       32,768,310       1,862,254         990,423          871,831
Overseas Growth         42,503,052       2,835,607       1,667,064        1,168,543
Marsico Capital Growth  41,909,067       2,095,979         177,421        1,918,558
Mid-Cap Growth           2,439,556         267,154          40,107          227,047
Mid-Cap Value            3,688,249          96,229          15,668           80,561


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of American Skandia Advisor Funds, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ASAF Founders International Small Capitalization Fund, ASAF Founders Small Capitalization Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF American Century Strategic Balanced Fund, ASAF Federated High Yield Bond Fund, ASAF Robertson Stephens Value + Growth Fund, ASAF Lord Abbett Growth and Income Fund, ASAF Janus Overseas Growth Fund, ASAF Marsico Capital Growth Fund, ASAF Neuberger&Berman Mid-Cap Growth Fund, ASAF Neuberger&Berman Mid-Cap Value Fund, ASAF T. Rowe Price International Equity Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund and ASAF JPM Money Market Fund of American Skandia Advisor Funds, Inc. (the "Company"), at October 31, 1998, the results of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 11, 1998



                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


                     [This page intentionally left blank.]




                         AMERICAN SKANDIA MASTER TRUST
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 1998

               ASMT T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                      ASMT JANUS CAPITAL GROWTH PORTFOLIO
                      ASMT INVESCO EQUITY INCOME PORTFOLIO
                     ASMT PIMCO TOTAL RETURN BOND PORTFOLIO
                        ASMT JPM MONEY MARKET PORTFOLIO



ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
FOREIGN STOCK -- 95.1%
  ARGENTINA -- 0.8%
    Banco de Galicia y
      Buenos Aires SA de CV
      [ADR] (Financial-Bank
      & Trust)                   434    $     7,405
    Banco Frances SA [ADR]
      (Financial-Bank &
      Trust)                     360          7,515
    Perez Companc SA* (Oil &
      Gas)                     4,560         22,351
    Telefonica de Argentina
      SA Cl-B [ADR]
      (Telecommuncations)        880         29,095
    YPF SA [ADR] (Oil & Gas)   1,730         50,062
                                        -----------
                                            116,428
                                        -----------
  AUSTRALIA -- 2.6%
    AMP Ltd.* (Insurance)      1,000         11,844
    Australian Gas Light Co.
      Ltd. (Utilities)         3,092         22,142
    Brambles Industries Ltd.
      (Transportation)         1,000         21,835
    Broken Hill Proprietary
      Co. Ltd. (Metals &
      Mining)                  2,036         17,230
    Colonial Ltd. (Financial
      Services)                5,073         16,548
    Commonwealth Bank of
      Australia
      (Financial-Bank &
      Trust)                   3,050         37,749
    Fosters Brewing Group
      Ltd. (Beverages)         5,000         12,228
    Goodman Fielder Ltd.
      (Food)                  12,000         15,778
    John Fairfax Holdings
      Ltd. (Printing &
      Publishing)              6,000         10,454
    Lend Lease Corp. Ltd.
      (Financial Services)     1,000         21,964
    National Australia Bank
      Ltd. (Financial-Bank &
      Trust)                   1,022         13,482
    News Corp. Ltd.
      (Broadcasting)           4,005         27,239
    News Corp. Ltd. Pfd.
      (Broadcasting)           4,013         24,023
    Publishing &
      Broadcasting Ltd.
      (Broadcasting)           3,000         11,854
    Star City Holdings Ltd.*
      (Entertainment &
      Leisure)                13,000          8,818
    TABCORP Holdings Ltd.
      (Entertainment &
      Leisure)                 4,000         26,494
    Telstra Corp. Ltd.
      (Telecommunications)    10,000         39,514
    Westpac Banking Corp.
      Ltd. (Financial-Bank &
      Trust)                   5,065         30,667
    Woodside Petroleum Ltd.
      (Oil & Gas)              3,000         15,784
                                        -----------
                                            385,647
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  BELGIUM -- 1.7%
    Dexia (Credit Communal)
      Belgium
      (Financial Services)       130    $    21,122
    Fortis AG (Insurance)        250         71,870
    KBC Bancassurance
      Holdings NV
      (Financial-Bank &
      Trust)                   2,110        147,321
    Societe Europeene des
      Satellites [FDR]*
      (Broadcasting)             100         16,687
                                        -----------
                                            257,000
                                        -----------
  BRAZIL -- 1.4%
    Companhia Brasileira de
      Distribuicoa Grupo Pao
      de Acucar [GDR]
      (Retail &
      Merchandising)           1,000         16,125
    Companhia Energetica de
      Minas Geras [ADR]
      (Utilities)              1,223         23,786
    Telecomunicacoes
      Brasileiras SA [ADR]
      (Telecommunications)     2,000        151,875
    Uniao de Bancos
      Brasileiros SA [GDR]
      (Financial-Bank &
      Trust)                   1,000         17,500
                                        -----------
                                            209,286
                                        -----------
  CANADA -- 0.2%
    Alcan Aluminium Ltd.
      (Metals & Mining)          760         19,037
    Royal Bank of Canada
      (Financial-Bank &
      Trust)                     250         11,490
                                        -----------
                                             30,527
                                        -----------
  CHILE -- 0.1%
    Chilectra SA [ADR] 144A*
      (Utilities)                464          9,128
    Compania Cervecerias
      Unidas SA [ADR]
      (Beverages)                430          7,740
                                        -----------
                                             16,868
                                        -----------
  CHINA -- 0.2%
    Huaneng Power
      International, Inc.
      [ADR]* (Utilities)       2,000         27,500
                                        -----------
  CZECH REPUBLIC -- 0.1%
    SPT Telecom AS
      (Telecommunications)       795         12,036
                                        -----------



---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  DENMARK -- 0.4%
    Den Danske Bank
      (Financial Services)       240    $    32,592
    Tele Danmark AS
      (Telecommunications)       120         13,075
    Unidanmark AS Cl-A
      (Financial Services)       130          9,911
                                        -----------
                                             55,578
                                        -----------
  FINLAND -- 0.5%
    Nokia Oyj Cl-A
      (Telecommunications)       910         82,811
                                        -----------
  FRANCE -- 10.0%
    Alcatel
      (Telecommunications)       500         55,697
    AXA SA (Insurance)           900        101,712
    Canal Plus
      (Broadcasting)              50         12,129
    Carrefour Supermarche SA
      (Retail &
      Merchandising)              90         59,731
    Compagnie de Saint-
      Gobain (Industrial
      Products)                  440         65,087
    Credit Commercial de
      France (Financial-Bank
      & Trust)                   590         41,429
    Dexia France SA
      (Financial Services)       120         17,686
    Groupe Danone (Food)         200         52,871
    Groupe GTM (Medical
      Supplies & Equipment)      130         14,083
    L'Oreal (Consumer
      Products)                   50         28,568
    Lafarge SA (Building
      Materials)                 250         25,554
    Lapeyre SA (Building
      Materials)                 180         15,872
    Legrand SA (Electronic
      Components &
      Equipment)                 110         28,030
    Pathe SA (Broadcasting)       70         13,365
    Pinault-Printemps
      Redoute SA (Retail &
      Merchandising)             810        135,562
    Sanofi SA (Medical
      Supplies & Equipment)      690        108,028
    Schneider SA (Electronic
      Components &
      Equipment)               1,130         67,065
    Societe Generale
      (Financial Services)       300         39,681
    Societe Nationale Elf
      Aquitaine SA (Oil &
      Gas)                       400         46,285
    Societe Television
      Francaise
      (Broadcasting)             380         62,776

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
    Sodexho SA*
      (Restaurants)              508    $    98,640
    STMicroelectronics NV*
      (Semiconductors)           410         25,086
    Total SA Cl-B (Oil &
      Gas)                     1,320        152,265
    Vivendi (Conglomerates)    1,000        228,366
                                        -----------
                                          1,495,568
                                        -----------
  GERMANY -- 7.3%
    Allianz AG (Insurance)       240         80,498
    Bayer AG
      (Pharmaceuticals)        1,450         58,440
    Bayerische Hypo-Und
      Vereinsbank AG*
      (Financial-Bank &
      Trust)                   1,800        143,463
    Buderus AG (Industrial
      Products)                   30         12,408
    Deutsche Bank AG
      (Financial Services)     1,140         73,686
    Deutsche Telekom AG
      (Telecommunications)     2,110         57,076
    Dresdner Bank AG
      (Financial Services)     1,880         74,125
    Fresenius AG Pfd.
      (Pharmaceuticals)           50          8,740
    Gehe AG
      (Pharmaceuticals)        1,880        136,217
    Hoechst AG (Chemicals)       620         25,868
    Hornbach Holdings AG
      Pfd. (Retail &
      Merchandising)             200         15,336
    Mannesmann AG
      (Industrial Products)    1,130        109,440
    Rhoen-Klinikum AG
      (Healthcare Services)      290         28,892
    SAP AG (Computer
      Services & Software)       200         85,498
    SAP AG Pfd. (Computer
      Services & Software)       110         53,533
    Siemens AG (Industrial
      Products)                  460         27,941
    Veba AG (Utilities)        1,510         82,877
    Volkswagen AG
      (Automobile
      Manufacturers)             380         28,589
                                        -----------
                                          1,102,627
                                        -----------



                                                   AMERICAN SKANDIA MASTER TRUST

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  HONG KONG -- 1.3%
    Cheung Kong Holdings
      Ltd. (Real Estate)       1,000    $     6,842
    China Light & Power Co.
      Ltd. (Utilities)         5,000         28,080
    Hang Seng Bank Ltd.
      (Financial Services)     1,000          8,650
    Henderson Land
      Development Co. Ltd.
      (Real Estate)            4,000         19,675
    Hong Kong
      Telecommunications
      Ltd.
      (Telecommunications)    11,600         23,213
    Hutchison Whampoa Ltd.
      (Conglomerates)         14,000        100,312
    Sun Hung Kai & Co.
      (Conglomerates)          1,000          6,972
                                        -----------
                                            193,744
                                        -----------
  IRELAND -- 0.0%
    CBT Group PLC [ADR]*
      (Computer Services &
      Software)                  220          2,626
                                        -----------
  ITALY -- 5.4%
    Assicurazioni Generali
      (Insurance)              2,160         77,397
    Banca Commerciale Italia
      NA (Financial-Bank &
      Trust)                   4,000         24,734
    Banca di Roma*
      (Financial-Bank &
      Trust)                  29,000         50,629
    Ente Nazionale
      Idrocarburi SPA (Oil &
      Gas)                    14,000         83,323
    Industrie Natuzzi SPA
      [ADR] (Furniture)        1,000         18,188
    Istituto Mobiliare
      Italiano SPA
      (Financial Services)     5,000         76,914
    Istituto Nazionale delle
      Assicurazioni
      (Insurance)             11,000         30,317
    Italgas SPA (Utilities)    5,000         22,906
    La Rinascente SPA
      (Retail &
      Merchandising)           1,000          9,645
    Mediolanum SPA
      (Insurance)              2,000         49,811
    Telecom Italia Mobile
      SPA
      (Telecommunications)    19,000        110,356
    Telecom Italia SPA
      (Telecommunications)    23,000        166,372
    Unicredito Italiano SPA
      (Financial-Bank &
      Trust)                  17,000         91,320
                                        -----------
                                            811,912
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  JAPAN -- 16.3%
    Advantest Corp.
      (Semiconductors)           200    $    12,615
    Alps Electric Co. Ltd.
      (Electronic Components
      & Equipment)             2,000         27,530
    Canon, Inc. (Consumer
      Products)                6,000        113,536
    Citizen Watch Co. Ltd.
      (Retail &
      Merchandising)           2,000         11,053
    Dai Nippon Screen
      Manufacturing Co. Ltd.
      (Machinery &
      Equipment)               1,000          2,188
    Daiichi Pharmaceutical
      Co. Ltd.
      (Pharmaceuticals)        3,000         50,074
    Daiwa House Industry Co.
      Ltd. (Construction)      4,000         45,140
    DDI Corp.
      (Telecommunications)         7         20,425
    Denso Corp. (Automotive
      Parts)                   6,000        113,021
    East Japan Railway Co.
      Ltd. (Railroads)            10         59,300
    Fanuc Co. (Electronic
      Components &
      Equipment)                 800         24,029
    Fujitsu Ltd. (Electronic
      Components &
      Equipment)               1,000         10,641
    Hitachi Ltd. (Electronic
      Components &
      Equipment)               7,000         35,623
    Honda Motor Co. Ltd.
      (Automobile
      Manufacturers)           1,000         30,036
    Ito-Yokado Co. Ltd.
      (Retail &
      Merchandising)           2,000        116,712
    Kao Corp. (Consumer
      Products & Services)     3,000         60,759
    Kokuyo Co. Ltd. (Office
      Equipment)               2,000         26,603
    Komatsu Ltd. (Machinery
      & Equipment)             4,000         21,626
    Komori Corp. (Machinery
      & Equipment)             2,000         36,730
    Kuraray Co. Ltd.
      (Medical Supplies &
      Equipment)               4,000         42,668
    Kyocera Corp.
      (Electronic Components
      & Equipment)             2,000         88,392



---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
    Makita Corp. (Machinery
      & Equipment)             3,000    $    31,718
    Matsushita Electric
      Industrial Co.
      (Electronic Components
      & Equipment)             7,000        102,783
    Mauri Co. Ltd. (Retail &
      Merchandising)           5,000         87,105

    Mitsubishi Corp.
      (Conglomerates)          5,000         26,475
    Mitsubishi Heavy
      Industries Ltd.
      (Machinery &
      Equipment)              19,000         73,374
    Mitsui Fudosan Co. Ltd.
      (Real Estate)           10,000         66,423
    Murata Manufacturing Co.
      Ltd. (Electronic
      Components &
      Equipment)               2,000         67,452
    NEC Corp. (Electronic
      Components &
      Equipment)              11,000         81,466
    Nippon Telegraph &
      Telephone Corp.
      (Telecommunications)         5         39,133
    Nomura Securities Co.
      Ltd. (Financial
      Services)                6,000         45,312
    Pioneer Electronic Corp.
      (Electronic Components
      & Equipment)             1,000         16,477
    Sankyo Co. Ltd.
      (Pharmaceuticals)        5,000        112,850
    Sekisui Chemical Co.
      Ltd. (Chemicals)         5,000         27,247
    Sekisui House Ltd.
      (Construction)           4,000         39,854
    Seven-Eleven Japan Co.
      Ltd. (Retail &
      Merchandising)           1,000         76,034
    Shin-Etsu Chemical Co.
      (Chemicals)              4,000         79,639
    Shiseido Co. Ltd.
      (Consumer Products &
      Services)                2,000         21,901
    Sony Corp. (Electronic
      Components &
      Equipment)               1,600        101,608
    Sumitomo Corp.
      (Conglomerates)          7,000         33,520
    Sumitomo Electric
      Industries (Machinery
      & Equipment)             9,000         99,634
    Sumitomo Forestry Co.
      (Construction)           2,000         13,611
    TDK Corp. (Consumer
      Products & Services)     2,000        131,815

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
    Tokio Marine & Fire
      Insurance Co.
      (Insurance)              2,000    $    22,742
    Tokyo Electron Ltd.
      (Electronic Components
      & Equipment)             1,000         32,525
    Toppan Printing Co. Ltd.
      (Printing &
      Publishing)              4,000         41,021
    UNY Co. Ltd. (Retail &
      Merchandising)           2,000         32,611
                                        -----------
                                          2,453,031
                                        -----------
  KOREA -- 0.1%
    Korea Fund, Inc.**
      (Financial Services)     1,714         14,248
                                        -----------
  MEXICO -- 1.9%
    Cemex SA de CV (Building
      Materials)                  90            211
    Cemex SA de CV [ADR]*
      (Building Materials)     4,000         18,374
    Cemex SA de CV Cl-B
      (Building Materials)     3,000          8,150
    Cifra SA [ADR]* (Retail
      & Merchandising)           620          8,317
    Fomento Economico
      Mexicano SA de CV UBD
      Units* (Conglomerates)  10,000         25,191
    Gruma SA [ADS]* (Food)       525          5,290
    Gruma SA Cl-B* (Food)      4,067         10,245
    Grupo Industrial Maseca
      SA de CV Cl-B (Food)    17,000         14,040
    Grupo Modelo SA de CV
      Cl-C (Beverages)        12,000         25,428
    Grupo Televisa SA [GDR]*
      (Broadcasting)           1,000         27,125
    Kimberly-Clark de Mexico
      SA Cl-A (Paper &
      Forest Products)         4,000         11,459
    Panamerican Beverages,
      Inc. Cl-A (Beverages)    1,000         20,250
    Telefonos de Mexico SA
      Cl-L [ADR]
      (Telecommunications)     2,000        105,625
    TV Azteca SA de CV [ADR]
      (Broadcasting)           1,000          8,750
                                        -----------
                                            288,455
                                        -----------



                                                   AMERICAN SKANDIA MASTER TRUST

ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  NETHERLANDS -- 10.8%
    ABN AMRO Holding NV
      (Financial-Bank &
      Trust)                   3,610    $    67,651
    AKZO Nobel NV
      (Chemicals)                240          9,329
    ASM Lithography Holding
      NV* (Electronic
      Components &
      Equipment)               1,720         43,652
    CSM NV (Food)              1,550         76,351
    Elsevier NV (Printing &
      Publishing)              7,950        111,949
    Fortis Amev NV
      (Insurance)              1,500         97,420
    Gucci Group NV (Clothing
      & Apparel)                 335         12,772
    ING Groep NV (Financial-
      Bank & Trust)            4,080        197,481
    Koninklijke Ahold NV
      (Food)                   2,970         98,752
    Koninklijke Numico NV
      (Food)                   1,190         46,831
    KPN NV
      (Telecommunications)       640         24,878
    PolyGram NV
      (Entertainment &
      Leisure)                 1,050         61,898
    Royal Dutch Petroleum
      Co. (Oil & Gas)          4,620        223,124
    Royal Philips
      Electronics NV
      (Electronic Components
      & Equipment)               750         39,916
    TNT Post Group NV
      (Transportation)           280          7,496
    Unilever NV (Consumer
      Products & Services)     2,060        152,872
    Wolters Kluwer NV
      (Printing &
      Publishing)              1,830        354,697
                                        -----------
                                          1,627,069
                                        -----------
  NEW ZEALAND -- 0.1%
    Telecom Corp. of New
      Zealand Ltd.
      (Telecommunications)     3,000         12,309
    Telecom Corp. of New
      Zealand Ltd. Cl-IR
      (Telecommunications)     2,000          3,896
                                        -----------
                                             16,205
                                        -----------
  NORWAY -- 1.5%
    Norsk Hydro AS
      (Industrial Products)    2,480        107,650
    Orkla ASA Cl-A (Consumer
      Products & Services)     6,330        106,902

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
    Saga Petroleum ASA (Oil
      & Gas)                     520    $     6,560
                                        -----------
                                            221,112
                                        -----------
  PORTUGAL -- 0.5%
    Jeronimo Martins, SGPS,
      SA (Retail &
      Merchandising)           1,720         74,571
                                        -----------
  SINGAPORE -- 0.1%
    Singapore Press Holdings
      Ltd. (Printing &
      Publishing)              1,149          9,950
    Singapore
      Telecommunications
      Ltd.
      (Telecommunications)     6,000         10,355
                                        -----------
                                             20,305
                                        -----------
  SPAIN -- 3.0%
    Banco Bilbao Vizcaya SA
      (Financial-Bank &
      Trust)                   2,310         31,102
    Banco Santander SA
      (Financial Services)     3,651         66,751
    Corporacion Bancaria de
      Espana SA (Financial-
      Bank & Trust)            1,790         38,878
    Endesa SA (Utilities)      2,500         62,892
    Gas Natural SDG SA (Oil
      & Gas)                     460         39,541
    Iberdrola SA
      (Conglomerates)          2,620         42,238
    Repsol SA (Oil & Gas)        560         28,056
    Telefonica SA
      (Telecommunications)     3,120        140,616
                                        -----------
                                            450,074
                                        -----------
  SWEDEN -- 3.2%
    ABB AB Cl-A (Machinery &
      Equipment)               2,600         27,441
    Astra AB Cl-B
      (Pharmaceuticals)        7,160        112,206
    Atlas Copco AB Cl-B
      (Machinery &
      Equipment)               1,610         37,383
    Electrolux AB Cl-B
      (Consumer Products &
      Services)                4,300         64,636
    Hennes & Mauritz
      AB Cl-B (Clothing &
      Apparel)                 1,800        126,649
    Nordbanken Holding Co.
      AB (Financial-Bank &
      Trust)                  13,260         79,388
    Sandvik AB Cl-B
      (Machinery &
      Equipment)               1,300         26,692
                                        -----------
                                            474,395
                                        -----------


---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
  SWITZERLAND -- 6.7%
    ABB AG (Equipment
      Services)                   50    $    59,893
    Adecco SA (Business
      Services)                  210         83,746
    Credit Suisse Group
      (Financial Services)       410         63,055
    Nestle SA (Food)             140        297,765
    Novartis AG (Medical
      Supplies & Equipment)      120        216,234
    Roche Holding AG
      (Pharmaceuticals)           10        116,684
    Swisscom AG*
      (Telecommunications)        63         21,355
    UBS AG (Financial-Bank &
      Trust)                     552        151,443
                                        -----------
                                          1,010,175
                                        -----------
  UNITED KINGDOM -- 18.9%
    Abbey National PLC
      (Financial Services)     5,000         97,300
    ASDA Group PLC (Retail &
      Merchandising)          16,000         43,140
    BG PLC (Oil & Gas)         5,000         32,782
    British Petroleum Co.
      PLC (Oil & Gas)          5,000         73,436
    Cable & Wireless PLC
      (Telecommunications)    10,000        112,205
    Cadbury Schweppes PLC
      (Food)                   8,000        122,588
    Caradon PLC (Building
      Materials)              12,000         24,920
    Centrica PLC* (Oil &
      Gas)                     6,000         11,656
    Compass Group PLC (Food)   7,000         70,924
    Diageo PLC (Consurmer
      Products & Services)    20,776        224,419
    Electrocomponents PLC
      (Electronic Components
      & Equipment)             3,000         19,858
    GKN PLC (Conglomerates)    2,000         24,317
    Glaxo Wellcome PLC
      (Pharmaceuticals)        8,000        248,660
    Kingfisher PLC (Retail &
      Merchandising)          24,000        210,812
    Ladbroke Group PLC
      (Entertainment &
      Leisure)                 7,000         25,644
    National Westminster
      Bank PLC
      (Financial-Bank &
      Trust)                  22,000        371,751
    Rank Group PLC
      (Entertainment &
      Leisure)                 4,000         16,379
    Reed International PLC
      (Printing &
      Publishing)             19,000        160,847

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
    Rio Tinto PLC (Metals &
      Mining)                  6,000    $    72,850
    Rolls-Royce PLC
      (Machinery &
      Equipment)               4,000         14,771
    Safeway PLC (Retail &
      Merchandising)           9,000         45,217
    Shell Transport &
      Trading Co. PLC (Oil &
      Gas)                    31,000        188,325
    Smith, (David S.)
      Holdings PLC
      (Paper & Forest
      Products)                5,000         10,551
    SmithKline Beecham PLC
      (Pharmaceuticals)       27,000        337,771
    Tesco PLC (Retail &
      Merchandising)          24,000         67,725
    Tomkins PLC
      (Conglomerates)         23,000        106,502
    Unilever PLC (Consumer
      Products & Services)     1,000         10,048
    United News & Media PLC
      (Printing &
      Publishing)              8,000         88,558
                                        -----------
                                          2,833,956
                                        -----------
TOTAL INVESTMENTS -- 95.1%
  (Cost $14,409,218)                     14,283,754
OTHER ASSETS LESS
  LIABILITIES -- 4.9%                       737,029
                                        -----------
NET ASSETS -- 100.0%                    $15,020,783
                                        ===========

Foreign currency exchange contracts outstanding at October 31, 1998:

SETTLEMENT             CONTRACTS TO   IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH         TYPE       RECEIVE          FOR       AT VALUE     DEPRECIATION
------------------------------------------------------------------------------
Nov-98       Buy GBP      50,875        $85,271      $85,100         $171
                                        =======      =======         ====

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
** Closed-end fund.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.1% of net assets.

See Notes to Financial Statements.


                                                   AMERICAN SKANDIA MASTER TRUST


ASMT JANUS
CAPITAL GROWTH PORTFOLIO

---------------------------------------------------
                            SHARES            VALUE
---------------------------------------------------
COMMON STOCK -- 76.4%
  BEVERAGES -- 1.6%
    Coca-Cola Co.            36,115    $  2,442,277
                                       ------------
  COMPUTER HARDWARE -- 5.3%
    Dell Computer Corp.*    125,530       8,237,906
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 23.7%
    America Online, Inc.*    81,015      10,293,968
    Cisco Systems, Inc.*     94,177       5,933,151
    Edwards, (J.D.) & Co.*   36,825       1,206,019
    Intuit, Inc.*            51,610       2,606,305
    Microsoft Corp.*         88,360       9,355,115
    VERITAS Software
      Corp.*                143,725       7,204,216
                                       ------------
                                         36,598,774
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 1.9%
    Colgate-Palmolive Co.    32,805       2,899,142
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 6.6%
    General Electric Co.     68,965       6,034,437
    Texas Instruments,
      Inc.                   64,775       4,141,552
                                       ------------
                                         10,175,989
                                       ------------
  ENTERTAINMENT & LEISURE -- 4.6%
    Time Warner, Inc.        76,785       7,126,608
                                       ------------
  FINANCIAL -- BANK & TRUST -- 1.5%
    U.S. Bancorp             65,215       2,380,348
                                       ------------
  FINANCIAL SERVICES -- 2.1%
    Fannie Mae               44,710       3,166,027
                                       ------------
  FOOD -- 2.3%
    Safeway, Inc.*           74,195       3,547,448
                                       ------------
  HEALTHCARE SERVICES -- 1.6%
    IMS Health, Inc.         37,125       2,468,813
                                       ------------
  OFFICE EQUIPMENT -- 1.1%
    Staples, Inc.*           51,775       1,689,159
                                       ------------
  PHARMACEUTICALS -- 8.9%
    Lilly, (Eli) & Co.       15,610       1,263,434
    MedImmune, Inc.*         23,945       1,610,301
    Pfizer, Inc.             47,713       5,120,201
    Warner-Lambert Co.       72,398       5,674,193
                                       ------------
                                         13,668,129
                                       ------------
  RETAIL & MERCHANDISING -- 5.4%
    Costco Companies,
      Inc.*                 123,595       7,014,016
    Home Depot, Inc.         28,520       1,240,620
                                       ------------
                                          8,254,636
                                       ------------

                            SHARES            VALUE
---------------------------------------------------
---------------------------------------------------
  TELECOMMUNICATIONS -- 9.8%
    Global TeleSystems
      Group, Inc.*           20,015    $    801,851
    Lucent Technologies,
      Inc.                   31,985       2,564,797
    MCI WorldCom, Inc.*      49,500       2,734,875
    Nokia Corp. Cl-A [ADR]   74,105       6,896,397
    Qwest Communications
      International, Inc.*   55,165       2,158,331
                                       ------------
                                         15,156,251
                                       ------------
TOTAL COMMON STOCK (Cost
  $101,363,607)                         117,811,507
                                       ------------
FOREIGN STOCK -- 2.5%
  COMPUTER SERVICES & SOFTWARE -- 1.6%
    SAP AG Pfd. -- (DEM)      5,023       2,444,504
                                       ------------
  PHARMACEUTICALS -- 0.9%
    SmithKline Beecham
      PLC -- (GBP)          111,239       1,391,605
                                       ------------
TOTAL FOREIGN STOCK (Cost
  $4,216,632)                             3,836,109
                                       ------------
                              PAR
                             (000)
                            -------
CORPORATE OBLIGATIONS -- 0.4%
  ENTERTAINMENT & LEISURE -- 0.2%
    Venetian Casino Resort
      LLC Co. Guarantee
      Notes 12.25%,
      11/15/04                 $275         245,438
                                       ------------
TELECOMMUNICATIONS -- 0.2%
    Lenfest
      Communications, Inc.
      Sr. Notes 7.625%,
      02/15/08                  140         140,350
    Lenfest
      Communications, Inc.
      Sr. Sub. Notes
      8.25%, 02/15/08           175         179,594
                                       ------------
                                            319,944
                                       ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $589,592)                                 565,382
                                       ------------




---------------------------------------------------
                              PAR
                             (000)            VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.4%
    Federal Home Loan Bank
      Disc. Notes
      5.35%, 11/02/98       $15,000    $ 14,997,771
    Federal Mtge. Corp.
      Disc. Notes
      5.40%, 11/02/98         5,700       5,699,145
                                       ------------
  (Cost $20,696,916)                     20,696,916
                                       ------------
COMMERCIAL PAPER -- 4.5%
    Prudential Funding
      Corp. 5.66%,
      11/02/98
  (Cost $6,998,899)           7,000       6,998,899
                                       ------------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment
      Cash Fund              54,898          54,898
    Temporary Investment
      Fund                   54,898          54,898
                                       ------------
  (Cost $109,796)                           109,796
                                       ------------
TOTAL INVESTMENTS -- 97.3%
  (Cost $133,975,442)                   150,018,609
OTHER ASSETS LESS
  LIABILITIES -- 2.7%                     4,219,883
                                       ------------
NET ASSETS -- 100.0%                   $154,238,492
                                       ============

-------------------------------------------------------
Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing securities.

See Notes to Financial Statements.


                                                   AMERICAN SKANDIA MASTER TRUST


ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
COMMON STOCK -- 70.6%
  AEROSPACE -- 3.3%
    AlliedSignal, Inc.        16,000    $   623,000
    General Dynamics Corp.    10,600        627,387
    Northrop Grumman Corp.    10,900        869,275
                                        -----------
                                          2,119,662
                                        -----------
  AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co.            12,000        651,000
                                        -----------
  BEVERAGES -- 2.2%
    Anheuser-Busch
      Companies, Inc.         23,000      1,367,062
                                        -----------
  COMPUTER HARDWARE -- 1.1%
    International Business
      Machines Corp.           4,500        667,969
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 2.3%
    Edwards, (J.D.) & Co.*    22,000        720,500
    Microsoft Corp.*           7,000        741,125
                                        -----------
                                          1,461,625
                                        -----------
  CONGLOMERATES -- 1.3%
    Textron, Inc.             11,300        840,437
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 3.9%
    Colgate-Palmolive Co.     10,200        901,425
    Gillette Co.              13,500        606,656
    Procter & Gamble Co.      10,600        942,075
                                        -----------
                                          2,450,156
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.9%
    Applied Materials, Inc.*  22,500        780,469
    Emerson Electric Co.       9,700        640,200
    General Electric Co.       9,000        787,500
    Tandy Corp.               14,000        693,875
    Texas Instruments, Inc.   13,000        831,187
                                        -----------
                                          3,733,231
                                        -----------
  ENVIRONMENTAL SERVICES -- 0.9%
    Republic Services, Inc.
      Cl-A*                   27,000        590,625
                                        -----------
  FINANCIAL -- BANK & TRUST -- 7.0%
    Bank of New York Co.,
      Inc.                    40,400      1,275,125
    Charter One Financial,
      Inc.                    26,065        715,158
    Fleet Financial Group,
      Inc.                    16,800        670,950
    Mellon Bank Corp.         10,400        625,300
    St. Paul Bancorp, Inc.    27,900        573,694
    Summit Bancorp            15,000        569,062
                                        -----------
                                          4,429,289
                                        -----------

                              SHARES          VALUE
---------------------------------------------------
---------------------------------------------------
  FOOD -- 6.0%
    Albertsons, Inc.          10,000    $   555,625
    General Mills, Inc.       13,650      1,003,275
    Heinz, (H.J.) Co.         10,000        581,250
    Kellogg Co.               12,800        422,400
    Quaker Oats Co.           12,800        756,000
    Tasty Baking Co.          34,000        493,000
                                        -----------
                                          3,811,550
                                        -----------
  HOTELS & MOTELS -- 0.6%
    Hilton Hotels Corp.       20,000        401,250
                                        -----------
  INSURANCE -- 3.1%
    Allmerica Financial
      Corp.                   10,000        500,000
    CIGNA Corp.                8,200        598,087
    Ohio Casualty Corp.        6,500        245,375
    Travelers Property
      Casualty Corp. Cl-A     20,000        613,750
                                        -----------
                                          1,957,212
                                        -----------
  OIL & GAS -- 8.3%
    Apache Corp.              16,000        453,000
    Chevron Corp.              5,500        448,250
    Conoco, Inc. Cl-A*        36,000        895,500
    Exxon Corp.                7,300        520,125
    Halliburton Co.           19,500        700,781
    National Fuel Gas Co.     18,000        850,500
    Royal Dutch Petroleum
      Co.                      7,700        379,225
    Schlumberger Ltd.          8,000        420,000
    Unocal Corp.              17,000        576,937
                                        -----------
                                          5,244,318
                                        -----------
  PAPER & FOREST PRODUCTS -- 0.8%
    Fort James Corp.          13,000        524,062
                                        -----------
  PHARMACEUTICALS -- 7.1%
    American Home Products
      Corp.                   14,200        692,250
    Bristol-Meyers Squibb
      Co.                      7,500        829,219
    Lilly, (Eli) & Co.        10,000        809,375
    Merck & Co., Inc.          6,000        811,500
    SmithKline Beecham PLC
      [ADR]                   10,000        637,500
    Warner-Lambert Co.         9,600        752,400
                                        -----------
                                          4,532,244
                                        -----------
  RAILROADS -- 1.9%
    Kansas City Southern
      Industries, Inc.        19,900        768,637
    Norfolk Southern Corp.    13,100        431,481
                                        -----------
                                          1,200,118
                                        -----------
  REAL ESTATE -- 0.2%
    HRPT Properties Trust
      [REIT]                   7,100        113,156
                                        -----------



---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
RETAIL & MERCHANDISING -- 2.6%
    Dayton-Hudson Corp.       13,500    $   572,062
    Federated Department
      Stores, Inc.*           10,100        388,219
    Penney, (J.C.) Co., Inc.  15,000        712,500
                                        -----------
                                          1,672,781
                                        -----------
  SEMICONDUCTORS -- 2.1%
    Intel Corp.                6,500        579,719
    Motorola, Inc.            15,000        780,000
                                        -----------
                                          1,359,719
                                        -----------
  TELECOMMUNICATIONS -- 7.2%
    Ameritech Corp.           13,100        706,581
    Bell Atlantic Corp.       14,300        759,687
    GTE Corp.                 13,000        762,937
    SBC Communications, Inc.  15,700        727,106
    Sprint Corp.              10,700        821,225
    U.S. West, Inc.           13,500        774,563
                                        -----------
                                          4,552,099
                                        -----------
  UTILITIES -- 1.8%
    Northern States Power
      Co.                     21,200        572,400
    Unicom Corp.              15,000        565,313
                                        -----------
                                          1,137,713
                                        -----------
TOTAL COMMON STOCK
  (Cost $42,323,149)                     44,817,278
                                        -----------
                               PAR
                              (000)
                              ------
CORPORATE OBLIGATIONS -- 17.7%
  BROADCASTING -- 0.8%
    CBS, Inc. Debs.
      8.875%, 06/01/22        $  200        227,500
    Continental Cablevision,
      Inc. Sr. Debs.
      9.50%, 08/01/13            250        303,750
                                        -----------
                                            531,250
                                        -----------
  BUILDING MATERIALS -- 0.4%
    USG Corp. Sr. Notes
      8.50%, 08/01/05            250        261,563
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 0.3%
    Loewen Group, Inc. Co.
      Guarantee Notes
      8.25%, 10/15/03            250        198,750
                                        -----------
  ENTERTAINMENT & LEISURE -- 0.6%
    Grand Casinos, Inc.
      First Mtge.
      10.125%, 12/01/03          250        263,438
    Time Warner
      Entertainment Co.
      Debs.
      7.25%, 09/01/08            100        108,750
                                        -----------
                                            372,188
                                        -----------

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
  FINANCIAL SERVICES -- 1.0%
    Lehman Brothers
      Holdings, Inc. Sr.
      Notes
      8.80%, 03/01/15         $   25    $    26,188
    SunAmerica, Inc. Debs.
      8.125%, 04/28/23           500        584,375
                                        -----------
                                            610,563
                                        -----------
  FOOD -- 0.4%
    American Stores Co.
      Debs.
      7.50%, 05/01/09            250        273,771
                                        -----------
  HEALTHCARE SERVICES --0.1%
    FHP International Corp.
      Sr. Notes
      7.00%, 09/15/03             50         53,063
                                        -----------
  HOTELS & MOTELS -- 0.8%
    Hilton Hotels Corp. Sr.
      Notes
      7.20%, 12/15/09            250        236,875
    HMH Properties Co.
      Guarantee Notes Cl-A
      7.875%, 08/01/05           250        244,375
                                        -----------
                                            481,250
                                        -----------
  INSURANCE -- 0.9%
    Equitable Companies,
      Inc. Sr. Notes
      9.00%, 12/15/04            500        593,125
                                        -----------
  METALS & MINING -- 0.4%
    Haynes International,
      Inc. Sr. Notes
      11.625%, 09/01/04          250        250,625
                                        -----------
  OIL & GAS -- 2.0%
    Atlantic Richfield Co.
      Debs.
      10.875%, 07/15/05          500        646,875
    Belco Oil & Gas Corp.
      Sr. Sub. Notes Cl-B
      8.875%, 09/15/07           100         86,000
    Canadian Forest Oil Ltd.
      Co. Guarantee Notes
      8.75%, 09/15/07            250        223,125
    Deeptech International,
      Inc. Sr. Notes
      12.00%, 12/15/00           100        110,000
    Gulf Canada Resources
      Ltd. Sr. Notes
      8.25%, 03/15/17            100         95,375
    Noram Energy Corp. Sub.
      Debs. [CVT]
      6.00%, 03/15/12            100         94,625
                                        -----------
                                          1,256,000
                                        -----------



                                                   AMERICAN SKANDIA MASTER TRUST

ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
PRINTING & PUBLISHING -- 0.2%
    Affiliated Newspaper
      Investments, Inc. Sr.
      Disc. Notes [STEP]
      12.01%, 07/01/06        $  100    $    96,375
                                        -----------
  RETAIL & MERCHANDISING -- 0.8%
    Dayton-Hudson Corp.
      Notes
      5.875%, 11/01/08           500        497,500
                                        -----------
  TELECOMMUNICATIONS -- 3.9%
    360 Communications Co.
      Notes
      6.65%, 01/15/08            250        263,438
    Centel Capital Corp.
      Debs.
      9.00%, 10/15/19            250        316,875
    Intermedia
      Communications, Inc.
      Sr. Notes Cl-B
      8.50%, 01/15/08            250        236,250
    International CableTel,
      Inc. Sr. Notes Cl-B
      [STEP]
      11.95%, 04/15/05           250        215,000
    Level 3 Communications,
      Inc. Sr. Notes
      9.125%, 05/01/08           250        236,250
    McLeodUSA, Inc. Sr.
      Notes 144A
      9.50%, 11/01/08            250        256,250
    MetroNet Communications
      Corp. Sr. Notes
      12.00%, 08/15/07           350        374,500
    NEXTLINK Communications,
      Inc. Sr. Notes
      9.625%, 10/01/07            50         47,250
    WorldCom, Inc. Sr. Notes
      6.40%, 08/15/05            500        520,000
                                        -----------
                                          2,465,813
                                        -----------
  UTILITIES -- 5.1%
    Boston Edison Co. Debs.
      8.25%, 09/15/22            250        265,938
      7.80%, 03/15/23             25         25,813
    Cleveland Electric
      Illuminating Co. First
      Mtge. Cl-B
      8.375%, 12/01/11           100        102,750
    Coda Energy, Inc. Co.
      Guarantee Notes Cl-B
      10.50%, 04/01/06           150        141,000
    Commonwealth Edison
      First Mtge.
      8.00%, 05/15/08            400        452,500

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
    Connecticut Light &
      Power Co. First Mtge.
      Cl-D
      7.875%, 10/01/01        $  100    $   106,625
    Consumers Energy Co.
      First Mtge.
      7.375%, 09/15/23           500        492,500
    El Paso Electric Co.
      First Mtge. Cl-C
      8.25%, 02/01/03            200        218,000
    Gulf States Utilities
      First Mtge.
      8.70%, 04/01/24            250        268,438
    Metropolitan Edison Co.
      First Mtge. Medium
      Term Notes Cl-B
      8.15%, 01/30/23             75         82,786
    New York State Electric
      & Gas Corp. First
      Mtge.
      8.30%, 12/15/22            200        211,750
    Pacific Gas & Electric
      Co. First Mtge. Cl-92B
      8.375%, 05/01/25           490        532,263
    Potomac Electric Power
      Co. First Mtge.
      6.25%, 10/15/04            100        107,625
    Western Massachusetts
      Electric Co. First
      Mtge. Cl-V
      7.75%, 12/01/02            250        253,693
                                        -----------
                                          3,261,681
                                        -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $11,386,834)                     11,203,517
                                        -----------
U.S. TREASURY OBLIGATIONS -- 3.4%
     U.S. Treasury Notes
      5.625%, 11/30/99           250        253,308
      5.50%, 05/31/03          1,000      1,048,066
      6.625%, 05/15/07           250        283,888
      6.125%, 08/15/07           500        552,273
                                        -----------
  (Cost $2,025,351)                       2,137,535
                                        -----------
COMMERCIAL PAPER -- 7.9%
    American Express Credit
      Corp.
      5.184%, 11/02/98         1,500      1,500,000
    General Electric Capital
      Services
      5.435%, 11/05/98         1,000      1,000,000
    Heller Financial, Inc.
      5.285%, 11/04/98         2,500      2,500,000
                                        -----------
  (Cost $5,000,000)                       5,000,000
                                        -----------


ASMT INVESCO
EQUITY INCOME PORTFOLIO

---------------------------------------------------
                              SHARES          VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%
     Temporary Investment
       Cash Fund              279,826   $   279,826
    Temporary Investment
      Fund                    279,826       279,826
                                        -----------
  (Cost $559,652)                           559,652
                                        -----------
TOTAL INVESTMENTS -- 100.4%
  (Cost $61,294,986)                     63,717,982
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.4%)                         (267,755)
                                        -----------
NET ASSETS -- 100.0%                    $63,450,227
                                        ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.


                                                   AMERICAN SKANDIA MASTER TRUST


ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO

----------------------------------------------------
                                  PAR
                                (000)          VALUE
----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 42.2%
    Federal Home Loan
      Mortgage Corp.
      4.775%, 12/23/98         $  200    $   198,625
      5.125%, 11/12/98            100         99,843
      6.00%, 04/01/28-
         07/01/28               7,381      7,304,370
      6.00%, 01/14/29 [TBA]       900        888,894
      6.50%, 12/15/23             205        201,090
      7.00%, 02/15/27           3,370      3,347,781
      8.50%, 08/01/24-
         12/01/25               1,492      1,555,487
                                         -----------
                                          13,596,090
                                         -----------
    Federal National Mortgage Assoc.
      6.131%, 12/01/27-
         05/01/36 [VR]            867        874,147
                                         -----------
    Government National Mortgage
      Assoc.
      6.50%, 01/21/29 [TBA]     4,000      4,038,120
      6.68%, 01/01/09             956        970,684
      6.875%, 10/15/38-
         02/04/40               5,000      5,076,482
      7.00%, 11/15/27             467        478,103
                                         -----------
                                          10,563,389
                                         -----------
  (Cost $24,899,424)                      25,033,626
                                         -----------
U.S. TREASURY OBLIGATIONS -- 27.8%
    U.S. Treasury Bonds
      12.00%, 08/15/13          8,800     13,582,476
      8.00%, 11/15/21           1,000      1,340,348
      6.75%, 08/15/26           1,300      1,561,591
                                         -----------
  (Cost $16,273,656)                      16,484,415
                                         -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.9%
    Countrywide Home Loans
      Series 1998-18 Cl-2A3
      6.75%, 08/25/28           1,000        967,501
    First Plus Home Loan
      Trust Series 1998-5
      Cl-A3 [VR]
      6.06%, 09/10/11           1,000        997,500
    PNC Mortgage Securities
      Corp. Series 1998-10
      Cl-1A6
      6.50%, 10/25/28           2,000      1,940,938
    Structured Asset
      Securities Corp.
      5.72%, 10/25/28           2,000      1,996,875
                                         -----------
  (Cost $5,906,447)                        5,902,814
                                         -----------
CORPORATE OBLIGATIONS -- 19.0%
  CONSUMER GOODS & SERVICES -- 3.5%
    Sears Roebuck Acceptance
      Corp. Medium Term Notes
      Cl-2
      6.86%, 08/06/01           2,000      2,077,500
                                         -----------

                                  PAR
                                (000)          VALUE
----------------------------------------------------
----------------------------------------------------
  FINANCIAL -- BANK & TRUST -- 1.6%
    Bankers Trust Corp.
      Unsubordinated Notes
      [VR]
      5.819%, 01/30/02         $1,000    $   949,280
                                         -----------
  FINANCIAL SERVICES -- 10.6%
    Bear Stearns Companies,
      Inc. Medium Term Notes
      Cl-B [VR]
      5.782%, 02/16/01          1,000        996,360
    Bear Stearns Companies,
      Inc. Unsubordinated
      Medium Term Notes [VR]
      5.875%, 03/18/05            500        501,793
    Beneficial Corp. Medium
      Term Notes Cl-H [FRN]
      5.588%, 01/09/02            500        499,285
    Caterpillar Financial
      Services Corp., Inc.
      Medium Term Notes Cl-F
      [FRN]
      5.737%, 06/08/00            500        500,445
    Ford Motor Credit Co.
      Notes [FRN]
      5.827%, 09/03/01          1,000        994,241
    Lehman Brothers Holdings,
      Inc. Medium Term Notes
      [FRN]
      6.281%, 12/01/00            800        808,240
    Morgan Stanley, Dean
      Witter & Co. Unsecured
      Sr. Sub. Notes
      5.875%, 03/11/03          1,000        964,679
    New England Educational
      Loan Marketing Assoc.
      Medium Term Notes Cl-B
      [FRN]
      5.857%, 06/11/01          1,000        999,180
                                         -----------
                                           6,264,223
                                         -----------
  TELECOMMUNICATIONS -- 1.7%
    WorldCom, Inc. Sr. Notes
      6.125%, 08/15/01          1,000      1,020,000
                                         -----------
  UTILITIES -- 1.6%
    Long Island Lighting
      Corp. Debs.
      9.00%, 11/01/22             800        952,000
                                         -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $11,296,300)                      11,263,003
                                         -----------
FOREIGN BONDS -- 1.3%
    Republic of the
      Philippines Cl-B
      6.50%, 12/01/17
  (Cost $743,415)               1,000        806,588
                                         -----------


----------------------------------------------------
                                  PAR
                                (000)          VALUE
----------------------------------------------------
COMMERCIAL PAPER -- 13.2%
    Caisse D'amortissement de
      la Dette Sociale
      5.17%, 11/30/98          $  900    $   896,252
    Coca-Cola Co.
      5.24%, 11/06/98             600        599,563
    Du Pont, (E.I.) De
      Nemours & Co.
      5.22%, 11/20/98             600        598,347
      5.05%, 11/25/98             700        697,643
    General Electric Capital
      Corp.
      5.09%, 12/18/98           1,500      1,490,032
    General Motors Acceptance
      Corp.
      5.25%, 11/04/98             500        499,781
      5.20%, 11/16/98             400        399,133
    International Business
      Machines Corp.
      5.48%, 11/24/98             100         99,659
    Kingdom of Sweden
      5.09%, 12/09/98             400        397,851
    New Center Asset Trust
      5.48%, 12/16/98             300        298,221

                                  PAR
                                (000)          VALUE
----------------------------------------------------
----------------------------------------------------
    Procter & Gamble Co.
      5.30%, 11/04/98          $  700    $   699,691
      5.14%, 12/28/98             500        495,936
    SBC Communications, Inc.
      5.29%, 11/06/98             700        699,485
                                         -----------
  (Cost $7,871,304)                        7,871,594
                                         -----------
                               SHARES
                               ------
SHORT-TERM INVESTMENTS -- 1.0%
    Temporary Investment Cash
      Fund                     282,567       282,567
    Temporary Investment Fund  282,567       282,567
                                         -----------
  (Cost $565,134)                            565,134
                                         -----------
TOTAL INVESTMENTS -- 114.4%
  (Cost $67,555,680)                      67,927,174
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (14.4%)                       (8,552,008)
                                         -----------
NET ASSETS -- 100.0%                     $59,375,166
                                         ===========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.


                                                   AMERICAN SKANDIA MASTER TRUST


ASMT JPM
MONEY MARKET PORTFOLIO

---------------------------------------------------
                                 PAR
                               (000)          VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 57.3%
    Federal Home Loan Bank
      5.61%, 06/18/99        $ 1,000    $ 1,000,025
                                        -----------
    Federal Home Loan
      Mortgage Corp.
      5.10%, 11/30/98          8,000      7,967,133
      5.29%, 12/10/98         10,000      9,942,692
                                        -----------
                                         17,909,825
                                        -----------
    Student Loan Marketing
      Assoc.
      5.42%, 11/02/98          9,165      9,163,620
                                        -----------
  (Cost $28,073,470)                     28,073,470
                                        -----------
CORPORATE OBLIGATIONS -- 15.4%
  BEVERAGES -- 1.2%
    PepsiCo, Inc. Medium
      Term Notes [FRN]++
      5.497%, 11/19/98           600        599,460
                                        -----------
  FINANCIAL -- BANK & TRUST -- 11.7%
    American Express
      Centurion Notes [FRN]
      5.565%, 11/13/98++         750        750,000
    Banc One Corp. Medium
      Term Notes [FRN]
      5.657%, 11/04/98++       1,000        999,990
    Bankers Trust Co.
      5.57%, 11/16/98++          500        499,822
    First Union National
      Bank Sr. Notes [FRN]
      5.208%, 01/25/99++       1,500      1,500,000
    Key Bank NA Notes [FRN]
      5.585%, 11/02/98++       1,000        999,795
    NationsBank Corp. Sr.
      Medium Term Notes
      Cl-F [FRN]
      5.747%, 11/19/98++       1,000      1,000,619
                                        -----------
                                          5,750,226
                                        -----------
  FINANCIAL SERVICES -- 2.5%
    CIT Group, Inc. Sr.
      Medium Term Notes
      [FRN]
      4.72%, 01/20/99++        1,200      1,200,113
                                        -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $7,549,799)                       7,549,799
                                        -----------
COMMERCIAL PAPER -- 26.4%
  FARMING & AGRICULTURE -- 2.0%
    Monsanto Co.+
      5.00%, 04/06/99          1,000        978,333
                                        -----------
  FINANCIAL -- BANK & TRUST -- 11.0%
    British Gas Capital
      5.49%, 11/06/98            600        599,543
    NationsBank Corp.
      5.50%, 02/02/99            500        492,896

                                 PAR
                               (000)          VALUE
---------------------------------------------------
---------------------------------------------------
    Rabobank Nederland
      5.73%, 11/02/98        $ 1,500    $ 1,499,761
      5.625%, 02/03/99           600        599,990
    Suntrust Bank, Inc.
      5.41%, 12/02/98          1,000        995,341
    U.S. Bancorp
      5.08%, 11/23/98          1,215      1,211,228
                                        -----------
                                          5,398,759
                                        -----------
  FINANCIAL SERVICES -- 13.4%
    Associates Corp. of
      North America
      5.03%, 02/16/99          1,500      1,477,575
    Diageo Capital PLC+
      5.50%, 11/04/98          2,000      1,999,083
    Ford Motor Credit Corp.
      5.49%, 11/06/98            300        299,771
    General Electric
      Capital Corp.
      5.41%, 12/16/98          1,500      1,489,856
    Province of Quebec
      5.48%, 12/30/98            500        495,510
    San Paolo US Financial
      Co.
      5.49%, 02/08/99            800        787,922
                                        -----------
                                          6,549,717
                                        -----------
TOTAL COMMERCIAL PAPER
  (Cost $12,926,809)                     12,926,809
                                        -----------
                             SHARES
                             -------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                2,276          2,276
    Temporary Investment
      Fund                     2,276          2,276
                                        -----------
  (Cost $4,552)                               4,552
                                        -----------
TOTAL INVESTMENTS -- 99.1%
  (Cost $48,554,630)                     48,554,630
OTHER ASSETS LESS
  LIABILITIES -- 0.9%                       451,167
                                        -----------
NET ASSETS -- 100.0%                    $49,005,797
                                        ===========

                         -------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
 + Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 6.1% of net assets.

++ Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.


DEFINITION OF ABBREVIATIONS
-------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT
THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
ADS   --   American Depositary Shares
FDR   --   Federal Depositary Receipt
FRN   --   Floating Rate Note(1)
GDR   --   Global Depositary Receipt
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond(2)
TBA   --   To be Announced Security
VR    --   Variable Rate Bond(1)
COUNTRIES/CURRENCIES:
DEM   --   Germany/German Deutschemark
GBP   --   United Kingdom/British Pound

(1) Rates shown for variable and floating rate securities are the coupon rates as of October 31, 1998.

(2) Rates shown are the effective yields at purchase date.



                                                   AMERICAN SKANDIA MASTER TRUST


OCTOBER 31, 1998

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                          ASMT                                        ASMT PIMCO
                                      T. ROWE PRICE     ASMT JANUS     ASMT INVESCO      TOTAL       ASMT JPM
                                      INTERNATIONAL      CAPITAL          EQUITY        RETURN         MONEY
                                         EQUITY           GROWTH          INCOME         BOND         MARKET
                                        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                      -------------   --------------   ------------   -----------   -----------
ASSETS:
  Investments in Securities at Value
    (A)                                $14,283,754     $150,018,609    $63,717,982    $67,927,174   $48,554,630
  Cash                                     802,964           42,713            951        120,155            --
  Receivable For:
    Securities Sold                          2,995          458,785        111,122      4,936,336            --
    Dividends and Interest                  41,277           54,477        345,377        574,690        81,945
    Contributions by Feeder Funds          105,642        4,180,019      1,136,160      2,171,652     1,369,301
  Deferred Organization Costs               18,530           18,530         18,616         18,616        18,626
                                       -----------     ------------    -----------    -----------   -----------
       Total Assets                     15,255,162      154,773,133     65,330,208     75,748,623    50,024,502
                                       -----------     ------------    -----------    -----------   -----------
LIABILITIES:
  Cash Overdraft                                --               --             --             --        13,174
  Payable to Investment Manager             11,694          111,256         36,774         29,708        19,808
  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                171               --             --             --            --
  Payable For:
    Securities Purchased                   103,891               --      1,558,458     15,985,276            --
    Withdrawals by Feeder Funds             75,992          389,274        244,511        342,182       973,095
    Accrued Expenses and Other
       Liabilities                          42,631           34,111         40,238         16,291        12,628
                                       -----------     ------------    -----------    -----------   -----------
       Total Liabilities                   234,379          534,641      1,879,981     16,373,457     1,018,705
                                       -----------     ------------    -----------    -----------   -----------
NET ASSETS                             $15,020,783     $154,238,492    $63,450,227    $59,375,166   $49,005,797
                                       ===========     ============    ===========    ===========   ===========
(A) Investments at Cost                $14,409,218     $133,975,442    $61,294,986    $67,555,680   $48,554,630
                                       ===========     ============    ===========    ===========   ===========

See Notes to Financial Statements.



FOR THE YEAR ENDED OCTOBER 31, 1998

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                          ASMT                                        ASMT PIMCO
                                      T. ROWE PRICE     ASMT JANUS     ASMT INVESCO      TOTAL        ASMT JPM
                                      INTERNATIONAL      CAPITAL          EQUITY        RETURN         MONEY
                                         EQUITY           GROWTH          INCOME         BOND          MARKET
                                        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                      -------------   --------------   ------------   -----------   ------------
INVESTMENT INCOME:
    Interest                            $  33,171      $   622,904      $  634,864    $1,432,879      $906,403
    Dividends                             179,483          224,372         448,990            --            --
    Foreign Taxes Withheld                (30,741)         (11,021)        (30,475)       (3,705)          (76)
                                        ---------      -----------      ----------    ----------      --------
       Total Investment Income            181,913          836,255       1,053,379     1,429,174       906,327
                                        ---------      -----------      ----------    ----------      --------
EXPENSES:
    Advisory Fees                          94,058          578,304         244,316       151,673        83,674
    Shareholder Servicing Fees              4,451            4,451           4,451         4,450         4,451
    Administration and Accounting
       Fees                                57,501           95,536          70,834        60,834         6,611
    Custodian Fees                         44,128           15,182          12,416         7,700         7,600
    Professional Fees                       3,755           17,030          11,575         8,025         5,050
    Organization Costs                      4,770            4,770           4,770         4,770         4,769
    Trustees' Fees                          2,021           11,138           6,669         4,936         3,486
    Miscellaneous Expenses                 34,213            9,571          11,616         7,588         4,876
                                        ---------      -----------      ----------    ----------      --------
       Total Expenses                     244,897          735,982         366,647       249,976       120,517
                                        ---------      -----------      ----------    ----------      --------
Net Investment Income (Loss)              (62,984)         100,273         686,732     1,179,198       785,810
                                        ---------      -----------      ----------    ----------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net Realized Gain (Loss) on:
       Securities                        (153,997)      (5,429,133)       (510,100)      668,243          (733)
       Foreign Currency Transactions        3,864             (545)             --            --            --
                                        ---------      -----------      ----------    ----------      --------
    Net Realized Gain (Loss)             (150,133)      (5,429,678)       (510,100)      668,243          (733)
                                        ---------      -----------      ----------    ----------      --------
    Net Change in Unrealized
       Appreciation (Depreciation)
       on:
       Securities                          67,804       16,036,242       2,366,592       311,039            --
       Translation of Assets and
         Liabilities Denominated in
         Foreign Currencies                 8,947              (32)             --            --            --
                                        ---------      -----------      ----------    ----------      --------
    Net Change in Unrealized
       Appreciation                        76,751       16,036,210       2,366,592       311,039            --
                                        ---------      -----------      ----------    ----------      --------
    Net Gain (Loss) on Investments        (73,382)      10,606,532       1,856,492       979,282          (733)
                                        ---------      -----------      ----------    ----------      --------
    Net Increase (Decrease) in Net
       Assets Resulting from
       Operations                       $(136,366)     $10,706,805      $2,543,224    $2,158,480      $785,077
                                        =========      ===========      ==========    ==========      ========

See Notes to Financial Statements.



                                                   AMERICAN SKANDIA MASTER TRUST


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           ASMT T. ROWE PRICE                    ASMT JANUS
                                                          INTERNATIONAL EQUITY                 CAPITAL GROWTH
                                                                PORTFOLIO                         PORTFOLIO
                                                     -------------------------------   -------------------------------
                                                        YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED
                                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                           1998           1997(1)            1998           1997(1)
                                                     ----------------   ------------   ----------------   ------------
FROM OPERATIONS:
  Net Investment Income (Loss)                         $   (62,984)      $  (17,596)     $    100,273     $     7,254
  Net Realized Gain (Loss) on Investments                 (150,133)             518        (5,429,678)         10,693
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                           76,751         (194,904)       16,036,210           6,925
                                                       -----------       ----------      ------------     -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                       (136,366)        (211,982)       10,706,805          24,872
                                                       -----------       ----------      ------------     -----------
CAPITAL TRANSACTIONS:
  Contributions by Feeder Funds                         17,837,166        4,291,113       159,785,442       9,561,074
  Withdrawals by Feeder Funds                           (6,177,388)        (601,760)      (24,236,532)     (1,623,169)
                                                       -----------       ----------      ------------     -----------
Net Increase in Net Assets from Capital
  Transactions                                          11,659,778        3,689,353       135,548,910       7,937,905
                                                       -----------       ----------      ------------     -----------
       Total Increase in Net Assets                     11,523,412        3,477,371       146,255,715       7,962,777
NET ASSETS:
  Beginning of Period                                    3,497,371           20,000         7,982,777          20,000
                                                       -----------       ----------      ------------     -----------
  End of Period                                        $15,020,783       $3,497,371      $154,238,492     $ 7,982,777
                                                       ===========       ==========      ============     ===========

(1) Commenced operations on June 10, 1997.

See Notes to Financial Statements.


--------------------------------------------------------------------------------

                                    ASMT INVESCO                       ASMT PIMCO                         ASMT JPM
                                    EQUITY INCOME                   TOTAL RETURN BOND                   MONEY MARKET
                                      PORTFOLIO                         PORTFOLIO                         PORTFOLIO
                           -------------------------------   -------------------------------   -------------------------------
                              YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED
                             OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                 1998           1997(2)            1998           1997(2)            1998           1997(3)
                           ----------------   ------------   ----------------   ------------   ----------------   ------------
FROM OPERATIONS:
  Net Investment Income
    (Loss)                   $    686,732      $   15,296      $  1,179,198     $    24,066      $    785,810     $     2,325
  Net Realized Gain
    (Loss) on Investments        (510,100)        (18,651)          668,243           6,883              (733)             32
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments                 2,366,592          56,404           311,039          60,455                --              --
                             ------------      ----------      ------------     -----------      ------------     -----------
Net Increase (Decrease)
  in Net Assets Resulting
  from Operations               2,543,224          53,049         2,158,480          91,404           785,077           2,357
                             ------------      ----------      ------------     -----------      ------------     -----------
CAPITAL TRANSACTIONS:
  Contributions by Feeder
    Funds                      69,154,397       6,911,291        67,718,213       6,540,625       103,736,368       3,320,611
  Withdrawals by Feeder
    Funds                     (14,750,075)       (481,659)      (15,526,070)     (1,627,486)      (57,510,543)     (1,348,073)
                             ------------      ----------      ------------     -----------      ------------     -----------
Net Increase in Net
  Assets from Capital
  Transactions                 54,404,322       6,429,632        52,192,143       4,913,139        46,225,825       1,972,538
                             ------------      ----------      ------------     -----------      ------------     -----------
       Total Increase in
         Net Assets            56,947,546       6,482,681        54,350,623       5,004,543        47,010,902       1,974,895
NET ASSETS:
  Beginning of Period           6,502,681          20,000         5,024,543          20,000         1,994,895          20,000
                             ------------      ----------      ------------     -----------      ------------     -----------
  End of Period              $ 63,450,227      $6,502,681      $ 59,375,166     $ 5,024,543      $ 49,005,797     $ 1,994,895
                             ============      ==========      ============     ===========      ============     ===========

(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.



                                                   AMERICAN SKANDIA MASTER TRUST


SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                           Year       Net Assets at   Portfolio                           Ratio of Net Investment
                                           Ended      End of Period   Turnover    Ratio of Expenses to       Income (Loss) to
                                        October 31,    (in 000's)       Rate      Average Net Assets(4)    Average Net Assets(4)
                                        -----------   -------------   ---------   ---------------------   -----------------------
ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO:            1998         $ 15,021          20%             2.60%                    (0.67)%
--------------------------------------
--------------------------------------
                                           1997(1)         3,497           1%             6.26%                    (3.78)%
ASMT JANUS
CAPITAL GROWTH PORTFOLIO:                  1998         $154,238          77%             1.27%                     0.17%
--------------------------------------
--------------------------------------
                                           1997(1)         7,983          83%             2.79%                     0.69%
ASMT INVESCO
EQUITY INCOME PORTFOLIO:                   1998         $ 63,450          70%             1.13%                     2.11%
--------------------------------------
--------------------------------------
                                           1997(2)         6,503          46%             2.66%                     2.39%
ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO:               1998         $ 59,375         418%             1.07%                     5.05%
--------------------------------------
--------------------------------------
                                           1997(2)         5,025          93%             2.22%                     3.51%
ASMT JPM
MONEY MARKET PORTFOLIO:                    1998         $ 49,006         N/A              0.72%                     4.69%
--------------------------------------
--------------------------------------
                                           1997(3)         1,995         N/A              3.91%                     1.00%

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.
(4) Annualized for periods less than one year.

See Notes to Financial Statements.


OCTOBER 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Master Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on March 6, 1997 as a business trust under the laws of the State of Delaware. The Trust operates as a series company and, at October 31, 1998, consisted of five diversified portfolios: ASMT T. Rowe Price International Equity Portfolio ("International Equity"), ASMT Janus Capital Growth Portfolio ("Capital Growth"), ASMT INVESCO Equity Income Portfolio ("Equity Income"), ASMT PIMCO Total Return Bond Portfolio ("Total Return Bond"), and ASMT JPM Money Market Portfolio ("Money Market") (each a "Portfolio" and collectively the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
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     The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount. Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. As of October 31, 1998, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.



                                                   AMERICAN SKANDIA MASTER TRUST


FOREIGN CURRENCY EXCHANGE CONTRACTS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

REPURCHASE AGREEMENTS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

DEFERRED ORGANIZATION EXPENSES -- The Trust bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
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     The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for International Equity; Janus Capital Corporation for Capital Growth; INVESCO Funds Group, Inc. for Equity Income; Pacific Investment Management Co. for Total Return Bond; and J. P. Morgan Investment Management Inc. for Money Market.

     The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 1.00%, .75%, .65%, and .50% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively.

     The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .75%, .45%, .35%, .25%, and .15% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively. The Sub-advisors for International Equity and Money Market are currently voluntarily waiving a portion their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Equity and Money Market are reduced for Portfolio net assets in excess of specified levels.

     Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4. TAX MATTERS
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     The Portfolios are treated as partnerships for Federal income tax purposes. Accordingly, each investor in the Portfolios is allocated its share of net investment income and realized and unrealized gains and losses from investment transactions. It is intended that the Portfolios are managed in such a way that an investor is able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

5. PORTFOLIO SECURITIES
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     Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the year ended October 31, 1998, were as follows:

                                      PURCHASES         SALES
                                     ------------    -----------
International Equity                 $ 14,021,718    $ 1,771,863
Capital Growth                        143,874,128     36,757,084
Equity Income                          70,483,631     20,832,269
Total Return Bond                      58,355,955     29,119,902

     Purchases and sales of U.S. government securities, during the year ended October 31, 1998, were as follows:

                                      PURCHASES         SALES
                                     ------------    -----------
Total Return Bond                    $127,350,937    $85,862,076
Equity Income                           2,516,748        490,234

     At October 31, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for Federal income tax purposes, were as follows:

                                                                                     NET
                                                   GROSS           GROSS          UNREALIZED
                                 AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                                    COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                ------------    ------------    ------------    --------------
International Equity            $ 14,434,337    $ 1,089,582      $1,240,165      $  (150,583)
Capital Growth                   134,147,098     16,592,654         721,143       15,871,511
Equity Income                     61,296,547      4,489,700       2,068,265        2,421,435
Total Return Bond                 67,555,680        546,057         174,563          371,494
Money Market                      48,554,630             --              --               --



                                                   AMERICAN SKANDIA MASTER TRUST


REPORT OF INDEPENDENT ACCOUNTANTS
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To the Investors and Board of Trustees
of American Skandia Master Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of ASMT T. Rowe Price International Equity Portfolio, ASMT Janus Capital Growth Portfolio, ASMT INVESCO Equity Income Portfolio, ASMT PIMCO Total Return Bond Portfolio and ASMT JPM Money Market Portfolio of American Skandia Master Trust (the "Trust") at October 31, 1998, the results of each of their operations, the changes in each of their net assets and the supplemental data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accouting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers

Chartered Accountants and Registered Auditors
Dublin, Republic of Ireland
December 11, 1998

                                    APPENDIX

         The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

                 Description of Certain Debt Securities Ratings

Moody's Investors Service, Inc. ("Moody's"):

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's"):

         AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.


                 Description of Certain Commercial Paper Ratings

Moody's:

         Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's:

         A-1 -- This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

PART C:  OTHER INFORMATION

ITEM 23.          Exhibits

         (i)      (a).     (1)      Articles of Incorporation of Registrant.

         (iii)             (2)      Amendment to Articles of Incorporation of Registrant dated July 3, 1997.

         (iv)              (3)      Amendment to Articles of Incorporation of Registrant dated July 17, 1997.

         (vi)              (4)      Articles Supplementary of Registrant dated December 29, 1997.

         (viii)            (5)      Articles Supplementary of Registrant dated August 14, 1998.

         (viii)            (6)      Articles Supplementary of Registrant dated December 18, 1998.


                           (7)      Articles Supplementary of Registrant dated September 24, 1999.


         (i)      (b).     By-laws of Registrant.

                  (c).     None.

         (ii)     (d).  (1)  Form  of  Investment   Management Agreement between Registrant and American
                             Skandia  Investment  Services,  Incorporated for the ASAF  Founders  International  Small
                             Capitalization Fund.

                        (2)  Form  of  Investment   Management  Agreement between   Registrant  and  American  Skandia
                             Investment  Services,  Incorporated  for the ASAF AIM International Equity Fund.

         (v)            (3)  Form of  Investment  Management  Agreement  between  Registrant  and  American Skandia Investment
                             Services, Incorporated for the ASAF Janus Overseas Growth Fund.

         (viii)         (4)  Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                             Services, Incorporated for the ASAF Janus Small-Cap Growth Fund.

         (ii)           (5)  Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                             Services, Incorporated for the ASAF T. Rowe Price Small Company Value Fund.

         (vii)          (6)  Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                             Services, Incorporated for the ASAF Neuberger Berman Mid-Cap Growth Fund.

         (vii)          (7)  Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                             Services, Incorporated for the ASAF Neuberger Berman Mid-Cap Value Fund.

         (viii)         (8)  Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                             Services, Incorporated for the ASAF Oppenheimer Large-Cap Growth Fund.

         (vii)          (9)  Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                             Services, Incorporated for the ASAF Marsico Capital Growth Fund.

                        (10) Form  of  Investment   Management  Agreement between   Registrant  and  American  Skandia
                             Investment  Services,  Incorporated  for the ASAF Bankers Trust Managed Index 500 Fund.

         (v)            (11)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                 Services, Incorporated for the ASAF Lord Abbett Growth and Income Fund.

                        (12)     Form  of  Investment   Management  Agreement between   Registrant  and  American  Skandia
                                 Investment  Services,  Incorporated  for the ASAF MFS Growth with Income Fund.

         (ii)           (13)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                 Services, Incorporated for the ASAF American Century Strategic Balanced Fund.

         (ii)           (14)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia  Investment
                                 Services, Incorporated for the ASAF Federated High Yield Bond Fund.

         (vii)          (15)     Form of Sub-advisory  Agreement between American   Skandia   Investment    Services,
                                 Incorporated  and Founders Asset  Management LLC  for  the  ASAF  Founders  International
                                 Small Capitalization Fund.

         (v)            (16)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                 Janus Capital Corporation for the ASAF Janus Overseas Growth Fund.

                        (17)     Form  of  Sub-advisory   Agreement   between American   Skandia   Investment    Services,
                                 Incorporated  and A I M Capital  Managemen, Inc. for the ASAF AIM  International  Equity
                                 Fund.

         (ix)           (18)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                 Janus Capital Corporation for the ASAF Janus Small-Cap Growth Fund.

         (ii)           (19)     Form of Sub-advisory  Agreement between American Skandia Investment  Services,  Incorporated and T.
                                 Rowe Price Associates, Inc. for the ASAF T. Rowe Price Small Company Value Fund.

         (vii)          (20)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                 Neuberger&Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Growth Fund.

         (vii)          (21)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                 Neuberger&Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund.

         (ix)           (22)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                 OppenheimerFunds, Inc. for the ASAF Oppenheimer Large-Cap Growth Fund.

         (x)            (23)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                 Marsico Capital Management, LLC for the ASAF Marsico Capital Growth Fund.

                        (24)     Form  of  Sub-advisory   Agreement   between American   Skandia   Investment    Services,
                                 Incorporated  and Bankers  Trust Company for the ASAF  Bankers  Trust  Managed  Index 500
                                 Fund.

         (v)            (25)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                 Lord, Abbett & Co. for the ASAF Lord Abbett Growth and Income Fund.

                        (26)     Form  of  Sub-advisory   Agreement   between American   Skandia   Investment    Services,
                                 Incorporated  and  Massachusetts   Financial Services  Company  for the ASAF  MFS  Growth
                                 with Income Fund.

         (iii)          (27)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                 American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund.

         (iii)          (28)     Form of Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and
                                 Federated Investment Counseling for the ASAF Federated High Yield Bond Fund.

         (ii)     (e).  (1)      Form of Underwriting and Distribution  Agreement between Registrant and American Skandia Marketing,
                                 Incorporated.

         (iii)          (2)      Form of Sales Agreement with American Skandia Marketing, Incorporated.

                  (f).  None.

         (ii)     (g).  (1)      Form of Custody Agreement between Registrant and PNC Bank.

         (ii)           (2)      Form of Custody Agreement between Registrant and Morgan Stanley Trust Company.

         (vi)           (3)      Form of Amendment to Custody Agreement between Registrant and PNC Bank.

         (viii)         (4)      Form of Foreign Custody Manager Delegation Amendment.

         (ii)     (h).  (1)      Form of Administration Agreement between Registrant and PFPC Inc.

         (ii)           (2)      Form of Transfer Agency and Service  Agreement  between  Registrant and State Street Bank and Trust
                                 Company.

         (vii)          (3)      Form of  Administration  Agreement  between  Registrant and American Skandia  Investment  Services,
                                 Incorporated.

         (vii)          (4)      Form of Amendment to Transfer  Agency and Service  Agreement  between  Registrant  and State Street
                                 Bank and Trust Company.

         (x)      (i).     Opinion and Consent of Counsel to Registrant.

                  (j).              (1)     Consent of Independent Public Accountants of Registrant

                                    (2)     Consent of Independent Public Accountants of American Skandia Master Trust

         (iii)                      (3)     Consent of Caplin & Drysdale.

         (v)                        (4)     Opinion of Caplin & Drysdale

         (iii)                      (5)     Consent of Rogers & Wells.

         (v)                        (6)     Opinion of Rogers & Wells.

                  (k).     None.

         (ii)     (l).     Form of Share Purchase Agreement.

         (ii)     (m).     (1)      Form of Distribution and Service Plan for Class A Shares.

         (ii)              (2)      Form of Distribution and Service Plan for Class B Shares.

         (ii)              (3)      Form of Distribution and Service Plan for Class C Shares.

         (ii)              (4)      Form of Distribution and Service Plan for Class X Shares.

         (vi)              (5)      Form of Distribution and Service Plan for New Class X Shares.

                  (n).     Financial Data Schedules.


                  (o).     Form of Rule 18f-3 Plan.


--------------------------------------

(i) Incorporated by reference to Registrant's Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on March 10, 1997.

(ii) Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

(iii)Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

(iv) Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A as filed with the Commission on October 17, 1997.

(v) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A as filed with the Commission on December 31, 1997.

(vi) Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A as filed with the Commission on June 5, 1998.

(vii)Incorporated   by  reference   to   Post-Effective   Amendment   No.  4  to
     Registrant's Registration Statement on Form N-1A as filed with the Commission on August 18, 1998.

(viii)  Incorporated  by  reference  to   Post-Effective   Amendment  No.  5  to
     Registrant's Registration Statement on Form N-1A as filed with the Commission on December 31, 1998.

(ix) Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A as filed with the Commission on February 26, 1999.


(x) Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-aA as filed with the Commission on July 23, 1999.


ITEM 24. Persons Controlled By or Under Common Control with Registrant

         Five series of the Registrant currently are organized under a "master/feeder" fund structure and may be considered to control the corresponding master portfolios of American Skandia Master Trust in which they invest. Registrant is not under common control with any person except to the extent Registrant is deemed to be under the control of its Investment Manager.

ITEM 25. Indemnification

         Section 2-418 of the General Corporation Law of the State of Maryland provides for indemnification of officers, directors, employees and agents of a Maryland corporation. With respect to indemnification of the officers and directors of the Registrant, and of other employees and agents to such extent as shall be authorized by the Board of Directors or the By-laws of the Registrant and be permitted by law, reference is made to Article VIII, Paragraph (a)(5) of the Registrant's Articles of Incorporation and Article V of the Registrant's By-laws, both filed herewith.

         With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant's Funds under the Investment Management Agreements, reference is made to Section 13 of each form of Investment Management Agreement filed herewith.

         With respect to the Sub-Advisors' indemnification under the Sub-Advisory Agreements of the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act of 1940, as amended (the "ICA"), of the Investment Manager and each person, if any, who controls the Investment Manager within the meaning of Section 15 of the 1933 Act, as amended (the "1933 Act"), reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith.

         With respect to Registrant's indemnification of American Skandia Marketing, Incorporated (the "Distributor"), its officers and directors and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, and the Distributor's indemnification of Registrant, its officers and directors and any person who controls Registrant, if any, within the meaning of the 1933 Act, reference is made to Section 10 of the form of Underwriting and Distribution Agreement filed herewith.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser

         American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut 06484, serves as the investment manager to the Registrant. Information as to the officers and directors of ASISI is included in ASISI's Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission on September 1, 1999, April 9, 1999, April 7, 1998, August 13, 1997, April 11, 1997, October 22, 1996, March 22, 1996
and April 11, 1995, and is incorporated herein by reference.

         ASISI currently engages the following sub-advisors (the "Sub-advisors") to conduct the investment programs of the funds of the Registrant or the master portfolios in which certain of Registrant's funds invest: (a) Founders Asset Management LLC, Founders Financial Center, 2930 East Third Avenue, Denver,
Colorado 80206; (b) Rowe Price-Fleming International, Inc., 100 East Pratt Street, Baltimore, Maryland 21209; (c) A I M Capital Management, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046 (d) Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4923; (e) T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21209; (f) Neuberger Berman Management Inc. 605 Third Avenue, New York, NY 10158; (g) OppenheimerFunds, Inc., Two World Trade Center, New York, NY 10048-0203; (h) Marsico Capital Management, LLC, 1200 17th Street, Denver, CO 80202; (i) Bankers Trust Company, One Bankers Trust Plaza, New York, NY 10006 (j) Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, NY 10153; (k) Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116 (l) INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado 80217-3706;
(m) American Century Investment Management, Inc. (formally named, "Investors Research Corporation"), Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111; (n) Federated Investment Counseling, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779; (o) Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660; and (p) J.P. Morgan Investment Management, Inc., 522 Fifth Avenue, New York, New York, 10036. Information as to the officers and directors of each of the Sub-advisors is included in each Sub-advisor's current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.

ITEM 27. Principal Underwriter

         American Skandia Marketing, Incorporated (the "Distributor," as previously defined), One Corporate Drive, Shelton, Connecticut 06484, serves as the principal underwriter and distributor for the Registrant. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. The Distributor is an "affiliated person" (as defined under the ICA) of the Registrant and ASISI, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.

         The following table sets forth information on the current officers and directors of the Distributor, all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484:

Name:                                  Position Held with the Distributor:            Position Held with the Registrant:

Patricia J. Abram                      Senior Vice Present & National                 None
                                       Sales Manager, Variable Life

Gordon C. Boronow                      Deputy Chief Executive Officer &               Vice President
                                       Director

Kimberly A. Bradshaw                   Vice President & National                      None
                                       Sales Manager/ Qualified Plans

Jan R. Carendi                         Chairman, Chief Executive Officer &            President, Principal Executive Officer
                                       Director                                       & Director

Robert Brinkman                        Senior Vice President, National                None
                                       Sales Manager

Kathleen A. Chapman                    Assistant Corporate Secretary                  None

Lucinda C. Ciccarello                  Vice President, Mutual Funds                   None

Wade A. Dokken                         President, Deputy Chief Executive              None
                                       Officer & Director

Ian Kennedy                            Senior Vice Present, Customer                  None
                                       Service

T. Richard Kennedy                     General Counsel                                None

Walter G. Kenyon                       Vice President &                               None
                                       National Accounts Manager

Lawrence Kudlow                        Senior Vice President &                        None
                                       Chief Economist

N. David Kuperstock                    Vice President, Product Development            None
                                       & Director

Thomas M. Mazzaferro                   Executive Vice President,                      None
                                       Chief Financial Officer & Director

Eileen S. McCann                       Vice President, Key Accounts                   None
                                       Marketing

David R. Monroe                        Senior Vice President, Treasurer               None
                                       and Corporate Controller

Michael A. Murray                      Vice President & National Sales                None
                                       Manager/American Skandia Advisor
                                       Funds, Inc.

Brian O'Connor                         Vice President & National Sales                None
                                       Manager, Internal Wholesaling

M. Priscilla Pannell                   Corporate Secretary                            None

Kathleen A. Pritchard                  Vice President, National Key                   None
                                       Accounts/Financial Institutions

Hayward L. Sawyer                      Executive Vice President, National             None
                                       Sales Manager & Director

Anders O. Soderstrom                   Executive Vice President                       None

Leslie S. Sutherland                   Vice President, National Accounts              None
                                       Manager

Amanda C. Sutyak                       Vice President                                 None

Christian A. Thwaites                  Senior Vice President & National               None
                                       Marketing Director

Mary Toumpas                           Vice President & Compliance Director           None

Bayard F. Tracy                        Senior Vice President, National                None
                                       Sales Manager & Director

Deborah G. Ullman                      Senior Vice President, Chief                   None
                                       Operating Officer, Finance and
                                       Business Operations & Director

ITEM 28. Location of Accounts and Records

         Records regarding the Registrant's securities holdings are maintained at Registrant's Custodians, PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, and The Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201. Certain records with respect to the Registrant's securities transactions are maintained at the offices of the various sub-advisors to the Registrant. The Registrant's corporate records are maintained at its offices at One Corporate Drive, Shelton, Connecticut 06484. The Registrant's financial ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809. Certain records regarding the shareholders of the Registrant are maintained at the offices of the Registrant's transfer agent, Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the ICA, and the Rules promulgated thereunder with respect to American Skandia Master Trust (the "Master Trust") are maintained at the Master Trust's offices at One Corporate Drive, Shelton, Connecticut 06484, at the offices of the various sub-advisors, and at the offices of the above-mentioned Custodians and Administrator.

ITEM 29. Management Services

         None.

ITEM 30. Undertakings

         None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Skandia Advisor Funds, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Shelton, and State of Connecticut, on the 15th day of October, 1999. This Amendment meets all the requirements for effectiveness under paragraph (b) of rule 485 under the Securities Act of 1933.


                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


                                            By: /s/ Eric C. Freed
                                                Eric C. Freed
                                                Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                       Date


/s/ Jan R. Carendi                                   President, Principal Executive              10/15/99
Jan R. Carendi                                       Officer & Director


/s/ David E.A. Carson*                               Director                                    10/15/99
David E.A. Carson


/s/ Richard G. Davy, Jr.                             Treasurer (Chief Financial and              10/15/99
Richard G. Davy, Jr.                                 Accounting Officer)


/s/ Julian A. Lerner*                                Director                                    10/15/99
Julian A. Lerner

/s/ Thomas M. O'Brien*                               Director                                    10/15/99
Thomas M. O'Brien


/s/ F. Don Schwartz*                                 Director                                    10/15/99
F. Don Schwartz


                                           *By:   /s/ Eric C. Freed
                                                  Eric C. Freed

                *Pursuant to Powers of Attorney previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Skandia Master Trust certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Shelton, and State of Connecticut, on the 15th day of October, 1999. This Amendment meets all the requirements for effectiveness under paragraph (b) of rule 485 under the Securities Act of 1933.


                                            AMERICAN SKANDIA MASTER TRUST

                                            By: /s/ Eric C. Freed
                                                Eric C. Freed
                                                Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                       Date


/s/ Jan R. Carendi                                   President (Chief Executive Officer) &       10/15/99
Jan R. Carendi                                       Trustee

/s/ David E.A. Carson*                               Trustee                                     10/15/99
David E.A. Carson

/s/ Richard G. Davy, Jr.                             Vice President (Controller)                 10/15/99
Richard G. Davy, Jr.

/s/ Julian A. Lerner*                                Trustee                                     10/15/99
Julian A. Lerner

/s/Thomas M. O'Brien*                                Trustee                                     10/15/99
Thomas M. O'Brien

/s/ F. Don Schwartz*                                 Trustee                                     10/15/99
F. Don Schwartz

/s/ C. Ake Svensson*                                 Treasurer                                   10/15/99
C. Ake Svensson

                                          *By:    /s/ Eric C. Freed
                                                  Eric C. Freed

                *Pursuant to Powers of Attorney previously filed.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

                          Registration Statement Under
                         The Securities Act of 1933 and
                       The Investment Company Act of 1940

                                INDEX TO EXHIBITS

          Exhibit Number                                                   Description

                  (a)(7)            Articles Supplementary of Registrant dated September 24, 1999.

                  (d)(2)            Form of Investment  Management  Agreement between  Registrant and American Skandia
                                    Investment Services, Incorporated for the ASAF AIM International Equity Fund.

                  (d)(10)           Form of Investment  Management  Agreement between  Registrant and American Skandia
                                    Investment  Services,  Incorporated  for the ASAF Bankers  Trust Managed Index 500
                                    Fund.

                  (d)(12)           Form of Investment  Management  Agreement between  Registrant and American Skandia
                                    Investment Services, Incorporated for the ASAF MFS Growth with Income Fund.

                  (d)(17)           Form of Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                    Incorporated  and A I M Capital  Management,  Inc. for the ASAF AIM  International
                                    Equity Fund.

                  (d)(24)           Form of Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                    Incorporated  and Bankers  Trust  Company for the ASAF Bankers Trust Managed Index
                                    500 Fund.

                  (d)(26)           Form of Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                    Incorporated  and  Massachusetts  Financial  Services  Company  for the  ASAF  MFS
                                    Growth with Income Fund.

                  (j)(1)            Consent of Independent Public Accountants of Registrant.

                  (j)(2)            Consent of Independent Public Accountants of American Skandia Master
                                    Trust.

                     (o)            Form of Rule 18f-3 Plan.